OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2011
Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09913
AIM Counselor Series Trust (Invesco Counselor Series Trust)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 8/31
Date of reporting period: 8/31/10

*	Funds included are: Invesco California Tax-Free Income Fund, Invesco Core Plus Bond Fund, Invesco Dividend Growth Securities Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Floating Rate Fund, Invesco Fundamental Value Fund, Invesco Large Cap Relative Value Fund, Invesco Multi-Sector Fund, Invesco New York Tax-Free Income Fund, Invesco S&P 500 Index Fund, Invesco Select Real Estate Income Fund, Invesco Structured Core Fund, Invesco Structured Growth Fund, Invesco Structured Value Fund, Invesco Van Kampen American Franchise Fund, Invesco Van Kampen Core Equity Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Equity Premium Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Pennsylvania Tax Free Income Fund and Invesco Van Kampen Small Cap Growth Fund.

Item 1. Reports to Stockholders.

Invesco Core Plus Bond Fund
Annual Report to Shareholders   August 31, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
16	Financial Statements
18	Notes to Financial Statements
26	Financial Highlights
27	Auditor’s Report
28	Fund Expenses
31	Tax Information
31	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letter to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
      Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
      First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
      Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
      And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
      Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
      If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
      I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Core Plus Bond Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
      To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
      We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
      It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
      As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Core Plus Bond Fund

Management’s Discussion of Fund Performance

Performance summary
For the reporting period ended August 31, 2010, Invesco Core Plus Bond Fund, Class A shares at net asset value (NAV), outperformed the Fund’s broad market and style-specific index, the Barclays Capital U.S. Aggregate Index, due mainly to overweight exposure to non-government bonds relative to the index.
      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.26%

Class B Shares	9.34

Class C Shares	9.44

Class R Shares	9.88

Class Y Shares	10.43

Institutional Class Shares	10.43

Barclays Capital U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	9.18

Lipper Intermediate Investment Grade Debt Funds Index▼ (Peer Group Index)	12.70

▼	Lipper Inc.

How we invest
We invest primarily in a mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. Under normal market conditions, the Fund seeks to maintain an average weighted maturity range between five and 10 years. The Fund may invest up to 20% of its total assets in securities rated below investment grade at the time of investment. The Fund may invest a portion or all of its total assets in securities issued by foreign governments or corporations; provided, however, that the Fund may not invest more than 30% of its total assets in non-U.S. dollar denominated securities. The Fund may purchase and sell options, futures contracts, options on futures contracts, forward contracts, swaps (including currency, interest rate, credit default, total return and index swaps and swap options) and structured products, which are derivative instruments, for various portfolio management purposes and to manage risks.
      We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a high level of current income consistent with concern for safety of principal.
      Our security selection is supported by a team of specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
      Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
      Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning or sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
Market conditions during the 12-month period covered in this report were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at extremely low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
      In the U.S., economic recovery was present, although uneven, as stubbornly high unemployment and weakness in output continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an estimated annual rate of 1.7% in the second quarter of 2010, following 3.7% growth in the first quarter, and 1.6% and 5.0% annual rates of growth during the third and forth quarters of 2009, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 In the latest Federal Open Market Committee meeting minutes, the board of

Portfolio Composition
By security type

U.S. Dollar Denominated Bonds & Notes	35.3%

U.S. Government Sponsored
Mortgage-Backed Securities	29.1

U.S. Treasury Securities	23.9

Asset-Backed Securities	15.0

Municipal Obligations	0.8

Money Market Funds
Plus Other Assets Less Liabilities	-4.1

Top 10 Fixed Income Issuers*

1.	Federal National Mortgage Association	15.2%

2.	Federal Home Loan Mortgage Corp.	14.0

3.	U.S. Treasury Notes	12.4

4.	U.S. Treasury Bills	8.8

5.	U.S. Treasury Bonds	2.7

6.	Bear Stearns
	Commercial Mortgage Securities	2.2

7.	Morgan Stanley Capital I	1.6

8.	GS Morgan Securities Corp. II	1.4

9.	Freddie Mac REMICS	1.3

10.	RBSCF Trust	1.1

Total Net Assets	$9.4 million

Total Number of Holdings*	235
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Core Plus Bond Fund

governors indicated a belief “that the pace of recovery in output and employment has slowed in recent months” and “the pace of economic recovery is likely to be more modest in the near term than had been anticipated.”2 Consequently, the Fed decided to continue to support the U.S. economic recovery in a context of price stability and low interest rates by reinvesting the principal payments from agency debt and agency mortgage backed securities (MBS) that it holds into longer-term U.S. Treasuries.2
      The broad U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Index, generated positive total return for the trailing 12 months3, as falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk) reflected the rise in the prices of fixed income assets. During the second quarter of 2010, sovereign risks in Europe, most notably in Greece, caused investors to scale back their risk profile and embrace the safe haven of U.S. government and agency securities, though the impact was not enough to erase gains in non-government bonds over the rest of the Fund’s fiscal year.
      The Fund at NAV generated positive returns and outperformed its benchmark for the period. Sector and security selection both contributed to the positive returns. Sustained overweight positioning in investment grade corporate credit, commercial mortgage backed securities (CMBS) and limited out-of-index exposure to high yield corporate bond sectors, benefited the Fund as credit spreads narrowed throughout the Fund’s fiscal year. The Fund’s underweight exposure to government and government related bond sectors relative to its style index were also advantageous as those sectors’ returns, although positive on an absolute basis, underperformed versus non-government bonds.
      Security selection’s contribution to portfolio performance was significant and broad-based for the period, on both an absolute and relative basis. The Fund’s holdings within the consumer cyclical, telecommunications/media/technology and transportation sub-sectors produced notable outperformance versus their benchmark counterparts. The performance of individual securities within CMBS, agency MBS, credit card asset backed securities and the financials sub-sectors detracted from Fund performance.
      The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. We may use derivative instruments such as U.S. Treasury futures and interest rate swaps, to help manage duration and yield curve exposure. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The contribution to performance from duration positioning was mixed over the period, but overall it had a small negative effect. The Fund maintained a shorter-than-benchmark duration positioning relative to the style-specific index as interest rates trended lower over most of the period.
      The contribution to performance from the Fund’s yield curve positioning (emphasizing points on the yield curve with the greatest return potential) was also mixed for the period, but overall was another small detractor from performance relative to the benchmark. On average, the portfolio favored yield curve positioning that emphasized stability in intermediate maturities and did not fully participate in upside performance of the index. Rates fell across the yield curve, benefiting the index’s higher percentage of assets in intermediate and longer maturity securities.
      During the period, the Fund benefited from incremental income earned by engaging in dollar (mortgage) roll activity, a type of repurchase transaction in the highly liquid TBA market for Agency MBS. A dollar roll involves the Fund selling a mortgage-backed security to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash proceeds from the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, generate income for the Fund.
      Thank you for investing in Invesco Core Plus Bond Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of Invesco Core Plus Bond Fund. She joined Invesco in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin.
Charles Burge
Portfolio manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
Claudia Calich
Portfolio manager, is manager of Invesco Core Plus Bond Fund. She joined Invesco in 2004. Ms. Calich earned a B.A. in economics from Susquehanna University and an M.A. in international economics from the International University of Japan in Nilgata.
John Craddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 1999. Mr. Craddock earned a B.S. in mechanical engineering from Clemson University and an M.B.A. from Georgia Tech’s Dupree School of Management with a concentration finance.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco Core Plus Bond Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.

5	Invesco Core Plus Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes Since Inception
Index data from 5/31/09, Fund data from 6/3/09

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Core Plus Bond Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (6/3/09)		6.98%

1	Year	5.05

Class B Shares

Inception (6/3/09)		7.21%

1	Year	4.34

Class C Shares

Inception (6/3/09)		10.44%

1	Year	8.44

Class R Shares

Inception (6/3/09)		10.91%

1	Year	9.88

Class Y Shares

Inception (6/3/09)		11.46%

1	Year	10.43

Institutional Class Shares

Inception (6/3/09)		11.46%

1	Year	10.43
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (6/3/09)		5.59%

1	Year	5.94

Class B Shares

Inception (6/3/09)		5.88%

1	Year	5.31

Class C Shares

Inception (6/3/09)		9.68%

1	Year	9.41

Class R Shares

Inception (6/3/09)		10.13%

1	Year	10.86

Class Y Shares

Inception (6/3/09)		10.68%

1	Year	11.41

Institutional Class Shares

Inception (6/3/09)		10.78%

1	Year	11.51

      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.90%, 1.65%, 1.65%, 1.15%, 0.65% and 0.65%, respectively. 1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 2.67%, 3.42%, 3.42%, 2.92%, 2.42% and 2.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
      Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
      The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2011. See current prospectus for more information.

continued from page 8

■	The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index considered representative of intermediate investment grade debt funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund’s investment objective is total return.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may engage in frequent trading of portfolio securities, which may result in added expenses, lower return and increased tax liability.

■	Many of the instruments that the Fund expects to hold may be subject to the risk that the other party to a contract will not fulfill its contractual obligations.

■	The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.
■	Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value.

■	The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■	Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

■	The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACPSX
Class B Shares	CPBBX
Class C Shares	CPCFX
Class R Shares	CPBRX
Class Y Shares	CPBYX
Institutional Class Shares	CPIIX

8	Invesco Core Plus Bond Fund

Schedule of Investments(a)

August 31, 2010

	Principal
	Amount	Value

Bonds & Notes–35.24%
Advertising–0.05%
Lamar Media Corp., Sr. Sub. Gtd. Notes, 7.88%, 04/15/18(b)	$5,000	$5,175

Aerospace & Defense–0.23%
BE Aerospace, Inc., Sr. Unsec. Notes, 8.50%, 07/01/18	10,000	10,819

Bombardier Inc. (Canada), Sr. Notes, 7.50%, 03/15/18(b)	5,000	5,331

7.75%, 03/15/20(b)	5,000	5,375

		21,525

Agricultural Products–0.82%
Bunge Limited Finance Corp., Sr. Unsec. Gtd. Notes, 8.50%, 06/15/19	10,000	12,114

Cargill Inc., Sr. Unsec. Notes, 5.60%, 09/15/12(b)	60,000	65,264

		77,378

Airlines–2.14%
American Airlines Pass Through Trust, Series 2001-2, Class A-1, Sec. Global Pass Through Ctfs., 6.98%, 04/01/11	58,853	59,515

Series 2001-2, Class A-2, Sec. Global Pass Through Ctfs., 7.86%, 10/01/11	50,000	51,812

Continental Airlines Inc., Series 2009-1, Class A, Pass Through Ctfs., 9.00%, 07/08/16	28,787	32,530

Series 2009-1, Class B, Global Pass Through Ctfs., 9.25%, 05/10/17	5,000	5,266

Delta Air Lines, Inc., Sr. Sec. Notes, 9.50%, 09/15/14(b)	4,000	4,305

Series 2001-1, Class A-2, Sr. Sec. Pass Through Ctfs., 7.11%, 09/18/11	30,000	31,500

Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	1,205	1,217

UAL Corp., Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	9,745	10,866

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	4,759	5,258

		202,269

Alternative Carriers–0.11%
Intelsat Intermediate Holding Co. S.A. (Bermuda), Sr. Unsec. Gtd. Global Notes, 9.50%, 02/01/15(c)	10,000	10,400

Aluminum–0.05%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	5,000	4,947

Apparel Retail–0.40%
Collective Brands, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/01/13	9,000	9,113

Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	25,000	28,312

		37,425

Auto Parts & Equipment–0.05%
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 11/15/15	5,000	5,213

Automobile Manufacturers–0.17%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 11.00%, 11/01/15(b)	5,000	5,400

Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 09/01/13	10,000	10,500

		15,900

Automotive Retail–0.23%
Advance Auto Parts Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	20,000	21,275

Brewers–0.55%
Anheuser Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes, 3.00%, 10/15/12	50,000	51,770

Broadcasting–1.56%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	5,000	4,956

Belo Corp., Sr. Unsec. Notes, 8.00%, 11/15/16	10,000	10,637

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 9.25%, 12/15/17	5,000	5,275

COX Communications Inc., Sr. Unsec. Notes, 6.75%, 03/15/11	40,000	41,280

9.38%, 01/15/19(b)	25,000	34,382

Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 6.35%, 06/01/40	40,000	45,059

LIN Television Corp., Sr. Unsec. Gtd. Notes, 8.38%, 04/15/18(b)	5,000	5,113

		146,702

Building Products–0.32%
Building Materials Corp. of America, Sr. Gtd. Notes, 7.50%, 03/15/20(b)	5,000	5,012

Gibraltar Industries Inc., Series B, Sr. Unsec. Gtd. Global Notes, 8.00%, 12/01/15	5,000	4,875

Ply Gem Industries Inc., Sr. Sec. Gtd. First & Second Lien Global Notes, 11.75%, 06/15/13	15,000	15,525

USG Corp., Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	5,000	5,200

		30,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Cable & Satellite–1.13%
British Sky Broadcasting Group PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.50%, 11/15/18(b)	$25,000	$34,336

Cablevision Systems Corp., Sr. Unsec. Notes, 8.63%, 09/15/17(b)	5,000	5,450

DirecTV Holdings LLC/DirecTV Financing Co. Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	60,000	66,450

		106,236

Casinos & Gaming–0.22%
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.25%, 02/15/15(b)	5,000	5,069

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	5,000	5,268

Wynn Las Vegas Capital LLC/Corp., Sec. First Mortgage Notes, 7.88%, 11/01/17(b)	10,000	10,300

		20,637

Coal & Consumable Fuels–0.11%
CONSOL Energy Inc., Sr. Unsec. Gtd. Notes, 8.00%, 04/01/17(b)	5,000	5,325

8.25%, 04/01/20(b)	5,000	5,331

		10,656

Communications Equipment–0.57%
Motorola Inc., Sr. Unsec. Global Notes, 8.00%, 11/01/11	50,000	53,349

Construction, Farm Machinery & Heavy Trucks–0.06%
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	5,000	5,238

Consumer Finance–0.21%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/01/31	10,000	9,925

Sr. Unsec. Gtd. Notes, 8.00%, 03/15/20(b)	5,000	5,162

National Money Market Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	5,000	5,225

		20,312

Department Stores–0.72%
Macy’s Retail Holdings Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	65,000	67,600

Diversified Banks–1.46%
Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 3.40%, 01/22/15	50,000	53,282

US Bancorp, Sr. Unsec. Notes, 2.00%, 06/14/13	45,000	46,128

Wachovia Corp.–Series G, Sr. Unsec. Medium-Term Notes, 5.50%, 05/01/13	35,000	38,463

		137,873

Diversified Capital Markets–0.06%
Credit Suisse AG (Switzerland), Sub. Global Notes, 5.40%, 01/14/20	5,000	5,274

Diversified Metals & Mining–0.53%
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	45,000	50,048

Diversified Support Services–0.05%
Travelport LLC, Sr. Unsec. Gtd. Global Notes, 9.88%, 09/01/14	5,000	5,156

Electric Utilities–1.94%
Indiana Michigan Power Co., Sr. Unsec. Notes, 7.00%, 03/15/19	25,000	30,987

LSP Energy L.P./LSP Batesville Funding Corp., Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	5,000	3,613

Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	30,000	34,432

Southern Co., Series A, Sr. Unsec. Notes, 5.30%, 01/15/12	60,000	63,507

Virginia Electric & Power Co., Sr. Unsec. Notes, 5.10%, 11/30/12	25,000	27,299

5.00%, 06/30/19	20,000	23,078

		182,916

Electrical Components & Equipment–0.29%
Belden Inc., Sr. Gtd. Notes, 9.25%, 06/15/19(b)	25,000	27,125

Electronic Manufacturing Services–0.06%
Jabil Circuit, Inc., Sr. Unsec. Notes, 7.75%, 07/15/16	5,000	5,413

Environmental & Facilities Services–0.05%
Clean Harbors Inc., Sr. Sec. Gtd. Global Notes, 7.63%, 08/15/16	5,000	5,200

Food Retail–0.11%
Wm. Wrigley Jr. Co., Sr. Sec. Gtd. Floating Rate Notes, 1.91%, 06/28/11(b)	10,000	10,030

Gas Utilities–0.06%
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	5,000	5,275

Health Care Equipment–1.17%
Boston Scientific Corp., Sr. Unsec. Notes, 5.45%, 06/15/14	40,000	41,860

6.00%, 01/15/20	15,000	15,846

CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	50,000	52,420

		110,126

Health Care Facilities–0.17%
Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 07/15/15	5,000	5,206

HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	10,000	10,825

		16,031

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Health Care Services–0.87%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 06/15/12	$50,000	$53,430

6.25%, 06/15/14	25,000	28,733

		82,163

Hotels, Resorts & Cruise Lines–0.78%
Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(b)	20,000	21,540

Royal Caribbean Cruises Ltd. (Trinidad), Sr. Unsec. Notes, 7.50%, 10/15/27	5,000	4,494

Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Notes, 7.15%, 12/01/19	5,000	5,338

Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	40,000	41,950

		73,322

Household Products–0.05%
Central Garden and Pet Co., Sr. Gtd. Notes, 8.25%, 03/01/18	5,000	5,075

Independent Power Producers & Energy Traders–0.32%
NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/16	15,000	15,225

7.38%, 01/15/17	15,000	15,244

		30,469

Industrial Conglomerates–0.05%
NXP BV/NXP Funding LLC (Netherlands), Sr. Sec. Gtd. Global Notes, 7.88%, 10/15/14	5,000	5,038

Industrial REIT’s–0.15%
ProLogis, Sr. Unsec. Notes, 6.25%, 03/15/17	15,000	14,659

Integrated Oil & Gas–0.29%
Petroleos Mexicanos (Mexico), Bonds, 6.63%, 06/15/35(b)	25,000	26,995

Integrated Telecommunication Services–1.38%
AT&T Inc., Sr. Unsec. Global Notes, 6.70%, 11/15/13	20,000	23,228

2.50%, 08/15/15	15,000	15,186

British Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 9.38%, 12/15/10	60,000	61,410

Koninklijke KPN N.V. (Netherlands), Sr. Unsec. Global Bonds, 8.00%, 10/01/10	25,000	25,142

Qwest Communications International Inc., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/18(b)	5,000	5,194

		130,160

Internet Retail–0.27%
Expedia Inc., Sr. Unsec. Gtd. Notes, 5.95%, 08/15/20(b)	25,000	25,697

Internet Software & Services–0.06%
Equinix Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	5,000	5,250

Investment Banking & Brokerage–0.89%
E*Trade Financial Corp., Sr. Unsec Global Notes, 7.38%, 09/15/13	5,000	4,775

Goldman Sachs Group Inc. (The), Sr. Global Notes, 3.70%, 08/01/15	55,000	55,647

Jefferies Group Inc., Sr. Unsec. Notes, 8.50%, 07/15/19	20,000	23,462

		83,884

Leisure Facilities–0.16%
Universal City Development Partners Ltd., Sr. Unsec. Gtd. Notes, 8.88%, 11/15/15(b)	10,000	10,200

10.88%, 11/15/16(b)	5,000	5,331

		15,531

Life & Health Insurance–0.71%
Aflac Inc., Sr. Unsec., 6.45%, 08/15/40	15,000	15,848

Prudential Financial Inc., Series D, Sr. Unsec. Medium-Term Notes, 2.75%, 01/14/13	50,000	50,973

		66,821

Life Sciences Tools & Services–0.36%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	25,000	28,632

Patheon Inc. (Canada), Sr. Sec. Notes, 8.63%, 04/15/17(b)	5,000	5,012

		33,644

Movies & Entertainment–0.28%
Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	25,000	26,375

Multi-Line Insurance–0.40%
American Financial Group Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	10,000	12,506

CNA Financial Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/20	20,000	20,293

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38	5,000	4,939

		37,738

Multi-Utilities–0.84%
Nisource Finance Corp., Sr. Unsec. Gtd. Notes, 7.88%, 11/15/10	56,000	56,749

Pacific Gas & Electric Co., Sr. Unsec. Notes, 5.40%, 01/15/40	20,000	22,372

		79,121

Office Electronics–0.56%
Xerox Corp., Sr. Unsec. Notes, 6.88%, 08/15/11	50,000	52,705

Office REIT’s–0.23%
Digital Realty Trust L.P., Unsec. Gtd. Unsub. Bonds, 5.88%, 02/01/20(b)	20,000	21,346

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Office Services & Supplies–0.11%
IKON Office Solutions, Inc.,
Sr. Unsec. Notes, 6.75%, 12/01/25	$5,000	$5,125

7.30%, 11/01/27	5,000	5,119

		10,244

Oil & Gas Equipment & Services–0.11%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	5,000	5,031

Key Energy Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/01/14	5,000	5,175

		10,206

Oil & Gas Exploration & Production–1.42%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.38%, 09/15/17	15,000	14,887

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	25,000	26,062

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/19	5,000	5,388

Encore Acquisition Co., Sr. Gtd. Notes, 9.50%, 05/01/16	5,000	5,469

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	10,000	10,575

Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40(b)	15,000	18,956

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 5.75%, 01/20/20	10,000	10,668

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 06/01/15	5,000	5,194

Petroleos Mexicanos (Mexico), Gtd. Bonds, 5.50%, 01/21/21(b)	20,000	20,874

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 8.63%, 10/15/19	5,000	5,250

Range Resources Corp., Sr. Unsec. Gtd. Notes, 7.50%, 10/01/17	10,000	10,438

		133,761

Oil & Gas Refining & Marketing–0.15%
Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/01/15	5,000	4,963

United Refining Co., Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	10,000	9,237

		14,200

Oil & Gas Storage & Transportation–1.45%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 7.63%, 02/15/12	50,000	54,085

5.20%, 09/01/20	15,000	16,271

6.45%, 09/01/40	15,000	16,885

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.25%, 03/01/16	5,000	5,275

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	5,000	5,169

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	20,000	22,411

Williams Partners L.P., Sr. Unsec. Global Notes, 6.30%, 04/15/40	15,000	16,667

		136,763

Other Diversified Financial Services–3.47%
Bank of America Corp., Sr. Global Notes, 3.70%, 09/01/15	30,000	30,030

Sr. Unsec. Global Notes, 4.50%, 04/01/15	40,000	41,532

6.50%, 08/01/16	10,000	11,179

Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	10,000	10,794

Citigroup Inc., Sr. Unsec., 4.75%, 05/19/15	25,000	25,802

Sr. Unsec. Global Notes, 6.01%, 01/15/15	45,000	48,565

ERAC USA Finance LLC, Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	50,000	54,167

General Electric Capital Corp., Sr. Unsec. Global Notes, 5.90%, 05/13/14	25,000	28,341

International Lease Finance Corp., Sr. Unsec. Notes, 8.63%, 09/15/15(b)	5,000	5,062

8.75%, 03/15/17(b)	5,000	5,075

JPMorgan Chase & Co., Floating Rate Medium-Term Notes, 0.96%, 02/26/13(d)	40,000	40,101

JPMorgan Chase Capital XXVII, Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	25,000	26,263

		326,911

Packaged Foods & Meats–0.33%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.50%, 10/15/19	5,000	5,300

Dole Food Co. Inc., Sr. Sec. Notes, 8.00%, 10/01/16(b)	5,000	5,200

Kraft Foods Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	20,000	20,690

		31,190

Paper Packaging–0.05%
Cascades Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	5,000	5,138

Paper Products–0.05%
Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	5,000	5,025

Pharmaceuticals–0.19%
Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Global Notes, 8.38%, 06/15/16	10,000	11,425

Sr. Unsec. Notes, 7.63%, 03/15/20(b)	5,000	6,163

		17,588

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Publishing–0.45%
Gannett Co. Inc., Sr. Unsec. Gtd. Notes, 9.38%, 11/15/17(b)	$5,000	$5,500

Nielsen Finance LLC/Co., Sr. Unsec. Gtd. Disc. Global Notes, 5.31%, 08/01/16(c)	5,000	4,950

Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 08/01/11	30,000	31,599

		42,049

Railroads–0.11%
Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Unsec. Notes, 8.00%, 02/01/18(b)	10,000	10,676

Regional Banks–0.38%
CIT Group Inc., Sr. Sec. Bonds, 7.00%, 05/01/14	5,000	4,887

PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	25,000	26,264

Zions Bancorp., Unsec. Sub. Notes, 5.50%, 11/16/15	5,000	4,750

		35,901

Semiconductor Equipment–0.05%
Amkor Technology Inc., Sr. Unsec. Notes, 7.38%, 05/01/18(b)	5,000	5,000

Semiconductors–0.05%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	5,000	5,013

Specialized Finance–0.27%
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Notes, 2.63%, 09/16/12	25,000	25,834

Specialized REIT’s–0.80%
Entertainment Properties Trust, Sr. Unsec. Notes, 7.75%, 07/15/20(b)	65,000	64,661

Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 04/15/20	10,000	10,363

		75,024

Specialty Chemicals–0.11%
Huntsman International LLC, Sr. Gtd. Notes, 8.63%, 03/15/20(b)	5,000	4,981

Sr. Unsec. Gtd. Global Notes, 7.88%, 11/15/14	5,000	5,088

		10,069

Steel–0.75%
ArcelorMittal, Sr. Unsec. Global Bonds, 3.75%, 08/05/15	30,000	29,884

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/39	40,000	41,031

		70,915

Thrifts & Mortgage Finance–0.18%
First Niagara Financial Group Inc., Sr. Unsec. Notes, 6.75%, 03/19/20	15,000	16,575

Tires & Rubber–0.10%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 7.63%, 03/15/27	10,000	9,050

Trading Companies & Distributors–0.05%
H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	5,000	4,938

Wireless Telecommunication Services–0.31%
Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	5,000	5,050

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19	10,000	10,850

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	10,000	8,400

Sprint Nextel Corp., Sr. Unsec. Notes, 8.38%, 08/15/17	5,000	5,162

		29,462

Total Bonds & Notes (Cost $3,173,058)		3,322,611

U.S. Government Sponsored Mortgage-Backed Securities–29.11%
Federal Home Loan Mortgage Corp. (FHLMC)–13.97%
Pass Through Ctfs., 5.50%, 01/01/34	245,296	264,101

Pass Through Ctfs., TBA, 4.50%, 09/01/40(e)	475,000	498,304

5.00%, 09/01/40(e)	340,000	360,825

6.00%, 09/01/40(e)	180,000	193,472

		1,316,702

Federal National Mortgage Association (FNMA)–15.14%
Pass Through Ctfs., 4.00%, 09/01/25	275,000	288,922

Pass Through Ctfs., TBA, 4.50%, 09/01/25(e)	250,000	264,531

5.00%, 09/01/25 to 09/01/40(e)	545,000	579,276

5.50%, 09/01/25 to 09/01/40(e)	205,000	219,542

6.00%, 09/01/40(e)	70,000	75,371

		1,427,642

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $2,717,333)		2,744,344

U.S. Treasury Securities–23.91%
U.S. Treasury Bills–8.80%
0.16%, 09/09/10(f)(g)	400,000	399,988

0.14%, 11/18/2010(f)(g)	30,000	29,995

0.16%, 11/18/2010(f)(g)	400,000	399,888

		829,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

U.S. Treasury Notes–12.41%
4.50%, 04/30/12	$300,000	$320,367

2.25%, 05/31/14	200,000	209,719

2.63%, 12/31/14	250,000	265,586

2.75%, 05/31/17	200,000	211,187

3.63%, 08/15/19	100,000	110,313

3.88%, 08/15/40	50,000	53,156

		1,170,328

U.S. Treasury Bonds–2.70%
5.38%, 02/15/31	145,000	190,267

4.25%, 05/15/39	20,000	22,597

4.50%, 08/15/39	35,000	41,169

		254,033

Total U.S. Treasury Securities (Cost $2,165,511)		2,254,232

Asset-Backed Securities–15.00%
Banc of America Commercial Mortgage Inc., Series 2003-1, Class A2, Pass Through Ctfs., 4.65%, 09/11/36	40,000	42,229

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A4, Pass Through Ctfs., 4.52%, 11/11/41	25,000	25,651

Series 2004-PWR6, Class A6, Pass Through Ctfs., 4.83%, 11/11/41	25,000	26,825

Series 2005-T18, Class A4, Variable Rate Pass Through Ctfs., 4.93%, 02/13/42(d)	45,000	48,530

Series 2006-PW11, Class AAB, Variable Rate Pass Through Ctfs., 5.62%, 03/11/39(d)	40,000	43,601

Series 2006-T22, Class A2, Variable Rate Pass Through Ctfs., 5.68%, 04/12/38(d)	19,244	19,486

Series 2006-T24, Class A4, Pass Through Ctfs., 5.54%, 10/12/41	40,000	43,825

Capital One Multi-Asset Execution Trust, Series 2003-B5, Class B5, Pass Through Ctfs., 4.79%, 08/15/13	70,000	70,314

Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5, Pass Through Ctfs., 2.25%, 12/23/14	50,000	51,425

Citigroup Mortgage Loan Trust Inc., Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.51%, 08/25/34(d)	33,499	32,985

Commercial Mortgage Pass Through Ctfs., Series 2001-J1A, Class A2, Variable Rate Pass Through Ctfs., 6.46%, 02/16/34(b)(d)	6,194	6,243

Series 2001-J2A, Class A2F, 0.78%, 07/16/34(b)	70,000	68,268

Credit Suisse Mortgage Capital Ctfs.,
Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37(b)	31,194	32,091

Discover Card Master Trust, Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.93%, 09/15/15(d)	40,000	40,299

Fannie Mae REMICS, Series 2005-35, Class AC, Pass Through Ctfs., 4.00%, 08/25/18	61,065	63,077

Freddie Mac REMICS, Series 2450, Class PE, Pass Through Ctfs., 6.00%, 07/15/21	16,754	16,864

Series 2611, Class HA, Pass Through Ctfs., 4.00%, 10/15/21	31,610	32,344

Series 2937, Class JD, Pass Through Ctfs., 5.00%, 03/15/28	33,635	34,495

Series 3339, Class PC, Pass Through Ctfs., 5.00%, 05/15/32	35,000	36,638

GE Capital Commercial Mortgage Corp., Series 2001-1, Class A2, Pass Through Ctfs., 6.53%, 05/15/33	32,876	33,431

GE Capital Credit Card Master Note Trust, Series 2010-3, Class A, Pass Through Ctfs., 2.21%, 06/15/16	70,000	71,618

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	55,000	59,061

Series 2010-C1, Class C, Pass Through Ctfs., 5.64%, 08/10/43(b)(d)	70,000	74,518

LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, Pass Through Ctfs., 4.65%, 07/15/30	30,000	30,768

Morgan Stanley Capital I, Series 2005-HQ5, Class A3, Pass Through Ctfs., 5.01%, 01/14/42	49,985	51,541

Series 2005-HQ7, Class A4, Variable Rate Pass Through Ctfs., 5.38%, 11/14/42(d)	35,000	38,505

Series 2005-T17, Class A4, Pass Through Ctfs., 4.52%, 12/13/41	29,647	30,417

Series 2005-T19, Class A4A, Pass Through Ctfs., 4.89%, 06/12/47	30,000	32,601

Nissan Auto Lease Trust, Series 2009-B, Class A3, Pass Through Ctfs., 2.07%, 01/15/15	30,000	30,349

RBSCF Trust, Series 2010-RR3, Class MS4A, Pass Through Ctfs., 4.97%, 04/16/40(b)(d)	100,000	106,512

TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.76%, 08/15/39(d)	40,000	42,417

Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4, Variable Rate Pass Through Ctfs., 5.38%, 10/15/44(d)	20,000	22,028

Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.38%, 10/15/44(d)	25,000	23,049

Series 2005-C21, Class AM, Variable Rate Pass Through Ctfs., 5.38%, 10/15/44(d)	20,000	20,417

Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 4.47%, 07/25/34(d)	11,621	11,522

Total Asset-Backed Securities (Cost $1,356,086)		1,413,944

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Municipal Obligations–0.81%
California (State of); Series 2010, Various Purpose Unlimited Tax GO, 5.75%, 03/01/17	$10,000	$10,819

Georgia (State of) Municipal Electric Authority (Build America Bonds); Series 2010 A, Taxable RB, 6.64%, 04/01/57	25,000	26,803

Texas (State of) Transportation Commission; Series 2010 B, Taxable RB, 5.18%, 04/01/30	35,000	39,039

Total Municipal Obligations (Cost $70,070)		76,661

Money Market Funds–21.72%
Liquid Assets Portfolio–Institutional Class(h)	1,024,114	1,024,114

Premier Portfolio–Institutional Class(h)	1,024,114	1,024,114

Total Money Market Funds (Cost $2,048,228)		2,048,228

TOTAL INVESTMENTS–125.79% (Cost $11,530,286)		11,860,020

OTHER ASSETS LESS LIABILITIES–(25.79)%		(2,431,523)

NET ASSETS–100.00%		$9,428,497

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
Disc.	– Discounted
GO	– General Obligation Bonds
Gtd.	– Guaranteed
Jr.	– Junior
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $884,804, which represented 9.38% of the Fund’s Net Assets.
(c)	Discounted note at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(e)	Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1L.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $9,482,058)	$9,811,792

Investments in affiliated money market funds, at value and cost	2,048,228

Total investments, at value (Cost $11,530,286)	11,860,020

Cash	10,609

Receivables for:
Investments sold	13,251

Variation margin	3,406

Fund shares sold	14,126

Dividends and interest	75,740

Fund expenses absorbed	36,858

Investment for trustee deferred compensation and retirement plans	1,953

Other assets	22,722

Total assets	12,038,685

Liabilities:
Payables for:
Investments purchased	2,530,220

Fund shares reacquired	637

Dividends	1,150

Accrued fees to affiliates	17,993

Accrued other operating expenses	58,235

Trustee deferred compensation and retirement plans	1,953

Total liabilities	2,610,188

Net assets applicable to shares outstanding	$9,428,497

Net assets consist of:
Shares of beneficial interest	$8,997,800

Undistributed net investment income	(2,086)

Undistributed net realized gain	118,971

Unrealized appreciation	313,812

$9,428,497

Net Assets:
Class A	$7,219,238

Class B	$954,222

Class C	$844,348

Class R	$152,642

Class Y	$143,544

Institutional Class	$114,503

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	671,867

Class B	88,831

Class C	78,581

Class R	14,207

Class Y	13,360

Institutional Class	10,657

Class A:
Net asset value per share	$10.75

Maximum offering price per share
(Net asset value of $10.75 divided by 95.25%)	$11.29

Class B:
Net asset value and offering price per share	$10.74

Class C:
Net asset value and offering price per share	$10.74

Class R:
Net asset value and offering price per share	$10.74

Class Y:
Net asset value and offering price per share	$10.74

Institutional Class:
Net asset value and offering price per share	$10.74

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Core Plus Bond Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Interest	$254,280

Dividends from affiliated money market funds	1,890

Total investment income	256,170

Expenses:
Advisory fees	26,080

Administrative services fees	50,000

Custodian fees	10,446

Distribution fees:
Class A	10,999

Class B	5,730

Class C	4,523

Class R	715

Transfer agent fees — A, B, C, R and Y	6,719

Transfer agent fees — Institutional	57

Trustees’ and officers’ fees and benefits	22,996

Registration and filing fees	100,974

Reports to shareholders	23,237

Professional services fees	53,909

Other	15,931

Total expenses	332,316

Less: Fees waived and expenses reimbursed	(274,547)

Net expenses	57,769

Net investment income	198,401

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	122,667

Futures contracts	30,025

152,692

Change in net unrealized appreciation (depreciation) of:
Investment securities	237,635

Futures contracts	(5,591)

232,044

Net realized and unrealized gain	384,736

Net increase in net assets resulting from operations	$583,137

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the year ended August 31, 2010 and three months ended August 31, 2009

	August 31,	August 31,
	2010	2009

Operations:
Net investment income	$198,401	$26,890

Net realized gain	152,692	5,401

Change in net unrealized appreciation	232,044	81,768

Net increase in net assets resulting from operations	583,137	114,059

Distributions to shareholders from net investment income:
Class A	(194,225)	(17,512)

Class B	(21,593)	(887)

Class C	(16,420)	(934)

Class R	(6,254)	(616)

Class Y	(5,893)	(885)

Institutional Class	(5,318)	(736)

Total distributions from net investment income	(249,703)	(21,570)

Distributions to shareholders from net realized gains:
Class A	(25,492)	—

Class B	(3,459)	—

Class C	(2,577)	—

Class R	(1,019)	—

Class Y	(847)	—

Institutional Class	(762)	—

Total distributions from net realized gains	(34,156)	—

Share transactions–net:
Class A	4,108,451	2,807,678

Class B	718,206	200,964

Class C	598,636	217,869

Class R	40,961	102,542

Class Y	12,808	121,790

Institutional Class	6,079	100,746

Net increase in net assets resulting from share transactions	5,485,141	3,551,589

Net increase in net assets	5,784,419	3,644,078

Net assets:
Beginning of year	3,644,078	—

End of year (includes undistributed net investment income of $(2,086) and $42,860, respectively)	$9,428,497	$3,644,078

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Core Plus Bond Fund, formerly AIM Core Plus Bond Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in

18        Invesco Core Plus Bond Fund

these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from

19        Invesco Core Plus Bond Fund

investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

20        Invesco Core Plus Bond Fund

L.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.45%

Next $500 million	0.425%

Next $1.5 billion	0.40%

Next $2.5 billion	0.375%

Over $5 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least December 31, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.90%, 1.65%, 1.65%, 1.15%, 0.65% and 0.65%, respectively of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2010, the Adviser waived advisory fees $267,772 and reimbursed class level expenses of $5,197, $677, $534, $169, $141 and $57 of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

21        Invesco Core Plus Bond Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2010, IDI advised the Fund that IDI retained $2,024 in front-end sales commissions from the sale of Class A shares and $0, $720 and $13 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$2,048,228	$—	$—	$2,048,228

U.S. Treasury Securities	—	2,254,232	—	2,254,232

U.S. Government Sponsored Securities	—	2,744,344	—	2,744,344

Corporate Debt Securities	—	3,322,611	—	3,322,611

Asset Backed Securities	—	1,413,944	—	1,413,944

Municipal Obligations	—	76,661	—	76,661

	$2,048,228	$9,811,792	$—	$11,860,020

Futures*	(15,923)	—	—	(15,923)

Total Investments	$2,032,305	$9,811,792	$—	$11,844,097

*	Unrealized appreciation (depreciation).

22        Invesco Core Plus Bond Fund

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$895,938	$(379,500)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2010

  The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$30,025

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(5,591)

Total	$24,434

*	The average value of futures $187,123, respectively.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Ultra Bond	1	December-2010/Long	$144,594	$670

U.S. 5 Year Notes	4	December-2010/Long	481,281	1,741

U.S. Long Bond	2	December-2010/Long	270,063	2,433

Subtotal			$895,938	$4,844

U.S. 10 Year Treasury	3	September-2010/Short	(379,500)	(20,767)

Total			$516,438	$(15,923)

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2010, the Fund paid legal fees of $2,738 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon

23        Invesco Core Plus Bond Fund

by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended August 31, 2010 and Three Months Ended August 31, 2009:

	2010	2009

Ordinary income	$283,859	$21,570

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$109,368

Undistributed long-term gain	33,706

Net unrealized appreciation — investments	309,116

Net unrealized appreciation (depreciation) — other investments	(19,407)

Temporary book/tax differences	(2,086)

Shares of beneficial interest	8,997,800

Total net assets	$9,428,497

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $7,096,277 and $3,536,406, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$320,480

Aggregate unrealized (depreciation) of investment securities	(11,364)

Net unrealized appreciation of investment securities	$309,116

Cost of investments for tax purposes is $11,550,904

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2010, undistributed net investment income was increased by $6,356, undistributed net realized gain was decreased by $5,211 and shares of beneficial interest decreased by $1,145. This reclassification had no effect on the net assets of the Fund.

24        Invesco Core Plus Bond Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Three months ended
	August 31,		August 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	473,287	$4,957,006	278,669	$2,792,778

Class B	90,484	943,362	19,908	200,294

Class C	73,730	773,555	21,543	216,941

Class R	3,891	40,441	10,188	101,926

Class Y	3,631	38,392	12,115	120,905

Institutional Class	—	—	10,001	100,010

Issued as reinvestment of dividends:
Class A	20,806	216,953	1,708	17,512

Class B	2,149	22,398	75	774

Class C	1,761	18,357	91	933

Class R	697	7,259	60	616

Class Y	644	6,703	86	885

Institutional Class	584	6,079	72	736

Automatic conversion of Class B shares to Class A shares:
Class A	2,004	21,070	10	104

Class B	(2,004)	(21,070)	(10)	(104)

Reacquired:
Class A	(104,344)	(1,086,578)	(273)	(2,716)

Class B	(21,771)	(226,484)	—	—

Class C	(18,543)	(193,276)	(1)	(5)

Class R	(629)	(6,739)	—	—

Class Y	(3,116)	(32,287)	—	—

Net increase in share activity	523,261	$5,485,141	354,242	$3,551,589

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

25        Invesco Core Plus Bond Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/10	$10.29	$0.37	$0.65	$1.02	$(0.49)	$(0.07)	$(0.56)	$10.75	10.26%	$7,219	0.87	%(d)	5.61	%(d)	3.55	%(d)	78%
Three months ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.58	2,882	0.84	(f)	12.89	(f)	3.47	(f)	43

Class B
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	954	1.62	(d)	6.36	(d)	2.80	(d)	78
Three months ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	205	1.59	(f)	13.64	(f)	2.72	(f)	43

Class C
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	844	1.62	(d)	6.36	(d)	2.80	(d)	78
Three months ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	223	1.59	(f)	13.64	(f)	2.72	(f)	43

Class R
Year ended 08/31/10	10.29	0.34	0.64	0.98	(0.46)	(0.07)	(0.53)	10.74	9.88	153	1.12	(d)	5.86	(d)	3.30	(d)	78
Three months ended 08/31/09(e)	10.00	0.08	0.27	0.35	(0.06)	—	(0.06)	10.29	3.51	105	1.09	(f)	13.14	(f)	3.22	(f)	43

Class Y
Year ended 08/31/10	10.29	0.40	0.63	1.03	(0.51)	(0.07)	(0.58)	10.74	10.43	144	0.62	(d)	5.36	(d)	3.80	(d)	78
Three months ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	126	0.59	(f)	12.64	(f)	3.72	(f)	43

Institutional Class
Year ended 08/31/10	10.29	0.40	0.64	1.04	(0.52)	(0.07)	(0.59)	10.74	10.43	115	0.62	(d)	5.29	(d)	3.80	(d)	78
Three months ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	104	0.59	(f)	12.68	(f)	3.72	(f)	43

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,399, $573, $452, $143, $119 and $108 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of June 3, 2009.
(f)	Annualized.

26        Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Core Plus Bond Fund (formerly known as AIM Core Plus Bond Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

27        Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,055.00	$4.51	$1,020.82	$4.43	0.87%

B	1,000.00	1,050.20	8.37	1,017.04	8.24	1.62

C	1,000.00	1,051.10	8.38	1,017.04	8.24	1.62

R	1,000.00	1,052.80	5.80	1,019.56	5.70	1.12

Y	1,000.00	1,055.40	3.21	1,022.08	3.16	0.62

Institutional	1,000.00	1,055.40	3.21	1,022.08	3.16	0.62

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28        Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Core Plus Bond Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board did not consider Fund performance as a relevant factor in considering whether to approve

29        Invesco Core Plus Bond Fund

the investment advisory agreement because the Fund was newly launched in 2009 and has no performance history.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board noted that no Lipper material was available for the Fund. The Board compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was above the rate for the other mutual fund.
  Other than the mutual fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the effect this expense limitation would have on the Fund’s estimated total expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above, the expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes four breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

30        Invesco Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	10.72%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31        Invesco Core Plus Bond Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

CPB-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Floating Rate Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
28	Financial Statements
31	Notes to Financial Statements
38	Financial Highlights
39	Auditor’s Report
40	Fund Expenses
41	Approval of Investment Advisory and Sub-Advisory Agreements
43	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Floating Rate Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Floating Rate Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2010, Invesco Floating Rate Fund, Class A shares at net asset value (NAV) returned 11.28%, underperforming the S&P/LSTA Leveraged Loan Index. The Fund invests in lower rated fixed income instruments, primarily senior secured corporate loans.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	11.28%

Class C Shares*	10.75

Class R Shares*	11.15

Class Y Shares*	11.56

Institutional Class Shares*	11.65

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	9.18

S&P/LSTA Leveraged Loan Index■ (Style-Specific Index)	12.76

Lipper Loan Participation Funds Category Average▼ (Peer Group)	10.82

▼Lipper Inc.; ■Invesco, Standard & Poor’s

*The Fund’s return during the period benefited from a change in pricing methodology related to corporate loans.

How we invest
We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives has the best risk-reward potential.
     Our credit analysts review all holdings and prospective holdings.
     Key consideration is given to the following:
■	Management. Factors include direct operating experience in managing this business, management depth and incentives and track record operating in a leveraged environment.

■	Industry position and dynamics. Factors include the company’s industry position, life cycle phase of the indus-
try, barriers to entry and current industry capacity and utilization.

■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.

■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.

■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.

■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirement of the business and conduct an examination of the business cycles, seasonality, international pressures and so forth.

■	Recovery and loan-to-value. These factors focus on further examination of the default probability and the rate of recovery associated with loans.
     The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with firms and loan sponsors.
     Our proprietary systems generate “alert lists” that trigger immediate reviews of credits when they fall below price targets, are rated BB or lower or are performing off plan. Our active sell discipline considers two key factors for each portfolio position:
■	Company objective. Will unfavorable industry trends, poor performance or lack of access to capital cause the company to underperform?

■	Investment objective. Has the earnings potential or price potential been met or exceeded, or do better relative valuation opportunities exist in the market?

Market conditions and your Fund
For the fiscal year ended August 31, 2010, the bank loan market continued its recovery. While the market has yet to return to its historical trading range and the pace of the recovery slowed during the first half of 2010, bank loans showed continued improvement. We attribute much of this improvement to a broader

Portfolio Composition†
By credit quality rating based on total investments

B	0.5%

Baa2	0.1

Baa3	1.4

Ba1	5.3

Ba2	15.9

Ba3	27.9

B1	19.8

B2	9.1

B3	2.6

Caa1	1.7

Caa2	0.1

Caa3	0.7

NR	4.9

Equity	2.0

Money Market Funds	8.0

Top 10 Fixed Income Issuers*

1.	Texas Competitive Electric Holdings Co. LLC	2.3%

2.	Mediacom Communications Corp.	1.9

3.	First Data Corp.	1.9

4.	Charter Communications, Inc.	1.7

5.	The Servicemaster Co.	1.6

6.	Univision Communications Inc.	1.5

7.	Calpine Corp.	1.5

8.	Sungard Data Systems, Inc.	1.5

9.	Harrah’s Operating Co., Inc.	1.4

10.	HCA Inc.	1.4

Total Net Assets	$681.6 million

Total Number of Holdings*	597

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

†	Source: Moody’s. This table is calculated based on the highest rating assigned by Moody’s to an individual security. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “NR” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit www.moodys.com and select ‘Rating Methodologies’ under Research and Ratings on the homepage.

*	Excluding money market fund holdings.

4	Invesco Floating Rate Fund

buyer base and a greater balance between supply and demand factors. The impact of these factors was particularly evident during the first part of the year as new loan issuance was initially unable to keep pace with demand. This pushed prices of previously issued loans represented in the S&P/LSTA Leveraged Loan Index to their highest levels in more than a year during the first week of May 2010. The average prices of loans in the index subsequently declined slightly. We attribute this decline to concerns about debt problems involving several European countries, namely Greece, and concerns about slower economic growth in the U.S. However, we did not see any concurrent deterioration in fundamentals in the bank loan market.
     The bank loan market continued to be more visible in 2010, and there was a greater correlation between market, economic and other trends. This visibility was disrupted by the debt crises involving several southern European economies.
     We have also seen an improvement in credit quality as evidenced by a steady decline in the trailing 12-month default rate. Furthermore, the London Interbank Offered Rate (LIBOR®) component of bank loan interest payments is reset when the contracts change – typically between 30 and 90 days – so investors may benefit from future increases in interest rates with little or no corresponding price exposure. This is one of the unique features of the bank loan asset class and provides investors with a positive component when interest rates are rising.
     Low LIBOR rates had a negative impact on the performance of the bank loan asset class. We expect these rates will increase at some point in the future. However, the the U.S. Federal Reserve (the Fed) maintained an accommodative monetary policy amid concerns of a slowing economic recovery. At the close of the reporting period, the Fed was indicating it intended to maintain this low interest rate policy for some time.
     All share classes of Invesco Floating Rate Fund at NAV posted double-digit returns for the reporting period. The Fund benefited from our focus on deeply discounted bank loans. Performance was also enhanced by our rotation into such industries as chemicals and autos and the sale of certain print media holdings. Our retention of certain positions where a borrower was involved in bankruptcy proceedings also aided Fund performance.
     While the Fund performed well relative to its peer group category average, it trailed the S&P/LSTA Leveraged Loan Index. An unusually wide spread between bid and asking prices for loans hurt Fund performance relative to the index. Moreover, inflows into the Fund increased its total net assets.
     As always, we appreciate your continued participation in Invesco Floating Rate Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Tom Ewald
Portfolio manager, is lead manager of Invesco Floating Rate Fund. Mr. Ewald joined Invesco in 2000 as a credit analyst and was promoted to portfolio manager of certain other funds in 2001. Prior to joining Invesco, Mr. Ewald was a portfolio manager at another firm. Mr. Ewald earned an A.B. from Harvard College and an M.B.A. from the Darden School of Business at the University of Virginia.
Greg Stoeckle
Portfolio manager, is manager of Invesco Floating Rate Fund. Mr. Stoeckle joined Invesco in 1999 and has held several senior management positions within the bank loan group. He began his investment career in 1987 as a credit analyst for another firm. Mr. Stoeckle earned a B.S. from Ursinus College and an M.B.A. from Saint Joseph’s University.

5	Invesco Floating Rate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 4/30/97, Fund data from 5/1/97

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Floating Rate Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (5/1/97)	3.61%

10 Years	2.83

5 Years	1.87

1 Year	8.53

Class C Shares

Inception (3/31/00)	2.81%

10 Years	2.69

5 Years	1.89

1 Year	9.75

Class R Shares

10 Years	3.00%

5 Years	2.21

1 Year	11.15

Class Y Shares

10 Years	3.11%

5 Years	2.44

1 Year	11.56

Institutional Class Shares

10 Years	3.24%

5 Years	2.68

1 Year	11.65

The Fund’s return during the period benefited from a change in pricing methodology related to corporate loans.

On April 13, 2006, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown for class A shares prior to that date is that of the Closed-End Fund’s Class B shares and includes the management and 12b-1 fees applicable to B shares. The Closed-End Fund’s B-share performance reflects any applicable fee waivers or expense reimbursements.
     On April 13, 2006, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown for class C shares prior to that date is that of the Closed-End Fund’s Class C shares and includes the management and 12b-1 fees applicable to C shares. The Closed-End Fund’s C-share performance reflects any applicable fee waivers or expense reimbursements.
     Class R shares incepted on April 13, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (5/1/97)	3.48%

10 Years	2.70

5 Years	1.71

1 Year	12.54

Class C Shares

Inception (3/31/00)	2.62%

10 Years	2.54

5 Years	1.71

1 Year	13.68

Class R Shares

10 Years	2.87%

5 Years	2.03

1 Year	14.74

Class Y Shares

10 Years	2.97%

5 Years	2.24

1 Year	15.50

Institutional Class Shares

10 Years	3.11%

5 Years	2.51

1 Year	15.42

The Fund’s return during the period benefited from a change in pricing methodology related to corporate loans.

date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 13, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com/performance for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions, and changes in net asset value. Investment return and principal will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was 1.27%, 1.77%, 1.52%, 1.02% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7	Invesco Floating Rate Fund

Invesco Floating Rate Fund’s investment objectives are top provide a high level of current income and, secondarily, preservation of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	As of the close of business on April 13, 2006, Invesco Floating Rate Fund reorganized from a Closed-End Fund to an Open-End Fund. Information presented for Class A shares prior to the reorganization includes financial data for Class B shares of the Closed-End Fund. Information presented for Class C shares prior to the reorganization includes financial data for Class C shares of the Closed-End Fund.

■	On July 27, 2006, all Class B1 shares converted into Class A shares.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

■	The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk–the risk that the other party will not complete the transaction with the Fund.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	The majority of the Fund’s assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified Fund.

■	An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The S&P/LSTA Leveraged Loan Index is a weekly total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans.

■	The Lipper Loan Participation Funds Category Average represents an average of all of the funds in the Lipper Loan Participation Funds category.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AFRAX
Class C Shares	AFRCX
Class R Shares	AFRRX
Class Y Shares	AFRYX
Institutional Class Shares	AFRIX

8	Invesco Floating Rate Fund

Schedule of Investments(a)

August 31, 2010

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Senior Secured Floating Rate Interest Loans–94.63%(b)(c)
Advertising–0.07%
Lamar Media Corp., Term Loan B	4.25%	12/30/16	$232,842	$234,587

Valassis Communications, Inc.
Delay Draw Term Loan	2.79%	03/02/14	68,464	67,152

Term Loan B	2.79%	03/02/14	205,751	201,808

				503,547

Aerospace & Defense–1.75%
Aero Technology Supply
Revolver Loan(d)	0%	03/12/13	4,608	4,539

Revolver Loan	11.25%	03/12/13	849	836

Term Loan(e)	—	10/16/14	6,000,000	1,943,541

Term Loan	11.25%	03/12/13	137,088	133,403

Term Loan	10.75%	03/12/15	141,818	138,272

Dubai Aerospace Enterprise
Term Loan B1	4.23%	07/31/14	270,718	247,030

Term Loan B2	4.14 – 4.23%	07/31/14	262,819	239,822

DynCorp International, Term Loan	6.25%	07/07/16	1,067,350	1,063,614

Hawker Beechcraft Corp., Term Loan	2.26 – 2.53%	03/26/14	1,000,612	801,643

McKechnie Aerospace
First Lien Term Loan	2.27%	05/11/14	529,617	511,081

Second Lien Term Loan	5.27%	05/11/15	141,273	134,916

Sequa Corp., Term Loan B	3.79%	12/03/14	3,313,552	3,080,775

Spirit Aerosystems, Inc., Term Loan B1	2.28%	09/30/13	1,515,411	1,474,116

Triumph Group, Inc., Term Loan B	4.50%	06/16/16	824,174	828,637

Wesco Aircraft Hardware Corp., Term Loan	2.52%	09/29/13	366,907	355,211

Wyle Laboratories, Inc., Incremental Term Loan	8.00%	03/25/16	998,066	995,261

				11,952,697

Air Freight & Logistics–0.26%
CEVA Group PLC
U.S. Syn LOC	0.43%	11/04/13	215,837	190,296

U.S. Term Loan	3.26%	11/04/13	1,779,576	1,568,990

				1,759,286

Airlines–0.74%
Delta Air Lines, Inc.
Revolver Loan(d)	0%	04/30/12	2,000,000	1,821,260

Revolver Loan(d)	0%	03/28/13	1,500,000	1,278,750

Syn Revolver Credit Loan(e)	—	04/30/12	2,054,535	1,973,637

				5,073,647

Airport Services–0.75%
Dollar Thrifty Automotive Group, Inc., Term Loan	2.76%	06/15/13	1,225,000	1,209,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Airport Services–(continued)

Hertz Global Holdings Inc.
Syn LOC(e)	—%	12/21/12	$579,200	$566,498

Syn LOC	0.34%	12/21/12	45,505	44,507

Term Loan B(e)	—	12/21/12	3,131,823	3,065,272

Term Loan B	2.02%	12/21/12	246,052	240,824

				5,126,788

Alternative Carriers–0.94%
Level 3 Communications, Inc.
Add On Term Loan B	11.50%	03/13/14	204,533	221,727

Term Loan	2.53 – 2.78%	03/13/14	6,903,226	6,202,134

				6,423,861

Aluminum–0.05%
Noranda Aluminum, Inc., Term Loan B	2.05%	05/18/14	382,194	359,900

Apparel Retail–1.01%
Destination Maternity Corp., Term Loan B	2.51 – 2.77%	03/13/13	112,952	104,481

Neiman Marcus, Inc., Term Loan	2.30 – 2.54%	04/06/13	7,129,222	6,794,255

				6,898,736

Apparel, Accessories & Luxury Goods–0.10%
Phillips Van Heusen Corp., Term Loan B	4.75%	05/06/16	658,085	663,172

Auto Parts & Equipment–3.84%
AutoTrader.com, Inc., Term Loan B	6.00%	06/14/16	3,239,213	3,253,384

Dana Holding Corp., Term Loan	4.52 – 6.50%	01/30/15	6,936,971	6,824,730

Dayco Products, LLC
Term Loan B	10.50%	05/13/14	72,245	69,355

Term Loan C	12.50%	11/13/14	11,024	9,480

Federal-Mogul Corp.
Delay Draw Term Loan C2	2.24%	12/27/15	357,727	313,011

Term Loan B	2.21 – 2.24%	12/27/14	6,396,258	5,602,707

Term Loan C2	2.21%	12/27/15	2,432,546	2,128,478

Goodyear Tire & Rubber Co. (The), Second Lien Term Loan	2.24%	04/30/14	4,035,343	3,773,772

Key Safety Systems, Inc., Term Loan B	2.51 – 2.53%	03/08/14	997,348	888,886

Pep Boys-Manny, Moe & Jack (The), Term Loan	2.54%	10/27/13	40,464	38,567

Tenneco Automotive, Term Loan B	5.01%	06/03/16	2,600,000	2,597,205

Veyance Technologies, Inc.
First Lien Delay Draw Term Loan	2.77%	07/31/14	106,861	92,381

First Lien Term Loan	2.77%	07/31/14	709,115	613,090

				26,205,046

Automobile Manufacturers–1.24%
Ford Motor Co., Term Loan	3.03%	12/15/13	8,731,656	8,422,249

Automotive Retail–0.62%
KAR Holdings, Inc., Term Loan B	3.02%	10/21/13	4,402,541	4,248,452

Broadcasting–7.89%
Cequel Communications, LLC, First Lien Term Loan	2.30%	11/05/13	1,447,284	1,399,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Broadcasting–(continued)

Charter Communications, Inc.
Term Loan B1	2.26%	03/06/14	$2,003,781	$1,900,045

Term Loan C(e)	—	09/06/16	3,654,696	3,509,349

Term Loan C	3.79%	09/06/16	5,657,734	5,432,726

Term Loan Refinance(e)	—	03/06/14	931,361	883,144

CSC Holdings, Inc.
Incremental Term Loan B2	2.02%	03/29/16	1,466,546	1,438,770

Incremental Term Loan B3	2.02%	03/29/16	2,381,323	2,305,919

CW Media Holdings, Term Loan B	3.53%	02/16/15	547,730	539,514

Gray Television Inc., Term Loan B	3.80%	12/31/14	107,029	101,735

Insight Communications Co., Term Loan B	2.06 – 2.28%	04/06/14	1,070,445	1,027,626

Intelsat, Ltd.
Term Loan B2-A	3.03%	01/03/14	2,200,923	2,090,734

Term Loan B2-B	3.03%	01/03/14	2,200,246	2,089,035

Term Loan B2-C	3.03%	01/03/14	2,200,246	2,089,034

Ion Media Networks, Inc. (Paxson Communications), Term Loan(f)	4.38%	01/15/12	2,801,171	756,316

Local TV LLC, Term Loan B	2.27%	05/07/13	905,206	812,988

Mediacom Communications Corp.
Add on Term Loan	5.50%	03/31/17	3,182,512	3,118,846

Term Loan D1	2.01%	01/31/15	2,002,222	1,871,457

Term Loan D2	2.01%	01/31/15	276,922	258,836

Term Loan E	4.50%	10/23/17	2,013,344	1,905,116

Term Loan F	4.50%	10/23/17	6,040,031	5,748,086

Univision Communications Inc.
Term Loan(e)	—	09/29/14	652,437	561,330

Term Loan	2.51%	09/29/14	11,422,845	9,827,759

WaveDivision Holdings, LLC, Term Loan B	2.61 – 2.70%	06/30/14	377,530	368,091

Weather Channel (The), Term Loan B	5.00%	09/14/15	524,486	525,706

WOW!
First Lien Term Loan	2.79 – 4.75%	06/30/14	984,934	893,828

First Lien Term Loan A	6.76 – 8.75%	06/28/14	2,359,131	2,320,796

				53,775,854

Building Products–0.25%
Building Materials Corp. of America, Term Loan B	3.06%	02/22/14	1,376,497	1,355,567

Champion Window Manufacturing Inc., Term Loan	7.50%	12/31/13	234,800	224,234

United Subcontractors, Inc., Term Loan	2.04%	06/30/15	107,501	94,601

				1,674,402

Casinos & Gaming–0.94%
BLB Investors, LLC, First Lien Term Loan	4.75%	07/18/11	887,867	661,461

Cannery Casino
Delay Draw Term Loan	4.55%	05/18/13	936,358	873,154

Second Lien Term Loan	4.52%	05/18/14	1,084,000	888,880

Term Loan B	4.52%	05/18/13	699,725	652,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Casinos & Gaming–(continued)

Las Vegas Sands Corp.
Delay Draw Term Loan 1(e)	—%	05/23/14	$218,915	$197,639

Delay Draw Term Loan 1	2.01%	05/23/14	156,529	141,316

Delay Draw Term Loan 2	2.01%	05/23/13	459,625	414,955

Term Loan B(e)	—	05/23/14	2,195,712	1,981,970

Term Loan B	2.01%	05/23/14	630,127	568,787

				6,380,655

Coal & Consumable Fuels–0.13%
Oxbow Carbon LLC, Term Loan	2.53%	05/08/14	901,959	852,355

Commercial Printing–0.53%
Aster Sr. Flint Inc.
Term Loan B5	2.64%	12/31/12	795,787	728,145

Term Loan C5	2.64%	12/31/13	813,772	748,671

Cenveo, Inc.
Delay Draw Term Loan	5.04%	06/21/13	61,595	60,501

Term Loan C	5.04%	06/21/13	2,134,070	2,096,190

				3,633,507

Commodity Chemicals–0.51%
LyondellBasell Industries, Term Loan B	5.50%	04/08/16	297,879	300,629

Univar Corp., Term Loan B	3.26%	10/10/14	3,208,884	3,142,027

				3,442,656

Communications Equipment–1.69%
Consolidated Communications, Inc.
Delay Draw Term Loan	2.77%	12/31/14	1,000,000	949,375

Term Loan B	2.77%	12/31/14	3,000,000	2,848,125

NTELOS Holdings Corporations
Add On Term Loan(e)	—	08/31/15	767,142	770,594

Term Loan B	5.75%	08/07/15	5,025,902	5,048,518

One Communications Corp., Term Loan C	11.75 – 12.25%	06/30/12	2,007,155	1,933,152

				11,549,764

Computer Hardware–0.03%
Quantum Corp., Term Loan B	3.76%	07/12/14	185,594	175,619

Construction Materials–0.16%
Hillman Group (The), Term Loan B	5.50%	05/28/16	1,116,901	1,113,762

Construction, Farm Machinery & Heavy Trucks–0.13%
Manitowoc Company, Inc. (The), Term Loan B	8.00%	11/06/14	875,041	878,318

Data Processing & Outsourced Services–2.41%
Fidelity National Information Services, Inc., Term Loan B	5.25%	07/18/16	2,570,814	2,588,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Data Processing & Outsourced Services–(continued)

First Data Corp.
Term Loan B1(e)	—%	09/24/14	$341,207	$293,470

Term Loan B1	3.01%	09/24/14	5,008,321	4,307,632

Term Loan B2(e)	—	09/24/14	511,810	437,731

Term Loan B2	3.01%	09/24/14	4,892,026	4,183,954

Term Loan B3(e)	—	09/24/14	765,640	655,101

Term Loan B3	3.01%	09/24/14	3,410,168	2,917,825

Transunion Corp., Term Loan	6.75%	06/15/17	994,592	1,006,776

				16,390,746

Department Stores–0.20%
Bass Pro, Inc., Term Loan B	5.00 – 5.75%	04/10/15	1,375,682	1,379,128

Diversified Chemicals–0.88%
Celanese US Holdings LLC
Prefunded LOC	0.31%	04/02/14	490,939	469,821

Term Loan	2.03%	04/02/14	2,337,962	2,238,832

Rockwood Specialties, Inc., Term Loan H	6.00%	05/15/14	1,675,132	1,681,414

Solutia Inc., Term Loan B	4.75%	03/17/17	1,419,197	1,424,193

Texas Petrochemicals L.P.
Incremental Term Loan B	2.88 – 3.13%	06/27/13	54,644	51,468

Term Loan B	2.88 – 3.13%	06/27/13	161,894	152,485

				6,018,213

Diversified Metals & Mining–0.26%
Novelis Inc.
Canada Term Loan	2.27%	07/06/14	402,532	387,604

U.S. Term Loan	2.27 – 2.54%	07/06/14	1,427,863	1,374,125

				1,761,729

Diversified Real Estate Activities–1.36%
Lake Las Vegas Resort
Revolver Loan(d)	0%	12/31/12	107,236	106,164

Revolver Loan	15.00%	12/31/12	18,474	18,289

RE/MAX LLC, Term Loan B	5.50%	04/16/16	2,340,631	2,337,705

Realogy Corp., Delay Draw Term Loan	3.30 – 3.53%	10/10/13	7,893,360	6,809,996

				9,272,154

Diversified REIT’s–0.41%
Capital Automotive REIT
Term Loan B(e)	—	12/16/10	106,326	104,422

Term Loan B	2.07%	12/16/10	175,879	172,728

Term Loan C	2.82%	12/14/12	2,618,480	2,505,021

				2,782,171

Diversified Support Services–1.16%
Bankruptcy Management Solutions, Inc.
First Lien Term Loan	4.27%	07/28/12	59,856	38,258

Second Lien Term Loan	6.64%	07/28/13	35,292	7,588

Brock Holdings III, Inc., Term Loan B	3.03 – 4.75%	02/26/14	387,024	352,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Diversified Support Services–(continued)

Central Parking Corp.
Second Lien Term Loan	5.06%	11/22/14	$25,522	$19,695

Syn LOC	0.16%	05/22/14	63,036	52,950

Term Loan B	2.56%	05/22/14	140,484	119,060

Merrill Corp., Term Loan	8.50%	05/15/11	3,994,578	3,774,876

Nuance Communications, Inc.
Incremental Term Loan	2.02%	03/29/13	1,989,744	1,917,118

Revolver Loan(d)	0%	04/01/12	121,000	109,505

Term Loan B	2.02%	04/01/13	244,238	235,324

Production Resources, Inc., Term Loan B	3.81%	08/15/14	1,512,100	1,262,603

				7,889,168

Drug Retail–1.16%
General Nutrition Centers, Inc., Term Loan B	2.52 – 2.79%	09/16/13	3,237,238	3,091,562

MAPCO Express, Inc., Term Loan	6.75%	04/28/11	60,209	58,854

Pantry, Inc. (The)
Delay Draw Term Loan	2.02%	05/15/14	21,046	20,204

Term Loan B	2.02%	05/15/14	73,529	70,588

Rite Aid Corp.
Term Loan(e)	—	05/29/14	4,355,123	3,907,504

Tranche 2	2.01 – 2.02%	06/04/14	843,301	756,627

				7,905,339

Education Services–0.04%
Bright Horizons Family Solutions, Inc., Term Loan B	7.50%	05/28/15	244,755	245,368

Electric Utilities–6.16%
Bicent Power LLC, Second Lien Term Loan	4.54%	07/10/14	250,400	68,860

BRSP LLC, Term Loan B	7.50%	06/24/14	2,800,000	2,803,500

Calpine Corp.
First Priority Term Loan	3.42%	03/29/14	4,299,579	4,119,921

Revolver Loan(d)	0%	03/29/14	3,000,000	2,692,500

Term Loan B	7.00%	07/01/17	3,508,773	3,557,563

Dynegy Holdings Inc.
Loan C	4.02%	04/02/13	7,312,604	7,200,063

Term Loan B	4.02%	04/02/13	690,004	679,703

GreatPoint Energy, Delay Draw Term Loan	5.50%	03/10/17	654,027	650,757

Kelson Finance LLC, First Lien Term Loan B	3.78%	03/08/13	322,326	318,791

NE Energy, Inc.
Second Lien Term Loan	5.06%	05/01/14	315,000	284,287

Syn LOC	0.41%	11/01/13	9,235	8,696

Term Loan B	3.06%	11/01/13	517,939	486,863

NRG Energy, Inc.
Extended LOC 2(e)	—	08/31/15	2,175,600	2,154,758

Extended LOC 2	3.78%	08/31/15	26,279	26,028

Syn LOC(e)	—	02/01/13	304	297

Syn LOC	2.03%	02/01/13	11	11

Term Loan B(e)	—	02/01/13	209,767	204,865

Term Loan B	2.03%	02/01/13	157,807	154,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Electric Utilities–(continued)

NSG Holdings II, LLC
Syn LOC	2.04%	06/15/14	$26,571	$25,398

Term Loan	2.04%	06/15/14	87,931	84,047

Texas Competitive Electric Holdings Co. LLC
Delay Draw Term Loan(e)	—	10/10/14	307,113	232,447

Delay Draw Term Loan	3.79 – 4.03%	10/10/14	8,863,237	6,708,406

Term Loan B1(e)	—	10/10/14	1,933,993	1,472,890

Term Loan B1	3.79 – 4.03%	10/10/14	245,473	186,948

Term Loan B2(e)	—	10/10/14	2,451,036	1,864,822

Term Loan B2	3.79 – 4.07%	10/10/14	1,691,545	1,286,978

Term Loan B3(e)	—	10/10/14	2,129,262	1,614,758

Term Loan B3	3.79 – 4.03%	10/10/14	3,315,094	2,514,052

TPF Generation Holdings, LLC
First Lien Term Loan	0.43%	12/15/11	30,618	28,847

Second Lien Term Loan	4.78%	12/15/14	267,000	243,138

Syn LOC D	0.43%	12/15/13	97,672	92,021

Term Loan	2.53%	12/15/13	243,945	229,831

				41,996,165

Electrical Components & Equipment–0.08%
Aeroflex Inc., Term Loan B1	3.63%	08/15/14	313,710	296,586

Crown Castle International Corp., Term Loan B	1.76%	03/06/14	279,801	269,275

				565,861

Electronic Manufacturing Services–0.29%
Sorenson Communications, Inc., First Lien Term Loan	6.00%	08/16/13	2,217,690	1,988,835

Environmental & Facilities Services–0.03%
Covanta Holding Corp.
Syn LOC	0.43%	02/09/14	84,652	79,944

Term Loan B	1.94 – 2.06%	02/09/14	128,350	121,547

				201,491

Food Distributors–2.91%
Advanced Food Company, Inc.
Delay Draw Term Loan	2.02%	03/16/14	73,189	72,914

Second Lien Term Loan	4.52%	09/16/14	1,233,357	1,140,855

Term Loan B	2.02%	03/16/14	847,395	844,217

Aramark Corp.
Extended LOC 2(e)	—	07/26/16	57,116	55,696

Extended LOC 2	0.20%	07/26/16	23,693	23,104

Extended Term Loan B(e)	—	07/26/16	868,486	847,495

Extended Term Loan B	3.78%	07/26/16	360,266	351,558

Syn LOC 1(e)	—	01/26/14	66,298	63,148

Syn LOC 1	0.20%	01/26/14	13,153	12,528

U.S. Term Loan(e)	—	01/26/14	1,008,100	956,561

U.S. Term Loan	2.41%	01/26/14	181,637	172,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Food Distributors–(continued)

Dean Foods Co.
Term Loan A(e)	—%	04/02/12	$1,000,000	$974,845

Term Loan A(e)	—	04/02/14	3,000,000	2,932,500

Term Loan A	3.27 – 3.54%	04/02/14	255,001	249,263

Term Loan B	3.54%	04/02/16	243,903	235,550

Term Loan B	3.79%	04/02/17	50,923	49,989

Pierre Foods Inc., Term Loan A	7.00%	03/03/16	2,150,674	2,150,340

Pinnacle Foods Group, Inc. (Aurora Foods)
Revolver Loan(d)	0%	04/02/13	1,000,000	910,000

Term Loan B(e)	—	04/02/14	3,611,234	3,441,040

Term Loan B	2.81%	04/02/14	1,990,397	1,896,615

Term Loan D	6.00%	04/02/14	2,471,415	2,482,005

				19,862,574

Food Retail–0.95%
OSI Restaurant Partners, LLC
Prefunded Revolver Credit	2.69%	06/14/13	13,759	12,218

Prefunded Revolver Credit Loan	0.36 – 2.88%	06/14/13	261,420	232,145

Term Loan	2.88%	06/14/14	4,033,502	3,582,879

Quizno’s Corp. (The), First Lien Term Loan B	5.06%	05/05/13	12,470	10,579

SUPERVALU Inc.
Term Loan A	1.14%	06/02/11	382,166	376,273

Term Loan B	1.51%	06/02/12	1,329,812	1,284,931

Term Loan C(e)	—	06/02/11	352,941	337,941

Wendy’s/Arby’s Resturants, LLC, Term Loan B	5.00%	05/24/17	640,717	643,761

				6,480,727

Forest Products–0.68%
Georgia-Pacific Corp.
Add On Term Loan B	2.30 – 2.53%	12/29/12	24,715	24,450

Term Loan A	2.53%	12/21/10	1,878,491	1,874,030

Term Loan B	2.30 – 2.54%	12/21/12	970,902	960,722

Term Loan C	3.78 – 3.79%	12/23/14	1,760,704	1,755,889

				4,615,091

General Merchandise Stores–0.10%
Pilot Travel Centers LLC, Term Loan B	5.25%	06/30/16	640,521	646,606

Health Care Distributors–1.03%
IMS Health, Inc., Term Loan	5.25%	02/26/16	2,203,944	2,212,208

Warner Chilcott PLC
Add On Term Loan	6.25%	04/30/15	1,784,698	1,787,411

Term Loan A	6.00%	10/30/14	409,732	407,650

Term Loan B1	6.25%	04/30/15	193,060	193,336

Term Loan B2	6.25%	04/30/15	321,481	321,955

Term Loan B3(e)	—	01/18/16	1,571,404	1,580,024

Term Loan B4(e)	—	01/18/16	510,196	513,030

				7,015,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Health Care Equipment–1.25%
Biomet, Inc.
Term Loan(e)	—%	03/25/15	$554,461	$537,054

Term Loan	3.26 – 3.54%	03/25/15	5,539,205	5,365,301

CONMED Corp., Term Loan	1.77%	04/13/13	897,614	843,757

DJO Finance LLC, Term Loan	3.26%	05/20/14	1,834,687	1,747,374

				8,493,486

Health Care Facilities–4.29%
Community Health Systems
Delay Draw Term Loan	2.55%	07/25/14	397,923	375,826

Term Loan B	2.51 – 2.55%	07/25/14	7,272,408	6,867,154

HCA, Inc.
Term Loan B(e)	—	11/07/12	1,500,002	1,380,002

Term Loan B	2.78%	11/18/13	265,503	256,034

Term Loan B2	3.78%	03/31/17	8,053,547	7,802,759

Health Management Associates, Inc., Term Loan B	2.28%	02/28/14	3,945,135	3,697,952

IASIS Healthcare Corp.
Delay Draw Term Loan	2.26%	03/14/14	701,113	666,495

LOC	0.16%	03/14/14	381,558	362,719

Term Loan B	2.26%	03/14/14	2,025,751	1,924,099

Medical Properties Trust, Inc., Term Loan B	5.00%	05/17/16	1,337,710	1,324,333

Universal Health Services, Inc., Term Loan B(e)	—	07/15/16	4,590,740	4,587,848

				29,245,221

Health Care Services–2.01%
Aurora Diagnostics, LLC, Term Loan B	6.25%	05/26/16	1,762,322	1,731,482

Fresenius Medical Care Holdings, Inc.
Term Loan C1	4.50%	09/10/14	223,895	225,102

Term Loan C2	4.50%	09/10/14	127,895	128,584

Genoa Healthcare LLC
Second Lien Term Loan	10.75%	02/10/13	132,000	108,900

Term Loan B	5.50%	08/10/12	87,947	83,769

Gentiva Health Serviced, Inc., Term Loan B	6.75%	08/17/16	1,287,747	1,271,650

Harlan Sprague Dawley, Inc., Term Loan B	3.77%	07/11/14	2,608,372	2,373,619

Psychiatric Solutions, Inc.
Term Loan B(e)	—	07/02/12	224,648	222,963

Term Loan B	2.06 – 2.28%	07/02/12	4,464,204	4,430,722

Royalty Pharma AG, Term Loan B	2.78%	04/16/13	429,087	424,395

Skilled Healthcare LLC, Term Loan B	5.25%	04/09/16	997,393	933,061

Sun Healthcare Group, Inc.
Syn LOC	0.43%	04/19/14	57,746	56,323

Term Loan B	3.53 – 3.70%	04/19/14	116,250	113,385

Trizetto Group, Inc., Term Loan B	7.50%	08/04/15	727,767	725,947

United Surgical Partners International, Inc.
Delay Draw Term Loan	2.27%	04/18/14	171,957	162,285

Term Loan B	2.27 – 2.50%	04/18/14	752,620	708,091

				13,700,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Health Care Supplies–0.74%
Bausch & Lomb Inc.
Delay Draw Term Loan	3.51%	04/26/15	$433,165	$415,973

Revolver Loan(d)	0%	10/25/13	1,600,000	1,440,000

Revolver Loan	3.01%	10/25/13	400,000	360,000

Term Loan B	3.51 – 3.78%	04/26/15	1,786,689	1,715,971

Catalent Pharma Solutions, Term Loan	2.51%	04/10/14	1,238,430	1,120,011

				5,051,955

Hotels, Resorts & Cruise Lines–0.48%
American Gaming Systems
Delay Draw Term Loan	3.27%	05/14/13	503,117	378,178

Term Loan B	3.27%	05/14/13	3,596,052	2,703,044

Centaur Gaming
First Lien Term Loan B(f)	11.25%	10/30/12	242,281	188,979

Second Lien Term Loan(f)	14.25%	10/30/13	125,118	5,005

Ginn Club & Resort
First Lien Term Loan B(f)	9.50%	06/08/11	105,289	5,791

Revolving Credit Loan(f)	5.87 – 9.50%	06/08/11	49,078	2,699

Second Lien Term Loan(f)	13.50%	06/08/12	127,556	638

				3,284,334

Household Products–1.46%
Jarden Corp.
Term Loan B2	2.28%	01/24/12	31,910	31,733

Term Loan B4	3.78%	01/26/15	55,524	55,335

Nice-Pak Products Inc., Term Loan	3.26%	06/18/14	569,187	529,879

Rent-A-Center
Term Loan B	2.02 – 2.05%	06/30/12	7,077	7,060

Term Loan B	3.54%	03/31/15	125,976	126,291

Reynolds Packaging Group
Add On Term loan B	5.75%	05/05/16	1,460,070	1,456,420

Term Loan B	6.25%	11/05/15	2,012,242	2,009,093

Spectrum Brands, Inc., Term Loan	8.00%	06/16/16	5,639,561	5,709,632

				9,925,443

Human Resource & Employment Services–1.26%
Koosharem Corp.
First Lien Term Loan	10.25%	06/30/14	725,274	568,133

Second Lien Term Loan	14.25%	12/31/14	303,340	98,586

Term Loan(e)	—	08/01/11	1,850,000	1,822,250

Term Loan	16.25%	08/01/11	1,850,000	1,822,250

Kronos Inc.
First Lien Term Loan	2.53%	06/11/14	1,275,890	1,203,055

First Lien Term Loan	6.28%	06/11/15	3,255,649	3,048,101

				8,562,375

Industrial Conglomerates–0.82%
CONTECH Construction Products, Inc., Term Loan B	2.27%	01/31/13	1,297,066	1,090,346

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Industrial Conglomerates–(continued)

Dresser Inc.
Second Lien Term Loan	6.11%	05/04/15	$1,000,000	$963,440

Term Loan B	2.61%	05/04/14	3,710,760	3,544,944

				5,598,730

Industrial Machinery–0.73%
Gleason Corp., First Lien Term Loan	2.00 – 2.31%	06/30/13	123,748	116,014

Itron Inc., Term Loan	3.77%	04/18/14	96,491	96,383

Pro Mach, Inc., Term Loan	2.52%	12/14/11	553,137	470,167

Rexnord Corp.
Add On Term Loan B2	2.56%	07/19/13	93,888	89,282

Sr. Unsec. Term Loan	7.54%	03/01/13	2,742,275	2,229,812

Term Loan B	2.81%	07/19/13	2,082,062	1,998,135

				4,999,793

Insurance Brokers–0.30%
Sedgwick Claims Management Services, Inc., Term Loan B	5.50%	05/28/16	1,385,200	1,380,012

Swett & Crawford Group, Inc.
First Lien Term Loan	2.51%	04/03/14	373,983	300,589

Second Lien Term Loan	5.76%	10/03/14	105,200	68,906

USI Holdings Corp., Term Loan B	3.29%	05/05/14	316,091	290,127

				2,039,634

Integrated Telecommunication Services–0.95%
Cavalier Telephone Inc., Term Loan B	10.50%	12/31/12	877,706	835,137

Cincinnati Bell Inc.
Term Loan B(e)	—	06/11/17	168,897	168,634

Term Loan B	6.50%	06/11/17	1,084,566	1,082,874

Hargray Communications Group, Inc., Term Loan B	2.67%	06/27/14	149,026	144,804

Integra Telecom, Inc., Term Loan B	9.25%	04/15/15	1,883,819	1,886,174

Midcontinent Communications, Term Loan B	6.25%	12/31/16	1,264,197	1,264,456

Time Warner Inc., Term Loan B	2.02%	01/07/13	1,113,248	1,078,148

				6,460,227

Internet Retail–0.43%
CDW LLC
Term Loan B(e)	—	10/10/14	1,168,432	1,049,690

Term Loan B	4.28%	10/10/14	2,114,678	1,899,773

				2,949,463

Internet Software & Services–0.27%
Network Solutions, LLC, Term Loan B	2.52%	03/07/14	671,150	620,814

SAVVIS, Inc., Term Loan	6.75%	08/04/16	435,927	431,659

SkillSoft PLC, Term Loan B	6.50%	05/26/17	786,453	790,633

				1,843,106

Investment Banking & Brokerage–0.05%
Gartmore Investment Ltd., U.S. Term Loan	2.26%	05/11/14	357,741	321,073

IT Consulting & Other Services–1.76%
Brocade Communications Systems, Inc., Term Loan	7.00%	10/07/13	1,972,198	1,982,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

IT Consulting & Other Services–(continued)

SunGuard Data Systems, Inc.
U.S. Revolver Loan(d)	0%	08/11/11	$1,500,000	$1,432,501

U.S. Term Loan A	2.04 – 2.04%	02/28/14	255,559	245,896

U.S. Term Loan B	3.97 – 4.04%	02/28/16	6,510,376	6,363,892

U.S. Term Loan C	6.75%	02/28/14	1,979,849	1,989,748

				12,015,023

Leisure Facilities–3.41%
24 Hour Fitness Worldwide Inc., Term Loan B	6.75%	04/22/16	2,765,705	2,588,520

AMF Group
First Lien Term Loan B	2.76 – 2.79%	06/08/13	1,345,772	1,169,140

Second Lien Term Loan	6.54%	12/08/13	177,143	145,257

Cedar Fair, L.P., Term Loan B	5.50%	12/15/16	915,869	920,971

Harrah’s Operating Co., Inc.
Term Loan B1(e)	—	01/28/15	1,660,262	1,425,435

Term Loan B1	3.50%	01/28/15	3,124,315	2,682,412

Term Loan B2(e)	—	01/28/15	3,000,003	2,581,719

Term Loan B2	3.50%	01/28/15	1,569,027	1,350,258

Term Loan B3	3.50 – 3.53%	01/28/15	1,905,886	1,634,383

Live Nation Entertainment, Inc., Term Loan B	4.50%	11/06/16	882,548	871,516

Regal Entertainment Group, Term Loan B	4.03%	11/19/16	5,714,527	5,678,783

Six Flags Inc.
Second Lien Term Loan	9.25%	12/31/16	400,000	410,500

Term Loan B	6.00%	06/30/16	1,802,275	1,801,518

				23,260,412

Leisure Products–2.02%
Cinemark USA, Inc., Term Loan	3.52 – 3.65%	04/30/16	1,283,620	1,278,228

Golden Nugget, Inc., Second Lien Term Loan	3.52%	12/31/14	116,593	58,296

IMG Worldwide, Inc., Term Loan B	7.25%	06/14/15	4,049,016	3,952,852

Panavision Inc., Second Lien Term Loan	8.03%	03/30/12	9,500	5,320

Sabre Holdings Corp., Term Loan	2.26 – 2.48%	09/30/14	6,053,581	5,457,122

Travelport Ltd.
Delay Draw Term Loan	2.76 – 3.03%	08/23/13	600,352	572,211

U.S. Syn LOC	3.03%	08/23/13	230,515	219,670

U.S. Term Loan B	2.76%	08/23/13	1,269,485	1,209,580

True Temper Sports Inc., Term Loan	8.00%	10/14/13	1,021,393	979,899

				13,733,178

Marine–0.45%
Dockwise Ltd.
Term Loan B1(e)	—	03/13/15	287,544	262,565

Term Loan B2(e)	—	03/13/15	1,217,816	1,112,025

Term Loan C(e)	—	03/13/16	266,663	244,663

Term Loan C2(e)	—	03/13/16	1,217,816	1,117,347

US Shipping LLC, Term Loan	2.50 – 9.20%	08/07/13	466,692	332,080

				3,068,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Marine Ports & Services–0.05%
Fleetcor Technologies, Inc.
Tranche 1	2.56%	04/30/13	$185,935	$179,892

Tranche 2	2.56%	04/30/13	152,569	149,137

				329,029

Metal & Glass Containers–2.12%
Berry Plastics Corp.
Term Loan C(e)	—	04/03/15	403,400	369,952

Term Loan C	2.32 – 2.38%	04/03/15	6,863,203	6,294,141

Graham Packaging Company, L.P.
Term Loan B(e)	—	10/07/11	4,500,000	4,491,045

Term Loan B	2.56 – 2.81%	10/07/11	1,500,000	1,497,015

Term Loan C	6.75%	04/05/14	963,944	972,176

MAUSER Corp.
Term Loan B2	2.64%	06/13/15	500,000	415,833

Term Loan C2	2.89%	06/13/16	500,000	418,332

				14,458,494

Movies & Entertainment–1.10%
Alpha III, Term Loan B2	2.42%	12/31/13	3,754,013	3,445,152

LodgeNet Entertainment Corp., Term Loan	2.54%	04/04/14	2,326,596	2,146,285

NEP II, Inc., Term Loan B	2.30 – 4.25%	02/16/14	390,495	370,603

Zuffa LLC, Term Loan	2.31%	06/19/15	1,653,155	1,566,959

				7,528,999

Oil & Gas Drilling–0.69%
Ram Energy Inc., Term Loan	12.75%	11/28/12	752,011	740,731

Venoco, Inc., Second Lien Term Loan	4.31%	05/07/14	4,282,579	3,964,962

				4,705,693

Oil & Gas Equipment & Services–0.63%
CCS Corp.
Delay Draw Term Loan	3.26%	11/14/14	964,349	820,902

Term Loan B	3.26%	11/14/14	2,753,512	2,343,927

Willbros Group, Inc., Term Loan B(e)	—	04/30/14	1,159,195	1,107,031

				4,271,860

Oil & Gas Refining & Marketing–0.80%
CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	1,234,107	1,216,861

Flying J Inc., Term Loan B	12.00%	07/23/15	1,395,349	1,419,767

Gary-Williams Energy Corp., Term Loan B	11.75%	11/13/14	962,543	904,791

Western Refining, Inc., Term Loan B	10.75%	05/30/14	1,981,511	1,897,911

				5,439,330

Oil & Gas Storage & Transportation–0.46%
Sem Group L.P., U.S. Term Loan B2	11.00%	11/30/16	2,183,596	2,204,526

Targa Resources, Inc., Term Loan B	5.75%	07/05/16	960,371	961,744

				3,166,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Other Diversified Financial Services–0.02%
Conseco, Inc., Term Loan	7.50%	10/10/13	$125,449	$123,306

Packaged Foods & Meats–0.44%
Dole Foods Co., Inc.
Term Loan B1	5.00 – 5.50%	03/02/17	694,905	697,897

Term Loan C1	5.00 – 5.50%	03/02/17	1,655,532	1,662,659

Michael Foods Group, Term Loan B	6.25%	06/29/16	645,811	650,655

				3,011,211

Paper Packaging–1.18%
Smurfit-Stone Container Corp., Term Loan	6.75%	02/22/16	7,983,519	8,022,718

Paper Products–0.74%
Xerium S.A.
DIP Term Loan	6.50%	11/25/14	5,000,000	5,015,650

Second Lien Term Loan	8.25%	05/22/15	58,374	55,831

				5,071,481

Personal Products–0.55%
Hanesbrands Inc., First Lien Term Loan B	5.25%	12/10/15	2,163,894	2,183,932

Topps Company Inc. (The), Term Loan B	3.05%	10/12/14	1,714,644	1,573,186

				3,757,118

Pharmaceuticals–1.07%
Nycomed US Inc.
Term Loan A1	3.39%	12/29/13	632,833	595,496

Term Loan A2	3.39%	12/29/13	1,670,364	1,571,813

Term Loan A3	3.39%	12/29/13	31,814	29,937

Term Loan A4	3.39%	12/29/13	20,266	19,070

Term Loan A5	3.39%	12/29/13	98,498	92,686

Term Loan B2	4.14%	12/29/14	2,595,894	2,392,557

Term Loan C2	4.89%	12/29/15	2,595,105	2,404,806

Quintiles Transnational Corp.
Second Lien Term Loan	4.27%	03/31/14	74,764	73,269

Term Loan B	2.27 – 2.54%	03/31/13	102,183	98,191

				7,277,825

Publishing–3.06%
American Media, Inc., Term Loan B	10.00%	01/30/13	3,921,368	3,842,941

Caribe Information Investment Inc., Term Loan	2.67 – 2.79%	03/31/13	70,518	54,211

Cengage Learning
Term Loan(e)	—	07/03/14	1,447,847	1,287,325

Term Loan	3.03%	07/03/14	2,272,156	2,020,261

Endurance Business Media, Inc.
Second Lien Term Loan(f)	9.25%	01/26/14	59,090	3,250

Term Loan(f)	4.75%	07/26/13	114,191	23,409

F & W Publications, Inc.
Second Lien Term Loan	15.00%	12/09/14	21,323	10,235

Term Loan	7.75%	06/09/14	52,775	42,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Publishing–(continued)

Gatehouse Media, Inc.
Delay Draw Term Loan	2.27%	08/28/14	$2,467,841	$976,167

Term Loan	2.52%	08/28/14	1,057,441	418,276

Term Loan B	2.27%	08/28/14	4,138,287	1,639,217

Getty Images, Inc., Acquisition Term Loan	6.25%	07/02/15	8,031,338	8,082,940

Hanley Wood LLC, Term Loan	2.56 – 2.63%	03/08/14	321,750	147,467

Local Insight Regatta Holdings, Inc., Term Loan	7.75%	04/23/15	3,044,658	2,277,145

				20,825,064

Real Estate Management & Development–0.08%
CB Richard Ellis Group, Inc., Term Loan B1-A	6.00%	12/20/15	539,781	541,131

Semiconductors–0.65%
Freescale Semiconductor, Inc., Term Loan	4.56%	12/01/16	4,920,185	4,421,500

Specialized Consumer Services–3.41%
Booz Allen Hamilton, Inc.
Term Loan B	7.50%	07/31/15	1,453,647	1,458,422

Term Loan C	6.00%	07/31/15	2,096,208	2,099,918

Jacobson Corp., Term Loan B	2.77%	06/19/14	4,232,216	3,873,134

LPL Investment Holdings Inc.
Term Loan	2.01 – 2.28%	06/28/13	305,990	297,575

Term Loan	5.25%	06/28/17	4,556,539	4,556,539

ServiceMaster Company (The)
Delay Draw Term Loan(e)	—	07/24/14	115,568	106,793

Delay Draw Term Loan	2.77%	07/24/14	549,567	507,836

Syn LOC	0.41%	07/24/14	5,000,000	4,495,325

Term Loan B(e)	—	07/24/14	1,160,499	1,072,307

Term Loan B	2.77 – 3.04%	07/24/14	5,167,352	4,774,658

				23,242,507

Specialized Finance–1.00%
Citco Group Ltd. (The), Term Loan B	4.75%	06/30/14	96,235	91,424

Clarke American Corp., Term Loan B	2.76 – 3.03%	06/30/14	3,355,569	2,903,976

E.A.Viner International Co., First Lien Term Loan B	5.04%	07/31/13	23,979	23,019

MSCI Inc., Term Loan B	4.75%	06/01/16	520,778	523,301

Nuveen Investments, LLC, Term Loan	3.48 – 3.53%	11/13/14	3,654,186	3,241,190

				6,782,910

Specialty Chemicals–2.28%
Cognis Deutschland, Term Loan C	2.54%	09/15/13	799,515	789,122

Hexion Specialty Chemicals, Inc.
Credit Linked Deposit	0.25%	05/05/13	88,902	84,643

Revolver Loan(d)	0%	05/31/11	152,400	140,334

Revolver Loan	2.81%	05/31/11	228,600	210,502

Term Loan C5	4.31%	05/05/15	3,104,888	2,934,119

Term Loan C7	4.31%	05/05/15	4,202,848	3,950,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Specialty Chemicals–(continued)

Huntsman ICI Chemicals LLC
Term Loan B(e)	—%	04/21/14	$1,023,620	$970,945

Term Loan B	1.90 – 1.98%	04/21/14	2,890,134	2,741,408

Term Loan C(e)	—	06/30/16	1,413,671	1,351,066

Term Loan C	2.51 – 2.65%	06/30/16	2,314,856	2,212,342

MacDermid Inc., Term Loan B	2.26%	04/12/14	173,580	161,690

				15,546,848

Specialty Stores–1.13%
FTD, Inc., Term Loan B(e)	—	08/26/14	521,332	522,636

Mattress Firm, Term Loan B	2.52 – 2.69%	01/18/14	302,468	265,415

Michaels Stores, Inc.
Term Loan B1	2.63 – 2.81%	10/31/13	2,625,903	2,490,852

Term Loan B2	4.88 – 5.06%	07/31/16	3,963,624	3,842,655

PETCO Animal Supplies, Inc.
Term Loan	2.51%	10/26/13	330,078	318,054

Term Loan B	2.78%	10/26/13	263,711	254,104

				7,693,716

Systems Software–1.81%
Allen Systems Group Inc., First Lien Term Loan	8.50%	10/19/13	948,164	946,979

Dealer Comp-rey
Term Loan B(e)	—	04/21/17	199,683	197,742

Term Loan B	5.25%	04/21/17	5,596,632	5,542,233

Interactive Data Corp., Term Loan	6.75%	01/29/17	2,053,689	2,071,874

Verint Systems, Inc., Term Loan	5.25%	05/25/14	3,590,268	3,462,382

Vertafore, Inc., Term Loan B	6.75%	07/29/16	147,527	147,048

				12,368,258

Technology Distributors–0.07%
Windstream Corp., Term Loan B2	3.02 – 3.28%	12/17/15	504,586	502,693

Textiles–0.07%
Gold ToeMoretz, LLC, First Lien Term Loan	8.50%	10/30/13	468,467	449,494

Trading Companies & Distributors–0.00%
Brenntag AG
Term Loan B2	4.02 – 4.06%	01/20/14	16,346	16,367

U.S. Acquired Term Loan	4.01 – 4.48%	01/20/14	931	935

				17,302

Trucking–0.72%
Swift Transportation Corp.
Syn LOC	8.25%	05/10/14	2,500,000	2,395,825

Term Loan	8.25%	05/10/14	2,560,907	2,492,620

				4,888,445

Wireless Telecommunication Services–4.08%
Asurion Corp.
First Lien Term Loan	3.26 – 3.40%	07/03/14	4,764,702	4,571,419

Second Lien Term Loan	6.79%	07/03/15	3,072,549	2,991,894

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Wireless Telecommunication Services–(continued)

FairPoint Communications, Inc., Term Loan B(f)	5.00%	03/31/15	$3,922,715	$2,553,687

Global Tel*Link, Term Loan	6.00 – 6.25%	03/02/16	1,791,240	1,792,082

MetroPCS Communications, Inc.
Term Loan B(e)	—	11/03/13	207,962	203,543

Term Loan B	2.63%	11/03/13	398,689	390,217

Term Loan B2(e)	—	11/03/16	639,439	631,440

Term Loan B2	3.81%	11/03/16	4,343,543	4,289,205

RCN Corp., Term Loan B(e)	—	05/24/16	6,024,563	5,996,307

Securus Technologies, Inc., Term Loan B	8.00%	10/31/14	3,990,000	4,009,950

U.S. TelePacific, Term Loan B	9.25%	08/17/15	404,625	406,143

				27,835,887

Total Senior Secured Floating Rate Interest Loans (Cost $651,968,076)				644,962,753

	Shares

Domestic Common Stocks & Other Equity Interests–2.22%
Aerospace & Defense–0.04%
ACTS Aero Technical Support & Services, Inc.(g)	15,079	263,889

Auto Parts & Equipment–0.02%
Dayco Products, LLC(g)	4,117	163,309

Broadcasting–0.02%
Citadel Broadcasting Corp.–Class B(g)	1	24

New Vision Television(g)	6,734	0

New Vision Television–Class A(g)	8,574	128,610

		128,634

Building Products–0.30%
Masonite Worldwide Holdings (Canada)(g)	53,093	2,017,534

United Subcontractors, Inc.(g)	4,587	0

		2,017,534

Commodity Chemicals–1.58%
LyondellBasell Industries–Class A(g)	273,591	5,608,615

LyondellBasell Industries–Class B(g)	250,755	5,137,970

		10,746,585

Diversified Real Estate Activities–0.03%
Lake Las Vegas Resort–Class A(g)	518	209,976

Lake Las Vegas Resort–Class B(g)	4	1,674

Lake Las Vegas Resort–Wts. C, expiring 07/15/15(g)	17	0

Lake Las Vegas Resort–Wts. D, expiring 07/15/15(g)	24	0

Lake Las Vegas Resort–Wts. E, expiring 07/15/15(g)	27	0

Lake Las Vegas Resort–Wts. F, expiring 07/15/15(g)	30	0

Lake Las Vegas Resort–Wts. G, expiring 07/15/15(g)	34	0

		211,650

Environmental & Facilities Services–0.14%
Safety-Kleen Holdco, Inc., (Acquired 12/24/03; Cost $2,062,077)(g)(h)(i)	150,812	923,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Floating Rate Fund

	Shares	Value

Industrial Machinery–0.00%
Xerium Technologies, Inc.(g)	1,766	$17,766

Leisure Products–0.00%
True Temper Sports Inc.(g)	2,971	10,400

Marine–0.01%
US Shipping LLC(g)	93,994	70,244

Oil & Gas Storage & Transportation–0.02%
Sem Group L.P.(g)	6,668	157,532

Publishing–0.06%
F&W Publications, Inc.(g)	288	0

F&W Publications, Inc.–Wts., expiring 12/09/17(g)	496	0

MediaNews Group, Inc.(g)	1	16

Reader’s Digest Association, Inc. (The)(g)	22,917	441,152

		441,168

Total Domestic Common Stocks & Other Equity Interests (Cost $22,412,265)		15,152,434

	Interest	Maturity	Principal
	Rate	Date	Amount

Bonds & Notes–1.77%
Airlines–0.07%
Continental Airlines, Inc., Sr. Sec. Gtd. Notes(h)	6.75%	09/15/15	$460,000	458,850

Commodity Chemicals–0.54%
Lyondell Chemical Co., Sr. Sec. Gtd. Notes	11.00%	05/01/18	3,385,932	3,690,666

Communications Equipment–0.64%
Qwest Corp., Sr. Unsec. Floating Rate Global Notes(j)	3.79%	06/15/13	4,250,000	4,366,875

Metal & Glass Containers–0.12%
Berry Plastics Holding Corp., Sec. Gtd. Floating Rate Global Notes(j)	4.41%	09/15/14	996,000	841,620

Oil & Gas Refining & Marketing–0.37%
Western Refining, Inc., Sr. Sec. Gtd. Floating Rate Notes(h)(j)	10.75%	06/15/14	2,750,000	2,516,250

Paper Products–0.03%
Verso Paper Holdings, LLC, Series B, Sr. Sec. Gtd. Floating Rate Global Notes(j)	4.22%	08/01/14	228,000	196,080

Total Bonds & Notes (Cost $11,706,099)				12,070,341

	Shares

Money Market Funds–8.61%
Liquid Assets Portfolio–Institutional Class(k)	29,336,483	29,336,483

Premier Portfolio–Institutional Class(k)	29,336,483	29,336,483

Total Money Market Funds (Cost $58,672,966)		58,672,966

TOTAL INVESTMENTS–107.23% (Cost $744,759,406)		730,858,494

OTHER ASSETS LESS LIABILITIES–(7.23)%		(49,278,089)

NET ASSETS–100.00%		$681,580,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Floating Rate Fund

Investment Abbreviations:

DIP	– Debtor-in-possession
Gtd.	– Guaranteed
LOC	– Letter of Credit
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Syn LOC	– Synthetic Letter of Credit
Unsec.	– Unsecured
Unsub.	– Unsubordinated
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have a expected average life of three to five years.
(d)	All or a portion of this holding is subject to unfunded loan commitments. See Note 7.
(e)	This floating rate interest will settle after August 31, 2010, at which time the interest rate will be determined.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2010 was $3,539,774, which represented 0.52% of the Fund’s Net Assets(g) Non-income producing security.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $3,898,823, which represented 0.57% of the Fund’s Net Assets.
(i)	Acquired as part of a bankruptcy restructuring.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $686,086,440)	$672,185,528

Investments in affiliated money market funds, at value and cost	58,672,966

Total investments, at value (Cost $744,759,406)	730,858,494

Receivables for:
Investments sold	73,005,486

Investments matured	459,419

Fund shares sold	4,511,892

Dividends and interest	2,745,515

Investment for trustee deferred compensation and retirement plans	17,979

Other assets	61,581

Total assets	811,660,366

Liabilities:
Payables for:
Investments purchased	126,681,478

Fund shares reacquired	1,921,306

Amount due custodian	37,497

Dividends	879,164

Accrued fees to affiliates	305,679

Accrued other operating expenses	207,985

Trustee deferred compensation and retirement plans	46,852

Total liabilities	130,079,961

Net assets applicable to shares outstanding	$681,580,405

Net assets consist of:
Shares of beneficial interest	$733,700,897

Undistributed net investment income	185,047

Undistributed net realized gain (loss)	(38,404,627)

Unrealized appreciation (depreciation)	(13,900,912)

$681,580,405

Net Assets:
Class A	$359,475,622

Class C	$189,966,196

Class R	$1,079,796

Class Y	$93,478,638

Institutional Class	$37,580,153

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	48,102,110

Class C	25,532,631

Class R	144,176

Class Y	12,528,787

Institutional Class	5,027,951

Class A:
Net asset value per share	$7.47

Maximum offering price per share
(Net asset value of $7.47 divided by 97.50%)	$7.66

Class C:
Net asset value and offering price per share	$7.44

Class R:
Net asset value and offering price per share	$7.49

Class Y:
Net asset value and offering price per share	$7.46

Institutional Class:
Net asset value and offering price per share	$7.47

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco Floating Rate Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Interest	$33,865,577

Dividends from affiliated money market funds	70,653

Total investment income	33,936,230

Expenses:
Advisory fees	3,400,237

Administrative services fees	160,759

Custodian fees	32,642

Distribution fees:
Class A	751,483

Class C	1,093,528

Class R	3,544

Transfer agent fees — A, C, R and Y	445,485

Transfer agent fees — Institutional	4,389

Trustees’ and officers’ fees and benefits	30,901

Other	562,233

Total expenses	6,485,201

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(86,605)

Net expenses	6,398,596

Net investment income	27,537,634

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	9,257,683

Foreign currencies	(6)

9,257,677

Change in net unrealized appreciation of investment securities	10,038,366

Net realized and unrealized gain	19,296,043

Net increase in net assets resulting from operations	$46,833,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        Invesco Floating Rate Fund

Statement of Changes in Net Assets

For the years ended August 31, 2010 and 2009

	August 31,	August 31,
	2010	2009

Operations:
Net investment income	$27,537,634	$15,872,914

Net realized gain (loss)	9,257,677	(13,290,805)

Change in net unrealized appreciation	10,038,366	6,213,894

Net increase in net assets resulting from operations	46,833,677	8,796,003

Distributions to shareholders from net investment income:
Class A	(16,089,153)	(9,200,242)

Class C	(7,057,402)	(3,733,419)

Class R	(35,865)	(20,258)

Class Y	(2,187,865)	(334,392)

Institutional Class	(2,198,237)	(2,509,144)

Total distributions from net investment income	(27,568,522)	(15,797,455)

Share transactions–net:
Class A	129,615,443	77,804,579

Class C	80,508,401	37,224,086

Class R	634,904	128,603

Class Y	72,830,983	18,275,977

Institutional Class	(3,020,369)	(6,056,700)

Net increase in net assets resulting from share transactions	280,569,362	127,376,545

Net increase in net assets	299,834,517	120,375,093

Net assets:
Beginning of year	381,745,888	261,370,795

End of year (includes undistributed net investment income of $185,047 and $209,754, respectively)	$681,580,405	$381,745,888

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        Invesco Floating Rate Fund

Statement of Cash Flows

For the year ended August 31, 2010

Cash provided by operating activities:
Net increase in net assets resulting from operations	$46,833,677

Adjustments to reconcile net increase in net assets to net cash provided by (used in) operating activities:
Purchases of investments	(730,449,133)

Proceeds from disposition of investments and principal payments	493,049,572

Increase in receivables and other assets	(1,662,032)

Amortization of premiums and accretion of discounts on investment securities	(10,942,217)

Increase in accrued expenses and other payables	207,873

Unrealized appreciation on investment securities	(10,038,366)

Net realized gain from investment securities	(9,257,683)

Net cash provided by (used in) operating activities	(222,258,309)

Cash provided by financing activities:
Dividends paid to shareholders	(6,164,843)

Proceeds from shares of beneficial interest sold	505,950,052

Increase/Decrease in payable for amount due custodian	37,497

Disbursements from shares of beneficial interest reacquired	(248,008,693)

Net cash provided by financing activities	251,814,013

Net increase in cash and cash equivalents	29,555,704

Cash and cash equivalents at beginning of period	29,117,262

Cash and cash equivalents at end of period	$58,672,966

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$20,939,008

Supplemental disclosure of cash flow information:

Cash paid during the year for line of credit expenses was $79,326.

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Floating Rate Fund, formerly AIM Floating Rate Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objectives are to provide a high level of current income and, secondarily, preservation of capital.
  The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities

31        Invesco Floating Rate Fund

may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Change in Valuation Methodology of Corporate Loans — Effective January 1, 2010, a change in pricing valuation methodology was implemented for Corporate Loans from bid quotation to the mean or otherwise calculated at the mid price between the bid and asked quotation. The change was implemented to align pricing methodologies among all debt instruments. The impact of this valuation policy change was an increase of $3,164,818 to investments at value, unrealized appreciation and net assets and approximately $0.06 per share to the Fund.
C.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
D.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

32        Invesco Floating Rate Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
F.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
G.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
K.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
L.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
M.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
N.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and

33        Invesco Floating Rate Fund

(3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.65%

Next $4.5 billion	0.60%

Next $5 billion	0.575%

Over $10 billion	0.55%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least December 31, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Operating Expenses After Fee Waiver (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 1.50%, 2.00%, 1.75%, 1.25% and 1.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Operating Expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on December 31, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2010, the Adviser waived advisory fees of $84,536.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $272.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2010, IDI advised the Fund that IDI retained $94,481 in front-end sales commissions from the sale of Class A shares and $6,165 and $54,724 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

34        Invesco Floating Rate Fund

  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$71,454,875	$1,366,158	$1,004,367	$73,825,400

Corporate Debt Securities	—	653,961,155	3,071,939	657,033,094

	$71,454,875	$655,327,313	$4,076,306	$730,858,494

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,797.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2010, the Fund paid legal fees of $3,889 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

The Fund is a party to a committed line of credit facility with a syndicate administered by JPMorgan Chase Bank. The Fund may borrow up to the lesser of (1) $10,000,000, or (2) the limits set by its prospectus for borrowings. The Fund is charged a commitment fee of 0.15% on the unused balance of the committed line and an up front fee 0.03% on the aggregate commitment. Prior to October 26, 2009, the commitment fee was 0.07%.
  The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

35        Invesco Floating Rate Fund

NOTE 7—Unfunded Loan Commitments

As of August 31, 2010, the Fund had unfunded loan commitments of $9,935,553, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

		Unfunded
Borrower		Commitments

Aero Technology Supply	Revolver Loan	$4,539

Bausch & Lomb Inc.	Revolver Loan	1,440,000

Calpine Corp.	Revolver Loan	2,692,500

Delta Air Lines, Inc.	Revolver Loan	1,821,260

Delta Air Lines, Inc.	Revolver Loan	1,278,750

Hexion Specialty Chemicals, Inc.	Revolver Loan	140,334

Lake Las Vegas Resort	Revolver Loan	106,164

Nuance Communications, Inc.	Revolver Loan	109,505

Pinnacle Foods Group, Inc. (Aurora Foods)	Revolver Loan	910,000

SunGuard Data Systems, Inc.	U.S. Revolver Loan	1,432,501

		$9,935,553

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$27,568,522	$15,797,455

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$203,904

Net unrealized appreciation (depreciation) — investments	(16,082,895)

Temporary book/tax differences	(48,073)

Capital loss carryforward	(36,193,428)

Shares of beneficial interest	733,700,897

Total net assets	$681,580,405

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $2,939,644 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2011	$10,298,295

August 31, 2012	2,745,717

August 31, 2013	5,482,284

August 31, 2014	2,498,917

August 31, 2016	1,685,685

August 31, 2017	13,482,530

Total capital loss carryforward	$36,193,428

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

36        Invesco Floating Rate Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $822,299,256 and $544,800,793, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$13,428,554

Aggregate unrealized (depreciation) of investment securities	(29,511,449)

Net unrealized appreciation (depreciation) of investment securities	$(16,082,895)

Cost of investments for tax purposes is $746,941,389.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward on August 31, 2010, undistributed net investment income was increased by $6,181, undistributed net realized gain (loss) was increased by $18,337,222 and shares of beneficial interest decreased by $18,343,403. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Years ended August 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	38,559,170	$287,610,728	22,788,600	$140,448,419

Class C	15,356,905	113,997,965	9,058,544	56,396,083

Class R	89,309	674,242	23,993	160,476

Class Y(b)	13,290,665	99,476,271	3,086,832	19,854,491

Institutional Class	950,425	7,085,241	779,815	4,913,124

Issued as reinvestment of dividends:
Class A	1,644,780	12,202,545	1,023,849	6,419,451

Class C	669,964	4,944,909	398,007	2,493,435

Class R	4,552	33,848	3,234	20,088

Class Y	212,445	1,578,879	22,822	151,664

Institutional Class	294,492	2,178,827	403,283	2,501,384

Reacquired:(c)
Class A(b)	(22,928,890)	(170,197,830)	(10,735,224)	(69,063,291)

Class C	(5,231,659)	(38,434,473)	(3,310,738)	(21,665,432)

Class R	(9,775)	(73,186)	(8,333)	(51,961)

Class Y	(3,826,963)	(28,224,167)	(257,014)	(1,730,178)

Institutional Class	(1,679,345)	(12,284,437)	(2,076,229)	(13,471,208)

Net increase in share activity	37,396,075	$280,569,362	21,201,441	$127,376,545

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	34,580	$252,087

Class A	(34,580)	(252,087)

(c)	Net of redemption fees of $51,484 and $27,580 allocated among the classes based on relative net assets of each class for the years ended August 31, 2010 and 2009, respectively.

37        Invesco Floating Rate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
				Net gains							to average		to average net		Ratio of net
	Net asset			(loss) on		Dividends					net assets		assets without		investment
	value,	Net		securities	Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment		(both realized	investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		and unrealized)	operations	income	of period(a)	Return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/10	$7.09	$0.40	(d)	$0.39 (e)	$0.79	$(0.41)	$7.47	11.28	%(e)	$359,476	1.12	%(f)(g)	1.14	%(f)(g)	5.34	%(f)	106%
Year ended 08/31/09	7.99	0.41	(d)	(0.89)	(0.48)	(0.42)	7.09	(4.97)		218,448	1.24	(g)	1.25	(g)	6.50		52
Year ended 08/31/08	8.67	0.53	(d)	(0.68)	(0.15)	(0.53)	7.99	(1.80)		141,803	1.36	(g)	1.37	(g)	6.36		66
Year ended 08/31/07	9.06	0.60	(d)	(0.39)	0.21	(0.60)	8.67	2.28		220,449	1.29	(g)	1.30	(g)	6.65		117
Eight months ended 08/31/06	9.04	0.37	(d)	0.02	0.39	(0.37)	9.06	4.32		155,953	1.58	(g)(h)	1.86	(g)(h)	6.06	(g)(h)	54
Year ended 12/31/05	9.02	0.43		0.01	0.44	(0.42)	9.04	5.00		159,206	2.04	(g)	2.17	(g)	4.69		56

Class C
Year ended 08/31/10	7.06	0.36	(d)	0.39 (e)	0.75	(0.37)	7.44	10.75	(e)	189,966	1.62	(f)(g)	1.64	(f)(g)	4.84	(f)	106
Year ended 08/31/09	7.97	0.38	(d)	(0.90)	(0.52)	(0.39)	7.06	(5.61)		103,975	1.74	(g)	1.75	(g)	6.00		52
Year ended 08/31/08	8.65	0.48	(d)	(0.68)	(0.20)	(0.48)	7.97	(2.31)		68,452	1.86	(g)	1.87	(g)	5.86		66
Year ended 08/31/07	9.04	0.56	(d)	(0.39)	0.17	(0.56)	8.65	1.76		81,479	1.79	(g)	1.80	(g)	6.15		117
Eight months ended 08/31/06	9.02	0.34	(d)	0.02	0.36	(0.34)	9.04	4.05		44,853	1.97	(g)(h)	2.36	(g)(h)	5.67	(h)	54
Year ended 12/31/05	8.99	0.40		0.03	0.43	(0.40)	9.02	4.85		47,624	2.29	(g)	2.67	(g)	4.44		56

Class R
Year ended 08/31/10	7.10	0.39	(d)	0.39 (e)	0.78	(0.39)	7.49	11.15	(e)	1,080	1.37	(f)(j)	1.39	(f)(j)	5.09	(f)	106
Year ended 08/31/09	8.00	0.40	(d)	(0.89)	(0.49)	(0.41)	7.10	(5.19)		427	1.49	(j)	1.50	(j)	6.25		52
Year ended 08/31/08	8.66	0.51	(d)	(0.66)	(0.15)	(0.51)	8.00	(1.81)		330	1.61	(j)	1.62	(j)	6.11		66
Year ended 08/31/07	9.06	0.58	(d)	(0.40)	0.18	(0.58)	8.66	1.91		278	1.54	(j)	1.55	(j)	6.40		117
Period ended 08/31/06(i)	9.11	0.21	(d)	(0.05)	0.16	(0.21)	9.06	1.80		78	1.53	(h)(j)	1.53	(h)(j)	6.11	(h)	54

Class Y
Year ended 08/31/10	7.07	0.42	(d)	0.39 (e)	0.81	(0.42)	7.46	11.72	(e)	93,479	0.87	(f)(j)	0.89	(f)(j)	5.59	(f)	106
Period ended 08/31/09(i)	7.29	0.41	(d)	(0.24)	0.17	(0.39)	7.07	3.48		20,176	1.00	(h)(j)	1.01	(h)(j)	6.74	(h)	52

Institutional Class
Year ended 08/31/10	7.09	0.42	(d)	0.39 (e)	0.81	(0.43)	7.47	11.65	(e)	37,580	0.79	(f)(j)	0.81	(f)(j)	5.67	(f)	106
Year ended 08/31/09	7.99	0.44	(d)	(0.89)	(0.45)	(0.45)	7.09	(4.62)		38,720	0.88	(j)	0.89	(j)	6.86		52
Year ended 08/31/08	8.67	0.56	(d)	(0.68)	(0.12)	(0.56)	7.99	(1.46)		50,786	1.01	(j)	1.02	(j)	6.71		66
Year ended 08/31/07	9.06	0.63	(d)	(0.39)	0.24	(0.63)	8.67	2.62		48,138	0.95	(j)	0.96	(j)	6.99		117
Period ended 08/31/06(i)	9.11	0.23	(d)	(0.05)	0.18	(0.23)	9.06	2.00		24,335	0.98	(h)(j)	0.98	(h)(j)	6.66	(h)	54

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Includes the impact of the valuation policy on Corporate Loans effective January 1, 2010. Had the policy change not occurred, Net gains on securities (both realized and unrealized) per share would have been $0.33, $0.33, $0.33, $0.33 and $0.33 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively and total returns would have been lower..
(f)	Ratios are based on average daily net assets (000’s omitted) of $300,593, $145,804, $709, $40,261 and $37,673 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
(g)	Ratio includes line of credit expense of 0.02%, 0.02%, 0.06%, 0.02%, 0.01% (annualized) and 0.54% the years ended August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007, the eight months ended August 31, 2006 and the year ended December 31, 2005, respectively.
(h)	Annualized.
(i)	Commencement date of April 13, 2006 for Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(j)	Ratio includes line of credit expense of 0.02%, 0.02%, 0.06%, 0.02% and 0.01% (annualized) the years ended August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007 and the eight months ended August 31, 2006, respectively.

38        Invesco Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Floating Rate Fund (formerly known as AIM Floating Rate Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and intermediate participants, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 22, 2010
Houston, Texas

39        Invesco Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,023.80	$5.66	$1,019.61	$5.65	1.11%

C	1,000.00	1,022.50	8.21	1,017.09	8.19	1.61

R	1,000.00	1,023.90	6.94	1,018.35	6.92	1.36

Y	1,000.00	1,025.00	4.39	1,020.87	4.38	0.86

Institutional	1,000.00	1,025.40	4.03	1,021.22	4.02	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

40        Invesco Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Floating Rate Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper

41        Invesco Floating Rate Fund

performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, and against the S&P/LSTA Leveraged Loan Index. The Board noted that the performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the fifth quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including one Canadian mutual fund advised by an Affiliated Sub-Adviser. The Board noted that the Fund’s effective fee rate was below the effective fee rate for the Canadian fund.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes three breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

42        Invesco Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

43        Invesco Floating Rate Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/ completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client
Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

FLR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders                August 31, 2010

Invesco Multi-Sector Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Multi-Sector Fund

   Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Multi-Sector Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2010, equity markets generally produced positive results and the economy showed signs of improvement. Invesco Multi-Sector Fund underperformed the S&P 500 Index, the Fund’s broad market and style-specific index, during the reporting period. The S&P 500 Index has exposure to all 10 sectors of the market. The Fund, on the other hand, invests at least 80% of its assets approximately equally in only five of these 10 market sectors and is overweight the following sectors relative to the index: energy, financial services, health care, information technology (IT) and “leisure” (represented by the consumer discretionary sector). The Fund’s underperformance relative to its benchmark was predominately due to its security selection and overweight exposure in the energy sector. Underweight exposure in the consumer staples and industrials sectors also hurt the Fund’s relative performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.16%

Class B Shares	-1.86

Class C Shares	-1.86

Class Y Shares	-0.91

Institutional Shares	-0.61

S&P 500 Index▼ (Broad Market/Style-Specific Index)	4.93

Lipper Multi-Cap Core Funds Index▼ (Peer Group Index)	6.15

▼	Lipper Inc.

How we invest
Your Fund invests normally one-fifth of its assets in equity securities from each of the five following market sectors: energy, financial services, health care, IT and “leisure” (represented by the consumer discretionary sector). Fund managers act independently within their respective sector.
     In selecting securities for the Fund, we use a research-oriented “bottom-up” investment approach, focusing on company fundamentals, growth and value prospects. In general, the Fund emphasizes companies that we believe are well managed and should generate above-average long-term capital appreciation. These companies typically exhibit strong return on capital, cash flow, sustainable growth and superior business strategies that make them market leaders.
     In the resulting portfolio, each sector has approximately 20 to 25 holdings. The Fund is rebalanced annually near the fiscal year-end to return the sectors to their approximate equal weightings.
     We consider selling a security when we conclude:

■	Its fundamentals are deteriorating.

■	A more attractive opportunity presents itself.

■	The company is unable to capitalize on market opportunity.

■	There is a questionable change in management’s strategic direction.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the Fund’s fiscal year, potentially indicating that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s federal funds target rate remained low ranging from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with annualized quarterly increases of 5.0%, 3.7% and 1.7% for the fourth quarter of 2009, and the first and second quarters of 2010, respectively.2 Inflation, measured by the seasonally-adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during the first half of 2010 to a rate of 9.6% nationwide as of August 2010.3
     Against this backdrop, financial services, energy and health care were among the weakest performing sectors of the S&P 500 Index.4 Conversely, consumer discretionary, industrials and telecommunication services were the best

Portfolio Composition
By Sector

Information Technology	20.6%

Energy	19.3

Health Care	19.2

Consumer Discretionary	18.3

Financials	16.6

Consumer Staples	3.0

Money Market Funds

Plus Other Assets Less Liabilities	3.0

Total Net Assets	$277.1 million

Total Number of Holdings*	97
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Top 10 Equity Holdings*

1. Apple Inc.	3.6%

2. DaVita, Inc.	2.4

3. Walt Disney Co. (The)	2.0
4. Google Inc.	1.9

5. Thermo Fisher Scientific, Inc.	1.7

6. Occidental Petroleum Corp.	1.7

7. Marriott International Inc.	1.6

8. Exxon Mobil Corp.	1.6

9. Genzyme Corp.	1.5

10. Apache Corp.	1.5

S&P 500 Index Weightings and Returns
By sector, 8/31/09–8/31/10

	Weighting	Return
Sector	as of 8/31/10

Consumer Discretionary
(“Leisure”)	10.25%	17.19%

Consumer Staples	11.77	10.64

Energy	10.91	0.35

Financials	15.90	-6.54

Health Care	11.66	0.38

Industrials	10.54	14.48

Information Technology	18.26	3.11

Materials	3.61	7.37

Telecommunication Services	3.25	13.35

Utilities	3.85	10.22

Source: Lipper Inc.

4	Invesco Multi-Sector Fund

performing sectors. 4 Market allocation accounted for approximately half of the Fund’s underperformance versus the S&P 500 Index. Specifically, each overweight sector, with the exception of the consumer discretionary sector, negatively affected the Fund’s relative performance. Security selection in the consumer discretionary and energy sectors, as well as a lack of holdings in the industrials sector, also detracted from Fund performance. On the other hand, overweight exposure to the consumer discretionary sector and security selection in the health care and IT sectors benefited Fund performance relative to the S&P 500 Index.
      Top contributors to the Fund’s absolute performance during the fiscal year included Apple and Walt Disney. Top detractors during the period included Bank of America and International Game Technology.
      Apple continued to introduce new innovative products during the reporting period, unveiling a new version of the iPhone and introducing the iPad. The new iPhone 4 includes a video conferencing feature called FaceTime and improved resolution for text and graphics. The iPad was designed to compete with existing net books and may help Apple expand its market share.
      Bank of America is one of the world’s largest diversified financial institutions with services including consumer banking, small business banking, credit card services and investment management. The company has expressed intentions to sell a number of non-core assets as part of its strategy to focus on its core business and strengthen its capital ratios.
     The Fund continues to offer exposure to five dynamic sectors we believe offer the best growth potential, yet with relatively low correlation to each other. Additionally, the Fund’s structure provides potentially lower volatility than a single sector given our annual rebalancing and correlation considerations.
      As always, we thank you for your continued investment in Invesco Multi- Sector Fund.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
4 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Juan Hartsfield
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Multi-Sector Fund with respect to the Fund’s investments in the leisure sector. He joined Invesco in 2004. Mr. Hartsfield earned a B.S. in petroleum engineering from The University of Texas at Austin and an M.B.A. from the University of Michigan.
Andrew Lees
Portfolio manager, is lead manager of Invesco Multi-Sector Fund with respect to the Fund’s investments in the energy sector. He joined Invesco in 2005. Mr. Lees earned a B.A. in economics from the University of Western Ontario and an M.B.A. with concentrations in finance and accounting from McGill University.
Derek Taner
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Multi-Sector Fund with respect to the Fund’s investments in the health care sector. He joined Invesco in 2005. Mr. Taner earned a B.S. in business administration with an emphasis in accounting and finance and an M.B.A. from the Haas School of Business at the University of California (Berkeley).
Warren Tennant
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Multi-Sector Fund with respect to the Fund’s investments in the information technology sector. He joined Invesco in 2000. Mr. Tennant earned both a B.B.A. in finance and an M.B.A. from The University of Texas at Austin.
Meggan Walsh
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Multi-Sector Fund with respect to the Fund’s investments in the financials sector. Ms. Walsh began her investment career in 1987 and joined Invesco in 1991. She earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University Maryland.

5	Invesco Multi-Sector Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 8/31/02, Fund data from 9/3/02

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Multi-Sector Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (9/3/02)	4.43%

5 Years	-3.76

1 Year	-6.61

Class B Shares

Inception (9/3/02)	4.41%

5 Years	-3.72

1 Year	-6.76

Class C Shares

Inception (9/3/02)	4.40%

5 Years	-3.38

1 Year	-2.84

Class Y Shares

Inception	5.23%

5 Years	-2.56

1 Year	-0.91

Institutional Class Shares

Inception (5/3/04)	1.84%

5 Years	-2.17

1 Year	-0.61
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (9/3/02)	4.53%

5 Years	-2.59

1 Year	4.73

Class B Shares

Inception (9/3/02)	4.52%

5 Years	-2.55

1 Year	4.94

Class C Shares

Inception (9/3/02)	4.52%

5 Years	-2.21

1 Year	8.95

Class Y Shares

Inception	5.34%

5 Years	-1.39

1 Year	11.08

Institutional Class Shares

Inception (5/3/04)	1.87%

5 Years	-0.99

1 Year	11.38
be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.40%, 2.15%, 2.15%, 1.15% and 0.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

continued from page 8

■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Multi-Sector Fund

Invesco Multi-Sector Fund’s investment objective is capital growth.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale.

■	Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends on the availability and cost of money and may fluctuate significantly in response to changes in government regulation, interest rates and general economic conditions. Businesses in the financial sector often operate with substantial financial leverage.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

■	The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

■	The Fund invests in different, independently managed sectors. Accordingly, poor performance of an investment in one sector may have a significant effect on the Fund’s net asset value. Additionally, active rebalancing of the Fund’s investments among the sectors may result in increased transaction costs. Independent management of sectors may also result in adverse tax consequences when one or more of the Fund’s portfolio managers effect transactions in the same security at or about the same time.

■	The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Securities of companies that make video and electronic games may be affected by the games’ risk of rapid obsolescence.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Stocks fall into three broad market capitalization categories — large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a fund to establish or close out a position in these securities at prevailing market prices.

■	Certain of the Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

■	Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

■	Start-up companies or earlier stage companies, such as venture capital companies, generally have limited operating histories, no present market for their technologies or products, and no history of earnings or financial services. These companies may rely entirely or in large part on private investments to finance their operations.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IAMSX
Class B Shares	IBMSX
Class C Shares	ICMSX
Class Y Shares	IAMYX
Institutional Shares	IIMSX

8	Invesco Multi-Sector Fund

Schedule of Investments(a)

August 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–96.97%
Advertising–1.19%
Omnicom Group Inc.	94,008	$3,291,220

Apparel Retail–1.78%
American Eagle Outfitters, Inc.	175,568	2,219,179

TJX Cos., Inc. (The)	68,049	2,700,865

		4,920,044

Apparel, Accessories & Luxury Goods–0.50%
Polo Ralph Lauren Corp.	18,210	1,379,225

Application Software–1.35%
Quest Software, Inc.(b)	85,027	1,822,129

TIBCO Software Inc.(b)	131,748	1,909,028

		3,731,157

Asset Management & Custody Banks–1.94%
Federated Investors, Inc.–Class B(c)	117,872	2,457,631

State Street Corp.	82,800	2,904,624

		5,362,255

Biotechnology–6.98%
Amgen Inc.(b)	61,428	3,135,285

BioMarin Pharmaceutical Inc.(b)	129,444	2,626,419

Celgene Corp.(b)	58,270	3,002,070

Genzyme Corp.(b)	61,479	4,310,293

Gilead Sciences, Inc.(b)	103,675	3,303,086

United Therapeutics Corp.(b)	63,960	2,956,231

		19,333,384

Brewers–1.04%
Heineken N.V. (Netherlands)(c)	64,302	2,873,514

Broadcasting–1.58%
Discovery Communications, Inc.–Class A(b)	38,855	1,466,776

Scripps Networks Interactive Inc.–Class A	72,783	2,924,421

		4,391,197

Casinos & Gaming–1.85%
International Game Technology	178,193	2,601,618

Penn National Gaming, Inc.(b)	89,413	2,519,658

		5,121,276

Communications Equipment–1.73%
Ciena Corp.(b)	91,646	1,142,826

Cisco Systems, Inc.(b)	146,146	2,930,227

QUALCOMM, Inc.(b)	19,049	729,767

		4,802,820

Computer Hardware–3.64%
Apple Inc.(b)	41,421	10,080,629

Computer Storage & Peripherals–1.36%
EMC Corp.(b)	207,274	3,780,678

Consumer Finance–2.38%
American Express Co.	74,765	2,980,881

Capital One Financial Corp.	95,305	3,608,247

		6,589,128

Data Processing & Outsourced Services–1.79%
Alliance Data Systems Corp.(b)(c)	64,739	3,637,684

MasterCard, Inc.–Class A	6,641	1,317,309

		4,954,993

Department Stores–1.38%
Kohl’s Corp.(b)	57,814	2,716,102

Nordstrom, Inc.	38,656	1,117,931

		3,834,033

Diversified Capital Markets–1.12%
UBS AG (Switzerland)(b)	184,950	3,112,709

Drug Retail–0.99%
CVS Caremark Corp.	101,979	2,753,433

Electronic Components–0.37%
Corning Inc.	65,853	1,032,575

Electronic Manufacturing Services–0.71%
Flextronics International Ltd. (Singapore)(b)	396,714	1,955,800

General Merchandise Stores–1.32%
Target Corp.	71,691	3,667,712

Health Care Facilities–0.78%
Rhoen-Klinikum AG (Germany)	98,459	2,152,595

Health Care Services–3.60%
DaVita, Inc.(b)	101,081	6,531,854

Express Scripts, Inc.(b)	80,750	3,439,950

		9,971,804

Home Entertainment Software–0.41%
Nintendo Co., Ltd. (Japan)	4,100	1,137,745

Hotels, Resorts & Cruise Lines–1.64%
Marriott International Inc.–Class A	141,596	4,532,488

Insurance Brokers–1.05%
Marsh & McLennan Cos., Inc.	123,117	2,920,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Multi-Sector Fund

	Shares	Value

Integrated Oil & Gas–6.29%
Chevron Corp.	29,364	$2,177,634

ConocoPhillips	30,813	1,615,526

Exxon Mobil Corp.	73,640	4,356,542

Occidental Petroleum Corp.	64,358	4,703,283

Royal Dutch Shell PLC–Class A (United Kingdom)	62,988	1,670,331

Total S.A.–ADR (France)	62,379	2,909,980

		17,433,296

Internet Software & Services–2.31%
Google Inc.–Class A(b)	11,486	5,168,930

GSI Commerce, Inc.(b)	54,221	1,234,612

		6,403,542

Investment Banking & Brokerage–1.54%
Charles Schwab Corp. (The)	129,106	1,647,393

Morgan Stanley	106,492	2,629,287

		4,276,680

Life & Health Insurance–0.50%
StanCorp Financial Group, Inc.	39,083	1,392,527

Life Sciences Tools & Services–4.06%
Life Technologies Corp.(b)	70,678	3,022,898

Pharmaceutical Product Development, Inc.	151,435	3,478,462

Thermo Fisher Scientific, Inc.(b)	112,423	4,735,257

		11,236,617

Managed Health Care–1.20%
UnitedHealth Group Inc.	104,878	3,326,730

Movies & Entertainment–3.08%
Time Warner Inc.	97,379	2,919,422

Walt Disney Co. (The)	171,874	5,601,374

		8,520,796

Oil & Gas Drilling–0.68%
Ensco PLC–ADR (United Kingdom)	45,720	1,880,464

Oil & Gas Equipment & Services–6.26%
Cameron International Corp.(b)	84,698	3,115,193

FMC Technologies, Inc.(b)	32,553	2,013,403

Halliburton Co.	143,629	4,051,774

National Oilwell Varco Inc.	43,944	1,651,855

Oceaneering International, Inc.(b)	46,536	2,327,265

Schlumberger Ltd.	48,182	2,569,546

Weatherford International Ltd.(b)	108,530	1,618,182

		17,347,218

Oil & Gas Exploration & Production–6.04%
Anadarko Petroleum Corp.	37,626	1,730,420

Apache Corp.	45,548	4,092,488

Cabot Oil & Gas Corp.	72,733	2,024,887

EOG Resources, Inc.	39,605	3,440,486

Southwestern Energy Co.(b)	101,982	3,336,851

Ultra Petroleum Corp.(b)	54,457	2,124,367

		16,749,499

Other Diversified Financial Services–2.97%
Bank of America Corp.	277,058	3,449,372

Citigroup Inc.(b)	775,216	2,883,804

JPMorgan Chase & Co.	52,279	1,900,864

		8,234,040

Pharmaceuticals–2.60%
Novartis AG–ADR (Switzerland)	60,386	3,169,661

Roche Holding AG (Switzerland)	29,718	4,041,273

		7,210,934

Property & Casualty Insurance–0.79%
XL Group PLC (Ireland)	121,982	2,184,698

Regional Banks–2.87%
Fifth Third Bancorp	232,848	2,572,971

SunTrust Banks, Inc.	117,939	2,652,448

Zions Bancorp.	148,245	2,732,155

		7,957,574

Restaurants–2.67%
Darden Restaurants, Inc.	96,987	4,001,684

McDonald’s Corp.	46,541	3,400,285

		7,401,969

Semiconductor Equipment–0.61%
ASML Holding N.V.–New York Shares (Netherlands)	68,027	1,682,308

Semiconductors–2.01%
Avago Technologies Ltd. (Singapore)(b)	110,035	2,217,205

Intel Corp.	188,536	3,340,858

		5,558,063

Soft Drinks–1.02%
PepsiCo, Inc.	43,876	2,815,962

Specialized Consumer Services–0.51%
H&R Block, Inc.	109,682	1,409,414

Specialized Finance–0.58%
Moody’s Corp.	76,659	1,620,571

Specialty Stores–0.80%
Staples, Inc.	124,702	2,215,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Multi-Sector Fund

	Shares	Value

Systems Software–3.69%
Ariba Inc.(b)	157,417	$2,435,241

Microsoft Corp.	124,723	2,928,496

Oracle Corp.	104,215	2,280,224

Red Hat, Inc.(b)	37,840	1,307,372

Rovi Corp.(b)	29,119	1,266,968

		10,218,301

Technology Distributors–0.58%
Anixter International Inc.(b)	35,329	1,620,895

Thrifts & Mortgage Finance–0.83%
Hudson City Bancorp, Inc.	199,776	2,302,418

Total Common Stocks & Other Equity Interests (Cost $293,378,871)		268,683,220

Money Market Funds–3.01%
Liquid Assets Portfolio–Institutional Class(d)	4,172,253	4,172,253

Premier Portfolio–Institutional Class(d)	4,172,203	4,172,203

Total Money Market Funds (Cost $8,344,456)		8,344,456

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.98% (Cost $301,723,327)		277,027,676

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.54%
Liquid Assets Portfolio–Institutional Class (Cost $7,028,130)(d)(e)	7,028,130	7,028,130

TOTAL INVESTMENTS–102.52% (Cost $308,751,457)		284,055,806

OTHER ASSETS LESS LIABILITIES–(2.52)%		(6,979,786)

NET ASSETS–100.00%		$277,076,020

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2010.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Multi-Sector Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $293,378,871)*	$268,683,220

Investments in affiliated money market funds, at value and cost	15,372,586

Total investments, at value (Cost $308,751,457)	284,055,806

Receivables for:
Investments sold	8,321,581

Fund shares sold	48,464

Dividends	293,717

Investment for trustee deferred compensation and retirement plans	13,178

Other assets	31,291

Total assets	292,764,037

Liabilities:
Payables for:
Investments purchased	7,339,133

Fund shares reacquired	953,965

Collateral upon return of securities loaned	7,028,130

Accrued fees to affiliates	242,670

Accrued other operating expenses	71,761

Trustee deferred compensation and retirement plans	52,358

Total liabilities	15,688,017

Net assets applicable to shares outstanding	$277,076,020

Net assets consist of:
Shares of beneficial interest	$463,529,425

Undistributed net investment income (loss)	(89,332)

Undistributed net realized gain (loss)	(161,670,494)

Unrealized appreciation (depreciation)	(24,693,579)

$277,076,020

Net Assets:
Class A	$149,389,297

Class B	$25,273,931

Class C	$34,376,654

Class Y	$829,567

Institutional Class	$67,206,571

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	8,118,785

Class B	1,448,448

Class C	1,971,389

Class Y	44,991

Institutional Class	3,580,793

Class A:
Net asset value per share	$18.40

Maximum offering price per share (Net asset value of $18.40 divided by 94.50%)	$19.47

Class B:
Net asset value and offering price per share	$17.45

Class C:
Net asset value and offering price per share	$17.44

Class Y:
Net asset value and offering price per share	$18.44

Institutional Class:
Net asset value and offering price per share	$18.77

*	At August 31, 2010, securities with an aggregate value of $6,787,174 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Multi-Sector Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $116,473)	$3,567,174

Dividends from affiliated money market funds (includes securities lending income of $40,095)	47,867

Total investment income	3,615,041

Expenses:
Advisory fees	2,403,576

Administrative services fees	120,365

Custodian fees	31,321

Distribution fees:
Class A	487,280

Class B	329,355

Class C	425,250

Transfer agent fees — A, B, C and Y	767,390

Transfer agent fees — Institutional	2,599

Trustees’ and officers’ fees and benefits	29,544

Other	171,289

Total expenses	4,767,969

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(16,776)

Net expenses	4,751,193

Net investment income (loss)	(1,136,152)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $105,671)	(1,476,821)

Foreign currencies	(28,761)

(1,505,582)

Change in net unrealized appreciation of:
Investment securities	6,162,059

Foreign currencies	1,258

6,163,317

Net realized and unrealized gain	4,657,735

Net increase in net assets resulting from operations	$3,521,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Multi-Sector Fund

Statement of Changes in Net Assets

For the years ended August 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(1,136,152)	$1,637,312

Net realized gain (loss)	(1,505,582)	(156,971,276)

Change in net unrealized appreciation (depreciation)	6,163,317	(33,997,495)

Net increase (decrease) in net assets resulting from operations	3,521,583	(189,331,459)

Distributions to shareholders from net investment income:
Class A	(717,578)	(721,996)

Class Y	(6,863)	(1,333)

Institutional Class	(738,087)	(682,511)

Total distributions from net investment income	(1,462,528)	(1,405,840)

Distributions to shareholders from net realized gains:
Class A	—	(10,704,183)

Class B	—	(1,933,014)

Class C	—	(2,101,270)

Class Y	—	(17,388)

Institutional Class	—	(4,031,180)

Total distributions from net realized gains	—	(18,787,035)

Share transactions–net:
Class A	(71,403,839)	(76,767,968)

Class B	(12,151,899)	(11,082,703)

Class C	(9,504,240)	(13,265,760)

Class Y	(246,895)	1,005,711

Institutional Class	(14,882,232)	(31,483,048)

Net increase (decrease) in net assets resulting from share transactions	(108,189,105)	(131,593,768)

Net increase (decrease) in net assets	(106,130,050)	(341,118,102)

Net assets:
Beginning of year	383,206,070	724,324,172

End of year (includes undistributed net investment income (loss) of $(89,332) and $1,406,338, respectively)	$277,076,020	$383,206,070

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Multi-Sector Fund, formerly AIM Multi-Sector Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is capital growth.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

14        Invesco Multi-Sector Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be

15        Invesco Multi-Sector Fund

evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks

16        Invesco Multi-Sector Fund

associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least December 31, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on December 31, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended August 31, 2010, the Adviser waived advisory fees of $7,941.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $643.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance

17        Invesco Multi-Sector Fund

to the shareholder. During the year ended August 31, 2010, IDI advised the Fund that IDI retained $20,932 in front-end sales commissions from the sale of Class A shares and $0, $65,621 and $2,771 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$276,221,621	$7,834,185	$—	$284,055,806

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2010, the Fund engaged in securities sales of $1,038,886, which resulted in net realized gains of $105,671.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,192.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        Invesco Multi-Sector Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$1,462,528	$1,409,975

Long-term capital gain	—	18,782,900

Total distributions	$1,462,528	$20,192,875

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation (depreciation) — investments	$(25,258,377)

Net unrealized appreciation — other investments	2,072

Temporary book/tax differences	(53,164)

Post-October deferrals	(4,535,586)

Capital loss carryforward	(156,608,350)

Shares of beneficial interest	463,529,425

Total net assets	$277,076,020

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2017	$55,800,354

August 31, 2018	100,807,996

Total capital loss carryforward	$156,608,350

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $107,462,449 and $219,481,118, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$35,029,512

Aggregate unrealized (depreciation) of investment securities	(60,287,889)

Net unrealized appreciation (depreciation) of investment securities	$(25,258,377)

Cost of investments for tax purposes is $309,314,183.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2010, undistributed net investment income (loss) was increased by $1,103,010, undistributed net realized gain (loss) was increased by $28,763 and shares of beneficial interest decreased by $1,131,773. This reclassification had no effect on the net assets of the Fund.

19        Invesco Multi-Sector Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended August 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	634,444	$12,661,909	2,430,932	$42,223,567

Class B	92,129	1,751,944	338,897	5,569,903

Class C	189,000	3,601,521	422,586	6,640,016

Class Y(b)	8,115	161,510	71,812	1,243,553

Institutional Class	368,416	7,306,153	263,613	4,423,162

Issued as reinvestment of dividends:
Class A	34,676	679,647	716,046	10,626,125

Class B	—	—	122,794	1,744,905

Class C	—	—	138,864	1,971,869

Class Y	300	5,889	1,261	18,721

Institutional Class	37,053	738,087	312,372	4,713,691

Automatic conversion of Class B shares to Class A shares:
Class A	174,700	3,488,388	258,699	4,216,415

Class B	(183,711)	(3,488,388)	(270,776)	(4,216,415)

Reacquired:
Class A(b)	(4,438,894)	(88,233,783)	(8,230,046)	(133,834,075)

Class B	(552,338)	(10,415,455)	(922,382)	(14,181,096)

Class C	(694,887)	(13,105,761)	(1,400,392)	(21,877,645)

Class Y	(20,694)	(414,294)	(15,803)	(256,563)

Institutional Class	(1,131,728)	(22,926,472)	(2,332,008)	(40,619,901)

Net increase (decrease) in share activity	(5,483,419)	$(108,189,105)	(8,093,531)	$(131,593,768)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 22% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	23,026	$475,716

Class A	(23,026)	(475,716)

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

20        Invesco Multi-Sector Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/10	$18.68	$(0.05)	$(0.16)	$(0.21)	$(0.07)	$—	$(0.07)	$18.40	(1.16)%	$149,389	1.32	%(d)	1.32	%(d)	(0.28	)%(d)	32%
Year ended 08/31/09	25.33	0.07	(5.93)	(5.86)	(0.05)	(0.74)	(0.79)	18.68	(22.34)	218,772	1.39		1.40		0.43		31
Year ended 08/31/08	28.93	0.07	(2.34)	(2.27)	—	(1.33)	(1.33)	25.33	(8.22)	418,874	1.21		1.22		0.24		58
Year ended 08/31/07	25.53	(0.04)	3.88	3.84	(0.12)	(0.32)	(0.44)	28.93	15.13	508,895	1.23		1.29		(0.15)		44
Year ended 08/31/06	24.16	0.17	1.69	1.86	—	(0.49)	(0.49)	25.53	7.74	311,492	1.30		1.37		0.67		66

Class B
Year ended 08/31/10	17.78	(0.19)	(0.14)	(0.33)	—	—	—	17.45	(1.86)	25,274	2.07	(d)	2.07	(d)	(1.03	)(d)	32
Year ended 08/31/09	24.27	(0.05)	(5.70)	(5.75)	—	(0.74)	(0.74)	17.78	(22.93)	37,206	2.14		2.15		(0.32)		31
Year ended 08/31/08	27.97	(0.13)	(2.24)	(2.37)	—	(1.33)	(1.33)	24.27	(8.89)	68,526	1.96		1.97		(0.51)		58
Year ended 08/31/07	24.79	(0.24)	3.76	3.52	(0.02)	(0.32)	(0.34)	27.97	14.26	87,469	1.98		2.04		(0.90)		44
Year ended 08/31/06	23.64	(0.02)	1.66	1.64	—	(0.49)	(0.49)	24.79	6.97	73,997	2.05		2.12		(0.08)		66

Class C
Year ended 08/31/10	17.77	(0.19)	(0.14)	(0.33)	—	—	—	17.44	(1.86)	34,377	2.07	(d)	2.07	(d)	(1.03	)(d)	32
Year ended 08/31/09	24.26	(0.05)	(5.70)	(5.75)	—	(0.74)	(0.74)	17.77	(22.94)	44,023	2.14		2.15		(0.32)		31
Year ended 08/31/08	27.96	(0.13)	(2.24)	(2.37)	—	(1.33)	(1.33)	24.26	(8.89)	80,439	1.96		1.97		(0.51)		58
Year ended 08/31/07	24.78	(0.24)	3.76	3.52	(0.02)	(0.32)	(0.34)	27.96	14.27	94,760	1.98		2.04		(0.90)		44
Year ended 08/31/06	23.63	(0.02)	1.66	1.64	—	(0.49)	(0.49)	24.78	6.97	69,604	2.05		2.12		(0.08)		66

Class Y
Year ended 08/31/10	18.72	(0.01)	(0.15)	(0.16)	(0.12)	—	(0.12)	18.44	(0.91)	830	1.07	(d)	1.07	(d)	(0.03	)(d)	32
Year ended 08/31/09(e)	20.66	0.10	(1.24)	(1.14)	(0.06)	(0.74)	(0.80)	18.72	(4.54)	1,072	1.17	(f)	1.18	(f)	0.65	(f)	31

Institutional Class
Year ended 08/31/10	19.07	0.05	(0.15)	(0.10)	(0.20)	—	(0.20)	18.77	(0.61)	67,207	0.79	(d)	0.79	(d)	0.25	(d)	32
Year ended 08/31/09	25.81	0.17	(6.05)	(5.88)	(0.12)	(0.74)	(0.86)	19.07	(21.89)	82,134	0.81		0.82		1.01		31
Year ended 08/31/08	29.35	0.19	(2.37)	(2.18)	(0.03)	(1.33)	(1.36)	25.81	(7.81)	156,486	0.75		0.76		0.70		58
Year ended 08/31/07	25.83	0.09	3.93	4.02	(0.18)	(0.32)	(0.50)	29.35	15.67	163,891	0.77		0.83		0.31		44
Year ended 08/31/06	24.33	0.29	1.70	1.99	—	(0.49)	(0.49)	25.83	8.23	87,147	0.83		0.90		1.14		66

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $194,912, $32,935, $42,525, $1,050 and $77,992 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

21        Invesco Multi-Sector Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Multi-Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Multi-Sector Fund (formerly know as AIM Multi-Sector Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

22        Invesco Multi-Sector Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$924.60	$6.45	$1,018.50	$6.77	1.33%

B	1,000.00	921.30	10.07	1,014.72	10.56	2.08

C	1,000.00	921.30	10.07	1,014.72	10.56	2.08

Y	1,000.00	926.20	5.24	1,019.76	5.50	1.08

Institutional	1,000.00	927.40	3.79	1,021.27	3.97	0.78

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Multi-Sector Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Multi-Sector Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

24        Invesco Multi-Sector Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Multi-Cap Core Funds Index. The Board noted that the performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers advised the Board that the Fund’s prospectus limits the Fund to investment in five sectors, two of which have been the worst performing sectors since the onset of the bear market in 2007. Invesco Advisers noted that some of the underlying lead sector managers were changed in 2009 and that it continues to monitor the Fund Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was below the effective fee rate for one of the mutual funds and that the other fund was a fund of funds for which Invesco Advisers does not charge a separate advisory fee.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts with investment strategies comparable to those of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Multi-Sector Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	99.43%
Corporate Dividends Received Deduction*	99.43%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco Multi-Sector Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website,

invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

I-MSE-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Select Real Estate Income Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
      Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
      First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
      Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
      And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
      Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
      If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
      I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco Select Real Estate Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
      To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
      We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
      It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
      As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Select Real Estate Income Fund

Management’s Discussion of Fund Performance

Performance summary
In general, equity markets produced positive results, and the economy showed signs of improvement during the fiscal year ended August 31, 2010. The U.S. real estate investment trust (REIT) market benefited from improvements in credit markets and increased access to capital through debt refinancing and secondary equity offerings. As a result, the Fund outperformed the broad market, as measured by the S&P 500 Index, by a wide margin. However, the Fund underperformed the Custom Select Real Estate Income Index, its style-specific benchmark, due primarily to the Fund’s allocation among fixed income and fixed income-like securities Your Fund’s long-term performance appears later in this report.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	21.85%

Class B Shares	21.02

Class C Shares	21.02

Class Y Shares	22.21

Institutional Class Shares	22.46

S&P 500 Index▼ (Broad Market Index)	4.93

Custom Select Real Estate Income Index■ (Style-Specific Index)	33.48

Lipper Real Estate Funds Index▼ (Peer Group Index)	27.83

▼	Lipper Inc.; ■ Invesco Aim, Lipper Inc., Bloomberg LP

How we invest
Your Fund holds primarily real estate-oriented securities. We focus on public companies whose value is driven by tangible assets. Our goal is to create a fund that will provide attractive current income. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review to identify securities with:
■	Attractive relative dividend yields.

■	Favorable property market outlook.

■	Reasonable valuations relative to peer investment alternatives.
      We attempt to manage risk by allocating between property related common stocks and fixed income securities as well as diversifying by property types and geographic location and also limiting the size of any one holding.
      We will consider selling a holding when:
■	Relative yields and/or valuation falls below desired levels.

■	Risk/return relationships change significantly.

■	Company fundamentals change (property type, geography or management changes).

■	A more attractive investment opportunity is identified.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the Fund’s fiscal year, potentially indicating that the economy had transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
      The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low — ranging from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly annualized increases of 5.0%, 3.7% and 1.7% for the fourth quarter of 2009, first and second quarter 2010, respectively.2 Inflation, as measured by the seasonally adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak.3 Unemployment, after climbing steadily throughout 2009, fell slightly during the first half of 2010 to a rate of 9.6% nationwide as of August 2010.3
      Given this environment, the U.S. REIT market, as measured by the FTSE NAREIT Equity REITs Index, produced a gain for the period and outperformed the broad market, as measured by the S&P 500 Index, by a wide margin. The Fund underperformed its style-specific benchmark, the Custom Select Real Estate Income Index, as a result of underweight exposure in REIT preferred stock and an overweight exposure in commercial mortgage backed securities (CMBS).
      On an absolute basis, each property REIT sector contributed positively to the Fund’s fiscal year performance. The Fund’s holdings in health care REITs, regional mall REITs and apartment REITs, in particular, enhanced performance during the period.

Portfolio Composition
By property type

Health Care	16.1%

Office	12.0

Regional Malls	10.0

Diversified	9.5

Industrial/Office: Mixed	8.9

Apartments	8.0

Asset-Backed Securities	7.3

Freestanding	5.5

Specialty Properties	4.4

Lodging-Resorts	4.1

Industrial	3.4

Self Storage Facilities	3.2

Shopping Centers	3.2

Bonds & Notes	2.4

Money Market Funds Plus

Other Assets Less Liabilities	2.0

Top 10 Equity Holdings*

1.	Simon Property Group, Inc.	7.5%

2.	Senior Housing Properties Trust	4.5

3.	Essex Property Trust, Inc.	4.3

4.	Liberty Property Trust	4.2

5.	Health Care REIT, Inc.	3.8

6.	National Retail Properties, Inc.	3.2

7.	Mack-Cali Realty Corp.	2.9

8.	Washington REIT	2.6

9.	Hospitality Properties Trust	2.2

10.	Ventas, Inc.	2.1

Total Net Assets	$225.7 million

Total Number of Holdings*	99
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Select Real Estate Income Fund

      Top contributors during the fiscal year included Simon Property Group and Vornado Realty Trust. Recent equity offerings and debt refinancing by Simon Property Group, a REIT which offered an attractive portfolio of top-tier U.S. regional malls, covered near-term debt maturities and provided necessary capital for future acquisition opportunities. Similarly, Vornado’s recent equity offering provided liquidity for new acquisitions. Moreover, the company benefited from improving rental fundamentals in Manhattan and Washington D.C., the firm’s largest markets.
      Hospitality Properties Trust and CBL & Associates Properties, however, were top detractors from Fund performance during the fiscal year. Hospitality Properties Trust (HPT) was not a Fund holding for most of the period due to a less favorable growth profile relative to other opportunities in the hotel sector. HPT had a less favorable growth profile due to lower operating leverage from its owned hotels and its rent exposure to less favorable travel centers. CBL & Associates, on the other hand, is among the largest U.S. regional mall REITs with properties from coast to coast. Both positions have provided above-average divided yields.
      Because volatility in the market continued at elevated levels, we remained active in portfolio positioning given changes in relative value between stocks. Across sectors, we added to certain positions whose valuations began to reflect a bottoming in operating fundamentals. In addition, we reduced exposure to several relatively low risk stocks whose valuations appeared relatively high.
      We remained committed to owning quality real estate companies that we believe may benefit from relatively better sector trends. We continued to manage risk by holding a portfolio diversified by property type and geographic location. Lower leveraged companies with above average levels of dividend coverage remained favored in the portfolio.
      We thank you for your continued investment in Invesco Select Real Estate Income Fund and encourage everyone to follow a disciplined asset allocation strategy and rebalance regularly.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.

Joe Rodriguez, Jr.
Portfolio manager, is lead manager of Invesco Select Real Estate Income Fund. He is head of real estate securities for Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez began his investment career in 1983 and joined Invesco in 1990. He earned a B.B.A. in economics and finance as well as an M.B.A. in finance from Baylor University.
Mark Blackburn
Chartered Financial Analyst, portfolio manager, is manager of Invesco Select Real Estate Income Fund. He earned a B.S. in accounting from Louisiana State University and an M.B.A. from Southern Methodist University. Mr. Blackburn is a Certified Public Accountant.
Paul Curbo
Chartered Financial Analyst, portfolio manager, is manager of Invesco Select Real Estate Income Fund. He joined Invesco in 1998. Mr. Curbo earned a B.B.A. in finance from the University of Texas at Dallas.
James Trowbridge
Portfolio manager, is manager of Invesco Select Real Estate Income Fund. He joined Invesco in 1989. Mr. Trowbridge earned his B.A. in finance from Indiana University.
Darin Turner
Portfolio manager, is manager of Invesco Select Real Estate Income Fund. He joined Invesco in 2005. Mr. Turner earned a B.B.A. in finance from Baylor University, an M.S. in real estate from the University of Texas at Arlington and an M.B.A. specializing in investments from Southern Methodist University.
Assisted by the Real Estate Team

5	Invesco Select Real Estate Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund and index data from 5/31/02

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
     Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Select Real Estate Income Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable
sales charges

Class A Shares

Inception (5/31/02)	8.86%

5 Years	1.72

1 Year	15.08

Class B Shares

Inception	8.56%

5 Years	1.84

1 Year	16.02

Class C Shares

Inception	8.56%

5 Years	1.98

1 Year	20.02

Class Y Shares

Inception	9.62%

5 Years	2.91

1 Year	22.21

Institutional Class Shares
Inception	9.78%

5 Years	3.17

1 Year	22.46
On March 12, 2007, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares. The Closed-End Fund’s Common shares performance reflects any applicable fee waivers or expense reimbursements.
      Class B shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class B shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
      Class C shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C shares. Class A shares performance reflects any applicable fee

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (5/31/02)	8.16%

5 Years	0.61

1 Year	29.02

Class B Shares

Inception	7.87%

5 Years	0.72

1 Year	30.55

Class C Shares

Inception	7.87%

5 Years	0.86

1 Year	34.55

Class Y Shares

Inception	8.93%

5 Years	1.79

1 Year	36.94

Institutional Class Shares
Inception	9.09%

5 Years	2.05

1 Year	37.19
waivers or expense reimbursements.
      Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
      Institutional Class shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the Closed-End Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.75, 2.50%, 2.50%, 1.50% and 1.13%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Class Y and Institutional class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

continued from page 8

a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Select Real Estate Income Fund

Invesco Select Real Estate Income Fund’s investment objectives are high current income and, secondarily, capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	On March 12, 2007, Invesco Select Real Estate Income Fund was reorganized from a Closed-End Fund to an Open-End Fund. Information presented for Class A shares prior to the reorganization included financial data for the Closed-End Fund’s Common Shares.

■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the
Fund
■	The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
■	The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	The Fund’s investments in fixed income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the adviser (commonly know as junk bonds) pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities and involve a greater risk of default. The secondary market for junk bonds may be less liquid than the market for higher quality securities.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value.

■	The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■	Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets.

■	Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Custom Select Real Estate Income Index, created by Invesco to serve as a benchmark for Invesco Select Real Estate Income Fund, is composed of the following indexes: FTSE NAREIT Equity REIT (50%) and Wachovia Hybrid and Preferred Securities REIT (50%).

■	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.

■	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
continued on page 7

Fund Nasdaq Symbols

Class A Shares	ASRAX
Class B Shares	SARBX
Class C Shares	ASRCX
Class Y Shares	ASRYX
Institutional Class Shares	ASRIX

8	Invesco Select Real Estate Income Fund

Schedule of Investments(a)

August 31, 2010

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–61.62%
Apartments–7.74%
Camden Property Trust	91,650	$4,193,904

Essex Property Trust, Inc.	91,900	9,720,263

Mid-America Apartment Communities, Inc.	63,000	3,557,610

		17,471,777

Diversified–5.40%
Cohen & Steers Quality Income Realty Fund, Inc.	201,773	1,396,269

Colonial Properties Trust	87,834	1,393,047

Neuberger Berman Real Estate Securities Income Fund Inc.	16,275	57,451

Vornado Realty Trust	41,388	3,354,912

Washington Real Estate Investment Trust	194,891	5,971,460

		12,173,139

Freestanding–4.47%
Getty Realty Corp.	80,900	2,008,747

National Retail Properties Inc.	291,500	7,100,940

Realty Income Corp.	29,600	964,664

		10,074,351

Healthcare–14.42%
Health Care REIT, Inc.	188,073	8,640,074

LTC Properties, Inc.	46,750	1,153,790

Medical Properties Trust Inc.	125,700	1,236,888

Nationwide Health Properties, Inc.	76,200	2,931,414

OMEGA Healthcare Investors, Inc.	170,900	3,665,805

Senior Housing Properties Trust	429,750	10,099,125

Ventas, Inc.	95,500	4,823,705

		32,550,801

Industrial–3.35%
DCT Industrial Trust Inc.	489,900	2,268,237

EastGroup Properties, Inc.	84,100	2,964,525

ProLogis	213,900	2,320,815

		7,553,577

Industrial/Office: Mixed–4.22%
Liberty Property Trust	313,400	9,517,958

Lodging-Resorts–2.18%
Hospitality Properties Trust	252,100	4,928,555

Office–4.82%
Corporate Office Properties Trust	18,150	655,215

Highwoods Properties, Inc.	14,300	447,304

Mack-Cali Realty Corp.	212,800	6,564,880

Piedmont Office Realty Trust Inc.–Class A(b)	175,300	3,218,508

		10,885,907

Regional Malls–8.60%
CBL & Associates Properties, Inc.	208,600	2,544,920

Simon Property Group, Inc.	186,468	16,866,031

		19,410,951

Shopping Centers–2.99%
Inland Real Estate Corp.	252,850	1,949,473

Ramco-Gershenson Properties Trust	99,200	1,035,648

Regency Centers Corp.	81,850	2,984,251

Tanger Factory Outlet Centers, Inc.	16,800	776,496

		6,745,868

Specialty Properties–3.43%
Digital Realty Trust, Inc.	61,900	3,668,813

Entertainment Properties Trust	35,100	1,512,459

Government Properties Income Trust	99,850	2,563,149

		7,744,421

Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $116,753,714)		139,057,305

Preferred Stocks–26.68%
Apartments–0.27%
BRE Properties, Inc., Series D, 6.75% Pfd.	25,300	619,850

Diversified–4.09%
Vornado Realty Trust, Series E, 7.00% Pfd.	135,963	3,495,609

Series H, 6.75% Pfd.	91,800	2,276,640

Series I, 6.63% Pfd.	140,900	3,452,050

		9,224,299

Freestanding–1.01%
National Retail Properties Inc., Series C, 7.38% Pfd.	90,450	2,281,149

Healthcare–1.63%
Health Care REIT, Inc., Series F, 7.63% Pfd.	36,500	930,750

Omega Healthcare Investors, Inc., Series D, 8.38% Pfd.	107,100	2,748,186

		3,678,936

Industrial–0.02%
ProLogis, Series C, 8.54% Pfd.	950	49,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Select Real Estate Income Fund

	Shares	Value

Industrial/Office: Mixed–4.68%
Duke Realty Corp., Series J, 6.63% Pfd.	4,954	$110,970

Series K, 6.50% Pfd.	5,072	113,511

Series L, 6.60% Pfd.	59,500	1,334,585

Series M, 6.95% Pfd.	72,400	1,759,320

Series N, 7.25% Pfd.	15,590	388,035

PS Business Parks, Inc., Series L, 7.60% Pfd.	36,400	919,828

Series M, 7.20% Pfd.	123,100	3,087,348

Series O, 7.38% Pfd.	110,763	2,842,179

		10,555,776

Lodging-Resorts–1.95%
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	149,297

Hospitality Properties Trust, Series C, 7.00% Pfd.	28,800	696,384

LaSalle Hotel Properties, Series D, 7.50% Pfd.	62,833	1,492,912

Series G, 7.25% Pfd.	88,950	2,073,647

		4,412,240

Office–7.16%
Alexandria Real Estate Equities Inc., Series D, 7.00% Pfd.	24,100	561,831

BioMed Realty Trust, Inc., Series A, 7.38% Pfd.	79,600	1,986,816

Brandywine Realty Trust, Series D, 7.38% Pfd.	10,355	250,695

Corporate Office Properties Trust, Series J, 7.63% Pfd.	83,470	2,089,254

Kilroy Realty Corp., Series E, 7.80% Pfd.	58,195	1,452,547

Series F, 7.50% Pfd.	188,500	4,672,915

SL Green Realty Corp., Series C, 7.63% Pfd.	151,100	3,786,566

Series D, 7.88% Pfd.	54,400	1,367,616

		16,168,240

Regional Malls–1.42%
CBL & Associates Properties, Inc., Series D, 7.38% Pfd.	85,200	2,014,980

Taubman Centers, Inc., Series G, 8.00% Pfd.	45,900	1,179,630

		3,194,610

Self Storage Facilities–3.22%
Public Storage, Series H, 6.95% Pfd.	34,500	879,405

Series I, 7.25% Pfd.	98,600	2,573,460

Series L, 6.75% Pfd.	62,400	1,580,592

Series M, 6.63% Pfd.	87,300	2,234,007

		7,267,464

Shopping Centers–0.26%
Developers Diversified Realty Corp., Series H, 7.38% Pfd.	9,200	219,052

Series I, 7.5% Pfd.	14,800	358,308

		577,360

Specialty Properties–0.97%
Digital Realty Trust, Inc., Series B, 7.88% Pfd.	85,211	2,189,923

Total Preferred Stocks (Cost $58,904,188)		60,219,128

	Principal
	Amount
Asset-Backed Securities–7.28%
Banc of America Large Loan Inc., Series 2006-BIX1, Class B, Floating Rate Pass Through Ctfs., 0.42%, 10/15/19(c)(d)	$1,465,000	1,334,468

Series 2006-BIX1, Class E, Floating Rate Pass Through Ctfs., 0.52%, 10/15/19(c)(d)	1,900,000	1,567,355

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A2, Pass Through Ctfs., 4.48%, 06/11/41	4,419	4,415

Series 2005-T18, Class A2, Variable Rate Pass Through Ctfs., 4.56%, 02/13/42(c)	84,639	84,770

Series 2005-T18, Class AJ, Variable Rate Pass Through Ctfs., 5.01%, 02/13/42(c)	350,000	314,532

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AMP3, Pass Through Ctfs., 5.50%, 10/15/49(d)	1,731,078	1,587,307

Commercial Mortgage Pass Through Ctfs., Series 2001-J1A, Class C, Variable Rate Pass Through Ctfs., 6.83%, 02/16/34(c)(d)	900,000	912,274

Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C3, Class G, Variable Rate Pass Through Ctfs., 4.62%, 05/15/38(c)(d)	25,000	22,484

Credit Suisse Mortgage Capital Ctfs., Series 2006-TF2A, Class A2, Floating Rate Pass Through Ctfs., 0.45%, 10/15/21(c)(d)	1,900,000	1,621,747

DLJ Commercial Mortgage Corp., Series 1998-CG1, Class B4, Variable Rate Pass Through Ctfs., 7.46%, 06/10/31(c)(d)	340,000	376,220

Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, Variable Rate Pass Through Ctfs., 4.86%, 08/10/42(c)	400,000	367,342

GS Mortgage Securities Corp. II, Series 2001-LIBA, Class C, Pass Through Ctfs., 6.73%, 02/14/16(d)	627,000	643,405

LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class B, Pass Through Ctfs., 5.08%, 01/15/36	96,000	101,434

Series 2005-C1, Class A2, Pass Through Ctfs., 4.31%, 02/15/30	80,324	80,618

Series 2005-C3, Class AJ, Pass Through Ctfs., 4.84%, 07/15/40	1,250,000	1,111,201

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Select Real Estate Income Fund

	Principal
	Amount	Value

Merrill Lynch Floating Trust, Series 2006-1, Class B, Floating Rate Pass Through Ctfs., 0.45%, 06/15/22(c)(d)	$1,950,000	$1,669,605

Series 2006-1, Class D, Floating Rate Pass Through Ctfs., 0.48%, 06/15/22(c)(d)	1,925,000	1,560,414

Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class B, Variable Rate Pass Through Ctfs., 5.28%, 02/12/42(c)	25,000	26,267

Morgan Stanley Capital I, Series 2005-HQ7, Class AJ, Variable Rate Pass Through Ctfs., 5.38%, 11/14/42(c)	1,120,000	1,031,714

Series 2005-T19, Class A2, Pass Through Ctfs., 4.73%, 06/12/47	15,320	15,309

Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 5.94%, 10/15/42(c)	270,000	177,306

Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class B, Pass Through Ctfs., 4.11%, 06/15/35	180,000	184,809

Series 2005-C19, Class A4, Pass Through Ctfs., 4.61%, 05/15/44	240,000	244,550

Series 2006-WL7A, Class A2, Floating Rate Pass Through Ctfs., 0.40%, 09/15/21(c)(d)	1,700,000	1,396,312

Total Asset-Backed Securities (Cost $16,206,465)		16,435,858

Bonds & Notes–2.39%
Industrial–1.95%
ProLogis, Sr. Unsec. Notes, 6.25%, 03/15/17	4,500,000	4,397,559

Shopping Centers–0.44%
Developers Diversified Realty Corp., Sr. Unsec. Medium-Term Notes, 7.50%, 07/15/18	1,000,000	1,001,250

Total Bonds & Notes (Cost $5,251,538)		5,398,809

	Shares
Money Market Funds–3.06%
Liquid Assets Portfolio–Institutional Class(e)	3,455,993	3,455,993

Premier Portfolio–Institutional Class(e)	3,455,993	3,455,993

Total Money Market Funds (Cost $6,911,986)		6,911,986

TOTAL INVESTMENTS–101.03% (Cost $204,027,891)		228,023,086

OTHER ASSETS LESS LIABILITIES–(1.03)%		(2,329,210)

NET ASSETS–100.00%		$225,693,876

Investment Abbreviations:

Ctfs.	– Certificates
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.
(b)	Non-income producing security.
(c)	Interest or dividend rate is re-determined periodically. Rate shown is the rate in effect on August 31, 2010.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $12,691,591, which represented 5.62% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Select Real Estate Income Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $197,115,905)	$221,111,100

Investments in affiliated money market funds, at value and cost	6,911,986

Total investments, at value (Cost $204,027,891)	228,023,086

Receivables for:
Investments sold	2,301,776

Fund shares sold	604,903

Dividends and interest	323,622

Investment for trustee deferred compensation and retirement plans	20,298

Other assets	24,787

Total assets	231,298,472

Liabilities:
Payables for:
Investments purchased	5,031,642

Fund shares reacquired	282,990

Accrued fees to affiliates	152,103

Accrued other operating expenses	62,955

Trustee deferred compensation and retirement plans	74,906

Total liabilities	5,604,596

Net assets applicable to shares outstanding	$225,693,876

Net assets consist of:
Shares of beneficial interest	$238,089,563

Undistributed net investment income	1,135,981

Undistributed net realized gain (loss)	(37,526,863)

Unrealized appreciation	23,995,195

$225,693,876

Net Assets:
Class A	$147,568,004

Class B	$1,675,775

Class C	$16,691,898

Class Y	$22,046,917

Institutional Class	$37,711,282

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	18,992,990

Class B	216,242

Class C	2,154,061

Class Y	2,845,044

Institutional Class	4,857,721

Class A:
Net asset value per share	$7.77

Maximum offering price per share
(Net asset value of $7.75 divided by 94.50%)	$8.22

Class B:
Net asset value and offering price per share	$7.75

Class C:
Net asset value and offering price per share	$7.75

Class Y:
Net asset value and offering price per share	$7.75

Institutional Class:
Net asset value and offering price per share	$7.76

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Select Real Estate Income Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Dividends	$8,639,731

Dividends from affiliated money market funds	11,667

Interest	1,533,290

Total investment income	10,184,688

Expenses:
Advisory fees	1,439,691

Administrative services fees	50,000

Custodian fees	21,327

Distribution fees:
Class A	319,185

Class B	10,823

Class C	115,551

Transfer agent fees — A, B, C and Y	373,323

Transfer agent fees — Institutional	13,087

Trustees’ and officers’ fees and benefits	24,367

Other	174,273

Total expenses	2,541,627

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(14,743)

Net expenses	2,526,884

Net investment income	7,657,804

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	12,627,123

Change in net unrealized appreciation of investment securities	16,465,933

Net realized and unrealized gain	29,093,056

Net increase in net assets resulting from operations	$36,750,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Select Real Estate Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$7,657,804	$4,057,436

Net realized gain (loss)	12,627,123	(41,566,429)

Change in net unrealized appreciation	16,465,933	18,227,028

Net increase (decrease) in net assets resulting from operations	36,750,860	(19,281,965)

Distributions to shareholders from net investment income:
Class A	(4,685,749)	(3,432,938)

Class B	(30,709)	(25,447)

Class C	(317,879)	(56,307)

Class Y	(484,837)	(20,142)

Institutional Class	(1,558,748)	(471,968)

Total distributions from net investment income	(7,077,922)	(4,006,802)

Share transactions–net:
Class A	32,864,761	4,766,853

Class B	832,365	(193,923)

Class C	10,729,487	2,443,803

Class Y	17,204,765	2,356,933

Institutional Class	(2,073,276)	23,093,975

Net increase in net assets resulting from share transactions	59,558,102	32,467,641

Net increase in net assets	89,231,040	9,178,874

Net assets:
Beginning of year	136,462,836	127,283,962

End of year (includes undistributed net investment income of $1,135,981 and $554,808, respectively)	$225,693,876	$136,462,836

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Select Real Estate Income Fund, formerly AIM Select Real Estate Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest.
  Prior to March 12, 2007, the Fund operated as AIM Select Real Estate Income Fund (the “Closed-End Fund”). The Closed-End Fund was reorganized as an open-end fund at which time the Fund became a new series portfolio of the Trust. The Closed-End Fund was reorganized as an open-end fund on March 12, 2007 (the “Reorganization Date”) through the transfer of all its assets and liabilities to the Fund (the “Reorganization”). Prior to the Reorganization, the Closed-End Fund redeemed Preferred Shares in their entirety. As part of the Reorganization, the Closed-End Fund was restructured from a sole series of AIM Select Real Estate Income Fund to a new series portfolio of the Trust. Upon the closing of the Reorganization, holders of the Closed-End Fund Common Shares received Class A shares of the Fund. Information for the Common Shares of the Closed-End Fund, prior to the Reorganization is included with Class A shares throughout this report.
  The Fund’s investment objectives are high current income and secondarily, capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

14        Invesco Select Real Estate Income Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income

15        Invesco Select Real Estate Income Fund

and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least December 31, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and

16        Invesco Select Real Estate Income Fund

Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on December 31, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended August 31, 2010, the Adviser waived advisory fees of $13,047.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $241.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2010, IDI advised the Fund that IDI retained $49,374 in front-end sales commissions from the sale of Class A shares and $0, $2,752 and $2,164 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

17        Invesco Select Real Estate Income Fund

  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$203,354,363	$2,834,056	$—	$206,188,419

Corporate Debt Securities	—	5,398,809	—	5,398,809

Asset Backed Securities	—	16,435,858	—	16,435,858

Total Investments	$203,354,363	$24,668,723	$—	$228,023,086

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,455.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2010, the Fund paid legal fees of $3,138 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$7,077,922	$4,006,802

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,212,266

Net unrealized appreciation — investments	21,291,658

Temporary book/tax differences	(76,285)

Capital loss carryforward	(34,823,326)

Shares of beneficial interest	238,089,563

Total net assets	$225,693,876

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

18        Invesco Select Real Estate Income Fund

  The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2017	$19,031,688

August 31, 2018	15,791,638

Total capital loss carryforward	$34,823,326

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $204,862,958 and $139,798,735, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$26,293,228

Aggregate unrealized (depreciation) of investment securities	(5,001,570)

Net unrealized appreciation of investment securities	$21,291,658

Cost of investments for tax purposes is $206,731,428.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of excise taxes, on August 31, 2010, undistributed net investment income was increased by $1,291 and shares of beneficial interest decreased by $1,291. This reclassification had no effect on the net assets of the Fund.

19        Invesco Select Real Estate Income Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended August 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	9,908,927	$71,310,905	6,297,362	$34,744,449

Class B	154,695	1,133,322	57,532	329,420

Class C	1,665,745	11,927,859	560,262	3,230,335

Class Y(b)	3,080,777	22,003,408	1,186,116	6,557,609

Institutional Class	1,674,481	12,079,829	3,944,022	25,122,675

Issued as reinvestment of dividends:
Class A	480,564	3,507,569	377,291	2,179,083

Class B	3,704	27,078	4,076	23,964

Class C	35,013	257,127	8,753	49,216

Class Y	48,005	356,587	2,841	13,740

Institutional Class	215,117	1,558,340	82,199	471,968

Automatic conversion of Class B shares to Class A shares:
Class A	8,015	59,246	3,793	21,265

Class B	(8,029)	(59,246)	(3,803)	(21,265)

Reacquired:
Class A(b)	(5,752,142)	(42,012,959)	(5,633,762)	(32,177,944)

Class B	(37,046)	(268,789)	(89,390)	(526,042)

Class C	(197,317)	(1,455,499)	(149,028)	(835,748)

Class Y	(700,975)	(5,155,230)	(771,720)	(4,214,416)

Institutional Class	(2,134,077)	(15,711,445)	(437,953)	(2,500,668)

Net increase in share activity	8,445,457	$59,558,102	5,438,591	$32,467,641

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	6,791	$48,556

Class A	(6,791)	(48,556)

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco funds offering such shares until they convert.

20        Invesco Select Real Estate Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated. Information presented prior to March 12, 2007 includes financial data for the common shares of the Closed-End Fund.

	Class A*
	Year ended									Eight months ended			Year ended
	August 31,									August 31,			August 31,
	2010			2009			2008			2007			2006		2005

Net asset value, beginning of period		$6.62			$8.38			$16.27			$17.35		$17.49		$20.02

Income from investment operations:
Net investment income		0.28	(a)		0.27	(a)		0.42	(a)		0.44	(a)	0.86		0.90

Net gains (losses) on securities (both realized and unrealized)		1.14			(1.75)			(1.54)			(1.54)		3.88		(0.36)

Less distributions to auction rate preferred shareholders of Closed-End Fund from net investment income(b)		N/A			N/A			N/A			N/A		(0.20)		(0.17)

Total from investment operations		1.42			(1.48)			(1.12)			(1.10)		4.54		0.37

Less distributions:
Dividends from net investment income		(0.27)			(0.28)			(0.65)			(0.38)		(0.89)		(1.24)

Distributions from net realized gains		—			—			(6.18)			(0.09)		(3.84)		(1.66)

Total distributions		(0.27)			(0.28)			(6.83)			(0.47)		(4.73)		(2.90)

Increase from common shares of Closed-End Fund repurchased		N/A			N/A			N/A			—		0.05		—

Redemption fees added to shares of beneficial interest		—			—			0.06			0.49		N/A		N/A

Net asset value, end of period		$7.77			$6.62			$8.38			$16.27		$17.35		$17.49

Market value per common share of Closed-End Fund at period-end	$	N/A		$	N/A		$	N/A		$	N/A		$16.67		$14.98

Total return at net asset value		21.85	%(c)		(17.12	)%(c)		(7.47	)%(c)(d)		(3.59	)%(c)(d)	29.15	%(e)	4.44	%(e)

Market value return		N/A			N/A			N/A			N/A		44.88%		2.33%

Ratios/supplemental data:
Net assets, end of period (000s omitted)		$147,568			$94,979			$111,529			$224,000		$678,394		$698,380

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements		1.37	%(f)		1.73%			1.32%			1.08	%(g)	0.96	%(h)	0.95	%(h)

Without fee waivers and/or expense reimbursements		1.38	%(f)		1.74%			1.33%			1.23	%(g)	1.33	%(h)	1.33	%(h)

Ratio of net investment income to average net assets		3.93	%(f)		4.83%			3.91%			3.82	%(g)	4.59	%(h)	4.70	%(h)

Ratio of distributions to auction rate preferred shareholders of Closed-End Fund to average net attributable to common shares of Closed-End Fund		N/A			N/A			N/A			N/A		1.30	%(g)	0.86%

Portfolio turnover rate(i)		77%			59%			73%			24%		23%		17%

Auction rate preferred shares of Closed-End Fund:
Liquidation value, end of period (000s omitted)		N/A			N/A			N/A			N/A		—		$205,000

Total shares outstanding		N/A			N/A			N/A			N/A		—		8,200

Asset coverage per share		N/A			N/A			N/A			N/A		—		$110,168

Liquidation and market value per share		N/A			N/A			N/A			N/A		—		$25,000

*	Prior to March 12, 2007 the Fund operated as a Closed-End Fund. On such date, holders of common shares of Closed-End Fund received Class A shares of the Fund equal to the number of Closed-End Fund common shares they owned prior to the Reorganization.
(a)	Calculated using average shares outstanding.
(b)	Based on average number of common shares outstanding of Closed-End Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008.
(e)	Net asset value return includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares’ value of Closed-End over the period indicated, taking into account dividends as reinvested. Market value return is computed based upon the New York Stock Exchange market price of the Closed-End Fund’s common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Closed-End Fund’s dividend reinvestment plan.
(f)	Ratios are based on average daily net assets (000s omitted) of $127,674.
(g)	Annualized.
(h)	Ratios do not reflect the effect of dividend payments to auction rate preferred shareholders; income ratios reflect income earned on investments made with assets attributable to auction rate preferred shares of Closed-End Fund.
(i)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

21        Invesco Select Real Estate Income Fund

												Ratio of		Ratio of
												expenses		expenses
			Net gains									to average		to average net		Ratio of net
	Net asset		(losses) on			Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both		Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and		investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)		operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class B
Year ended 08/31/10	$6.60	$0.23	$1.14		$1.37	$(0.22)	$—	$(0.22)	$7.75	21.02%	$1,676	2.12	%(d)	2.13	%(d)	3.18	%(d)	77%
Year ended 08/31/09	8.37	0.23	(1.77)		(1.54)	(0.23)	—	(0.23)	6.60	(17.91)	680	2.48		2.49		4.08		59
Year ended 08/31/08	16.23	0.28	(1.40	)(e)	(1.12)	(0.56)	(6.18)	(6.74)	8.37	(8.01)	1,126	2.07		2.08		3.16		73
Year ended 08/31/07(f)	17.34	0.22	(1.09	)(e)	(0.87)	(0.24)	—	(0.24)	16.23	(5.10)	162	2.04	(g)	2.04	(g)	2.86	(g)	24

Class C
Year ended 08/31/10	6.60	0.23	1.14		1.37	(0.22)	—	(0.22)	7.75	21.02	16,692	2.12	(d)	2.13	(d)	3.18	(d)	77
Year ended 08/31/09	8.38	0.23	(1.78)		(1.55)	(0.23)	—	(0.23)	6.60	(18.00)	4,296	2.48		2.49		4.08		59
Year ended 08/31/08	16.23	0.29	(1.40	)(e)	(1.11)	(0.56)	(6.18)	(6.74)	8.38	(7.90)	1,932	2.07		2.08		3.16		73
Year ended 08/31/07(f)	17.34	0.22	(1.09	)(e)	(0.87)	(0.24)	—	(0.24)	16.23	(5.10)	356	2.04	(g)	2.04	(g)	2.86	(g)	24

Class Y
Year ended 08/31/10	6.60	0.31	1.13		1.44	(0.29)	—	(0.29)	7.75	22.21	22,047	1.12	(d)	1.13	(d)	4.18	(d)	77
Year ended 08/31/09(f)	7.15	0.26	(0.63)		(0.37)	(0.18)	—	(0.18)	6.60	(4.23)	2,755	1.53	(g)	1.53	(g)	5.03	(g)	59

Institutional Class
Year ended 08/31/10	6.62	0.32	1.13		1.45	(0.31)	—	(0.31)	7.76	22.27	37,711	0.92	(d)	0.93	(d)	4.38	(d)	77
Year ended 08/31/09	8.39	0.31	(1.77)		(1.46)	(0.31)	—	(0.31)	6.62	(16.75)	33,753	1.11		1.12		5.45		59
Year ended 08/31/08	16.27	0.37	(1.37	)(e)	(1.00)	(0.70)	(6.18)	(6.88)	8.39	(6.91)	12,696	0.88		0.89		4.35		73
Year ended 08/31/07(f)	17.34	0.32	(1.09	)(e)	(0.77)	(0.30)	—	(0.30)	16.27	(4.53)	10	0.89	(g)	0.89	(g)	4.01	(g)	24

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,082, $11,555, $14,009 and $37,638 for Class B, Class C, Class Y and Institutional Class shares, respectively.
(e)	Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008. Redemption fees added to shares of beneficial interest for Class B, Class C and Institutional Class shares were $0.05, $0.05 and $0.04 per share and $0.47, $0.47 and $0.48 per share for the years ended August 31, 2008 and the eight months ended August 31, 2007, respectively.
(f)	Commencement date of March 9, 2007 for Class B, Class C and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

22        Invesco Select Real Estate Income Fund

NOTE 11—Financial Highlights—(continued)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Select Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Select Real Estate Income Fund (formerly known as AIM Select Real Estate Income Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

23        Invesco Select Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,102.00	$7.10	$1,018.45	$6.82	1.34%

B	1,000.00	1,096.70	11.05	1,014.67	10.61	2.09

C	1,000.00	1,096.70	11.05	1,014.67	10.61	2.09

Y	1,000.00	1,102.00	5.78	1,019.71	5.55	1.09

Institutional	1,000.00	1,102.90	4.72	1,020.72	4.53	0.89

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco Select Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Select Real Estate Income Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

25        Invesco Select Real Estate Income Fund

  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Real Estate Funds Index. The Board noted that the performance of Class A shares of the Fund was in the first quintile of its Lipper performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds with investment strategies comparable to those of the Fund.
  The Board considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for the research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Select Real Estate Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Select Real Estate Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SREI-AR-1	Invesco Distributors, Inc.

Invesco Structured Core Fund
Annual Report to Shareholders   August 31, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
15	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letter to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Structured Core Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Structured Core Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2010, Class A shares of Invesco Structured Core Fund, at net asset value (NAV), lagged the S&P 500 Index and underperformed the Lipper Large-Cap Core Funds Index. The Fund seeks to provide long-term growth of capital by investing, normally, at least 80% of its assets in a diversified portfolio of securities of large-cap companies.
      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.07%

Class B Shares	-1.85

Class C Shares	-1.85

Class R Shares	-1.30

Class Y Shares	-0.85

Investor Class Shares	-1.07

Institutional Class Shares	-0.83

S&P 500 Index▼ (Broad Market/Style-Specific Index)	4.93

Lipper Large-Cap Core Funds Index▼ (Peer Group Index)	2.70

▼	Lipper Inc.

How we invest
We manage your Fund to provide exposure to large-cap core equity stocks. The portfolio strives to outperform the S&P 500 Index while minimizing the amount of additional risk relative to the benchmark. The Fund can be used as a long-term allocation to large cap stocks that complements other style-specific strategies within a diversified asset allocation strategy.
      Our investment process integrates the following key steps:
■ Universe development
■ Stock rankings
■ Risk assessment
■ Portfolio construction
■ Trading
     While the companies included in the S&P 500 Index are used as a general guide for developing the Fund’s investable universe, non-benchmark stocks may also be considered. Each stock in the universe is evaluated on four factors: company earnings momentum, price trend, management action and relative valuation. The scores from these four factors are combined to arrive at an overall alpha score (excess return forecast) for each stock. Each alpha score is relative to the other securities within the same industry. Stocks are also evaluated on a multitude of other factors to develop a stock-specific risk forecast and transaction cost forecast.
      We then incorporate the alpha forecast, risk forecast and transaction cost forecast using an optimizer (a software tool) to build a portfolio that we believe is an optimal balance of the stocks’ potential risk and return. This portfolio is constructed according to certain constraints to increase the probability that the Fund’s relative performance and volatility remain within strategy guidelines. We continually monitor the portfolio and the overall investment process is repeated on a monthly basis to determine which companies should be bought or sold.
      In terms of risk management, we seek to minimize any style biases in the portfolio. Active managers typically add value in one of, or a combination of, four areas: beta bias (relative volatility), style bias, stock selection and sector/industry over- and underweight. We attempt to add value through our stock selection decisions. Consequently, our risk management process seeks to neutralize the Fund’s exposure relative to the benchmark with regard to beta, style and sector/industry exposures.

Market conditions and your Fund
Over the past year investors were optimistic about the prospect of an improving economy given accommodative monetary policy, fiscal stimulus and improving strength in the manufacturing sector. However, optimism turned to pessimism when there was little good news to counter the seeds of economic troubles planted in the first quarter, which were already weighing heavily on the market. Within the U.S., waning consumer confidence, worsening employment outlook and continued pressures in the financial sector confirmed that economic growth was stalling. Internationally, concerns arose from news of slowing economic growth in China and ongoing concerns about debt burdens in the southern eurozone, despite support from their northern peers. With little positive news to support the market, steady gains became steep losses.
      At the beginning of the 12-month period covered by this report, riskier assets outperformed securities considered safe havens, such as U.S. Treasury securities. This trend continued through the middle of April 2010. However, renewed credit problems overseas and the market correction that occurred in May and continued into August created a more uncertain environment — prompting many investors to favor potential safety over risk. Although recent market volatility created challenges, it also created some investment opportunities as companies with positive fundamentals became more attractively valued.

Portfolio Composition
By sector

Information Technology	20.3%

Consumer Discretionary	15.9

Financials	13.4

Health Care	12.8

Energy	12.4

Consumer Staples	8.6

Telecommunication Services	5.3

Materials	4.5

Industrials	2.7

Utilities	1.6

U.S. Treasury Bills, Money Market Funds Plus Other Assets Less Liabilities	2.5

Top 10 Equity Holdings*

1.	Exxon Mobil Corp.	4.8%

2.	Procter & Gamble Co.	3.8

3.	Microsoft Corp.	3.8

4.	AT&T Inc.	3.7

5.	International Business Machines Corp.	3.6

6.	Chevron Corp.	2.9

7.	Apple Inc.	2.9

8.	Wal-Mart Stores, Inc.	2.5

9.	American Express Co.	2.4

10.	Hewlett-Packard Co.	2.4

Total Net Assets	$84.6 million

Total Number of Holdings*	77
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Structured Core Fund

     All sectors — aside from financials — posted positive performance for the reporting period as equity markets rallied through the first quarter of 2010 and in July 2010. All investment styles posted positive returns, with mid-cap stocks generally outperforming large-cap stocks and growth stocks generally outpacing value stocks for the period.
     Regarding the results of the Invesco Structured Core Fund, it’s important to understand our investment process to better evaluate the drivers of our relative performance versus the benchmark. We generally evaluate performance based on the effect of our stock selection and risk management process.
     Our stock selection model, based on the four factors (company earnings momentum, price trend, management action and relative value) that make up our alpha (excess return) forecast for stocks in our investment universe, was a detractor from Fund performance. However, when selecting Fund holdings we also take into account our risk and transaction cost forecasts. We use our optimization software to assist in making investment decisions, based on risk and transaction cost forecasts, as well as our alpha forecast. Consequently, while our stock selection model may identify a stock with an attractive alpha forecast, the optimizer may indicate that its transaction costs are too high and/or its risk level is unacceptable. Placing more of an emphasis on transaction costs and potential risk in making stock selections may benefit or detract from Fund performance. For the fiscal year, it augmented our results.
     Sectors that generated positive returns over the Fund’s fiscal year included consumer staples, consumer discretionary, materials and telecommunication services. Stock selection within the financial sector was also a contributor. The health care, industrials, information technology (IT) and utilities sectors detracted from overall performance.
     From an individual stock perspective, Ford, RadioShack and Home Depot were top contributors within the consumer discretionary sector. RadioShack is no longer held by the Fund. In August 2010, Ford completed the sale of its Swedish Volvo Car unit and related assets to China’s Zhejiang Geely Holding Group (not a Fund holding).
     Fund holdings in the health care sector, such as Pfizer and Amgen detracted from performance. On Oct. 15, 2009, Pfizer completed its acquisition of Wyeth. In December 2009, Durata Therapeutics acquired Vicuron Pharmaceuticals from Pfizer. Wyeth, Durata Therapuetics and Vicuron Pharmaceuticals are not Fund
holdings. Fund holdings in IT, such as Hewlett-Packard, also detracted from performance. The CEO of Hewlett-Packard resigned at the end of the reporting period.
     The Fund’s investment model underperformed the benchmark index due to the absence of an established trend in favor of our stock selection factors. During the reporting period, our model had limited predictive ability because our highest-ranked stocks underperformed our lowest-ranked stocks. The sharp sell-off in the stock market created particular challenges for our price trend model since the positive trend established in March 2009 reversed significantly over the past few months. On a positive note, companies that were attractively priced based on earnings potential outperformed their peers in August, which partly offset weakness in the investment model. As part of implementing this strategy, the Fund may use derivatives, such as futures contracts to better manage our market exposure. The use of derivatives during the period was successful.
     While the global economy appeared more stable entering 2010 than it did the prior year, forecasting the future direction of the economy remains extremely challenging. The bursting of the U.S. housing bubble, rising unemployment and increasing taxation may likely impede future economic growth, while massive fiscal and monetary stimulus may promote economic growth.
     In a world of moderate but positive economic growth, low inflation and prolonged government liquidity support, we believe the potential for equities may exist. Additionally, valuations remain reasonable by historical standards, especially after the pullback during the second quarter of 2010.
     We welcome new investors who joined the Fund during the fiscal year and would like to thank all of our shareholders for your investment in Invesco Structured Core Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Ralph Coutant
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Core Fund. Mr. Coutant joined Invesco in 1999. He earned a B.S. in business administration from the University of New Hampshire.
Lawson McWhorter
Portfolio manager, is manager of Invesco Structured Core Fund. Mr. McWhorter joined Invesco in 2005. He began his investment career in 1994. Mr. McWhorter earned a B.A. with cum laude honors from Davidson College. He is a Chartered Market Technician.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Core Fund. Mr. Murphy joined Invesco in 1995. He earned a B.A. in business administration from the University of Massachusetts at Amherst and an M.S. in finance from Boston College.
Anthony Shufflebotham
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Core Fund. Mr. Shufflebotham joined Invesco in 1998. He earned a B.S. in economics, accounting and finance from Oxford Brookes University and an M.S. in finance from Boston College.
Anne Unflat
Portfolio manager, is manager of Invesco Structured Core Fund. Ms. Unflat began her investment career in 1988. She graduated magna cum laude from Queens College with a B.A. in economics. She earned an M.B.A. in finance from St. John’s University.

5	Invesco Structured Core Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and Index data from 3/31/06

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Structured Core Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)		-5.76%

1	Year	-6.56

Class B Shares

Inception (3/31/06)		-5.57%

1	Year	-6.73

Class C Shares

Inception (3/31/06)		-5.23%

1	Year	-2.82

Class R Shares

Inception (3/31/06)		-4.75%

1	Year	-1.30

Class Y Shares

Inception		-4.39%

1	Year	-0.85

Investor Class Shares

Inception		-4.48%

1	Year	-1.07

Institutional Class Shares

Inception (3/31/06)		-4.27%

1	Year	-0.83
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on April 25, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (3/31/06)		-6.05%

1	Year	3.41

Class B Shares

Inception (3/31/06)		-5.82%

1	Year	3.56

Class C Shares

Inception (3/31/06)		-5.50%

1	Year	7.39

Class R Shares

Inception (3/31/06)		-5.00%

1	Year	9.04

Class Y Shares

Inception		-4.67%

1	Year	9.65

Investor Class Shares

Inception		-4.76%

1	Year	9.40

Institutional Class Shares

Inception (3/31/06)		-4.51%

1	Year	-9.65
recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.01%, 1.76%, 1.76%, 1.26%, 0.76%, 1.01%, and 0.76%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.30, 2.05%, 2.05%, 1.55%, 1.05%, 1.30% and 0.90%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional
Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
      Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2011. See current prospectus for more information.

7	Invesco Structured Core Fund

Invesco Structured Core Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.

■	The Fund may invest a large percent-age of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
■	The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	SCAUX
Class B Shares	SBCUX
Class C Shares	SCCUX
Class R Shares	SCRUX
Class Y Shares	SCAYX
Investor Class Shares	SCNUX
Institutional Class Shares	SCIUX

8	Invesco Structured Core Fund

Schedule of Investments(a)

August 31, 2010

	Shares	Value

Common Stocks–97.48%
Airlines–0.37%
Delta Air Lines, Inc.(b)	30,200	$315,892

Apparel Retail–1.37%
Gap, Inc. (The)	68,700	1,160,343

Apparel, Accessories & Luxury Goods–0.55%
Jones Apparel Group, Inc.	30,000	461,400

Auto Parts & Equipment–0.12%
Magna International Inc. (Canada)	1,300	101,101

Automobile Manufacturers–2.30%
Ford Motor Co.(b)	172,100	1,943,009

Biotechnology–2.37%
Amgen Inc.(b)	39,300	2,005,872

Cable & Satellite–0.13%
Comcast Corp.–Class A	6,200	106,144

Casinos & Gaming–0.29%
Las Vegas Sands Corp.(b)	8,600	243,638

Communications Equipment–0.19%
Tellabs, Inc.	22,200	157,620

Computer Hardware–5.52%
Apple Inc.(b)	10,100	2,458,037

Dell Inc.(b)	16,100	189,497

Hewlett-Packard Co.	52,500	2,020,200

		4,667,734

Computer Storage & Peripherals–3.41%
Lexmark International, Inc.–Class A(b)	32,700	1,144,173

SanDisk Corp.(b)	37,800	1,256,472

Seagate Technology (Ireland)(b)	47,500	481,175

		2,881,820

Construction, Farm Machinery & Heavy Trucks–0.99%
Joy Global Inc.	3,300	187,242

Oshkosh Corp.(b)	26,000	646,880

		834,122

Consumer Finance–4.05%
American Express Co.	50,800	2,025,396

Capital One Financial Corp.	36,900	1,397,034

		3,422,430

Data Processing & Outsourced Services–0.55%
Visa Inc.–Class A	6,700	462,166

Department Stores–1.98%
Macy’s, Inc.	86,200	1,675,728

Diversified Banks–1.24%
Wells Fargo & Co.	44,700	1,052,685

Diversified Metals & Mining–2.65%
Freeport-McMoRan Copper & Gold Inc.	14,200	1,022,116

Titanium Metals Corp.(b)	67,200	1,217,664

		2,239,780

Education Services–0.40%
Career Education Corp.(b)	19,400	340,082

Electronic Manufacturing Services–0.64%
Flextronics International Ltd. (Singapore)(b)	110,500	544,765

Footwear–0.56%
Crocs, Inc.(b)	37,800	472,500

General Merchandise Stores–0.50%
Target Corp.	8,300	424,628

Health Care Distributors–0.12%
Cardinal Health, Inc.	3,500	104,860

Home Improvement Retail–0.95%
Home Depot, Inc. (The)	28,900	803,709

Homebuilding–3.06%
D.R. Horton, Inc.	144,000	1,477,440

Lennar Corp.–Class A	84,600	1,114,182

		2,591,622

Household Products–3.79%
Procter & Gamble Co. (The)	53,700	3,204,279

Hypermarkets & Super Centers–2.54%
Wal-Mart Stores, Inc.	42,900	2,151,006

Independent Power Producers & Energy Traders–1.56%
Constellation Energy Group Inc.	45,000	1,319,850

Industrial Conglomerates–0.69%
General Electric Co.	40,300	583,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Structured Core Fund

	Shares	Value

Industrial Machinery–0.68%
Illinois Tool Works Inc.	6,300	$259,938

Ingersoll-Rand PLC (Ireland)	1,400	45,542

Parker Hannifin Corp.	4,500	266,220

		571,700

Integrated Oil & Gas–10.67%
Chevron Corp.	33,600	2,491,776

ConocoPhillips	26,100	1,368,423

Exxon Mobil Corp.	68,600	4,058,376

Occidental Petroleum Corp.	15,100	1,103,508

		9,022,083

Integrated Telecommunication Services–4.64%
AT&T Inc.	115,600	3,124,668

Verizon Communications Inc.	27,100	799,721

		3,924,389

Internet Software & Services–0.21%
Akamai Technologies, Inc.(b)	1,000	46,070

AOL Inc.(b)	6,100	135,542

		181,612

IT Consulting & Other Services–3.57%
International Business Machines Corp.	24,500	3,019,135

Life & Health Insurance–2.65%
Aflac, Inc.	16,200	765,450

Prudential Financial, Inc.	29,200	1,476,644

		2,242,094

Managed Health Care–3.94%
Humana Inc.(b)	27,600	1,319,004

UnitedHealth Group Inc.	63,400	2,011,048

		3,330,052

Movies & Entertainment–2.02%
Time Warner Inc.	57,000	1,708,860

Multi-Line Insurance–0.44%
Assurant, Inc.	10,100	369,256

Oil & Gas Equipment & Services–1.78%
National Oilwell Varco Inc.	40,100	1,507,359

Other Diversified Financial Services–0.08%
JPMorgan Chase & Co.	1,800	65,448

Packaged Foods & Meats–0.14%
Tyson Foods, Inc.–Class A	7,300	119,574

Paper Products–1.83%
International Paper Co.	67,900	1,389,234

MeadWestvaco Corp.	7,200	156,672

		1,545,906

Pharmaceuticals–6.38%
Bristol-Myers Squibb Co.	6,700	174,736

Eli Lilly and Co.	54,000	1,812,240

Forest Laboratories, Inc.(b)	10,000	272,900

Johnson & Johnson	29,800	1,699,196

Pfizer Inc.	90,100	1,435,293

		5,394,365

Property & Casualty Insurance–4.19%
Berkshire Hathaway Inc.–Class B(b)	14,500	1,142,310

Travelers Cos., Inc. (The)	23,000	1,126,540

XL Group PLC (Ireland)	71,000	1,271,610

		3,540,460

Publishing–1.67%
Gannett Co., Inc.	107,000	1,293,630

McGraw-Hill Cos., Inc. (The)	4,300	118,895

		1,412,525

Regional Banks–0.76%
Fifth Third Bancorp	32,800	362,440

PNC Financial Services Group, Inc.	5,500	280,280

		642,720

Semiconductors–2.39%
Intel Corp.	46,400	822,208

Micron Technology, Inc.(b)	185,200	1,197,318

		2,019,526

Systems Software–3.78%
Microsoft Corp.	136,200	3,197,976

Tobacco–2.15%
Philip Morris International Inc.	35,300	1,815,832

Wireless Telecommunication Services–0.62%
Sprint Nextel Corp.(b)	129,600	528,768

Total Common Stocks (Cost $81,649,400)		82,431,969

	Principal
	Amount
U.S. Treasury Bills–0.47%
0.08%, 09/16/10 (Cost $399,987)(c)(d)	$400,000	399,987

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Structured Core Fund

	Shares	Value

Money Market Funds–1.87%
Liquid Assets Portfolio–Institutional Class(e)	790,367	$790,367

Premier Portfolio–Institutional Class(e)	790,367	790,367

Total Money Market Funds (Cost $1,580,734)		1,580,734

TOTAL INVESTMENTS–99.82% (Cost $83,630,121)		84,412,690

OTHER ASSETS LESS LIABILITIES–0.18%		150,038

NET ASSETS–100.00%		$84,562,728

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Structured Core Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $82,049,387)	$82,831,956

Investments in affiliated money market funds, at value and cost	1,580,734

Total investments, at value (Cost $83,630,121)	84,412,690

Receivables for:
Variation margin	6,375

Fund shares sold	17,772

Dividends	246,627

Fund expenses absorbed	19,066

Investment for trustee deferred compensation and retirement plans	16,697

Other assets	29,141

Total assets	84,748,368

Liabilities:
Payables for:
Fund shares reacquired	9,108

Accrued fees to affiliates	89,626

Accrued other operating expenses	51,258

Trustee deferred compensation and retirement plans	35,648

Total liabilities	185,640

Net assets applicable to shares outstanding	$84,562,728

Net assets consist of:
Shares of beneficial interest	$118,176,474

Undistributed net investment income	1,010,448

Undistributed net realized gain (loss)	(35,333,171)

Unrealized appreciation	708,977

$84,562,728

Net Assets:
Class A	$1,265,394

Class B	$173,427

Class C	$218,928

Class R	$1,334,730

Class Y	$142,318

Investor Class	$69,634,559

Institutional Class	$11,793,372

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	201,071

Class B	27,862

Class C	35,216

Class R	212,853

Class Y	22,520

Investor Class	11,025,674

Institutional Class	1,865,523

Class A:
Net asset value per share	$6.29

Maximum offering price per share
(Net asset value of $6.29 divided by 94.50%)	$6.66

Class B:
Net asset value and offering price per share	$6.22

Class C:
Net asset value and offering price per share	$6.22

Class R:
Net asset value and offering price per share	$6.27

Class Y:
Net asset value and offering price per share	$6.32

Investor Class:
Net asset value and offering price per share	$6.32

Institutional Class:
Net asset value and offering price per share	$6.32

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Structured Core Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $784)	$2,083,861

Dividends from affiliated money market funds	3,011

Interest	4,264

Total investment income	2,091,136

Expenses:
Advisory fees	648,644

Administrative services fees	50,000

Custodian fees	8,264

Distribution fees:
Class A	4,405

Class B	1,953

Class C	3,120

Class R	5,098

Investor Class	211,200

Transfer agent fees — A, B, C, R, Y and Investor	200,799

Transfer agent fees — Institutional	15,150

Trustees’ and officers’ fees and benefits	23,400

Registration and filing fees	80,027

Other	91,865

Total expenses	1,343,925

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(311,070)

Net expenses	1,032,855

Net investment income	1,058,281

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	3,018,197

Futures contracts	472,575

3,490,772

Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,698,593)

Futures contracts	(329,253)

(4,027,846)

Net realized and unrealized gain (loss)	(537,074)

Net increase in net assets resulting from operations	$521,207

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Structured Core Fund

Statement of Changes in Net Assets

For the years ended August 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$1,058,281	$2,056,728

Net realized gain (loss)	3,490,772	(36,093,131)

Change in net unrealized appreciation (depreciation)	(4,027,846)	1,575,545

Net increase (decrease) in net assets resulting from operations	521,207	(32,460,858)

Distributions to shareholders from net investment income:
Class A	(34,312)	(19,375)

Class B	(1,066)	(2,573)

Class C	(1,841)	(12,547)

Class R	(11,562)	(451)

Class Y	(4,053)	(2,630)

Investor Class	(1,552,566)	(824,995)

Institutional Class	(446,319)	(224,782)

Total distributions from net investment income	(2,051,719)	(1,087,353)

Distributions to shareholders from net realized gains:
Class A	—	(370,361)

Class B	—	(62,258)

Class C	—	(303,605)

Class R	—	(9,308)

Class Y	—	(47,948)

Investor Class	—	(15,770,612)

Institutional Class	—	(3,572,911)

Total distributions from net realized gains	—	(20,137,003)

Share transactions–net:
Class A	(342,045)	1,091,808

Class B	(35,338)	127,039

Class C	(31,677)	369,562

Class R	1,396,013	37,691

Class Y	(67,812)	283,846

Investor Class	(17,874,581)	(4,831,505)

Institutional Class	(10,123,792)	2,149,035

Net increase (decrease) in net assets resulting from share transactions	(27,079,232)	(772,524)

Net increase (decrease) in net assets	(28,609,744)	(54,457,738)

Net assets:
Beginning of year	113,172,472	167,630,210

End of year (includes undistributed net investment income of $1,010,448 and $2,006,339, respectively)	$84,562,728	$113,172,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Structured Core Fund

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Structured Core Fund, formerly AIM Structured Core Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

15        Invesco Structured Core Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

16        Invesco Structured Core Fund

J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.60%

Next $250 million	0.575%

Next $500 million	0.55%

Next $1.5 billion	0.525%

Next $2.5 billion	0.50%

Next $2.5 billion	0.475%

Next $2.5 billion	0.45%

Over $10 billion	0.425%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least December 31, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25%, 0.75%, 1.00% and 0.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on December 31, 2011.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2010, the Adviser waived advisory fees $94,972 and reimbursed class level expenses of $4,003, $443, $709, $2,316, $431, $191,907 and $15,150 of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $150.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance

17        Invesco Structured Core Fund

to the shareholder. During the year ended August 31, 2010, IDI advised the Fund that IDI retained $817 in front-end sales commissions from the sale of Class A shares and $0, $18 and $45 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$84,012,703	$—	$—	$84,012,703

U.S. Treasury Securities	—	399,987	—	399,987

	$84,012,703	$399,987	$—	$84,412,690

Futures*	—	(73,592)	—	(73,592)

Total Investments	$84,012,703	$326,395	$—	$84,339,098

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Market risk
Futures contracts(a)	$—	$(73,592)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets & Liabilities.

18        Invesco Structured Core Fund

Effect of Derivative Instruments for the year ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Market risk	$472,575

Change in Unrealized Appreciation (Depreciation)
Market risk	(329,253)

Total	$143,322

*	The average value of futures outstanding during the period was $2,563,610.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

Chicago Mercantile Exchange E-Mini S&P 500 Index	36	September-2010/Long	$1,886,940	$(73,592)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $989.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2010, the Fund paid legal fees of $2,985 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$2,051,719	$1,093,885

Long-term capital gain	—	20,130,471

Total distributions	$2,051,719	$21,224,356

19        Invesco Structured Core Fund

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,045,777

Net unrealized appreciation — investments	243,267

Temporary book/tax differences	(35,329)

Post-October deferrals	(514,041)

Capital loss carryforward	(34,353,420)

Shares of beneficial interest	118,176,474

Total net assets	$84,562,728

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2017	$9,871,752

August 31, 2018	24,481,668

Total capital loss carryforward	$34,353,420

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $73,742,858 and $99,457,051, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$7,051,573

Aggregate unrealized (depreciation) of investment securities	(6,808,306)

Net unrealized appreciation of investment securities	$243,267

Cost of investments for tax purposes is $84,169,423.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of Real Estate Investment Trust distributions, on August 31, 2010, undistributed net investment income was decreased by $2,453 and undistributed net realized gain (loss) was increased by $2,453. This reclassification had no effect on the net assets of the Fund.

20        Invesco Structured Core Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended August 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	128,789	$869,022	441,071	$2,793,780

Class B	5,802	38,360	50,732	325,326

Class C	19,734	129,647	311,615	2,058,767

Class R	208,043	1,443,352	7,372	43,440

Class Y(b)	1,829	12,203	38,159	313,750

Investor Class	1,072,097	7,343,739	1,882,307	11,430,231

Institutional Class	176,429	1,207,236	627,262	3,748,959

Issued as reinvestment of dividends:
Class A	4,968	33,784	68,237	384,176

Class B	157	1,066	11,638	64,826

Class C	262	1,773	56,301	313,598

Class R	1,703	11,562	1,736	9,759

Class Y	594	4,053	8,968	50,578

Investor Class	221,069	1,509,898	2,840,248	16,047,399

Institutional Class	65,443	446,320	673,350	3,797,693

Automatic conversion of Class B shares to Class A shares:
Class A	2,729	18,856	5,525	31,109

Class B	(2,755)	(18,856)	(5,596)	(31,109)

Reacquired:
Class A(b)	(185,339)	(1,263,707)	(361,111)	(2,117,257)

Class B	(8,460)	(55,908)	(40,515)	(232,004)

Class C	(24,579)	(163,097)	(353,556)	(2,002,803)

Class R	(8,840)	(58,901)	(2,550)	(15,508)

Class Y	(12,379)	(84,068)	(14,651)	(80,482)

Investor Class(b)	(3,918,195)	(26,728,218)	(4,899,493)	(32,309,135)

Institutional Class	(1,779,103)	(11,777,348)	(863,365)	(5,397,617)

Net increase (decrease) in share activity	(4,030,002)	$(27,079,232)	483,684	$(772,524)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

	Class Shares	Amount

Class Y	35,513	$294,403

Class A	(2,881)	(23,882)

Investor Class	(32,593)	(270,521)

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

21        Invesco Structured Core Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 08/31/10	$6.47	$0.06	(c)	$(0.12)	$(0.06)	$(0.12)	$—	$(0.12)	$6.29	(1.07)%	$1,265	1.00	%(d)	1.31	%(d)	0.93	%(d)	71%
Year ended 08/31/09	9.89	0.11	(c)	(2.16)	(2.05)	(0.07)	(1.30)	(1.37)	6.47	(18.66)	1,618	0.66		1.29		1.85		77
Year ended 08/31/08	11.19	0.14	(c)	(1.37)	(1.23)	(0.02)	(0.05)	(0.07)	9.89	(11.03)	951	0.75		1.93		1.34		118
Year ended 08/31/07	10.19	0.08	(c)	1.10	1.18	(0.18)	—	(0.18)	11.19	11.60	1,532	1.02		6.88		0.67		79
Year ended 08/31/06(e)	10.00	0.04		0.15	0.19	—	—	—	10.19	1.90	985	1.06	(f)	10.44	(f)	0.95	(f)	25

Class B
Year ended 08/31/10	6.37	0.01	(c)	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	173	1.75	(d)	2.06	(d)	0.18	(d)	71
Year ended 08/31/09	9.79	0.06	(c)	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	211	1.41		2.04		1.10		77
Year ended 08/31/08	11.14	0.06	(c)	(1.36)	(1.30)	—	(0.05)	(0.05)	9.79	(11.71)	165	1.50		2.68		0.59		118
Year ended 08/31/07	10.16	(0.01	)(c)	1.10	1.09	(0.11)	—	(0.11)	11.14	10.74	847	1.77		7.63		(0.08)		79
Year ended 08/31/06(e)	10.00	0.01		0.15	0.16	—	—	—	10.16	1.60	640	1.81	(f)	11.19	(f)	0.20	(f)	25

Class C
Year ended 08/31/10	6.37	0.01	(c)	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	219	1.75	(d)	2.06	(d)	0.18	(d)	71
Year ended 08/31/09	9.79	0.06	(c)	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	254	1.41		2.04		1.10		77
Year ended 08/31/08	11.14	0.06	(c)	(1.36)	(1.30)	—	(0.05)	(0.05)	9.79	(11.71)	249	1.50		2.68		0.59		118
Year ended 08/31/07	10.16	(0.01	)(c)	1.10	1.09	(0.11)	—	(0.11)	11.14	10.74	1,043	1.77		7.63		(0.08)		79
Year ended 08/31/06(e)	10.00	0.01		0.15	0.16	—	—	—	10.16	1.60	625	1.81	(f)	11.19	(f)	0.20	(f)	25

Class R
Year ended 08/31/10	6.45	0.05	(c)	(0.12)	(0.07)	(0.11)	—	(0.11)	6.27	(1.30)	1,335	1.25	(d)	1.56	(d)	0.68	(d)	71
Year ended 08/31/09	9.86	0.10	(c)	(2.15)	(2.05)	(0.06)	(1.30)	(1.36)	6.45	(18.70)	77	0.91		1.54		1.60		77
Year ended 08/31/08	11.17	0.11	(c)	(1.37)	(1.26)	—	(0.05)	(0.05)	9.86	(11.32)	53	1.00		2.18		1.09		118
Year ended 08/31/07	10.18	0.05	(c)	1.10	1.15	(0.16)	—	(0.16)	11.17	11.33	684	1.27		7.13		0.42		79
Year ended 08/31/06(e)	10.00	0.03		0.15	0.18	—	—	—	10.18	1.80	611	1.31	(f)	10.69	(f)	0.70	(f)	25

Class Y
Year ended 08/31/10	6.50	0.08	(c)	(0.13)	(0.05)	(0.13)	—	(0.13)	6.32	(0.85)	142	0.75	(d)	1.06	(d)	1.18	(d)	71
Year ended 08/31/09(e)	8.29	0.12	(c)	(0.54)	(0.42)	(0.07)	(1.30)	(1.37)	6.50	(2.50)	211	0.43	(f)	1.07	(f)	2.08	(f)	77

Investor Class
Year ended 08/31/10	6.50	0.06	(c)	(0.12)	(0.06)	(0.12)	—	(0.12)	6.32	(1.07)	69,635	1.00	(d)	1.31	(d)	0.93	(d)	71
Year ended 08/31/09	9.90	0.12	(c)	(2.15)	(2.03)	(0.07)	(1.30)	(1.37)	6.50	(18.43)	88,674	0.66		1.29		1.85		77
Year ended 08/31/08(e)	10.73	0.05		(0.88)	(0.83)	—	—	—	9.90	(7.73)	136,838	0.60	(f)	1.10	(f)	1.49	(f)	118

Institutional Class
Year ended 08/31/10	6.50	0.08	(c)	(0.12)	(0.04)	(0.14)	—	(0.14)	6.32	(0.83)	11,793	0.75	(d)	0.91	(d)	1.18	(d)	71
Year ended 08/31/09	9.91	0.13	(c)	(2.16)	(2.03)	(0.08)	(1.30)	(1.38)	6.50	(18.32)	22,128	0.41		0.89		2.10		77
Year ended 08/31/08	11.21	0.16	(c)	(1.36)	(1.20)	(0.05)	(0.05)	(0.10)	9.91	(10.79)	29,374	0.50		1.57		1.59		118
Year ended 08/31/07	10.20	0.10	(c)	1.10	1.20	(0.19)	—	(0.19)	11.21	11.85	942	0.77		6.55		0.92		79
Year ended 08/31/06(e)	10.00	0.05		0.15	0.20	—	—	—	10.20	2.00	612	0.80	(f)	10.14	(f)	1.21	(f)	25

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,762, $195, $312, $1,020, $190, $84,480 and $20,148 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of March 31, 2006 for Class A, Class B, Class C, Class R and Institutional Class shares. Commencement date for October 3, 2008 and April 25, 2008 for Class Y and Investor Class shares, respectively.
(f)	Annualized.

22        Invesco Structured Core Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Structured Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Structured Core Fund (formerly known as AIM Structured Core Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

23        Invesco Structured Core Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,080.40	$5.24	$1,020.16	$5.09	1.00%

B	1,000.00	1,083.90	9.19	1,016.38	8.89	1.75

C	1,000.00	1,083.90	9.19	1,016.38	8.89	1.75

R	1,000.00	1,080.60	6.56	1,018.90	6.36	1.25

Y	1,000.00	1,078.70	3.93	1,021.42	3.82	0.75

Investor	1,000.00	1,078.70	5.24	1,020.16	5.09	1.00

Institutional	1,000.00	1,078.70	3.93	1,021.42	3.82	0.75

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco Structured Core Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Structured Core Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

25        Invesco Structured Core Fund

  The Board noted that the Fund recently began operations and that only three calendar years of comparative performance data was available. The Board compared the Fund’s performance during the past one and three calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Large Cap Core Funds Index. The Board noted that the performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. Invesco Advisers advised the Board that the Fund was managed consistently with its mandate and that quantitative processes, such as those followed by the Fund, are typically challenged at market inflection points. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and Affiliated Sub-Advisers advise funds with comparable investment strategies in other jurisdictions; however, the Board did not consider comparisons of fees charged to those funds to be apt, as those fees may include more than investment management services.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provide to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to continue to waive fees and/or limit expenses of the Fund through at least December 31, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above, the advisory fee after fee waivers and expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco
  Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Structured Core Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0.03%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Structured Core Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/ completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SCOR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Structured Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you fi rst, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Structured Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Structured Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2010, Class A shares of Invesco Structured Growth Fund, at net asset value (NAV), lagged the Russell 1000 Growth Index and underperformed the Lipper Large-Cap Growth Funds Index. The Fund seeks to provide long-term growth of capital by investing, normally, at least 80% of its assets in a diversified portfolio of securities of large-cap companies.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.86%

Class B Shares	-2.69

Class C Shares	-2.56

Class R Shares	-2.04

Class Y Shares	-1.67

Institutional Class Shares	-1.66

S&P 500 Index▼ (Broad Market Index)	4.93

Russell 1000 Growth Index▼(Style-Specific Index)	6.14

Lipper Large-Cap Growth Funds Index▼ (Peer Group Index)	4.25

▼	Lipper Inc.

How we invest
We manage your Fund to provide exposure to large-cap growth equity stocks. The portfolio strives to outperform the Russell 1000 Growth Index while minimizing the amount of additional risk relative to the benchmark. The Fund can be used as a long-term allocation to large cap stocks that complements other style-specific strategies within a diversified asset allocation strategy.
     Our investment process integrates the following key steps:
■	Universe development

■	Stock rankings

■	Risk assessment

■	Portfolio construction

■	Trading
     While the companies included in the Russell 1000 Growth Index are used as a general guide for developing the Fund’s investable universe, non-benchmark stocks may also be considered. Each stock in the universe is evaluated on four factors: company earnings momentum, price trend, management action and relative valuation. The scores from these four factors are combined to arrive at an overall alpha score (excess return forecast) for each stock. Each alpha score is relative to the other securities within the same industry. Stocks are also evaluated on a multitude of other factors to develop a stock-specific risk forecast and transaction cost forecast.
     We then incorporate the alpha forecast, risk forecast and transaction cost forecast using an optimizer (a software tool) to build a portfolio that we believe is an optimal balance of the stocks’ potential risk and return. This portfolio is constructed according to certain constraints to increase the probability that the Fund’s relative performance and volatility remain within strategy guidelines. We continually monitor the portfolio and the overall investment process is repeated on a monthly basis to determine which companies should be bought or sold.
     In terms of risk management, we seek to minimize any style biases in the portfolio. Active managers typically add value in one of, or a combination of, four areas: beta bias (relative volatility), style bias, stock selection and sector/industry over- and underweight. We attempt to add value through our stock selection decisions. Consequently, our risk management process seeks to neutralize the Fund’s exposure relative to the benchmark with regard to beta, style and sector/industry exposures.

Market conditions and your Fund
Over the past year investors were optimistic about the prospect of an improving economy given accommodative monetary policy, fiscal stimulus and improving strength in the manufacturing sector. However, optimism turned to pessimism when there was little good news to counter the seeds of economic troubles planted in the first quarter, which were already weighing heavily on the market. Within the U.S., waning consumer confidence, worsening employment outlook and continued pressures in the financial sector confirmed that economic growth was stalling. Internationally, concerns arose from news of slowing economic growth in China and ongoing concerns about debt burdens in the southern eurozone, despite support from their northern peers. With little positive news to support the market, steady gains became steep losses.
     At the beginning of the 12-month period covered by this report, riskier assets outperformed securities considered safe havens, such as U.S. Treasury securities. This trend continued through the middle of April 2010. However, renewed credit problems overseas and the market correction that occurred in May and continued into August created a

Portfolio Composition
By sector

Information Technology	26.5%

Consumer Discretionary	19.7

Health Care	15.0

Consumer Staples	11.7

Energy	10.3

Industrials	5.4

Materials	4.5

Utilities	2.6

Financials	1.6

Telecommunication Services	0.9

Money Market Funds, U.S. Treasury Bills Plus Other Assets Less Liabilities	1.8

Top 10 Equity Holdings*

1.	Exxon Mobil Corp.	6.1%

2.	Microsoft Corp.	5.6

3.	International Business Machines Corp.	4.5

4.	Philip Morris International, Inc.	4.1

5.	Hewlett-Packard Co.	3.8

6.	Procter & Gamble Co.	3.7

7.	Ford Motor Co.	3.6

8.	UnitedHealth Group Inc.	3.5

9.	Johnson & Johnson	3.0

10.	Apple Inc.	3.0

Total Net Assets	$68.3 million

Total Number of Holdings*	75

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Structured Growth Fund

more uncertain environment — prompting many investors to favor potential safety over risk. Although recent market volatility created challenges, it also created some investment opportunities as companies with positive fundamentals became more attractively valued.
     All sectors in the Russell 1000 Growth Index — aside from energy, financials, health care and utilities — posted positive performance as equity markets rallied through the fi rst quarter of 2010 and in July 2010. All investment styles posted positive returns, with mid-cap stocks generally outperforming large-cap stocks and growth stocks generally outpacing value stocks for the period.
     Regarding the results of the Invesco Structured Growth Fund, it’s important to understand our investment process to better evaluate the drivers of our relative performance versus the benchmark. We generally evaluate performance based on the effect of our stock selection and risk management process.
     Our stock selection model, based on the four factors (company earnings momentum, price trend, management action and relative value) that make up our alpha (excess return) forecast for stocks in our investment universe, was a detractor from Fund performance. However, when selecting Fund holdings, we also take into account our risk and transaction cost forecasts. We use our optimization software to assist in making investment decisions, based on risk and transaction cost forecasts, as well as our alpha forecast. Consequently, while our stock selection model may identify a stock with an attractive alpha forecast, the optimizer may indicate that its transaction costs are too high and/or its risk level is unacceptable. Placing more of an emphasis on transaction costs and potential risk in making stock selections may benefit or detract from Fund performance. For the fiscal year, it augmented our results.
     The sectors that generated positive returns included consumer staples and health care. Additionally, stock selection within the health care sector also benefited Fund performance versus the index. The consumer discretionary, industrials and information technology (IT) sectors detracted from overall performance.
     From an individual stock perspective, Valeant Pharmaceuticals International was a top contributor within the health care sector. Valeant is a multinational specialty pharmaceutical company that develops, manufactures and markets a range of pharmaceutical products. In December 2009, the company acquired
Laboratoire Dr. Renaud and a related U.S. company, followed by the acquisition of Aton Pharma in May 2010. Valeant is no longer held by the Fund.
     Fund holdings in the IT sector, such as Hewlett-Packard and Seagate Technology detracted from performance. Hewlett-Packard is a global provider of products, technologies and software solutions and services. Their clients range from individual consumers to small- and medium-sized businesses as well as large enterprises covering government, health and education sectors. In April 2010, the company completed its acquisition of 3Com, followed by the acquisition of Palm in July 2010. As of the end of the reporting period, the CEO of Hewlett-Packard resigned.
     The Fund’s investment model underperformed the benchmark index due to the absence of an established trend in favor of our stock selection factors. During the reporting period, our model had limited predictive ability because our highest-ranked stocks underperformed our lowest-ranked stocks. The sharp sell-off in the stock market created particular challenges for our price trend model, since the positive trend established in March 2009 reversed significantly over the past few months. On a positive note, companies that were attractively priced based on earnings potential outperformed their peers in August, which partly offset weakness in the investment model. As part of implementing this strategy, the Fund may use derivatives, such as futures contracts to better manage our market exposure. The use of derivatives during the period was successful.
     While the global economy appeared more stable entering 2010 than it did the prior year, forecasting the future direction of the economy remains extremely challenging. The bursting of the U.S. housing bubble, rising unemployment and increasing taxation may likely impede future economic growth, while massive fiscal and monetary stimulus may promote economic growth.
     In a world of moderate but positive economic growth, low inflation and prolonged government liquidity support, we believe the potential for equities may exist. Additionally, valuations remain reasonable by historical standards, especially after the pullback during the second quarter of 2010.
     We welcome new investors who joined the Fund during the fiscal year and would like to thank all of our shareholders for your investment in Invesco Structured Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Ralph Coutant
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Growth Fund. Mr. Coutant joined Invesco in 1999. He earned a B.S. in business administration from the University of New Hampshire.
Anthony Munchak
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Growth Fund. Mr. Munchak joined Invesco in 2000. He earned a B.S. and an M.S. in finance from Boston College and an M.B.A. from Bentley College.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Growth Fund. Mr. Murphy joined Invesco in 1995. He earned a B.A. in business administration from the University of Massachusetts at Amherst and an M.S. in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Growth Fund. Mr. Orlando began his investment career with Invesco in 1987. He earned a B.A. in business administration from Merrimack College and an M.B.A. from Boston University.
Anthony Shufflebotham
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Growth Fund. Mr. Shufflebotham joined Invesco in 1998. He earned a B.S. in economics, accounting and finance from Oxford Brookes University and an M.S. in finance from Boston College.

5	Invesco Structured Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Structured Growth Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)	–5.88%

1 Year	–7.23

Class B Shares

Inception (3/31/06)	–5.80%

1 Year	–7.51

Class C Shares

Inception (3/31/06)	–5.38%

1 Year	–3.53

Class R Shares

Inception (3/31/06)	–4.88%

1 Year	–2.04

Class Y Shares

Inception	–4.59%

1 Year	–1.67

Institutional Class Shares

Inception (3/31/06)	–4.42%

1 Year	–1.66
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.01%, 1.76%, 1.76%, 1.26%, 0.76% and 0.75%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.50%, 2.25%,

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (3/31/06)	–5.94%

1 Year	3.19

Class B Shares

Inception (3/31/06)	–5.82%

1 Year	3.33

Class C Shares

Inception (3/31/06)	–5.39%

1 Year	7.33

Class R Shares

Inception (3/31/06)	–4.90%

1 Year	8.87

Class Y Shares

Inception	–4.59%

1 Year	9.56

Institutional Class Shares

Inception (3/31/06)	–4.42%

1 Year	9.55
2.25%, 1.75%, 1.25% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.

7	Invesco Structured Growth Fund

Invesco Structured Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.
Principal risks of investing in the Fund
■	The Fund may engage in frequent trading of portfolio securities, which may result in added expenses, lower return and increased tax liability.

■	The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.

■	Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.
About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses; performance of a market index does not.
Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AASGX
Class B Shares	BASGX
Class C Shares	CASGX
Class R Shares	RASGX
Class Y Shares	AASYX
Institutional Class Shares	IASGX

8	Invesco Structured Growth Fund

Schedule of Investments(a)

August 31, 2010

	Shares	Value

Common Stocks–98.21%
Agricultural Products–0.05%
Archer-Daniels-Midland Co.	1,100	$33,858

Airlines–0.61%
Alaska Air Group, Inc.(b)	9,400	415,762

Apparel Retail–1.86%
Collective Brands, Inc.(b)	10,400	134,472

Gap, Inc. (The)	53,600	905,304

Limited Brands, Inc.	9,700	228,920

		1,268,696

Apparel, Accessories & Luxury Goods–0.23%
Jones Apparel Group, Inc.	10,200	156,876

Auto Parts & Equipment–2.94%
Federal-Mogul Corp.(b)	2,000	30,590

TRW Automotive Holdings Corp.(b)	57,000	1,981,320

		2,011,910

Automobile Manufacturers–3.59%
Ford Motor Co.(b)	217,200	2,452,188

Biotechnology–2.72%
Amgen Inc.(b)	34,700	1,771,088

PDL BioPharma Inc.	15,400	87,164

		1,858,252

Casinos & Gaming–0.39%
Las Vegas Sands Corp.(b)	9,400	266,302

Communications Equipment–0.80%
InterDigital, Inc.(b)	11,700	289,224

Tellabs, Inc.	35,900	254,890

		544,114

Computer Hardware–6.78%
Apple Inc.(b)	8,450	2,056,476

Hewlett-Packard Co.	67,000	2,578,160

		4,634,636

Computer Storage & Peripherals–4.51%
Lexmark International, Inc.–Class A(b)	14,200	496,858

SanDisk Corp.(b)	43,400	1,442,616

Seagate Technology (Ireland)(b)	113,000	1,144,690

		3,084,164

Construction & Engineering–0.35%
KBR, Inc.	5,200	120,640

	Shares
URS Corp.(b)	3,300	117,711

		238,351

Construction, Farm Machinery & Heavy Trucks–2.44%
Joy Global Inc.	9,100	516,334

Oshkosh Corp.(b)	46,300	1,151,944

		1,668,278

Consumer Electronics–2.36%
Garmin Ltd.	60,700	1,615,227

Consumer Finance–1.14%
American Express Co.	19,500	777,465

Department Stores–0.75%
Macy’s, Inc.	26,300	511,272

Diversified Metals & Mining–2.88%
Freeport-McMoRan Copper & Gold Inc.	7,700	554,246

Titanium Metals Corp.(b)	77,900	1,411,548

		1,965,794

Education Services–0.53%
Career Education Corp.(b)	20,500	359,365

Electrical Components & Equipment–0.08%
General Cable Corp.(b)	2,500	55,625

Electronic Components–0.21%
Vishay Intertechnology, Inc.(b)	18,900	145,341

Health Care Distributors–0.73%
Cardinal Health, Inc.	16,600	497,336

Homebuilding–1.45%
D.R. Horton, Inc.	63,300	649,458

Lennar Corp.–Class A	25,900	341,103

		990,561

Homefurnishing Retail–2.89%
Williams-Sonoma, Inc.	76,200	1,978,152

Household Products–3.70%
Procter & Gamble Co. (The)	42,400	2,530,008

Housewares & Specialties–0.41%
American Greetings Corp.–Class A	14,500	279,850

Hypermarkets & Super Centers–2.22%
Wal-Mart Stores, Inc.	30,200	1,514,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Structured Growth Fund

	Shares	Value

Independent Power Producers & Energy Traders–2.59%
Constellation Energy Group Inc.	60,400	$1,771,532

Industrial Conglomerates–1.44%
3M Co.	2,200	172,810

Carlisle Cos. Inc.	3,500	98,175

General Electric Co.	49,400	715,312

		986,297

Industrial Machinery–0.51%
Parker Hannifin Corp.	5,900	349,044

Integrated Oil & Gas–9.61%
Chevron Corp.	21,600	1,601,856

ConocoPhillips	15,800	828,394

Exxon Mobil Corp.	69,900	4,135,284

		6,565,534

Integrated Telecommunication Services–0.77%
AT&T Inc.	19,600	529,788

Internet Software & Services–1.08%
Akamai Technologies, Inc.(b)	12,000	552,840

AOL Inc.(b)	8,300	184,426

		737,266

IT Consulting & Other Services–4.49%
International Business Machines Corp.	24,900	3,068,427

Life & Health Insurance–0.18%
Prudential Financial, Inc.	2,400	121,368

Managed Health Care–6.11%
Health Net Inc.(b)	18,900	451,332

Humana Inc.(b)	27,700	1,323,783

UnitedHealth Group Inc.	75,600	2,398,032

		4,173,147

Movies & Entertainment–0.76%
Time Warner Inc.	17,400	521,652

Multi-Line Insurance–0.24%
Assurant, Inc.	4,400	160,864

Oil & Gas Equipment & Services–0.74%
National Oilwell Varco Inc.	13,400	503,706

Packaged Foods & Meats–0.08%
Tyson Foods, Inc.–Class A	3,300	54,054

Paper Packaging–0.33%
Temple-Inland Inc.	14,100	224,613

Paper Products–0.54%
MeadWestvaco Corp.	17,000	369,920

Pharmaceuticals–5.46%
Abbott Laboratories	1,000	49,340

Eli Lilly and Co.	35,100	1,177,956

Forest Laboratories, Inc.(b)	16,200	442,098

Johnson & Johnson	36,100	2,058,422

		3,727,816

Publishing–0.88%
Gannett Co., Inc.	37,100	448,539

McGraw-Hill Cos., Inc. (The)	5,600	154,840

		603,379

Semiconductor Equipment–0.42%
Amkor Technology, Inc.(b)	57,000	288,990

Semiconductors–2.61%
Intel Corp.	20,400	361,488

Micron Technology, Inc.(b)	220,100	1,422,947

		1,784,435

Soft Drinks–1.60%
Coca-Cola Co. (The)	19,500	1,090,440

Specialized Consumer Services–0.66%
Sotheby’s	17,000	452,370

Specialty Chemicals–0.70%
W.R. Grace & Co.(b)	18,900	478,170

Systems Software–5.62%
Microsoft Corp.	163,500	3,838,980

Tobacco–4.09%
Philip Morris International Inc.	54,400	2,798,336

Wireless Telecommunication Services–0.08%
Sprint Nextel Corp.(b)	13,400	54,672

Total Common Stocks & Other Equity Interests (Cost $69,469,551)		67,108,411

	Principal
	Amount
U.S. Treasury Securities–0.46%
U.S. Treasury Bills–0.46%
0.08%, 09/16/10 (Cost $314,990)(c)(d)	$315,000	$314,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Structured Growth Fund

	Shares	Value

Money Market Funds–1.26%
Liquid Assets Portfolio–Institutional Class(e)	429,563	$429,563

Premier Portfolio–Institutional Class(e)	429,563	429,563

Total Money Market Funds (Cost $859,126)		859,126

TOTAL INVESTMENTS–99.93% (Cost $70,643,667)		68,282,527

OTHER ASSETS LESS LIABILITIES–0.07%		45,718

NET ASSETS–100.00%		$68,328,245

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Structured Growth Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $69,784,541)	$67,423,401

Investments in affiliated money market funds, at value and cost	859,126

Total investments, at value (Cost $70,643,667)	68,282,527

Receivables for:
Variation margin	3,200

Fund shares sold	5,939

Dividends	156,039

Investment for trustee deferred compensation and retirement plans	7,159

Other assets	25,025

Total assets	68,479,889

Liabilities:
Payables for:
Fund shares reacquired	81,364

Accrued fees to affiliates	4,261

Accrued other operating expenses	52,326

Trustee deferred compensation and retirement plans	13,693

Total liabilities	151,644

Net assets applicable to shares outstanding	$68,328,245

Net assets consist of:
Shares of beneficial interest	$114,882,449

Undistributed net investment income	704,863

Undistributed net realized gain (loss)	(44,870,381)

Unrealized appreciation (depreciation)	(2,388,686)

$68,328,245

Net Assets:
Class A	$1,625,041

Class B	$217,285

Class C	$616,519

Class R	$38,334

Class Y	$94,661

Institutional Class	$65,736,405

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	211,246

Class B	28,802

Class C	81,771

Class R	4,993

Class Y	12,294

Institutional Class	8,526,291

Class A:
Net asset value per share	$7.69

Maximum offering price per share
(Net asset value of $7.69 divided by 94.50%)	$8.14

Class B:
Net asset value and offering price per share	$7.54

Class C:
Net asset value and offering price per share	$7.54

Class R:
Net asset value and offering price per share	$7.68

Class Y:
Net asset value and offering price per share	$7.70

Institutional Class:
Net asset value and offering price per share	$7.71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Structured Growth Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Dividends	$1,342,147

Dividends from affiliated money market funds	1,708

Total investment income	1,343,855

Expenses:
Advisory fees	482,051

Administrative services fees	50,000

Custodian fees	10,019

Distribution fees:
Class A	5,414

Class B	2,812

Class C	8,287

Class R	191

Transfer agent fees — A, B, C, R and Y	14,995

Transfer agent fees — Institutional	3,148

Trustees’ and officers’ fees and benefits	22,408

Registration and filing fees	68,074

Professional services fees	55,087

Other	25,834

Total expenses	748,320

Less: Fees waived and expenses reimbursed	(130,519)

Net expenses	617,801

Net investment income	726,054

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	6,959,000

Futures contracts	146,935

7,105,935

Change in net unrealized appreciation (depreciation) of:
Investment securities	(7,545,451)

Futures contracts	(108,803)

(7,654,254)

Net realized and unrealized gain (loss)	(548,319)

Net increase in net assets resulting from operations	$177,735

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Structured Growth Fund

Statement of Changes in Net Assets

For the years ended August 31, 2010 and 2009

	August 31,	August 31,
	2010	2009

Operations:
Net investment income	$726,054	$1,391,749

Net realized gain (loss)	7,105,935	(46,347,281)

Change in net unrealized appreciation (depreciation)	(7,654,254)	4,889,892

Net increase (decrease) in net assets resulting from operations	177,735	(40,065,640)

Distributions to shareholders from net investment income:
Class A	(31,729)	(9,644)

Class B	(2,785)	—

Class C	(8,411)	—

Class R	(474)	(34)

Class Y	(1,248)	(853)

Institutional Class	(1,221,174)	(741,359)

Total distributions from net investment income	(1,265,821)	(751,890)

Share transactions–net:
Class A	(861,414)	(1,212,517)

Class B	(77,427)	(60,118)

Class C	(350,515)	(437,430)

Class R	9,738	10,011

Class Y	24,772	104,995

Institutional Class	(15,808,835)	(37,102,160)

Net increase (decrease) in net assets resulting from share transactions	(17,063,681)	(38,697,219)

Net increase (decrease) in net assets	(18,151,767)	(79,514,749)

Net assets:
Beginning of year	86,480,012	165,994,761

End of year (includes undistributed net investment income of $704,863 and $1,244,630, respectively)	$68,328,245	$86,480,012

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Structured Growth Fund, formerly AIM Structured Growth Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

14        Invesco Structured Growth Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

15        Invesco Structured Growth Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.60%

Next $250 million	0.575%

Next $500 million	0.55%

Next $1.5 billion	0.525%

Next $2.5 billion	0.50%

Next $2.5 billion	0.475%

Next $2.5 billion	0.45%

Over $10 billion	0.425%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such

16        Invesco Structured Growth Fund

Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least December 31, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Operating Expenses After Fee Waiver [and/or Expense Reimbursement] (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25%, 0.75% and 0.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Operating Expenses [and/or Expense Reimbursement] to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco Advisers, Inc. may terminate the fee waiver arrangement at any time.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended August 31, 2010, the Adviser waived advisory fees $112,377 and reimbursed class level expenses of $9,558, $1,241, $3,657, $168, $370 and $3,148 of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended August 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2010, IDI advised the Fund that IDI retained $691 in front-end sales commissions from the sale of Class A shares and $0, $612 and $24 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

17        Invesco Structured Growth Fund

  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$67,967,537	$—	$—	$67,967,537

U.S. Treasury Securities	—	314,990	—	314,990

	$67,967,537	$314,990	$—	$68,282,527

Futures*	(27,546)	—	—	(27,546)

Total Investments	$67,939,991	$314,990	$—	$68,254,981

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$—	$(27,546)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$146,935

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(108,803)

Total	$38,132

*	The average value of futures during the period was $1,309,413.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

Chicago Mercantile Exchange E-Mini S&P 500	20	September-2010/Long	$1,048,300	$(27,546)

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2010, the Fund paid legal fees of $2,916 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

18        Invesco Structured Growth Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$1,265,821	$751,890

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$719,042

Net unrealized appreciation (depreciation) — investments	(3,087,619)

Temporary book/tax differences	(14,179)

Post-October deferrals	(220,271)

Capital loss carryforward	(43,951,177)

Shares of beneficial interest	114,882,449

Total net assets	$68,328,245

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2016	$665,716

August 31, 2017	18,872,447

August 31, 2018	24,413,014

Total capital loss carryforward	$43,951,177

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $81,259,266 and $98,682,675, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,596,898

Aggregate unrealized (depreciation) of investment securities	(6,684,517)

Net unrealized appreciation (depreciation) of investment securities	$(3,087,619)

Cost of investments for tax purposes is $71,370,146.

19        Invesco Structured Growth Fund

NOTE 9—Share Information

	Summary of Share Activity

	Years ended August 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	20,965	$177,989	169,910	$1,152,699

Class B	3,310	27,592	18,151	124,957

Class C	4,748	39,514	8,285	61,492

Class R	1,108	9,264	1,235	9,977

Class Y	4,571	37,590	42,748	327,844

Institutional Class	928,673	7,666,069	751,214	5,229,110

Issued as reinvestment of dividends:
Class A	3,701	31,123	1,449	9,419

Class B	316	2,624	—	—

Class C	931	7,712	—	—

Class R	56	474	5	34

Class Y	149	1,248	131	853

Institutional Class	145,205	1,221,175	114,055	741,359

Automatic conversion of Class B shares to Class A shares:
Class A	3,820	31,952	9,173	58,967

Class B	(3,887)	(31,952)	(9,301)	(58,967)

Reacquired:
Class A	(130,503)	(1,102,478)	(347,229)	(2,433,602)

Class B	(9,120)	(75,691)	(16,909)	(126,108)

Class C	(48,618)	(397,741)	(73,737)	(498,922)

Class Y	(1,610)	(14,066)	(33,695)	(223,702)

Institutional Class	(2,918,468)	(24,696,079)	(6,011,495)	(43,072,629)

Net increase (decrease) in share activity	(1,994,653)	$(17,063,681)	(5,376,010)	$(38,697,219)

(a)	89% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

Note 10—Subsequent Event

On September 15, 2010, the Board of Trustees of the Trust approved a Plan of Liquidation, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to new investors on or about September 30, 2010. The liquidation is not subject to the approval of shareholders of the Funds. The Fund will be liquidated on or about October 29, 2010.

20        Invesco Structured Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/10	$7.95	$0.05	$(0.19)	$(0.14)	$(0.12)	$—	$(0.12)	$7.69	(1.86)%	$1,625	1.00	%(d)	1.58	%(d)	0.67	%(d)	104%
Year ended 08/31/09	10.20	0.09	(2.31)	(2.22)	(0.03)	—	(0.03)	7.95	(21.72)	2,491	1.01		1.50		1.20		102
Year ended 08/31/08	11.45	0.04	(0.93)	(0.89)	(0.03)	(0.33)	(0.36)	10.20	(8.25)	4,894	1.00		1.18		0.37		119
Year ended 08/31/07	9.93	0.02	1.53	1.55	(0.02)	(0.01)	(0.03)	11.45	15.63	7,481	1.01		1.29		0.17		91
Year ended 08/31/06(e)	10.00	0.11	(0.18)	(0.07)	—	—	—	9.93	(0.70)	862	1.03	(f)	5.52	(f)	2.57	(f)	7

Class B
Year ended 08/31/10	7.82	(0.00)	(0.20)	(0.20)	(0.08)	—	(0.08)	7.54	(2.69)	217	1.75	(d)	2.33	(d)	(0.08	)(d)	104
Year ended 08/31/09	10.05	0.03	(2.26)	(2.23)	—	—	—	7.82	(22.19)	298	1.76		2.25		0.45		102
Year ended 08/31/08	11.35	(0.04)	(0.93)	(0.97)	—	(0.33)	(0.33)	10.05	(8.98)	465	1.75		1.93		(0.38)		119
Year ended 08/31/07	9.90	(0.07)	1.53	1.46	—	(0.01)	(0.01)	11.35	14.76	472	1.76		2.04		(0.58)		91
Year ended 08/31/06(e)	10.00	0.08	(0.18)	(0.10)	—	—	—	9.90	(1.00)	662	1.78	(f)	6.27	(f)	1.82	(f)	7

Class C
Year ended 08/31/10	7.81	(0.00)	(0.19)	(0.19)	(0.08)	—	(0.08)	7.54	(2.56)	617	1.75	(d)	2.33	(d)	(0.08	)(d)	104
Year ended 08/31/09	10.05	0.03	(2.27)	(2.24)	—	—	—	7.81	(22.29)	974	1.76		2.25		0.45		102
Year ended 08/31/08	11.35	(0.04)	(0.93)	(0.97)	—	(0.33)	(0.33)	10.05	(8.98)	1,911	1.75		1.93		(0.38)		119
Year ended 08/31/07	9.90	(0.07)	1.53	1.46	—	(0.01)	(0.01)	11.35	14.76	2,065	1.76		2.04		(0.58)		91
Year ended 08/31/06(e)	10.00	0.08	(0.18)	(0.10)	—	—	—	9.90	(1.00)	599	1.78	(f)	6.27	(f)	1.82	(f)	7

Class R
Year ended 08/31/10	7.94	0.04	(0.19)	(0.15)	(0.11)	—	(0.11)	7.68	(2.04)	38	1.25	(d)	1.83	(d)	0.42	(d)	104
Year ended 08/31/09	10.18	0.07	(2.30)	(2.23)	(0.01)	—	(0.01)	7.94	(21.88)	30	1.26		1.75		0.95		102
Year ended 08/31/08	11.44	0.01	(0.94)	(0.93)	—	(0.33)	(0.33)	10.18	(8.55)	26	1.25		1.43		0.12		119
Year ended 08/31/07	9.92	(0.01)	1.54	1.53	(0.00)	(0.01)	(0.01)	11.44	15.46	13	1.26		1.54		(0.08)		91
Year ended 08/31/06(e)	10.00	0.10	(0.18)	(0.08)	—	—	—	9.92	(0.80)	595	1.28	(f)	5.77	(f)	2.32	(f)	7

Class Y
Year ended 08/31/10	7.96	0.08	(0.20)	(0.12)	(0.14)	—	(0.14)	7.70	(1.67)	95	0.75	(d)	1.33	(d)	0.92	(d)	104
Year ended 08/31/09(e)	8.05	0.08	(0.14)	(0.06)	(0.03)	—	(0.03)	7.96	(0.60)	73	0.75		1.29		1.46		102

Institutional Class
Year ended 08/31/10	7.97	0.08	(0.20)	(0.12)	(0.14)	—	(0.14)	7.71	(1.66)	65,736	0.75	(d)	0.89	(d)	0.92	(d)	104
Year ended 08/31/09	10.23	0.10	(2.31)	(2.21)	(0.05)	—	(0.05)	7.97	(21.45)	82,613	0.75		0.86		1.46		102
Year ended 08/31/08	11.48	0.07	(0.93)	(0.86)	(0.06)	(0.33)	(0.39)	10.23	(7.99)	158,699	0.73		0.73		0.64		119
Year ended 08/31/07	9.94	0.05	1.53	1.58	(0.03)	(0.01)	(0.04)	11.48	15.93	163,313	0.75		0.89		0.43		91
Year ended 08/31/06(e)	10.00	0.12	(0.18)	(0.06)	—	—	—	9.94	(0.60)	86,898	0.77	(f)	5.20	(f)	2.83	(f)	7

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $2,166, $281, $829, $38, $84 and $76,944 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of March 31, 2006 for Class A, Class B, Class C, Class R and Institutional Class shares and October 3, 2008 for Class Y shares.
(f)	Annualized.

21        Invesco Structured Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Structured Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Structured Growth Fund (formerly known as AIM Structured Growth Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 10 to the financial statements, on September 15, 2010, the Board of Trustees of the Trust approved a Plan of Liquidation, which authorizes the termination, liquidation and dissolution of the Fund.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

22        Invesco Structured Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$906.80	$4.81	$1,020.16	$5.09	1.00%

B	1,000.00	903.00	8.39	1,016.38	8.89	1.75

C	1,000.00	904.10	8.40	1,016.38	8.89	1.75

R	1,000.00	906.70	6.01	1,018.90	6.36	1.25

Y	1,000.00	908.00	3.61	1,021.42	3.82	0.75

Institutional	1,000.00	906.80	3.61	1,021.42	3.82	0.75

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Structured Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Structured Growth Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board noted that the Fund recently began operations and that only three calendar years of comparative performance data was available. The Board compared the Fund’s performance during the

24        Invesco Structured Growth Fund

past one and three calendar years to the performance of funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Large-Cap Growth Funds Index. The Board noted that the performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. Invesco Advisers advised the Board that the Fund was managed consistently with its mandate and that quantitative processes, such as those followed by the Fund, are typically challenged at market inflection points. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds with investment strategies comparable to those of the Fund.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the effect this expense limitation would have on the Fund’s estimated total expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above, the advisory fee after fee waivers and expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Structured Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0.02%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco Structured Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.
Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SGRO-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Structured Value Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Structured Value Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Structured Value Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2010, Class A shares of Invesco Structured Value Fund, at net asset value (NAV), lagged the Russell 1000 Value Index and underperformed the Lipper Large-Cap Value Funds Index. The Fund seeks to provide long-term growth of capital by investing, normally, at least 80% of its assets in a diversified portfolio of securities of large-cap companies.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.13%

Class B Shares	0.38

Class C Shares	0.38

Class R Shares	0.79

Class Y Shares	1.36

Institutional Class Shares	1.23

S&P 500 Index▼ (Broad Market Index)	4.93

Russell 1000 Value Index▼ (Style-Specific Index)	4.96

Lipper Large-Cap Value Funds Index▼ (Peer Group Index)	2.65

▼  Lipper Inc.

How we invest
We manage your Fund to provide exposure to large cap value equity stocks. The portfolio strives to outperform the Russell 1000 Value Index while minimizing the amount of additional risk relative to the benchmark. The Fund can be used as a long-term allocation to large-cap stocks that complements other style-specific strategies within a diversified asset allocation strategy.
     Our investment process integrates the following key steps:
■	Universe development

■	Stock rankings

■	Risk assessment

■	Portfolio construction

■	Trading
     While the companies included in the Russell 1000 Value Index are used as a general guide for developing the Fund’s investable universe, non-benchmark stocks may also be considered. Each stock in the universe is evaluated on four factors: company earnings momentum, price trend, management action and relative valuation. The scores from these four factors are combined to arrive at an overall alpha score (excess return forecast) for each stock. Each alpha score is relative to the other securities within the same industry. Stocks are also evaluated on a multitude of other factors to develop a stock-specific risk forecast and transaction cost forecast.
     We then incorporate the alpha forecast, risk forecast and transaction cost forecast using an optimizer (a software tool) to build a portfolio that we believe is an optimal balance of the stocks’ potential risk and return. This portfolio is constructed according to certain constraints to increase the probability that the Fund’s relative performance and volatility remain within strategy guidelines. We continually monitor the portfolio and the overall investment process is repeated on a monthly basis to determine which companies should be bought or sold.
     In terms of risk management, we seek

to minimize any style biases in the portfolio. Active managers typically add value in one of, or a combination of, four areas: beta bias (relative volatility), style bias, stock selection and sector/industry over- and underweight. We attempt to add value through our stock selection decisions. Consequently, our risk management process seeks to neutralize the Fund’s exposure relative to the benchmark with regard to beta, style and sector/industry exposures.

Market conditions and your Fund
Over the past year investors were optimistic about the prospect of an improving economy given accommodative monetary policy, fiscal stimulus and improving strength in the manufacturing sector. However, optimism turned to pessimism when there was little good news to counter the seeds of economic troubles planted in the first quarter, which were already weighing heavily on the market. Within the U.S., waning consumer confidence, worsening employment outlook and continued pressures in the financial sector confirmed that economic growth was stalling. Internationally, concerns arose from news of slowing economic growth in China and ongoing concerns about debt burdens in the southern eurozone, despite support from their northern peers. With little positive news to support the market, steady gains became steep losses.
     At the beginning of the 12-month period covered by this report, riskier assets outperformed securities considered safe havens, such as U.S. Treasury securities. This trend continued through the middle of April 2010. However, renewed credit problems overseas and the market correction that occurred in May and continued into August created a more uncertain environment – prompting many investors to favor potential safety over risk. Although recent market volatility created challenges, it also created some investment opportunities

Portfolio Composition
By sector

Financials	23.7%

Health Care	16.1

Consumer Discretionary	15.4

Energy	11.8

Telecommunication Services	8.8

Information Technology	7.1

Utilities	4.9

Consumer Staples	4.4

Industrials	3.6

Materials	2.7

U.S. Treasury Bills, Money Market Funds Plus Other Assets Less Liabilities	1.5

Top 10 Equity Holdings*

1. AT&T Inc.	4.9%

2. Chevron Corp.	4.5

3. Procter & Gamble Co.	3.6

4. Verizon Communications Inc.	3.2

5. Berkshire Hathaway Inc.	2.5

6. Chubb Corp.	2.4

7. Pfizer Inc.	2.3

8. ConocoPhillips	2.3

9. UnitedHealth Group Inc.	2.3

10. Microsoft Corp.	2.3

Total Net Assets	$59.1 million

Total Number of Holdings*	113

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4	Invesco Structured Value Fund

as companies with positive fundamentals became more attractively valued.
     All sectors in the Russell 1000 Value Index – aside from financials and information technology (IT) – posted positive performance for the reporting period as equity markets rallied through the first quarter of 2010 and in July 2010. All investment styles posted positive returns, with mid-cap stocks generally outperforming large-cap stocks and growth stocks generally outpacing value stocks for the period.1
     Regarding the results of Invesco Structured Value Fund, it’s important to understand our investment process to better evaluate the drivers of our relative performance versus the benchmark. We generally evaluate performance based on the effect of our stock selection and risk management process.
     Our stock selection model, based on the four factors (company earnings momentum, price trend, management action and relative value) that make up our alpha (excess return) forecast for stocks in our investment universe, was a detractor from Fund performance. However, when selecting Fund holdings, we also take into account our risk and transaction cost forecasts. We use our optimization software to assist in making investment decisions, based on risk and transaction cost forecasts, as well as our alpha forecast. Consequently, while our stock selection model may identify a stock with an attractive alpha forecast, the optimizer may indicate that its transaction costs are too high and/or its risk level is unacceptable. Placing more of an emphasis on transaction costs and potential risk in making stock selections may benefit or detract from Fund performance. For the fiscal year, it augmented our results.
     Stock selection within the financials, health care, information technology and materials sectors aided Fund performance versus the benchmark index. Holdings in the consumer discretionary, consumer staples, energy, industrials and utilities sectors detracted from overall Fund performance.
     From an individual stock perspective, Ford, Gannett and Wyeth were top contributors to Fund performance. Wyeth is no longer held by the Fund. In August 2010, Ford completed the sale of its Swedish Volvo Car unit and related assets to China’s Zhejiang Geely Holding Group (not a Fund holding).
     Detractors from Fund performance in the energy sector included Exxon Mobil and D.R. Horton in the consumer discretionary sector. D.R. Horton – a leading U.S. homebuilder – posted a second quarter profit that met Wall
Street’s expectations as buyers and builders both rushed to finalize deals before the federal homebuyer tax credit expired on June 30.
     The Fund underperformed the benchmark index due to the absence of an established trend in favor of our stock selection factors. During the reporting period, our model had limited predictive ability because our highest-ranked stocks underperformed our lowest-ranked stocks. The sharp sell-off in the stock market created particular challenges for our price trend model, since the positive trend established in March 2009 reversed significantly over the past few months. On a positive note, companies that were attractively priced based on earnings potential outperformed their peers in August, which partly offset weakness in the investment model. As part of implementing this strategy, the Fund may use derivatives, such as futures contracts to better manage our market exposure. The use of derivatives during the period was successful.
     While the global economy appeared more stable entering 2010 than it did the prior year, forecasting the future direction of the economy remains extremely challenging. The bursting of the U.S. housing bubble, rising unemployment and increasing taxation may likely impede future economic growth, while massive fiscal and monetary stimulus may promote economic growth.
     In a world of moderate but positive economic growth, low inflation and prolonged government liquidity support, we believe the potential for equities may exist. Additionally, valuations remain reasonable by historical standards, especially after the pullback during the second quarter of 2010.
     We welcome new investors who joined the Fund during the fiscal year and would like to thank all of our shareholders for your investment in Invesco Structured Value Fund.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Ralph Coutant
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Value Fund. Mr. Coutant joined Invesco in 1999. He earned a B.S. in business administration from the University of New Hampshire.
Anthony Munchak
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Value Fund. Mr. Munchak joined Invesco in 2000. He earned a B.S. and an M.S. in finance from Boston College and an M.B.A. from Bentley College.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Value Fund. Mr. Murphy joined Invesco in 1995. He earned a B.A. in business administration from the University of Massachusetts at Amherst and an M.S. in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Value Fund. Mr. Orlando began his investment career with Invesco in 1987. He earned a B.A. in business administration from Merrimack College and an M.B.A. from Boston University.
Anthony Shufflebotham
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Value Fund. Mr. Shufflebotham joined Invesco in 1998. He earned a B.S. in economics, accounting and finance from Oxford Brookes University and an M.S. in finance from Boston College.

5	Invesco Structured Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Structured Value Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable
sales charges

Class A Shares

Inception (3/31/06)	-5.07%

1 Year	-4.49

Class B Shares

Inception (3/31/06)	-4.99%

1 Year	-4.57

Class C Shares

Inception (3/31/06)	-4.58%

1 Year	-0.61

Class R Shares

Inception (3/31/06)	-4.10%

1 Year	0.79

Class Y Shares

Inception	-3.76%

1 Year	1.36

Institutional Class Shares

Inception (3/31/06)	-3.63%

1 Year	1.23

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.01%, 1.76%, 1.76%, 1.26%, 0.76% and 0.75%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.61%, 2.36%, 2.36%, 1.86%, 1.36% and 0.87%,

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (3/31/06)	-5.68%

1 Year	6.37

Class B Shares

Inception (3/31/06)	-5.56%

1 Year	6.74

Class C Shares

Inception (3/31/06)	-5.17%

1 Year	10.59

Class R Shares

Inception (3/31/06)	-4.67%

1 Year	12.16

Class Y Shares

Inception	-4.35%

1 Year	12.78

Institutional Class Shares

Inception (3/31/06)	-4.19%

1 Year	12.77
respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on Class A, Class B, Class C, Class R and Class Y shares, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2011. See current prospectus for more information.

7	Invesco Structured Value Fund

Invesco Structured Value Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the Fund.

■	Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Value stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks and may never realize their full value. Value stocks tend to be currently out of favor with many investors.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ASAVX
Class B Shares	ASBVX
Class C Shares	SBCVX
Class R Shares	ASRVX
Class Y Shares	ASAYX
Institutional Class Shares	ASIVX

8	Invesco Structured Value Fund

Schedule of Investments(a)

August 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.53%
Airlines–0.34%
Alaska Air Group, Inc.(b)	4,600	$203,458

Apparel Retail–0.69%
Collective Brands, Inc.(b)	12,800	165,504

Gap, Inc. (The)	14,200	239,838

		405,342

Apparel, Accessories & Luxury Goods–1.03%
Jones Apparel Group, Inc.	39,600	609,048

Asset Management & Custody Banks–0.39%
Bank of New York Mellon Corp.	9,400	228,138

Auto Parts & Equipment–1.93%
TRW Automotive Holdings Corp.(b)	32,800	1,140,128

Automobile Manufacturers–1.95%
Ford Motor Co.(b)	101,900	1,150,451

Biotechnology–2.40%
Amgen Inc.(b)	24,000	1,224,960

PDL BioPharma Inc.	34,700	196,402

		1,421,362

Broadcasting–0.08%
CBS Corp.–Class B	3,400	46,988

Cable & Satellite–0.46%
Comcast Corp.–Class A	16,000	273,920

Coal & Consumable Fuels–0.09%
Peabody Energy Corp.	1,200	51,360

Communications Equipment–0.39%
InterDigital, Inc.(b)	4,100	101,352

Tellabs, Inc.	18,400	130,640

		231,992

Computer & Electronics Retail–0.28%
Rent-A-Center, Inc.	8,200	164,656

Computer Hardware–0.12%
Hewlett-Packard Co.	1,800	69,264

Computer Storage & Peripherals–1.79%
Lexmark International, Inc.–Class A(b)	22,300	780,277

SanDisk Corp.(b)	8,400	279,216

		1,059,493

Construction, Farm Machinery & Heavy Trucks–1.55%
Joy Global Inc.	4,000	226,960

Oshkosh Corp.(b)	27,800	691,664

		918,624

Consumer Electronics–0.86%
Garmin Ltd.	19,200	510,912

Consumer Finance–3.22%
American Express Co.	28,400	1,132,308

Capital One Financial Corp.	20,400	772,344

		1,904,652

Data Processing & Outsourced Services–0.37%
Visa Inc.–Class A	3,200	220,736

Department Stores–0.88%
Macy’s, Inc.	26,900	522,936

Diversified Banks–3.41%
U.S. Bancorp	34,300	713,440

Wells Fargo & Co.	55,400	1,304,670

		2,018,110

Diversified Metals & Mining–0.37%
Titanium Metals Corp.(b)	12,000	217,440

Education Services–0.53%
Career Education Corp.(b)	10,100	177,053

ITT Educational Services, Inc.(b)	2,600	138,476

		315,529

Electric Utilities–2.93%
Edison International	14,100	475,875

Exelon Corp.	30,900	1,258,248

		1,734,123

Electronic Components–0.50%
Corning Inc.	13,800	216,384

Vishay Intertechnology, Inc.(b)	10,000	76,900

		293,284

General Merchandise Stores–0.41%
Target Corp.	4,700	240,452

Gold–0.39%
Newmont Mining Corp.	3,800	233,016

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Structured Value Fund

	Shares	Value

Health Care Distributors–1.96%
Cardinal Health, Inc.	31,000	$928,760

McKesson Corp.	4,000	232,200

		1,160,960

Homebuilding–1.26%
D.R. Horton, Inc.	61,200	627,912

Lennar Corp.–Class A	8,900	117,213

		745,125

Homefurnishing Retail–0.73%
Williams-Sonoma, Inc.	16,600	430,936

Household Products–3.58%
Procter & Gamble Co. (The)	35,500	2,118,285

Housewares & Specialties–0.32%
American Greetings Corp.–Class A	9,900	191,070

Independent Power Producers & Energy Traders–1.99%
Constellation Energy Group Inc.	32,600	956,158

NRG Energy, Inc.(b)	10,800	219,456

		1,175,614

Industrial Conglomerates–1.13%
Carlisle Cos. Inc.	4,000	112,200

General Electric Co.	38,200	553,136

		665,336

Industrial Machinery–0.55%
Parker Hannifin Corp.	5,500	325,380

Integrated Oil & Gas–10.52%
Chevron Corp.	36,000	2,669,760

ConocoPhillips	26,300	1,378,909

Exxon Mobil Corp.	20,100	1,189,116

Occidental Petroleum Corp.	13,400	979,272

		6,217,057

Integrated Telecommunication Services–8.14%
AT&T Inc.	107,600	2,908,428

Verizon Communications Inc.	64,600	1,906,346

		4,814,774

Internet Software & Services–0.19%
AOL Inc.(b)	5,000	111,100

Investment Banking & Brokerage–0.63%
Goldman Sachs Group, Inc. (The)	2,700	369,738

IT Consulting & Other Services–0.40%
International Business Machines Corp.	1,900	234,137

Life & Health Insurance–1.93%
Aflac, Inc.	7,900	373,275

Lincoln National Corp.	4,800	112,128

Prudential Financial, Inc.	12,900	652,353

		1,137,756

Managed Health Care–5.52%
Aetna Inc.	3,800	101,536

CIGNA Corp.	1,800	57,996

Health Net Inc.(b)	30,600	730,728

Humana Inc.(b)	21,100	1,008,369

UnitedHealth Group Inc.	43,000	1,363,960

		3,262,589

Movies & Entertainment–1.68%
Time Warner Inc.	33,100	992,338

Multi-Line Insurance–1.32%
Assurant, Inc.	19,000	694,640

Genworth Financial Inc.–Class A(b)	7,900	85,557

		780,197

Office Services & Supplies–0.04%
HNI Corp.	1,100	25,707

Oil & Gas Equipment & Services–1.19%
National-Oilwell Varco Inc.	18,000	676,620

Oil States International, Inc.(b)	700	28,861

		705,481

Other Diversified Financial Services–2.64%
Bank of America Corp.	38,400	478,080

Citigroup Inc.(b)	27,500	102,300

JPMorgan Chase & Co.	26,900	978,084

		1,558,464

Packaged Foods & Meats–0.71%
Tyson Foods, Inc.–Class A	25,600	419,328

Paper Packaging–0.23%
Temple-Inland Inc.	8,700	138,591

Paper Products–0.85%
Domtar Corp.	800	48,016

International Paper Co.	22,100	452,166

		500,182

Pharmaceuticals–6.22%
Abbott Laboratories	4,900	241,766

Eli Lilly and Co.	29,600	993,376

Forest Laboratories, Inc.(b)	7,500	204,675

Johnson & Johnson	10,000	570,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Structured Value Fund

	Shares	Value

Pharmaceuticals–(continued)

Merck & Co., Inc.	8,100	$284,796

Pfizer Inc.	86,800	1,382,724

		3,677,537

Property & Casualty Insurance–6.96%
Berkshire Hathaway Inc.–Class B(b)	18,500	1,457,430

Chubb Corp. (The)	25,100	1,383,512

Travelers Cos., Inc. (The)	23,100	1,131,438

XL Group PLC (Ireland)	8,000	143,280

		4,115,660

Publishing–1.92%
Gannett Co., Inc.	80,100	968,409

McGraw-Hill Cos., Inc. (The)	3,500	96,775

New York Times Co. (The)–Class A(b)	5,300	38,054

Scholastic Corp.	1,300	30,459

		1,133,697

Regional Banks–1.47%
CIT Group, Inc.(b)	4,900	179,732

Fifth Third Bancorp	8,300	91,715

Huntington Bancshares Inc.	6,900	36,501

KeyCorp	9,900	72,963

PNC Financial Services Group, Inc.	9,600	489,216

		870,127

Reinsurance–0.36%
Renaissance Re Holdings Ltd.	3,700	210,123

Residential REIT’s–1.15%
Equity Residential	14,800	678,284

Semiconductor Equipment–0.16%
Amkor Technology, Inc.(b)	19,200	97,344

Semiconductors–0.92%
Intel Corp.	2,500	44,300

Micron Technology, Inc.(b)	77,400	500,391

		544,691

Specialized Consumer Services–0.39%
Sotheby’s	8,600	228,846

Specialized REIT’s–0.19%
Hospitality Properties Trust	3,900	76,245

Ventas, Inc.	700	35,357

		111,602

Specialty Chemicals–0.45%
Cytec Industries Inc.	1,700	80,631

W.R. Grace & Co.(b)	7,400	187,220

		267,851

Steel–0.45%
Reliance Steel & Aluminum Co.	2,900	108,025

Worthington Industries, Inc.	11,100	157,842

		265,867

Systems Software–2.30%
Microsoft Corp.	57,800	1,357,144

Tobacco–0.07%
Altria Group, Inc.	1,800	40,176

Wireless Telecommunication Services–0.64%
Sprint Nextel Corp.(b)	92,400	376,992

Total Common Stocks & Other Equity Interests (Cost $59,151,766)		58,241,500

	Principal
	Amount
U.S. Treasury Securities–0.45%
U.S. Treasury Bills–0.45%
0.08%, 09/16/10 (Cost $264,991)(d)	$265,000	264,991

	Shares
Money Market Funds–0.87%
Liquid Assets Portfolio–Institutional Class(c)	256,778	256,778

Premier Portfolio–Institutional Class(c)	256,778	256,778

Total Money Market Funds (Cost $513,556)		513,556

TOTAL INVESTMENTS–99.85% (Cost $59,930,313)		59,020,047

OTHER ASSETS LESS LIABILITIES–0.15%		87,423

NET ASSETS–100.00%		$59,107,470

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Structured Value Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $59,416,757)	$58,506,491

Investments in affiliated money market funds, at value and cost	513,556

Total investments, at value (Cost $59,930,313)	59,020,047

Receivables for:
Variation margin	2,080

Fund shares sold	24,116

Dividends	148,852

Fund expenses absorbed	8,625

Investment for trustee deferred compensation and retirement plans	7,058

Other assets	24,385

Total assets	59,235,163

Liabilities:
Payables for:
Fund shares reacquired	60,743

Accrued fees to affiliates	3,071

Accrued other operating expenses	51,403

Trustee deferred compensation and retirement plans	12,476

Total liabilities	127,693

Net assets applicable to shares outstanding	$59,107,470

Net assets consist of:
Shares of beneficial interest	$106,042,127

Undistributed net investment income	979,696

Undistributed net realized gain (loss)	(46,985,852)

Unrealized appreciation (depreciation)	(928,501)

$59,107,470

Net Assets:
Class A	$1,796,458

Class B	$420,221

Class C	$203,616

Class R	$50,816

Class Y	$64,269

Institutional Class	$56,572,090

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	231,561

Class B	54,511

Class C	26,425

Class R	6,567

Class Y	8,271

Institutional Class	7,278,584

Class A:
Net asset value per share	$7.76

Maximum offering price per share (Net asset value of $7.76 divided by 94.50%)	$8.21

Class B:
Net asset value and offering price per share	$7.71

Class C:
Net asset value and offering price per share	$7.71

Class R:
Net asset value and offering price per share	$7.74

Class Y:
Net asset value and offering price per share	$7.77

Institutional Class:
Net asset value and offering price per share	$7.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Structured Value Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $-38)	$1,568,450

Dividends from affiliated money market funds	(1,576)

Total investment income	1,566,874

Expenses:
Advisory fees	415,143

Administrative services fees	50,000

Custodian fees	11,955

Distribution fees:
Class A	4,626

Class B	5,115

Class C	2,354

Class R	244

Transfer agent fees — A, B, C, R and Y	10,528

Transfer agent fees — Institutional	3,230

Trustees’ and officers’ fees and benefits	21,605

Registration and filing fees	68,537

Professional services fees	55,948

Other	27,435

Total expenses	676,720

Less: Fees waived and expenses reimbursed	(147,598)

Net expenses	529,122

Net investment income	1,037,752

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	2,724,352

Futures contracts	118,399

2,842,751

Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,876,846)

Futures contracts	(90,465)

(1,967,311)

Net realized and unrealized gain	875,440

Net increase in net assets resulting from operations	$1,913,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Structured Value Fund

Statement of Changes in Net Assets

For the years ended August 31, 2010 and 2009

	August 31,	August 31,
	2010	2009

Operations:
Net investment income	$1,037,752	$1,933,513

Net realized gain (loss)	2,842,751	(34,267,689)

Change in net unrealized appreciation (depreciation)	(1,967,311)	6,142,080

Net increase (decrease) in net assets resulting from operations	1,913,192	(26,192,096)

Distributions to shareholders from net investment income:
Class A	(35,323)	(70,369)

Class B	(8,949)	(13,013)

Class C	(3,046)	(3,568)

Class R	(831)	(418)

Class Y	(2,010)	(5,073)

Institutional Class	(1,451,015)	(2,408,982)

Total distributions from net investment income	(1,501,174)	(2,501,423)

Share transactions–net:
Class A	163,653	(1,417,556)

Class B	9,458	(361,809)

Class C	(53,496)	67,296

Class R	17,291	23,234

Class Y	(40,125)	117,368

Institutional Class	(15,648,083)	(35,132,527)

Net increase (decrease) in net assets resulting from share transactions	(15,551,302)	(36,703,994)

Net increase (decrease) in net assets	(15,139,284)	(65,397,513)

Net assets:
Beginning of year	74,246,754	139,644,267

End of year (includes undistributed net investment income of $979,696 and $1,443,118, respectively)	$59,107,470	$74,246,754

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Structured Value Fund, formerly AIM Structured Value Fund, (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

14        Invesco Structured Value Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

15        Invesco Structured Value Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.60%

Next $250 million	0.575%

Next $500 million	0.55%

Next $1.5 billion	0.525%

Next $2.5 billion	0.50%

Next $2.5 billion	0.475%

Next $2.5 billion	0.45%

Over $10 billion	0.425%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such

16        Invesco Structured Value Fund

Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least December 31, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Operating Expenses After Fee Waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25%, 0.75% and 0.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Operating Expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on December 31, 2011.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2010, the Adviser waived advisory fees $133,840 and reimbursed class level expenses of $7,113, $1,965, $905, $188, $357, and $3,230 of Class A, Class B, Class C, Class R, Class Y, and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2010, Invesco did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2010, IDI advised the Fund that IDI retained $1,434 in front-end sales commissions from the sale of Class A shares and $0, $4,690, $0 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

17        Invesco Structured Value Fund

  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$58,755,056	$—	$—	$58,755,056

U.S. Treasury Securities	—	264,991	—	264,991

	$58,755,056	$264,991	$—	$59,020,047

Futures**	(18,235)	—	—	(18,235)

Total Investments	$58,736,821	$264,991	$—	$59,001,812

**	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Market risk
Futures contracts(a)	$—	$(18,235)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain (Loss)
Market risk	$118,399

Change in Unrealized Appreciation (Depreciation)
Market risk	(90,465)

Total	$27,934

*	The average value of futures outstanding during the period was $1,223,623.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

E-Mini S&P 500	13	September-2010/Long	$681,395	$(18,235)

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2010, the Fund paid legal fees of $2,889 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

18        Invesco Structured Value Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$1,501,174	$2,501,423

Total distributions	$1,501,174	$2,501,423

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$992,651

Net unrealized appreciation (depreciation) — investments	(2,007,163)

Temporary book/tax differences	(12,955)

Post-October deferrals	(906,749)

Capital loss carryforward	(45,000,441)

Shares of beneficial interest	106,042,127

Total net assets	$59,107,470

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2016	$430,774

August 31, 2017	20,885,835

August 31, 2018	23,683,832

Total capital loss carryforward	$45,000,441

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $62,575,866 and $78,417,497, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,950,018

Aggregate unrealized (depreciation) of investment securities	(5,957,181)

Net unrealized appreciation (depreciation) of investment securities	$(2,007,163)

Cost of investments for tax purposes is $61,027,210.

19        Invesco Structured Value Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2010, undistributed net realized gain (loss) was decreased by $2 and shares of beneficial interest increased by $2. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Years ended August 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	96,969	$811,133	130,514	$879,263

Class B	36,654	304,387	36,712	245,248

Class C	4,910	41,496	23,865	173,244

Class R	2,193	18,044	5,096	41,323

Class Y	550	4,515	28,662	239,041

Institutional Class	718,390	5,900,210	686,674	4,780,084

Issued as reinvestment of dividends:
Class A	4,171	34,580	10,273	70,309

Class B	1,038	8,597	1,816	12,474

Class C	360	2,981	509	3,504

Class R	100	831	61	418

Class Y	242	2,010	739	5,073

Institutional Class	175,032	1,451,016	351,163	2,408,982

Automatic conversion of Class B shares to Class A shares:
Class A	7,037	58,846	13,879	95,812

Class B	(7,068)	(58,846)	(13,941)	(95,812)

Reacquired:
Class A	(89,251)	(740,906)	(370,317)	(2,462,940)

Class B	(29,383)	(244,680)	(79,923)	(523,719)

Class C	(11,976)	(97,973)	(16,009)	(109,452)

Class R	(202)	(1,584)	(2,546)	(18,507)

Class Y	(5,735)	(46,650)	(16,187)	(126,746)

Institutional Class	(2,763,287)	(22,999,309)	(5,929,928)	(42,321,593)

Net increase (decrease) in share activity	(1,859,256)	$(15,551,302)	(5,138,888)	$(36,703,994)

(a)	88% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

Effective November 30, 2010, all Invesco Funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

Note 11—Subsequent Event

On September 15, 2010, the Board of Trustees of the Trust approved a Plan of Liquidation, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to new investors on or about September 30, 2010. The liquidation is not subject to the approval of shareholders of the Funds. The Fund will liquidate on or about October 29, 2010.

20        Invesco Structured Value Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/10	$7.83	$0.11	$(0.01)	$0.10	$(0.17)	$—	$(0.17)	$7.76	1.13%	$1,796	0.99	%(d)	1.57	%(d)	1.27	%(d)	93%
Year ended 08/31/09	9.54	0.14	(1.68)	(1.54)	(0.17)	—	(0.17)	7.83	(15.87)	1,665	1.01		1.61		1.96		78
Year ended 08/31/08	11.40	0.16	(1.70)	(1.54)	(0.11)	(0.21)	(0.32)	9.54	(13.83)	4,088	1.01		1.42		1.57		88
Year ended 08/31/07	10.44	0.14	0.89	1.03	(0.06)	(0.01)	(0.07)	11.40	9.80	2,011	1.01		1.36		1.17		62
Year ended 08/31/06(e)	10.00	0.20	0.24	0.44	—	—	—	10.44	4.40	856	1.03	(f)	5.80	(f)	4.59	(f)	5

Class B
Year ended 08/31/10	7.79	0.05	(0.01)	0.04	(0.12)	—	(0.12)	7.71	0.38	420	1.74	(d)	2.32	(d)	0.52	(d)	93
Year ended 08/31/09	9.50	0.09	(1.68)	(1.59)	(0.12)	—	(0.12)	7.79	(16.60)	415	1.76		2.36		1.21		78
Year ended 08/31/08	11.35	0.08	(1.70)	(1.62)	(0.02)	(0.21)	(0.23)	9.50	(14.50)	1,031	1.76		2.17		0.82		88
Year ended 08/31/07	10.40	0.05	0.91	0.96	—	(0.01)	(0.01)	11.35	9.20	718	1.76		2.11		0.42		62
Year ended 08/31/06(e)	10.00	0.16	0.24	0.40	—	—	—	10.40	4.00	790	1.78	(f)	6.55	(f)	3.84	(f)	5

Class C
Year ended 08/31/10	7.79	0.05	(0.01)	0.04	(0.12)	—	(0.12)	7.71	0.38	204	1.74	(d)	2.32	(d)	0.52	(d)	93
Year ended 08/31/09	9.49	0.08	(1.66)	(1.58)	(0.12)	—	(0.12)	7.79	(16.51)	258	1.76		2.36		1.21		78
Year ended 08/31/08	11.33	0.08	(1.69)	(1.61)	(0.02)	(0.21)	(0.23)	9.49	(14.43)	235	1.76		2.17		0.82		88
Year ended 08/31/07	10.40	0.05	0.89	0.94	—	(0.01)	(0.01)	11.33	9.01	156	1.76		2.11		0.42		62
Year ended 08/31/06(e)	10.00	0.16	0.24	0.40	—	—	—	10.40	4.00	632	1.78	(f)	6.55	(f)	3.84	(f)	5

Class R
Year ended 08/31/10	7.82	0.08	(0.01)	0.07	(0.15)	—	(0.15)	7.74	0.79	51	1.24	(d)	1.82	(d)	1.02	(d)	93
Year ended 08/31/09	9.52	0.12	(1.67)	(1.55)	(0.15)	—	(0.15)	7.82	(16.01)	35	1.26		1.86		1.71		78
Year ended 08/31/08	11.38	0.13	(1.70)	(1.57)	(0.08)	(0.21)	(0.29)	9.52	(14.08)	18	1.26		1.67		1.32		88
Year ended 08/31/07	10.42	0.11	0.90	1.01	(0.04)	(0.01)	(0.05)	11.38	9.65	10	1.26		1.61		0.92		62
Year ended 08/31/06(e)	10.00	0.18	0.24	0.42	—	—	—	10.42	4.20	625	1.28	(f)	6.05	(f)	4.34	(f)	5

Class Y
Year ended 08/31/10	7.84	0.13	(0.01)	0.12	(0.19)	—	(0.19)	7.77	1.36	64	0.74	(d)	1.32	(d)	1.52	(d)	93
Year ended 08/31/09(e)	8.34	0.14	(0.46)	(0.32)	(0.18)	—	(0.18)	7.84	(3.57)	104	0.76	(d)(f)	1.45	(d)(f)	2.21	(d)(f)	78

Institutional Class
Year ended 08/31/10	7.85	0.13	(0.02)	0.11	(0.19)	—	(0.19)	7.77	1.23	56,572	0.75	(d)	0.95	(d)	1.51	(d)	93
Year ended 08/31/09	9.56	0.15	(1.67)	(1.52)	(0.19)	—	(0.19)	7.85	(15.59)	71,770	0.75		0.87		2.22		78
Year ended 08/31/08	11.43	0.19	(1.71)	(1.52)	(0.14)	(0.21)	(0.35)	9.56	(13.64)	134,272	0.75		0.78		1.83		88
Year ended 08/31/07	10.45	0.17	0.89	1.06	(0.07)	(0.01)	(0.08)	11.43	10.13	134,931	0.75		0.94		1.43		62
Year ended 08/31/06(e)	10.00	0.21	0.24	0.45	—	—	—	10.45	4.50	73,488	0.77	(f)	5.50	(f)	4.85	(f)	5

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,850, $511, $235, $93, $49, and $66,452 for Class A, Class B, Class C, Class R, Class Y, and Institutional Class shares, respectively.
(e)	Commencement date of March 31, 2006 for Class A. Class B, Class C, Class R and Institutional Class Shares and October 3, 2008 for Class Y shares.
(f)	Annualized.

21        Invesco Structured Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Structured Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Structured Value Fund (formerly known as AIM Structured Value Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
  As discussed in Note 11 to the financial statements, on September 15, 2010, the Board of Trustees of the Trust approved a Plan of Liquidation, which authorizes the termination, liquidation and dissolution of the Fund.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

22        Invesco Structured Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$940.60	$4.89	$1,020.16	$5.09	1.00%

B	1,000.00	936.80	8.54	1,016.38	8.89	1.75

C	1,000.00	936.80	8.54	1,016.38	8.89	1.75

R	1,000.00	939.30	6.11	1,018.90	6.36	1.25

Y	1,000.00	940.70	3.67	1,021.42	3.82	0.75

Institutional	1,000.00	940.70	3.67	1,021.42	3.82	0.75

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Structured Value Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Structured Value Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

24        Invesco Structured Value Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board noted that the Fund recently began operations and that only three calendar years of comparative performance data was available. The Board compared the Fund’s performance during the past one and three calendar years to the performance of funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Large-Cap Value Funds Index. The Board noted that the performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the effect this expense limitation would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above, the advisory fee after fee waivers and expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Structured Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0.02%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco Structured Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SVAL-AR-1	Invesco Distributors, Inc.

Invesco Van Kampen American Franchise Fund

Annual Report to Shareholders	August 31, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
15	Financial Highlights
18	Notes to Financial Statements
25	Auditor’s Report
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Agreements
29	Tax Information
30	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Van Kampen American Franchise Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen American Franchise Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen American Franchise Fund was reorganized into Invesco Van Kampen American Franchise Fund.
     On June 25, 2010, Erik Voss and Ido Cohen replaced the existing Fund management team. A listing of your Fund’s managers appears later in this report.
     For the fiscal year ended August 31, 2010, Invesco Van Kampen American Franchise Fund at net asset value had positive double-digit returns and outperformed the Fund’s benchmark, the S&P 500 Index. Outperformance was driven primarily by stock selection in several sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.75%

Class B Shares	10.89

Class C Shares	11.02

Class Y Shares	11.95

S&P 500 Index▼ (Broad Market Index)	4.93

Russell 1000 Growth Index▼ (Style-Specific Index)	6.14

▼	Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earnings expectations that appear fair to conservative.
     To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth and we divide the portfolio between stable growth stocks and catalyst-driven stocks.
     We consider selling a stock for any of the following reasons:
■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	There is a more attractive investment opportunity.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the Fund’s fiscal year, potentially indicating that the economy had transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest, and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s federal funds target rate remained low, ranging from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period, with annualized increases of 5.0%, 3.7% and 1.7% for the fourth quarter of 2009, and the first and second quarters of 2010, respectively.2 Inflation, measured by the seasonally-adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during the first half of 2010 to a rate of 9.6% nationwide as of August 2010.3
     Against this backdrop, financial services, energy and health care were among the weakest performing sectors of the S&P 500 Index. Conversely, consumer discretionary, industrials and telecommunication services were the best performing sectors.

Portfolio Composition
By sector

Information Technology	30.1%

Consumer Discretionary	14.3

Health Care	13.1

Industrials	11.2

Energy	9.0

Materials	5.9

Financials	4.6

Consumer Staples	2.3

Telecommunication Services	1.7

Money Market Funds Plus Other Assets Less Liabilities	7.8

Total Net Assets	$217.4 million

Total Number of Holdings*	62

Top 10 Equity Holdings*

1. Apple, Inc.	6.8%

2. EMC Corp.	2.7

3. Exxon Mobil Corp.	2.5

4. Union Pacific Corp.	2.4

5. Mead Johnson Nutrition Co.	2.3

6. Barrick Gold Corp.	2.2

7. Baidu, Inc.	2.2

8. Comcast Corp.	2.2

9. Goodrich Corp.	2.1

10. Abbott Laboratories	2.1
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Van Kampen American Franchise Fund

     The Fund at NAV had double-digit absolute returns and outperformed the S&P 500 Index during the reporting period. The Fund outperformed the index by the widest margins in the consumer discretionary, financials, information technology (IT) and health care sectors. Outperformance in each of these sectors was driven largely by stock selection.
     The Fund outperformed the S&P 500 Index most significantly in the consumer discretionary sector, driven by stock selection and an overweight position. Examples of holdings that made key contributions to performance included Starbucks and Internet retailer Amazon.com.
     Outperformance in the financials sector was driven primarily by stock selection. In this sector, holdings that contributed to the Fund’s performance included Berkshire Hathaway, diversified financial services holding American Express and real estate services firm Brookfield Asset Management. An underweight position in the sector also contributed to performance. The Fund’s position in Brookfield Asset Management was sold during the reporting period.
     In the IT sector, Apple was the leading contributor to Fund performance during the reporting period. Apple continued to benefit from strong growth in revenue and earnings, driven by solid demand for the iPhone as well as the successful launch of the new iPad hand-held computer. Other holdings that contributed to performance in this sector included Redecard and customer relationship software maker Salesforce.com. The Fund’s position in Redecard was sold during the reporting period.
     The Fund’s outperformance in the health care sector was largely due to stock selection. In this sector, one of the leading contributors to outperformance was pharmaceutical research and services provider Millipore. Eye care products maker Alcon was also a key contributor to Fund performance. The Fund’s position in Millipore was sold during the reporting period.
     Some of the Fund’s outperformance was offset by underperformance in other sectors, including energy, materials and industrials. The Fund underperformed by the widest margin in the energy sector, driven by stock selection. In this sector, examples of holdings that detracted from performance included Schlumberger, Occidental Petroleum and EOG Resources. In the materials sector, the leading detractor from Fund performance was cement maker Cemex. The Fund’s position in Cemex was sold during the reporting period. Underperformance in the industrials sector was due to an underweight position. Additionally, industrial and commercial products maker Ingersoll-Rand was one of the key detractors from Fund performance in this sector.
     As we’ve discussed, the stock market experienced volatile performance during the reporting period. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program.
     We thank you for your commitment to Invesco Van Kampen American Franchise Fund.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Erik Voss
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen American Franchise Fund. He joined Invesco in 2010. Mr. Voss earned a B.S. in mathematics and an M.S. in applied sciences program in finance, both from the University of Wisconsin.
Ido Cohen
Portfolio manager, is manager of Invesco Van Kampen American Franchise Fund. He joined Invesco in 2010. Mr. Cohen is a cum laude graduate of The Wharton School of the University of Pennsylvania with a B.S. in economics.

5	Invesco Van Kampen American Franchise Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund date from 6/23/05, Index data from 6/30/05

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Van Kampen American Franchise Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (6/23/05)	0.93%

5 Years	0.62

1 Year	5.57

Class B Shares

Inception (6/23/05)	1.07%

5 Years	0.63

1 Year	5.89

Class C Shares

Inception (6/23/05)	1.28%

5 Years	1.03

1 Year	10.02

ClassY Shares

Inception (6/23/05)	2.28%

5 Years	2.04

1 Year	11.95
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.35%, 2.10%, 2.10% and 1.10%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (6/23/05)	0.80%

5 Years	0.97

1 Year	18.74

Class B Shares

Inception (6/23/05)	0.98%

5 Years	1.01

1 Year	19.90

Class C Shares

Inception (6/23/05)	1.18%

5 Years	1.39

1 Year	23.90

Class Y Shares

Inception (6/23/05)	2.19%

5 Years	2.38

1 Year	26.03
Class C and Class Y shares was 1.41%, 2.16%, 2.16% and 1.16%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Van Kampen American Franchise Fund

Invesco Van Kampen American Franchise Fund’s investment objective is to seek long-term capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
■	The Fund is non-diversified and invests a greater portion of its assets in a more limited number of issuers than a diversified fund and, as a result, is subject to a greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.
■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.
■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VAFAX
Class B Shares	VAFBX
Class C Shares	VAFCX
Class Y Shares	VAFIX

8	Invesco Van Kampen American Franchise Fund

Schedule of Investments

August 31, 2010

	Shares	Value

Common Stocks–92.2%
Aerospace & Defense–2.1%
Goodrich Corp.	67,620	$4,630,618

Agricultural Products–0.8%
Bunge Ltd. (Bermuda)	31,666	1,678,298

Air Freight & Logistics–2.0%
C.H. Robinson Worldwide, Inc.	40,486	2,631,185

Expeditors International of Washington, Inc.	44,054	1,744,098

		4,375,283

Airlines–1.3%
Continental Airlines, Inc., Class B(a)	127,620	2,851,031

Apparel Retail–3.8%
Limited Brands, Inc.	175,605	4,144,278

Ross Stores, Inc.	85,011	4,219,096

		8,363,374

Application Software–1.7%
Salesforce.com, Inc.(a)	34,153	3,752,732

Asset Management & Custody Banks–0.8%
Ameriprise Financial, Inc.	38,739	1,688,246

Biotechnology–1.5%
Gilead Sciences, Inc.(a)	103,171	3,287,028

Broadcasting & Cable TV–2.2%
Comcast Corp., Class A	277,040	4,742,925

Broadcasting–Diversified–2.1%
DIRECTV, Class A(a)	63,467	2,406,669

Time Warner Cable, Inc.	42,749	2,206,276

		4,612,945

Casinos & Gaming–1.3%
Las Vegas Sands Corp.(a)	101,385	2,872,237

Communications Equipment–1.8%
Cisco Systems, Inc.(a)	197,549	3,960,857

Computer Hardware–8.9%
Apple, Inc.(a)	60,813	14,800,060

International Business Machines Corp.	36,454	4,492,226

		19,292,286

Computer Storage & Peripherals–2.7%
EMC Corp.(a)	324,060	5,910,854

Construction & Farm Machinery & Heavy Trucks–2.0%
Deere & Co.	67,450	4,267,561

Consumer Finance–1.7%
American Express Co.	91,222	3,637,021

Data Processing & Outsourced Services–1.7%
Visa, Inc., Class A	54,155	3,735,612

Fertilizers & Agricultural Chemicals–3.7%
Monsanto Co.	78,301	4,122,547

Mosaic Co.	68,189	3,999,967

		8,122,514

Food Retail–0.0%
Tesco PLC (United Kingdom)	17,992	112,291

General Merchandise Stores–1.1%
Dollar Tree, Inc.(a)	53,345	2,418,129

Gold–2.2%
Barrick Gold Corp. (Canada)(b)	102,095	4,773,962

Health Care Equipment–1.6%
Edwards Lifesciences Corp.(a)	26,073	1,501,023

Hospira, Inc.(a)	38,972	2,001,602

		3,502,625

Health Care Services–1.1%
Express Scripts, Inc.(a)	24,740	1,053,924

Medco Health Solutions, Inc.(a)	29,090	1,264,833

		2,318,757

Health Care Supplies–1.1%
Alcon, Inc. (Switzerland)	14,844	2,407,697

Home Improvement Retail–0.8%
Home Depot, Inc.	61,137	1,700,220

Industrial Machinery–1.4%
Ingersoll-Rand PLC (Ireland)	93,591	3,044,515

Integrated Oil & Gas–4.5%
Exxon Mobil Corp.	93,308	5,520,101

Occidental Petroleum Corp.	57,658	4,213,647

		9,733,748

Internet Retail–1.1%
Amazon.com, Inc.(a)	19,149	2,390,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen American Franchise Fund

	Shares	Value

Internet Software & Services–3.2%
Baidu, Inc.–ADR (Cayman Islands)(a)	60,808	$4,769,171

Google, Inc., Class A(a)	4,902	2,205,998

		6,975,169

IT Consulting & Other Services–2.0%
Cognizant Technology Solutions Corp., Class A(a)	73,987	4,262,021

Life & Health Insurance–1.2%
Prudential Financial, Inc.	49,982	2,527,590

Life Sciences Tools & Services–0.9%
Thermo Fisher Scientific, Inc.(a)	46,003	1,937,646

Managed Health Care–2.0%
UnitedHealth Group, Inc.	138,101	4,380,564

Oil & Gas Equipment & Services–3.9%
Cameron International Corp.(a)	45,456	1,671,872

Halliburton Co.	117,965	3,327,792

Schlumberger Ltd. (Netherlands Antilles)	66,794	3,562,124

		8,561,788

Oil & Gas Exploration & Production–0.6%
EOG Resources, Inc.	14,248	1,237,724

Pharmaceuticals–4.9%
Abbott Laboratories	91,348	4,507,110

Mead Johnson Nutrition Co.	94,582	4,936,235

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	21,974	1,111,445

		10,554,790

Property & Casualty Insurance–1.0%
Berkshire Hathaway, Inc., Class B(a)	28,400	2,237,352

Railroads–2.4%
Union Pacific Corp.	70,096	5,112,802

Restaurants–1.8%
McDonald’s Corp.	51,550	3,766,243

Starbucks Corp.	8,444	194,128

		3,960,371

Semiconductors–3.0%
Broadcom Corp., Class A	60,315	1,807,641

Intel Corp.	131,617	2,332,253

Xilinx, Inc.	94,902	2,291,883

		6,431,777

Soft Drinks–1.5%
Dr. Pepper Snapple Group, Inc.	88,621	3,263,025

Systems Software–5.1%
Microsoft Corp.	113,125	2,656,175

Red Hat, Inc.(a)	70,978	2,452,290

Rovi Corp.(a)	90,591	3,941,614

VMware, Inc., Class A(a)	25,544	2,006,992

		11,057,071

Wireless Telecommunication Services–1.7%
American Tower Corp., Class A(a)	79,024	3,703,065

Total Common Stocks–92.2% (Cost $186,347,585)		200,386,491

Money Market Funds–6.2%
Liquid Assets Portfolio–Institutional Class(c)	6,727,054	6,727,054

Premier Portfolio–Institutional Class(c)	6,727,054	6,727,054

Total Money Market Funds–6.2% (Cost $13,454,108)		13,454,108

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–98.4% (Cost $199,801,693)		213,840,599

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.7%
Liquid Assets Portfolio–Institutional Class(c)(d)(Cost $3,637,122)	3,637,122	3,637,122

TOTAL INVESTMENTS–100.1% (Cost $203,438,815)		217,477,721

Foreign Currency–0.0% (Cost $4)		4

OTHER ASSETS LESS LIABILITIES–(0.1)%		(103,949)

NET ASSETS–100.0%		$217,373,776

Investment Abbreviation:

ADR – American Depositary Receipt

Percentages are calculated as a percentage of net assets.

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or portion of this security was out on loan at August 31, 2010.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1(K).

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen American Franchise Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 3 in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Equity Securities	$217,365,430	$112,291	$—	$217,477,721

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen American Franchise Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $186,347,585)*	$200,386,491

Investments in affiliated money market funds, at value and cost	17,091,230

Total investments, at value (Cost $203,438,815)	217,477,721

Foreign currency (Cost $4)	4

Receivables:
Investments sold	4,686,097

Dividends	505,813

Fund shares sold	356,684

Other	1,291

Total assets	223,027,610

Liabilities:
Payables:
Collateral upon return of securities loaned	3,637,122

Investments purchased	1,110,216

Fund shares repurchased	486,339

Distributor and affiliates	158,126

Accrued expenses	262,031

Total liabilities	5,653,834

Net assets	$217,373,776

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$266,513,675

Net unrealized appreciation	14,051,226

Accumulated undistributed net investment income (loss)	(165,074)

Accumulated net realized gain (loss)	(63,026,051)

Net assets	$217,373,776

Maximum offering price per share:
Class A shares:
Net asset value and redemption price per share (Based on net assets of $168,731,338 and 17,228,118 shares of beneficial interest issued and outstanding)	$9.79

Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price to public	$10.36

Class B shares:
Net asset value and offering price per share (Based on net assets of $22,332,151 and 2,315,491 shares of beneficial interest issued and outstanding)	$9.64

Class C shares:
Net asset value and offering price per share (Based on net assets of $23,717,877 and 2,451,344 shares of beneficial interest issued and outstanding)	$9.68

Class Y shares:
Net asset value and offering price per share (Based on net assets of $2,592,410 and 263,713 shares of beneficial interest issued and outstanding)	$9.83

*	At August 31, 2010, securities with an aggregate value of $3,580,460 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen American Franchise Fund

Statement of Operations

For the Year Ended August 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $106,359)	$3,479,845

Dividends from affiliated money market funds	6,800

Interest	5,561

Total income	3,492,206

Expenses:
Investment advisory fee	1,729,791

Distribution fees
Class A	486,023

Class B	245,709

Class C	227,004

Transfer agent fees —	503,227

Reports to shareholders	124,133

Administrative services fees	73,397

Professional fees	56,905

Registration fees	50,832

Trustees and officers’ fees and benefits	27,700

Custody	23,322

Other	24,297

Total expenses	3,572,340

Expense reduction	4,049

Net expense	3,568,291

Net investment income (loss)	(76,085)

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	45,892,763

Foreign currency transactions	(197,220)

Net realized gain	45,695,543

Unrealized appreciation (depreciation):
Beginning of the period	29,984,322

End of the period:
Investments	14,038,906

Foreign currency translation	12,320

14,051,226

Net unrealized appreciation (depreciation) during the period	(15,933,096)

Net realized and unrealized gain	29,762,447

Net increase in net assets from operations	$29,686,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen American Franchise Fund

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31,	August 31,
	2010	2009

From Investment Activities:
Operations:
Net investment income (loss)	$(76,085)	$3,443,820

Net realized gain (loss)	45,695,543	(90,771,161)

Net unrealized appreciation (depreciation) during the period	(15,933,096)	49,533,241

Change in net assets from operations	29,686,362	(37,794,100)

Distributions from net investment income:
Class A shares	(2,517,727)	(4,110,002)

Class B shares	(162,720)	(269,527)

Class C shares	(152,378)	(281,286)

Class Y shares	(39,480)	(29,245)

Total distributions	(2,872,305)	(4,690,060)

Net change in net assets from investment activities	26,814,057	(42,484,160)

From capital transactions:
Proceeds from shares sold	30,839,042	98,653,024

Net asset value of shares issued through dividend reinvestment	2,791,563	4,284,372

Cost of shares repurchased	(93,177,185)	(106,411,396)

Net change in net assets from capital transactions	(59,546,580)	(3,474,000)

Total decrease in net assets	(32,732,523)	(45,958,160)

Net Assets:
Beginning of the period	250,106,299	296,064,459

End of the period (including accumulated undistributed net investment income (loss) of $(165,074) and $2,784,562 respectively)	$217,373,776	$250,106,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen American Franchise Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Year Ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.87		$10.23		$12.19		$11.41		$10.17

Net investment income(a)	0.01		0.13		0.13		0.36		0.15

Net realized and unrealized gain (loss)	1.03		(1.33)		(1.20)		0.52		1.15

Total from investment operations	1.04		(1.20)		(1.07)		0.88		1.30

Less:
Distributions from net investment income	0.12		0.16		0.31		0.10		0.06

Distributions from net realized gain	-0-		-0-		0.58		-0-	(b)	-0-

Total distributions	0.12		0.16		0.89		0.10		0.06

Net asset value, end of the period	$9.79		$8.87		$10.23		$12.19		$11.41

Total return*	11.75	%(c)	(11.40	)%(d)	(9.31	)%(d)	7.75	%(d)	12.80	%(d)

Net assets at end of the period (in millions)	$168.7		$200.1		$241.0		$394.0		$173.7

Ratio of expenses to average net assets*	1.30	%(e)	1.35	%(f)	1.24	%(f)	1.19	%(f)	1.36	%(f)

Ratio of net investment income to average net assets*	0.11	%(e)	1.60%		1.22%		2.93%		1.39%

Portfolio turnover(g)	101%		105%		18%		39%		17%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.30	%(e)	1.41	%(f)	N/A		N/A		1.46	%(f)

Ratio of net investment income to average net assets	0.11	%(e)	1.54%		N/A		N/A		1.29%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Ratios are based on average daily net assets (000’s omitted) of $194,409.
(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If this credit was reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended August 31, 2006.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
N/A=Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen American Franchise Fund

Financial Highlights—(continued)

	Class B Shares
	Year Ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.75		$10.08		$12.03		$11.30		$10.15

Net investment income (loss)(a)	(0.06)		0.07		0.05		0.26		0.07

Net realized and unrealized gain (loss)	1.01		(1.31)		(1.18)		0.53		1.13

Total from investment operations	0.95		(1.24)		(1.13)		0.79		1.20

Less:
Distributions from net investment income	0.06		0.09		0.24		0.06		0.05

Distributions from net realized gain	-0-		-0-		0.58		-0-	(b)	-0-

Total distributions	0.06		0.09		0.82		0.06		0.05

Net asset value, end of the period	$9.64		$8.75		$10.08		$12.03		$11.30

Total return*	10.89	%(c)	(12.09	)%(d)	(9.98	)%(d)	7.01	%(d)	11.90	%(d)

Net assets at end of the period (in millions)	$22.3		$23.5		$28.3		$38.4		$19.5

Ratio of expenses to average net assets*	2.05	%(e)	2.10	%(f)	2.00	%(f)	1.95	%(f)	2.11	%(f)

Ratio of net investment income (loss) to average net assets*	(0.64	)%(e)	0.86%		0.45%		2.15%		0.65%

Portfolio turnover(g)	101%		105%		18%		39%		17%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	2.05	%(e)	2.16	%(f)	N/A		N/A		2.21	%(f)

Ratio of net investment income (loss) to average net assets	(0.64	)%(e)	0.80%		N/A		N/A		0.55%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC charge of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Ratios are based on average daily net assets (000’s omitted) of $24,571.
(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If this credit was reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended August 31, 2006.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
N/A=Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen American Franchise Fund

Financial Highlights—(continued)

	Class C Shares
	Year Ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.76		$10.10		$12.02		$11.30		$10.15

Net investment income (loss)(a)	(0.05)		0.06		0.06		0.26		0.07

Net realized and unrealized gain (loss)	1.03		(1.30)		(1.18)		0.53		1.13

Total from investment operations	0.98		(1.24)		(1.12)		0.79		1.20

Less:
Distributions from net investment income	0.06		0.10		0.22		0.07		0.05

Distributions from net realized gain	-0-		-0-		0.58		-0-	(b)	-0-

Total distributions	0.06		0.10		0.80		0.07		0.05

Net asset value, end of the period	$9.68		$8.76		$10.10		$12.02		$11.30

Total return*	11.14	%(c)(d)	(12.11	)%(e)	(9.89	)%(e)(g)	6.99	%(e)	11.91	%(e)

Net assets at end of the period (in millions)	$23.7		$25.1		$26.6		$46.4		$24.8

Ratio of expenses to average net assets*	1.93	%(d)(f)	2.16	%(h)	1.92	%(g)(h)	1.95	%(h)	2.11	%(h)

Ratio of net investment income (loss) to average net assets*	(0.52	)%(d)(f)	0.78%		0.55	%(g)	2.15%		0.64%

Portfolio turnover(i)	101%		105%		18%		39%		17%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.93	%(d)(f)	2.22	%(h)	N/A		N/A		2.21	%(h)

Ratio of net investment income (loss) to average net assets	(0.52	)%(d)(f)	0.72%		N/A		N/A		0.54%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets reflect actual Rule 12b-1 fees of 0.88%.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Ratios are based on average daily net assets (000’s omitted) of $25,819.
(g)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual Rule 12b-1 fees less than 1%.
(h)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If this credit was reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended August 31, 2006.
(i)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
N/A=Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen American Franchise Fund

Financial Highlights—(continued)

	Class Y Shares ∧
	Year Ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.91		$10.27		$12.23		$11.44		$10.17

Net investment income(a)	0.04		0.14		0.18		0.42		0.18

Net realized and unrealized gain (loss)	1.02		(1.31)		(1.22)		0.48		1.15

Total from investment operations	1.06		(1.17)		(1.04)		0.90		1.33

Less:
Distributions from net investment income	0.14		0.19		0.34		0.11		0.06

Distributions from net realized gain	-0-		-0-		0.58		-0-(b	)	-0-

Total distributions	0.14		0.19		0.92		0.11		0.06

Net asset value, end of the period	$9.83		$8.91		$10.27		$12.23		$11.44

Total return*	11.95	%(c)	(11.07	)%(d)	(9.05	)%(d)	7.93	%(d)	13.22	%(d)

Net assets at end of the period (in millions)	$2.6		$1.5		$0.1		$1.6		$1.0

Ratio of expenses to average net assets*	1.05	%(e)	1.10	%(f)	1.00	%(f)	0.93	%(f)	1.11	%(f)

Ratio of net investment income to average net assets*	0.35	%(e)	1.77%		1.65%		3.42%		1.79%

Portfolio turnover(g)	101%		105%		18%		39%		17%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.05	%(e)	1.18	%(f)	N/A		N/A(f	)	1.21	%(f)

Ratio of net investment income to average net assets	0.35	%(e)	1.69%		N/A		N/A		1.69%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Ratios are based on average daily net assets (000’s omitted) of $2,571.
(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If this credit was reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended August 31, 2006.
∧	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
N/A=Not Applicable

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen American Franchise Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Equity Trust II. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is long-term capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B

18        Invesco Van Kampen American Franchise Fund

shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

19        Invesco Van Kampen American Franchise Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund’s investment objectives and may consist of U.S. Government Securities, U.S. Government Sponsored Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities

20        Invesco Van Kampen American Franchise Fund

entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.70%

Next $500 million	0.65%

Over $1 billion	0.60%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $1,330,258 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.35%, 2.10%, 2.10%, and 1.10%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period ended August 31, 2010, the Adviser waived advisory fees of $4,049.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $25,604 to VKII. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $14,285 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended August 31, 2010, IIS was paid $118,297 for providing such services. Prior to the Reorganization, the Acquired Fund paid $118,232 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

21        Invesco Van Kampen American Franchise Fund

  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $740,472 to VKFI.
  For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $4,830 in front-end sales commissions from the sale of Class A shares and $0, $15,302 and $478 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $33,078 in front-end sales commissions from the sale of Class A shares and $61,028, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended August 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $3,883 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$2,872,305	$4,690,060

Long-term capital gain	-0-	-0-

Total distributions	$2,872,305	$4,690,060

22        Invesco Van Kampen American Franchise Fund

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$13,312,172

Net unrealized appreciation — other investments	12,320

Post-October currency loss deferral	(165,074)

Capital loss carryforward	(62,299,317)

Shares of beneficial interest	266,513,675

Total net assets	$217,373,776

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2016	$3,318,019

August 31, 2017	35,915,314

August 31, 2018	23,065,984

Total capital loss carryforward	$62,299,317

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $237,682,002 and $313,662,786, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$19,451,251

Aggregate unrealized (depreciation) of investment securities	(6,139,079)

Net unrealized appreciation of investment securities	$13,312,172

Cost of investments for tax purposes is $204,165,549

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2010, accumulated undistributed net investment income (loss) was decreased by $1,246, accumulated net realized gain (loss) was increased by $197,220 and shares of beneficial interest decreased by $195,974. This reclassification had no effect on the net assets of the Fund.

23        Invesco Van Kampen American Franchise Fund

NOTE 9—Share Information

	For the				For the
	year ended				year ended
	August 31, 2010(a)				August 31, 2009
	Shares		Value		Shares	Value

Sales:
Class A	2,272,877	(b)	$22,481,196	(b)	10,262,168	$80,713,964

Class B	278,730		2,757,084		846,247	6,505,002

Class C	251,034		2,484,206		1,254,211	9,691,211

Class Y	316,694		3,116,556		223,949	1,742,847

Total Sales	3,119,335		30,839,042		12,586,575	98,653,024

Dividend reinvestment:
Class A	254,295		2,479,382		505,826	3,743,187

Class B	16,396		158,221		35,704	262,070

Class C	14,122		136,561		34,206	251,415

Class Y	1,781		17,399		3,738	27,700

Total dividend reinvestment	286,594		2,791,563		579,474	4,284,372

Repurchases:
Class A	(7,851,906	)(b)	(77,885,375	)(b)	(11,771,734)	(89,993,407)

Class B	(660,819)		(6,509,089)		(1,011,800)	(7,700,871)

Class C	(674,167)		(6,643,790)		(1,061,620)	(8,148,482)

Class Y	(217,671)		(2,138,931)		(75,308)	(568,636)

Total Repurchases	(9,404,563)		$(93,177,185)		(13,920,462)	$(106,411,396)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 46,387 Class B shares into 45,762 Class A shares at a value of $461,494.
Effective November 30, 2010, all Invesco Funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 10—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

24        Invesco Van Kampen American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Van Kampen American Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen American Franchise Fund (formerly known as Van Kampen American Franchise Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 26, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

25        Invesco Van Kampen American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio[3]
A	$1,000.00	$992.90	$6.33	$1,018.85	$6.41	1.26%

B	1,000.00	989.73	10.08	1,015.07	10.21	2.01

C	1,000.00	989.76	9.33	1,015.83	9.45	1.86

Y	1,000.00	994.94	5.03	1,020.16	5.09	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	The expense ratio for Class C reflects actual 12b-1 fees of less than 1%.

26        Invesco Van Kampen American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen American Franchise Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the

27        Invesco Van Kampen American Franchise Fund

financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

28        Invesco Van Kampen American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	99.94%
Corporate Dividends Received Deduction*	99.94%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29        Invesco Van Kampen American Franchise Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen American Franchise Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	13,846,880	384,073	884,993	0

30        Invesco Van Kampen American Franchise Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/ completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-AMFR-AR-1	Invesco Distributors, Inc.

Invesco Van Kampen Core Equity Fund
Annual Report to Shareholders   ▪   August 31, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
15	Financial Highlights
19	Notes to Financial Statements
26	Auditor’s Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Agreements
30	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Van Kampen Core Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary
Effective June 25, 2010, Meggan Walsh assumed management of the Invesco Van Kampen Core Equity Fund as the lead portfolio manager along with Jonathan Harrington as portfolio manager and a team of equity analysts. We have extensive industry experience, specifically with strategies that focus on dividend-paying stocks. We appreciate the opportunity to manage your Fund and look forward to a long-term partnership.
     For the five months ended August 31, 2010, Invesco Van Kampen Core Equity Fund underperformed its style-specific benchmark, the S&P 500 Index. While we were managing the Fund for only part of this time, our comments will encompass the entire reporting period. The Fund’s underperformance for the period was largely due to an overweight in the consumer discretionary sector relative to the index. The Fund’s holdings in the industrials and financials sectors also detracted from relative results. Holdings in the consumer staples and utilities sectors had a positive effect on the Fund.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 3/31/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-10.99%

Class B Shares	-11.32

Class C Shares	-11.32

Class R Shares	-11.11

Class Y Shares	-10.84

S&P 500 Index▼ (Broad Market Index/Style-Specific Index)	-9.48

▼	Lipper Inc.

How we invest
Our total return approach focuses on balancing long-term capital appreciation, current income and capital preservation. The Fund can serve as a conservative cornerstone within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments.
     We seek companies that we believe have normalized earnings power greater than that implied by their current market valuation and that also return capital to shareholders via dividends and share repurchases. All stocks in the portfolio pay a dividend, and the Fund pays a quarterly dividend to shareholders. We strive to manage risk utilizing a valuation framework, careful stock selection and a rigorous buy-and-sell discipline.
     We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk to determine a fair valuation over our two-year investment horizon for each stock. We believe our process can provide the best combination of dividend income, price appreciation and capital preservation.
     We maintain a rigorous sell discipline and consider selling or trimming a stock when it no longer meets our investment criteria, including when:

■	A stock reaches its fair valuation (target price).

■	The company’s fundamental business prospects deteriorate.

■	A more attractive investment opportunity presents itself.

Market conditions and your Fund
During the reporting period, equity markets were volatile as the market began to question the sustainability of the recovery. Fears of a double-dip recession arose as the sovereign debt crisis unfolded in the euro zone and economic indicators remained weak domestically. In the U.S., unemployment, consumer spending and the housing market all remained subdued, adding to fears that the recovery was slowing to a sub-normal growth rate.
     In this environment, eight out of 10 sectors of the S&P 500 Index declined during the period.1 The more economically sensitive sectors such as financials, information technology (IT) and health care had the lowest returns, while traditionally defensive telecommunication services and utilities sectors had the highest returns. The health care sector, which historically has been more defensive, interestingly was one of the worst performers during the reporting period, mostly due to U.S. health care reform.
     The largest detractor from Fund performance was General Electric in the industrials sector, and we eliminated this position during the period. The Fund’s exposure to the consumer discretionary sector also detracted from Fund performance with Royal Caribbean, Guess? and Best Buy among the top detractors. We eliminated our positions in Royal Caribbean and Guess?, but continued to hold Best Buy at the end of the reporting period.
     The Fund owned foreign currency forward transactions during the reporting period. Portfolio managers used these

Portfolio Composition
By sector

Financials	18.7%

Consumer Staples	17.0

Consumer Discretionary	15.5

Industrials	10.8

Information Technology	7.5

Health Care	5.8

Utilities	5.2

Energy	4.9

Materials	4.3

Telecommunication Services	2.9

Money Market Funds Plus Other Assets Less Liabilities	7.4

Total Net Assets	$34.6 million

Total Number of Holdings*	70

Top 10 Equity Holdings*

1. Philip Morris International, Inc.	3.0%

2. AT&T, Inc.	2.9

3. Kimberly-Clark Corp.	2.8
4. American Electric Power Co., Inc.	2.1

5. SunTrust Banks, Inc.	2.1

6. Automatic Data Processing, Inc.	2.0

7. Johnson & Johnson	2.0

8. Capital One Financial Corp.	1.7

9. General Dynamics Corp.	1.7

10. Altria Group, Inc.	1.7

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Van Kampen Core Equity Fund

contracts to hedge exposure to foreign currency depreciation. The contracts detracted slightly from Fund performance for the period, and no contracts were held at the end of the period.
     Since taking over management of the Fund, we added new holdings, such as General Mills and Coca-Cola, increasing our overweight exposure to the consumer staples sector. The Fund benefited as these companies delivered positive returns. Other strong contributors during the reporting period included telecommunications holding AT&T and utilities holding Public Service Enterprise Group (PSEG). We continued to hold our AT&T position at the end of the reporting period, but eliminated our exposure to PSEG, as we believed there were better total return opportunities elsewhere within the utilities sector.
     We also increased exposure to the financials and industrials sectors during the reporting period, while trimming exposure to the IT, health care and energy sectors. At the end of the period, our largest sector overweights relative to the S&P 500 index were in materials, consumer discretionary and utilities. Our largest underweights were in IT, health care and energy.
     The past several months have indeed been challenging for the markets. Although there have been signs of a slowdown in growth, we believe this is a normal part of the economic cycle as we transition out of the recovery phase. There are a number of positives which make us more optimistic about the markets. Corporate operating leverage is strong and profitability remains high given the dramatic cost reductions taken during the market downturn. Balance sheets are flush with cash, which can be used to benefit shareholders through dividends and/ or share repurchases. Dividend-paying stocks are also attractive versus bonds as equity yields remained higher. The removal of many regulatory-related uncertainties also bodes well for equity valuations.
     We believe one of our competitive advantages is a disciplined approach to evaluating stocks from a total return perspective; focusing not only on their capital appreciation potential, but also on their current dividend income and capital preservation. This approach can help create a well-diversified fund that can serve as a cornerstone allocation within an overall portfolio.
     We thank you for your commitment to Invesco Van Kampen Core Equity Fund.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Meggan Walsh
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen Core Equity Fund.
Ms. Walsh began her investment career in 1987 and joined Invesco in 1991. She earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University Maryland.
Jonathan Harrington
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Core Equity Fund.
Mr. Harrington joined Invesco in 2001 in its corporate associate rotation program. He earned a B.A. in history and philosophy from Dartmouth College and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

5	Invesco Van Kampen Core Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 8/27/07, Index data from 8/31/07

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Van Kampen Core Equity Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges
Class A Shares

Inception (8/27/07)	-13.45%

1 Year	-4.59

Class B Shares

Inception (8/27/07)	-13.28%

1 Year	-4.76

Class C Shares

Inception (8/27/07)	-12.47%

1 Year	-0.69

Class R Shares

Inception (8/27/07)	-12.07%

1 Year	0.79

Class Y Shares

Inception (8/27/07)	-11.62%

1 Year	1.34

Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Core Equity Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Core Equity Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 1.20%, 1.95%, 1.95%, 1.45% and 0.95%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.
Class A Shares

Inception (8/27/07)	-14.46%

1 Year	7.02

Class B Shares

Inception (8/27/07)	-14.19%

1 Year	7.58

Class C Shares

Inception (8/27/07)	-13.38%

1 Year	11.49

Class R Shares

Inception (8/27/07)	-12.97%

1 Year	13.13

Class Y Shares

Inception (8/27/07)	-12.54%

1 Year	13.56
shares was 1.63%, 2.38%, 2.38%, 1.88% and 1.38%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R and Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Van Kampen Core Equity Fund

Invesco Van Kampen Core Equity Fund’s investment objective is to seek capital growth and income.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

■	The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VCEAX
Class B Shares	VCEBX
Class C Shares	VCECX
Class R Shares	VCERX
Class Y Shares	VCEIX

8	Invesco Van Kampen Core Equity Fund

Schedule of Investments

August 31, 2010

	Shares	Value

Common Stocks–92.6%
Aerospace & Defense–4.4%
General Dynamics Corp.	10,709	$598,312

Raytheon Co.	8,772	385,266

United Technologies Corp.	8,200	534,722

		1,518,300

Apparel, Accessories & Luxury Goods–1.3%
VF Corp.	6,371	449,920

Apparel Retail–1.2%
Ross Stores, Inc.	8,021	398,082

Asset Management & Custody Banks–2.5%
Federated Investors, Inc., Class B	21,875	456,094

State Street Corp.	11,563	405,630

		861,724

Auto Parts & Equipment–1.4%
Johnson Controls, Inc.	18,430	488,948

Brewers–1.7%
Heineken NV (Netherlands)	13,049	582,878

Building Products–1.5%
Masco Corp.	49,224	516,360

Casinos & Gaming–1.3%
International Game Technology	31,253	456,294

Communications Equipment–1.1%
Corning, Inc.	24,480	383,846

Computer & Electronics Retail–1.3%
Best Buy Co., Inc.	14,330	449,819

Computer Hardware–1.3%
IBM Corp.	3,520	433,770

Construction & Farm Machinery & Heavy Trucks–1.2%
Caterpillar, Inc.	6,596	429,795

Consumer Finance–3.3%
American Express Co.	13,211	526,723

Capital One Financial Corp.	15,819	598,907

		1,125,630

Data Processing & Outsourced Services–2.0%
Automatic Data Processing, Inc.	18,098	698,764

Distributors–0.7%
Genuine Parts Co.	5,678	238,078

Diversified Banks–1.0%
Societe Generale (France)	7,117	359,911

Diversified Chemicals–1.5%
Du Pont (E.I.) de Nemours & Co.	12,965	528,583

Drug Retail–0.7%
Walgreen Co.	9,322	250,575

Electric Utilities–3.3%
American Electric Power Co., Inc.	20,671	731,960

Entergy Corp.	5,160	406,814

		1,138,774

Electrical Components & Equipment–1.1%
Emerson Electric Co.	8,402	391,953

Food Distributors–1.5%
Sysco Corp.	18,775	516,125

Gas Utilities–0.5%
Southern Union Co.	7,784	175,140

General Merchandise Stores–1.7%
Target Corp.	11,492	587,931

Health Care Equipment–1.4%
Stryker Corp.	11,136	480,964

Household Appliances–2.2%
Snap-On, Inc.	10,878	448,500

Whirlpool Corp.	4,035	299,236

		747,736

Household Products–2.8%
Kimberly-Clark Corp.	15,140	975,016

Industrial Machinery–1.4%
Pentair, Inc.	16,318	491,172

Insurance Brokers–1.4%
Marsh & McLennan Cos., Inc.	20,605	488,751

Integrated Oil & Gas–3.7%
Chevron Corp.	5,822	431,759

ENI SpA (Italy)	20,650	408,118

Exxon Mobil Corp.	2,934	173,575

Total SA (France)	5,823	271,146

		1,284,598

Integrated Telecommunication Services–2.9%
AT&T, Inc.	37,200	1,005,516

Investment Banking & Brokerage–0.8%
Charles Schwab Corp.	20,253	258,428

Leisure Products–0.8%
Mattel, Inc.	13,104	275,053

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Core Equity Fund

	Shares	Value

Life & Health Insurance–2.4%
Lincoln National Corp.	11,777	$275,111

MetLife, Inc.	15,170	570,392

		845,503

Lodging/Resorts–0.6%
Marriott International, Inc., Class A	6,561	210,018

Motorcycle Manufacturers–0.5%
Harley-Davidson, Inc.	7,454	181,281

Movies & Entertainment–1.2%
Time Warner, Inc.	14,049	421,189

Multi-Utilities–1.4%
DTE Energy Co.	10,580	495,673

Office Services & Supplies–1.2%
Pitney Bowes, Inc.	20,770	399,615

Oil & Gas Equipment & Services–1.1%
Baker Hughes, Inc.	10,563	396,958

Other Diversified Financial Services–1.0%
JPMorgan Chase & Co.	9,047	328,949

Packaged Foods & Meats–3.9%
Campbell Soup Co.	10,485	390,671

General Mills, Inc.	10,776	389,660

Kraft Foods, Inc., Class A	18,883	565,546

		1,345,877

Paper Products–1.7%
International Paper Co.	28,640	585,974

Pharmaceuticals–4.4%
Bristol-Myers Squibb Co.	19,545	509,734

Johnson & Johnson	12,206	695,986

Mead Johnson Nutrition Co.	2,640	137,781

Pfizer, Inc.	12,245	195,063

		1,538,564

Property & Casualty Insurance–1.6%
Travelers Cos., Inc.	11,290	552,984

Regional Banks–3.4%
Fifth Third Bancorp	41,297	456,332

SunTrust Banks, Inc.	31,697	712,865

		1,169,197

Restaurants–1.4%
Brinker International, Inc.	30,253	476,485

Semiconductors–0.6%
Texas Instruments, Inc.	8,785	202,319

Soft Drinks–1.6%
Coca-Cola Co.	10,176	569,042

Specialty Chemicals–1.1%
Lubrizol Corp.	4,081	380,798

Systems Software–2.5%
Microsoft Corp.	14,291	335,553

Oracle Corp.	24,430	534,528

		870,081

Thrifts & Mortgage Finance–1.4%
Hudson City Bancorp, Inc.	40,994	472,456

Tobacco–4.7%
Altria Group, Inc.	26,779	597,707

Philip Morris International, Inc.	20,250	1,041,660

		1,639,367

Total Common Stocks–92.6% (Cost $31,921,313)		32,070,764

Money Market Funds–7.7%
Liquid Assets Portfolio–Institutional Class(a)	1,337,142	1,337,142

Premier Portfolio–Institutional Class(a)	1,337,142	1,337,142

Total Money Market Funds–7.7% (Cost $2,674,284)		2,674,284

TOTAL INVESTMENTS–100.3% (Cost $34,595,597)		34,745,048

FOREIGN CURRENCY–0.0% (Cost $16,032)		16,051

LIABILITIES IN EXCESS OF OTHER ASSETS–(0.3%)		(114,008)

NET ASSETS–-100.0%		$34,647,091

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Core Equity Fund

Fair Value Measurements

  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 3 in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Equity Securities	$33,122,995	$1,622,053	$—	$34,745,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Core Equity Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $31,921,313)	$32,070,764

Investments in affiliated money market funds, at value and cost	2,674,284

Foreign currency (Cost $16,032)	16,051

Receivables:
Investments sold	1,379,238

Dividends	79,581

Expense reimbursement from adviser	27,792

Fund shares sold	16,236

Other assets	223

Total assets	36,264,169

Liabilities:
Payables:
Investments purchased	1,467,339

Fund shares repurchased	38,159

Distributor and affiliates	22,433

Accrued expenses	89,147

Total liabilities	1,617,078

Net assets	$34,647,091

Net assets consist of:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$37,583,414

Accumulated undistributed net investment income	232,349

Net unrealized appreciation	149,446

Accumulated net realized gain (loss)	(3,318,118)

Net assets	$34,647,091

Maximum offering price per share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $8,696,812 and 1,310,557 shares of beneficial interest issued and outstanding)	$6.64

Maximum sales charge (5.50% of offering price)	0.39

Maximum offering price to public	$7.03

Class B Shares:
Net asset value and offering price per share (Based on net assets of $641,815 and 97,537 shares of beneficial interest issued and outstanding)	$6.58

Class C Shares:
Net asset value and offering price per share (Based on net assets of $901,988 and 137,125 shares of beneficial interest issued and outstanding)	$6.58

Class R Shares:
Net asset value and offering price per share (Based on net assets of $66,381 and 10,000 shares of beneficial interest issued and outstanding)	$6.64

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $24,340,095 and 3,655,796 shares of beneficial interest issued and outstanding)	$6.66

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Core Equity Fund

Statements of Operations

	For the	For the
	five months ended	year ended
	August 31, 2010	March 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $627 and $0, respectively)	$349,682	$842,466

Dividends from Affiliated Money Market Fund	1,102	—

Interest	184	770

Total income	350,968	843,236

Expenses:
Investment advisory fee	106,306	249,665

Registration fees	35,257	43,538

Transfer agent fees	21,348	56,645

Distribution fees
Class A	9,691	19,616

Class B	2,926	6,881

Class C	4,035	7,154

Class R	149	327

Reports to shareholders	24,490	31,551

Administrative services fees	23,385	55,584

Professional fees	21,254	51,509

Custody	3,078	7,909

Trustees’ and officers’ fees and benefits	7,046	19,119

Other	8,193	17,570

Total expenses	267,158	567,068

Expense reduction	95,488	168,178

Less credits earned on cash balances	-0-	11

Net expenses	171,670	398,879

Net investment income	179,298	444,357

Realized and unrealized gain/loss:
Realized gain/loss:
Investments	3,118,222	129,229

Foreign currency transactions	(1,395)	-0-

Net realized gain	3,116,827	129,229

Unrealized appreciation/depreciation:
Beginning of the period	8,070,769	(6,328,666)

End of the period:
Investments	149,451	8,070,769

Foreign currency translation	(5)	-0-

	149,446	8,070,769

Net unrealized appreciation (depreciation) during the period	(7,921,323)	14,399,435

Net realized and unrealized gain (loss)	(4,804,496)	14,528,664

Net increase (decrease) in net assets from operations	$(4,625,198)	$14,973,021

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Core Equity Fund

Statements of Changes in Net Assets

	For the	For the	For the
	five months ended	year ended	year ended
	August 31, 2010	March 31, 2010	March 31, 2009

From investment activities:
Operations:

Net investment income	$179,298	$444,357	$389,093

Net realized gain/loss	3,116,827	129,229	(6,335,505)

Net unrealized appreciation/depreciation during the period	(7,921,323)	14,399,435	(5,078,755)

Change in net assets from operations	(4,625,198)	14,973,021	(11,025,167)

Distributions from net investment income:
Class A Shares	-0-	(99,387)	(26,778)

Class B Shares	-0-	(4,003)	(1,659)

Class C Shares	-0-	(4,806)	-0-

Class R Shares	-0-	(656)	(25)

Class Y Shares	-0-	(419,107)	(246,199)

Total distributions	-0-	(527,959)	(274,661)

Net change in net assets from investment activities	(4,625,198)	14,445,062	(11,299,828)

From capital transactions:
Proceeds from shares sold	2,469,613	12,550,339	40,384,822

Net asset value of shares issued through dividend reinvestment	-0-	473,462	231,688

Cost of shares repurchased	(6,479,983)	(11,783,890)	(14,399,072)

Net change in net assets from capital transactions	(4,010,370)	1,239,911	26,217,438

Total increase (decrease) in net assets	(8,635,568)	15,684,973	14,914,610

Net assets:
Beginning of the period	43,282,659	27,597,686	12,680,076

End of the period (including accumulated undistributed net investment income of $232,349, $54,446 and $138,595 respectively)	$34,647,091	$43,282,659	$27,597,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Core Equity Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A
							August 27, 2007
							(commencement of
	Five months ended		Year ended		Year ended		operations) to
	August 31,		March 31,		March 31,		March 31,
	2010		2010		2009		2008

Net asset value, beginning of the period	$7.46		$4.97		$8.91		$10.00

Net investment income(a)	0.03		0.07		0.09		0.06

Net realized and unrealized gain (loss)	(0.85)		2.50		(4.00)		(1.01)

Total from investment operations	(0.82)		2.57		(3.91)		(0.95)

Less:
Distributions from net investment income	-0-		0.08		0.03		0.11

Distributions from net realized gain	-0-		-0-		-0-		0.03

Total distributions	-0-		0.08		0.03		0.14

Net asset value, end of the period	$6.64		$7.46		$4.97		$8.91

Total return*	(10.99	)%(b)	51.84	%(c)	(43.89	)%(c)	(9.69	)%(c)**

Net assets at end of the period (in millions)	$8.7		$9.4		$4.4		$3.4

Ratio of expenses to average net assets*	1.20	%(d)	1.20%		1.20%		1.20%

Ratio of net investment income to average net assets*	0.96	%(d)	1.00%		1.47%		1.11%

Portfolio turnover(e)	61%		48%		66%		14%

* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.80	%(d)	1.64%		3.34%		4.14%

Ratio of net investment income (loss) to average net assets	0.36	%(d)	0.56%		(0.67)%		(1.83)%

**	Non-annualized

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $9,248.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Core Equity Fund

Financial Highlights—(continued)

	Class B shares
							August 27, 2007
							(commencement of
	Five months ended		Year ended		Year ended		operations) to
	August 31,		March 31,		March 31,		March 31,
	2010		2010		2009		2008

Net asset value, beginning of the period	$7.42		$4.95		$8.92		$10.00

Net investment income(a)	0.01		0.01		0.05		0.05

Net realized and unrealized gain (loss)	(0.85)		2.50		(4.00)		(1.01)

Total from investment operations	(0.84)		2.51		(3.95)		(0.96)

Less:
Distributions from net investment income	-0-		0.04		0.02		0.09

Distributions from net realized gain	-0-		-0-		-0-		0.03

Total distributions	-0-		0.04		0.02		0.12

Net asset value, end of the period	$6.58		$7.42		$4.95		$8.92

Total return*	(11.32	)%(b)	50.69	%(c)	(44.35	)%(c)	(9.79	)%(c)(d)**

Net assets at end of the period (in millions)	$0.6		$0.7		$0.5		$0.2

Ratio of expenses to average net assets*	1.95	%(e)	1.96%		1.97%		1.38	%(d)

Ratio of net investment income to average net assets*	0.23	%(e)	0.23%		0.75%		0.95	%(d)

Portfolio turnover(f)	61%		48%		66%		14%

* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	2.54	%(e)	2.40%		4.13%		4.53	%(d)

Ratio of net investment income (loss) to average net assets	(0.35	)%(e)	(0.21)%		(1.41)%		(2.20	)%(d)

**	Non-annualized

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income(Loss) to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $698.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Core Equity Fund

Financial Highlights—(continued)

	Class C shares
							August 27, 2007
							(commencement of
	Five months ended		Year ended		Year ended		operations) to
	August 31,		March 31,		March 31,		March 31,
	2010		2010		2009		2008

Net asset value, beginning of the period	$7.42		$4.96		$8.90		$10.00

Net investment income(a)	0.01		0.01		0.05		0.04

Net realized and unrealized gain (loss)	(0.85)		2.49		(3.99)		(1.02)

Total from investment operations	(0.84)		2.50		(3.94)		(0.98)

Less:
Distributions from net investment income	-0-		0.04		-0-		0.09

Distributions from net realized gain	-0-		-0-		-0-		0.03

Total distributions	-0-		0.04		-0-		0.12

Net asset value, end of the period	$6.58		$7.42		$4.96		$8.90

Total return*	(11.32	)%(b)	50.51	%(c)	(44.27	)%(c)(d)	(9.96	)%(c)(d)**

Net assets at end of the period (in millions)	$0.9		$0.9		$0.5		$0.4

Ratio of expenses to average net assets*	1.95	%(e)	2.01%		1.90	%(d)	1.74	%(d)

Ratio of net investment income to average net assets*	0.21	%(e)	0.19%		0.74	%(d)	0.66	%(d)

Portfolio turnover(f)	61%		48%		66%		14%

* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	2.55	%(e)	2.45%		4.00	%(d)	4.79	%(d)

Ratio of net investment income (loss) to average net assets	(0.39	%)(e)	(0.25)%		(1.36	)%(d)	(2.39	)%(d)

**	Non-annualized

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $962.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Core Equity Fund

Financial Highlights—(continued)

	Class R shares
							August 27, 2007
							(commencement of
	Five months ended		Year ended		Year ended		operations) to
	August 31,		March 31,		March 31,		March 31,
	2010		2010		2009		2008

Net asset value, beginning of the period	$7.47		$4.98		$8.91		$10.00

Net investment income(a)	0.02		0.05		0.07		0.05

Net realized and unrealized gain (loss)	(0.85)		2.51		(4.00)		(1.01)

Total from investment operations	(0.83)		2.56		(3.93)		(0.96)

Less:
Distributions from net investment income	-0-		0.07		-0-(b	)	0.10

Distributions from net realized gain	-0-		-0-		-0-		0.03

Total distributions	-0-		0.07		-0-		0.13

Net asset value, end of the period	$6.64		$7.47		$4.98		$8.91

Total return*	(11.11	)%(c)	51.41	%(d)	(44.08	)%(d)	(9.80	)%(d)**

Net assets at end of the period (in millions)	$0.1		$0.1		$0.1		$0.1

Ratio of expenses to average net assets*	1.45	%(e)	1.45%		1.45%		1.45%

Ratio of net investment income to average net assets*	0.71	%(e)	0.74%		1.03%		0.85%

Portfolio turnover(f)	61%		48%		66%		14%

* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	2.05	%(e)	1.89%		4.09%		4.61%

Ratio of net investment income (loss) to average net assets	0.11	%(e)	0.30%		(1.61)%		(2.31)%

**	Non-annualized

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $71.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Core Equity Fund

Financial Highlights—(continued)

	Class Y shares∧
							August 27, 2007
							(commencement of
	Five months ended		Year ended		Year ended		operations) to
	August 31,		March 31,		March 31,		March 31,
	2010		2010		2009		2008

Net asset value, beginning of the period	$7.47		$4.98		$8.92		$10.00

Net investment income(a)	0.04		0.08		0.12		0.08

Net realized and unrealized gain (loss)	(0.85)		2.50		(4.02)		(1.02)

Total from investment operations	(0.81)		2.58		(3.90)		(0.94)

Less:
Distributions from net investment income	-0-		0.09		0.04		0.11

Distributions from net realized gain	-0-		-0-		0		0.03

Total distributions	-0-		0.09		0.04		0.14

Net asset value, end of the period	$6.66		$7.47		$4.98		$8.92

Total return*	(10.84	)%(b)	52.01	%(c)	(43.75	)%(c)	(9.57	)%(c)**

Net assets at end of the period (in millions)	$24.3		$32.1		$22.1		$8.7

Ratio of expenses to average net assets*	0.95	%(d)	0.95%		0.95%		0.95%

Ratio of net investment income to average net assets*	1.19	%(d)	1.25%		2.02%		1.35%

Portfolio turnover(e)	61%		48%		66%		14%

* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.53	%(d)	1.39%		2.44%		4.11%

Ratio of net investment income (loss) to average net assets	0.61	%(d)	0.81%		0.53%		(1.81)%

**	Non-annualized

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $28,037.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
∧	On June 1, 2010, the Fund’s former Class I shares were reorganized to Class Y shares.

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Core Equity Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Core Equity Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Equity Trust. The Acquired Fund was reorganized on June 1, 2010 (The “Reorganization Date”) through the transfer of all its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C, Class R and Class I shares received Class A, Class B, Class C, Class R and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  On August 31, 2010, the Fund’s fiscal year-end changed from March 31 to August 31.
  The Fund’s investment objective is capital growth and income.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class R and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”).

19        Invesco Van Kampen Core Equity Fund

Class B shares and Class C shares are sold with a CDSC. Class R and Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

20        Invesco Van Kampen Core Equity Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

21        Invesco Van Kampen Core Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.65%

Next $1.5 billion	0.60%

Over $2.5 billion	0.55%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $46,595 and $249,665 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets for the period April 1, 2010 to May 31, 2010 and for the year ended March 31, 2010, respectively.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization Date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 1.20%, 1.95%, 1.95%, 1.45% and 0.95% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, Van Kampen had voluntarily waived $12,380 and $168,178 of advisory fees and/or reimbursed expenses of the Acquired Fund for the period April 1, 2010 to May 31, 2010 and for the year ended March 31, 2010, respectively.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period ended August 31, 2010, the Adviser waived advisory fees under of $83,108 under this agreement.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $5,596 and $23,800 to VKII for the period April 1, 2010 to May 31, 2010 and the year ended March 31, 2010, respectively. For the period ended August 31, 2010 and the year ended March 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $4,520 and $18,700 to VKII for the period April 1, 2010 to May 31, 2010 and the year ended March 31, 2010, respectively.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended August 31, 2010, IIS was paid $10,408 for providing such services. Prior to the Reorganization, the Acquired Fund paid $8,569 and $43,800 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent, for the period April 1, 2010 to May 31, 2010 and for the year ended March 31, 2010. For the period ended August 31, 2010 and the year ended March 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B, Class C and Class R shares. Pursuant to such agreements, the Acquired Fund paid $6,950 and $33,978 to VKFI for the period April 1, 2010 to May 31, 2010 and the year ended March 31, 2010, respectively.

22        Invesco Van Kampen Core Equity Fund

  For the period ended August 31, 2010 and the year ended March 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $646 in front-end sales commissions from the sale of Class A shares and $0, $702 and $54 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period April 1, 2010 to May 31, 2010, VKFI retained $1,742 in front-end sales commissions from the sale of Class A shares and $170, for CDSC imposed on redemptions by shareholders. For the year ended March 31, 2010, VKFI retained $9,200 in front-end sales commissions from the sale of Class A shares and $1,300, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended August 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. For the period April 1, 2010 to May 31, 2010, the Acquired Fund recognized expenses of $0 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund. For the year ended March 31, 2010, the Acquired Fund recognized expenses of $1,300 representing legal services provided by Skadden.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Five Months Ended August 31, 2010 and the Years Ended March 31, 2010 and 2009:

	August 31,	March 31,	March 31,
	2010	2010	2009

Ordinary income	$-0-	$527,959	$274,661

23        Invesco Van Kampen Core Equity Fund

Tax Components of Net Assets at Period-End:

August 31,
2010

Undistributed ordinary income	$232,349

Net unrealized appreciation — investments	137,397

Net unrealized appreciation (depreciation) — other	(5)

Capital loss carryforward	(3,306,064)

Shares of beneficial interest	37,583,414

Total net assets	$34,647,091

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $3,117,488 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2017	$3,306,064

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund from April 1, 2010 to August 31, 2010 was $22,612,393 and $28,765,254, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,492,567

Aggregate unrealized (depreciation) of investment securities	(1,355,170)

Net unrealized appreciation of investment securities	$137,397

Cost of investments for tax purposes is $34,607,651.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on August 31, 2010, undistributed net investment income was decreased by $1,395 and undistributed net realized gain (loss) was increased by $1,395. This reclassification had no effect on the net assets of the Fund.

24        Invesco Van Kampen Core Equity Fund

NOTE 9—Share Information

	For the				For the		For the
	five months ended				year ended		year ended
	August 31, 2010(a)				March 31, 2010		March 31, 2009
	Shares		Value		Shares	Value	Shares	Value

Sales:
Class A	170,238(b	)	$1,227,440(b	)	843,375	$5,213,461	1,152,806	$6,951,982

Class B	20,992		149,606		71,384	466,217	141,873	928,123

Class C	17,604		131,855		61,559	417,348	183,737	1,178,458

Class R	-0-		-0-		-0-	-0-	-0-	-0-

Class Y	133,592		960,712		1,017,248	6,453,313	5,402,879	31,326,259

Total sales	342,426		$2,469,613		1,993,566	$12,550,339	6,881,295	$40,384,822

Dividend reinvestment:
Class A	-0-		$-0-		13,393	$93,480	4,512	$24,774

Class B	-0-		-0-		512	3,564	264	1,447

Class C	-0-		-0-		505	3,513	-0-	-0-

Class R	-0-		-0-		-0-	-0-	-0-	-0-

Class Y	-0-		-0-		53,349	372,905	37,426	205,467

Total dividend reinvestment	-0-		$-0-		67,759	$473,462	42,202	$231,688

Repurchases:
Class A	(127,084)		$(906,215)		(475,278)	$(3,126,163)	(647,557)	$(3,987,742)

Class B	(16,763	)(b)	(115,613	)(b)	(80,299)	(539,261)	(58,501)	(322,823)

Class C	(8,455)		(60,874)		(33,342)	(208,105)	(127,752)	(815,127)

Class R	-0-		-0-		-0-	-0-	-0-	-0-

Class Y	(775,606)		(5,397,281)		(1,219,233)	(7,910,361)	(1,968,081)	(9,273,380)

Total repurchases	(927,908)		(6,479,983)		(1,808,152)	$(11,783,890)	(2,801,891)	$(14,399,072)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 89% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 0.2% of the outstanding shares of the Fund are owned by Invesco or an investment advisor under common control with Invesco.
(b)	Includes automatic conversion of 1,176 Class B shares into 1,167 Class A shares at a value of $7,981.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 10—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

25        Invesco Van Kampen Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Van Kampen Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Core Equity Fund (formerly known as Van Kampen Core Equity Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, the statement of changes in net assets and the financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by other independent auditors whose report dated May 18, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

26        Invesco Van Kampen Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$947.22	$5.89	$1,019.16	$6.11	1.20%

B	1,000.00	942.69	9.55	1,015.38	9.91	1.95

C	1,000.00	942.69	9.55	1,015.38	9.91	1.95

R	1,000.00	945.87	7.11	1,017.90	7.38	1.45

Y	1,000.00	947.37	4.66	1,020.42	4.84	0.95

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27        Invesco Van Kampen Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Core Equity Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the

28        Invesco Van Kampen Core Equity Fund

terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

29        Invesco Van Kampen Core Equity Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Core Equity Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	3,157,965	167,866	289,303	0

30        Invesco Van Kampen Core Equity Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/ completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.
The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CEQ-AR-1	Invesco Distributors, Inc.

Invesco Van Kampen Equity and Income Fund
Annual Report to Shareholders   August 31, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
22	Financial Statements
25	Financial Highlights
28	Notes to Financial Statements
37	Auditor’s Report
38	Fund Expenses
39	Approval of Investment Advisory and Sub-Advisory Agreements
41	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco Van Kampen Equity and Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Van Kampen Equity and Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the eight months ended August 31, 2010, Invesco Van Kampen Equity and Income Fund at net asset value (NAV) underperformed the Barclays Capital U.S. Government/Credit Index. As the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary reason the Fund underperformed the index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 12/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.40%

Class B Shares	-2.40

Class C Shares	-2.81

Class R Shares	-2.51

Class Y Shares	-2.15

Institutional Class Shares*	-2.21

Russell 1000 Value Index ▼ (Broad Market Index)	-3.03

Barclays Capital U.S. Government/Credit Index ▼ (Style-Specific Index)	8.67

▼	Lipper Inc.

*	Share class incepted during the reporting period. For a detailed explanation of Fund performance see page 7.

How we invest
We call our investment philosophy “value with a catalyst.” We believe that undervalued companies which are experiencing positive changes (i.e., catalysts) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a pre-requisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.
     The Fund also invests in investment-grade corporate bonds, convertible securities and U.S. government-issued bonds. The fixed income portion helps to reduce volatility compared to an equity-only portfolio and may be able to provide downside protection in an uncertain market environment.

Market conditions and your Fund
At the beginning of the reporting period, riskier assets, like stocks, were outperforming securities considered safe havens, like U.S. Treasuries. This continued through the middle of April 2010. However, renewed credit problems in Europe and the market corrections that occurred in May, June and August, created a more uncertain environment, which prompted many investors to favor safety over risk. Although recent market volatility created challenges, it also created some investment opportunities, as companies with positive fundamentals became more attractively valued. Also, despite the market finishing lower at the reporting period end, there were also a number of positives, including improved market liquidity, lean corporate infrastructures and merger and acquisition activity.
     Within the fixed income markets, the broad U.S. bond market (as measured by the Barclays Capital U.S. Aggregate Index) generated a positive total return for the trailing eight months, as falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk) reflected the increased prices of fixed income assets. During the second quarter of 2010, sovereign risks in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities.
     In the equity portion of the Fund, an overweight allocation to the consumer discretionary sector was one of the largest contributors to performance of the Fund, as media stocks performed well within this sector due to an increase in advertisement revenue over the reporting period.
     Also, stock selection in health care was a contributor to Fund performance.

Portfolio Composition
By security type

Common Stocks	61.5%

Convertible Corporate Obligations	16.3

Corporate Bonds	10.2

United States Treasury Obligations	6.9

Convertible Preferred Stocks	1.9

Foreign Government Obligations	0.3

Municipal Bonds	0.3

Asset Backed Securities	0.1

Money Markets Plus Other

Assets In Excess of Liabilities	2.5

Top 10 Equity Holdings*

1.	JPMorgan Chase & Co.	3.0%

2.	Marsh & McLennan Cos., Inc.	2.2

3.	General Electric Co.	2.1

4.	Viacom, Inc., Class B	1.9

5.	eBay, Inc.	1.7

6.	Kraft Foods, Inc., Class A	1.5

7.	American Electric Power Co., Inc.	1.5

8.	Occidental Petroleum Corp.	1.5

9.	Bank of America Corp.	1.4

10.	Bristol-Myers Squibb Co.	1.3

Total Net Assets	$10.7 billion

Total Number of Holdings*	330
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Van Kampen Equity and Income Fund

Notably, Genzyme’s stock price rose on the announcement from Sanofi-aventis Pharmaceuticals of its interest in acquiring Genzyme. We sold Genzyme on the acquisition announcement and resulting run-up in stock price.
     One of the largest detractors from relative and absolute performance for the Fund was the financials sector. In general, financial stocks performed strongly over the reporting period. However, the Fund was underweight in the financials sector relative to its broad market benchmark, and our financial stocks did not appreciate as much as those of the index. In general, we focused on what we believed were lower risk financial companies with stronger balance sheets and less credit risk given the systemic risk in most financial stocks. However, the portfolio had no exposure to REITs (real estate investment trusts), which performed well throughout the period. The Fund’s lack of exposure to REIT’s was based on our concern that valuations were high and that the commercial real estate market had weakened.
     Technology stocks also adversely affected relative Fund performance. The Fund was overweight in the sector versus the Russell 1000 Value Index and was adversely affected by its exposure to stocks in the hardware and equipment industry. Notably detracting from Fund performance was Hewlett-Packard, as the stock sold off significantly on the announcement that the CEO was leaving.
     Finally, stock selection in the energy sector also detracted from relative Fund performance. The Fund had most of its energy sector exposure in exploration and production companies. We had exposure to British Petroleum and Anadarko Petroleum. Each company was negatively affected by the oil spill in the Gulf of Mexico. During the period we eliminated our position in British Petroleum and reduced our exposure to Anadarko Petroleum.
     In general, the fixed income portion of the Fund generated positive returns for the reporting period. Sector selection contributed to both positive absolute returns and performance relative to the Fund’s style-specific index. A measured overweight position in investment grade corporate credit and to the financials sector contributed favorably. Compared to the style-specific index, security selection was a slight detractor from overall Fund returns due to the negative effect of holdings within the energy sector, government-related industries and the consumer non-cyclical corporate sub sector.
     The contribution to Fund performance from duration positioning was mixed over the period, but overall it had a small negative effect. The Fund maintained a shorter-than-benchmark duration positioning relative to the style-specific index as interest rates trended lower over most of the reporting period. U.S. Treasury note futures, a derivative instrument, were used to actively manage portfolio duration.
     The contribution to performance from the Fund’s yield curve positioning was another small detractor from performance relative to the style-specific index. Near the end of the reporting period, the Fund was mainly invested in short-intermediate maturities and did not fully participate in the upside performance from falling yields in the longer end of the yield curve.
     Equity markets experienced a strong recovery during the period covered by this report. We believe that market volatility and the market correction that began in the second quarter of 2010 have created opportunities to invest in companies with attractive valuations and strong fundamentals.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Van Kampen Equity and Income Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Equity and Income Fund. He joined Invesco in 2010. Mr. Bastian earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan. He is a member of the CFA Institute and the Houston Society of Financial Analysts.
Cindy Brien
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Equity and Income Fund. She joined Invesco in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin.
Chuck Burge
Portfolio manager, is manager of Invesco Van Kampen Equity and Income Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance from Rice University.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Equity and Income Fund. He joined Invesco in 2010. Mr. Laskin earned a B.A. in history from Swarth-more College and an M.B.A. and M.A. from the Wharton School and Lauder Institute, respectively, of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Equity and Income Fund. She joined Invesco in 2010. Ms. Maly earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management. She is a member of the Houston Society of Financial Analysts.
Sergio Marcheli
Portfolio manager, is manager of Invesco Van Kampen Equity and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Equity and Income Fund. He joined Invesco in 2010. Mr. Roeder earned a B.S. in accounting from Clem-son University and an M.B.A. in economics and finance from the University of Chicago Graduate School of Business. He is a member of the CFA Institute and the Houston Society of Financial Analysts.

5	Invesco Van Kampen Equity and Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class
Fund and index data from 8/31/00

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Van Kampen Equity and Income Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (8/3/60)		10.02%

10	Years	3.07

5	Years	0.37

1	Year	-0.55

Class B Shares

Inception (5/1/92)		8.92%

10	Years	3.12

5	Years	0.88

1	Year	0.20

Class C Shares

Inception (7/6/93)		8.14%

10	Years	2.90

5	Years	0.78

1	Year	3.47

Class R Shares

Inception (10/1/02)		5.97%

5	Years	1.28

1	Year	5.03

Class Y Shares

Inception (12/22/04)		2.62%

5	Years	1.79

1	Year	5.58

Institutional Class Shares

10	Years	3.68%

5	Years	1.56

1	Year	5.39
Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (8/3/60)		10.00%

10	Years	3.67

5	Years	0.58

1	Year	8.46

Class B Shares

Inception (5/1/92)		8.87%

10	Years	3.71

5	Years	1.07

1	Year	9.64

Class C Shares

Inception (7/6/93)		8.09%

10	Years	3.51

5	Years	0.97

1	Year	12.96

Class R Shares

Inception (10/1/02)		5.78%

5	Years	1.47

1	Year	14.42

Class Y Shares

Inception (12/22/04)		2.25%

5	Years	1.98

1	Year	15.06

Institutional Class Shares

10	Years	4.27%

5	Years	1.74

1	Year	14.85
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.
Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.82%, 1.57%, 1.57%, 1.07%, 0.57% and 0.50%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Van Kampen Equity and Income Fund

Invesco Van Kampen Equity and Income Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.
Value stocks also may decline in price, even though in theory they are already under priced.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	The ability of the Fund’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short-and long-term. If dividends are reduced or discontinues or interest rates drop, distributions to shareholders from the Fund may drop as well.

■	If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.
■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

About indexes used in this report
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Barclays Capital U.S. Government/Credit Index includes Treasuries and agencies that represent the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements to represent the credit interests.

■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACEIX
Class B Shares	ACEQX
Class C Shares	ACERX
Class R Shares	ACESX
Class Y Shares	ACETX
Institutional Shares	ACEKX

8	Invesco Van Kampen Equity and Income Fund

Schedule of Investments

August 31, 2010

	Shares	Value

Common Stocks–61.5%
Air Freight & Logistics–0.3%
FedEx Corp.	444,959	$34,729,050

Apparel Retail–0.3%
Gap, Inc.	1,968,590	33,249,485

Application Software–0.6%
Amdocs Ltd. (Guernsey)(a)	2,596,104	68,095,808

Asset Management & Custody Banks–0.8%
Janus Capital Group, Inc.	1,854,072	16,834,974

State Street Corp.	1,831,632	64,253,650

		81,088,624

Automobile Manufacturers–0.4%
Ford Motor Co.(a)	3,965,613	44,771,771

Broadcasting & Cable TV–1.1%
Comcast Corp., Class A	6,559,338	112,295,867

Broadcasting–Diversified–0.8%
Time Warner Cable, Inc.	1,659,513	85,647,466

Communications Equipment–0.8%
Cisco Systems, Inc.(a)	4,025,808	80,717,450

Computer Hardware–1.7%
Dell, Inc.(a)	6,005,263	70,681,945

Hewlett-Packard Co.	2,910,098	111,980,571

		182,662,516

Consumer Electronics–0.7%
Sony Corp.–ADR (Japan)	2,623,383	73,428,490

Data Processing & Outsourced Services–0.7%
Western Union Co.	4,652,842	72,956,563

Diversified Banks–0.9%
U.S. Bancorp	1,962,483	40,819,646

Wells Fargo & Co.	2,446,559	57,616,465

		98,436,111

Diversified Chemicals–1.7%
Bayer AG–ADR (Germany)	1,154,003	70,620,945

Dow Chemical Co.	2,207,944	53,807,595

PPG Industries, Inc.	903,646	59,487,016

		183,915,556

Diversified Commercial & Professional Services–0.4%
Cintas Corp.	1,563,219	39,846,452

Drug Retail–0.8%
Walgreen Co.	3,168,081	85,158,017

Electric Utilities–3.0%
American Electric Power Co., Inc.	4,546,533	160,992,733

Edison International	1,292,436	43,619,715

Entergy Corp.	756,489	59,641,593

FirstEnergy Corp.	1,624,307	59,335,935

		323,589,976

Food Distributors–0.6%
Sysco Corp.	2,463,868	67,731,731

Health Care Distributors–0.4%
Cardinal Health, Inc.	1,421,902	42,600,184

Health Care Equipment–0.7%
Covidien PLC (Ireland)	2,204,441	77,904,945

Home Improvement Retail–0.8%
Home Depot, Inc.	3,221,337	89,585,382

Human Resource & Employment Services–0.6%
Manpower, Inc.	878,691	37,344,367

Robert Half International, Inc.	1,360,607	29,361,899

		66,706,266

Hypermarkets & Super Centers–1.3%
Wal-Mart Stores, Inc.	2,704,220	135,589,591

Industrial Conglomerates–3.6%
General Electric Co.	15,425,106	223,355,535

Siemens AG–ADR (Germany)	599,128	54,239,058

Tyco International Ltd. (Switzerland)	2,914,264	108,643,762

		386,238,355

Industrial Machinery–0.9%
Dover Corp.	1,157,790	51,822,680

Ingersoll-Rand PLC (Ireland)	1,519,928	49,443,258

		101,265,938

Insurance Brokers–2.2%
Marsh & McLennan Cos., Inc.	9,793,062	232,291,431

Integrated Oil & Gas–4.8%
ConocoPhillips	1,529,828	80,208,882

Exxon Mobil Corp.	1,174,769	69,499,334

Hess Corp.	1,626,423	81,727,756

Occidental Petroleum Corp.	2,129,763	155,643,080

Royal Dutch Shell PLC–ADR (United Kingdom)	2,436,821	129,273,354

		516,352,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Equity and Income Fund

	Shares	Value

Integrated Telecommunication Services–0.7%
Verizon Communications, Inc.	2,468,701	$72,851,366

Internet Software & Services–2.4%
eBay, Inc.(a)	7,870,814	182,917,718

Yahoo!, Inc.(a)	5,450,103	71,287,347

		254,205,065

Investment Banking & Brokerage–1.1%
Charles Schwab Corp.	6,784,334	86,568,102

Morgan Stanley	1,457,323	35,981,305

		122,549,407

Life & Health Insurance–0.5%
Principal Financial Group, Inc.	2,114,055	48,728,968

Managed Health Care–1.2%
UnitedHealth Group, Inc.	3,946,985	125,198,364

Motorcycle Manufacturers–0.2%
Harley-Davidson, Inc.	989,296	24,059,679

Movies & Entertainment–3.1%
Time Warner, Inc.	4,453,537	133,517,039

Viacom, Inc., Class B	6,308,968	198,227,775

		331,744,814

Office Services & Supplies–0.4%
Avery Dennison Corp.	1,255,183	40,818,551

Oil & Gas Equipment & Services–1.0%
Cameron International Corp.(a)	597,182	21,964,354

Schlumberger Ltd. (Netherlands Antilles)	1,493,883	79,668,780

		101,633,134

Oil & Gas Exploration & Production–2.0%
Anadarko Petroleum Corp.	2,382,788	109,584,420

Devon Energy Corp.	1,098,862	66,239,402

Noble Energy, Inc.	541,131	37,760,121

		213,583,943

Other Diversified Financial Services–5.0%
Bank of America Corp.	11,587,489	144,264,238

Citigroup, Inc.(a)	18,328,233	68,181,027

JPMorgan Chase & Co.	8,718,389	317,000,624

		529,445,889

Packaged Foods & Meats–2.3%
Kraft Foods, Inc., Class A	5,396,927	161,637,964

Unilever NV (Netherlands)	3,253,041	87,148,968

		248,786,932

Personal Products–0.7%
Avon Products, Inc.	2,585,060	75,225,246

Pharmaceuticals–4.5%
Abbott Laboratories	1,118,673	55,195,326

Bristol-Myers Squibb Co.	5,225,503	136,281,118

Merck & Co., Inc.	3,219,634	113,202,331

Pfizer, Inc.	6,631,418	105,638,489

Roche Holdings AG–ADR (Switzerland)	2,081,331	70,814,582

		481,131,846

Property & Casualty Insurance–0.7%
Chubb Corp.	1,413,011	77,885,166

Regional Banks–1.8%
BB&T Corp.	1,694,189	37,475,461

Fifth Third Bancorp	3,083,474	34,072,388

PNC Financial Services Group, Inc.	2,386,670	121,624,703

		193,172,552

Semiconductor Equipment–0.2%
Lam Research Corp.(a)	620,087	22,391,342

Semiconductors–0.7%
Intel Corp.	4,055,551	71,864,364

Soft Drinks–1.0%
Coca-Cola Co.	1,072,089	59,951,217

Coca-Cola Enterprises, Inc.	1,810,760	51,534,229

		111,485,446

Wireless Telecommunication Services–1.1%
Vodafone Group PLC–ADR (United Kingdom)	4,991,513	120,694,784

Total Common Stocks–61.5%		6,584,312,289

Convertible Preferred Stocks–1.9%
Agricultural Products–0.3%
Archer-Daniels-Midland Co., 6.250%	832,350	34,142,997

Electric Utilities–0.4%
Centerpoint Energy, Inc.(c), 3.074%	1,300,669	37,576,327

Health Care Facilities–0.2%
HEALTHSOUTH Corp., Ser A, 6.500%	27,000	21,404,250

Health Care Services–0.1%
Omnicare Capital Trust II, 4.000%	356,855	11,669,159

Office Services & Supplies–0.2%
Avery Dennison Corp., 7.875%	529,725	20,394,412

Oil & Gas Storage & Transportation–0.3%
El Paso Energy Capital Trust I, 4.750%	875,900	32,714,865

Regional Banks–0.4%
KeyCorp Ser A, 7.750%	427,098	44,200,372

Total Convertible Preferred Stocks–1.9%		202,102,382

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Equity and Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Convertible Corporate Obligations–16.3%
Advertising–0.6%
Interpublic Group of Cos, Inc.	4.750%	03/15/23	$17,229	$18,585,784

Interpublic Group of Cos., Inc.	4.250	03/15/23	37,739	39,908,992

				58,494,776

Application Software–0.2%
Cadence Design Systems, Inc.(d)	2.625	06/01/15	17,327	19,016,383

Asset Management & Custody Banks–0.1%
Janus Capital Group, Inc.	3.250	07/15/14	5,368	5,629,690

Auto Parts & Equipment–0.4%
BorgWarner, Inc.	3.500	04/15/12	31,810	45,806,400

Automobile Manufacturers–1.0%
Ford Motor Co.	4.250	11/15/16	60,143	83,749,128

Navistar International Corp.	3.000	10/15/14	17,645	19,343,331

				103,092,459

Banking–0.6%
Goldman Sachs Group, Inc.(d)	1.000	03/15/17	61,461	59,492,404

Biotechnology–2.8%
Amgen, Inc.	0.375	02/01/13	145,000	144,637,500

Amylin Pharmaceuticals, Inc.	3.000	06/15/14	37,072	33,364,800

Gilead Sciences, Inc.(d)	1.625	05/01/16	75,120	74,556,600

Invitrogen Corp.	1.500	02/15/24	45,000	49,725,000

				302,283,900

Broadcasting & Cable TV–0.8%
Liberty Media LLC	3.125	03/30/23	64,249	70,192,033

Sinclair Broadcast Group, Inc.	6.000	09/15/12	21,235	20,385,600

				90,577,633

Casinos & Gaming–0.7%
International Game Technology	3.250	05/01/14	46,844	51,469,845

MGM Resorts International(d)	4.250	04/15/15	30,154	24,952,435

				76,422,280

Coal & Consumable Fuels–0.4%
Massey Energy Co.	3.250	08/01/15	53,300	46,237,750

Communications Equipment–0.5%
Ciena Corp.	0.250	05/01/13	25,049	21,730,008

JDS Uniphase Corp.(d)	1.000	05/15/26	34,000	31,237,500

				52,967,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Equity and Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Health Care–1.2%
LifePoint Hospitals, Inc.	3.500%	05/15/14	$46,059	$43,986,345

Mylan Labs, Inc.	1.250	03/15/12	62,100	63,186,750

Wright Medical Group, Inc.	2.625	12/01/14	21,330	18,317,138

				125,490,233

Health Care Services–0.4%
Omnicare, Inc.	3.250	12/15/35	54,120	45,325,500

Hotels, Resorts & Cruise Lines–0.3%
Gaylord Entertainment Co.(d)	3.750	10/01/14	31,562	37,085,350

Industrial Conglomerates–0.1%
Textron, Inc.	4.500	05/01/13	9,876	14,702,895

Internet Software & Services–0.5%
Symantec Corp.	1.000	06/15/13	54,340	54,951,325

Noncaptive-Consumer Finance–0.3%
Jefferies Group, Inc.	3.875	11/01/29	28,658	28,550,034

Oil & Gas Equipment & Services–0.2%
Cal Dive International, Inc.	3.250	12/15/25	25,155	23,016,825

Other Diversified Financial Services–0.7%
Affiliated Managers Group, Inc.	3.950	08/15/38	39,246	38,902,597

NASDAQ OMX Group, Inc.	2.500	08/15/13	33,536	33,032,960

				71,935,557

Pharmaceuticals–1.0%
Cephalon, Inc.	2.500	05/01/14	44,388	47,661,615

Endo Pharmaceuticals Holdings, Inc.(d)	1.750	04/15/15	28,137	31,056,214

King Pharmaceuticals, Inc.	1.250	04/01/26	35,517	32,853,225

				111,571,054

Semiconductors–0.8%
Micron Technology, Inc.	1.875	06/01/14	51,757	44,834,501

Xilinx, Inc.(d)	3.125	03/15/37	40,978	36,880,200

				81,714,701

Steel–0.4%
Allegheny Technologies, Inc.	4.250	06/01/14	33,735	42,506,100

Technology–2.0%
Cadence Design Systems, Inc.	1.375	12/15/11	2,649	2,596,020

Cadence Design Systems, Inc.	1.500	12/15/13	22,000	19,772,500

Linear Technology Corp.(d)	3.000	05/01/27	36,420	36,556,575

Lucent Technologies, Inc., Ser B	2.875	06/15/25	76,524	68,202,015

SanDisk Corp.	1.000	05/15/13	94,995	87,632,887

				214,759,997

Thrifts & Mortgage Finance–0.1%
MGIC Investment Corp.	5.000	05/01/17	8,927	8,692,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Equity and Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Wireless Telecommunication Services–0.2%
SBA Communications Corp.	1.875%	05/01/13	$24,081	$25,495,759

Total Convertible Corporate Obligations–16.3%				1,745,819,179

Corporate Bonds–10.2%
Agency–1.2%
Federal Home Loan Mortgage Corp.	3.000	07/28/14	23,700	25,324,635

Federal Home Loan Mortgage Corp.	4.875	06/13/18	33,000	38,777,557

Federal Home Loan Mortgage Corp.	6.750	03/15/31	7,000	9,920,103

Federal National Mortgage Association	4.375	10/15/15	37,970	43,041,379

Federal National Mortgage Association	6.625	11/15/30	5,970	8,314,357

				125,378,031

Airlines–0.0%
Delta Air Lines, Inc.	6.200	07/02/18	3,200	3,316,000

Automotive–0.0%
DaimlerChrysler NA Holding Corp.	7.750	01/18/11	3,730	3,825,846

Automotive Retail–0.1%
Advance Auto Parts, Inc.	5.750	05/01/20	4,300	4,574,125

AutoZone, Inc.	6.500	01/15/14	5,245	5,942,902

				10,517,027

Banking–3.0%
Abbey National Treasury Services PLC (United Kingdom)(d)	3.875	11/10/14	4,645	4,755,614

American Express Co.	8.125	05/20/19	3,380	4,370,350

Bank of America Corp., Ser L	5.650	05/01/18	15,855	16,584,854

Bank of America Corp.	5.750	12/01/17	2,575	2,734,450

Barclays Bank PLC (United Kingdom)	6.750	05/22/19	8,290	9,859,420

Capital One Bank USA NA	8.800	07/15/19	8,625	10,954,929

Citibank NA	1.750	12/28/12	18,400	18,833,627

Citigroup, Inc.	2.250	12/10/12	69,000	71,462,635

Citigroup, Inc.	6.125	11/21/17	11,285	12,144,845

Citigroup, Inc.	6.125	05/15/18	6,965	7,603,318

Citigroup, Inc.	8.500	05/22/19	4,075	4,995,059

Commonwealth Bank of Australia (Australia)(d)	5.000	10/15/19	6,095	6,628,385

Credit Suisse (Switzerland)	5.400	01/14/20	1,775	1,872,206

Credit Suisse New York (Switzerland)	5.300	08/13/19	3,630	4,013,579

GMAC, Inc.	2.200	12/19/12	11,500	11,885,719

Goldman Sachs Group, Inc.	6.150	04/01/18	15,465	16,940,498

Goldman Sachs Group, Inc.	6.750	10/01/37	4,475	4,624,947

HBOS PLC (United Kingdom)(d)	6.750	05/21/18	8,310	8,354,916

JPMorgan Chase & Co.	6.000	01/15/18	7,335	8,341,598

KeyBank NA	3.200	06/15/12	7,500	7,846,316

Lloyds TSB Bank PLC (United Kingdom)(d)	5.800	01/13/20	1,360	1,419,877

National Australia Bank Ltd. (Australia)(d)	3.750	03/02/15	3,250	3,419,652

Nationwide Building Society (United Kingdom)(d)	6.250	02/25/20	8,640	9,618,102

Nordea Bank AB (Sweden)(d)	4.875	01/27/20	4,395	4,800,389

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Equity and Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Banking–(continued)

PNC Funding Corp.	5.125%	02/08/20	$5,185	$5,616,978

PNC Funding Corp.	6.700	06/10/19	3,555	4,232,594

Rabobank Nederland NV (Netherlands)(d)	4.750	01/15/20	8,895	9,662,464

Royal Bank of Scotland PLC (United Kingdom)	4.875	03/16/15	7,480	7,839,235

Santander US Debt SA Unipersonal (Spain)(d)	3.724	01/20/15	3,200	3,234,977

Standard Chartered Bank (United Kingdom)(d)	6.400	09/26/17	2,310	2,593,571

Standard Chartered PLC (United Kingdom)(d)	3.850	04/27/15	3,730	3,880,355

UBS AG Stamford Branch (Switzerland)	5.875	12/20/17	5,100	5,747,136

UBS AG Stamford CT (Switzerland)	3.875	01/15/15	1,435	1,491,751

US Bank, NA(c)	3.778	04/29/20	7,200	7,540,610

Wells Fargo & Co.	5.625	12/11/17	14,445	16,308,757

				322,213,713

Brokerage–0.2%
Bear Stearns Co., Inc.	7.250	02/01/18	7,950	9,596,155

Credit Suisse New York (Switzerland)	6.000	02/15/18	1,647	1,802,840

Merrill Lynch & Co., Inc.	6.875	04/25/18	8,375	9,227,127

				20,626,122

Building Materials–0.0%
Holcim US Finance Sarl & Cie SCS (Luxembourg)(d)	6.000	12/30/19	1,885	2,085,870

Chemicals–0.0%
Potash Corp. of Saskatchewan, Inc. (Canada)	5.875	12/01/36	2,175	2,426,768

Diversified Banks–0.3%
Bank of Nova Scotia (Canada)	2.375	12/17/13	5,955	6,150,419

HSBC Bank PLC (United Kingdom)(d)	4.125	08/12/20	6,615	6,844,585

US Bancorp	2.000	06/14/13	7,955	8,154,439

Westpac Banking Corp. (Australia)	2.100	08/02/13	6,465	6,544,941

				27,694,384

Diversified Capital Markets–0.1%
Credit Suisse New York (Switzerland)	4.375	08/05/20	6,350	6,407,229

Diversified Manufacturing–0.1%
Brascan Corp. (Canada)	7.125	06/15/12	1,330	1,428,485

Brookfield Asset Management, Inc. (Canada)	5.800	04/25/17	2,470	2,534,064

General Electric Co.	5.250	12/06/17	4,265	4,799,906

				8,762,455

Electric–0.3%
Electricite de France SA (France)(d)	4.600	01/27/20	2,100	2,309,317

Enel Finance International SA, (Luxembourg)(d)	5.125	10/07/19	6,605	6,841,216

FirstEnergy Solutions Corp.	6.050	08/15/21	4,550	4,863,675

Iberdrola Finance Ireland Ltd. (Ireland)(d)	3.800	09/11/14	2,100	2,155,233

Indianapolis Power & Light Co.(d)	6.300	07/01/13	1,330	1,487,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Equity and Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Electric–(continued)

NiSource Finance Corp.	6.800%	01/15/19	$2,040	$2,420,515

Progress Energy, Inc.	7.050	03/15/19	6,560	8,214,715

				28,292,481

Food & Beverage–0.3%
Anheuser-Busch InBev Worldwide, Inc.(d)	7.200	01/15/14	4,705	5,486,720

Bunge Ltd. Finance Corp.	8.500	06/15/19	315	381,590

ConAgra Foods, Inc.	7.000	10/01/28	1,342	1,655,795

ConAgra Foods, Inc.	8.250	09/15/30	4,085	5,548,322

FBG Finance Ltd. (Australia)(d)	5.125	06/15/15	6,815	7,571,374

Kraft Foods, Inc.	5.375	02/10/20	2,150	2,401,175

Kraft Foods, Inc.	6.875	02/01/38	842	1,039,015

Kraft Foods, Inc.	6.875	01/26/39	2,030	2,519,281

Kraft Foods, Inc.	7.000	08/11/37	7,025	8,758,043

				35,361,315

Food Retail–0.2%
Safeway, Inc.	3.950	08/15/20	11,320	11,512,038

Wrigley (WM) Jr., Co.(d)(e)	1.912	06/28/11	10,705	10,737,127

				22,249,165

Health Care Equipment–0.1%
Boston Scientific Corp.	5.450	06/15/14	5,896	6,170,164

CareFusion Corp.	4.125	08/01/12	5,885	6,169,801

				12,339,965

Health Care Services–0.1%
Express Scripts, Inc.	5.250	06/15/12	13,930	14,885,561

Integrated Energy–0.0%
Hess Corp.	6.000	01/15/40	3,175	3,477,679

Integrated Oil & Gas–0.0%
Shell International Finance BV (Netherlands)	3.100	06/28/15	1,920	2,019,373

Internet Retail–0.1%
Expedia, Inc.(d)	5.950	08/15/20	6,935	7,128,373

Investment Banking & Brokerage–0.3%
Charles Schwab Corp.	4.450	07/22/20	7,675	8,073,454

Jefferies Group, Inc.	6.875	04/15/21	8,855	9,433,848

Morgan Stanley	4.000	07/24/15	11,695	11,758,631

				29,265,933

Life & Health Insurance–0.1%
Aflac, Inc.	6.450	08/15/40	4,700	4,965,779

MetLife, Inc.	2.375	02/06/14	2,235	2,241,850

MetLife, Inc.	4.750	02/08/21	3,035	3,181,168

MetLife, Inc.	5.875	02/06/41	2,255	2,470,486

				12,859,283

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Equity and Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Life Insurance–0.3%
Aegon NV (Netherlands)	4.625%	12/01/15	$3,000	$3,163,184

MetLife, Inc., Ser A	6.817	08/15/18	3,070	3,659,529

Nationwide Financial Services, Inc.	6.250	11/15/11	3,155	3,289,066

Pacific LifeCorp(d)	6.000	02/10/20	3,350	3,664,922

Platinum Underwriters Finance, Inc., Ser B	7.500	06/01/17	3,100	3,437,344

Prudential Financial, Inc.	4.750	09/17/15	4,910	5,287,635

Prudential Financial, Inc.	6.625	12/01/37	3,395	3,929,751

Prudential Financial, Inc.	7.375	06/15/19	365	443,651

Reinsurance Group of America, Inc.	6.450	11/15/19	3,350	3,686,187

				30,561,269

Managed Health Care–0.1%
Aetna, Inc.	3.950	09/01/20	8,940	8,879,630

WellPoint, Inc.	4.350	08/15/20	5,460	5,645,493

				14,525,123

Media-Cable–0.3%
Comcast Corp.	5.150	03/01/20	3,280	3,580,039

Comcast Corp.	5.700	05/15/18	4,535	5,208,184

Comcast Corp.	6.450	03/15/37	2,000	2,293,801

Cox Communications, Inc.	7.250	11/15/15	5,000	6,022,876

DirecTV Holdings LLC	7.625	05/15/16	6,540	7,243,050

Time Warner Cable, Inc.	6.750	06/15/39	1,725	2,028,197

Time Warner Cable, Inc.	8.750	02/14/19	3,855	5,062,024

Time Warner, Inc.	5.875	11/15/16	2,595	3,007,297

				34,445,468

Media-Noncable–0.1%
Grupo Televisa SA (Mexico)	6.000	05/15/18	1,285	1,445,371

WPP Finance UK (United Kingdom)	8.000	09/15/14	3,125	3,682,710

				5,128,081

Metals–0.3%
Anglo American Capital PLC (United Kingdom)(d)	9.375	04/08/19	4,085	5,567,691

ArcelorMittal (Luxembourg)	9.850	06/01/19	6,840	8,616,424

Freeport-McMoRan Cooper & Gold, Inc.	8.375	04/01/17	5,365	5,966,886

Rio Tinto Finance USA Ltd. (Australia)	9.000	05/01/19	5,115	7,087,578

Southern Copper Corp.	5.375	04/16/20	1,145	1,200,766

Southern Copper Corp.	6.750	04/16/40	1,655	1,797,133

Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19	3,570	3,840,713

Vale Overseas Ltd. (Cayman Islands)	6.875	11/10/39	1,040	1,174,017

				35,251,208

Multi-Line Insurance–0.0%
CNA Financial Corp.	5.875	08/15/20	4,785	4,855,141

Noncaptive-Consumer Finance–0.8%
American Express Credit Corp., Ser C	7.300	08/20/13	7,075	8,101,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Equity and Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Noncaptive-Consumer Finance–(continued)

General Electric Capital Corp.	2.625%	12/28/12	$46,300	$48,320,505

General Electric Capital Corp.	5.625	05/01/18	9,325	10,320,487

General Electric Capital Corp.	5.875	01/14/38	2,775	2,861,865

Household Finance Corp.	6.375	10/15/11	6,316	6,672,066

HSBC Finance Corp.	5.500	01/19/16	740	809,220

HSBC Finance Corp.	6.750	05/15/11	4,430	4,612,254

				81,697,470

Office–0.1%
Digital Realty Trust, LP(d)	4.500	07/15/15	5,075	5,220,635

Oil & Gas Exploration & Production–0.1%
Petroleos Mexicanos (Mexico)(d)	5.500	01/21/21	5,545	5,787,349

Oil Field Services–0.0%
Petrobras International Finance Co. (Cayman Islands)	5.750	01/20/20	3,055	3,259,049

Other–0.0%
NASDAQ OMX Group, Inc.	5.550	01/15/20	4,325	4,597,123

Other Diversified Financial Services–0.1%
Erac USA Finance Co.(d)	2.750	07/01/13	4,455	4,546,104

Erac USA Finance Co.(d)	5.800	10/15/12	1,195	1,294,599

JPMorgan Chase & Co.	4.400	07/22/20	5,520	5,611,699

				11,452,402

Packaged Foods & Meats–0.0%
Grupo Bimbo SAB de CV (Mexico)(d)	4.875	06/30/20	4,480	4,667,015

Paper Packaging–0.0%
Sealed Air Corp.	7.875	06/15/17	1,765	1,922,187

Pipelines–0.2%
Enterprise Products Operating LLC	5.250	01/31/20	2,325	2,521,670

Enterprise Products Operating LLC	6.500	01/31/19	4,310	5,025,842

Plains All American Pipeline LP	6.700	05/15/36	2,815	3,091,637

Spectra Energy Capital LLC	7.500	09/15/38	2,245	2,805,930

Texas Eastern Transmission LP	7.000	07/15/32	3,835	4,781,933

				18,227,012

Property & Casualty Insurance–0.0%
AIG SunAmerica Global Financing VI(d)	6.300	05/10/11	1,775	1,811,609

Railroads–0.1%
CSX Corp.	6.150	05/01/37	1,710	1,969,271

CSX Corp.	6.750	03/15/11	5,000	5,161,945

				7,131,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Equity and Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

REITS–0.1%
Boston Properties LP	5.875%	10/15/19	$3,850	$4,314,852

WEA Finance LLC(d)	6.750	09/02/19	4,725	5,595,480

				9,910,332

Restaurants–0.1%
Yum! Brands, Inc.	5.300	09/15/19	4,215	4,727,828

Yum! Brands, Inc.	6.250	03/15/18	1,130	1,340,405

				6,068,233

Retailers–0.2%
CVS Lease Pass-Through Trust	6.036	12/10/28	7,604	8,041,819

Home Depot, Inc.	5.875	12/16/36	4,560	4,862,164

Kohl’s Corp.	6.875	12/15/37	4,210	5,359,026

Wal-Mart Stores, Inc.	5.250	09/01/35	2,060	2,241,037

Wal-Mart Stores, Inc.	6.500	08/15/37	710	909,782

				21,413,828

Sovereigns–0.0%
Korea Development Bank(Republic of Korea (South Korea))	4.375	08/10/15	3,360	3,547,538

Steel–0.1%
ArcelorMittal (Luxembourg)	3.750	08/05/15	8,330	8,297,870

Supermarkets–0.1%
Delhaize Group (Belgium)	5.875	02/01/14	3,780	4,265,116

Kroger Co.	6.900	04/15/38	1,000	1,258,896

				5,524,012

Technology–0.1%
Corning, Inc.	6.625	05/15/19	715	860,996

Corning, Inc.	7.250	08/15/36	1,160	1,368,091

IBM Corp.	5.600	11/30/39	2,310	2,730,754

Xerox Corp.	5.625	12/15/19	890	991,470

Xerox Corp.	6.350	05/15/18	2,795	3,217,640

				9,168,951

Tobacco–0.1%
BAT International Finance PLC (United Kingdom)(d)	9.500	11/15/18	3,465	4,709,796

Philip Morris International, Inc.	5.650	05/16/18	4,510	5,260,435

				9,970,231

Wireline–0.4%
AT&T Corp.	8.000	11/15/31	61	84,218

AT&T, Inc.	6.300	01/15/38	8,767	10,161,792

AT&T, Inc.(d)	5.350	09/01/40	2,044	2,068,086

Deutsche Telekom International Finance BV (Netherlands)	8.750	06/15/30	2,485	3,511,489

SBC Communications, Inc.	6.150	09/15/34	3,610	3,988,069

Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	6,160	7,026,494

Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	3,260	3,782,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Equity and Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Wireline–(continued)

Telefonica Europe (Netherlands)	8.250%	09/15/30	$5,750	$7,596,448

Verizon Communications, Inc.	6.350	04/01/19	3,930	4,763,045

Verizon Communications, Inc.	8.950	03/01/39	3,435	5,192,512

				48,174,298

Total Corporate Bonds–10.2%				1,093,747,223

United States Treasury Obligations–6.9%
United States Treasury Bonds	3.500	02/15/39	30,000	29,840,627

United States Treasury Bonds	4.250	05/15/39	9,700	10,959,485

United States Treasury Bonds	4.375	11/15/39	13,000	14,986,562

United States Treasury Bonds	4.625	02/15/40	17,900	21,479,999

United States Treasury Bonds	6.125	11/15/27	19,000	26,623,749

United States Treasury Bonds	8.000	11/15/21	3,557	5,394,969

United States Treasury Notes	1.375	09/15/12	21,200	21,574,313

United States Treasury Notes	1.500	12/31/13	25,000	25,574,218

United States Treasury Notes	1.750	08/15/12	4,080	4,181,044

United States Treasury Notes	1.750	03/31/14	9,500	9,786,484

United States Treasury Notes	2.000	09/30/10	10,000	10,012,600

United States Treasury Notes	2.125	11/30/14	75,435	78,593,840

United States Treasury Notes	2.250	01/31/15	19,180	20,067,075

United States Treasury Notes	2.375	10/31/14	225,565	237,301,427

United States Treasury Notes	2.625	07/31/14	95,125	101,040,587

United States Treasury Notes	3.375	11/15/19	20,000	21,606,250

United States Treasury Notes	3.625	08/15/19	56,760	62,613,374

United States Treasury Notes	3.750	11/15/18	34,000	38,080,000

Total United States Treasury Obligations–6.9%				739,716,603

Foreign Government Obligations–0.3%
Brazilian Government International Bond (Brazil)	6.000	01/17/17	16,195	18,705,225

Italian Republic (Italy)	6.875	09/27/23	6,235	7,762,844

Republic of Peru (Peru)	7.125	03/30/19	1,615	2,004,457

Total Foreign Government Obligations–0.3%				28,472,526

Municipal Bonds–0.3%
California–0.0%
California St Taxable Var Purp 3	5.950	04/01/16	2,390	2,639,922

Georgia–0.1%
Municipal Elec Auth GA Build America Bonds	6.655	04/01/57	4,980	5,270,583

Municipal Elec Auth GA Build America Bonds Taxable Plt	6.637	04/01/57	2,600	2,787,538

				8,058,121

Illinois–0.1%
Chicago, IL O’Hare Intl Arpt Build America Bonds	6.395	01/01/40	1,480	1,643,792

Chicago, IL Transit Auth Sales Tax Receipts Rev Build America Bonds, Ser B	6.200	12/01/40	3,945	4,000,901

Illinois St Toll Hwy Auth Toll Hwy Rev Build America Bonds Direct Pmt Taxable Sr Priority	6.184	01/01/34	2,970	3,194,086

				8,838,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Equity and Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

New York–0.1%
New York Build America Bonds	5.968%	03/01/36	$3,555	$3,935,563

Texas–0.0%
Texas St Trans Commn Taxable First Tier, Ser B	5.028	04/01/26	3,360	3,699,998

Total Municipal Bonds–0.3%				27,172,383

Asset Backed Securities–0.1%
ARI Fleet Lease Trust(d)(e)	1.726	08/15/18	3,216	3,216,741

GE Dealer Floorplan Master Note Trust(d)(e)	1.816	10/20/14	5,075	5,143,498

Total Asset Backed Securities–0.1%				8,360,239

Total Long-Term Investments–97.5% (Cost $10,640,439,187)				10,429,702,824

	Shares	Value

Money Market Funds–2.3%
Liquid Assets Portfolio–Institutional Class(b)	124,404,885	$124,404,885

Premier Portfolio–Institutional Class(b)	124,404,885	124,404,885

Total Money Market Funds–2.3% (Cost $248,809,770)		248,809,770

Short-Term Investments–0.0%
United States Government Agency Obligations–0.0%
United States Treasury Bill ($3,400,000 par, yielding 0.202%, 10/28/10 maturity)(f) (Cost $3,398,928)		3,398,928

TOTAL INVESTMENTS–99.8% (Cost $10,892,647,885)		10,681,911,522

OTHER ASSETS IN EXCESS OF LIABILITIES–0.2%		18,317,424

NET ASSETS–-100.0%		$10,700,228,946

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.
(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.
(c)	Variable Rate Coupon
(d)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(e)	Floating Rate Coupon
(f)	All or a portion of this security has been physically segregated in connection with open futures contracts.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Equity and Income Fund

Futures Contracts Outstanding as of August 31, 2010
		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Note 2-Year Futures, December 2010
(Current Notional Value of $219,141 per contract)	1,741	$186,785

Short Contracts:
U.S. Treasury Bond 30-Year Futures, December 2010
(Current Notional Value of $135,031 per contract)	262	(106,988)

U.S. Treasury Notes 5-Year Futures, December 2010
(Current Notional Value of $120,320 per contract)	1,669	(1,294,364)

U.S. Treasury Note 10-Year Futures, September 2010
(Current Notional Value of $126,500 per contract)	1,143	(6,892,609)

Total Short Contracts	3,074	(8,293,961)

Total Futures Contracts	4,815	$(8,107,176)

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 3 in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Investments in an Asset Position
Equity Securities
Common Stocks (excluding ADR securities)	$5,978,092,108	$—	$—	$5,978,092,108

ADR Securities	464,784,655	141,435,526	—	606,220,181

Convertible Preferred Stocks	143,121,805	58,980,577	—	202,102,382

Money Market Funds	248,809,770	—	—	248,809,770

Convertible Corporate Obligations	—	1,745,819,179	—	1,745,819,179

Corporate Bonds	—	1,093,747,223	—	1,093,747,223

United States Treasury Obligations	—	739,716,603	—	739,716,603

Foreign Government Obligations	—	28,472,526	—	28,472,526

Municipal Bonds	—	27,172,383	—	27,172,383

Asset Backed Securities	—	8,360,239	—	8,360,239

Short-Term Investments	—	3,398,928	—	3,398,928

Futures	186,785	—	—	186,785

Total Investments in an Asset Position	$6,834,995,123	$3,847,103,184	$—	$10,682,098,307

Investments in a Liability Position
Futures	$(8,293,961)	$—	$—	$(8,293,961)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Equity and Income Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $10,643,838,115)	$10,433,101,752

Investments in affiliated money market funds, at value and cost	248,809,770

Cash	5

Receivables:
Interest	29,212,874

Dividends	19,718,339

Investments sold	15,701,721

Fund shares sold	10,796,805

Other	69,427

Total assets	10,757,410,693

Liabilities:
Payables:
Fund shares repurchased	24,418,674

Investments purchased	21,396,681

Distributor and affiliates	6,325,745

Variation margin on futures	1,139,132

Accrued expenses	3,901,515

Total liabilities	57,181,747

Net assets	$10,700,228,946

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$11,667,764,220

Accumulated undistributed net investment income	38,387,747

Net unrealized appreciation (depreciation)	(218,843,539)

Accumulated net realized gain (loss)	(787,079,482)

Net assets	$10,700,228,946

Maximum offering price per share:

Class A Shares:
Net asset value and redemption price per share (Based on net assets of $7,560,462,147 and 1,003,430,664 shares of beneficial interest issued and outstanding)	$7.53

Maximum sales charge (5.50% of offering price)	0.44

Maximum offering price to public	$7.97

Class B Shares:
Net asset value and offering price per share (Based on net assets of $1,278,734,229 and 173,061,758 shares of beneficial interest issued and outstanding)	$7.39

Class C Shares:
Net asset value and offering price per share (Based on net assets of $1,211,088,790 and 163,207,905 shares of beneficial interest issued and outstanding)	$7.42

Class R Shares:
Net asset value and offering price per share (Based on net assets of $172,143,381 and 22,753,587 shares of beneficial interest issued and outstanding)	$7.57

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $414,202,899 and 54,942,806 shares of beneficial interest issued and outstanding)	$7.54

Institutional Share Class:
Net asset value and offering price per share (Based on net assets of $63,597,500 and 8,436,538 shares of beneficial interest issued and outstanding)	$7.54

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Equity and Income Fund

Statements of Operations

For the period January 1, 2010 through August 31, 2010 and the year ended December 31, 2009

	For the	For the
	eight months ended	year ended
	August 31,	December 31,
	2010	2009

Investment income:
Dividends (net of foreign taxes of $989,792 and $3,859,222)	$118,287,775	$192,084,331

Interest	90,705,150	143,064,008

Total income	208,992,925	335,148,339

Expenses:
Investment advisory fee	27,578,844	39,904,669

Distribution fees
Class A	13,669,074	19,676,007

Class B	3,787,038	3,892,009

Class C	8,807,407	12,776,200

Class R	593,631	745,061

Transfer agent fees — A, B, C, R and Y	10,233,551	19,240,793

Transfer agent fees Institutional	5,491	-0-

Reports to shareholders	1,582,123	1,976,225

Administrative services fees	1,026,491	1,487,794

Trustees’ and officers’ fees and benefits	245,424	262,712

Custody	231,319	484,682

Professional fees	209,428	528,502

Registration fees	109,132	149,804

Other	197,788	359,401

Total expenses	68,276,741	101,483,859

Expense reduction	71,576	-0-

Net expenses	68,205,165	101,483,859

Net investment income	140,787,760	233,664,480

Realized and unrealized gain (loss):
Realized gain (loss) on sales of unaffiliated investments	426,910,722	(19,301,613)

Realized gain (loss) on sales of affiliated investments	-0-	(7,274,392)

Swap contracts	80,232	150,369,078

Futures contracts	(15,351,081)	3,235,175

Foreign currency transactions	-0-	(78,923)

Written options	-0-	(2,340,738)

Net realized gain	411,639,873	124,608,587

Unrealized appreciation (depreciation):
Beginning of the period	585,509,667	(1,393,959,583)

End of the period:
Investments	(210,736,363)	583,835,030

Futures contracts	(8,107,176)	1,669,337

Swap contracts	-0-	5,300

	(218,843,539)	585,509,667

Net unrealized appreciation (depreciation) during the period	(804,353,206)	1,979,469,250

Net realized and unrealized gain (loss)	(392,713,333)	2,104,077,837

Net increase (decrease) in net assets from operations	$(251,925,573)	$2,337,742,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Equity and Income Fund

Statements of Changes in Net Assets

For the period January 1, 2010 through August 31, 2010 and the years ended December 31, 2009 and 2008

	For the	For the	For the
	eight months ended	year ended	year ended
	August 31,	December 31,	December 31,
	2010	2009	2008

From investment activities:
Operations:
Net investment income	$140,787,760	$233,664,480	$397,313,444

Net realized gain (loss)	411,639,873	124,608,587	(1,232,625,977)

Net unrealized appreciation (depreciation) during the period	(804,353,206)	1,979,469,250	(3,550,450,672)

Change in net assets from operations	(251,925,573)	2,337,742,317	(4,385,763,205)

Distributions from net investment income:
Class A	(78,392,006)	(169,870,784)	(311,097,826)

Class B	(13,309,304)	(34,279,040)	(67,418,301)

Class C	(7,935,103)	(18,888,668)	(39,897,038)

Class R	(1,478,570)	(2,837,918)	(4,776,162)

Class Y	(5,662,982)	(10,397,866)	(12,268,513)

Institutional Class	(53)	-0-	-0-

	(106,778,018)	(236,274,276)	(435,457,840)

Distributions from net realized gain:
Class A	-0-	-0-	(9,737,846)

Class B	-0-	-0-	(2,204,383)

Class C	-0-	-0-	(1,736,510)

Class R	-0-	-0-	(154,420)

Class Y	-0-	-0-	(327,844)

Institutional Class	-0-	-0-	-0-

	-0-	-0-	(14,161,003)

Total distributions	(106,778,018)	(236,274,276)	(449,618,843)

Net change in net assets from investment activities	(358,703,591)	2,101,468,041	(4,835,382,048)

From capital transactions:
Proceeds from shares sold	1,129,565,763	1,465,117,527	2,256,739,415

Net asset value of shares issued through dividend reinvestment	98,637,404	217,024,419	410,686,331

Cost of shares repurchased	(2,234,360,492)	(3,473,291,737)	(5,308,254,206)

Net change in net assets from capital transactions	(1,006,157,325)	(1,791,149,791)	(2,640,828,460)

Total increase (decrease) in net assets	(1,364,860,916)	310,318,250	(7,476,210,508)

Net assets:
Beginning of the period	12,065,089,862	11,754,771,612	19,230,982,120

End of the period (including accumulated undistributed net investment income (loss) of $38,387,747, $(347,446) and $(26,087,660), respectively)	$10,700,228,946	$12,065,089,862	$11,754,771,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Equity and Income Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Eight months
	ended
	August 31,		Year ended December 31,
	2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$7.79		$6.45		$8.84		$9.12		$8.68		$8.62

Net investment income	0.10	(a)	0.15	(a)	0.20	(a)	0.22	(a)	0.20	(a)	0.17

Net realized and unrealized gain (loss)	(0.28)		1.34		(2.36)		0.08		0.86		0.49

Total from investment operations	(0.18)		1.49		(2.16)		0.30		1.06		0.66

Less:
Distributions from net investment income	0.08		0.15		0.22		0.22		0.20		0.18

Distributions from net realized gain	-0-		-0-		0.01		0.36		0.42		0.42

Total distributions	0.08		0.15		0.23		0.58		0.62		0.60

Net asset value, end of the period	$7.53		$7.79		$6.45		$8.84		$9.12		$8.68

Total return	(2.40	)%(b)	23.51	%(c)	(24.78	)%(c)	3.26	%(c)	12.53	%(c)	7.81	%(c)

Net assets at end of the period (in millions)	$7,560.5		$8,395.7		$8,214.1		$13,332.5		$12,604.9		$10,376.7

Ratio of expenses to average net assets	0.78	%(d)	0.82%		0.79%		0.76%		0.78%		0.78%

Ratio of net investment income to average net assets	1.89	%(d)	2.15%		2.59%		2.32%		2.29%		1.98%

Portfolio turnover(e)	24%		78%		56%		35%		39%		38%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $8,219,270.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Van Kampen Equity and Income Fund

Financial Highlights—(continued)

	Class B Shares
	Eight months
	ended
	August 31,		Year ended December 31,
	2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$7.64		$6.33		$8.68		$8.97		$8.55		$8.49

Net investment income	0.09	(a)	0.14	(a)	0.20	(a)	0.17	(a)	0.13	(a)	0.11

Net realized and unrealized gain (loss)	(0.27)		1.32		(2.32)		0.08		0.84		0.49

Total from investment operations	(0.18)		1.46		(2.12)		0.25		0.97		0.60

Less:
Distributions from net investment income	0.07		0.15		0.22		0.18		0.13		0.12

Distributions from net realized gain	-0-		-0-		0.01		0.36		0.42		0.42

Total distributions	0.07		0.15		0.23		0.54		0.55		0.54

Net asset value, end of the period	$7.39		$7.64		$6.33		$8.68		$8.97		$8.55

Total return	(2.40	)%(b)(c)	23.48	%(d)(f)	(24.78	)%(d)(f)	2.71	%(d)(f)	11.66	%(d)	7.15	%(d)

Net assets at end of the period (in millions)	$1,278.7		$1,594.1		$1,693.8		$2,978.3		$3,270.4		$3,222.1

Ratio of expenses to average net assets	0.91	%(c)(e)	0.82	%(f)	0.79	%(f)	1.25	%(f)	1.53%		1.53%

Ratio of net investment income to average net assets	1.76	%(c)(e)	2.16	%(f)	2.59	%(f)	1.83	%(f)	1.54%		1.22%

Portfolio turnover(g)	24%		78%		56%		35%		39%		38%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of 0.38%.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,479,602.
(f)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

	Class C Shares
	Eight months
	ended
	August 31,		Year ended December 31,
	2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$7.68		$6.36		$8.72		$9.01		$8.58		$8.52

Net investment income	0.06	(a)	0.09	(a)	0.14	(a)	0.14	(a)	0.14	(a)	0.11

Net realized and unrealized gain (loss)	(0.27)		1.33		(2.32)		0.08		0.84		0.49

Total from investment operations	(0.21)		1.42		(2.18)		0.22		0.98		0.60

Less:
Distributions from net investment income	0.05		0.10		0.17		0.15		0.13		0.12

Distributions from net realized gain	-0-		-0-		0.01		0.36		0.42		0.42

Total distributions	0.05		0.10		0.18		0.51		0.55		0.54

Net asset value, end of the period	$7.42		$7.68		$6.36		$8.72		$9.01		$8.58

Total return	(2.81	)%(b)(c)	22.63	%(d)(f)	(25.33	)%(d)(f)	2.41	%(d)	11.73	%(d)	7.12	%(d)

Net assets at end of the period (in millions)	$1,211.1		$1,375.5		$1,340.4		$2,333.4		$2,267.4		$1,968.8

Ratio of expenses to average net assets	1.52	%(c)(e)	1.56	%(f)	1.50	%(f)	1.51%		1.53%		1.53%

Ratio of net investment income to average net assets	1.15	%(c)(e)	1.40	%(f)	1.88	%(f)	1.57%		1.54%		1.22%

Portfolio turnover(g)	24%		78%		56%		35%		39%		38%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of 0.99%.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,334,831.
(f)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Van Kampen Equity and Income Fund

Financial Highlights—(continued)

	Class R Shares
	Eight months
	ended
	August 31,		Year ended December 31,
	2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$7.83		$6.48		$8.87		$9.16		$8.72		$8.65

Net investment income	0.09	(a)	0.13	(a)	0.18	(a)	0.19	(a)	0.18	(a)	0.15

Net realized and unrealized gain (loss)	(0.28)		1.35		(2.36)		0.08		0.86		0.50

Total from investment operations	(0.19)		1.48		(2.18)		0.27		1.04		0.65

Less:
Distributions from net investment income	0.07		0.13		0.20		0.20		0.18		0.16

Distributions from net realized gain	-0-		-0-		0.01		0.36		0.42		0.42

Total distributions	0.07		0.13		0.21		0.56		0.60		0.58

Net asset value, end of the period	$7.57		$7.83		$6.48		$8.87		$9.16		$8.72

Total return	(2.51	)%(b)	23.25	%(c)	(24.89	)%(c)	2.87	%(c)	12.20	%(c)	7.65	%(c)

Net assets at end of the period (in millions)	$172.1		$169.7		$148.4		$192.9		$151.8		$101.8

Ratio of expenses to average net assets	1.03	%(d)	1.07%		1.04%		1.01%		1.03%		1.03%

Ratio of net investment income to average net assets	1.64	%(d)	1.88%		2.35%		2.07%		2.04%		1.73%

Portfolio turnover(e)	24%		78%		56%		35%		39%		38%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $178,333.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

	Class Y Sharesˆ
	Eight months
	ended
	August 31,		Year ended December 31,
	2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$7.79		$6.45		$8.84		$9.12		$8.69		$8.61

Net investment income	0.11	(a)	0.16	(a)	0.22	(a)	0.24	(a)	0.23	(a)	0.17

Net realized and unrealized gain (loss)	(0.28)		1.35		(2.36)		0.08		0.84		0.53

Total from investment operations	(0.17)		1.51		(2.14)		0.32		1.07		0.70

Less:
Distributions from net investment income	0.08		0.17		0.24		0.24		0.22		0.20

Distributions from net realized gain	-0-		-0-		0.01		0.36		0.42		0.42

Total distributions	0.08		0.17		0.25		0.60		0.64		0.62

Net asset value, end of the period	$7.54		$7.79		$6.45		$8.84		$9.12		$8.69

Total return	(2.15	)%(b)	23.82	%(c)	(24.60	)%(c)	3.52	%(c)	12.68	%(c)	8.33	%(c)

Net assets at end of the period (in millions)	$414.2		$530.0		$358.1		$392.8		$154.7		$58.7

Ratio of expenses to average net assets	0.53	%(d)	0.57%		0.54%		0.51%		0.53%		0.55%

Ratio of net investment income to average net assets	2.15	%(d)	2.34%		2.85%		2.57%		2.53%		2.17%

Portfolio turnover(e)	24%		78%		56%		35%		39%		38%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $512,136.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Van Kampen Equity and Income Fund

Financial Highlights—(continued)

Institutional Class
June 1, 2010
(Commencement of
operations) to
August 31,
2010

Net asset value, beginning of the period	$7.59

Net investment income(a)	0.03

Net realized and unrealized gain (loss)	(0.04)

Total from investment operations	(0.01)

Distributions from net investment income	0.04

Net asset value, end of the period	$7.54

Total return(b)	(0.13)%

Net assets at end of the period (in millions)	$63.6

Ratio of expenses to average net assets(c)	0.45%

Ratio of net investment income to average net assets(c)	1.79%

Portfolio turnover(d)	24%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $44,050.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Equity and Income Fund, is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On August 31, 2010, the Fund’s fiscal year-end changed from December 31 to August 31.
  Prior to June 1, 2010, the Fund operated as Van Kampen Equity and Income Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (The “Reorganization Date”) through the transfer of all its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C, Class R and Class I shares received Class A, Class B, Class C, Class R and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

28        Invesco Van Kampen Equity And Income Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

29        Invesco Van Kampen Equity And Income Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the

30        Invesco Van Kampen Equity And Income Fund

contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
K.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently valued to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

31        Invesco Van Kampen Equity And Income Fund

N.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
O.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $17,678,037 and $39,904,669 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets for the period January 1, 2010 to May 31, 2010 and for the year ended December 31, 2009, respectively.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization Date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.82%, 1.57%, 1.57%, 1.07%, 0.57% and 0.57% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended August 31, 2010, the Adviser waived fees of $71,576.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $299,086 and $770,617 to VKII for the period January 1, 2010 to May 31, 2010 and the year ended December 31, 2009, respectively. For the period ended August 31, 2010 and the year ended December 31, 2009, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended August 31, 2010, IIS was paid $4,245,770 for providing such services. Prior to the Reorganization, the Acquired Fund paid $2,482,997 and $5,797,296 to Van Kampen Investor Services Inc., which served as the Acquired

32        Invesco Van Kampen Equity And Income Fund

Fund’s transfer agent, for the period January 1, 2010 to May 31, 2010 and for the year ended December 31, 2009. For the period ended August 31, 2010 and the year ended December 31, 2009, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B, Class C and Class R shares. Pursuant to such agreements, the Acquired Fund paid $17,152,807 and $37,089,277 to VKFI for the period January 1, 2010 to May 31, 2010 and the year ended December 31, 2009, respectively.
  For the period ended August 31, 2010 and the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $281,605 in front-end sales commissions from the sale of Class A shares and $2,505, $451,290 and $12,009 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period January 1, 2010 to May 31, 2010, VKFI retained $850,761 in front-end sales commissions from the sale of Class A shares and $839,804, for CDSC imposed on redemptions by shareholders. For the year ended December 31, 2009, VKFI retained $1,756,500 in front-end sales commissions from the sale of Class A shares and $2,436,500, for CDSC imposed on redemptions by shareholders.
  The Acquired Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of Van Kampen, totaling $0 and $338,204 for the period January 1, 2010 to May 31, 2010 and the year ended December 31, 2009, respectively.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

33        Invesco Van Kampen Equity And Income Fund

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$186,785	$(8,293,961)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Futures*	Swap Agreements*

Realized Gain (Loss)
Credit risk	$-0-	$80,232

Interest rate risk	(15,351,081)	-0-

Total	$(15,351,081)	$80,232

Change in Unrealized Appreciation (Depreciation)
Credit risk	$-0-	$(5,300)

Interest rate risk	(9,776,513)	-0-

Total	$(9,776,513)	$(5,300)

*	The average value of futures and swap agreements outstanding during the period was $632,803,551, and $963,000, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended August 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. For the period January 1, 2010 to May 31, 2010, the Acquired Fund recognized expenses of $161,427 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund. For the year ended December 31, 2009, the Acquired Fund recognized expenses of $485,300 representing legal services provided by Skadden.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

34        Invesco Van Kampen Equity And Income Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Eight Months Ended August 31, 2010 and the Years Ended December 31, 2009 and 2008:

	August 31, 2010	December 31, 2009	December 31, 2008

Ordinary income	$106,778,018	$236,274,276	$435,457,840

Long-term capital gain	-0-	-0-	14,161,003

Total distributions	$106,778,018	$236,274,276	$449,618,843

Tax Components of Net Assets at Period-End:

August 31, 2010

Undistributed ordinary income	$48,938,655

Net unrealized appreciation (depreciation) — investments	(225,802,461)

Capital loss carryforward	(790,671,468)

Shares of beneficial interest	11,667,764,220

Total net assets	$10,700,228,946

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $396,662,056 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

08/31/2016	$352,132,679

08/31/2017	438,538,789

Total capital loss carryforward	$790,671,468

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund from January 1, 2010 to August 31, 2010 was $2,408,045,187 and $3,041,524,617, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $317,187,820 and $620,377,013. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$530,952,773

Aggregate unrealized (depreciation) of investment securities	(756,755,234)

Net unrealized appreciation (depreciation) of investment securities	$(225,802,461)

Cost of investments for tax purposes is $10,907,713,983.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2010, accumulated undistributed net investment income (loss) was increased by $4,725,451, accumulated net realized gain (loss) was decreased by $2,983,612 and shares of beneficial interest decreased by $1,741,839. This reclassification had no effect on the net assets of the Fund.

35        Invesco Van Kampen Equity And Income Fund

NOTE 10—Share Information

	For the				For the		For the
	eight months ended				year ended		year ended
	August 31, 2010(a)				December 31, 2009		December 31, 2008
	Shares		Value		Shares	Value	Shares	Value

Sales:
Class A	98,417,827(b	)	$775,393,804(b	)	152,455,661	$1,019,540,444	209,752,460	$1,632,378,217

Class B	9,862,974		76,560,048		17,040,669	112,317,617	20,444,876	156,684,986

Class C	8,006,841		62,607,051		14,723,990	97,030,036	22,766,621	174,710,806

Class R	5,995,073		47,243,796		7,528,313	50,828,631	11,383,764	90,560,554

Class Y	13,491,946		104,059,515		27,440,102	185,400,799	26,999,012	202,404,852

Institutional Class	8,655,060		63,701,549		-0-	-0-	-0-	-0-

Total Sales	144,429,721		$1,129,565,763		219,188,735	$1,465,117,527	291,346,733	$2,256,739,415

Dividend reinvestment:
Class A	9,608,352		$74,626,926		24,446,316	$161,015,444	40,048,573	$302,283,375

Class B	1,636,496		12,524,790		4,987,667	32,122,352	8,744,988	64,763,050

Class C	870,817		6,684,401		2,469,812	15,782,993	4,593,803	34,171,381

Class R	160,236		1,249,945		346,588	2,295,727	519,488	3,913,802

Class Y	459,192		3,551,289		864,221	5,807,903	743,947	5,554,723

Institutional Class	7		53		-0-	-0-	-0-	-0-

Total Dividend Reinvestment	12,735,100		$98,637,404		33,114,604	$217,024,419	54,650,799	$410,686,331

Repurchases:
Class A	(182,005,149)		$(1,429,879,461)		(373,158,614)	$(2,461,244,129)	(485,002,634)	$(3,687,403,278)

Class B	(46,975,980	)(b)	(363,246,164	)(b)	(81,100,246)	(528,724,358)	(104,834,921)	(783,122,460)

Class C	(24,667,895)		(191,292,984)		(48,861,338)	(317,406,185)	(84,462,156)	(633,567,762)

Class R	(5,083,175)		(40,217,738)		(9,103,508)	(60,374,499)	(10,732,968)	(82,103,959)

Class Y	(27,008,434)		(208,035,130)		(15,826,484)	(105,542,566)	(16,669,258)	(122,056,747)

Institutional Class	(218,529)		(1,689,015)		-0-	-0-	-0-	-0-

Total Repurchases	(285,959,162)		$(2,234,360,492)		(528,050,190)	$(3,473,291,737)	(701,701,937)	$(5,308,254,206)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 0.6% of the outstanding shares of the Fund are owned by Invesco or an investment advisor under common control with Invesco.
(b)	Includes automatic conversion of 13,997,523 Class B shares into 13,730,129 Class A shares at a value of $107,228,226.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 11—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

36        Invesco Van Kampen Equity And Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Van Kampen Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Equity and Income Fund (formerly known as Van Kampen Equity and Income Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, the statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

37        Invesco Van Kampen Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account values and expenses of the Institutional Class shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010, through August 31, 2010. The actual ending account value and expenses of the Institutional Class shares in the example below are based on an investment of $1,000 invested as of close of business June 1, 2010 (commencement date) and held through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business June 1, 2010 through August 31, 2010 for the Institutional Class shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Institutional Class shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[3]	Ratio[4]
A	$1,000.00	$967.29	$3.82	$1,021.32	$3.92	0.77%

B	1,000.00	967.18	4.71	1,020.42	4.84	0.95

C	1,000.00	963.17	7.47	1,017.59	7.68	1.51

R	1,000.00	966.26	5.06	1,020.06	5.19	1.02

Y	1,000.00	968.56	2.58	1,022.58	2.65	0.52

Institutional	1,000.00	998.74	1.12	1,022.94	2.29	0.45

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010, through August 31, 2010 (as of close of business June 1, 2010 through August 31, 2010 for the Institutional Class shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Institutional Class shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 91 (as of close of business June 1, 2010 through August 31, 2010)/365. Because the Institutional Class shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Institutional Class shares of the Fund and other funds because such data is based on a full six month period.
[4]	The expense ratios for Class B and C Shares reflect actual 12b-1 fees of less than 1%.

38        Invesco Van Kampen Equity And Income Fund

Approval of Investment Advisory and Sub-Advisory Agreements With Invesco Advisers, Inc. And Its Affiliates

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Equity and Income Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco

39        Invesco Van Kampen Equity and Income Fund

Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

40        Invesco Van Kampen Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	78.62%
Corporate Dividends Received Deduction*	62.84%
U.S. Treasury Obligations*	5.34%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41        Invesco Van Kampen Equity And Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-EQI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders                                          August 31, 2010

Invesco Van Kampen Equity Premium
Income Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
15	Financial Highlights
19	Notes to Financial Statements
26	Auditor’s Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Agreements
30	Tax Information
31	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Van Kampen Equity Premium Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen Equity Premium Income Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen Equity Premium Income Fund was reorganized into Invesco Van Kampen Equity Premium Income Fund. Effective June 25, 2010, Anthony Shufflebotham, Glen Murphy, Ralph Coutant, Lawson McWhorter and Anne Unflat managed the Fund. A listing of your Fund’s managers appears later in this report.
     For the fiscal year ended August 31, 2010, Class A shares of Invesco Van Kampen Equity Premium Income Fund, at net asset value (NAV), lagged the CBOE S&P 500 BuyWrite Index and the Custom Invesco Van Kampen Equity Premium Income Index (75% CBOE S&P 500 BuyWrite Index/25% S&P 500 Index), but outperformed the broad-based S&P 500 Index. The Fund seeks current income with a secondary investment objective of long-term capital appreciation.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.26%

Class B Shares	4.40

Class C Shares	4.40

Class Y Shares	5.37

S&P 500 Index▼ (Broad Market Index)	4.93

Custom Invesco Van Kampen Equity Premium Income Index▪ (Style-Specific Index)	5.99

CBOE S&P 500 BuyWrite Index[s] (Style-Specific Index)	6.28

▼ Lipper Inc.; ▪ Invesco, Lipper Inc.; s Bloomberg

How we invest
We manage your Fund to provide exposure to large-cap core equity stocks using both an options portfolio and an underlying stock portfolio. The underlying stock portfolio strives to outperform the S&P 500 Index while potentially minimizing the amount of additional risk relative to the index. The Fund may be used as a long-term allocation to large cap stocks that complements other style-specific strategies within a diversified asset allocation strategy.
     Our investment process integrates the following key steps:
■ Universe development
■ Stock rankings
■ Risk assessment
■ Portfolio construction
■ Trading
     While the companies included in the S&P 500 Index are used as a general guide for developing the Fund’s investable universe, non-benchmark stocks may also be considered. Each stock in the universe is evaluated on four factors: company earnings momentum, price trend, management action and relative valuation. The scores from these four factors are combined to arrive at an overall alpha score (excess return forecast) for each stock. Each alpha score is relative to the other securities within the same industry. Stocks are also evaluated on a multitude of other factors to develop a stock-specific risk forecast and transaction cost forecast.

     We then incorporate the alpha forecast, risk forecast and transaction cost forecast using an optimizer (a software tool) to build a portfolio that we believe is an optimal balance of the stocks’ potential risk and return. This portfolio is constructed according to certain constraints to increase the probability that the Fund’s relative performance and volatility remain within strategy guidelines. We continually monitor the portfolio and the overall investment process is repeated on a monthly basis to determine which companies should be bought or sold.
     In terms of risk management, we seek to minimize any style biases in the portfolio. Active managers typically add value in one of, or a combination of, four areas: beta bias (relative volatility), style bias, stock selection and sector/industry over- and underweight. We attempt to add value through our stock selection decisions. Consequently, our risk management process seeks to neutralize the Fund’s exposure relative to the benchmark with regard to beta, style and sector/industry exposures.
      For the options portfolio, the Fund writes CBOE S&P 500 call options. This type of investment is a derivative instrument since the price is derived from one or more underlying assets. The derivative itself is a contract between two or more parties. The call that is sold (or written) will have approximately one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The premium collected from the sale of the call is added to the portfolio’s total value. The call is held until its expiration, at which time a new one-month, near-the-money call is written. The expired option, if exercised, is settled in cash. Near the money is the relationship between an

Portfolio Composition
By sector

Information Technology	20.1%

Consumer Discretionary	15.8

Financials	13.3

Health Care	12.7

Energy	12.4

Consumer Staples	8.6

Telecommunication Services	5.2

Materials	4.5

Industrials	2.7

Utilities	1.6

Money Market Funds Plus Liabilities in Excess of Other Assets	3.1

Top 10 Equity Holdings*

1.	Exxon Mobil Corp.	4.8%

2.	Procter & Gamble Co.	3.8

3.	Microsoft Corp.	3.8

4.	AT&T, Inc.	3.7

5.	International Business Machines Corp.	3.6

6.	Chevron Corp.	3.0

7.	Apple, Inc.	2.9

8.	Wal-Mart Stores, Inc.	2.6

9.	American Express Co.	2.4

10.	Hewlett-Packard Co.	2.4

Total Net Assets	$158.8 million

Total Number of Holdings*	76
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Van Kampen Equity Premium Income Fund

option’s strike price and the value of the underlying instrument, where the strike price is near the underlying instrument’s current market price.
Market conditions and your Fund
At the start of the fiscal year covered by this report, investors were optimistic about the prospect of an improving economy given accommodative monetary policy, fiscal stimulus and improving strength in the manufacturing sector. Optimism turned to pessimism when there was little good news to counter the seeds of economic troubles planted in the first quarter, which were already weighing heavily on the market. In the U.S., waning consumer confidence, a worsening employment outlook and continued pressures in the financial sector con-firmed that economic growth was stalling. Internationally, concerns arose from news of slowing economic growth in China and ongoing concerns about debt burdens in the southern eurozone, despite support from their northern peers. With little positive news to support the market, steady gains became steep losses.
     At the beginning of the 12-month period covered by this report, riskier assets outperformed securities considered safe havens, such as U.S. Treasury securities. This trend continued through the middle of April 2010. However, renewed credit problems overseas and the market correction that occurred in May and continued into August created a more uncertain environment — prompting investors to favor potential safety over risk. Although recent market volatility created challenges, it also created some investment opportunities as companies with positive fundamentals became more attractively valued.
     All sectors of the market posted positive performance, aside from financials, for the reporting period as equity markets rallied through the first quarter of 2010 and in July 2010.1 All investment styles posted positive returns, with mid-cap stocks outperforming large-cap stocks and growth stocks outpacing value stocks for the period.1
     The Fund’s performance during the period relative to the Custom Invesco Van Kampen Equity Premium Income Index was attributable to both the options portfolio and the underlying stock portfolio. During the fiscal year, the Fund wrote CBOE S&P 500 call options.
     On a sector basis, consumer staples, consumer discretionary, energy, health care and industrials contributed positively to the Fund’s absolute return for the fiscal year. Stock selection within the health care and energy sectors were primary contributors. Detractors from overall positive Fund performance included stocks in the financials and information technology (IT) sectors.
     From an individual stock perspective, AT&T was a top contributor from the telecommunication services sector, and both Merck and Express Scripts contributed positively to the Fund’s relative and absolute performance from the health care sector.
     Detractors from Fund performance included Bank of America, from the financials sector, and SanDisk and Micron Technology from the IT sector.
     For the fiscal year ended August 31, 2010, a portion of the Fund’s total distributions was characterized as a return of capital for federal income tax purposes. A return of capital occurs when the aggregate amount of the Fund’s distributions exceed the Fund’s aggregate earnings and profits during its fiscal year. It is determined at the end of the fiscal year whether all or a portion of the Fund’s distributions should be characterized as a return of capital. When a return of capital occurs, some of the money an investor invested in the Fund is returned to the investor. Such return of capital distributions may decrease the Fund’s assets and may increase the Fund’s expense ratios.
     While the global economy appeared more stable entering 2010 than it did the prior year, forecasting the future direction of the economy remains extremely challenging. The bursting of the U.S. housing bubble, rising unemployment and increasing taxation may likely impede future economic growth, while massive fiscal and monetary stimulus may promote economic growth.
     In a world of moderate but positive economic growth, low inflation and prolonged government liquidity support, we believe the potential for equities may exist. Further, valuations remain reasonable by historical standards, especially after the pullback during the second quarter of 2010.
     We welcome new investors who joined the Fund during the fiscal year and would like to thank all of our shareholders for their investment in Invesco Van Kampen Equity Premium Income Fund.
1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Ralph Coutant
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Equity Premium Income Fund. Mr. Coutant joined Invesco in 1999. He earned a B.S. in business administration from the University of New Hampshire.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Equity Premium Income Fund. Mr. Murphy joined Invesco in 1995. He earned a B.A. in business administration from the University of Massachusetts at Amherst and an M.S. in finance from Boston College.
Lawson McWhorter
Portfolio manager, is manager of Invesco Van Kampen Equity Premium Income Fund. Mr. McWhorter joined Invesco in 2005. He began his investment career in 1994. Mr. McWhorter earned a B.A. with cum laude honors from Davidson College. He is a Chartered Market Technician.
Anthony Shufflebotham
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Equity Premium Income Fund. Mr. Shufflebotham joined Invesco in 1998. He earned a B.S. in economics, accounting and finance from Oxford Brookes University and an M.S. in finance from Boston College.
Anne Unflat
Portfolio manager, is manager of Invesco Van Kampen Equity Premium Income Fund. Ms. Unflat began her investment career in 1988. She graduated magna cum laude from Queens College with a B.A. in economics. She earned her M.B.A. in finance from St. John’s University.

5	Invesco Van Kampen Equity Premium Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 6/26/06, index data from 6/30/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Van Kampen Equity Premium Income Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable
sales charges

Class A Shares

Inception (6/26/06)		-2.56%

1	Year	-0.56

Class B Shares

Inception (6/26/06)		-2.35%

1	Year	-0.59

Class C Shares

Inception (6/26/06)		-1.97%

1	Year	3.40

Class Y Shares

Inception (6/26/06)		-1.04%

1	Year	5.37
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Equity Premium Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Equity Premium Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.24%, 1.99%, 1 .99% and 0.99%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (6/26/06)		-3.55%

1	Year	6.23

Class B Shares

Inception (6/26/06)		-3.27%

1	Year	6.66

Class C Shares

Inception (6/26/06)		-2.88%

1	Year	10.66

Class Y Shares

Inception (6/26/06)		-1.95%

1	Year	12.82
prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.39%, 2.14%, 2.14% and 1.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Van Kampen Equity Premium Income Fund

Invesco Van Kampen Equity Premium Income Fund’s investment objective is to seek current income and its secondary investment objective is to seek long-term capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	During periods in which the equity markets are generally unchanged or falling, a diversified equity portfolio such as that held by the Fund which utilizes a covered call option writing strategy may outperform the same portfolio without a covered call option writing strategy because of the additional premiums received from writing covered call options. Similarly, in a modestly rising market, the Fund may also outperform the same portfolio without a covered call option writing strategy. However, in sharply rising markets, the Fund is expected to underperform the same portfolio that does not employ a covered call option writing strategy. This underperformance in a sharply rising market could be significant. The Fund’s covered call option writing strategy may not fully protect it against declines in the value of the market.

■	In adverse or volatile market conditions, a portion or all of the Fund’s monthly distributions may constitute a return of part of your original investment or a return of capital. The adviser believes, given current and past market conditions, that there is a strong likelihood that substantially all, if not all, of the distributions for the fiscal year ended August 31, 2010, may be characterized as a return of capital. Such return of capital distributions will decrease the Fund’s assets and may increase the Fund’s expense ratio.

■	Shares of exchange-traded funds (ETFs) have many of the same risks as direct investments in common stocks or bonds. In addition, certain ETFs involve leverage which may magnify the gains or losses realized from their underlying investments.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
■	The Custom Invesco Van Kampen Equity Premium Index is an unmanaged index created by Invesco to serve as a benchmark for Invesco Van Kampen Equity Premium Income Fund, and is composed of the following indexes: S&P 500 Index (25%) and CBOE BXM Index (75%).
■	The CBOE S&P 500 BuyWrite Index is an unmanaged index designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 Index call options.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VEPAX
Class B Shares	VEPBX
Class C Shares	VEPCX
Class Y Shares	VEPIX

8	Invesco Van Kampen Equity Premium Income Fund

Schedule of Investments

August 31, 2010

	Shares	Value

Common Stocks–97.9%
Airlines–0.4%
Delta Air Lines, Inc.(a)	57,000	$596,220

Apparel, Accessories & Luxury Goods–0.5%
Jones Apparel Group, Inc.	56,100	862,818

Apparel Retail–1.4%
Gap, Inc.	129,700	2,190,633

Auto Parts & Equipment–0.1%
Magna International, Inc. (Canada)	2,500	194,425

Automobile Manufacturers–2.3%
Ford Motor Co.(a)	324,700	3,665,863

Biotechnology–2.4%
Amgen, Inc.(a)	74,100	3,782,064

Broadcasting & Cable TV–0.1%
Comcast Corp.	11,700	200,304

Casinos & Gaming–0.3%
Las Vegas Sands Corp.(a)	16,200	458,946

Communications Equipment–0.2%
Tellabs, Inc.	41,900	297,490

Computer Hardware–9.1%
Apple, Inc.(a)	19,050	4,636,199

Dell, Inc.(a)	30,100	354,277

Hewlett-Packard Co.	99,100	3,813,368

IBM Corp.	46,200	5,693,226

		14,497,070

Computer Storage & Peripherals–3.4%
Lexmark International, Inc.(a)	61,700	2,158,883

SanDisk Corp.(a)	71,300	2,370,012

Seagate Technology PLC (Ireland)(a)	89,700	908,661

		5,437,556

Construction & Farm Machinery & Heavy Trucks–1.0%
Joy Global, Inc.	6,200	351,788

Oshkosh Corp.(a)	49,100	1,221,608

		1,573,396

Consumer Finance–4.1%
American Express Co.	95,900	3,823,533

Capital One Financial Corp.	69,600	2,635,056

		6,458,589

Data Processing & Outsourced Services–0.5%
Visa, Inc., Class A	12,600	869,148

Department Stores–2.0%
Macy’s, Inc.	162,700	3,162,888

Diversified Banks–1.2%
Wells Fargo & Co.	84,300	1,985,265

Diversified Metals & Mining–2.7%
Freeport-McMoRan Copper & Gold, Inc.	26,800	1,929,064

Titanium Metals Corp.(a)	126,900	2,299,428

		4,228,492

Education Services–0.4%
Career Education Corp.(a)	36,600	641,598

Electronic Manufacturing Services–0.6%
Flextronics International Ltd. (Singapore)(a)	208,600	1,028,398

Footwear–0.6%
Crocs, Inc.(a)	71,300	891,250

General Merchandise Stores–0.5%
Target Corp.	15,700	803,212

Health Care Distributors–0.1%
Cardinal Health, Inc.	6,500	194,740

Home Improvement Retail–1.0%
Home Depot, Inc.	54,500	1,515,645

Homebuilding–3.1%
D.R. Horton, Inc.	271,900	2,789,694

Lennar Corp.	159,700	2,103,249

		4,892,943

Household Products–3.8%
Procter & Gamble Co.	101,300	6,044,571

Hypermarkets & Super Centers–2.5%
Wal-Mart Stores, Inc.	80,900	4,056,326

Independent Power Producers & Energy Traders–1.6%
Constellation Energy Group, Inc.	85,000	2,493,050

Industrial Conglomerates–0.7%
General Electric Co.	76,000	1,100,480

Industrial Machinery–0.7%
Illinois Tool Works, Inc.	11,800	486,868

Ingersoll-Rand PLC (Ireland)	2,600	84,578

Parker Hannifin Corp.	8,400	496,944

		1,068,390

Integrated Oil & Gas–10.7%
Chevron Corp.	63,400	4,701,744

ConocoPhillips	49,200	2,579,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Equity Premium Income Fund

	Shares	Value

Integrated Oil & Gas–(continued)

Exxon Mobil Corp.	129,500	$7,661,220

Occidental Petroleum Corp.	28,500	2,082,780

		17,025,300

Integrated Telecommunication Services–4.7%
AT&T, Inc.	218,200	5,897,946

Verizon Communications, Inc.	51,100	1,507,961

		7,405,907

Internet Software & Services–0.2%
Akamai Technologies, Inc.(a)	1,900	87,533

AOL, Inc.(a)	11,400	253,308

		340,841

Life & Health Insurance–2.7%
Aflac, Inc.	30,600	1,445,850

Prudential Financial, Inc.	55,100	2,786,407

		4,232,257

Managed Health Care–4.0%
Humana, Inc.(a)	52,100	2,489,859

UnitedHealth Group, Inc.	119,600	3,793,712

		6,283,571

Movies & Entertainment–2.0%
Time Warner, Inc.	107,600	3,225,848

Multi-Line Insurance–0.4%
Assurant, Inc.	19,100	698,296

Oil & Gas Equipment & Services–1.8%
National Oilwell Varco, Inc.	75,700	2,845,563

Other Diversified Financial Services–0.1%
JPMorgan Chase & Co.	3,400	123,624

Packaged Foods & Meats–0.1%
Tyson Foods, Inc.,	13,600	222,768

Paper Products–1.8%
International Paper Co.	128,200	2,622,972

MeadWestvaco Corp.	13,500	293,760

		2,916,732

Pharmaceuticals–6.4%
Bristol-Myers Squibb Co.	12,500	326,000

Eli Lilly & Co.	102,000	3,423,120

Forest Laboratories, Inc.(a)	18,700	510,323

Johnson & Johnson	56,200	3,204,524

Pfizer, Inc.	170,100	2,709,693

		10,173,660

Property & Casualty Insurance–4.2%
Berkshire Hathaway, Inc., Class B(a)	27,400	2,158,572

Travelers Cos., Inc.	43,400	2,125,732

XL Group PLC (Ireland)	134,100	2,401,731

		6,686,035

Publishing–1.7%
Gannett Co., Inc.	202,000	2,442,180

McGraw-Hill Cos., Inc.	8,100	223,965

		2,666,145

Regional Banks–0.8%
Fifth Third Bancorp	61,300	677,365

PNC Financial Services Group, Inc.	10,400	529,984

		1,207,349

Semiconductors–2.4%
Intel Corp.	87,600	1,552,272

Micron Technology, Inc.(a)	349,600	2,260,164

		3,812,436

Systems Software–3.8%
Microsoft Corp.	257,100	6,036,708

Tobacco–2.2%
Philip Morris International, Inc.	66,600	3,425,904

Wireless Telecommunication Services–0.6%
Sprint Nextel Corp.(a)	244,600	997,968

Total Long-Term Investments(b)–97.9% (Cost $172,983,707)		155,518,682

Money Market Funds–3.2%
Liquid Assets Portfolio–Institutional Class(c)	2,508,735	2,508,735

Premier Portfolio–Institutional Class(c)	2,508,735	2,508,735

Total Money Market Funds 3.2% (Cost $5,017,470)		5,017,470

Total Investments–101.1%
(Cost $178,001,177)		160,536,152

Liabilities in Excess of Other Assets–(0.4%)		(601,553)

Written Options–(0.7%)		(1,122,590)

Net Assets–100.0%		$158,812,009

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.
(b)	The Fund may designate up to 100% of its common stock investments to cover outstanding call options.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Equity Premium Income Fund

Futures contracts outstanding as of August 31, 2010:
		Unrealized
	Number of	Appreciation/
Long Contracts:	Contracts	Depreciation

S&P 500 E-Mini Index, September 2010 (Current Notional Value of $52,415 per contract)	42	$(48,279)

Written options outstanding as of August 31, 2010:
	Exercise	Expiration	Number of
Name of Issuer	Price	Date	Contracts	Premium	Value

Call — S&P 500 Index, September 2010	$1,070.00	09/18/10	1,106	$2,675,675	$(1,122,590)

Fair Value Measurements

  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 3 in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Investments in an Asset Position
Equity Securities	$160,536,152	$—	$—	$160,536,152

Investments in a Liability Position
Written Options	$(1,122,590)	$—	$—	$(1,122,590)

Futures	(48,279)	—	—	(48,279)

Total Investments in a Liability Position	$(1,170,869)	$—	$—	$(1,170,869)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Equity Premium Income Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $172,983,707)	$155,518,682

Investments in affiliated money market, at value and cost	5,017,470

Cash	473

Receivables:
Dividends	489,331

Fund shares sold	58,841

Variation margin on futures	7,748

Other	754

Total assets	161,093,299

Liabilities:
Payables:
Options written, at value (premiums received of $2,675,675 )	1,122,590

Fund shares repurchased	855,331

Distributor and affiliates	127,125

Accrued expenses	176,244

Total liabilities	2,281,290

Net assets	$158,812,009

Net assets consist of:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$322,787,747

Accumulated undistributed net investment income (loss)	(22,213)

Net unrealized appreciation (depreciation)	(15,960,219)

Accumulated net realized gain (loss)	(147,993,306)

Net assets	$158,812,009

Maximum offering price per share:
Class A Shares:
Net asset value and redemption price per share (based on net assets of $82,313,976 and 11,230,560 shares of beneficial interest issued and outstanding)	$7.33

Maximum sales charge (5.50% of offering price)	0.43

Maximum offering price to public	$7.76

Class B Shares:
Net asset value and offering price per share (based on net assets of $14,460,194 and 2,000,289 shares of beneficial interest issued and outstanding)	$7.23

Class C Shares:
Net asset value and offering price per share (based on net assets of $59,031,470 and 8,164,921 shares of beneficial interest issued and outstanding)	$7.23

Class Y Shares:
Net asset value and offering price per share (based on net assets of $3,006,369 and 409,412 shares of beneficial interest issued and outstanding)	$7.34

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Equity Premium Income Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $113)	$3,755,069

Dividends from affiliated money market funds	1,082

Interest	341

Total income	3,756,492

Expenses:
Investment advisory fee	1,350,152

Distribution fees
Class A	253,450

Class B	168,847

Class C	718,053

Transfer agent fees	168,406

Reports to shareholders	76,998

Administrative services fees	69,696

Professional fees	55,940

Registration fees	51,786

Custody	25,681

Trustees’ and officers’ fees and benefits	2,730

Other	24,272

Total expenses	2,966,011

Expense reduction	879

Net expenses	2,965,132

Net investment income	791,360

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	(104,382,824)

Options	2,639,374

Futures	348,887

Net realized loss	(101,394,563)

Unrealized appreciation (depreciation):
Beginning of the period	(128,426,220)

End of the period:
Investments	(17,465,025)

Options	1,553,085

Futures	(48,279)

(15,960,219)

Net unrealized appreciation during the period	112,466,001

Net realized and unrealized gain	11,071,438

Net increase in net assets from operations	$11,862,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Equity Premium Income Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	August 31, 2010	August 31, 2009

From investment activities:
Operations:
Net investment income	$791,360	$1,764,485

Net realized gain (loss)	(101,394,563)	(38,211,891)

Net unrealized appreciation (depreciation) during the period	112,466,001	(39,048,691)

Change in net assets from operations	11,862,798	(75,496,097)

Distributions from net investment income:
Class A shares	(338,335)	(1,525,738)

Class B shares	(49,125)	(82,151)

Class C shares	(209,194)	(381,251)

Class Y shares	(11,329)	(39,060)

	(607,983)	(2,028,200)

Distributions from net realized gain:
Class A shares	-0-	(4,265,305)

Class B shares	-0-	(656,365)

Class C shares	-0-	(3,033,524)

Class Y shares	-0-	(104,640)

	-0-	(8,059,834)

Return of capital distribution:
Class A shares	(4,947,521)	(1,607,116)

Class B shares	(718,355)	(229,849)

Class C shares	(3,059,076)	(1,062,292)

Class Y shares	(165,662)	(36,642)

	(8,890,614)	(2,935,899)

Total distributions	(9,498,597)	(13,023,933)

Net change in net assets from investment activities	2,364,201	(88,520,030)

From capital transactions:
Proceeds from shares sold	16,021,921	22,052,295

Net asset value of shares issued through dividend reinvestment	8,029,120	10,730,378

Cost of shares repurchased	(76,049,890)	(133,184,093)

Net change in net assets from capital transactions	(51,998,849)	(100,401,420)

Total decrease in net assets	(49,634,648)	(188,921,450)

Net assets:
Beginning of the period	208,446,657	397,368,107

End of the period (including accumulated undistributed net investment income (loss) of $(22,213) and $(205,590), respectively)	$158,812,009	$208,446,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Equity Premium Income Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A shares
									June 26, 2006
									(Commencement of
	Year ended August 31,								operations) to
	2010		2009		2008		2007		August 31, 2006

Net asset value, beginning of the period	$7.34		$9.06		$10.71		$10.29		$10.00

Net investment income(a)	0.06		0.07		0.06		0.04		0.01

Net realized and unrealized gain (loss)	0.34		(1.39)		(1.02)		1.11		0.36

Total from investment operations	0.40		(1.32)		(0.96)		1.15		0.37

Less:
Distributions from net investment income	0.03		0.06		0.05		0.03		0.01

Distributions from net realized gain	-0-		0.25		0.64		0.70		0.07

Return of capital distributions	0.38		0.09		-0-		-0-		-0-

Total distributions	0.41		0.40		0.69		0.73		0.08

Net asset value, end of the period	$7.33		$7.34		$9.06		$10.71		$10.29

Total return*	5.26	%(b)	(13.90	)%(c)	(9.31	)%(c)	11.31	%(c)	3.75	%**(c)

Net assets at end of the period (in millions)	$82.3		$112.3		$230.0		$290.7		$31.2

Ratio of expenses to average net assets*	1.19	%(e)	1.24	%(d)	1.14	%(d)	1.25	%(d)	1.24	%(d)

Ratio of net investment income to average net assets*	0.75	%(e)	1.11%		0.56%		0.40%		1.32%

Portfolio turnover(f)	131%		13%		80%		73%		26%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.19	%(e)	1.40	%(d)	N/A		1.29	%(d)	4.35	%(d)

Ratio of net investment income (loss) to average net assets	0.75	%(e)	0.95%		N/A		0.36%		(1.79)%

**	Non-Annualized
(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended August 31, 2007.
(e)	Ratios are based on average daily net assets (000’s omitted) of $101,380.
(f)	Portfolio Turnover is calculated at the fund level and is not annualized for periods less than one year.
N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Equity Premium Income Fund

Financial Highlights—(continued)

	Class B shares
									June 26, 2006
									(Commencement of
	Year ended August 31,								operations) to
	2010		2009		2008		2007		August 31, 2006

Net asset value, beginning of the period	$7.25		$8.97		$10.64		$10.28		$10.00

Net Investment income (loss)(a)	0.00	(b)	0.02		(0.02)		(0.04)		0.01

Net realized and unrealized gain (loss)	0.33		(1.37)		(1.00)		1.10		0.34

Total from investment operations	0.33		(1.35)		(1.02)		1.06		0.35

Less:
Distributions from net investment income	0.02		0.03		0.01		0.00(b	)	0.00	(b)

Distributions from net realized gain	0-		0.25		0.64		0.70		0.07

Return of capital distributions	0.33		0.09		-0-		-0-		-0-

Total distributions	0.35		0.37		0.65		0.70		0.07

Net asset value, end of the period	$7.23		$7.25		$8.97		$10.64		$10.28

Total return*	4.40	%(c)	(14.47	)%(d)	(9.93	)%(d)	10.45	%(d)	3.56	%(d)**

Net assets at end of the period (in millions)	$14.5		$17.7		$26.2		$31.8		$5.5

Ratio of expenses to average net assets*	1.94	%(f)	1.99	%(e)	1.89	%(e)	2.00	%(e)	1.99	%(e)

Ratio of net investment income (loss) to average net assets*	0.00	%(f)	0.36%		(0.19)%		(0.35)%		0.37%

Portfolio turnover(g)	131%		13%		80%		73%		26%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.94	%(f)	2.16	%(e)	N/A		2.04	%(e)	5.10	%(e)

Ratio of net investment income (loss) to average net assets	0.00	%(f)	0.19%		N/A		(0.39)%		(2.74)%

**	Non-Annualized
(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended August 31, 2007.
(f)	Ratios are based on average daily net assets (000’s omitted) of $16,885.
(g)	Portfolio Turnover is calculated at the fund level and is not annualized for periods less than one year.
N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Equity Premium Income Fund

Financial Highlights—(continued)

	Class C shares
									June 26, 2006
									(Commencement of
	Year ended August 31,								operations) to
	2010		2009		2008		2007		August 31, 2006

Net asset value, beginning of the period	$7.25		$8.97		$10.64		$10.28		$10.00

Net investment income (loss)(a)	0.00	(b)	0.02		(0.02)		(0.04)		0.01

Net realized and unrealized gain (loss)	0.33		(1.37)		(1.00)		1.10		0.35

Total from investment operations	0.33		(1.35)		(1.02)		1.06		0.36

Less:
Distributions from net investment income	0.02		0.03		0.01		0.00	(b)	0.01

Distributions from net realized gain	-0-		0.25		0.64		0.70		0.07

Return of capital distributions	0.33		0.09		-0-		-0-		-0-

Total distributions	0.35		0.37		0.65		0.70		0.08

Net asset value, end of the period	$7.23		$7.25		$8.97		$10.64		$10.28

Total return*	4.40	%(c)	(14.47	)%(d)	(9.93	)%(d)	10.45	%(d)	3.57	%(d)**

Net assets at end of the period (in millions)	$59.0		$76.9		$137.1		$154.6		$13.0

Ratio of expenses to average net assets*	1.94	%(f)	1.99	%(e)	1.89	%(e)	2.00	%(e)	1.99	%(e)

Ratio of net investment income (loss) to average net assets*	0.00	%(f)	0.36%		(0.19)%		(0.35)%		0.46%

Portfolio turnover(g)	131%		13%		80%		73%		26%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.94	%(f)	2.15	%(e)	N/A		2.04	%(e)	5.10	%(e)

Ratio of net investment income (loss) to average net assets	0.00	%(f)	0.20%		N/A		(0.39)%		(2.65)%

**	Non-Annualized
(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended August 31, 2007.
(f)	Ratios are based on average daily net assets (000’s omitted) of $71,805.
(g)	Portfolio Turnover is calculated at the fund level and is not annualized for periods less than one year.
N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Equity Premium Income Fund

Financial Highlights—(continued)

	Class Y sharesˆ
									June 26, 2006
									(Commencement of
	Year ended August 31,								operations) to
	2010		2009		2008		2007		August 31, 2006

Net asset value, beginning of the period	$7.36		$9.07		$10.71		$10.29		$10.00

Net Investment income(a)	0.08		0.10		0.08		0.07		0.02

Net realized and unrealized gain (loss)	0.32		(1.40)		(1.01)		1.09		0.35

Total from investment operations	0.40		(1.30)		(0.93)		1.16		0.37

Less:
Distributions from net investment income	0.03		0.07		0.07		0.04		0.01

Distributions from net realized gain	-0-		0.25		0.64		0.70		0.07

Return of capital distributions	0.39		0.09		-0-		-0-		-0-

Total distributions	0.42		0.41		0.71		0.74		0.08

Net asset value, end of the period	$7.34		$7.36		$9.07		$10.71		$10.29

Total return*	5.37	%(b)	(13.63	)%(c)	(9.04	)%(c)	11.44	%(c)	3.77	%(c)**

Net assets at end of the period (in millions)	$3.0		$1.6		$4.1		$2.7		$2.7

Ratio of expenses to average net assets*	0.94	%(e)	0.99	%(d)	0.89	%(d)	1.00	%(d)	0.99	%(d)

Ratio of net investment income to average net assets*	1.02	%(e)	1.51%		0.81%		0.65%		1.33%

Portfolio turnover(f)	131%		13%		80%		73%		26%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.94	%(e)	1.12	%(d)	N/A		1.04	%(d)	4.10	%(d)

Ratio of net investment income (loss) to average net assets	1.02	%(e)	1.38%		N/A		0.61%		(1.78)%

**	Non-Annualize
(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended August 31, 2007.
(e)	Ratios are based on average daily net assets (000’s omitted) of $3,150.
(f)	Portfolio Turnover is calculated at the fund level and is not annualized for periods less than one year.
N/A = Not Applicable

ˆ	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Equity Premium Income Fund

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Equity Premium Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Equity Premium Income Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Equity Trust II. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s – Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to seek current income and its secondary investment object is to seek long-term capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

19        Invesco Van Kampen Equity Premium Income Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are generally declared and paid annually. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund’s investment objectives and may consist of U.S. Government Securities, U.S. Government Sponsored Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or

20        Invesco Van Kampen Equity Premium Income Fund

delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently valued to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
L.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations.
The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.70%

Next $500 million	0.65%

Over $1 billion	0.60%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $1,055,607 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.24%, 1.99%, 1.99%, and 0.99%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to

21        Invesco Van Kampen Equity Premium Income Fund

amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period ended August 31, 2010, the Adviser waived advisory fees of $879.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $22,425 to VKII. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $17,189 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended August 31, 2010, IIS was paid $50,920 for providing such services. Prior to the Reorganization, the Acquired Fund paid $52,182 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $889,343 to VKFI.
  For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees. Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $1,455 in front-end sales commissions from the sale of Class A shares and $0, $14,834 and $623 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $14,360 in front-end sales commissions from the sale of Class A shares and $41,569, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

22        Invesco Van Kampen Equity Premium Income Fund

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Index risk	$-0-	$(1,122,590)

Index risk
Futures contracts(a)	-0-	(48,279)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Futures*	Options*

Realized Gain (Loss)
Index risk	$348,887	$2,639,374

Change in Unrealized Appreciation (Depreciation)
Index risk	$(48,279)	$694,281

*	The average value of futures and options outstanding during the period was $10,210 and $(2,267,198), respectively.

Transactions During the Period
	Call Option Contracts
	Number of	Premiums
	Contracts	Received

Beginning of period	1,530	$2,761,604

Written	19,812	41,592,680

Closed	(12,550)	(24,362,749)

Exercised	(1,150)	(4,941,534)

Expired	(6,536)	(12,374,326)

End of period	1,106	$2,675,675

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended August 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $4,026 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by

23        Invesco Van Kampen Equity Premium Income Fund

earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$607,983	$8,064,083

Long-term capital gain		2,268,017

Return of capital	8,890,614	2,935,899

Total distributions	$9,498,597	$13,267,999

Tax Components of Net Assets at Period-End:

2010

Net unrealized (depreciation) — investments	$(17,688,027)

Post-October deferrals	(74,962,251)

Capital loss carryforward	(71,325,460)

Shares of beneficial interest	322,787,747

Total net assets	$158,812,009

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2018	$71,325,460

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $250,461,826 and $313,632,778, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$803,877

Aggregate unrealized (depreciation) of investment securities	(18,491,904)

Net unrealized depreciation of investment securities	$(17,688,027)

Cost of investments for tax purposes is $178,224,179

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2010, undistributed net investment income (loss) was increased by $8,890,614 and shares of beneficial interest decreased by $8,890,614. This reclassification had no effect on the net assets of the Fund.

24        Invesco Van Kampen Equity Premium Income Fund

NOTE 10—Share Information

	For the year ended				For the year ended
	August 31, 2010(a)				August 31, 2009
	Shares		Value		Shares	Value

Sales:
Class A	1,176,321	(b)	$9,154,704	(b)	1,737,444	$11,576,397

Class B	79,389		610,706		269,048	1,827,439

Class C	461,233		3,522,581		915,501	5,835,518

Class Y	353,239		2,733,930		449,723	2,812,941

Total Sales	2,070,182		$16,021,921		3,371,716	$22,052,295

Dividend Reinvestment:
Class A	623,752		$4,794,997		980,970	$6,432,419

Class B	81,350		616,110		121,450	785,952

Class C	335,294		2,540,171		528,688	3,424,867

Class Y	10,115		77,842		13,479	87,140

Total Dividend Reinvestment	1,050,511		$8,029,120		1,644,587	$10,730,378

Repurchases:
Class A	(5,860,510)		$(45,379,804)		(12,809,381)	$(84,024,936)

Class B	(601,851	)(b)	(4,588,082	)(b)	(872,254)	(5,527,505)

Class C	(3,240,660)		(24,724,806)		(6,119,529)	(39,623,987)

Class Y	(173,137)		(1,357,198)		(692,893)	(4,007,665)

Total Repurchases	(9,876,158)		$(76,049,890)		(20,494,057)	$(133,184,093)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 17,258 Class B shares into 17,017 Class A shares at a value of $129,076.

  Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 11—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

25        Invesco Van Kampen Equity Premium Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Van Kampen Equity Premium Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Equity Premium Income Fund (formerly known as Van Kampen Equity Premium Income Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 26, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

26        Invesco Van Kampen Equity Premium Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio[3]
A	$1,000.00	$952.08	$5.61	$1,019.46	$5.80	1.14%

B	1,000.00	948.97	9.28	1,015.68	9.60	1.89

C	1,000.00	948.95	9.33	1,015.63	9.65	1.90

Y	1,000.00	953.30	4.38	1,020.72	4.53	0.89

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	The expense ratios reflect an expense waiver.

27        Invesco Van Kampen Equity Premium Income Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Equity Premium Income Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

28        Invesco Van Kampen Equity Premium Income Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

29        Invesco Van Kampen Equity Premium Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	8.06%
Corporate Dividends Received Deduction*	8.06%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30        Invesco Van Kampen Equity Premium Income Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Equity Premium Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	13,483,428	379,240	914,019	0

31        Invesco Van Kampen Equity Premium Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-EQPI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Van Kampen Growth and Income Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
15	Financial Highlights
20	Notes to Financial Statements
26	Auditor's Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Agreements
30	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco Van Kampen Growth and Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Van Kampen Growth and Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the nine months ended August 31, 2010, Invesco Van Kampen Growth and Income Fund underperformed its benchmark index, the Russell 1000 Value Index. We apply a bottom-up stock selection process, and due to stock selection in various sectors, the Fund underperformed its benchmark index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 11/30/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.60%

Class B Shares	-5.74

Class C Shares	-6.13

Class R Shares	-5.78

Class Y Shares	-5.41

Institutional Class Shares*	-5.48

Russell 1000 Value Index▼ (Broad Market/Style-Specific Index)	-1.31

▼	Lipper Inc.

*	Share class incepted during the reporting period. For detailed explanation of Invesco Van Kampen Growth and Income Fund performance see page 7.

How we invest
Our investment philosophy is best described as value with a catalyst. We believe that undervalued companies experiencing positive changes (i.e., “catalysts”) may have the potential to generate long-term stock price growth for shareholders.
     We seek companies that are:
■	Out of favor with investors.

■	Underearning relative to their potential.

■	Attractively valued.
     Once we identify these companies, we look for catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts include improved operational efficiency, changing industry dynamics and/or a change in management.
     We run potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability and meetings with its executives. We also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its potential risk. At this point in our process, we identify the positive catalyst, which is a prerequisite for potential investment. Finally, we set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
At the beginning of the nine month period covered by this report, riskier assets outperformed securities considered safe havens, such as U.S. Treasuries. This trend continued through the middle of April 2010. However, renewed credit problems in Europe and the market correction that occurred in May and continued into August, created a more uncertain environment – prompting investors to favor potential safety over risk. Although recent market volatility created challenges, it also created some investment opportunities because companies with positive fundamentals became more attractively valued. Additionally, despite the market finishing lower at the end of this reporting period, there were a number of positives, including improved market liquidity, lean corporate infrastructures and merger and acquisition activity.
     An overweight allocation to consumer discretionary was one of the largest contributors to Fund performance, as media stocks performed well in this sector due to increased advertising revenue. Stock selection in health care was another contributor to performance. Notably, Genzyme‘s stock price rose on the announcement from Sanofi-aventis of its interest in acquiring Genzyme. We sold our Genzyme holdings on the acquisition announcement and resulting increase in stock price.

Portfolio Composition
By sector

Financials	20.2%

Energy	12.1

Consumer Discretionary	11.5

Information Technology	10.9

Consumer Staples	10.6

Health Care	10.5

Industrials	9.7

Utilities	4.7

Telecommunication Services	2.8

Materials	2.7

Money Market Funds Plus Other Assets
Less Liabilities	4.3

Top 10 Equity Holdings*

1.	JP Morgan Chase & Co.	4.7%

2.	Marsh & McLennan Cos., Inc.	3.4

3.	General Electric Co.	3.2

4.	Viacom, Inc.	2.9

5.	eBay, Inc.	2.6

6.	Kraft Foods, Inc.	2.3

7.	American Electric Power Co., Inc.	2.3

8.	Occidental Petroleum Corp.	2.3

9.	Bank of America Corp.	2.1

10.	Wal-Mart Stores, Inc.	2.0

Total Net Assets	$5.9 billion

Total Number of Holdings*	78
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Van Kampen Growth and Income Fund

     Stock selection in the financials sector was the largest relative detractor. Overall, financial stocks performed strongly over the reporting period. However, the Fund was underweight in the financials sector relative to its benchmark, and our financial stocks did not appreciate as much as those of the index. We focused on what we believed were potentially lower risk financial companies with stronger balance sheets and less credit risk given the systemic risk in most financial stocks. However, the Fund had no exposure to real estate investment trusts (REITs), which outperformed during the period. The Fund’s lack of exposure to REITs was based on our concern that valuations were high and the commercial real estate market has weakened.
     Technology stocks also detracted from relative Fund performance. The Fund was overweight in this sector versus the Russell 1000 Value Index and was adversely affected by exposure to stocks in the hardware and equipment industry. On a stock-specific basis, Hewlett-Packard negatively affected Fund performance due to a significant sell off after announcing the impending departure of its CEO.
     Finally, Fund holdings in the energy sector detracted from performance due to heavy exposure to exploration and production companies. Fund holdings BP and Anadarko Petroleum were hurt by the oil spill in the Gulf of Mexico. As a result, we eliminated our position in BP and reduced our exposure to Anadarko Petroleum.
     Equity markets experienced a strong recovery during the period covered by this report. We believe that market volatility, and the market correction that began in the second quarter of 2010, have created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals may be reflected in companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Van Kampen Growth and Income Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen Growth and Income Fund. Mr. Bastian joined Invesco in 2010. He earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Growth and Income Fund. Mr. Laskin joined Invesco in 2010. He earned a B.A. in history from Swarthmore College and an M.B.A. and M.A. from the Wharton School and Lauder Institute, respectively, of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Growth and Income Fund. Ms. Maly joined Invesco in 2010. She earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management.
Sergio Marcheli
Portfolio manager, is manager of Invesco Van Kampen Growth and Income Fund. Mr. Marcheli joined Invesco in 2010. He earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, Certified Public Accountant, portfolio manager, is manager of Invesco Van Kampen Growth and Income Fund. Mr. Roeder joined Invesco in 2010. He earned a B.S. in accounting from Clemson University and an M.B.A. in economics and finance from the University of Chicago Graduate School of Business.

5	Invesco Van Kampen Growth and Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund and index data from 8/31/00

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart.
The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Van Kampen Growth and Income Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (8/1/46)		9.04%

10	Years	1.60

5	Years	-1.78

1	Year	-3.45

Class B Shares

Inception (8/2/93)		8.08%

10	Years	1.79

5	Years	-1.01

1	Year	-2.70

Class C Shares

Inception (8/2/93)		7.67%

10	Years	1.47

5	Years	-1.33

1	Year	0.70

Class R Shares

Inception (10/1/02)		5.62%

5	Years	-0.85

1	Year	2.19

Class Y Shares

Inception (10/19/04)		2.60%

5	Years	-0.35

1	Year	2.70

Institutional Class Shares

10	Years	2.22%

5	Years	-0.59

1	Year	2.58
Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (8/1/46)		9.03%

10	Years	2.31

5	Years	-1.41

1	Year	8.68

Class B Shares

Inception (8/2/93)		8.04%

10	Years	2.48

5	Years	-0.66

1	Year	10.14

Class C Shares

Inception (8/2/93)		7.63%

10	Years	2.17

5	Years	-0.95

1	Year	13.39

Class R Shares

Inception (10/1/02)		5.48%

5	Years	-0.48

1	Year	14.98

Class Y Shares

Inception (10/19/04)		2.31%

5	Years	0.02

1	Year	15.48

Institutional Class Shares

10	Years	2.92%

5	Years	-0.23

1	Year	15.29
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.88%, 1.63%, 1.63%, 1.13%, 0.63% and 0.49%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.89%, 1.64%, 1.64%, 1.14%, 0.64% and 0.50%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Van Kampen Growth and Income Fund

Invesco Van Kampen Growth and Income Fund’s investment objective is to seek income and long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

About indexes used in this report
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACGIX
Class B Shares	ACGJX
Class C Shares	ACGKX
Class R Shares	ACGLX
Class Y Shares	ACGMX
Institutional Class Shares	ACGQX

8	Invesco Van Kampen Growth and Income Fund

Schedule of Investments

August 31, 2010

	Shares	Value

Common Stocks–95.7%
Air Freight & Logistics–0.5%
FedEx Corp.	391,601	$30,564,458

Apparel Retail–0.5%
Gap, Inc.	1,735,931	29,319,875

Application Software–1.0%
Amdocs Ltd. (Guernsey)(a)	2,253,934	59,120,689

Asset Management & Custody Banks–1.2%
Janus Capital Group, Inc.	1,635,042	14,846,182

State Street Corp.	1,579,642	55,413,841

		70,260,023

Automobile Manufacturers–0.6%
Ford Motor Co.(a)	3,439,672	38,833,897

Broadcasting & Cable TV–1.6%
Comcast Corp., Class A	5,689,356	97,401,775

Broadcasting–Diversified–1.2%
Time Warner Cable, Inc.	1,434,683	74,043,990

Communications Equipment–1.2%
Cisco Systems, Inc.(a)	3,547,745	71,132,287

Computer Hardware–2.6%
Dell, Inc.(a)	5,220,093	61,440,495

Hewlett-Packard Co.	2,524,161	97,129,715

		158,570,210

Consumer Electronics–1.1%
Sony Corp.–ADR (Japan)	2,265,458	63,410,169

Data Processing & Outsourced Services–1.1%
Western Union Co.	4,037,215	63,303,531

Diversified Banks–1.4%
U.S. Bancorp	1,702,489	35,411,771

Wells Fargo & Co.	2,156,208	50,778,699

		86,190,470

Diversified Chemicals–2.7%
Bayer AG–ADR (Germany)	1,010,812	61,858,157

Dow Chemical Co.	1,945,836	47,420,023

PPG Industries, Inc.	777,900	51,209,157

		160,487,337

Diversified Commercial & Professional Services–0.6%
Cintas Corp.	1,355,889	34,561,611

Drug Retail–1.2%
Walgreen Co.	2,774,997	74,591,919

Electric Utilities–4.7%
American Electric Power Co., Inc.	3,944,614	139,678,781

Edison International, Inc.	1,112,892	37,560,105

Entergy Corp.	656,350	51,746,634

FirstEnergy Corp.	1,409,226	51,479,026

		280,464,546

Food Distributors–1.0%
Sysco Corp.	2,172,674	59,726,808

Health Care Distributors–0.6%
Cardinal Health, Inc.	1,233,318	36,950,207

Health Care Equipment–1.1%
Covidien PLC (Ireland)	1,912,079	67,572,872

Home Improvement Retail–1.3%
Home Depot, Inc.	2,774,283	77,152,810

Human Resource & Employment Services–1.0%
Manpower, Inc.	762,159	32,391,758

Robert Half International, Inc.	1,180,154	25,467,723

		57,859,481

Hypermarkets & Super Centers–2.0%
Wal-Mart Stores, Inc.	2,381,605	119,413,675

Industrial Conglomerates–5.6%
General Electric Co.	13,348,133	193,280,966

Siemens AG–ADR (Germany)	515,524	46,670,387

Tyco International Ltd. (Switzerland)	2,527,700	94,232,656

		334,184,009

Industrial Machinery–1.5%
Dover Corp.	1,022,345	45,760,162

Ingersoll-Rand PLC (Ireland)	1,339,437	43,571,886

		89,332,048

Insurance Brokers–3.4%
Marsh & McLennan Cos., Inc.	8,494,131	201,480,787

Integrated Oil & Gas–7.5%
ConocoPhillips	1,330,822	69,774,997

Exxon Mobil Corp.	1,018,972	60,282,384

Hess Corp.	1,433,286	72,022,622

Occidental Petroleum Corp.	1,847,256	134,997,468

Royal Dutch Shell PLC, Class A–ADR (United Kingdom)	2,104,376	111,637,147

		448,714,618

Integrated Telecommunication Services–1.1%
Verizon Communications, Inc.	2,174,183	64,160,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Growth and Income Fund

	Shares	Value

Internet Software & Services–3.7%
eBay, Inc.(a)	6,826,868	$158,656,412

Yahoo!, Inc.(a)	4,772,426	62,423,332

		221,079,744

Investment Banking & Brokerage–1.8%
Charles Schwab Corp.	5,960,383	76,054,487

Morgan Stanley Co.	1,263,792	31,203,024

		107,257,511

Life & Health Insurance–0.7%
Principal Financial Group, Inc.	1,824,197	42,047,741

Managed Health Care–1.8%
UnitedHealth Group, Inc.	3,478,432	110,335,863

Motorcycle Manufacturers–0.4%
Harley-Davidson, Inc.	871,855	21,203,514

Movies & Entertainment–4.8%
Time Warner, Inc.	3,862,823	115,807,434

Viacom, Inc., Class B	5,472,167	171,935,487

		287,742,921

Office Services & Supplies–0.6%
Avery Dennison Corp.	1,088,670	35,403,548

Oil & Gas Equipment & Services–1.5%
Cameron International Corp.(a)	523,595	19,257,824

Schlumberger Ltd. (Netherlands Antilles)	1,295,734	69,101,494

		88,359,318

Oil & Gas Exploration & Production–3.1%
Anadarko Petroleum Corp.	2,099,036	96,534,666

Devon Energy Corp.	953,132	57,454,797

Noble Energy, Inc.	467,821	32,644,549

		186,634,012

Other Diversified Financial Services–7.7%
Bank of America Corp.	10,052,357	125,151,845

Citigroup, Inc.(a)	15,900,082	59,148,305

JPMorgan Chase & Co.	7,678,279	279,182,224

		463,482,374

Packaged Foods & Meats–3.6%
Kraft Foods, Inc., Class A	4,681,108	140,199,185

Unilever NV (Netherlands)	2,872,481	76,953,766

		217,152,951

Personal Products–1.1%
Avon Products, Inc.	2,233,248	64,987,517

Pharmaceuticals–7.0%
Abbott Laboratories	970,260	47,872,629

Bristol-Myers Squibb Co.	4,532,402	118,205,044

Merck & Co., Inc.	2,792,637	98,189,117

Pfizer, Inc.	5,751,860	91,627,130

Roche Holdings, Inc.–ADR (Switzerland)	1,797,357	61,152,735

		417,046,655

Property & Casualty Insurance–1.1%
Chubb Corp.	1,225,560	67,552,867

Regional Banks–2.8%
BB&T Corp.	1,485,382	32,856,650

Fifth Third Bancorp	2,717,314	30,026,320

PNC Financial Services Group, Inc.	2,101,939	107,114,811

		169,997,781

Semiconductor Equipment–0.3%
Lam Research Corp.(a)	537,868	19,422,413

Semiconductors–1.0%
Intel Corp.	3,521,894	62,407,962

Soft Drinks–1.6%
Coca-Cola Co.	929,865	51,998,051

Coca-Cola Enterprises, Inc.	1,594,735	45,386,158

		97,384,209

Wireless Telecommunication Services–1.8%
Vodafone Group PLC–ADR (United Kingdom)	4,396,022	106,295,812

Total Common Stocks–95.7% (Cost $6,004,036,272)		5,734,598,955

Money Market Funds–4.1%
Liquid Assets Portfolio–Institutional Class(b)	122,605,989	122,605,989

Premier Portfolio–Institutional Class(b)	122,605,989	122,605,989

Total Money Market Funds–4.1% (Cost $245,211,978)		245,211,978

TOTAL INVESTMENTS–99.8% (Cost $6,249,248,250)		5,979,810,933

OTHER ASSETS IN EXCESS OF LIABILITIES–0.2%		13,913,451

NET ASSETS–100.0%		$5,993,724,384

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Growth and Income Fund

Fair Value Measurements

  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 3 in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3
		Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Equity Securities	$5,856,800,041	$123,010,892	$—	$5,979,810,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Growth and Income Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $6,004,036,272)	$5,734,598,955

Investments in affiliated money market funds, at value and cost	245,211,978

Cash	7

Receivables:
Dividends	15,767,760

Fund shares sold	11,042,239

Investments sold	8,083,813

Other	40,760

Total assets	6,014,745,512

Liabilities:
Payables:
Fund shares repurchased	11,168,540

Investments purchased	5,163,262

Distributor and affiliates	3,350,012

Accrued expenses	1,339,314

Total liabilities	21,021,128

Net assets	$5,993,724,384

Net assets consist of:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$6,999,019,079

Accumulated undistributed net investment income	8,255,246

Net unrealized appreciation (depreciation)	(269,437,317)

Accumulated net realized gain (loss)	(744,112,624)

Net assets	$5,993,724,384

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $4,122,778,944 and 256,657,837 shares of beneficial interest issued and outstanding)	$16.06

Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price to public	$16.99

Class B Shares:
Net asset value and offering price per share (Based on net assets of $231,193,427 and 14,510,963 shares of beneficial interest issued and outstanding)	$15.93

Class C Shares:
Net asset value and offering price per share (Based on net assets of $269,050,645 and 16,909,408 shares of beneficial interest issued and outstanding)	$15.91

Class R Shares:
Net asset value and offering price per share (Based on net assets of $122,188,293 and 7,605,182 shares of beneficial interest issued and outstanding)	$16.07

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $1,206,651,820 and 75,061,220 shares of beneficial interest issued and outstanding)	$16.08

Class Institutional Share Class:
Net asset value and offering price per share (Based on net assets of $41,861,255 and 2,603,590 shares of beneficial interest issued and outstanding)	$16.08

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Growth and Income Fund

Statements of Operations

For the period December 1, 2009 to August 31, 2010 and the year ended November 30, 2009

	For the	For the
	nine months ended	year ended
	August 31, 2010	November 30, 2009

Investment income:
Dividends (net of foreign withholding taxes of $819,343 and $2,934,120, respectively)	$101,943,379	$136,511,729

Dividends from affiliated money market fund	77,418	—

Interest	132,880	279,478

Total income	102,153,677	136,791,207

Expenses:
Investment advisory fee	17,301,866	19,805,045

Distribution fees
Class A	8,450,523	10,032,309

Class B	865,711	785,781

Class C	2,310,574	2,793,398

Class R	443,483	428,140

Transfer agent fees	4,812,889	12,408,710

Reports to shareholders	806,275	1,256,211

Administrative services fees	610,475	758,416

Custody	151,580	216,568

Trustees’ and officers’ fees and benefits	149,532	135,133

Registration fees	103,347	93,896

Professional fees	24,667	398,160

Other	101,922	169,806

Total expenses	36,132,844	49,281,573

Expense reduction	37,948	-0-

Net expenses	36,094,896	49,281,573

Net investment income	66,058,781	87,509,634

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	227,794,122	(374,057,070)

Futures	-0-	(19,090,379)

Foreign currency transactions	-0-	(7,376)

Net realized gain (loss)	227,794,122	(393,154,825)

Unrealized appreciation (depreciation):
Beginning of the period	385,853,867	(1,110,593,070)

End of the period	(269,437,317)	385,853,867

Net unrealized appreciation (depreciation) during the period	(655,291,184)	1,496,446,937

Net realized and unrealized gain (loss)	(427,497,062)	1,103,292,112

Net increase (decrease) in net assets from operations	$(361,438,281)	$1,190,801,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Growth and Income Fund

Statements of Changes in Net Assets

For the period December 1, 2009 to August 31, 2010 and the years ended November 30, 2009 and 2008

	For the	For the	For the
	nine months ended	year ended	year ended
	August 31, 2010	November 30, 2009	November 30, 2008

From investment activities:
Operations:
Net investment income	$66,058,781	$87,509,634	$154,058,675

Net realized gain (loss)	227,794,122	(393,154,825)	(542,253,071)

Net unrealized appreciation (depreciation) during the period	(655,291,184)	1,496,446,937	(3,069,256,509)

Change in net assets from operations	(361,438,281)	1,190,801,746	(3,457,450,905)

Distributions from net investment income:
Class A Shares	(46,288,757)	(70,464,829)	(125,600,223)

Class B Shares	(2,797,501)	(5,807,436)	(12,128,555)

Class C Shares	(1,469,851)	(3,052,534)	(5,762,549)

Class R Shares	(966,152)	(1,240,399)	(2,068,289)

Class Y Shares	(14,834,399)	(16,453,885)	(24,032,254)

Institutional Class Shares	(7,403)	-0-	-0-

	(66,364,063)	(97,019,083)	(169,591,870)

Distributions from net realized gain:
Class A Shares	-0-	-0-	(326,751,506)

Class B Shares	-0-	-0-	(32,723,684)

Class C Shares	-0-	-0-	(24,928,611)

Class R Shares	-0-	-0-	(5,894,328)

Class Y Shares	-0-	-0-	(49,700,098)

Institutional Class Shares	-0-	-0-	-0-

	-0-	-0-	(439,998,227)

Total distributions	(66,364,063)	(97,019,083)	(609,590,097)

Net change in net assets from investment activities	(427,802,344)	1,093,782,663	(4,067,041,002)

From capital transactions:
Proceeds from shares sold	1,333,775,097	1,294,667,962	1,744,714,197

Net asset value of shares issued through dividend reinvestment	60,574,362	88,094,309	560,884,166

Cost of shares repurchased	(1,308,905,547)	(2,145,677,561)	(2,720,842,252)

Net change in net assets from capital transactions	85,443,912	(762,915,290)	(415,243,889)

Total increase (decrease) in net assets	(342,358,432)	330,867,373	(4,482,284,891)

Net assets:
Beginning of the period	6,336,082,816	6,005,215,443	10,487,500,334

End of the period (including accumulated undistributed net investment income of $8,255,246, $8,560,528, and $18,062,492 respectively)	$5,993,724,384	$6,336,082,816	$6,005,215,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Growth and Income Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A shares
	Nine months
	ended		Year ended November 30,
	August 31, 2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$17.19		$13.87		$22.72		$22.62		$21.72		$19.55

Net investment income(a)	0.18		0.23		0.33		0.36		0.35		0.26

Net realized and unrealized gain (loss)	(1.13)		3.34		(7.86)		1.21		2.43		2.38

Total from investment operations	(0.95)		3.57		(7.53)		1.57		2.78		2.64

Less:
Distributions from net investment income	0.18		0.25		0.37		0.39		0.31		0.25

Distributions from net realized gain	-0-		-0-		0.95		1.08		1.57		0.22

Total distributions	0.18		0.25		1.32		1.47		1.88		0.47

Net asset value, end of the period	$16.06		$17.19		$13.87		$22.72		$22.62		$21.72

Total return	(5.60	)%(b)	26.24	%(c)	(35.05	)%(c)	7.26	%(c)	13.76	%(c)	13.74	%(c)

Net assets at end of the period (in millions)	$4,122.8		$4,496.2		$4,416.1		$7,793.4		$7,711.9		$6,439.4

Ratio of expenses to average net assets	0.74	%(d)	0.88%		0.79%		0.77%		0.79%		0.80%

Ratio of net investment income to average net assets	1.36	%(d)	1.58%		1.78%		1.58%		1.66%		1.27%

Portfolio turnover	23	%(e)	51%		42%		26%		30%		43%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $4,506,438.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Growth and Income Fund

Financial Highlights—(continued)

	Class B shares
	Nine months
	ended		Year ended November 30,
	August 31, 2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$17.05		$13.76		$22.57		$22.47		$21.52		$19.37

Net investment income(a)	0.16		0.22		0.32		0.34		0.34		0.10

Net realized and unrealized gain (loss)	(1.12)		3.32		(7.81)		1.20		2.41		2.37

Total from investment operations	(0.96)		3.54		(7.49)		1.54		2.75		2.47

Less:
Distributions from net investment income	0.16		0.25		0.37		0.36		0.23		0.10

Distributions from net realized gain	-0-		-0-		0.95		1.08		1.57		0.22

Total distributions	0.16		0.25		1.32		1.44		1.80		0.32

Net asset value, end of the period	$15.93		$17.05		$13.76		$22.57		$22.47		$21.52

Total return	(5.69	)%(b)(f)	26.32	%(c)(d)	(35.09	)%(c)(d)	7.18	%(c)(d)	13.70	%(c)(d)	12.93	%(c)

Net assets at end of the period (in millions)	$231.2		$320.6		$365.3		$777.6		$869.9		$916.6

Ratio of expenses to average net assets	0.89	%(e)(f)	0.89	%(d)	0.84	%(d)	0.85	%(d)	0.84	%(d)	1.56%

Ratio of net investment income to average net assets	1.21	%(e)(f)	1.59	%(d)	1.72	%(d)	1.50	%(d)	1.60	%(d)	0.50%

Portfolio turnover	23	%(g)	51%		42%		26%		30%		43%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $289,938.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.40%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Growth and Income Fund

Financial Highlights—(continued)

	Class C shares
	Nine months
	ended		Year ended November 30,
	August 31, 2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$17.03		$13.74		$22.53		$22.43		$21.56		$19.41

Net investment income(a)	0.08		0.12		0.20		0.20		0.19		0.10

Net realized and unrealized gain (loss)	(1.12)		3.32		(7.81)		1.21		2.41		2.37

Total from investment operations	(1.04)		3.44		(7.61)		1.41		2.60		2.47

Less:
Distributions from net investment income	0.08		0.15		0.23		0.23		0.16		0.10

Distributions from net realized gain	-0-		-0-		0.95		1.08		1.57		0.22

Total distributions	0.08		0.15		1.18		1.31		1.73		0.32

Net asset value, end of the period	$15.91		$17.03		$13.74		$22.53		$22.43		$21.56

Total return	(6.13	)%(b)	25.36	%(c)(d)	(35.54	)%(c)(d)	6.53	%(c)(d)	12.88	%(c)	12.90	%(c)

Net assets at end of the period (in millions)	$269.1		$316.3		$301.3		$591.0		$620.6		$557.2

Ratio of expenses to average net assets	1.49	%(e)	1.62	%(d)	1.51	%(d)	1.48	%(d)	1.54%		1.56%

Ratio of net investment income to average net assets	0.61	%(e)	0.84	%(d)	1.06	%(d)	0.87	%(d)	0.91%		0.51%

Portfolio turnover	23	%(f)	51%		42%		26%		30%		43%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $308,015.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Growth and Income Fund

Financial Highlights—(continued)

	Class R shares
	Nine months
	ended		Year ended November 30,
	August 31, 2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$17.19		$13.87		$22.73		$22.62		$21.72		$19.55

Net investment income(a)	0.14		0.18		0.29		0.30		0.31		0.21

Net realized and unrealized gain (loss)	(1.11)		3.35		(7.88)		1.22		2.42		2.38

Total from investment operations	(0.97)		3.53		(7.59)		1.52		2.73		2.59

Less:
Distributions from net investment income	0.15		0.21		0.32		0.33		0.26		0.20

Distributions from net realized gain	-0-		-0-		0.95		1.08		1.57		0.22

Total distributions	0.15		0.21		1.27		1.41		1.83		0.42

Net asset value, end of the period	$16.07		$17.19		$13.87		$22.73		$22.62		$21.72

Total return	(5.72	)%(b)	26.00	%(c)	(35.25	)%(c)	7.03	%(c)	13.48	%(c)	13.46	%(c)

Net assets at end of the period (in millions)	$122.2		$107.4		$78.5		$140.2		$128.5		$45.1

Ratio of expenses to average net assets	0.99	%(d)	1.13%		1.04%		1.02%		1.04%		1.05%

Ratio of net investment income to average net assets	1.11	%(d)	1.29%		1.53%		1.33%		1.46%		1.02%

Portfolio turnover	23	%(e)	51%		42%		26%		30%		43%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $118,154.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Growth and Income Fund

Financial Highlights—(continued)

	Class Y sharesˆ
	Nine months
	ended		Year ended November 30,
	August 31, 2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$17.21		$13.88		$22.74		$22.63		$21.73		$19.55

Net investment income(a)	0.21		0.26		0.38		0.41		0.41		0.28

Net realized and unrealized gain (loss)	(1.13)		3.35		(7.87)		1.23		2.43		2.42

Total from investment operations	(0.92)		3.61		(7.49)		1.64		2.84		2.70

Less:
Distributions from net investment income	0.21		0.28		0.42		0.45		0.37		0.30

Distributions from net realized gain	-0-		-0-		0.95		1.08		1.57		0.22

Total distributions	0.21		0.28		1.37		1.53		1.94		0.52

Net asset value, end of the period	$16.08		$17.21		$13.88		$22.74		$22.63		$21.73

Total return	(5.41	)%(b)	26.60	%(c)	(34.90	)%(c)	7.57	%(c)	13.98	%(c)	14.11	%(c)

Net assets at end of the period (in millions)	$1,206.7		$1,095.7		$844.1		$1,185.3		$881.2		$781.6

Ratio of expenses to average net assets	0.49	%(d)	0.63%		0.54%		0.52%		0.54%		0.57%

Ratio of net investment income to average net assets	1.61	%(d)	1.81%		2.04%		1.83%		1.92%		1.41%

Portfolio turnover	23	%(e)	51%		42%		26%		30%		43%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,246,567.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.

	Institutional Class
	June 1, 2010
	(Commencement of
	operations) to
	August 31, 2010

Net asset value, beginning of the period	$16.48

Net investment income(a)	0.05

Net realized and unrealized gain (loss)	(0.39)

Total from investment operations	(0.34)

Less:
Distributions from net investment income	0.06

Net asset value, end of the period	$16.08

Total return(b)	(2.05)%

Net assets at end of the period (in millions)	$41.9

Ratio of expenses to average net assets	0.45	%(c)

Ratio of net investment income to average net assets	1.31	%(c)

Portfolio turnover(d)	23%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $26,846.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Growth and Income Fund

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Growth and Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On August 31, 2010, the Fund’s fiscal year-end changed from November 30 to August 31.
  Prior to June 1, 2010, the Fund operated as Van Kampen Growth and Income Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (The “Reorganization Date”) through the transfer of all its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C, Class R and Class I shares received Class A, Class B, Class C, Class R and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is income and long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

20        Invesco Van Kampen Growth and Income Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a

21        Invesco Van Kampen Growth and Income Fund

futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $11,691,295 and $19,805,045 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets for the period December 1, 2009 to May 31, 2010 and for the year ended November 30, 2009, respectively.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization Date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.88%, 1.63%, 1.63%, 1.13%, 0.63% and 0.63% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended August 31, 2010, the Adviser waived advisory fees of $37,948.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $191,440 and $393,900 to VKII for the period December 1, 2009 to May 31, 2010 and the year ended November 30, 2009, respectively. For the period ended August 31, 2010 and the year ended November 30, 2009, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended August 31, 2010, IIS was paid $2,321,990 for providing such

22        Invesco Van Kampen Growth and Income Fund

services. Prior to the Reorganization, the Acquired Fund paid $1,165,909 and $2,576,300 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent, for the period December 1, 2009 to May 31, 2010 and for the year ended November 30, 2009, respectively. For the period ended August 31, 2010 and the year ended November 30, 2009, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B, Class C and Class R shares. Pursuant to such agreements, the Acquired Fund paid $8,430,568 and $14,039,628 to VKFI for the period December 1, 2009 to May 31, 2010 and the year ended November 30, 2009, respectively.
  For the period ended August 31, 2010 and the year ended November 30, 2009, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $72,122 in front-end sales commissions from the sale of Class A shares and $254, $70,416 and $4,785 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period December 1, 2009 to May 31, 2010, VKFI retained $312,596 in front-end sales commissions from the sale of Class A shares and $154,696, for CDSC imposed on redemptions by shareholders. For the year ended November 30, 2009, VKFI retained $638,500 in front-end sales commissions from the sale of Class A shares and $397,300, for CDSC imposed on redemptions by shareholders.
  The Acquired Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of Van Kampen, totaling $59,370 and $252,320 for the period December 1, 2009 to May 31, 2010 and the year ended November 31, 2009, respectively.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
  Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended August 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. For the period December 1, 2009 to May 31, 2010, the Acquired Fund recognized expenses of $42,545 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund. For the year ended November 30, 2009, the Acquired Fund recognized expenses of $359,300 representing legal services provided by Skadden.

23        Invesco Van Kampen Growth and Income Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Nine Months Ended August 31, 2010 and the Years Ended November 30, 2009 and 2008:

	August 31,	November 30,	November 30,
	2010	2009	2008

Ordinary income	$66,364,063	$97,019,083	$254,363,995

Long-term capital gain	-0-	-0-	355,226,102

Total distributions	$66,364,063	$97,019,083	$609,590,097

Tax Components of Net Assets at Period-End:

August 31,
2010

Undistributed ordinary income	$8,255,246

Net unrealized appreciation — investments	(281,556,800)

Capital loss carryforward	(731,993,141)

Shares of beneficial interest	6,999,019,079

Total net assets	$5,993,724,384

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $226,072,730 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2017	$731,993,141

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund from December 1, 2009 to August 31, 2010 was $1,471,849,433 and $1,449,771,240, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$288,204,656

Aggregate unrealized (depreciation) of investment securities	(569,761,456)

Net unrealized appreciation (depreciation) of investment securities	$(281,556,800)

Cost of investments for tax purposes is $6,261,367,733.

24        Invesco Van Kampen Growth and Income Fund

NOTE 8—Share Information

	For the				For the		For the
	nine months ended				year ended		year ended
	August 31, 2010(a)				November 30, 2009		November 30, 2008
	Shares		Value		Shares	Value	Shares	Value

Sales:
Class A	40,694,820(b	)	$707,176,618(b	)	57,927,682	$807,430,785	57,825,716	$1,072,657,142

Class B	934,228		16,167,953		2,148,011	29,667,060	2,086,418	38,343,527

Class C	1,252,711		21,780,200		2,037,857	28,300,443	2,193,348	39,846,518

Class R	2,423,181		42,296,238		2,343,353	33,092,151	1,987,366	37,408,947

Class Y	29,182,798		503,102,992		27,202,880	396,177,523	30,477,708	556,458,063

Institutional Class	2,638,781		43,251,096		-0-	-0-	-0-	-0-

Total sales	77,126,519		$1,333,775,097		91,659,783	$1,294,667,962	94,570,556	$1,744,714,197

Dividend reinvestment:
Class A	2,544,181		$43,649,414		4,949,122	$66,221,754	20,369,092	$426,114,201

Class B	154,168		2,633,398		411,733	5,438,004	1,992,302	41,462,405

Class C	69,351		1,190,861		192,064	2,487,495	1,203,882	25,238,374

Class R	50,681		870,627		82,308	1,099,777	342,385	7,176,954

Class Y	714,655		12,230,024		956,393	12,847,279	2,927,711	60,892,232

Institutional Class	3		38		-0-	-0-	-0-	-0-

Total dividend reinvestment	3,533,039		$60,574,362		6,591,620	$88,094,309	26,835,372	$560,884,166

Repurchases:
Class A	(48,110,313)		$(830,378,096)		(119,809,171)	$(1,551,828,446)	(102,710,778)	$(1,871,333,672)

Class B	(5,374,410	)(b)	(92,459,113	)(b)	(10,314,145)	(141,793,426)	(11,976,603)	(217,887,951)

Class C	(2,985,220)		(51,124,902)		(5,586,391)	(76,216,147)	(7,702,168)	(139,886,709)

Class R	(1,113,115)		(19,245,650)		(1,842,190)	(26,169,909)	(2,838,704)	(51,093,200)

Class Y	(18,516,612)		(315,105,691)		(25,304,022)	(349,669,633)	(24,704,188)	(440,640,720)

Institutional Class	(35,194)		(592,095)		-0-	-0-	-0-	-0-

Total repurchases	(76,134,864)		$(1,308,905,547)		(162,855,919)	$(2,145,677,561)	(149,932,441)	$(2,720,842,252)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 1% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	Includes automatic conversion of 1,668,282 Class B shares into 1,654,934 Class A shares at a value of $28,323,179.

  Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 9—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

25        Invesco Van Kampen Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Van Kampen Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Growth and Income Fund (formerly known as Van Kampen Growth and Income Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, the statement of changes in net assets and the financial highlights of the Fund for the periods ended November 30, 2009 and prior were audited by other independent auditors whose report dated January 22, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

26        Invesco Van Kampen Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account values and expenses of the Institutional Class shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010, through August 31, 2010. The actual ending account value and expenses of the Institutional Class shares in the example below are based on an investment of $1,000 invested as of close of business June 1, 2010 (commencement date) and held through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business June 1, 2010 through August 31, 2010 for the Institutional Class shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Institutional Class shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period [3]	Ratio [4]
A	$1,000.00	$929.27	$3.89	$1,021.17	$4.08	0.80%

B	1,000.00	928.40	4.67	1,020.37	4.89	0.96

C	1,000.00	926.18	7.53	1,017.39	7.88	1.55

R	1,000.00	928.66	5.10	1,019.91	5.35	1.05

Y	1,000.00	931.06	2.68	1,022.43	2.80	0.55

Institutional	1,000.00	979.50	1.11	1,022.94	2.29	0.45

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010, through August 31, 2010 (as of close of business June 1, 2010 through August 31, 2010 for the Institutional Class shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Institutional Class shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 91 (as of close of business June 1, 2010 through August 31, 2010)/365. Because the Institutional Class shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Institutional Class shares of the Fund and other funds because such data is based on a full six month period.
[4]	The Class B expense ratio reflects actual 12b-1 fees of less than 1%.

27        Invesco Van Kampen Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Growth and Income Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers, the Affiliated Sub-Advisers and the MS Sub-Adviser under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed the information provided differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

28        Invesco Van Kampen Growth and Income Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

29        Invesco Van Kampen Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30        Invesco Van Kampen Growth And Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-GRI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Van Kampen Pennsylvania
Tax Free Income Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
16	Financial Highlights
19	Notes to Financial Statements
26	Auditor’s Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Agreements
30	Tax Information
31	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have Specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
      First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Van Kampen Pennsylvania Tax Free Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen Pennsylvania Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary
All share classes of Invesco Van Kampen Pennsylvania Tax Free Income Fund at net asset value (NAV) posted positive returns during the 11-month reporting period ended August 31, 2010. The Fund’s Class A shares at NAV outperformed both the Fund’s broad market benchmark, the Barclays Capital Municipal Bond Index, and the Fund’s style-Specific index, the Barclays Capital Pennsylvania Municipal Index. The Fund’s focus on the long-end of the yield curve, and overweight positions in lower quality securities as well as non-rated securities were the main contributors to relative outperformance versus the Barclays Capital Pennsylvania Municipal Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 9/30/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.74%

Class B Shares	6.27

Class C Shares	6.01

Class Y Shares*	6.87

Barclays Capital Municipal Bond Index▼ (Broad Market Index)	5.97

Barclays Capital Pennsylvania Municipal Index■ (Style-Specific Index)	5.96

▼	Lipper Inc.: ■ Invesco, Barclays Capital

*	Share class incepted during reporting period. For detailed explanation of Fund performance, see page 7.

How we invest
Our investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investments primarily in a varied portfolio of medium- and lower grade municipal securities.
     We seek to invest primarily in medium- and lower grade securities; however, at times the market conditions in the Pennsylvania municipal markets may be such that the Fund may invest in higher grade securities. The Fund’s investment in medium- and lower grade securities involves special risks as compared to investment in higher grade securities. Lower grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher grade securities. We generally do not purchase securities that are in default or rated in categories lower than B- by Standard and Poor’s (S&P) or B3 by Moody’s Investors Service, Inc. (Moody’s) or unrated securities of comparable quality. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.
     We actively manage the Fund’s portfolio and adjust the average maturity of portfolio investments based upon expectations about the direction of interest rates and other economic factors. We select securities which we believe offer higher yields with reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, we use our research capabilities to assess potential investments and consider a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks.
     Portfolio securities are typically sold when our assessment of any of these factors materially change. At times, the market conditions in the Pennsylvania municipal securities markets may be such that we may invest in higher grade securities. These investments may lessen the decline in the NAV of the Fund but also may affect the amount of current income since yields on higher grade securities are usually lower than yields on medium- or lower grade securities. As a result, we will not necessarily invest in the highest yielding Pennsylvania municipal securities permitted by our investment policies depending on market conditions or if we determine that market risks or credit risks associated with such investments would subject the Fund’s portfolio to undue risk.

Market conditions and your Fund
Market conditions during the 11-month period covered in this report were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at extremely low levels and with few of them withdrawing their quantitative easing measures. This has helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’

Portfolio Composition†
By credit quality, based on total investments

AAA	17.5%

AA	13.9

A	19.1

BBB	19.5

BB	0.3

Non-Rated	29.7

Top 5 Sectors*

1. Hospital	19.2%

2. Higher Education	12.1

3. Life Care	9.5

4. General Purpose	8.1

5. Public Buildings	8.1

Total Net Assets	$157.3 million

Total Number of Holdings*	120
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
†	Source: Standard and Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit www.standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.

4	Invesco Van Kampen Pennsylvania Tax Free Income Fund

abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern euro zone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment continued to weigh on the U.S. economy.1 Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.7% in the second quarter of 2010.1 In the first quarter, real GDP increased 3.7%.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy: “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 Consequently, it was widely expected that the Fed would continue to keep rates low for an extended period.
     Sector performance was driven by quality spread tightening, largely a result of continued flows into the municipal market combined with less tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors outperformed. Fund inflows continued to remain strong after an exceptional 2009. In addition, year-to-date issuance through the reporting period was about 1.5% ahead of last year’s pace: $261.0 billion versus 257.3 billion.4 However, approximately 30% of supply since the beginning of the year was in the form of taxable Build America Bonds.4
     Historically, the state of Pennsylvania has a record of good financial management and budgetary balances over the years with a well-controlled debt position.
      With the slowdown in the economy, the state faces challenges due to its below average income and a continuing loss of manufacturing jobs. State officials have said they will not meet payments due December 15 on $35.0 million in incinerator bonds.4
     Pennsylvania was also dealing with dwindling economic stimulus funds from the federal government, forcing the state to find additional areas to cut expenses. We will continue to monitor its economic health and look for opportunities in more stable sectors within the state.
      The Fund generated positive absolute and relative returns for the reporting period. In terms of yield curve positioning, a focus on the long-end of the curve contributed to returns relative to the Barclays Capital Pennsylvania Municipal Index, as this part of the curve generated the highest returns over the period.
     As discussed earlier, during the reporting period, lower rated tax-exempt bonds experienced greater price increases relative to higher quality issues. An overweight exposure to BBB and non-rated bonds was a positive contributor to relative and absolute returns.
     At a sector level, the Fund’s underweight in the tax-supported sector, Specifically state general obligation bonds, was the primary detractor on a relative basis. At the industry level, we were overweight in the life care sector, which contributed to positive relative returns. However, we continued to monitor the health care sector in light of recent health care reform, and we continued to diversify out of the sector by selling weaker issuers on analyst recommendations, including swapping deep discount hospital bonds for new issue higher coupon bonds and university revenue bonds.
     Our overweight exposure to industrial development revenue/pollution control revenue bonds also contributed to relative performance during the period.
     As noted earlier, the Fund seeks to invest primarily in medium- and lower grade securities; however, at times, conditions in the Pennsylvania municipal markets may be such that the Fund may invest in higher grade securities. During the reporting period, we invested in higher grade securities because of a relatively low supply of lower and medium-grade securities.
     We use inverse floating rate securities in Invesco Pennsylvania Tax Free Income Fund to help manage duration, yield curve exposure and credit exposure, and to potentially enhance yield. Over the reporting period, the exposure to inverse floaters within the fund contributed positively to Fund return.
     Thank you for investing in Invesco Van Kampen Pennsylvania Tax Free Income Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Morningstar Direct
4 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Mark Paris
Portfolio manager, is manager of Invesco Van Kampen Pennsylvania Tax Free Income Fund. Mr. Paris joined Invesco in 2010. He earned a B.B.A. in finance from the City University of New York.
Julius Williams
Portfolio manager, is manager of Invesco Van Kampen Pennsylvania Tax Free Income Fund. Mr. Williams joined Invesco in 2010. Mr. Williams earned a B.A. in economics and sociology and an M.E. in educational psychology from the University of Virginia.
Robert Wimmel
Portfolio manager, is manager of Invesco Van Kampen Pennsylvania Tax Free Income Fund. Mr. Wimmel joined Invesco in 2010. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

5	Invesco Van Kampen Pennsylvania Tax Free Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 4/30/87, Fund data from 5/1/87

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Van Kampen Pennsylvania Tax Free Income Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable
sales charges

Class A Shares

Inception (5/1/87)	5.96%

10 Years	3.79

5 Years	2.15

1 Year	6.89

Class B Shares

Inception (5/3/93)	4.22%

10 Years	3.69

5 Years	2.23

1 Year	6.74

Class C Shares

Inception (8/13/93)	3.67%

10 Years	3.55

5 Years	2.38

1 Year	10.38

Class Y Shares

10 Years	4.31%

5 Years	3.18

1 Year	12.37
Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen Pennsylvania Tax Free Income Fund. Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco Van Kampen Pennsylvania Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (5/1/87)	5.85%

10 Years	3.76

5 Years	1.59

1 Year	7.90

Class B Shares

Inception (5/3/93)	4.07%

10 Years	3.63

5 Years	1.65

1 Year	7.84

Class C Shares

Inception (8/13/93)	3.51%

10 Years	3.51

5 Years	1.82

1 Year	11.40

Class Y Shares

10 Years	4.27%

5 Years	2.59

1 Year	13.28
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.18%, 1.93%, 1.93% and 0.93%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Van Kampen Pennsylvania Tax Free Income Fund

Invesco Van Kampen Pennsylvania Tax Free Income Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. The Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. There could be changes in applicable tax laws or tax treatments that adversely affect the current federal or state tax status of municipal securities.

■	The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not limit its investments to such issuers.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.
■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities. In the event that the insurers of the Fund’s insured municipal securities are downgraded in their claims-paying abilities by a nationally recognized statistical rating organization, the Fund would be subject to potential market value declines and increased credit risk on the municipal securities insured by such insurer.

■	The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■	If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds’ income and distributions to shareholders and termination of any conversion option on convertible securities.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Barclays Capital Pennsylvania Municipal Index tracks the performance of Pennsylvania issued municipal bonds rated at least Baa or BBB by Moody’s or S&P, respectively, with maturities greater than 2 years.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VKMPX
Class B Shares	VKPAX
Class C Shares	VKPCX
Class Y Shares	VKPYX

8	Invesco Van Kampen Pennsylvania Tax Free Income Fund

Schedule of Investments

August 31, 2010

			Par
			Amount
	Coupon	Maturity	(000)	Value

Municipal Bonds–100.1%
Pennsylvania–93.1%
Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Duquesne Univ Proj Rfdg (AMBAC Insd)	5.500%	03/01/20	$1,750	$1,994,212

Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Robert Morris Univ, Ser A	6.000%	10/15/38	1,000	1,032,330

Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys, Ser A	5.375%	11/15/40	750	573,345

Allegheny Cnty, PA Hosp Dev Auth Rev OH Vly Gen Hosp Proj, Ser A	5.000%	04/01/25	1,600	1,508,912

Allegheny Cnty, PA Hosp Dev Auth Rev Univ Pittsburgh Med	5.625%	08/15/39	1,250	1,315,950

Allegheny Cnty, PA Indl Dev Auth Lease Rev (AMT)	6.625%	09/01/24	980	884,107

Allegheny Cnty, PA Indl Dev Auth Lease Rev Residential Res Inc Proj	5.100%	09/01/26	980	928,658

Allegheny Cnty, PA Port Auth Transn (NATL Insd)	5.500%	03/01/16	1,000	1,028,860

Allegheny Cnty, PA Port Auth Transn (NATL Insd)	5.500%	03/01/17	1,000	1,028,860

Allegheny Cnty, PA Redev Auth Pittsburgh Mills Proj	5.600%	07/01/23	1,220	1,186,206

Allegheny Cnty, PA Residential Fin Auth Mtg Rev Single Family, Ser TT (GNMA Collateralized) (AMT)	5.000%	05/01/35	1,155	1,178,319

Allegheny Cnty, PA, Ser C-61 (AGL Insd)	5.000%	12/01/33	1,000	1,075,810

Allegheny Valley, PA Sch Dist, Ser A (NATL Insd)	5.000%	11/01/28	1,500	1,573,395

Beaver Cnty, PA (AGM Insd)	5.550%	11/15/31	1,390	1,537,646

Berks Cnty, PA Indl Dev Auth First Mtg Rev One Douglassville Proj Rfdg, Ser A (AMT)	6.125%	11/01/34	490	427,006

Berks Cnty, PA Muni Auth College Albright College Proj	5.500%	10/01/18	1,895	1,899,700

Bethlehem, PA Area Sch Dist (AGM Insd)	5.250%	01/15/26	1,000	1,112,970

Bucks Cnty, PA Indl Dev Auth Ann’s Choice Inc Fac, Ser A	5.900%	01/01/27	1,000	1,000,240

Bucks Cnty, PA Indl Dev Auth Ann’s Choice Inc Fac, Ser A	6.125%	01/01/25	1,500	1,520,325

Bucks Cnty, PA Indl Dev Auth Rev Lutheran Cmnty Telford Ctr	5.750%	01/01/37	2,000	1,700,980

Centre Cnty, PA Hosp Auth Rev Hosp Mt Nittany Med Ctr Proj (AGL Insd)	6.125%	11/15/39	1,000	1,058,650

Chartiers Valley, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Proj Rfdg	5.250%	12/01/15	500	504,405

Chartiers Valley, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Proj Rfdg	5.750%	12/01/22	900	912,150

Coatesville, PA Sch Dist (AGM Insd)	5.000%	08/15/30	850	941,681

Cumberland Cnty, PA Muni Auth Rev Diakon Lutheran Ministries Proj	5.000%	01/01/36	1,000	921,760

Cumberland Cnty, PA Muni Auth Rev Messiah Vlg Proj, Ser A	5.625%	07/01/28	1,000	967,680

Dauphin Cnty, PA Gen Auth Hlth Sys Rev Pinnacle Hlth Sys Proj, Ser A	6.000%	06/01/36	2,215	2,375,100

Dauphin Cnty, PA Gen Auth Rev Office & Pkg Riverfront Office	6.000%	01/01/25	1,200	1,014,576

Delaware Cnty, PA Auth College Rev Cabrini College (Radian Insd)	5.750%	07/01/23	220	220,222

Delaware Cnty, PA Auth College Rev Haverford College	5.000%	11/15/40	500	544,690

Delaware Cnty, PA Auth College Rev Neumann College	6.250%	10/01/38	500	542,845

Delaware Cnty, PA Auth College Rev Neumann College Rfdg	6.000%	10/01/31	1,500	1,519,020

Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Aqua PA Inc Proj, Ser A (NATL Insd) (AMT)	5.000%	11/01/38	1,500	1,528,260

Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Philadelphia Subn Wtr (AMBAC Insd) (AMT)	5.350%	10/01/31	2,500	2,546,925

Delaware Riv Port Auth PA & NJ Rev, Ser D	5.000%	01/01/40	1,000	1,048,590

Delaware Vly, PA Regl Fin Auth Loc Govt Rev	5.750%	07/01/17	3,535	4,035,238

Delaware Vly, PA Regl Fin Auth Loc Govt Rev	5.750%	07/01/32	2,000	2,271,300

Erie, PA Higher Ed Bldg Auth College Rev Mercyhurst College	5.500%	03/15/38	500	514,705

Erie, PA Higher Ed Bldg Auth College Rev Mercyhurst College Proj Rfdg, Ser B	5.000%	03/15/23	1,000	1,031,010

Greensburg Salem, PA Sch Dist Rfdg (NATL Insd)	5.375%	09/15/17	1,415	1,538,006

Harrisburg, PA Auth Wtr Rev Rfdg	5.250%	07/15/31	1,000	1,023,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Pennsylvania Tax Free Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Pennsylvania–(continued)

Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr Saint Annes Home	6.600%	04/01/24	$1,000	$990,570

Lebanon Cnty, PA Hlth Fac Pleasant View Retirement, Ser A	5.300%	12/15/26	1,000	966,060

Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint Lukes Bethlehem (Prerefunded @ 08/15/13)	5.250%	08/15/23	1,980	2,254,646

Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Group Rfdg	6.000%	11/01/23	1,760	1,356,590

Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc Proj	6.300%	06/01/28	1,085	879,859

Lycoming Cnty, PA Auth Hlth Sys Rev Susquehanna Hlth Sys Proj, Ser A	5.750%	07/01/39	1,250	1,295,412

Mercer Cnty, PA (NATL Insd)	5.500%	10/01/17	1,095	1,152,356

Mifflin Cnty, PA Hosp Auth (Radian Insd) (Prerefunded @ 01/01/11)	6.200%	07/01/25	1,500	1,544,670

Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr	5.125%	01/01/37	1,500	1,511,580

Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr (Prerefunded @ 01/01/14)	6.000%	01/01/43	1,000	1,174,850

Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp Rev Abington Mem Hosp, Ser A	5.125%	06/01/32	2,100	2,119,929

Montgomery Cnty, PA Higher Ed & Hlth Auth Rev Hlthcare Holy Redeemer Hlth, Ser A (AMBAC Insd)	5.250%	10/01/17	1,000	1,000,470

Montgomery Cnty, PA Indl Dev Auth Retirement Cmnty Rev Acts Retirement Life Cmnty, Ser A-1	6.250%	11/15/29	1,000	1,082,790

Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cmnty Proj	7.000%	02/01/36	500	467,150

Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.125%	02/01/28	1,100	969,716

Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.250%	02/01/35	880	750,112

Mount Lebanon, PA Hosp Auth Saint Clair Mem Hosp, Ser A	5.625%	07/01/32	2,000	2,022,880

Northampton Cnty, PA Gen Purp Auth Hosp Rev Saint Lukes Hosp Proj, Ser A	5.500%	08/15/35	1,000	1,029,160

Northampton Cnty, PA Gen Purp Auth Hosp Rev Saint Lukes Hosp Proj, Ser C(a)	4.500%	08/15/32	500	518,705

Northampton Cnty, PA Gen Purp Auth Rev Higher Ed Lehigh Univ	5.500%	11/15/33	1,000	1,123,760

Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Reliant Energy, Ser B (AMT)	6.750%	12/01/36	1,250	1,296,575

Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Var Allegheny Energy Supply Co	7.000%	07/15/39	1,830	2,098,022

Pennsylvania Econ Dev Fin Auth Res Recovery Rev Colver Proj Rfdg, Ser G (AMT)	5.125%	12/01/15	800	774,208

Pennsylvania Econ Dev Fin Auth Sew Sludge Disp Rev Philadelphia Bio Solids Fac	6.250%	01/01/32	1,000	1,082,930

Pennsylvania Econ Dev Fin Auth Solid Waste Disp Rev Waste Mgmt Inc Proj, Ser A (AMT)	5.100%	10/01/27	1,150	1,164,605

Pennsylvania St Higher Ed Fac Auth Rev Edinboro Univ	6.000%	07/01/43	500	521,065

Pennsylvania St Higher Ed Fac Auth Rev La Salle Univ	5.500%	05/01/34	1,500	1,514,295

Pennsylvania St Higher Ed Fac Auth Rev Thomas Jefferson Univ	5.375%	01/01/25	645	670,884

Pennsylvania St Higher Ed Fac Auth Rev Thomas Jefferson Univ	5.500%	01/01/19	355	376,531

Pennsylvania St Higher Ed Fac Auth Rev Trustees Univ PA, Ser C(b)	5.000%	07/15/38	4,700	4,921,887

Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth Sys, Ser A (Prerefunded @ 01/15/11)	6.000%	01/15/31	365	376,476

Pennsylvania St Tpk Commn Tpk Rev Cap Apprec Motor License Spl, Ser A-2(c)	0.000/5.500%	12/01/34	750	592,125

Pennsylvania St Tpk Commn Tpk Rev Cap Apprec Sub, Ser E(c)	0.000/6.375%	12/01/38	1,435	1,091,246

Pennsylvania St Tpk Commn Tpk Rev Conv Cap Apprec Sub, Ser C (AGM Insd)(c)	0.000/6.250%	06/01/33	2,000	1,626,340

Pennsylvania St Tpk Commn Tpk Rev Spl Motor License Fd, Ser A-1	5.000%	12/01/38	500	535,715

Pennsylvania St Tpk Commn Tpk Rev Subser B-1	5.500%	06/01/33	1,000	1,077,630

Philadelphia, PA Arpt Rev, Ser A (NATL Insd) (AMT)	5.000%	06/15/25	1,000	1,025,370

Philadelphia, PA Auth For Indl Dev Rev Coml Dev Rfdg (AMT)	7.750%	12/01/17	2,505	2,508,457

Philadelphia, PA Auth For Indl Dev Rev Mast Charter Sch	6.000%	08/01/35	700	725,900

Philadelphia, PA Auth For Indl Dev Rev Please Touch Museum Proj	5.250%	09/01/31	2,750	2,505,580

Philadelphia, PA Auth For Indl Dev Rev Please Touch Museum Proj	5.250%	09/01/36	1,000	883,960

Philadelphia, PA Auth For Indl Dev Rev, Ser A	5.500%	09/15/37	1,235	1,138,942

Philadelphia, PA Hosp & Higher Ed Fac Auth Rev Chester JHS, Ser B	5.000%	05/15/40	850	872,295

Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (AGM Insd)	*	03/15/11	3,750	3,729,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Pennsylvania Tax Free Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Pennsylvania–(continued)

Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (AGM Insd)	*	03/15/12	$3,775	$3,700,859

Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (AGM Insd)	*	03/15/13	4,400	4,229,588

Philadelphia, PA Rfdg, Ser A (AGL Insd)	5.500%	08/01/24	2,000	2,306,540

Philadelphia, PA Sch Dist Rfdg, Ser D	5.000%	09/01/18	1,490	1,708,538

Philadelphia, PA Sch Dist, Ser E (BHAC Insd)	5.125%	09/01/23	1,500	1,707,150

Philadelphia, PA Wtr & Wastewtr Rev, Ser C (AGM Insd)	5.000%	08/01/35	1,250	1,324,138

Pittsburgh & Allegheny Cnty, PA Sports & Exhib Auth Regl Asset Dist Ref (AGM Insd)(d)	5.000%	02/01/31	1,000	1,060,140

Saint Mary Hosp Auth PA Hlth Sys Rev, Ser B (Prerefunded @ 11/15/14)	5.375%	11/15/34	2,250	2,642,985

State Pub Sch Bldg Auth PA Sch Rev Harrisburg Sch Dist Proj, Ser A (AGL Insd)	5.000%	11/15/33	1,000	1,071,710

Sto-Rox Sch Dist PA (NATL Insd) (Prerefunded @ 12/15/10)	5.800%	06/15/30	2,000	2,032,060

Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev, Ser A (AMBAC Insd) (AMT)	5.500%	01/01/19	2,500	2,573,900

Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev, Ser D	5.375%	01/01/18	2,350	2,201,527

Upper Saint Clair Twp PA Sch Dist (AGM Insd)	5.375%	07/15/17	1,200	1,297,404

Washington Cnty, PA Indl Dev Auth College Rev Washington Jefferson College	5.250%	11/01/30	500	539,680

Washington Cnty, PA Redev Auth Rev Victory Ctr Proj Tanger, Ser A(a)	5.450%	07/01/35	1,495	1,382,142

Washington Cnty, PA, Ser A (AMBAC Insd)	5.125%	09/01/27	2,150	2,199,794

Washington Cnty, PA, Ser A (AMBAC Insd) (Prerefunded @ 09/01/12)	5.125%	09/01/27	350	383,264

West Shore, PA Area Hosp Auth Holy Spirit Hosp Proj	6.250%	01/01/32	2,045	2,063,998

Westmoreland Cnty, PA Indl Dev Auth Rev Retirement Cmnty Redstone, Ser A	5.750%	01/01/26	2,500	2,356,450

Westmoreland Cnty, PA Indl Dev Auth Rev Retirement Cmnty Redstone, Ser A	5.875%	01/01/32	900	803,169

				146,474,693

Guam–1.1%
Guam Govt Ltd Oblig Rev Sect 30, Ser A	5.750%	12/01/34	1,250	1,317,700

Guam Pwr Auth Rev, Ser A	5.500%	10/01/40	410	412,091

				1,729,791

Puerto Rico–4.1%
Puerto Rico Comwlth Infrastructure Fin Auth Spl Tax Rev Rfdg, Ser C (AMBAC Insd)	5.500%	07/01/27	600	664,992

Puerto Rico Elec Pwr Auth Rev, Ser WW	5.250%	07/01/33	1,500	1,573,485

Puerto Rico Elec Pwr Auth Rev, Ser WW	5.500%	07/01/21	1,000	1,130,460

Puerto Rico Sales Tax Fin Corp Sales Tax Rev Cap Apprec, Ser A	*	08/01/34	3,500	839,195

Puerto Rico Sales Tax Fin Corp Sales Tax Rev Conv Cap Apprec, Ser A(c)	0.000/6.250%	08/01/33	1,065	747,363

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A	5.375%	08/01/39	470	496,461

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A (Prerefunded @ 08/01/11)(a)	5.000%	08/01/39	1,000	1,043,700

				6,495,656

Virgin Islands–1.8%
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago, Ser A	6.625%	10/01/29	750	850,305

Virgin Islands Pub Fin Auth Rev Sr Lien/Cap Proj, Ser A-1	5.000%	10/01/39	500	506,905

Virgin Islands Wtr & Pwr Auth Elec Sys Rev, Ser A	5.000%	07/01/25	1,335	1,399,414

				2,756,624

Total Long-Term Investments–100.1% (Cost $152,328,598)				157,456,764

Total Short-Term Investments–2.8% (Cost $4,500,000)				4,500,000

TOTAL INVESTMENTS–102.9% (Cost $156,828,598)				161,956,764

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Value

Liability for Floating Rate Note Obligations Related to Securities Held–(2.0%)
(Cost ($3,135,000))
$(3,135) Notes with an interest rate of 0.30% at August 31, 2010 and a contractual maturity of collateral of 2038 (See Note 1(K) in the Notes to Financial Statements)(e)	$(3,135,000)

Total Net Investments–100.9% (Cost $153,693,598)	158,821,764

LIABILITIES IN EXCESS OF OTHER ASSETS–(0.9%)	(1,483,191)

NET ASSETS–-100.0%	$157,338,573

Investment Abbreviations:

AGL	– Assured Guaranty Ltd.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Indemnity Corp.
AMT	– Alternative Minimum Tax
BHAC	– Berkshire Hathaway Assurance Corp.
GNMA	– Government National Mortgage Association
NATL	– National Public Finance Guarantee Corp.
Radian	– Radian Asset Assurance

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond
(a)	Variable Rate Coupon
(b)	Underlying security related to Inverse Floaters entered into by the Fund. See Note 1(K) in the Notes to Financial Statements for further information.
(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
(d)	Security purchased on a when-issued or delayed delivery basis.
(e)	Floating rate note obligations related to securities held. The interest rate shown reflects the rate in effect at August 31, 2010. At August 31, 2010, Fund investments with a value of $4,921,887 are held by the Dealer Trusts and serve as collateral for the $3,135,000 in floating rate note and dealer trust obligations outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at August 31, 2010 are presented on the Schedule of Investments.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 3 in the Notes to Financial Statements for further
  The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value.

		Level 2	Level 3
	Level 1	Other Significant	Significant
Investments	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Municipal Securities	$—	$161,956,764	$—	$161,956,764

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $156,828,598)	$161,956,764

Receivables:
Interest	1,917,631

Fund shares sold	68,980

Investments sold	20,000

Other	4,477

Total assets	163,967,852

Liabilities:
Payables:
Floating Rate Note Obligations	3,135,000

Investments purchased	1,039,530

Fund shares repurchased	396,693

Income distributions	125,869

Distributor and affiliates	55,199

Custodian bank	1,754,354

Accrued expenses	122,634

Total liabilities	6,629,279

Net Assets	$157,338,573

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$159,217,593

Net unrealized appreciation	5,128,166

Accumulated undistributed net investment income	76,017

Accumulated net realized gain (loss)	(7,083,203)

Net assets	$157,338,573

Maximum offering price per share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $141,406,278 and 8,680,178 shares of beneficial interest issued and outstanding)	$16.29

Maximum sales charge (4.75% of offering price)	0.81

Maximum offering price to public	$17.10

Class B Shares:
Net asset value and offering price per share (Based on net assets of $4,681,773 and 288,427 shares of beneficial interest issued and outstanding)	$16.23

Class C Shares:
Net asset value and offering price per share (Based on net assets of $11,083,349 and 679,336 shares of beneficial interest issued and outstanding)	$16.31

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $167,173 and 10,259 shares of beneficial interest issued and outstanding)	$16.30

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Statements of Operations

For the period October 1, 2009 to August 31, 2010 and the year ended September 30, 2009

	For the eleven	For the year
	months ended	ended
	August 31,	September 30,
	2010	2009

Investment income:
Interest	$8,000,454	$8,693,724

Expenses:
Investment advisory fee	844,272	832,639

Distribution fees
Class A	319,002	319,965

Class B	34,060	33,878

Class C	82,926	49,494

Interest, credit line and residual trust expenses	70,540	109,547

Professional fees	106,283	100,308

Transfer agent fees	76,088	95,816

Administrative services fees	61,985	77,361

Reports to shareholders	51,028	53,096

Trustees’ and officers’ fees and benefits	21,544	31,187

Custody	11,270	19,869

Registration fees	-0-	5,912

Other	13,058	11,419

Total expenses	1,692,056	1,740,491

Less Credits earned on cash balances	-0-	573

Net expenses	1,692,056	1,739,918

Net investment income	6,308,398	6,953,806

Realized and unrealized gain (loss):
Net realized gain (loss)	911,918	(1,875,518)

Unrealized appreciation (depreciation):
Beginning of the period	2,328,522	(10,580,062)

End of the period:
Investments	5,128,166	2,328,522

Net unrealized appreciation during the period	2,799,644	12,908,584

Net realized and unrealized gain	3,711,562	11,033,066

Net increase in net assets from operations	$10,019,960	$17,986,872

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Statements of Changes in Net Assets

For the period October 1, 2009 to August 31, 2010 and the years ended September 30, 2009 and 2008

	For the eleven	For the year	For the year
	months ended	ended	ended
	August 31,	September 30,	September 30,
	2010	2009	2008

From investment activities:
Operations:
Net investment income	$6,308,398	$6,953,806	$7,183,844

Net realized gain (loss)	911,918	(1,875,518)	(6,164,946)

Net unrealized appreciation (depreciation) during the period	2,799,644	12,908,584	(14,375,306)

Change in net assets from operations	10,019,960	17,986,872	(13,356,408)

Distributions from net investment income:
Class A Shares	(5,990,320)	(6,597,361)	(6,857,677)

Class B Shares	(198,854)	(267,886)	(296,282)

Class C Shares	(325,653)	(216,276)	(175,088)

Class Y Shares	(1,373)	-0-	-0-

	(6,516,200)	(7,081,523)	(7,329,047)

Distributions from net realized gain:
Class A Shares	-0-	-0-	(365,399)

Class B Shares	-0-	-0-	(17,631)

Class C Shares	-0-	-0-	(10,755)

	-0-	-0-	(393,785)

Total distributions	(6,516,200)	(7,081,523)	(7,722,832)

Net change in net assets from investment activities	3,503,760	10,905,349	(21,079,240)

From capital transactions:
Proceeds from shares sold	12,467,823	12,344,838	10,966,021

Net asset value of shares issued through dividend reinvestment	5,054,700	5,420,894	5,810,015

Cost of shares repurchased	(17,017,762)	(23,483,031)	(21,806,266)

Net change in net assets from capital transactions	504,761	(5,717,299)	(5,030,230)

Total increase (decrease) in net assets	4,008,521	5,188,050	(26,109,470)

Net assets:
Beginning of the period	153,330,052	148,142,002	174,251,472

End of the period (including accumulated undistributed net investment income of $76,017, $275,568 and $398,635, respectively)	$157,338,573	$153,330,052	$148,142,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Eleven
	months ended
	August 31,		Year ended September 30,
	2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$15.93		$14.76		$16.84		$17.43		$17.44		$17.41

Net investment income	0.66	(a)	0.73	(a)	0.72	(a)	0.70	(a)	0.69	(a)	0.70

Net realized and unrealized gain (loss)	0.38		1.18		(2.03)		(0.53)		0.04		0.04

Total from investment operations	1.04		1.91		(1.31)		0.17		0.73		0.74

Less:
Distributions from net investment income	0.68		0.74		0.73		0.68		0.68		0.71

Distributions from net realized gain	-0-		-0-		0.04		0.08		0.06		-0-

Total distributions	0.68		0.74		0.77		0.76		0.74		0.71

Net asset value, end of the period	$16.29		$15.93		$14.76		$16.84		$17.43		$17.44

Total return	6.74	%(b)	13.60	%(c)	(8.02	)%(c)	0.95	%(c)	4.39	%(c)	4.30	%(c)

Net assets at end of the period (in millions)	$141.4		$141.2		$137.4		$160.5		$170.1		$176.3

Ratio of expenses to average net assets	1.14	%(d)	1.21%		1.32%		1.44%		1.06%		1.09%

Ratio of net investment income to average net assets	4.54	%(d)	5.05%		4.43%		4.08%		4.02%		3.98%

Portfolio turnover(e)	15%		17%		25%		25%		28%		24%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	1.10	%(d)	1.13%		1.06%		1.08%		1.06%		1.09%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $139,251.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for period less than a year.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights—(continued)

	Class B Shares
	Eleven
	months ended
	August 31,		Year ended September 30,
	2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$15.89		$14.72		$16.78		$17.38		$17.38		$17.36

Net investment income	0.59	(a)	0.68	(a)	0.63	(a)	0.57	(a)	0.57	(a)	0.55

Net realized and unrealized gain (loss)	0.38		1.18		(2.01)		(0.54)		0.05		0.05

Total from investment operations	0.97		1.86		(1.38)		0.03		0.62		0.60

Less:
Distributions from net investment income	0.63		0.69		0.64		0.55		0.56		0.58

Distributions from net realized gain	-0-		-0-		0.04		0.08		0.06		-0-

Total distributions	0.63		0.69		0.68		0.63		0.62		0.58

Net asset value, end of the period	$16.23		$15.89		$14.72		$16.78		$17.38		$17.38

Total return	6.27	%(b)(d)	13.21	%(c)(f)	(8.46	)%(c)(f)	0.20	%(c)	3.63	%(c)	3.50	%(c)

Net assets at end of the period (in millions)	$4.7		$5.4		$6.2		$8.9		$12.2		$15.8

Ratio of expenses to average net assets	1.64	%(d)(e)	1.57	%(f)	1.81	%(f)	2.19%		1.81%		1.83%

Ratio of net investment income to average net assets	4.05	%(d)(e)	4.70	%(f)	3.94	%(f)	3.32%		3.26%		3.23%

Portfolio turnover(g)	15%		17%		25%		25%		28%		24%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	1.60	%(d)(e)	1.49	%(f)	1.55	%(f)	1.83%		1.81%		1.83%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Des not include sale charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of 0.74%.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5,003.
(f)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for period less than a year.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights—(continued)

	Class C Shares
	Eleven
	months ended
	August 31,		Year ended September 30,
	2010		2009		2008		2007		2006		2005

Net asset value, beginning of the period	$15.95		$14.78		$16.86		$17.45		$17.45		$17.41

Net investment income	0.55	(a)	0.62	(a)	0.59	(a)	0.58	(a)	0.57	(a)	0.58

Net realized and unrealized gain (loss)	0.38		1.18		(2.02)		(0.54)		0.05		0.04

Total from investment operations	0.93		1.80		(1.43)		0.04		0.62		0.62

Less:
Distributions from net investment income	0.57		0.63		0.61		0.55		0.56		0.58

Distributions from net realized gain	-0-		-0-		0.04		0.08		0.06		-0-

Total distributions	0.57		0.63		0.65		0.63		0.62		0.58

Net asset value, end of the period	$16.31		$15.95		$14.78		$16.86		$17.45		$17.45

Total return	6.01	%(b)	12.74	%(c)	(8.71	)%(c)	0.19	%(c)	3.68	%(c)(e)	3.60	%(c)(e)

Net assets at end of the period (in millions)	$11.1		$6.8		$4.5		$4.8		$5.2		$5.2

Ratio of expenses to average net assets	1.89	%(d)	1.96%		2.07%		2.19%		1.80	%(e)	1.75	%(e)

Ratio of net investment income to average net assets	3.79	%(d)	4.28%		3.68%		3.33%		3.27	%(e)	3.31	%(e)

Portfolio turnover(f)	15%		17%		25%		25%		28%		24%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	1.85	%(d)	1.89%		1.81%		1.83%		1.80	%(e)	1.75	%(e)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Des not include sale charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $9,035.
(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for period less than a year.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights—(continued)

Class Y Shares
June 1, 2010
(Commencement of
operations) to
August 31,
2010

Net asset value, beginning of the period	$15.94

Net investment income(a)	0.19

Net realized and unrealized gain (loss)	0.36

Total from investment operations	0.55

Less:
Distributions from net investment income	0.19

Distributions from net realized gain	-0-

Total distributions	0.19

Net asset value, end of the period	$16.30

Total return(b)	3.49%

Net assets at end of the period (in millions)	$0.2

Ratio of expenses to average net assets(c)	0.85%

Ratio of net investment income to average net assets(c)	4.75%

Portfolio turnover(d)	15%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)(c)	0.81%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Des not include sale charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $90.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for period less than a year.

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Pennsylvania Tax Free Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On August 31, 2010, the Fund’s fiscal year-end changed from September 30 to August 31.
  Prior to June 1, 2010, the Fund operated as Van Kampen Pennsylvania Tax Free Income Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B and Class C shares received Class A, Class B and Class C shares, respectively, of the Fund.
  The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

19        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these

20        Invesco Van Kampen Pennsylvania Tax Free Income Fund

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Floating Rate Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Special Purpose Trusts established by a Broker Dealer (“Dealer Trusts”) fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund may enter into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating rate note obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption “Interest, credit line and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the eleven months ended August 31, 2010 were $6,780,831 and 0.91%, respectively.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.60%

Over $500 million	0.50%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $610,016 and $832,639 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets for the period October 1, 2009 to May 31, 2010 and for the year ended September 30, 2009, respectively.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.13%, 1.88%, 1.88% and 0.88% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  For the period ended August 31, 2010, the Adviser did not waive advisory fees under this agreement.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the

21        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $16,248 and $25,244 to VKII for the period October 1, 2009 to May 31, 2010 and the year ended September 30, 2009, respectively. For the period ended August 31, 2010 and the year ended September 30, 2009, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $20,754 and $21,826 to VKII for the period October 1, 2009 to May 31, 2010 and the year ended September 30, 2009, respectively.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended August 31, 2010, IIS was paid $20,980 for providing such services. Prior to the Reorganization, the Acquired Fund paid $36,681 and $62,820 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent, for the period October 1, 2009 to May 31, 2010 and for the year ended September 30, 2009, respectively. For the period ended August 31, 2010 and the year ended September 30, 2009, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $313,284 and $403,337 to VKFI for the period October 1, 2009 to May 31, 2010 and the year ended September 30, 2009, respectively.
  For the period ended August 31, 2010 and the year ended September 30, 2009, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $2,950 in front-end sales commissions from the sale of Class A shares and $0, $495 and $868 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period October 1, 2009 to May 31, 2010, VKFI retained $15,075 in front-end sales commissions from the sale of Class A shares and $1,704, for CDSC imposed on redemptions by shareholders. For the year ended September 30, 2009, VKFI retained $21,900 in front-end sales commissions from the sale of Class A shares and $11,400, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the period October 1, 2009 to May 31, 2010 and the year ended August 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $0 and $573, respectively.

22        Invesco Van Kampen Pennsylvania Tax Free Income Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended August 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. For the period October 1, 2009 to May 31, 2010, the Acquired Fund recognized expenses of $3,676 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund. For the year ended September 30, 2009, the Acquired Fund recognized expenses of $17,241 representing legal services provided by Skadden.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Eleven Months Ended August 31, 2010 and the Years Ended September 30, 2009 and 2008:

	August 31, 2010	September 30, 2009	September 30, 2008

Ordinary income	$1,034	$2,133	$2,084

Tax-exempt income	6,515,166	7,080,623	7,345,532

Long-term capital gain	-0-	-0-	393,785

Total distributions	$6,516,200	$7,082,756	$7,741,401

Tax Components of Net Assets at Period-End:

August 31, 2010

Undistributed ordinary income	$85,409

Net unrealized appreciation — investments	5,063,632

Net unrealized appreciation — other investments	232,954

Temporary book/tax differences	(125,869)

Capital loss carryforward	(7,135,146)

Shares of beneficial interest	159,217,593

Total net assets	$157,338,573

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $0 of capital loss carryforward in the fiscal year ending August 31, 2011.

23        Invesco Van Kampen Pennsylvania Tax Free Income Fund

  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

08/31/2016	$113,623

08/31/2017	5,935,990

08/31/2018	1,085,533

Total capital loss carryforward	$7,135,146

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund from October 1, 2009 to August 31, 2010 was $23,060,465 and $28,719,398, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$7,691,489

Aggregate unrealized (depreciation) of investment securities	(2,627,857)

Net unrealized appreciation of investment securities	$5,063,632

Cost of investments for tax purposes is $156,893,132.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2010, undistributed net investment income (loss) was increased by $8,251, undistributed net realized gain (loss) was decreased by $8,249 and shares of beneficial interest decreased by $2. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	For the				For the		For the
	eleven months ended				year ended		year ended
	August 31, 2010(a)				September 30, 2009		September 30, 2008
	Shares		Value		Shares	Value	Shares	Value

Sales:
Class A	462,492(b	)	$7,292,351(b	)	624,550	$9,069,094	546,523	$8,860,692

Class B	42,501		666,876		63,620	900,403	36,941	592,429

Class C	275,203		4,345,188		163,118	2,375,341	94,165	1,512,900

Class Y	10,234		163,408		-0-	-0-	-0-	-0-

Total Sales	790,430		$12,467,823		851,288	$12,344,838	677,629	$10,966,021

Dividend reinvestment:
Class A	293,314		$4,635,383		349,405	$5,048,650	342,240	$5,443,803

Class B	10,806		170,137		15,260	219,136	15,050	238,564

Class C	15,684		248,771		10,533	153,108	8,027	127,648

Class Y	25		409		-0-	-0-	-0-	-0-

Total Dividend Reinvestment	319,829		$5,054,700		375,198	$5,420,894	365,317	$5,810,015

Repurchases:
Class A	(938,577)		$(14,830,876)		(1,424,586)	$(20,394,055)	(1,108,342)	$(17,875,079)

Class B	(102,344	)(b)	(1,610,266	)(b)	(159,949)	(2,299,976)	(164,835)	(2,650,866)

Class C	(36,252)		(576,620)		(56,561)	(789,000)	(78,837)	(1,280,321)

Class Y	-0-		-0-		-0-	-0-	-0-	-0-

Total Repurchases	(1,077,173)		$(17,017,762)		(1,641,096)	$(23,483,031)	(1,352,014)	$(21,806,266)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 0.1% of the outstanding shares of the Fund are owned by Invesco or an investment advisor under common control with Invesco.
(b)	Includes automatic conversion of 42,014 Class B shares into 41,896 Class A shares at a value of $663,119.

24        Invesco Van Kampen Pennsylvania Tax Free Income Fund

  Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 11—Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
  The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
  In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
  The Fund may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

NOTE 12—Borrowings

During the period ended August 31, 2010, the Acquired Fund entered into a $150,000,000 joint revolving bank credit facility. The Fund terminated its participation in the facility on May 31, 2010.

NOTE 13—Change in Independent Registered Public Accounting Firm

The Fund is a new fund that was formed to acquire the assets and liabilities of a predecessor fund in a shell fund reorganization (the “Reorganization”). In connection with the organization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

25        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Van Kampen Pennsylvania Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Pennsylvania Tax Free Income Fund (formerly known as Van Kampen Pennsylvania Tax Free Income Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, the statement of changes in net assets and the financial highlights for the year ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

October 20, 2010
Houston, Texas

26        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account values and expenses of Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2009, through August 31, 2010. The actual ending account value and expenses of Class Y shares in the example below are based on an investment of $1,000 invested as of close of business June 1, 2010 (commencement date) and held through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business June 1, 2010 through August 31, 2010 for Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[3]	Ratio
A	$1,000.00	$1,057.91	$5.76	$1,019.61	$5.65	1.11%

B	1,000.00	1,053.63	9.89	1,015.58	9.70	1.91

C	1,000.00	1,053.25	9.63	1,015.83	9.45	1.86

Y	1,000.00	1,034.92	2.18	1,020.87	4.38	0.86

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010, through August 31, 2010 (as of close of business June 1, 2010 through August 31, 2010 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 91 (as of close of business June 1, 2010 through August 31, 2010)/365. Because Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.

27        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Pennsylvania Tax Free Income Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

28        Invesco Van Kampen Pennsylvania Tax Free Income Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

29        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Pennsylvania Tax Free Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	5,707,880	243,322	238,293	0

31        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-PTFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Van Kampen Small Cap Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
16	Financial Highlights
20	Notes to Financial Statements
26	Auditor’s Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Agreements
30	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
2                Invesco Van Kampen Small Cap Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3               Invesco Van Kampen Small Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen Small Cap Growth Fund was reorganized into Invesco Van Kampen Small Cap Growth Fund.
     For the five-month reporting period ended August 31, 2010, Invesco Van Kampen Small Cap Growth Fund had negative returns but, at net asset value, held up better than its broad market/style-specific benchmark, the Russell 2000 Growth Index. Outperformance was driven primarily by stock selection in several sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 3/31/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.15%

Class B Shares	-9.41

Class C Shares	-9.50

Class Y Shares	-9.15

Russell 2000 Growth Index▼ (Broad Market/Style Specific Index)	-10.27

▼  Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process seeks to identify small cap companies with growth rates that are higher and/or potentially more sustainable than what is implied by current valuations and market expectations.
     We begin with a quantitative model that ranks all stock candidates based on a set of variables we believe are leading indicators of change and are common in those companies that have the potential for sustainable growth, competitive advantage and ability to execute. This proprietary model provides an objective approach to identifying new investment opportunities. The highest ranked stocks become the primary focus of our research efforts.
     Our stock selection process includes the development and analysis of a fully integrated financial model, which allows our team members to build a more complete understanding of the financial health of each investment candidate. The second step in our security research involves due diligence of the company, which includes in-depth discussions with members of company management teams. We also leverage Porter’s Five Forces Analysis, a theoretical tool that carefully examines a company on five dimensions (supplier power, threat of substitutes, barriers to entry, buying power and degree of rivalry). This tool is used to further measure and define the potential sustainability of a company’s earnings growth and whether there is upside to expectations already embedded in the price of the security.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return.
     We consider selling a stock for any of the following reasons:

■	Our investment thesis plays out or is no longer valid
■	Fundamentals deteriorate
■	Macroeconomic conditions change
■	Risk/reward becomes unfavorable or a higher conviction investment idea arises with better risk/reward.

Market conditions and your Fund
Despite increased conviction that the domestic financial crisis has been contained, investors continued to worry about the slope and duration of the economic recovery. Following a brief positive swing in sentiment pertaining to a generally better-than-expected earnings season, combined with positive response to the European bank “stress tests” in July, risk aversion once again returned to the market in August.
Investors continued to contemplate decelerating leading economic indicators, a still-fragile employment situation, eurozone sovereign debt woes, increased regulatory scrutiny and China’s self-imposed slow down given signs of overheating earlier in the year. The sea change in sentiment from month to month highlighted that uncertainty concerning the global macroeconomy remained elevated, resulting in increased volatility in the marketplace during the reporting period.
     In this environment, all 10 sectors of the Russell 2000 Growth Index declined during the reporting period. While the consumer discretionary, health care and energy sectors all had double-digit negative returns, traditionally defensive sectors such as consumer staples, telecommunication services and utilities generally had the highest returns.
     While the Fund had negative absolute returns during the reporting period, at net asset value, it held up slightly better than its style-specific benchmark, the

Portfolio Composition
By Sector

Information Technology	23.3%

Health Care	20.2

Consumer Discretionary	18.0

Industrials	11.7

Financials	6.8

Materials	5.2

Energy	4.9

Consumer Staples	1.6

Telecommunication Services	1.6

Utilities	0.9

Money Market Funds
Plus Other Assets Less Liabilities	5.8

Top 10 Equity Holdings*

1. iShares Russell 2000
Growth Index Fund	2.0%

2. GSI Commerce Inc.	1.2

3. TransDigm Group Inc.	1.2

4. IESI-BFC Ltd.	1.1

5. Jarden Corp.	1.0

6. Esterline Technologies Corp.	1.0

7. Netscout Systems Inc.	1.0

8. MICROS Systems Inc.	0.9

9. TIBCO Software Inc.	0.9

10. Maidenform Brands Inc.	0.9

Top Five Industries

1. Application Software	5.8%

2. Health Care Equipment	4.2

3. Health Care Services	3.2

4. Electronic Equipment Manufacturers	3.1

5. Semiconductors	2.8

Total Net Assets	$964.0 million

Total Number of Holdings*	133
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4                Invesco Van Kampen Small Cap Growth Fund

Russell 2000 Growth Index. The Fund outperformed the index by the widest margins in the consumer discretionary, health care and energy sectors. Outperformance in each of these sectors was driven largely by stock selection.
     The Fund outperformed the Russell 2000 Growth Index most significantly in the consumer discretionary sector, driven by stock selection. Examples of holdings that made key contributions to performance included automotive components and systems supplier TRW Automotive, intimate apparel maker Maidenform Brands and restaurant operator Buffalo Wild Wings.
     Outperformance in the health care sector was driven primarily by stock selection. In this sector, holdings that contributed to the Fund’s performance included vascular disease and disorder technology provider ev3, skin medication developer Medicis Pharmaceutical and pharmaceutical products maker Human Genome Sciences. An underweight position in the health care sector also contributed to outperformance. Before the end of the fiscal year, we sold our holdings in Human Genome Sciences.
     The Fund also outperformed in the energy sector, largely due to stock selection. Two energy holdings that contributed to performance included oil and gas exploration services provider Complete Production Services and drilling contractor Patterson UTI. Before the end of the fiscal year, we sold our holdings in Complete Production Services.
     Some of the Fund’s outperformance was offset by underperformance in other sectors, including information technology (IT) and financials. The Fund underperformed by the widest margin in the IT sector, driven by stock selection. In this sector, examples of holdings that detracted from performance included Fairchild Semiconductor International, electronic manufacturing services provider Plexus and network infrastructure solutions provider Ciena. In the financials sector, detractors from performance included asset management firm Affiliated Managers Group and financial services provider SVB Financial.
     As we’ve discussed, the stock market experienced volatility during the reporting period. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult your financial adviser to discuss your individual financial program.
     We thank you for your commitment to Invesco Van Kampen Small Cap Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Matthew Hart
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen Small Cap Growth Fund. He joined Invesco in 2010. Mr. Hart earned a B.B.A. from Southern Methodist University.
Justin Speer
Portfolio manager, is manager of Invesco Van Kampen Small Cap Growth Fund. He joined Invesco in 2010. Mr. Speer earned a B.S. in finance and accounting from Texas Christian University.

5               Invesco Van Kampen Small Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 11/27/00, index data from 11/30/00

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $4,000 and $8,000 is the same size as the space between $8,000 and $16,000.

6               Invesco Van Kampen Small Cap Growth Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (11/27/00)	-1.33%

5 Years	0.01

1 Year	2.82

Class B Shares

Inception (11/27/00)	-1.34%

5 Years	0.20

1 Year	3.49

Class C Shares

Inception (11/27/00)	-1.49%

5 Years	0.39

1 Year	6.86

Class Y Shares

Inception (2/2/06)	-1.37%

1 Year	9.00
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Growth Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Small Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (11/27/00)	-1.28%

5 Years	1.38

1 Year	9.45

Class B Shares

Inception (11/27/00)	-1.29%

5 Years	1.59

1 Year	10.55

Class C Shares

Inception (11/27/00)	-1.43%

5 Years	1.77

1 Year	13.91

Class Y Shares

Inception (2/2/06)	-1.24%

1 Year	16.17
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.40%, 2.15%, 2.15% and 1.15%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7               Invesco Van Kampen Small Cap Growth Fund

Invesco Van Kampen Small Cap Growth Fund’s investment objective is to seek capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Investing in REITs (real estate investment trusts) makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	Small capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and are generally less liquid than equity securities of larger companies.
■	Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation, and trading and foreign taxation issues.

About indexes used in this report
■	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	VASCX
Class B Shares	VBSCX
Class C Shares	VCSCX
Class Y Shares	VISCX

8               Invesco Van Kampen Small Cap Growth Fund

Schedule of Investments

August 31, 2010

	Number of
Description	Shares	Value

Common Stocks–92.2%
Advertising–0.6%
National CineMedia, Inc.	370,043	$5,879,983

Aerospace & Defense–2.2%
Esterline Technologies Corp.(a)	213,116	9,803,336

TransDigm Group, Inc.	190,911	11,051,838

		20,855,174

Alternative Carriers–0.7%
AboveNet, Inc.(a)	134,943	6,965,758

Apparel, Accessories & Luxury Goods–2.2%
Carter’s, Inc.(a)	264,433	5,907,433

Maidenform Brands, Inc.(a)	329,029	8,775,204

Warnaco Group, Inc.(a)	155,025	6,492,447

		21,175,084

Apparel Retail–2.2%
Children’s Place Retail Stores, Inc.(a)	143,001	6,243,424

Foot Locker, Inc.	621,400	7,295,236

J. Crew Group, Inc.(a)	244,812	7,464,318

		21,002,978

Application Software–5.8%
Blackboard, Inc.(a)(b)	243,720	8,064,695

Bottomline Technologies, Inc.(a)	501,200	7,021,812

Informatica Corp.(a)	214,837	6,909,158

Netscout Systems, Inc.(a)	577,158	9,136,411

QLIK Technologies, Inc.(a)	159,112	2,964,256

SFN Group, Inc.(a)	719,886	3,916,180

Solera Holdings, Inc.	118,982	4,721,206

SS&C Technologies Holdings, Inc.(a)	330,108	4,651,222

TIBCO Software, Inc.(a)	615,072	8,912,393

		56,297,333

Asset Management & Custody Banks–0.5%
Affiliated Managers Group, Inc.(a)	72,744	4,670,892

Auto Parts & Equipment–0.8%
TRW Automotive Holdings Corp.(a)	222,484	7,733,544

Automotive Retail–0.6%
Asbury Automotive Group, Inc.(a)	516,530	6,162,203

Biotechnology–2.7%
Acorda Therapeutics, Inc.(a)	163,001	4,909,590

BioMarin Pharmaceuticals, Inc.(a)	405,574	8,229,097

Incyte Corp., Ltd.(a)	383,318	4,799,141

United Therapeutics Corp.(a)	173,577	8,022,729

		25,960,557

Building Products–0.6%
Owens Corning(a)	220,339	5,993,221

Catalog Retail–0.6%
HSN, Inc.(a)	234,018	6,152,333

Communications Equipment–1.8%
Arris Group, Inc.(a)	536,806	4,385,705

Ciena Corp.(a)	675,968	8,429,321

Finisar Corp.(a)(b)	336,474	4,303,502

		17,118,528

Computer & Electronics Retail–1.4%
hhgregg, Inc.(a)	297,091	5,615,020

RadioShack Corp.	430,099	7,948,229

		13,563,249

Computer Storage & Peripherals–0.8%
QLogic Corp.(a)	484,649	7,218,847

Construction & Engineering–0.5%
Dycom Industries, Inc.(a)	620,959	4,992,510

Consumer Finance–0.7%
Cardtronics, Inc.(a)	452,157	6,262,374

Data Processing & Outsourced Services–0.6%
VeriFone Systems, Inc.(a)	252,401	6,103,056

Distributors–0.8%
LKQ Corp.(a)	423,471	7,876,561

Electric Utilities–0.9%
ITC Holdings Corp.	148,009	8,578,602

Electrical Components & Equipment–2.0%
EnerSys(a)	219,305	4,840,061

Fushi Copperweld, Inc.(a)	721,000	5,912,200

Regal-Beloit Corp.	144,618	8,000,268

		18,752,529

Electronic Equipment Manufacturers–3.1%
Checkpoint Systems, Inc.(a)	463,995	8,509,668

Cogent, Inc.(a)	667,248	7,339,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Small Cap Growth Fund

	Number of
Description	Shares	Value

Electronic Equipment Manufacturers–(continued)

Coherent, Inc.(a)	228,752	$8,498,137

Vishay Intertechnology, Inc.(a)	749,568	5,764,178

		30,111,711

Electronic Manufacturing Services–1.1%
Multi-Fineline Electronix, Inc.(a)	101,083	2,106,570

Plexus Corp.(a)	366,444	8,435,541

		10,542,111

Environmental & Facilities Services–2.0%
IESI-BFC Ltd. (Canada)	466,959	11,034,241

Waste Connections, Inc.(a)	217,935	8,227,046

		19,261,287

Fertilizers & Agricultural Chemicals–0.7%
Scotts Miracle-Gro Co., Class A	137,250	6,482,318

Footwear–0.6%
Steven Madden Ltd.(a)	171,195	5,894,244

General Merchandise Stores–1.3%
Big Lots, Inc.(a)	199,886	6,248,436

Dollar Tree, Inc.(a)	143,811	6,518,953

		12,767,389

Health Care Distributors–0.7%
PSS World Medical, Inc.(a)	384,217	7,054,224

Health Care Equipment–4.2%
American Medical Systems Holdings, Inc.(a)	410,901	7,486,616

Arthrocare Corp.(a)	245,301	6,368,014

NuVasive, Inc.(a)(b)	267,888	7,862,513

Sirona Dental Systems, Inc.(a)	247,704	7,807,630

Thoratec Corp.(a)	86,876	2,797,407

Volcano Corp.(a)	385,408	8,517,517

		40,839,697

Health Care Facilities–0.8%
Health Management Associates, Inc., Class A(a)	1,286,604	8,041,275

Health Care Services–3.2%
Emergency Medical Services Corp., Class A(a)	177,310	8,519,745

Genoptix, Inc.(a)	313,480	5,394,991

Gentiva Health Services, Inc.(a)	407,601	8,376,201

HMS Holdings Corp.(a)	162,510	8,479,772

		30,770,709

Health Care Supplies–1.7%
Cooper Cos., Inc.	211,371	8,526,706

Haemonetics Corp.(a)	157,218	8,187,914

		16,714,620

Health Care Technology–1.3%
MedAssets, Inc.(a)(b)	296,694	5,880,475

SXC Health Solutions Corp. (Canada)(a)	83,078	6,463,468

		12,343,943

Healthcare–0.8%
Brookdale Senior Living, Inc.(a)	592,639	7,941,363

Homebuilding–0.7%
Meritage Homes Corp.(a)	387,532	6,921,322

Housewares & Specialties–1.9%
Jarden Corp.	366,649	9,877,524

Tupperware Brands Corp.	220,570	8,677,224

		18,554,748

Industrial Machinery–2.2%
Actuant Corp.	318,093	6,304,603

Albany International Corp.	133,050	2,361,637

Barnes Group, Inc.	404,485	6,152,217

CLARCOR, Inc.	188,845	6,352,746

		21,171,203

Internet Retail–1.2%
GSI Commerce, Inc.(a)	486,908	11,086,895

Internet Software & Services–2.1%
Infospace, Inc.(a)	531,313	3,724,504

Open Text Corp. (Canada)(a)(b)	169,369	7,452,236

VistaPrint NV (Netherlands)(a)	104,873	3,217,503

Websense, Inc.(a)	277,117	5,389,926

		19,784,169

Investment Banking & Brokerage–2.1%
Evercore Partners, Inc., Class A	327,124	8,011,267

Knight Capital Group, Inc., Class A(a)	591,983	7,032,758

Stifel Financial Corp.(a)	107,768	4,664,199

		19,708,224

IT Consulting & Other Services–2.1%
Acxiom Corp.(a)	629,231	7,799,318

Lender Processing Services, Inc.	206,241	6,049,048

Sapient Corp.	632,871	6,600,845

		20,449,211

Life Sciences Tools & Services–1.5%
Bruker Corp.(a)(b)	493,536	5,868,143

Parexel International Corp.(a)	412,170	8,198,061

		14,066,204

Managed Health Care–0.8%
AMERIGROUP Corp.(a)	204,246	7,536,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Small Cap Growth Fund

	Number of
Description	Shares	Value

Marine–0.7%
Kirby Corp.(a)	174,000	$6,408,420

Marine Ports & Services–0.4%
Aegean Marine Petroleum Network, Inc. (Marshall Islands)	246,665	3,672,842

Metal & Glass Containers–0.9%
Greif, Inc., Class A	151,111	8,590,660

Oil & Gas Drilling–0.8%
Patterson–UTI Energy, Inc.	506,487	7,475,748

Oil & Gas Equipment & Services–1.4%
Newpark Resources, Inc.(a)	818,918	7,149,154

Oil States International, Inc.(a)	154,187	6,357,130

		13,506,284

Oil & Gas Exploration & Production–2.1%
Brigham Exploration Co.(a)	379,796	5,818,475

Comstock Resources, Inc.(a)	369,791	8,050,350

Whiting Petroleum Corp.(a)	72,922	6,186,702

		20,055,527

Oil & Gas Refining & Marketing–0.7%
World Fuel Services Corp.	245,223	6,262,995

Packaged Foods & Meats–1.4%
Diamond Foods, Inc.(b)	119,429	5,043,487

TreeHouse Foods, Inc.(a)	206,468	8,568,422

		13,611,909

Paper Packaging–1.2%
Packaging Corp. of America	245,300	5,467,737

Rock-Tenn Co., Class A	131,369	6,329,358

		11,797,095

Paper Products–0.7%
Domtar Corp.	110,624	6,639,652

Personal Products–0.2%
Inter Parfums, Inc.	117,759	1,933,603

Pharmaceuticals–2.4%
Auxilium Pharmaceuticals, Inc.(a)(b)	202,181	5,238,510

MAP Pharmaceuticals, Inc.(a)	121,628	1,315,407

Medicis Pharmaceutical Corp., Class A	315,582	8,678,505

Salix Pharmaceuticals Ltd.(a)	211,749	8,016,817

		23,249,239

Property & Casualty Insurance–0.8%
ProAssurance Corp.(a)	148,269	7,850,844

Regional Banks–0.8%
SVB Financial Group(a)	204,952	7,618,066

Restaurants–1.3%
BJ’s Restaurants, Inc.(a)	261,384	6,257,533

Buffalo Wild Wings, Inc.(a)	151,249	6,325,233

		12,582,766

Semiconductor Equipment–0.8%
Cymer, Inc.(a)	255,906	7,531,314

Semiconductors–2.8%
Cavium Networks, Inc.(a)(b)	274,828	6,634,348

Cypress Semiconductor Corp.(a)	818,995	8,669,062

Fairchild Semiconductor International, Inc.(a)	746,180	5,767,971

Microsemi Corp.(a)	441,656	6,183,184

		27,254,565

Specialized Consumer Services–0.8%
Coinstar, Inc.(a)(b)	185,579	8,072,687

Specialty Chemicals–1.7%
Cytec Industries, Inc.	133,236	6,319,384

Rockwood Holdings, Inc.(a)	222,372	5,748,316

Stepan Co.	81,176	4,501,209

		16,568,909

Specialty Stores–0.8%
Tractor Supply Co.	116,856	7,943,871

Systems Software–2.7%
CommVault Systems, Inc.(a)	339,667	8,338,825

Fortinet, Inc.(a)	105,064	2,142,255

MICROS Systems, Inc.(a)	237,802	9,060,256

Rovi Corp.(a)	157,543	6,854,696

		26,396,032

Trucking–0.8%
Landstar System, Inc.	223,489	8,041,134

Wireless Telecommunication Services–0.9%
Syniverse Holdings, Inc.(a)	411,648	8,467,599

Total Common Stocks 92.2%		888,890,621

Investment Company–2.0%
iShares Russell 2000 Growth Index Fund(b)	297,400	19,521,336

Total Long-Term Investments 94.2% (Cost $903,272,802)		908,411,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Small Cap Growth Fund

	Number of
Description	Shares	Value

Money Market Funds–6.3%
Liquid Assets Portfolio–Institutional Class(c)	30,051,119	$30,051,119

Premier Portfolio–Institutional Class(c)	30,051,119	30,051,119

Total Money Market Funds 6.3% (Cost $60,102,238)		60,102,238

Total Investments (excluding investments purchased with cash collateral from securities on loan) 100.5% (Cost $963,375,040)		968,514,195

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.1%
Liquid Assets Portfolio–Institutional Class(c)(d) (Cost $49,144,395)	49,144,395	49,144,395

Total Investments 105.6% (Cost $1,012,519,435)		1,017,658,590

Liabilities in Excess of Other Assets (5.6%)		(53,677,123)

Net Assets 100.0%		$963,981,467

Percentages are calculated as a percentage of net assets.

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2010.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities. See Note 1(F) in the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 3 in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3
		Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Equity Securities	$1,017,658,590	$—	$—	$1,017,658,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Small Cap Growth Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $903,272,802)*	$908,411,957

Investments in affiliated money market funds, at value and cost	109,246,633

Receivables:
Fund shares sold	2,057,953

Dividends	287,440

Investments sold	243,917

Interest	12,084

Other	5,710

Total assets	1,020,265,694

Liabilities:
Payables:
Collateral upon return of securities loaned	49,144,395

Investments purchased	3,481,976

Fund shares repurchased	2,491,042

Distributor and affiliates	776,554

Accrued expenses	390,260

Total liabilities	56,284,227

Net assets	$963,981,467

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$996,863,305

Net unrealized appreciation	5,139,155

Accumulated net realized gain (loss)	(38,020,993)

Net assets	$963,981,467

Maximum offering price per share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $691,455,574 and 79,154,602 shares of beneficial interest issued and outstanding)	$8.74

Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price to public	$9.25

Class B Shares:
Net asset value and offering price per share (Based on net assets of $19,248,962 and 2,351,992 shares of beneficial interest issued and outstanding)	$8.18

Class C Shares:
Net asset value and offering price per share (Based on net assets of $53,673,384 and 6,626,504 shares of beneficial interest issued and outstanding)	$8.10

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $199,603,547 and 22,568,303 shares of beneficial interest issued and outstanding)	$8.84

*	At August 31, 2010, securities with an aggregate value of $47,471,153 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Small Cap Growth Fund

Statements of Operations

	For the	For the
	five months ended	year ended
	August 31, 2010	March 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $21,635 and $20,253, respectively)	$1,250,495	$2,950,004

Dividends from affiliated money market funds (including securities lending income of $4,767 and $0, respectively)	43,829	-0-

Interest	24,974	74,180

Total income	1,319,298	3,024,184

Expenses:
Investment advisory fee	3,441,481	6,682,320

Distribution fees
Class A	775,132	1,499,245

Class B	48,877	89,937

Class C	250,586	527,974

Transfer agent fees	959,565	2,315,887

Reports to shareholders	227,984	213,220

Administrative services fees	101,363	146,651

Registration fees	47,718	133,762

Professional fees	38,706	88,654

Trustees’ and officers’ fees and benefits	25,942	59,711

Custody	21,688	59,222

Other	16,394	33,289

Total expenses	5,955,436	11,849,872

Expense reduction	21,841	0

Less credits earned on cash balances	0	236

Net Expenses	5,933,595	11,849,636

Net investment income (loss)	(4,614,297)	(8,825,452)

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	69,714,816	92,179,760

Foreign currency transactions	725	(7,841)

Net realized gain	69,715,541	92,171,919

Unrealized appreciation (depreciation):
Beginning of the period	171,054,209	(21,116,616)

End of the period:
Investments	5,139,155	171,053,895

Foreign currency translation	-0-	314

	5,139,155	171,054,209

Net unrealized appreciation (depreciation) during the period	(165,915,054)	192,170,825

Net realized and unrealized gain (loss)	(96,199,513)	284,342,744

Net increase (decrease) in net assets from operations	$(100,813,810)	$275,517,292

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Small Cap Growth Fund

Statements of Changes in Net Assets

	For the	For the	For the
	five months ended	year ended	year ended
	August 31, 2010	March 31, 2010	March 31, 2009

From investment activities:
Operations:
Net investment income (loss)	$(4,614,297)	$(8,825,452)	$(5,872,970)

Net realized gain (loss)	69,715,541	92,171,919	(177,125,868)

Net unrealized appreciation (depreciation) during the period	(165,915,054)	192,170,825	(37,881,539)

Net change in net assets from investment activities	(100,813,810)	275,517,292	(220,880,377)

From capital transactions:
Proceeds from shares sold	145,980,920	573,901,702	512,494,540

Cost of shares repurchased	(183,448,415)	(302,469,679)	(220,016,772)

Net change in net assets from capital transactions	(37,467,495)	271,432,023	292,477,768

Total increase (decrease) in net assets	(138,281,305)	546,949,315	71,597,391

Net assets:
Beginning of the period	1,102,262,772	555,313,457	483,716,066

End of the period (including accumulated net investment income (loss) of $0, $(231,253) and $(139,440), respectively)	$963,981,467	$1,102,262,772	$555,313,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Small Cap Growth Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Five months ended		Year ended March 31,
	August 31, 2010		2010		2009		2008		2007		2006

Net asset value, beginning of the period	$9.62		$6.93		$10.15		$10.70		$10.80		$7.98

Net investment income (loss)(a)	(0.04)		(0.09)		(0.09)		(0.10)		(0.09)		(0.10)

Net realized and unrealized gain (loss)	(0.84)		2.78		(3.13)		0.29		(0.01)		2.92

Total from investment operations	(0.88)		2.69		(3.22)		0.19		(0.10)		2.82

Less distributions from net realized gain	-0-		-0-		-0-		0.74		-0-		-0-

Net asset value, end of the period	$8.74		$9.62		$6.93		$10.15		$10.70		$10.80

Total return*	(9.15	)%(b)	38.82	%(c)	(31.72	)%(c)	0.79	%(c)	(0.83	)%(c)	35.21	%(c)

Net assets at end of the period (in millions)	$691.5		$749.0		$402.6		$317.6		$226.6		$146.9

Ratio of expenses to average net assets*	1.34	%(e)	1.39	%(d)	1.40	%(d)	1.38	%(d)	1.47	%(d)	1.61	%(d)

Ratio of net investment income (loss) to average net assets*	(1.04	)%(e)	(1.04)%		(1.00)%		(0.92)%		(0.92)%		(1.06)%

Portfolio turnover	63	%(f)	234%		219%		194%		321%		277%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.34	%(e)	N/A		N/A		N/A		N/A		1.63	%(d)

Ratio of net investment income (loss) to average net assets	(1.04	)%(e)	N/A		N/A		N/A		N/A		(1.09)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratio of expenses to average net assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2006.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $739,669.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Small Cap Growth Fund

Financial Highlights—(continued)

	Class B Shares
	Five months ended		Year ended March 31,
	August 31, 2010		2010		2009		2008		2007		2006

Net asset value, beginning of the period	$9.03		$6.51		$9.59		$10.22		$10.39		$7.74

Net investment income (loss)(a)	(0.05)		(0.09)		(0.14)		(0.18)		(0.16)		(0.16)

Net realized and unrealized gain (loss)	(0.80)		2.61		(2.94)		0.29		(0.01)		2.81

Total from investment operations	(0.85)		2.52		(3.08)		0.11		(0.17)		2.65

Less distributions from net realized gain	-0-		-0-		-0-		0.74		-0-		-0-

Net asset value, end of the period	$8.18		$9.03		$6.51		$9.59		$10.22		$10.39

Total return*	(9.41	)%(b)(d)	38.71	%(c)(e)	(32.12	)%(c)(e)	0.03	%(c)	(1.64	)%(c)	34.24	%(c)

Net assets at end of the period (In millions)	$19.2		$23.2		$22.0		$42.7		$50.6		$59.1

Ratio of expenses to average net assets*	1.63	(d)(g)	1.53	%(e)(f)	2.04	%(e)(f)	2.14	%(f)	2.22	%(f)	2.36	%(f)

Ratio of net investment income (loss) to average net assets*	(1.33	)%(d)(g)	(1.19	)%(e)	(1.65	)%(e)	(1.68)%		(1.68)%		(1.83)%

Portfolio turnover	63	%(h)	234%		219%		194%		321%		277%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.63	%(d)(g)	N/A		N/A		N/A		N/A		2.39	%(f)

Ratio of net investment income (loss) to average net assets	(1.33	)%(d)(g)	N/A		N/A		N/A		N/A		(1.86)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.54%.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(f)	The ratio of expenses to average net assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2006.
(g)	Ratios are annualized and based on average daily net assets (000’s omitted) of $21,835.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Small Cap Growth Fund

Financial Highlights—(continued)

	Class C Shares
	Five months ended		Year ended March 31,
	August 31, 2010		2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.95		$6.50		$9.58		$10.21		$10.38		$7.73

Net investment income (loss)(a)	(0.07)		(0.14)		(0.14)		(0.18)		(0.16)		(0.16)

Net realized and unrealized gain (loss)	(0.78)		2.59		(2.94)		0.29		(0.01)		2.81

Total from investment operations	(0.85)		2.45		(3.08)		0.11		(0.17)		2.65

Less distributions from net realized gain	-0-		-0-		-0-		0.74		-0-		-0-

Net asset value, end of the period	$8.10		$8.95		$6.50		$9.58		$10.21		$10.38

Total return*	(9.50	)%(b)	37.69	%(c)	(32.15	)%(c)	0.03	%(c)	(1.64	)%(c)	34.28	%(c)

Net assets at end of the period (in millions)	$53.7		$62.5		$39.1		$42.4		$31.7		$28.0

Ratio of expenses to average net assets*	2.09	%(e)	2.14	%(d)	2.14	%(d)	2.14	%(d)	2.22	%(d)	2.36	%(d)

Ratio of net investment income (loss) to average net assets*	(1.79	)%(e)	(1.79)%		(1.75)%		(1.67)%		(1.68)%		(1.83)%

Portfolio turnover	63	%(f)	234%		219%		194%		321%		277%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	2.09	%(e)	N/A		N/A		N/A		N/A		2.39	%(d)

Ratio of net investment income (loss) to average net assets	(1.79	)%(e)	N/A		N/A		N/A		N/A		(1.86)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratio of expenses to average net assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2006.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $59,780.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Small Cap Growth Fund

Financial Highlights—(continued)

	Class Y Sharesˆ
											February 2, 2006
											(commencement of
	Five months ended		Year ended March 31,								operations) to
	August 31, 2010		2010		2009		2008		2007		March 31, 2006

Net asset value, beginning of the period	$9.73		$6.99		$10.20		$10.74		$10.80		$10.00

Net investment income (loss)(a)	(0.03)		(0.06)		(0.07)		(0.07)		(0.07)		(0.01)

Net realized and unrealized gain (loss)	(0.86)		2.80		(3.14)		0.27		0.01		0.81

Total from investment operations	(0.89)		2.74		(3.21)		0.20		(0.06)		0.80

Less distributions from net realized gain	-0-		-0-		-0-		0.74		-0-		-0-

Net asset value, end of the period	$8.84		$9.73		$6.99		$10.20		$10.74		$10.80

Total return*	(9.15	)%(b)	39.20	%(c)	(31.47	)%(c)	0.88	%(c)	(0.56	)%(c)	8.00	%(c)**

Net assets at end of the period (In millions)	$199.6		$267.6		$91.6		$81.0		$15.5		$0.1

Ratio of expenses to average net assets*	1.09	%(e)	1.14	%(d)	1.15	%(d)	1.14	%(d)	1.22	%(d)	1.36	%(d)

Ratio of net investment income (loss) to average net assets*	(0.80	)%(e)	(0.76)%		(0.75)%		(0.63)%		(0.67)%		(0.68)%

Portfolio turnover	63	%(f)	234%		219%		194%		321%		277	%(f)

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.09	%(e)	N/A		N/A		N/A		N/A		1.42	%(d)

Ratio of net investment income (loss) to average net assets	(0.80	)%(e)	N/A		N/A		N/A		N/A		(0.75)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratio of expenses to average net assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2006.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $244,679.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
ˆ	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.
**	Non-Annualized

N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Small Cap Growth Fund

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Small Cap Growth Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On August 31, 2010, the Fund’s fiscal year-end changed from March 31 to August 31.
  Prior to June 1, 2010, the Fund operated as Van Kampen Small Cap Growth Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Equity Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

20        Invesco Van Kampen Small Cap Growth Fund

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the

21        Invesco Van Kampen Small Cap Growth Fund

collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Expense Offset Arrangements — The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the period ended August 31, 2010 and the years ended March 31, 2010 and 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $0, $236 and $9,715, respectively.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.80%

Next $500 million	0.75%

Over $1 billion	0.70%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $1,442,770 and $6,682,320 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets for the period April 1, 2010 to May 31, 2010 and for the year ended March 31, 2010, respectively.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization Date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.38%, 2.13%, 2.13% and 1.13%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period ended August 31, 2010, the Adviser waived advisory fees of $21,841.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $12,017 and $68,300 to VKII for the period April 1, 2010 to May 31, 2010 and the year ended March 31, 2010, respectively. For the period ended August 31, 2010 and the year ended March 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.

22        Invesco Van Kampen Small Cap Growth Fund

  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $11,582 and $36,300 to VKII for the period April 1, 2010 to May 31, 2010 and the year ended March 31, 2010, respectively.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended August 31, 2010, IIS was paid $581,905 for providing such services. Prior to the Reorganization, the Acquired Fund paid $103,404 and approximately $494,000 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent, for the period April 1, 2010 to May 31, 2010 and for the year ended March 31, 2010, respectively. For the period ended August 31, 2010 and the year ended March 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $455,620 and $2,117,156 to VKFI for the period April 1, 2010 to May 31, 2010 and the year ended March 31, 2010, respectively.
  For the period ended August 31, 2010 and the year ended March 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $8,873 in front-end sales commissions from the sale of Class A shares and $644, $7,057 and $2,650 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period April 1, 2010 to May 31, 2010, VKFI retained $19,613 in front-end sales commissions from the sale of Class A shares and $10,839, for CDSC imposed on redemptions by shareholders. For the year ended March 31, 2010, VKFI retained approximately $120,500 in front-end sales commissions from the sale of Class A shares and approximately $61,100, for CDSC imposed on redemptions by shareholders.
  The Acquired Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of Van Kampen, totaling $30,080 and $564,616 for the period April 1, 2010 to May 31, 2010 and the year ended March 31, 2010, respectively.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan

23        Invesco Van Kampen Small Cap Growth Fund

and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended August 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. For the period April 1, 2010 to May 31, 2010, the Acquired Fund recognized expenses of $6,396 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund. For the year ended March 31, 2010, the Acquired Fund recognized expenses of $26,850 representing legal services provided by Skadden.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period Ended August 31, 2010 and the Years Ended March 31, 2010 and March 31, 2009:

There were no ordinary income or long-term distributions during the period ended August 31, 2010 and the years ended March 31, 2010 and March 31, 2009.

Tax Components of Net Assets at Period-End:

August 31, 2010

Undistributed ordinary income	$-0-

Net unrealized appreciation — investments	3,519,478

Capital loss carryforward	(36,401,316)

Shares of beneficial interest	996,863,305

Total net assets	$963,981,467

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $36,401,316 of capital loss carryforward in the fiscal year ending August 31, 2011.
  The Fund utilized $67,017,288 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2017	$36,401,316

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund from April 1, 2010 to August 31, 2010 was $625,793,753 and $665,916,355, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$75,273,651

Aggregate unrealized (depreciation) of investment securities	(71,754,173)

Net unrealized appreciation of investment securities	$3,519,478

Cost of investments for tax purposes is $1,014,139,112.

24        Invesco Van Kampen Small Cap Growth Fund

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2010, undistributed net investment income (loss) was increased by $4,845,550, undistributed net realized gain (loss) was decreased by $726 and shares of beneficial interest decreased by $4,844,824. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	For the five months ended				For the year ended March 31,
	August 31, 2010(a)				2010		2009
	Shares		Value		Shares	Value	Shares	Value

Sales:
Class A	12,491,916	(b)	$117,534,320	(b)	46,177,393	$374,644,838	44,536,423	$388,680,396

Class B	160,701		1,436,516		600,025	4,541,319	962,362	8,307,076

Class C	417,676		3,715,035		2,604,739	19,506,872	3,243,039	27,265,519

Class Y	2,430,630		23,295,049		21,184,423	175,208,673	10,009,228	88,241,549

Total Sales	15,500,923		$145,980,920		70,566,580	$573,901,702	58,751,052	$512,494,540

Repurchases:(c)
Class A	(11,170,029)		$(103,884,733)		(26,403,632)	$(221,138,510)	(17,778,305)	$(150,526,244)

Class B	(375,529	)(b)	(3,330,797	)(b)	(1,417,790)	(10,894,866)	(2,034,594)	(16,191,623)

Class C	(775,941)		(6,746,780)		(1,630,764)	(12,662,550)	(1,659,017)	(12,996,548)

Class Y	(7,352,354)		(69,486,105)		(6,790,411)	(57,773,753)	(4,855,719)	(40,302,357)

Total Repurchases	(19,673,853)		$(183,448,415)		(36,242,597)	$(302,469,679)	(26,327,635)	$(220,016,772)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 225,007 Class B shares into 210,988 Class A shares at a value of $1,929,978.
(c)	Net of redemption fees of $7,585 allocated among the classes based on relative net assets of each class for the period ended August 31, 2010.

  Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 10—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

25        Invesco Van Kampen Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Van Kampen Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Small Cap Growth Fund (formerly known as Van Kampen Small Cap Growth Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, the statement of changes in net assets and the financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by other independent auditors whose report dated May 18, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

26        Invesco Van Kampen Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio[3]
A	$1,000.00	$975.45	6.62	$1,018.50	6.77	1.33%

B	1,000.00	972.65	8.05	1,017.04	8.24	1.62%

C	1,000.00	971.22	10.28	1,014.77	10.51	2.08%

Y	1,000.00	975.72	5.33	1,019.81	5.45	1.08%

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	The expense ratios reflect an expense waiver. The Class B expense ratio reflects actual 12b-1 fees of less than 1%.

27        Invesco Van Kampen Small Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Small Cap Growth Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the

28        Invesco Van Kampen Small Cap Growth Fund

terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

29        Invesco Van Kampen Small Cap Growth Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Small Cap Growth Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	61,151,492	1,144,590	4,173,109	0

30        Invesco Van Kampen Small Cap Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
VK-SCG-AR-1           Invesco Distributors, Inc.

Invesco California Tax-Free Income Fund
Annual Report to Shareholders    August 31, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
22	Financial Highlights
26	Auditor's Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Agreements
30	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco California Tax-Free Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco California Tax-Free Income Fund

Management’s Discussion of Fund Performance

Performance summary
All share classes of Invesco California Tax-Free Income Fund at net asset value (NAV) posted positive returns during the eight-month reporting period ended August 31, 2010. The Fund’s Class A shares at net asset value (NAV) underperformed the Fund’s broad market and style-specific benchmark, the Barclays Capital California Municipal Index, and slightly underperformed the Fund’s peer group index, the Lipper California Municipal Debt Funds Index. The Fund’s underweight exposure to the more than 20-year maturity portion of the yield curve and an underweight position in state general obligation bonds, were the primary detractors from performance versus the Barclays Capital California Municipal Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 12/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.01%

Class B Shares	8.06

Class C Shares	7.72

Class Y Shares	8.16

Barclays Capital California Municipal Index▼ (Broad Market/Style-Specific Index)	8.75

Lipper CA Municipal Debt Funds Index■ (Peer Group Index)	8.11

▼	Invesco, Barclays Capital; ■ Lipper Inc.

How we invest
The Fund will normally invest at least 80% of its assets in securities that pay interest exempt from federal and California state income taxes. We generally invest the Fund’s assets in investment grade California municipal obligations. These municipal obligations will have the following ratings at the time of purchase:
■	Municipal bonds–within the four highest grades by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Ratings Group (S&P) or Fitch Ratings (Fitch)
■	Municipal notes–within the two highest grades or, if not rated, have outstanding bonds within the four highest grades by Moody’s, S&P or Fitch

■	Municipal commercial paper–within the highest grade by Moody’s, S&P or Fitch
     We may also invest in unrated securities, which we judge to be of comparable quality to the securities described above. Additionally, we may invest up to 5% of the Fund’s net assets in municipal obligations rated below investment grade (commonly known as junk bonds) or, if unrated, of comparable quality as we determine.

     We buy and sell California municipal securities with a view toward seeking a high level of current income exempt from federal and California income taxes or other local income taxes. In selecting securities for purchase and sale, we use our research capabilities to identify and monitor investment opportunities. In conducting research and analysis, we consider a number of factors, including general market and economic conditions and credit and interest rate risk.
     Portfolio securities are typically sold when our assessments of any of these factors materially change. Measures of interest rate risk that we evaluate include duration, coupon, maturity and call protection. Measures of credit risk evaluated include individual issuer analysis, sector weightings, geographic distribution and quality spreads.

Market conditions and your Fund
Market conditions during the eight-month reporting period were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This has helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt

Portfolio Composition†
By credit quality, based on total investments

AAA	31.9%

AA	5.5

AA-	6.1

A+	6.1

A	13.6

A-	3.1

BBB+	1.6

BBB	4.2

BBB-	6.0

BB-	0.5

N/A	10.8

NR	11.4

Cash	(0.8)

Top 10 Fixed Income Issuers*

1.	Long Beach Bond Finance Authority	6.8%

2.	California State Department of Water Resources	4.1

3.	Los Angeles Department of Water & Power	3.9

4.	City of San Jose	3.1

5.	University of California	2.7

6.	City & County of San Francisco	2.6

7.	County of Madera	2.5

8.	Antelope Valley Healthcare District	2.2

9.	City of Los Angeles	1.7

10.	State of California	1.7

Total Net Assets	$325.3 million

Total Number of Holdings*	130

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding cash equivalent holdings.

†	Source: Standard and Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit www.standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.

4	Invesco California Tax-Free Income Fund

without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern euro zone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment continued to weigh on the economy.1 Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.7% in the second quarter of 2010. In the first quarter, real GDP increased 3.7%.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy: “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 Consequently, it was widely expected that the Fed would continue to keep rates low for an extended period.
     Sector performance was driven by quality spread tightening, largely a result of continued flows into the municipal market combined with less tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors outperformed. Fund flows have continued to remain strong after an exceptional 2009. In addition, new issuance during the reporting period was about 1.5% ahead of last year’s pace, at $261.0 billion versus 257.3 billion.3 However, approximately 30% of supply since the beginning of the year was in the form of taxable Build American Bonds.3
     While many states are currently facing budgetary challenges, California has perhaps received more press than most. The state still benefits from its large and diverse economic base and above-average wealth levels. However, its large exposure to the housing crisis, falling tax revenues and recent budgetary shortfalls pose considerable challenges. Although the rating agencies have downgraded the state’s credit rating and the market has reacted accordingly, the negative impact has been tempered somewhat by the increasing issuance of taxable Build America Bonds and the continued decrease in supply of tax-exempt debt.
     On the whole, the Fund generated positive absolute returns for the period. In terms of yield curve positioning, an overweight in 12- to 20-year bonds contributed to returns, while an underweight in the 20-plus year end of the curve detracted from returns on a relative basis versus the Barclays Capital California Municipal Index.
     As discussed earlier, during the reporting period, lower rated tax-exempt bonds experienced significant price increases relative to higher quality issues. An overweight exposure to BBB and non-rated bonds was a positive contributor to relative and absolute Fund returns.
     At the sector level, the Fund’s underweight position in the tax-supported sector, specifically state general obligation bonds, and, to a lesser extent, the dedicated tax sector, was the primary detractor on a relative basis. At the industry level, we were overweight in hospital revenue bonds, which contributed to positive relative returns. However, we continued to monitor the health care sector in light of recent health care reform, and we continued to diversify out of the sector by selling weaker issuers on analyst recommendations, including swapping deep discount hospital bonds for new issue higher coupon bonds and university revenue bonds.
     Our overweight exposure to tobacco over the reporting period also contributed to relative performance. However, due to the gradual decline in credit fundamentals, we reduced our exposure to the tobacco industry. In addition, our overweight exposure to toll roads contributed to relative performance.
     We use inverse floating rate issues in Invesco California Tax-Free Income Fund to help manage duration, yield curve exposure and credit exposure and to potentially enhance yield. Over the reporting period, the exposure to inverse floating rate issues within the Fund contributed positively to Fund return.
     Thank you for investing in Invesco California Tax-Free Income Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco California Tax-Free Income Fund. Mr. Byron joined Invesco in 2010. He earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco California Tax-Free Income Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco California Tax-Free Income Fund. Mr. Wimmel joined Invesco in 2010. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

5	Invesco California Tax-Free Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class
Fund and index data from 8/31/00

Past performance cannot guarantee future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco California Tax-Free Income Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable
sales charges

Class A Shares

Inception (7/28/97)		4.07%

10	Years	4.08

5	Years	2.65

1	Year	6.64

Class B Shares

Inception (7/11/84)		6.47%

10	Years	4.59

5	Years	3.38

1	Year	6.92

Class C Shares

Inception (7/28/97)		3.96%

10	Years	4.04

5	Years	3.14

1	Year	10.38

Class Y Shares

Inception (7/28/97)		4.72%

10	Years	4.82

5	Years	3.91

1	Year	12.23
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco California Tax-Free Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco California Tax-Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (7/28/97)		3.80%

10	Years	3.98

5	Years	1.90

1	Year	6.44

Class B Shares

Inception (7/11/84)		6.34%

10	Years	4.48

5	Years	2.65

1	Year	6.71

Class C Shares

Inception (7/28/97)		3.68%

10	Years	3.93

5	Years	2.38

1	Year	10.15

Class Y Shares

Inception (7/28/97)		4.44%

10	Years	4.71

5	Years	3.16

1	Year	11.90
results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.85%, 0.84%, 1.35% and 0.60%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.87%, 0.86%, 1.37% and 0.62%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco California Tax-Free Income Fund

Invesco California Tax-Free Income Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may invest up to 20% of its total assets in securities subject to the federal alternative minimum tax.

■	Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (RIBs) or tender option bonds (TOBs). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third-party investors, and inverse floating residual interests, which are purchased by the Fund. Their short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust.

■	Leases and installment purchase or conditional sale contract (which may provide for title to be leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain non-appropriation for the issuance of debt. Certain lease obligations contain non-appropriation clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing non-appropriation clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including deposition of the property.

■	The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of the uses of the project to pay for the facilities. This could cause a decline in the Fund’s value.

About indexes used in this report
■	The Barclays Capital California Municipal Index is an index of California investment grade municipal bonds.

■	The Lipper CA Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	CLFAX
Class B Shares	CLFBX
Class C Shares	CLFCX
Class Y Shares	CLFDX

8	Invesco California Tax-Free Income Fund

Schedule of Investments

August 31, 2010

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–(103.4%)
California–(98.9%)
Adelanto Public Utility Authority, Ser 2009 A	6.75%	07/01/39	$1,500	$1,581,885

Alameda County Joint Powers Authority, Ser 2008 A (AGM)(a)	5.00%	12/01/25	750	813,450

Alameda County Joint Powers Authority, Ser 2008 A (AGM)(a)	5.00%	12/01/26	1,325	1,424,865

Alvord Unified School District, Ser 2008 A (AGM)(a)	5.00%	08/01/28	1,590	1,714,274

Anaheim Public Financing Authority, Ser 1997 C (AGM)(a)	6.00%	09/01/16	4,000	4,585,880

Antelope Valley Healthcare District, Refg Ser 1997 A (AGM)(a)	5.20%	01/01/20	7,000	7,006,440

Bay Area Toll Authority, San Francisco Bay Area Ser 2009 F-1(b)	5.25%	04/01/26	4,685	5,417,875

Bay Area Toll Authority, San Francisco Bay Area Ser 2009 F-1(b)	5.25%	04/01/29	5,205	5,914,389

Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Ser 2008 F-1	5.00%	04/01/39	2,500	2,674,725

Beverly Hills Unified School District, Election of 2008 Ser 2009(c)	0.00%	08/01/26	1,465	727,109

Beverly Hills Unified School District, Election of 2008 Ser 2009(c)	0.00%	08/01/32	3,045	1,031,646

California County Tobacco Securitization Agency, Los Angeles County Securitization Corp. Ser 2006(d)	0.00%	06/01/28	5,000	4,064,650

California Educational Facilities Authority, California College of the Arts Ser 2005	5.00%	06/01/35	2,000	1,807,960

California Educational Facilities Authority, Pitzer College Ser 2005 A	5.00%	04/01/35	2,000	2,007,640

California Educational Facilities Authority, Pitzer College Ser 2009	6.00%	04/01/40	2,000	2,230,540

California Educational Facilities Authority, University of San Diego Ser 1998 (AMBAC)(a)	5.00%	10/01/22	5,000	5,006,000

California Health Facilities Financing Authority, Cedars-Sinai Medical Center Ser 2005	5.00%	11/15/27	2,000	2,051,420

California Health Facilities Financing Authority, Childrens Hospital, Ser 2010 A (AGM)(a)	5.25%	07/01/38	1,250	1,291,125

California Health Facilities Financing Authority, Kaiser Permanente Ser 2006 A	5.25%	04/01/39	2,000	2,030,820

California Health Facilities Financing Authority, Scripps Memorial Hospital Ser 2010 A	5.00%	11/15/36	3,500	3,585,365

California Infrastructure & Economic Development Bank, California Science Center Phase II Ser 2006 C (NATL-RE & FGIC)(a)	5.00%	05/01/31	2,000	1,960,720

California Infrastructure & Economic Development Bank, Kaiser Hospital Assistance Ser 2001 A	5.55%	08/01/31	5,000	5,114,350

California Municipal Finance Authority, American Heritage Educational Foundation Ser 2006 A	5.25%	06/01/26	1,000	974,820

California Municipal Finance Authority, Community Hospitals Central California (COPs)	5.00%	02/01/20	2,055	2,113,937

California Municipal Finance Authority, Eisenhower Med Ctr Ser 2010 A	5.50%	07/01/30	500	511,780

California Municipal Finance Authority, Eisenhower Med Ctr Ser 2010 A	5.75%	07/01/40	1,500	1,538,370

California Pollution Control Financing Authority, Solid Waste Disposal Ser 2002 A (AMT)	5.00%	01/01/22	2,000	2,045,440

California State Department of Water Resources, Ser 2003 Y (NATL-RE & FGIC)(a)	5.00%	12/01/25	12,730	13,425,949

California State Public Works Board, Department of Corrections Refg Ser 1993 A (AMBAC)(a)	5.00%	12/01/19	2,000	2,112,980

California State Public Works Board, Department of Mental Health Coaling Ser 2004 A	5.00%	06/01/25	515	522,251

California State University, Systemwide Ser 2008 A (AGM)(a)	5.00%	11/01/39	3,000	3,130,770

California Statewide Communities Development Authority, Adventist Health Ser 2005 A	5.00%	03/01/30	5,000	5,058,200

California Statewide Communities Development Authority, American Baptist Homes West Ser 2010	6.25%	10/01/39	1,500	1,542,780

California Statewide Communities Development Authority, Baptist University Ser 2007 A	5.40%	11/01/27	1,785	1,629,991

California Statewide Communities Development Authority, Cedars-Sinai Medical Center Ser 1992 (COPs)	6.50%	08/01/12	570	599,828

California Statewide Communities Development Authority, Sutter Health Ser 2005 A	5.00%	11/15/43	1,000	1,001,700

Chino Basin Regional Financing Authority, Ser A (AMBAC)(a)	5.00%	11/01/33	725	755,523

City & County of San Francisco, Laguna Honda Hospital Ser 2005 I (AGM)(a)	5.00%	06/15/30	8,000	8,320,000

City of Alhambra, Atherton Baptist Homes Ser 2010 A	7.625%	01/01/40	1,575	1,690,715

City of Duarte, Ser 1999 A (COPs)	5.25%	04/01/19	3,000	3,022,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

City of Los Angeles, Ser 2004 A (NATL-RE)(a)	5.00%	09/01/24	$5,000	$5,627,200

City of Los Angeles, Wastewater Refg Ser 2003 B (AGM)(a)	5.00%	06/01/22	5,000	5,445,450

City of San Jose, Airport Ser 2001 (NATL-RE & FGIC)(a)	5.00%	03/01/25	10,000	10,067,000

City of Vernon, Ser 2009 A	5.125%	08/01/21	2,000	2,163,700

Clovis Unified School District, Election of 2004 Ser A (NATL-RE & FGIC)(a)(c)	0.00%	08/01/29	735	266,283

Corona-Norco Unified School District, Election of 2006 Ser 2009 B (AGC)(a)(c)	0.00%	08/01/28	360	136,660

Corona-Norco Unified School District, Election of 2006 Ser B (AGC)(a)(c)	0.00%	08/01/24	1,000	502,530

Corona-Norco Unified School District, Election of 2006 Ser B (AGC)(a)(c)	0.00%	08/01/25	1,000	470,420

Corona-Norco Unified School District, Election of 2006 Ser B (AGC)(a)(c)	0.00%	08/01/26	1,525	666,349

Corona-Norco Unified School District, Election of 2006 Ser B (AGC)(a)(c)	0.00%	08/01/27	1,500	611,025

County of Madera, Valley Children’s Hospital Ser 1995 (COPs) (NATL-RE)(a)	6.50%	03/15/15	7,500	8,136,675

County of Sacramento, Airport Systems Ser 2010	5.00%	07/01/40	2,200	2,265,340

County of San Diego, Burnham Institute for Medical Research Ser 2006 (COP)	5.00%	09/01/34	2,000	1,823,000

Eden Township Healthcare District, Ser 2010 (COPs)	6.125%	06/01/34	1,000	1,027,580

El Segundo Unified School District, Election of 2008 Ser 2009 A(c)	0.00%	08/01/33	4,430	1,194,993

Fontana Public Financing Authority, Tax Allocation Ser 2003 A (AMBAC)(a)	5.375%	09/01/25	1,500	1,520,400

Fontana Unified School District, Ser 2008 B (AGM)(a)(c)	0.00%	02/01/33	9,445	2,554,022

Foothill/Eastern Transportation Corridor Agency, Toll Road Ser 1999(c)	0.00%	01/15/23	5,000	5,134,950

Foothill/Eastern Transportation Corridor Agency, Toll Road Ser 1999 (NATL-RE)(a)	5.125%	01/15/19	4,000	4,005,120

Gilroy Unified School District, Election of 2008 Ser 2009 A (AGC)(a)(c)	0.00%	08/01/29	5,350	1,892,402

Gilroy Unified School District, Election of 2008 Ser 2009 A (AGC)(a)(c)	0.00%	08/01/31	3,650	1,099,380

Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2005 A	5.00%	06/01/45	2,500	2,415,900

Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2007 A-1	5.125%	06/01/47	4,000	2,706,680

Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2007 A-1	5.75%	06/01/47	4,425	3,314,635

Grossmont Union High School District, Ser 2006 (NATL-RE)(a)(c)	0.00%	08/01/24	6,750	3,443,175

Huntington Beach Union High School District, Ser 2004 (AGM)(a)	5.00%	08/01/27	1,750	1,895,757

Independent Cities Lease Finance Authority, San Juan Mobile Estates Ser 2006 A	5.125%	05/15/41	2,000	1,768,340

Indio Redevelopment Agency, Tax Allocation Ser 2008 A	5.25	08/15/27	780%	800,116

Indio Redevelopment Agency, Tax Allocation Ser 2008 A	5.25%	08/15/28	470	479,015

Irvine Unified School District, Community Facilities District	6.70%	09/01/35	1,000	1,055,150

Kern County Water Agency Improvement District No. 4, Ser 2008 A (COP) (AGC)(a)	5.00%	05/01/28	1,700	1,809,463

Long Beach Bond Finance Authority, Ser 1992 (AMBAC)(a)	6.00%	11/01/17	20,000	22,229,000

Los Angeles Department of Airports, Los Angeles International Airport Ser A	5.00%	05/15/35	1,500	1,577,640

Los Angeles Department of Water & Power, Ser 2001 A	5.125%	07/01/41	3,000	3,022,740

Los Angeles Department of Water & Power, Ser 2001 A-1 (AGM)(a)(e)	5.25%	07/01/11	935	974,738

Los Angeles Department of Water & Power, Ser 2001 A-1 (AGM)(a)	5.25%	07/01/22	12,365	12,804,081

Los Angeles Department of Water & Power, Ser 2008 A-1	5.25%	07/01/38	2,000	2,182,740

Menifee Union School District, 2008 Election Ser C (AGC)(a)(c)	0.00%	08/01/35	940	217,572

Menifee Union School District, Election of 2008 Ser C (AGC)(a)(c)	0.00%	08/01/37	1,050	211,082

Metropolitan Water District of Southern California, Ser B(b)	5.00%	07/01/27	8,585	9,811,711

Moorpark Unified School District, Election of 2008 Ser 2009 A (AGC)(a)(c)	0.00%	08/01/31	840	253,008

Oakland Joint Powers Financing Authority, Oakland Administration Buildings Refg 2008 B (AGC)(a)	5.00%	08/01/26	1,215	1,302,674

Oakland Joint Powers Financing Authority, Oakland Administration Buildings Ser 2008 B (AGC)(a)	5.00%	08/01/25	850	919,751

Palomar Pomerado Health, Ser 2009 (COPs)	6.75%	11/01/39	2,000	2,232,860

Patterson Joint Unified School District, 2008 Election Ser 2009 B (AGM)(a)(c)	0.00%	08/01/47	1,700	167,076

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Patterson Joint Unified School District, 2008 Election Ser B (AGM)(a)(c)	0.00%	08/01/44	$6,250	$747,563

Patterson Joint Unified School District, 2008 Election Ser B (AGM)(a)(c)	0.00%	08/01/45	6,715	754,430

Patterson Joint Unified School District, 2008 Election Ser B (AGM)(a)(c)	0.00%	08/01/46	7,050	741,660

Port of Oakland, Ser 2002 L (AMT) (NATL-RE & FGIC)(a)e)	5.00%	11/01/12	110	120,924

Port of Oakland, Ser 2002 L (AMT) (NATL-RE & FGIC)(a)	5.00%	11/01/21	890	907,337

Poway Unified School District, School Facilities Improvement District No. 07-1, 2008 Election Ser A(c)	0.00%	08/01/32	6,460	1,813,968

Poway Unified School District, Ser 2007 (AMBAC)(a)	4.625%	09/15/42	2,530	2,276,266

Roseville Joint Union High School District, Election of 2004 Ser 2007 C (AGM)(a)(c)	0.00%	08/01/24	2,515	1,363,859

Roseville Joint Union High School District, Election of 2004 Ser 2007 C (AGM)(a)(c)	0.00%	08/01/25	1,970	972,057

Roseville Joint Union High School District, Election of 2004 Ser 2007 C (AGM)(a)(c)	0.00%	08/01/26	1,350	621,743

Sacramento County Sanitation Districts Financing Authority, Ser D(f)(g)	0.23%	12/01/39	2,500	2,500,000

San Francisco City & County Airports Commission, San Francisco Int’l Airport Second Ser 2001 Refg Issue 27B (NATL-RE & FGIC)(a)	5.125%	05/01/26	5,000	5,048,200

San Joaquin Hills Transportation Corridor Agency, Toll Road Refg Ser 1997 A (NATL-RE)(a)(c)	0.00%	01/15/15	6,000	4,649,160

San Joaquin Hills Transportation Corridor Agency, Toll Road Senior Lien Ser 1993	5.00%	01/01/33	2,000	1,651,340

Santa Monica Community College District, 2002 Election, Ser 2007 A (NATL-RE & FGIC)(a)(c)	0.00%	08/01/22	1,385	855,695

Santa Monica Community College District, 2002 Election, Ser 2007 A (NATL-RE & FGIC)(a)(c)	0.00%	08/01/23	1,385	807,372

Santa Monica Community College District, 2002 Election, Ser 2007 A (NATL-RE & FGIC)(a)(c)	0.00%	08/01/24	1,385	740,920

Santa Monica Community College District, 2002 Election, Ser 2007 A (NATL-RE & FGIC)(a)(c)	0.00%	08/01/25	1,380	691,132

School Facilities Financing Authority, Grant Joint Union High School District Ser 2008 A (AGM)(a)(c)	0.00%	08/01/30	1,745	553,409

School Facilities Financing Authority, Grant Joint Union High School District Ser 2008 A (AGM)(a)(c)	0.00%	08/01/31	2,040	601,351

School Facilities Financing Authority, Grant Joint Union High School District Ser 2008 A (AGM)(a)(c)	0.00%	08/01/32	6,395	1,748,201

Simi Valley Unified School District, Election of 2004 Ser 2007 C (AGM)(a)(c)	0.00%	08/01/28	3,480	1,312,517

Simi Valley Unified School District, Election of 2004 Ser 2007 C (AGM)(a)(c)	0.00%	08/01/30	2,765	875,869

Southern California Public Power Authority, Mead-Adelanto 1994 Ser A (AMBAC)(a)(h)	8.565%	07/01/15	3,500	4,638,830

Southern California Public Power Authority, Mead-Phoenix 1994 Ser A (AMBAC)(a)(h)	8.565%	07/01/15	2,500	3,313,450

Southern California Public Power Authority, Ser A(f)(g)	0.24%	07/01/20	1,400	1,400,000

Southern California Public Power Authority, Windy Flats Project Ser 2010-1	5.00%	07/01/30	1,500	1,652,295

State of California, Various Purpose Dtd 04/01/09	5.75%	04/01/31	5,000	5,536,400

Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Securitization Corp. Ser 2005 A-1	5.50%	06/01/45	2,150	1,529,360

Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Securitization Corp. Ser 2006 A-1	5.00%	06/01/37	3,000	2,326,200

Tustin Unified School District, No. 2002-1 Election of 2002 Ser 2008 C (AGM)(a)	5.00%	06/01/28	1,750	1,898,907

Twin Rivers Unified School District, Ser 2009 (BANs)(c)	0.00%	04/01/14	1,700	1,556,571

University of California, Ser 2007 J (AGM)(a)	4.50%	05/15/31	8,500	8,703,575

University of California, Ser 2009 E	5.50%	05/15/27	2,500	2,755,500

University of California, Ser 2009 Q(b)(i)	5.00%	05/15/34	920	994,465

Walnut Energy Center Authority, Ser 2010 A	5.00%	01/01/35	2,000	2,095,600

Yosemite Community College District, Election of 2004 Ser 2008 C (AGM)(a)(c)	0.00%	08/01/24	4,685	2,540,629

				321,542,620

Guam–(0.2%)
Territory of Guam Section 30, Ser A	5.625%	12/01/29	660	701,752

Puerto Rico–(3.2%)
Puerto Rico Electric Power Authority, Ser 2007 TT	5.00%	07/01/37	2,000	2,049,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Puerto Rico–(continued)

Puerto Rico Public Buildings Authority, Ser 2002 D (AMBAC)(a)(d)(e)	0.00%	07/01/17	$3,680	$4,055,691

Puerto Rico Public Buildings Authority, Ser 2002 D (AMBAC)(a)(d)(e)	0.00%	07/01/31	1,320	1,143,965

Puerto Rico Sales Tax Financing Corp., Ser 2009 A(e)	5.00%	08/01/11	1,685	1,758,634

Puerto Rico Sales Tax Financing Corp., Ser 2010 C	5.00%	08/01/35	1,500	1,556,970

				10,565,120

Virgin Islands–(1.1%)
Virgin Islands Public Finance Authority, Matching Fund Loan Diago A	6.625%	10/01/29	1,675	1,899,014

Virgin Islands Public Finance Authority, Ser 2010 A	5.00%	10/01/25	1,600	1,688,112

				3,587,126

TOTAL INVESTMENTS–103.4% (Cost $321,163,631)				336,396,618

OTHER ASSETS LESS LIABILITIES–0.6%				1,819,703

Floating Rate Note and Dealer Trusts Obligations Related to Securities Held–(4.0%)
Notes with interest rates of 0.27% to 0.31% at 08/31/10 and contractual maturities of collateral ranging from 05/01/28 to 06/15/38 (See Note 11)(j)				(12,930,000)

NET ASSETS–100.0%				$325,286,321

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Assurance Corp.
AMT	– Alternative Minimum Tax
BANs	– Bond Anticipation Notes
COP	– Certificates of Participation
FGIC	– Financial Guaranty Insurance Co.
NATL-RE	– National Public Finance Guarantee Corp.

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Underlying security related to inverse floater entered into by the Fund (See Note 1I).
(c)	Capital appreciation bond.
(d)	Security is a “step-up” bond where the coupon increases on a predetermined future date.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(g)	Security is considered a cash equivalent.
(h)	Current coupon rate for an inverse floating rate municipal obligation. This rate resets periodically as the auction rate on the related security changes. Position in an inverse floating rate municipal obligation has a total value of $7,952,280 which represents 2.4% of net assets.
(i)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $615,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.
(j)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at August 31, 2010. At August 31, 2010, the Fund’s investments with a value of $22,138,439 are held by the Dealer Trusts and serve as collateral for the $12,930,000 in floating rate note and dealer trust obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco California Tax-Free Income Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $321,163,631)	$336,396,618

Receivable for:
Investments sold	2,844,827

Interest	4,140,348

Fund shares sold	53,647

Fund expenses absorbed	92,773

Other Assets	8,560

Total assets	343,536,773

Liabilities:
Floating rate note and dealer trusts obligations	12,930,000

Payable for:
Investments purchased	1,653,945

Fund shares reacquired	1,053,689

Accrued fees to affiliates	32,239

Dividends	37,171

Accrued other operating expenses	55,262

Trustee retirement plan	65,648

Amount due to custodian	2,422,498

Total liabilities	18,250,452

Net assets applicable to shares outstanding	$325,286,321

Net assets consist of:
Shares of beneficial interest	$316,976,296

Undistributed net investment income	1,183,458

Undistributed net realized gain (loss)	(8,106,420)

Unrealized appreciation	15,232,987

$325,286,321

Net Assets:
Class A	$26,015,018

Class B	$254,906,716

Class C	$17,527,950

Class Y	$26,836,637

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	2,214,505

Class B	21,556,080

Class C	1,483,432

Class Y	2,276,865

Class A:
Net asset value per share	$11.75

Maximum offering price per share,
(net asset value of $11.75 divided by 95.25%)	$12.34

Class B:
Net asset value and offering price per share	$11.83

Class C:
Net asset value and offering price per share	$11.82

Class Y:
Net asset value and offering price per share	$11.79

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco California Tax-Free Income Fund

Statement of Operations

For the eight months ended August 31, 2010 and year ended December 31, 2009

	Eight months ended	Year ended
	August 31,	December 31,
	2010	2009

Investment Income:
Interest	$12,434,284	$18,710,110

Expenses
Advisory fees	1,019,748	1,595,400

Administrative services fees	134,880	271,557

Custodian fees	5,981	11,679

Distribution fees:
Class A	68,723	58,193

Class B	395,458	733,417

Class C	85,167	130,932

Transfer agent fees	56,004	98,000

Trustees’ and officers’ fees and benefits	17,176	15,399

Interest and residual trust expenses	81,071	41,160

Other	124,309	235,036

Total expenses	1,988,517	3,190,773

Less: Fees waived	(68,548)	(275,609)

Net expenses	1,919,969	2,915,164

Net investment income	10,514,315	15,794,946

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,095,711)	(3,647,916)

Futures contracts	472,396	976,900

	(2,623,315)	(2,671,016)

Change in net unrealized appreciation (depreciation) of:
Investment securities	17,662,114	32,722,407

Futures contracts	(432,227)	842,956

	17,229,887	33,565,363

Net realized and unrealized gain	14,606,572	30,894,347

Net increase in net assets resulting from operations	$25,120,887	$46,689,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco California Tax-Free Income Fund

Statements of Changes in Net Assets

For the eight months ended August 31, 2010 and the years ended December 31, 2009 and December 31, 2008

	Eight months ended	Year ended	Year ended
	August 31,	December 31,	December 31,
	2010	2009	2008

Operations:
Net investment income	$10,514,315	$15,794,946	$17,524,287

Net realized gain (loss)	(2,623,315)	(2,671,016)	(1,951,662)

Change in net unrealized appreciation (depreciation)	17,229,887	33,565,363	(52,662,162)

Net increase (decrease) in net assets resulting from operations	25,120,887	46,689,293	(37,089,537)

Distributions to shareholders from net investment income:
Class A shares	(1,378,626)	(1,074,299)	(1,061,145)

Class B shares	(7,178,057)	(12,491,580)	(13,803,126)

Class C shares	(463,014)	(718,214)	(803,091)

Class Y shares	(851,291)	(1,394,249)	(1,989,266)

Total dividends from net investment income	(9,870,988)	(15,678,342)	(17,656,628)

Distributions to shareholders from net realized gains:
Class A shares	—	—	(93,086)

Class B shares	—	—	(1,104,557)

Class C shares	—	—	(71,031)

Class Y shares	—	—	(127,822)

Total distributions from net realized gains	—	—	(1,396,496)

Net increase (decrease) from in net assets resulting from share transactions	(25,243,879)	(31,392,896)	(49,269,967)

Net increase (decrease) in net assets	(9,993,980)	(381,945)	(105,412,628)

Net assets:
Beginning of period	335,280,301	335,662,246	441,074,874

End of period (Includes undistributed net investment income of $1,183,458, $364,824 and $248,271, respectively)	$325,286,321	$335,280,301	$335,662,246

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco California Tax-Free Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On August 31, 2010, the Fund’s fiscal year-end changed from December 31 to August 31.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley California Tax-Free Income Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s – Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to provide as high a level of current income exempt from federal and California income tax, as is consistent with the preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

15        Invesco California Tax-Free Income Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

16        Invesco California Tax-Free Income Fund

I.	Floating Rate Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Special Purpose Trusts established by a Broker Dealer (“Dealer Trusts”) fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund may enter into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating rate note and dealer trust obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption “Interest and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the period ended August 31, 2010 were $12,930,000 and 0.63%, respectively.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets.

Average Net Assets	Rate

First $500 million	0.47%

Next $250 million	0.445%

Next $250 million	0.42%

Next $250 million	0.395%

Over $1.25 billion	0.37%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $638,425 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.85%, 1.35%, 1.35% and 0.60% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the

17        Invesco California Tax-Free Income Fund

following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and the Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, MSIA and Morgan Stanley Services Company Inc. (“MSSC”) had voluntarily agreed to cap the Acquired Fund’s operating expenses at 0.60% of the average daily net assets of the Acquired Fund.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For period January 1, 2010 to August 31, 2010, the Adviser and MSIA waived advisory fees of $0 and $68,548, respectively. For the year ended December 31, 2009, MSIA waived advisory fees of $190,391.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $108,668 to MSSC. For the period January 1, 2010 to August 31, 2010 and the year ended December 31, 2009, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, the Trust has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $36,671 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For period January 1, 2010 to August 31, 2010 and the year ended December 31, 2009, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $347,092 to MSDI.
  For the period January 1, 2010 to August 31, 2010 and the year ended December 31, 2009, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $481 in front-end sales commissions from the sale of Class A shares and $0, $8,094 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period January 1 to May 31, 2010, MSDI retained $275 in front-end sales commissions from the sale of Class A shares and $1,137, $13,546 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the year ended December 31, 2009, MSDI retained $16,072 in front-end sales commissions from the sale of Class A shares and $137, $30,684 and $77 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs

18        Invesco California Tax-Free Income Fund

reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$336,396,618	$—	$336,396,618

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Effect of Derivative Instruments for the eight months ended August 31, 2010 and the year ended December 31, 2009, respectively.

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Eight months ended	Year ended
	August 31, 2010	December 31, 2009
	Futures	Futures

Realized Gain
Interest rate risk	$472,396	$976,900

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(432,227)	842,956

Total	$40,169	$1,819,856

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the eight months Ended August 31, 2010 and Years Ended December 31, 2009 and 2008:

	August 31,	December 31,	December 31,
	2010	2009	2008

Tax-exempt income	$9,724,416	$15,678,323	$17,608,980

Ordinary income	146,572	19	47,648

Long-term capital gain	—	—	1,396,496

Total distributions	$9,870,988	$15,678,342	$19,053,124

19        Invesco California Tax-Free Income Fund

Tax Components of Net Assets at Period-End:

August 31,
2010

Undistributed income	$31,127

Net unrealized appreciation — investments	16,487,960

Temporary book/tax differences	(102,818)

Capital loss carryforward	(8,106,244)

Shares of beneficial interest	316,976,296

Total net assets	$325,286,321

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to market discount amortization.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2016	2,435,320

August 31, 2018	5,670,924

Total Capital Loss Carryforward	$8,106,244

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the eight months ended August 31, 2010 was $49,674,849 and $78,292,155, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$20,907,988

Aggregate unrealized (depreciation) of investment securities	(4,420,028)

Net unrealized appreciation of investment securities	$16,487,960

Cost of investments for tax purposes is $319,908,658.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortizations on August 31, 2010, undistributed net investment income was increased by $175,307 and undistributed net realized gain (loss) was decreased by $175,307. This reclassification had no effect on the net assets of the Fund.

20        Invesco California Tax-Free Income Fund

NOTE 10—Share Information

	Eight months ended August 31, 2010(a)		Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Class A

Sold	16,592,673	$188,126,111	240,802	$2,646,138	447,693	$5,000,255

Reinvestment of dividends and distributions	107,362	1,226,512	94,573	1,032,819	98,336	1,090,089

Redeemed	(16,660,323)	(190,732,160)	(389,291)	(4,208,218)	(400,956)	(4,492,926)

Net increase (decrease)	39,712	(1,379,537)	(53,916)	(529,261)	145,073	1,597,418

Class B

Sold	16,273,049	187,452,860	476,617	5,223,297	369,153	4,193,781

Reinvestment of dividends and distributions	502,966	5,768,076	1,066,514	11,724,571	1,234,380	13,801,430

Redeemed	(18,818,269)	(214,764,082)	(3,903,492)	(42,665,852)	(4,579,774)	(51,381,817)

Net increase (decrease)	(2,042,254)	(21,543,146)	(2,360,361)	(25,717,984)	(2,976,241)	(33,386,606)

Class C

Sold	90,112	1,035,827	78,373	864,886	136,300	1,594,645

Reinvestment of dividends and distributions	34,647	397,150	63,528	697,878	73,788	824,051

Redeemed	(171,039)	(1,953,476)	(274,857)	(3,014,877)	(463,698)	(5,211,440)

Net increase (decrease)	(46,280)	(520,499)	(132,956)	(1,452,113)	(253,610)	(2,792,744)

Class Y

Sold	9,681	114,432	6,220	70,350	137,098	1,599,917

Reinvestment of dividends and distributions	61,690	705,418	120,543	1,320,593	177,369	1,984,420

Redeemed	(229,966)	(2,620,547)	(463,743)	(5,084,481)	(1,674,119)	(18,272,372)

Net increase (decrease)	(158,595)	(1,800,697)	(336,980)	(3,693,538)	(1,359,652)	(14,688,035)

Net increase in (decrease) in share activity	(2,207,417)	$(25,243,879)	(2,884,213)	$(31,392,896)	(4,444,430)	$(49,269,967)

(a)	There is an entity that is a record owners of more than 5% of the outstanding shares of the Fund and owns 84% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 11—Purposes and Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
  The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
  In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

21        Invesco California Tax-Free Income Fund

  The Fund may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Eight months
	ended
	August 31,		Year ended December 31,
	2010		2009	2008	2007	2006	2005

Selected Per Share Data:
Net asset value, beginning of period	$11.21		$10.23	$11.83	$12.16	$12.16	$12.46

Income (loss) from investment operations:
Net investment income	0.37		0.51	0.49	0.50	0.49	0.52

Net realized and unrealized gain (loss)	0.52		0.97	(1.56)	(0.31)	0.06	(0.10)

Total income (loss) from investment operations	0.89		1.48	(1.07)	0.19	0.55	0.42

Less dividends and distributions from:
Net investment income	(0.35)		(0.50)	(0.49)	(0.49)	(0.49)	(0.51)

Net realized gain	—		—	(0.04)	(0.03)	(0.06)	(0.21)

Total dividends and distributions	(0.35)		(0.50)	(0.53)	(0.52)	(0.55)	(0.72)

Net asset value, end of period	$11.75		$11.21	$10.23	$11.83	$12.16	$12.16

Total Return(a)	8.05%		14.74%	(9.28)%	1.62%	4.64%	3.44%

Net assets, end of period, (000’s omitted)	$26,015		$24,377	$22,799	$24,645	$299,414	$329,938

Ratios to Average Net Assets:
Total expenses
With fee waivers and/or expense reimbursements	0.88	%(b)	0.86%	0.86%	1.00%	0.86%	0.86%

Without fee waivers and/or expense reimbursements	0.91	%(b)	0.92%	0.90%	1.04%	0.89%	0.87%

With fee waivers and/or expense reimbursements, exclusive of interest and residual trust expense	0.84	%(b)	0.85%	0.86%	0.84%	0.85%	0.86%

Net investment income	4.88	%(b)	4.65%	4.33%	4.12%	4.06%	4.11%

Supplemental Data:
Portfolio turnover(c)	15%		19%	10%	5%	5%	23%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Ratios are annualized and based on average daily net assets (000’s omitted) of $41,293.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

22        Invesco California Tax-Free Income Fund

NOTE 12—Financial Highlights—(continued)

	Class B
	Eight months
	ended
	August 31		Year ended December 31,
	2010		2009	2008	2007	2006	2005

Selected Per Share Data:
Net asset value, beginning of period	$11.28		$10.30	$11.91	$12.24	$12.24	$12.52

Income (loss) from investment operations:
Net investment income	0.37		0.51	0.50	0.50	0.52	0.54

Net realized and unrealized gain (loss)	0.53		0.98	(1.57)	(0.30)	0.05	(0.08)

Total income (loss) from investment operations	0.90		1.49	(1.07)	0.20	0.57	0.46

Less dividends and distributions from:
Net investment income	(0.35)		(0.51)	(0.50)	(0.50)	(0.51)	(0.53)

Net realized gain	—		—	(0.04)	(0.03)	(0.06)	(0.21)

Total dividends and distributions	(0.35)		(0.51)	(0.54)	(0.53)	(0.57)	(0.74)

Net asset value, end of period	$11.83		$11.28	$10.30	$11.91	$12.24	$12.24

Total return(a)	8.10%		14.68%	(9.23)%	1.65%	4.81%	3.74%

Net assets, end of period, (000’s omitted)	$254,907		$266,270	$267,308	$344,606	$132,162	$159,221

Ratios to average net assets:
Total expenses
With fee waivers and/or expense reimbursements	0.88	%(b)	0.85%	0.85%	0.97%	0.69%	0.68%

Without fee waivers and/or expense reimbursements	0.91	%(b)	0.94%	0.89%	1.01%	0.72%	0.69%

With fee waivers and/or expense reimbursements, exclusive of interest and residual trust expense	0.84	%(b)	0.84%	0.85%	0.81%	0.68%	0.68%

Net investment income	4.88	%(b)	4.66%	4.34%	4.15%	4.23%	4.29%

Supplemental data:
Portfolio turnover(c)	15%		19%	10%	5%	5%	23%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Ratios are annualized and based on average daily net assets (000’s omitted) of $241,064.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

23        Invesco California Tax-Free Income Fund

NOTE 12—Financial Highlights—(continued)

	Class C
	Eight months
	ended
	August 31,		Year ended December 31,
	2010		2009	2008	2007	2006	2005

Selected Per Share Data:
Net asset value, beginning of period	$11.27		$10.29	$11.90	$12.23	$12.23	$12.52

Income (loss) from investment operations:
Net investment income	0.34		0.46	0.44	0.44	0.43	0.45

Net realized and unrealized gain (loss)	0.52		0.97	(1.57)	(0.30)	0.06	(0.08)

Total income (loss) from investment operations	0.86		1.43	(1.13)	0.14	0.49	0.37

Less dividends and distributions from:
Net investment income	(0.31)		(0.45)	(0.44)	(0.44)	(0.43)	(0.45)

Net realized gain	—		—	(0.04)	(0.03)	(0.06)	(0.21)

Total dividends and distributions	(0.31)		(0.45)	(0.48)	(0.47)	(0.49)	(0.66)

Net asset value, end of period	$11.82		$11.27	$10.29	$11.90	$12.23	$12.23

Total return(a)	7.76%		14.11%	(9.74)%	1.14%	4.12%	2.97%

Net assets, end of period, (000’s omitted)	$17,528		$17,245	$17,105	$22,800	$23,320	$26,385

Ratios to average net assets:
Total expenses
With fee waivers and/or expense reimbursements	1.38	%(b)	1.36%	1.36%	1.50%	1.36%	1.36%

Without fee waivers and/or expense reimbursements	1.41	%(b)	1.42%	1.40%	1.54%	1.39%	1.37%

With fee waivers and/or expense reimbursements, exclusive of interest and residual trust expense	1.34	%(b)	1.35%	1.36%	1.34%	1.35%	1.36%

Net investment income	4.38	%(b)	4.15%	3.83%	3.62%	3.56%	3.61%

Supplemental data:
Portfolio turnover(c)	15%		19%	10%	5%	5%	23%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Ratios are annualized and based on average daily net assets (000’s omitted) of $17,059.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

24        Invesco California Tax-Free Income Fund

NOTE 12—Financial Highlights—(continued)

	Class Y
	Eight months
	ended
	August 31,		Year ended December 31,
	2010		2009	2008	2007	2006	2005

Selected Per Share Data:
Net asset value, beginning of period	$11.25		$10.26	$11.86	$12.20	$12.20	$12.49

Income (loss) from investment operations:
Net investment income	0.39		0.54	0.52	0.53	0.53	0.54

Net realized and unrealized gain (loss)	0.52		0.98	(1.56)	(0.32)	0.05	(0.08)

Total income (loss) from investment operations	0.91		1.52	(1.04)	0.21	0.58	0.46

Less dividends and distributions from:
Net investment income	(0.37)		(0.53)	(0.52)	(0.52)	(0.52)	(0.54)

Net realized gain	—		—	(0.04)	(0.03)	(0.06)	(0.21)

Total dividends and distributions	(0.37)		(0.53)	(0.56)	(0.55)	(0.58)	(0.75)

Net asset value, end of period	$11.79		$11.25	$10.26	$11.86	$12.20	$12.20

Total return(a)	8.21%		15.10%	(9.02)%	1.80%	4.90%	3.74%

Net assets, end of period, (000’s omitted)	$26,837		$27,388	$28,450	$49,024	$53,954	$53,857

Ratios to average net assets:
Total expenses
With fee waivers and/or expense reimbursements	0.63	%(b)	0.61%	0.61%	0.76%	0.61%	0.61%

Without fee waivers and/or expense reimbursements	0.66	%(b)	0.67%	0.65%	0.80%	0.64%	0.62%

With fee waivers and/or expense reimbursements, exclusive of interest and residual trust expense	0.59	%(b)	0.60%	0.61%	0.60%	0.60%	0.61%

Net investment income	5.13	%(b)	4.90%	4.58%	4.36%	4.31%	4.36%

Supplemental data:
Portfolio turnover(c)	15%		19%	10%	5%	5%	23%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Ratios are annualized and based on average daily net assets (000’s omitted) of $26,482.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

NOTE 13—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

25        Invesco California Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco California Tax-Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco California Tax-Free Income Fund (formerly known as Morgan Stanley California Tax-Free Income Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, the statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 25, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

26        Invesco California Tax-Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,063.00	$4.37	$1,020.97	$4.28	0.84%

B	1,000.00	1,062.60	4.37	1,020.97	4.28	0.84

C	1,000.00	1,060.10	6.96	1,018.45	6.82	1.34

Y	1,000.00	1,064.20	3.07	1,022.23	3.01	0.59

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27        Invesco California Tax-Free Income Fund

Approval of Investment Advisory and Sub-Advisory Agreements
with Invesco Advisers, Inc. and its Affiliates

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco California Tax-Free Income Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed the information provided differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts

28        Invesco California Tax-Free Income Fund

that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

29        Invesco California Tax-Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	98.5%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30        Invesco California Tax-Free Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the
Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-CTFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Dividend Growth Securities Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
25	Auditor’s Report
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Agreements
29	Tax Information
30	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our Intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco Dividend Growth Securities Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Dividend Growth Securities Fund

Management’s Discussion of Fund Performance

Performance summary
Effective June 25, 2010, Meggan Walsh assumed management of Invesco Dividend Growth Securities Fund as lead portfolio manager along with Jonathan Harrington as portfolio manager and a team of equity analysts. Our team has extensive industry experience specifically with strategies that focus on dividend-paying stocks. We appreciate the opportunity to manage your Fund and look forward to a long-term partnership.
     For the six months ended August 31, 2010, Invesco Dividend Growth Securities Fund underperformed its benchmark, the S&P 500 Index. While we were managing the Fund for only part of this time, our comments will encompass the entire reporting period. The Fund’s underperformance for the period was largely due to an overweight in the consumer discretionary sector relative to the index. The Fund’s holdings in the industrials and telecommunication services sectors also detracted from relative results. Holdings in the consumer staples and utilities sectors had a positive effect on the Fund.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 2/28/10 to 8/31/10, at net asset value (NAV). Performance shown does not Include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.57%

Class B Shares	-5.66

Class C Shares	-5.93

Class Y Shares	-5.44

S&P 500 Index▼ (Broad Market Index/Style-Specific Index)	-4.02

Lipper Large-Cap Core Funds index▼ (Peer Group Index)	-5.26

▼	Lipper Inc.

How we invest
Our total return approach focuses on balancing long-term capital appreciation, current income and capital preservation. The Fund can serve as a conservative cornerstone within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments.
     We seek companies that we believe have normalized earnings power greater than that implied by their current market valuation and that also return capital to shareholders through dividends and share repurchases. All stocks in the portfolio pay a dividend, and the Fund pays a quarterly dividend to shareholders. We strive to manage risk utilizing a valuation framework, careful stock selection and a rigorous buy-and-sell discipline.
     We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that may support sustained or increasing dividends and share repurchases.
     We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk to determine a fair valuation over our two-year investment horizon for each stock. We believe our process can provide the best combination of dividend income, price appreciation and capital preservation.

     We maintain a rigorous sell discipline and consider selling or trimming a stock when it no longer meets our investment criteria, including when:
■	A stock reaches its fair valuation (target price).

■	The company’s fundamental business prospects deteriorate.

■	A more attractive investment opportunity presents itself.

Market conditions and your Fund
During the reporting period, equity markets were volatile as the market began to question the sustainability of the recovery. Fears of a double-dip recession arose as the sovereign debt crisis unfolded in the eurozone and economic Indicators remained weak domestically. In the U.S., unemployment, consumer spending and the housing market all remained subdued, adding to fears that the recovery was slowing to a sub-normal growth rate.
     In this environment, eight out of 10 sectors of the S&P 500 Index declined during the period.1 The more economically sensitive sectors such as financials, health care and energy had the lowest returns, while the traditionally defensive telecommunication services and utilities sectors had the highest returns.1 The health care sector, which historically has been more defensive, was interestingly the worst performer during this reporting period mostly due to U.S. health care reform.1
     The largest detractor from the Fund’s absolute performance was Microsoft in the information technology (IT) sector, due to uncertain consumer and enterprise PC demand and the success of Apple’s iPad tablet computer, which is a potential threat to Microsoft’s franchise. The Fund’s exposure to the consumer discretionary sector also detracted from Fund performance, with Royal Caribbean and Best Buy among the top detractors.

Portfolio Composition
By sector

Consumer Staples	18.7%

Financials	18.6

Consumer Discretionary	15.8

Industrials	11.6

Information Technology	7.4

Energy	6.0

Health Care	5.4

Utilities	5.3

Materials	4.8

Telecommunication Services	1.4

Money Market Funds Plus Other Assets

Less Liabilities	5.0

Top 10 Holdings*

1.	Philip Morris International, Inc.	3.2%

2.	Kimberly-Clark Corp.	2.9

3.	American Electric Power Co., Inc.	2.1

4.	SunTrust Banks, Inc.	2.1

5.	Automatic Data Processing, Inc.	2.0

6.	United Technologies Corp.	1.9

7.	Johnson & Johnson	1.9

8.	Altria Group, Inc.	1.8

9.	Capital One Financial Corp.	1.7

10.	General Dynamics Corp.	1.7

Total Net Assets	$1.2 billion

Total Number of Holdings*	71
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Dividend Growth Securities Fund

We eliminated our position in Royal Caribbean, but continued to hold Best Buy at the end of the period.
     The Fund engaged in derivatives transactions during the reporting period. Portfolio managers wrote call options in order to generate income from the option premiums. The options generated a positive return, but they were not a significant contributor to Fund performance.
     Since taking over the Fund, we added new holdings, such as General Mills and Coca-Cola, increasing our overweight exposure to the consumer staples sector. The Fund benefited from these moves as these companies delivered positive returns. Other strong contributors during the reporting period included holdings such as Lubrizol and Philip Morris. We continued to hold our Lubrizol and Philip Morris positions at the end of the period.
     We also increased our exposure to the financials and industrials sectors during the reporting period, while trimming exposure to the energy, health care and IT sectors. At the end of the period, our largest sector overweights relative to the S&P 500 index were in consumer staples, consumer discretionary and financials. Our largest underweights were in IT, health care, and energy.
     The past several months have indeed been challenging for the markets. Although there have been signs of a slowdown in growth, we believe this is a normal part of the economic cycle as we transition out of the recovery phase. There are a number of positives which make us more optimistic about the markets. Corporate operating leverage is strong and profitability remained high given the dramatic cost reductions taken during the market downturn. Balance sheets are flush with cash, which can be used to benefit shareholders through dividends and/or share repurchases. Dividend-paying stocks are also attractive relative to bonds as equity yields remained higher. The removal of many regulatory-related uncertainties also bodes well for equity valuations.
     We believe one of our competitive advantages is a disciplined approach to evaluating stocks from a total return perspective; focusing not only on their capital appreciation potential, but also on their current dividend income and capital preservation. This approach helps create a well-diversified Fund that can serve as a cornerstone allocation within an overall portfolio.
     As always, we thank you for your continued investment in Invesco Dividend Growth Securities Fund.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Meggan Walsh
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Dividend Growth Securities Fund. Ms. Walsh began her investment career in 1987 and joined Invesco in 1991. She earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University Maryland.
Jonathan Harrington
Chartered Financial Analyst, portfolio manager, is manager of Invesco Dividend Growth Securities Fund. Mr. Harrington joined Invesco in 2001 in its corporate associate rotation program. He earned a B.A. in history and philosophy from Dartmouth College and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

5	Invesco Dividend Growth Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 3/30/81, Index data from 3/31/81

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Dividend Growth Securities Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)		0.76%

10	Years	-0.70

5	Years	-3.82

1	Year	-4.76

Class B Shares

Inception (3/30/81)		9.14%

10	Years	-0.34

5	Years	-2.85

1	Year	-4.13

Class C Shares

Inception (7/28/97)		0.45%

10	Years	-0.87

5	Years	-3.44

1	Year	-0.93

Class Y Shares

Inception (7/28/97)		1.44%

10	Years	0.11

5	Years	-2.47

1	Year	1.03
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Dividend Growth Securities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Dividend Growth Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 0.95%, 0.94%, 1.70% and 0.70%, respectively.1 The

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (7/28/97)		0.72%

10	Years	-0.26

5	Years	-3.51

1	Year	5.74

Class B Shares

Inception (3/30/81)		9.18%

10	Years	0.08

5	Years	-2.53

1	Year	6.89

Class C Shares

Inception (7/28/97)		0.41%

10	Years	-0.44

5	Years	-3.14

1	Year	10.10

Class Y Shares

Inception (7/28/97)		1.41%

10	Years	0.56

5	Years	-2.15

1	Year	12.24
total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 0.98%, 0.97%, 1.73% and 0.73%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Dividend Growth Securities Fund

Invesco Dividend Growth Securities Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed income securities, including credit risk and interest rate risk, and common stocks.

■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	DIVAX
Class B Shares	DIVBX
Class C Shares	DIVCX
Class Y Shares	DIVDX

8	Invesco Dividend Growth Securities Fund

Schedule of Investments(a)

August 31, 2010

	Shares	Value

Common Stocks–95.0%
Aerospace & Defense–4.8%
General Dynamics Corp.	359,482	$20,084,259

Raytheon Co.	294,456	12,932,508

United Technologies Corp.	343,404	22,393,375

		55,410,142

Apparel Retail–1.2%
Ross Stores, Inc.	273,906	13,593,955

Apparel, Accessories & Luxury Goods–1.2%
VF Corp.	193,116	13,637,852

Asset Management & Custody Banks–2.5%
Federated Investors, Inc.–Class B(b)	747,771	15,591,025

State Street Corp.	395,506	13,874,351

		29,465,376

Auto Parts & Equipment–1.4%
Johnson Controls, Inc.	598,120	15,868,124

Brewers–1.7%
Heineken N.V. (Netherlands)(b)	438,016	19,565,480

Building Products–1.5%
Masco Corp.	1,659,516	17,408,323

Casinos & Gaming–1.3%
International Game Technology	1,065,020	15,549,292

Communications Equipment–1.4%
Corning, Inc.	1,039,790	16,303,907

Computer & Electronics Retail–1.3%
Best Buy Co., Inc.	494,961	15,536,826

Computer Hardware–1.3%
International Business Machines Corp.	120,406	14,837,631

Construction & Farm Machinery & Heavy Trucks–1.3%
Caterpillar, Inc.	225,173	14,672,273

Consumer Finance–3.3%
American Express Co.	446,294	17,793,742

Capital One Financial Corp.	531,011	20,104,076

		37,897,818

Data Processing & Outsourced Services–2.0%
Automatic Data Processing, Inc.	607,510	23,455,961

Distributors–0.7%
Genuine Parts Co.	194,098	8,138,529

Diversified Banks–1.0%
Societe Generale (France)	240,258	12,149,993

Diversified Chemicals–1.5%
EI Du Pont de Nemours & Co.	440,770	17,970,193

Drug Retail–0.7%
Walgreen Co.	318,827	8,570,070

Electric Utilities–3.3%
American Electric Power Co., Inc.	693,860	24,569,583

Entergy Corp.	176,767	13,936,310

		38,505,893

Electrical Components & Equipment–1.5%
Emerson Electric Co.	381,859	17,813,722

Food Distributors–1.7%
Sysco Corp.	723,886	19,899,626

Gas Utilities–0.5%
Southern Union Co.	263,143	5,920,718

General Merchandise Stores–1.7%
Target Corp.	389,416	19,922,523

Health Care Equipment–1.4%
Stryker Corp.	370,610	16,006,646

Hotels, Resorts & Cruise Lines–0.7%
Marriott International, Inc.–Class A	256,928	8,224,265

Household Appliances–2.3%
Snap-On, Inc.	365,515	15,070,184

Whirlpool Corp.	151,796	11,257,191

		26,327,375

Household Products–3.9%
Kimberly-Clark Corp.	520,122	33,495,857

Procter & Gamble Co. (The)	198,042	11,817,166

		45,313,023

Industrial Machinery–1.4%
Pentair, Inc.	552,444	16,628,564

Insurance Brokers–1.4%
Marsh & McLennan Cos., Inc.	706,582	16,760,125

Integrated Oil & Gas–4.8%
Chevron Corp.	195,559	14,502,655

Eni SpA (Italy)	697,579	13,786,651

Exxon Mobil Corp.	311,043	18,401,304

Total SA (France)	196,691	9,158,841

		55,849,451

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Dividend Growth Securities Fund

	Shares	Value

Integrated Telecommunication Services–1.4%
AT&T, Inc.	610,916	$16,513,059

Investment Banking & Brokerage–0.7%
Charles Schwab Corp. (The)	679,826	8,674,580

Leisure Products–0.8%
Mattel, Inc.	439,875	9,232,976

Life & Health Insurance–2.3%
Lincoln National Corp.	397,590	9,287,702

MetLife, Inc.	451,403	16,972,753

		26,260,455

Motorcycle Manufacturers–0.5%
Harley-Davidson, Inc.	249,802	6,075,185

Movies & Entertainment–1.3%
Time Warner, Inc.	491,228	14,727,015

Multi-Utilities–1.5%
DTE Energy Co.	383,020	17,944,487

Office Services & Supplies–1.1%
Pitney Bowes, Inc.	634,550	12,208,742

Oil & Gas Equipment & Services–1.2%
Baker Hughes, Inc.	355,542	13,361,268

Other Diversified Financial Services–1.0%
JPMorgan Chase & Co.	304,858	11,084,637

Packaged Foods & Meats–4.4%
Campbell Soup Co.	351,946	13,113,508

General Mills, Inc.	410,595	14,847,115

Kraft Foods, Inc.–Class A	633,845	18,983,658

Mead Johnson Nutrition Co.	89,182	4,654,409

		51,598,690

Paper Products–1.6%
International Paper Co.	891,820	18,246,637

Pharmaceuticals–4.0%
Bristol-Myers Squibb Co.	666,839	17,391,161

Johnson & Johnson	386,694	22,049,292

Pfizer, Inc.	411,297	6,551,961

		45,992,414

Property & Casualty Insurance–1.6%
Travelers Cos., Inc. (The)	380,950	18,658,931

Regional Banks–3.4%
Fifth Third Bancorp	1,408,954	15,568,942

SunTrust Banks, Inc.	1,063,958	23,928,415

		39,497,357

Restaurants–1.4%
Brinker International, Inc.	1,021,344	16,086,168

Semiconductors–0.6%
Texas Instruments, Inc.	294,886	6,791,225

Soft Drinks–1.4%
Coca-Cola Co. (The)	301,218	16,844,111

Specialty Chemicals–1.7%
Lubrizol Corp. (The)	209,888	19,584,649

Systems Software–2.1%
Microsoft Corp.	482,035	11,318,182

Oracle Corp.	582,680	12,749,038

		24,067,220

Thrifts & Mortgage Finance–1.4%
Hudson City Bancorp, Inc.	1,378,605	15,888,423

Tobacco–4.9%
Altria Group, Inc.	913,620	20,391,998

Philip Morris International, Inc.	714,841	36,771,421

		57,163,419

Total Common Stocks (Cost $1,037,433,901)		1,103,705,324

Money Market Funds–4.4%
Liquid Assets Portfolio–Institutional Class(c)	25,551,635	25,551,635

Premier Portfolio–Institutional Class(c)	25,551,635	25,551,635

Total Money Market Funds (Cost $51,103,270)		51,103,270

TOTAL INVESTMENTS (excluding investments purchased with cash from securities on loan–99.4% (Cost $1,088,537,171)		1,154,808,594

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.1%
Liquid Assets Portfolio–Institutional Class (Cost $25,014,384)(c)(d)	25,014,384	25,014,384

TOTAL INVESTMENTS–101.5% (Cost $1,113,551,555)		1,179,822,978

OTHER ASSETS LESS LIABILITIES–(1.5)%		(17,975,428)

NET ASSETS–100.0%		$1,161,847,550

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2010.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Dividend Growth Securities Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $1,037,433,901)*	$1,103,705,324

Investments in affiliated money market funds, at value and cost	76,117,654

Total investments, at value (Cost $1,113,551,555)	1,179,822,978

Receivable for:
Investments sold	57,970,618

Dividends	3,140,991

Fund shares sold	31,844

Fund expenses absorbed	573,091

Other Assets	50,700

Total assets	1,241,590,222

Liabilities:
Payable for:
Investments purchased	51,465,643

Fund shares reacquired	2,736,853

Collateral upon return of securities loaned	25,014,384

Accrued fees to affiliates	333,881

Accrued other operating expenses	125,493

Trustee deferred compensation and retirement plans	66,418

Total liabilities	79,742,672

Net assets applicable to shares outstanding	$1,161,847,550

Net assets consist of:
Capital stock	$968,076,147

Undistributed net investment income	4,227,004

Undistributed net realized gain	123,273,320

Unrealized appreciation	66,271,079

$1,161,847,550

Net Assets:
Class A	$35,314,722

Class B	$1,091,985,638

Class C	$19,445,375

Class Y	$15,101,815

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	2,791,535

Class B	85,676,820

Class C	1,542,676

Class Y	1,191,897

Class A:
Net asset value per share	$12.65

Maximum offering price per share,
(net asset value of $12.65 divided by 94.50%)	$13.39

Class B:
Net asset value and offering price per share	$12.75

Class C:
Net asset value and offering price per share	$12.60

Class Y:
Net asset value and offering price per share	$12.67

*	At August 31, 2010, securities with an aggregate value of $24,045,635 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Dividend Growth Securities Fund

Statement of Operations

For the period March 1, 2010 through August 31, 2010 and the year ended February 28, 2010

	Six months ended	For the year ended
	August 31, 2010	February 28, 2010

Investment Income:
Dividends (net of $21,029 and $32,019 foreign withholding tax, respectively)	$14,518,800	$30,018,596

Dividends from affiliated money market funds (includes securities lending income of $1,385)	28,369	16,012

Total investment income	14,547,169	30,034,608

Expenses
Advisory fees	2,910,337	5,868,611

Administrative services fees	361,616	1,074,656

Custodian fees	20,861	51,131

Distribution fees:
Class A	180,908	102,468

Class B	1,400,451	3,092,921

Class C	110,885	228,265

Transfer agent fees	911,723	2,342,741

Directors’ and officers’ fees and benefits	15,488	50,778

Other	22,850	793,249

Total expenses	5,935,119	13,604,820

Less: Fees waived	(16,227)	(73,197)

Net expenses	5,918,892	13,531,623

Net investment income	8,628,277	16,502,985

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities*	131,398,410	113,454,956

Options written	226,425	1,377,320

Foreign currencies	(192,805)	—

	131,432,030	114,832,276

Change in net unrealized appreciation (depreciation) of:
Investment securities	(205,762,914)	390,434,231

Options written	(95,837)	95,837

Foreign currencies	(344)	—

	(205,859,095)	390,530,068

Net realized and unrealized gain (loss)	(74,427,065)	505,362,344

Net increase (decrease) in net assets resulting from operations	$(65,798,788)	$521,865,329

*	Includes net gains from securities sold to affiliates of $29,367,310 for the six months ended August 31, 2010.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Dividend Growth Securities Fund

Statements of Changes in Net Assets

For the period March 1, 2010 through August 31, 2010 and the years ended February 28, 2010 and 2009, respectively

	Six months ended	For the year ended	For the year ended
	August 31, 2010	February 28, 2010	February 28, 2009

Operations:
Net investment income	$8,628,277	$16,502,985	$29,796,769

Net realized gain (loss)	131,432,030	114,832,276	(65,082,253)

Change in net unrealized appreciation (depreciation)	(205,859,095)	390,530,068	(914,678,355)

Net increase (decrease) in net assets resulting from operations	(65,798,788)	521,865,329	(949,963,839)

Distributions to shareholders from net investment income:
Class A shares	(240,567)	(652,947)	(762,753)

Class B shares	(7,447,974)	(20,107,994)	(28,675,669)

Class C shares	(49,742)	(196,960)	(255,760)

Class Y shares	(119,698)	(307,798)	(1,228,001)

Total distributions to shareholders from net investment income	(7,857,981)	(21,265,699)	(30,922,183)

Distributions to shareholders from net realized gains:
Class A shares	(502,982)	—	(2,206,572)

Class B shares	(15,558,772)	—	(83,432,405)

Class C shares	(279,283)	—	(1,566,716)

Class Y shares	(208,816)	—	(4,098,059)

Total distributions to shareholders from net realized gains	(16,549,853)	—	(91,303,752)

Net increase (decrease) from capital stock transactions	(120,853,500)	(221,613,254)	(355,627,490)

Net increase (decrease) in net assets	(211,060,122)	278,986,376	(1,427,817,264)

Net Assets:
Beginning of year	1,372,907,672	1,093,921,296	2,521,738,560

End of year (Includes undistributed net investment income of $4,227,004, $3,606,211 and $8,369,449, respectively)	$1,161,847,550	$1,372,907,672	$1,093,921,296

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Dividend Growth Securities Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust, formerly AIM Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On August 31, 2010, the Fund’s fiscal year-end changed from February 28 to August 31.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Dividend Growth Securities, Inc. (the “Acquired Fund”), as a diversified, open-end management investment company. The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

13        Invesco Dividend Growth Securities Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be

14        Invesco Dividend Growth Securities Fund

evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

15        Invesco Dividend Growth Securities Fund

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.545%

Next $750 million	0.42%

Next $1 billion	0.395%

Next $1 billion	0.37%

Next $1 billion	0.345%

Next $1 billion	0.32%

Next $1 billion	0.295%

Next $2 billion	0.27%

Next $2 billion	0.245%

Next $5 billion	0.22%

Over $15 billion	0.195%

  Prior to the Reorganization, the Acquired Fund paid at advisory fee of $1,535,396 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the date of Reorganization, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.95%, 1.70%, 1.70% and 0.70%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the period March 1, 2010 to August 31, 2010, the Adviser and MSIA waived advisory fees of $13,767 and $2,338, respectively. For the year ended February 28, 2010, MSIA waived advisory fees of $11,128.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $282,251 to Morgan Stanley Services Company, Inc. For the period March 1, 2010 to August 31, 2010 and the year ended February 28, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, the Trust has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of

16        Invesco Dividend Growth Securities Fund

providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $537,167 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the period March 1, 2010 to August 31, 2010 and the year ended February 28, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. For the year ended August 31, 2010, the distribution fee was accrued for Class B shares at an annual rate of 0.24%.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. MSDI had agreed to waive the 12b-1 fee on Class B shares to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. Pursuant to such agreements, for the period March 1, 2010 through May 31, 2010 the Acquired Fund paid $890,959 to MSDI.
  For the period March 1, 2010 to August 31, 2010 and the year ended February 28, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees. For the year ended February 28, 2010, MSDI waived Class B distribution fees of $62,069.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $284 in front-end sales commissions from the sale of Class A shares and $32,384, $36,975 and $258 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period March 1 to May 31, 2010, MSDI retained $7,039 in front-end sales commissions from the sale of Class A shares and $4,069, $27,674 and $333 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the year ended February 28, 2010, MSDI retained $7,680 in front-end sales commissions from the sale of Class A shares and $9,169, $140,331 and $1,879 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period March 1, 2010 to August 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,125,162,013	$54,660,965	$—	$1,179,822,978

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

17        Invesco Dividend Growth Securities Fund

Effect of Derivative Instruments for the six months ended August 31, 2010 and the year ended February 28, 2010, respectively.

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Six months ended	For the year ended
	August 31, 2010	February 28, 2010
	Options	Options

Realized Gain
Equity risk	$226,425	$1,377,320

Change in Unrealized Appreciation (Depreciation)
Equity risk	(95,837)	95,837

Total	$130,588	$1,473,157

Transactions in options for the six months ended August 31, 2010, were as follows:

	Number of
	Contracts	Premium

Options written, outstanding at beginning of period	1,365	$192,527

Options written	1,160	360,157

Options expired	(1,160)	(242,399)

Options closed	(1,365)	(310,285)

Options written, outstanding at end of period	—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period ended August 31, 2010, the Fund engaged in securities purchases of $12,469,821 and securities sales of $65,167,106, which resulted in net realized gains of $29,367,310.

NOTE 6—Expense Offset Arrangement

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period ended August 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $122.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        Invesco Dividend Growth Securities Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period Ended August 31, 2010 and years ended February 28, 2010 and 2009:

	August 31, 2010	February 28, 2010	February 28, 2009

Ordinary income	$7,857,981	$21,265,699	$30,922,183

Long-term capital gain	16,549,853	—	91,303,752

Total distributions	$24,407,834	$21,265,699	$122,225,935

Tax Components of Net Assets at Period-End:

August 31, 2010

Undistributed ordinary income	$8,128,902

Undistributed long-term gain	119,452,997

Net unrealized appreciation — investments	66,256,266

Net unrealized appreciation (depreciation) — other investments	(344)

Temporary book/tax differences	(66,418)

Shares of beneficial interest	968,076,147

Total net assets	$1,161,847,550

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $4,815,939 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward at period-end.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended August 31, 2010 was $749,655,961 and $932,373,152, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$120,627,108

Aggregate unrealized (depreciation) of investment securities	(54,370,842)

Net unrealized appreciation of investment securities	$66,256,266

Cost of investments for tax purposes is $1,113,566,712.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2010, undistributed net investment income was decreased by $149,503, undistributed net realized gain was increased by $149,493 and shares of beneficial interest increased by $10. This reclassification had no effect on the net assets of the Fund.

19        Invesco Dividend Growth Securities Fund

NOTE 12—Share Information

	Summary of Share Activity

	Six months ended		For the years ended February 28,
	August 31, 2010(a)		2010		2009
	Shares	Amount	Shares	Amount	Shares	Amount

Class A Shares
Sold	65,780,971	$859,627,511	136,093	$1,677,854	914,162	$10,782,218

Reinvestment of dividends and distributions	52,264	709,513	55,201	636,422	180,847	2,874,607

Redeemed	(66,093,179)	(856,677,656)	(707,016)	(8,747,373)	(1,036,670)	(14,999,359)

Net increase (decrease) — Class A	(259,944)	3,659,368	(515,722)	(6,433,097)	58,339	(1,342,534)

Class B Shares
Sold	64,207,654	837,627,834	419,998	5,119,934	662,272	9,264,799

Reinvestment of dividends and distributions	1,625,653	22,245,980	1,696,800	19,707,658	6,881,569	110,634,758

Redeemed	(73,989,998)	(981,974,862)	(19,013,548)	(232,509,233)	(27,921,198)	(402,642,135)

Net increase (decrease) — Class B	(8,156,691)	(122,101,048)	(16,896,750)	(207,681,641)	(20,377,357)	(282,742,578)

Class C Shares
Sold	31,099	436,565	79,592	996,499	81,528	1,107,333

Reinvestment of dividends and distributions	23,677	318,283	17,061	190,978	112,310	1,801,238

Redeemed	(194,501)	(2,666,517)	(467,509)	(5,693,843)	(650,622)	(9,479,034)

Net increase (decrease) — Class C	(139,725)	(1,911,669)	(370,856)	(4,506,366)	(456,784)	(6,570,463)

Class Y Shares
Sold	14,853	200,938	35,249	414,675	189,525	3,093,230

Reinvestment of dividends and distributions	23,449	319,096	26,153	303,025	323,910	5,310,205

Redeemed	(73,311)	(1,020,185)	(301,983)	(3,709,850)	(5,462,806)	(73,375,350)

Net increase (decrease) — Class Y	(35,009)	(500,151)	(240,581)	(2,992,150)	(4,949,371)	(64,971,915)

Net increase in (decrease) in share activity	(8,591,369)	$(120,853,500)	(18,023,909)	$(221,613,254)	(25,725,173)	$(355,627,490)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 78% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

  Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

20        Invesco Dividend Growth Securities Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Six months
	ended
	August 31,		For the year ended February 28,
	2010		2010		2009		2008(a)		2007	2006

Selected per share data:
Net asset value, beginning of period	$13.65		$9.22		$17.45		$20.78		$33.51	$37.21

Income (loss) from investment operations:
Net investment income(b)	0.09		0.15		0.23		0.14		0.29	0.39

Net realized and unrealized gain (loss)	(0.83)		4.47		(7.55)		(0.80)		2.07	1.69

Total income (loss) from investment operations	(0.74)		4.62		(7.32)		(0.66)		2.36	2.08

Less dividends and distributions from:
Net investment income	(0.08)		(0.19)		(0.23)		(0.25)		(0.34)	(0.47)

Net realized gain	(0.18)		—		(0.68)		(2.42)		(14.75)	(5.31)

Total dividends and distributions	(0.26)		(0.19)		(0.91)		(2.67)		(15.09)	(5.78)

Net asset value, end of period	$12.65		$13.65		$9.22		$17.45		$20.78	$33.51

Total Return(c)	(5.57)%		50.54%		(44.10)%		(4.42)%		8.55%	5.94%

Net assets, end of period, in millions(d)	$35,315		$42		$33		$61		$2,502	$3,412

Ratios to Average Net Assets:
Total expenses	0.89	%(e)(f)	1.01	%(f)	0.95	%(f)	0.88	%(f)	0.88%	0.85%

Net investment income	1.30	%(e)(f)	1.23	%(f)	1.52	%(f)	1.00	%(f)	1.04%	1.05%

Rebate from affiliates	—		0.00	%(g)	0.00	%(g)	0.00	%(g)	—	—

Supplemental Data:
Portfolio turnover(h)	59%		42%		67%		34%		105%	44%

(a)	For the year ended February 29.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Net assets, end of period, for the six months ended August 31, 2010 is stated in thousands.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $143,546.
(f)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(g)	Amount is less than 0.005%.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

21        Invesco Dividend Growth Securities Fund

NOTE 13—Financial Highlights—(continued)

	Class B Shares
	Six months
	ended
	August 31,		For the year ended February 28,
	2010		2010		2009		2008(a)		2007	2006

Selected per share data:
Net asset value, beginning of period	$13.76		$9.29		$17.58		$20.92		$33.65	$37.34

Income (loss) from investment operations:
Net investment income(b)	0.09		0.15		0.23		0.22		0.33	0.39

Net realized and unrealized gain (loss)	(0.84)		4.52		(7.60)		(0.87)		2.08	1.72

Total income (loss) from investment operations	(0.75)		4.67		(7.37)		(0.65)		2.41	2.11

Less dividends and distributions from:
Net investment income	(0.08)		(0.20)		(0.24)		(0.27)		(0.39)	(0.49)

Net realized gain	(0.18)		—		(0.68)		(2.42)		(14.75)	(5.31)

Total dividends and distributions	(0.26)		(0.20)		(0.92)		(2.69)		(15.14)	(5.80)

Net asset value, end of period	$12.75		$13.76		$9.29		$17.58		$20.92	$33.65

Total Return(c)	(5.59)%		50.71%		(44.12)%		(4.39)%		8.66%	6.03%

Net assets, end of period, in millions(d)	$1,091,986		$1,291		$1,029		$2,305		$848	$1,320

Ratios to average net assets:
Total expenses	0.88	%(e)(f)	1.00	%(f)	0.94	%(f)	0.86	%(f)	0.75%	0.75%

Net investment income	1.31	%(e)(f)	1.24	%(f)	1.53	%(f)	1.02	%(f)	1.17%	1.15%

Rebate from affiliates	—		0.00	%(g)	0.00	%(g)	0.00	%(g)	—	—

Supplemental data:
Portfolio turnover(h)	59%		42%		67%		34%		105%	44%

(a)	For the year ended February 29.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Net assets, end of period, for the six months ended August 31, 2010 is stated in thousands.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,137,011.
(f)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(g)	Amount is less than 0.005%.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

22        Invesco Dividend Growth Securities Fund

NOTE 13—Financial Highlights—(continued)

	Class C Shares
	Six months
	ended
	August 31,		For the year ended February 28,
	2010		2010		2009		2008(a)		2007	2006

Selected per share data:
Net asset value, beginning of period	$13.61		$9.18		$17.38		$20.71		$33.42	$37.11

Income (loss) from investment operations:
Net investment income(b)	0.04		0.06		0.11		0.05		0.08	0.11

Net realized and unrealized gain (loss)	(0.84)		4.47		(7.52)		(0.87)		2.06	1.71

Total income (loss) from investment operations	(0.80)		4.53		(7.41)		(0.82)		2.14	1.82

Less dividends and distributions from:
Net investment income	(0.03)		(0.10)		(0.11)		(0.09)		(0.10)	(0.20)

Net realized gain	(0.18)		—		(0.68)		(2.42)		(14.75)	(5.31)

Total dividends and distributions	(0.21)		(0.10)		(0.79)		(2.51)		(14.85)	(5.51)

Net asset value, end of period	$12.60		$13.61		$9.18		$17.38		$20.71	$33.42

Total Return(c)	(6.00)%		49.62%		(44.56)%		(5.17)%		7.74%	5.21%

Net assets, end of period, in millions(d)	$19,445		$23		$19		$44		$60	$80

Ratios to average net assets:
Total expenses	1.64	%(e)(f)	1.76	%(f)	1.70	%(f)	1.63	%(f)	1.64%	1.59%

Net investment income	0.55	%(e)(f)	0.48	%(f)	0.77	%(f)	0.25	%(f)	0.28%	0.31%

Rebate from affiliates	—		0.00	%(g)	0.00	%(g)	0.00	%(g)	—	—

Supplemental data:
Portfolio turnover(h)	59%		42%		67%		34%		105%	44%

(a)	For the year ended February 29.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Net assets, end of period, for the six months ended August 31, 2010 is stated in thousands.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $21,996.
(f)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(g)	Amount is less than 0.005%.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

23        Invesco Dividend Growth Securities Fund

NOTE 13—Financial Highlights—(continued)

	Class Y Shares
	Six months
	ended
	August 31,		For the year ended February 28,
	2010		2010		2009		2008(a)		2007	2006

Selected per share data:
Net asset value, beginning of period	$13.67		$9.23		$17.47		$20.81		$33.54	$37.23

Income (loss) from investment operations:
Net investment income(b)	0.11		0.18		0.25		0.26		0.38	0.46

Net realized and unrealized gain (loss)	(0.84)		4.48		(7.54)		(0.87)		2.06	1.71

Total income (loss) from investment operations	(0.73)		4.66		(7.29)		(0.61)		2.44	2.17

Less dividends and distributions from:
Net investment income	(0.09)		(0.22)		(0.27)		(0.31)		(0.42)	(0.55)

Net realized gain	(0.18)		—		(0.68)		(2.42)		(14.75)	(5.31)

Total dividends and distributions	(0.27)		(0.22)		(0.95)		(2.73)		(15.17)	(5.86)

Net asset value, end of period	$12.67		$13.67		$9.23		$17.47		$20.81	$33.54

Total Return(c)	(5.44)%		50.97%		(43.96)%		(4.19)%		8.84%	6.22%

Net assets, end of period, in millions(d)	$15,102		$17		$14		$112		$247	$511

Ratios to average net assets:
Total expenses	0.64	%(e)(f)	0.76	%(f)	0.70	%(f)	0.63	%(f)	0.64%	0.60%

Net investment income	1.55	%(e)(f)	1.48	%(f)	1.77	%(f)	1.25	%(f)	1.28%	1.30%

Rebate from affiliates	—		0.00	%(g)	0.00	%(g)	0.00	%(g)	—	—

Supplemental data:
Portfolio turnover(h)	59%		42%		67%		34%		105%	44%

(a)	For the year ended February 29.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Net assets, end of period, for the six months ended August 31, 2010 is stated in thousands.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $16,617.
(f)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(g)	Amount is less than 0.005%.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

NOTE 14—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

24        Invesco Dividend Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Dividend Growth Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Dividend Growth Securities Fund (formerly known as Morgan Stanley Dividend Growth Securities Inc.; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, the statement of changes in net assets and the financial highlights of the Fund for the periods ended February 28, 2010 and prior were audited by other independent auditors whose report dated April 26, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

25        Invesco Dividend Growth Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$944.30	$4.36	$1,020.72	$4.53	0.89%

B	1,000.00	943.40	4.31	1,020.77	4.48	0.88

C	1,000.00	940.70	8.02	1,016.94	8.34	1.64

Y	1,000.00	945.60	3.14	1,021.98	3.26	0.64

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26        Invesco Dividend Growth Securities Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Dividend Growth Securities Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed the information provided differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
  The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

27        Invesco Dividend Growth Securities Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

28        Invesco Dividend Growth Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period ended August 31, 2010:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$16,549,853
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29        Invesco Dividend Growth Securities Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Dividend Growth Securities was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	48,491,206	3,510,769	4,490,314	0

30        Invesco Dividend Growth Securities Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.
Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-DGS-AR-1	Invesco Distributors, Inc.

Invesco Equally-Weighted S&P 500 Fund
Annual Report to Shareholders   August   31, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
19	Financial Statements
21	Notes to Financial Statements
28	Financial Highlights
33	Auditor’s Report
34	Fund Expenses
35	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
2	Invesco Equally-Weighted S&P 500 Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Equally-Weighted S&P 500 Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley Equally-Weighted S&P 500 Index Fund was renamed Invesco Equally-Weighted S&P 500 Fund. A listing of your Fund’s managers appears later in this report.
     For the reporting period ended August 31, 2010, Class A shares of Invesco Equally-Weighted S&P 500 Fund at net asset value outperformed the S&P 500 Equal Weight Index and the Lipper Multi-Cap Core Funds Index. The Fund seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 6/30/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.23%

Class B Shares	2.12

Class C Shares	2.10

Class R Shares	2.24

Class Y Shares	2.29

S&P 500 Equal Weight Index▼ (Broad Market /Style-Specific Index)	2.18

Lipper Multi-Cap Core Funds Index■ (Peer Group Index)	1.72

▼	Invesco, Bloomberg L.P.; ■ Lipper Inc.

How we invest
The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 50 percent of the S&P 500’s value; however, these same 50 companies represent roughly 10 percent of the Fund’s value. The Fund may invest in foreign securities represented in the
S&P 500, including depositary receipts. Sale of a security in the Fund is a function of the Standard & Poor’s either adding or deleting a security from the S&P 500 Index. Securities that are added or deleted are driven by the index, not a stock selection model.

Market conditions and your Fund
The S&P 500 Index rebounded sharply in July 2010, followed by a decline in August. Despite a welcome rebound in the stock market in July, the more recent trend has been decidedly negative. Investors’ concerns about the pace of economic recovery continued, and many worried about a double-dip recession. Disappointing employment figures were a considerable overhang on the market during the month of August. Signs of economic slowdowns in China and Japan were also cause for concern, since U.S. exporters have largely been seen as leading the recovery. In response to these troublesome signs, there was a flight to quality. Treasuries, gold and the U.S. dollar (except versus the yen) all rallied.
     The Fund stayed true to its process by maintaining the same proportion to all constituents of the S&P 500 Index. On an absolute basis, all sectors in the Fund except for health care posted positive returns for the reporting period. Sectors that contributed most to overall Fund performance were the utilities, materials, information technology, consumer discretionary and consumer staples sectors. The health care sector was a detractor from the Fund’s overall positive performance.
     Within the consumer discretionary sector, Priceline.com was a top contributor. Priceline.com is an online travel company, which offers a range of travel services, including hotel rooms, car rentals, airline tickets, vacation packages, cruises and destination services. Internationally, the company offers customers hotel room reservations in over 90 countries and in 32 languages. In the United States, Priceline. com offers customers the ability to purchase travel services in a price-disclosed manner or the opportunity to use the “Name Your Own Price” service, which allows customers to make offers for travel services at discounted prices.
     Also contributing to the Fund’s positive performance was information technology and software and programming company, McAfee. McAfee is a security technology company. It engages in developing, marketing, distributing and supporting computer security solutions

Portfolio Composition
By sector

Financials	15.6%

Consumer Discretionary	15.4

Information Technology	14.6

Industrials	11.1

Health Care	9.9

Consumer Staples	8.4

Energy	7.4

Utilities	7.3

Materials	6.5

Telecommunication Services	2.0

Money Market Funds Plus Other Assets Less Liabilities	1.8

Top 10 Equity Holdings*

1. Priceline.com, Inc.	0.3%

2. CF Industries Holdings, Inc.	0.3

3. McAfee, Inc.	0.3

4. Genzyme Corp.	0.3

5. Citrix Systems, Inc.	0.3

6. Salesforce.com, Inc.	0.2

7. Intuit, Inc.	0.2

8. Archer-Daniels-Midland Co.	0.2

9. CMS Energy Corp.	0.2

10. FMC Technologies, Inc.	0.2

Total Net Assets	$878.8 million

Total Number of Holdings*	500
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Equally-Weighted S&P 500 Fund

for enterprises, governments, small- and medium-sized businesses and consumers either directly or through a network of distribution partners. On August 19, 2010, Intel agreed to buy McAfee. Intel’s acquisition of McAfee is subject to regulatory and McAfee shareholder approval. The boards of both companies have already agreed to the deal.
     Detracting from Fund performance were holdings in health care sector companies, Intuitive Surgical and Medco Health Solutions. Medco Health Solutions provides clinically driven pharmacy services designed to improve the quality of care and lower total health care costs for private and public employers, health plans, labor unions and government agencies of all sizes, and for individuals served by Medicare Part D Prescription Drug Plans.
     As part of implementing the Fund’s strategy, the Fund may use derivatives, such as futures contracts to better manage our market exposure. The use of derivatives during the reporting period was successful.
     While the global economy appeared more stable entering 2010 than it did the prior year, forecasting the future direction of the economy remained highly challenging. The bursting of the U.S. housing bubble, rising unemployment and rising taxation seemed likely to impede future economic growth, while massive fiscal and monetary stimulus seemed likely to promote economic growth.
     During the fiscal year, we were cautiously optimistic about the prospects for equities. In a world of moderate but positive economic growth, low inflation and prolonged government liquidity support, we believed equities could achieve gains. Further, valuations remained reasonable by historic standards, especially after the pullback during the second quarter of 2010.
     We welcome new investors who joined the Fund during the reporting period and thank all of our shareholders for your investment in Invesco Equally-Weighted S&P 500 Index Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Anthony Munchak
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Munchak earned a B.S. and M.S. in finance from Boston College and an M.B.A. from Bentley College.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 1995. Mr. Murphy earned a B.B.A. from the University of Massachusetts and an M.S. in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 1987. Mr. Orlando earned a B.A. in business administration from Merrimack College and an M.B.A. from Boston University.
Daniel Tsai
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Tsai earned a B.S. in mechanical engineering from National Taiwan University and an M.S. in mechanical engineering from the University of Michigan. He also earned an M.S. in computer science from Wayne State University.
Anne Unflat
Portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. She joined Invesco in 1988. Ms. Unflat graduated magna cum laude from Queens College with a B.A. in economics. She earned an M.B.A. in finance from St. John’s University.

5	Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 11/30/87, Fund data from 12/1/87

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000 , and so on.

6	Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)	4.95%

10 Years	3.18

5 Years	-0.76

1 Year	3.85

Class B Shares

Inception (12/1/87)	9.85%

10 Years	3.13

5 Years	-0.65

1 Year	4.04

Class C Shares

Inception (7/28/97)	4.63%

10 Years	3.00

5 Years	-0.36

1 Year	8.07

Class R Shares

Inception (3/31/08)	-3.15%

1 Year	9.60

Class Y Shares

Inception (7/28/97)	5.65%

10 Years	4.01

5 Years	0.61

1 Year	10.14
Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (7/28/97)	4.83%

10 Years	3.67

5 Years	-0.45

1 Year	17.13

Class B Shares

Inception (12/1/87)	9.82%

10 Years	3.63

5 Years	-0.34

1 Year	17.94

Class C Shares

Inception (7/28/97)	4.52%

10 Years	3.49

5 Years	-0.05

1 Year	21.99

Class R Shares

Inception (3/31/08)	-4.33%

1 Year	23.58

Class Y Shares

Inception (7/28/97)	5.54%

10 Years	4.51

5 Years	0.93

1 Year	24.19
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 0.71%, 1.46%, 1.46%, 0.96% and 0.46%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R and Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the fund to the risks associated with both fixed income securities, including credit risk and interest rate risk, and common stocks.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

About indexes used in this report
■	The S&P 500 Equal Weight Index is the equally weighted version of the S&P 500® Index.

■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	VADAX
Class B Shares	VADBX
Class C Shares	VADCX
Class R Shares	VADRX
Class Y Shares	VADDX

8	Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

August 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.2%
Advertising–0.4%
Interpublic Group of Cos., Inc.(b)	223,047	$1,902,591

Omnicom Group, Inc.	48,745	1,706,562

		3,609,153

Aerospace & Defense–2.3%
Boeing Co. (The)	27,306	1,669,216

General Dynamics Corp.	27,738	1,549,722

Goodrich Corp.	26,074	1,785,547

Honeywell International, Inc.	43,237	1,690,134

ITT Corp.	38,238	1,625,115

L-3 Communications Holdings, Inc.	22,738	1,514,351

Lockheed Martin Corp.	22,998	1,598,821

Northrop Grumman Corp.	29,892	1,617,755

Precision Castparts Corp.	16,170	1,830,121

Raytheon Co.	34,849	1,530,568

Rockwell Collins, Inc.	31,683	1,708,664

United Technologies Corp.	26,824	1,749,193

		19,869,207

Agricultural Products–0.2%
Archer-Daniels-Midland Co.	68,250	2,100,735

Air Freight & Logistics–0.9%
C.H. Robinson Worldwide, Inc.	31,420	2,041,986

Expeditors International of Washington, Inc.	48,051	1,902,339

FedEx Corp.	23,579	1,840,341

United Parcel Service, Inc. (Class B)	29,691	1,894,286

		7,678,952

Airlines–0.2%
Southwest Airlines Co.	151,366	1,672,594

Aluminum–0.2%
Alcoa, Inc.	167,035	1,705,427

Apparel Retail–1.1%
Abercrombie & Fitch Co. (Class A)	52,526	1,817,400

Gap, Inc. (The)	87,370	1,475,679

Limited Brands, Inc.	75,253	1,775,971

Ross Stores, Inc.	32,380	1,607,019

TJX Cos., Inc.	40,376	1,602,524

Urban Outfitters, Inc.(b)	50,800	1,540,256

		9,818,849

Apparel, Accessories & Luxury Goods–0.6%
Coach, Inc.	43,047	1,542,804

Polo Ralph Lauren Corp.	23,066	1,747,019

VF Corp.	23,442	1,655,474

		4,945,297

Application Software–1.3%
Adobe Systems, Inc.(b)	55,362	1,536,849

Autodesk, Inc.(b)	63,465	1,761,154

Citrix Systems, Inc.(b)	40,262	2,332,780

Compuware Corp.(b)	214,043	1,536,829

Intuit, Inc.(b)	49,420	2,115,176

Salesforce.com, Inc.(b)	19,386	2,130,134

		11,412,922

Asset Management & Custody Banks–2.0%
Ameriprise Financial, Inc.	46,673	2,034,009

Bank of New York Mellon Corp. (The)	69,817	1,694,459

Federated Investors, Inc. (Class B)	83,781	1,746,834

Franklin Resources, Inc.	19,889	1,919,487

Invesco Ltd.	96,603	1,748,514

Janus Capital Group, Inc.	181,580	1,648,747

Legg Mason, Inc.	57,992	1,468,937

Northern Trust Corp.	36,892	1,702,197

State Street Corp.	49,885	1,749,966

T. Rowe Price Group, Inc.	37,610	1,646,566

		17,359,716

Auto Parts & Equipment–0.2%
Johnson Controls, Inc.	64,279	1,705,322

Automobile Manufacturers–0.2%
Ford Motor Co.(b)	161,932	1,828,212

Automotive Retail–0.6%
AutoNation, Inc.(b)	87,618	1,978,414

AutoZone, Inc.(b)	9,501	1,993,120

O’Reilly Automotive, Inc.(b)	37,166	1,756,837

		5,728,371

Biotechnology–1.3%
Amgen, Inc.(b)	33,618	1,715,863

Biogen Idec, Inc.(b)	37,218	2,002,328

Celgene Corp.(b)	33,526	1,727,260

Cephalon, Inc.(b)	30,995	1,754,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Biotechnology–(continued)

Genzyme Corp.(b)	35,146	$2,464,086

Gilead Sciences, Inc.(b)	51,562	1,642,765

		11,306,929

Brewers–0.2%
Molson Coors Brewing Co. (Class B)	41,655	1,814,492

Broadcasting–0.4%
CBS Corp. (Class B)	124,296	1,717,771

Discovery Communications, Inc. (Class A)(b)	47,268	1,784,367

		3,502,138

Building Products–0.2%
Masco Corp.	150,629	1,580,098

Cable & Satellite–0.8%
Comcast Corp. (Class A)	100,256	1,716,383

DirecTV (Class A)(b)	49,579	1,880,036

Scripps Networks Interactive, Inc. (Class A)	40,946	1,645,210

Time Warner Cable, Inc.	33,642	1,736,263

		6,977,892

Casinos & Gaming–0.4%
International Game Technology	101,130	1,476,498

Wynn Resorts Ltd.	21,824	1,759,233

		3,235,731

Coal & Consumable Fuels–0.6%
Consol Energy, Inc.	47,449	1,527,858

Massey Energy Co.	59,289	1,704,559

Peabody Energy Corp.	44,977	1,925,015

		5,157,432

Commercial Printing–0.2%
RR Donnelley & Sons Co.	101,964	1,544,245

Communications Equipment–1.6%
Cisco Systems, Inc.(b)	79,001	1,583,970

Corning, Inc.	101,796	1,596,161

Harris Corp.	38,270	1,610,019

JDS Uniphase Corp.(b)	159,703	1,467,671

Juniper Networks, Inc.(b)	72,774	1,979,453

Motorola, Inc.(b)	255,614	1,924,773

QUALCOMM, Inc.	51,996	1,991,967

Tellabs, Inc.	266,249	1,890,368

		14,044,382

Computer & Electronics Retail–0.5%
Best Buy Co., Inc.	49,055	1,539,836

GameStop Corp. (Class A)(b)	96,603	1,732,092

RadioShack Corp.	84,123	1,554,593

		4,826,521

Computer Hardware–0.9%
Apple, Inc.(b)	6,768	1,647,128

Dell, Inc.(b)	132,176	1,555,712

Hewlett-Packard Co.	38,676	1,488,252

International Business Machines Corp.	14,258	1,757,013

Teradata Corp.(b)	54,613	1,788,030

		8,236,135

Computer Storage & Peripherals–1.1%
EMC Corp.(b)	95,904	1,749,289

Lexmark International, Inc.(b)	48,503	1,697,120

NetApp, Inc.(b)	45,020	1,820,609

QLogic Corp.(b)	102,641	1,528,838

SanDisk Corp.(b)	37,856	1,258,333

Western Digital Corp.(b)	53,006	1,280,095

		9,334,284

Construction & Engineering–0.5%
Fluor Corp.	39,933	1,783,408

Jacobs Engineering Group, Inc.(b)	44,588	1,546,312

Quanta Services, Inc.(b)	81,213	1,456,961

		4,786,681

Construction & Farm Machinery & Heavy Trucks–0.8%
Caterpillar, Inc.	28,180	1,836,209

Cummins, Inc.	24,975	1,858,389

Deere & Co.	31,314	1,981,237

PACCAR, Inc.	42,514	1,742,649

		7,418,484

Construction Materials–0.2%
Vulcan Materials Co.	39,043	1,435,221

Consumer Electronics–0.2%
Harman International Industries, Inc.(b)	54,261	1,691,315

Consumer Finance–0.8%
American Express Co.	44,153	1,760,380

Capital One Financial Corp.	43,521	1,647,705

Discover Financial Services	132,554	1,923,359

SLM Corp.(b)	155,683	1,720,297

		7,051,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Data Processing & Outsourced Services–1.7%
Automatic Data Processing, Inc.	43,892	$1,694,670

Computer Sciences Corp.	36,725	1,462,022

Fidelity National Information Services, Inc.	67,530	1,744,975

Fiserv, Inc.(b)	37,964	1,899,339

Mastercard, Inc. (Class A)	8,661	1,717,996

Paychex, Inc.	65,504	1,630,395

Total System Services, Inc.	124,967	1,774,532

Visa, Inc. (Class A)	24,087	1,661,521

Western Union Co. (The)	114,552	1,796,175

		15,381,625

Department Stores–0.9%
JC Penney Co., Inc.	70,938	1,418,760

Kohl’s Corp.(b)	35,212	1,654,260

Macy’s, Inc.	86,475	1,681,074

Nordstrom, Inc.	48,001	1,388,189

Sears Holdings Corp.(b)	24,465	1,514,383

		7,656,666

Distillers & Vintners–0.4%
Brown-Forman Corp. (Class B)	31,204	1,912,493

Constellation Brands, Inc.(b)	113,849	1,896,725

		3,809,218

Distributors–0.2%
Genuine Parts Co.	44,523	1,866,849

Diversified Banks–0.5%
Comerica, Inc.	47,316	1,628,144

US Bancorp	78,733	1,637,646

Wells Fargo & Co.	66,111	1,556,914

		4,822,704

Diversified Chemicals–1.0%
Dow Chemical Co. (The)	68,731	1,674,974

Eastman Chemical Co.	29,610	1,822,496

EI Du Pont de Nemours & Co.	48,377	1,972,330

FMC Corp.	29,719	1,850,899

PPG Industries, Inc.	27,838	1,832,576

		9,153,275

Diversified Metals & Mining–0.4%
Freeport-McMoRan Copper & Gold, Inc.	28,159	2,026,885

Titanium Metals Corp.(b)	92,787	1,681,300

		3,708,185

Diversified Support Services–0.4%
Cintas Corp.	71,101	1,812,364

Iron Mountain, Inc.	76,242	1,546,188

		3,358,552

Drug Retail–0.4%
CVS Caremark Corp.	57,223	1,545,021

Walgreen Co.	61,673	1,657,770

		3,202,791

Education Services–0.3%
Apollo Group, Inc. (Class A)(b)	38,349	1,629,065

DeVry, Inc.	32,425	1,235,717

		2,864,782

Electric Utilities–3.0%
Allegheny Energy, Inc.	83,292	1,878,235

American Electric Power Co., Inc.	54,484	1,929,278

Duke Energy Corp.	111,523	1,917,080

Edison International	54,024	1,823,310

Entergy Corp.	23,760	1,873,238

Exelon Corp.	44,998	1,832,318

FirstEnergy Corp.	48,239	1,762,171

NextEra Energy, Inc.	35,340	1,898,818

Northeast Utilities	69,063	2,000,755

Pepco Holdings, Inc.	110,857	1,989,883

Pinnacle West Capital Corp.	49,315	1,965,203

PPL Corp.	71,210	1,934,064

Progress Energy, Inc.	46,002	1,973,946

Southern Co.	54,404	1,996,083

		26,774,382

Electrical Components & Equipment–0.6%
Emerson Electric Co.	39,092	1,823,642

First Solar, Inc.(b)	15,004	1,918,261

Rockwell Automation, Inc.	34,473	1,762,949

		5,504,852

Electronic Components–0.2%
Amphenol Corp. (Class A)	43,521	1,772,175

Electronic Equipment & Instruments–0.4%
Agilent Technologies, Inc.(b)	56,907	1,534,782

FLIR Systems, Inc.(b)	64,346	1,616,371

		3,151,153

Electronic Manufacturing Services–0.3%
Jabil Circuit, Inc.	132,933	1,362,563

Molex, Inc.	89,434	1,578,510

		2,941,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Environmental & Facilities Services–0.6%
Republic Services, Inc.	58,875	$1,732,691

Stericycle, Inc.(b)	28,357	1,857,384

Waste Management, Inc.	55,345	1,831,366

		5,421,441

Fertilizers & Agricultural Chemicals–0.5%
CF Industries Holdings, Inc.	28,882	2,671,585

Monsanto Co.	36,827	1,938,942

		4,610,527

Food–Retail–0.7%
Kroger Co. (The)	92,510	1,825,222

Safeway, Inc.	89,090	1,674,892

SUPERVALU, Inc.	144,304	1,402,635

Whole Foods Market, Inc.(b)	45,980	1,599,644

		6,502,393

Food Distributors–0.2%
Sysco Corp.	59,651	1,639,806

Footwear–0.2%
NIKE, Inc. (Class B)	24,762	1,733,340

Forest Products–0.1%
Weyerhaeuser Co.	47,280	742,296

Gas Utilities–0.4%
EQT Corp.	45,295	1,476,617

Nicor, Inc.	43,217	1,827,647

		3,304,264

General Merchandise Stores–0.6%
Big Lots, Inc.(b)	53,696	1,678,537

Family Dollar Stores, Inc.	47,100	2,015,409

Target Corp.	34,576	1,768,908

		5,462,854

Gold–0.2%
Newmont Mining Corp.	30,297	1,857,812

Health Care Distributors–0.7%
AmerisourceBergen Corp.	56,994	1,554,796

Cardinal Health, Inc.	51,880	1,554,325

McKesson Corp.	26,476	1,536,932

Patterson Cos., Inc.	60,349	1,526,226

		6,172,279

Health Care Equipment–2.3%
Baxter International, Inc.	44,174	1,880,045

Becton Dickinson and Co.	26,019	1,774,236

Boston Scientific Corp.(b)	293,169	1,521,547

C.R. Bard, Inc.	23,109	1,775,465

CareFusion Corp.(b)	75,192	1,622,643

Hospira, Inc.(b)	32,908	1,690,155

Intuitive Surgical, Inc.(b)	5,303	1,405,454

Medtronic, Inc.	47,742	1,502,918

St Jude Medical, Inc.(b)	49,632	1,715,778

Stryker Corp.	35,810	1,546,634

Varian Medical Systems, Inc.(b)	34,764	1,850,835

Zimmer Holdings, Inc.(b)	33,709	1,590,054

		19,875,764

Health Care Facilities–0.2%
Tenet Healthcare Corp.(b)	378,726	1,484,606

Health Care Services–1.1%
Cerner Corp(b)	23,018	1,676,861

DaVita, Inc.(b)	27,851	1,799,732

Express Scripts, Inc.(b)	35,673	1,519,670

Laboratory Corp. of America Holdings(b)	23,124	1,679,265

Medco Health Solutions, Inc.(b)	30,902	1,343,619

Quest Diagnostics, Inc.	34,954	1,520,499

		9,539,646

Health Care Supplies–0.2%
DENTSPLY International, Inc.	58,504	1,627,581

Home Building–0.6%
DR Horton, Inc.	172,628	1,771,163

Lennar Corp. (Class A)	125,899	1,658,090

Pulte Group, Inc.(b)	198,264	1,592,060

		5,021,313

Home Entertainment Software–0.2%
Electronic Arts, Inc.(b)	115,767	1,764,289

Home Furnishings–0.2%
Leggett & Platt, Inc.	82,440	1,580,375

Home Improvement Retail–0.6%
Home Depot, Inc.	58,101	1,615,789

Lowe’s Cos., Inc.	82,039	1,665,392

Sherwin-Williams Co. (The)	24,359	1,714,386

		4,995,567

Homefurnishing Retail–0.2%
Bed Bath & Beyond, Inc.(b)	43,634	1,569,515

Hotels, Resorts & Cruise Lines–0.8%
Carnival Corp. (Units)	52,407	1,634,050

Marriott International, Inc. (Class A)	52,570	1,682,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–(continued)

Starwood Hotels & Resorts Worldwide, Inc.	38,428	$1,795,741

Wyndham Worldwide Corp.	76,969	1,784,911

		6,897,468

Household Appliances–0.5%
Snap-On, Inc.	42,397	1,748,028

Stanley Black & Decker, Inc.	33,143	1,777,791

Whirlpool Corp.	18,308	1,357,721

		4,883,540

Household Products–0.8%
Clorox Co.	28,518	1,848,537

Colgate-Palmolive Co.	23,026	1,700,240

Kimberly-Clark Corp.	29,559	1,903,599

Procter & Gamble Co. (The)	30,272	1,806,330

		7,258,706

Housewares & Specialties–0.4%
Fortune Brands, Inc.	41,101	1,840,914

Newell Rubbermaid, Inc.	109,226	1,640,574

		3,481,488

Human Resource & Employment Services–0.4%
Monster Worldwide, Inc.(b)	140,268	1,547,156

Robert Half International, Inc.	75,070	1,620,011

		3,167,167

Hypermarkets & Super Centers–0.4%
Costco Wholesale Corp.	31,879	1,802,757

Wal-Mart Stores, Inc.	35,998	1,804,940

		3,607,697

Independent Power Producers & Energy Traders–0.5%
AES Corp. (The)(b)	176,570	1,808,077

Constellation Energy Group, Inc.	50,648	1,485,506

NRG Energy, Inc.(b)	78,499	1,595,099

		4,888,682

Industrial Conglomerates–0.8%
3M Co.	22,859	1,795,575

General Electric Co.(c)	116,347	1,684,705

Textron, Inc.	92,648	1,581,501

Tyco International Ltd. (Luxembourg)	43,723	1,629,993

		6,691,774

Industrial Gases–0.4%
Air Products & Chemicals, Inc.	25,939	1,920,264

Praxair, Inc.	22,862	1,966,818

		3,887,082

Industrial Machinery–1.6%
Danaher Corp.	45,584	1,656,067

Dover Corp.	40,668	1,820,300

Eaton Corp.	24,969	1,734,846

Flowserve Corp.	19,614	1,753,099

Illinois Tool Works, Inc.	41,001	1,691,701

Pall Corp.	49,818	1,703,277

Parker Hannifin Corp.	30,491	1,803,848

Roper Industries, Inc.	30,612	1,777,945

		13,941,083

Industrial REIT’s–0.2%
ProLogis	160,810	1,744,789

Insurance Brokers–0.4%
AON Corp.	46,697	1,692,299

Marsh & McLennan Cos., Inc.	80,196	1,902,249

		3,594,548

Integrated Oil & Gas–1.4%
Chevron Corp.	24,572	1,822,260

ConocoPhillips	33,131	1,737,058

Exxon Mobil Corp.	29,409	1,739,836

Hess Corp.	33,031	1,659,808

Marathon Oil Corp.	54,920	1,674,511

Murphy Oil Corp.	33,316	1,784,405

Occidental Petroleum Corp.	21,334	1,559,089

		11,976,967

Integrated Telecommunication Services–1.3%
AT&T, Inc.	72,974	1,972,487

CenturyTel, Inc.	53,066	1,918,866

Frontier Communications Corp.	237,005	1,832,049

Qwest Communications International, Inc.	343,659	1,941,673

Verizon Communications, Inc.	68,153	2,011,195

Windstream Corp.	163,790	1,889,318

		11,565,588

Internet Retail–0.8%
Amazon.com, Inc.(b)	14,747	1,840,868

Expedia, Inc.	88,495	2,022,996

Priceline.com, Inc.(b)	9,610	2,801,123

		6,664,987

Internet Software & Services–1.0%
Akamai Technologies, Inc.(b)	40,588	1,869,889

eBay, Inc.(b)	83,743	1,946,187

Google, Inc. (Class A)(b)	3,711	1,670,024

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Internet Software & Services–(continued)

VeriSign, Inc.(b)	63,142	$1,839,327

Yahoo!, Inc.(b)	119,417	1,561,975

		8,887,402

Investment Banking & Brokerage–0.8%
Charles Schwab Corp. (The)	120,113	1,532,642

E*Trade Financial Corp.(b)	134,183	1,665,211

Goldman Sachs Group, Inc. (The)	13,429	1,838,967

Morgan Stanley	72,207	1,782,791

		6,819,611

IT Consulting & Other Services–0.4%
Cognizant Technology Solutions Corp. (Class A)(b)	34,640	1,995,437

SAIC, Inc.(b)	103,154	1,534,932

		3,530,369

Leisure Products–0.4%
Hasbro, Inc.	43,277	1,746,660

Mattel, Inc.	82,477	1,731,192

		3,477,852

Life & Health Insurance–1.3%
Aflac, Inc.	41,796	1,974,861

Lincoln National Corp.	66,729	1,558,789

MetLife, Inc.	45,273	1,702,265

Principal Financial Group, Inc.	70,426	1,623,319

Prudential Financial, Inc.	31,426	1,589,213

Torchmark Corp.	35,106	1,732,481

Unum Group	78,699	1,577,915

		11,758,843

Life Sciences Tools & Services–0.7%
Life Technologies Corp.(b)	35,970	1,538,437

PerkinElmer, Inc.	81,678	1,716,055

Thermo Fisher Scientific, Inc.(b)	34,582	1,456,594

Waters Corp.(b)	25,878	1,566,136

		6,277,222

Managed Health Care–1.2%
Aetna, Inc.	60,984	1,629,493

CIGNA Corp.	52,705	1,698,155

Coventry Health Care, Inc.(b)	91,102	1,762,824

Humana, Inc.(b)	37,679	1,800,679

UnitedHealth Group, Inc.	59,232	1,878,839

WellPoint, Inc.(b)	33,605	1,669,496

		10,439,486

Metal & Glass Containers–0.6%
Ball Corp.	33,654	1,887,316

Owens-Illinois, Inc.(b)	61,407	1,538,860

Pactiv Corp.(b)	62,778	2,013,918

		5,440,094

Motorcycle Manufacturers–0.2%
Harley-Davidson, Inc.	69,218	1,683,382

Movies & Entertainment–0.8%
News Corp. (Class A)	132,554	1,666,204

Time Warner, Inc.	56,303	1,687,964

Viacom, Inc. (Class B)	52,113	1,637,390

Walt Disney Co. (The)	52,795	1,720,589

		6,712,147

Multi-line Insurance–0.9%
American International Group, Inc.(b)	48,951	1,660,907

Assurant, Inc.	50,087	1,831,181

Genworth Financial, Inc. (Class A)(b)	121,449	1,315,293

Hartford Financial Services Group, Inc.	73,875	1,489,320

Loews Corp.	54,741	1,923,599

		8,220,300

Multi-Sector Holdings–0.2%
Leucadia National Corp.(b)	85,875	1,833,431

Multi-Utilities–3.5%
Ameren Corp.	72,660	2,039,566

Centerpoint Energy, Inc.	132,459	1,959,069

CMS Energy Corp.	119,417	2,089,797

Consolidated Edison, Inc.	41,339	1,964,843

Dominion Resources, Inc.	44,184	1,889,308

DTE Energy Co.	38,380	1,798,103

Integrys Energy Group, Inc.	39,685	1,922,738

NiSource, Inc.	119,417	2,070,691

Oneok, Inc.	39,483	1,694,216

PG&E Corp.	42,977	2,009,604

Public Service Enterprise Group, Inc.	55,197	1,764,096

SCANA Corp.	49,342	1,925,818

Sempra Energy	37,040	1,886,077

TECO Energy, Inc.	114,623	1,934,836

Wisconsin Energy Corp.	35,845	1,998,000

Xcel Energy, Inc.	86,034	1,919,419

		30,866,181

Office Electronics–0.2%
Xerox Corp.	196,792	1,660,924

Office REIT’s–0.2%
Boston Properties, Inc.	23,170	1,886,038

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Office Services & Supplies–0.4%
Avery Dennison Corp.	52,735	$1,714,942

Pitney Bowes, Inc.	79,885	1,536,988

		3,251,930

Oil & Gas Drilling–0.7%
Diamond Offshore Drilling, Inc.	29,054	1,690,362

Helmerich & Payne, Inc.	43,654	1,616,944

Nabors Industries Ltd. (Bermuda)(b)	86,274	1,352,776

Rowan Cos., Inc.(b)	73,465	1,888,785

		6,548,867

Oil & Gas Equipment & Services–1.2%
Baker Hughes, Inc.	41,543	1,561,186

Cameron International Corp.(b)	48,874	1,797,586

FMC Technologies, Inc.(b)	33,648	2,081,129

Halliburton Co.	68,782	1,940,340

National Oilwell Varco, Inc.	48,707	1,830,896

Schlumberger Ltd. (Netherlands Antilles)	30,657	1,634,938

		10,846,075

Oil & Gas Exploration & Production–2.2%
Anadarko Petroleum Corp.	43,593	2,004,842

Apache Corp.	19,019	1,708,857

Cabot Oil & Gas Corp.	50,940	1,418,170

Chesapeake Energy Corp.	75,405	1,559,376

Denbury Resources, Inc.(b)	106,164	1,564,857

Devon Energy Corp.	26,540	1,599,831

EOG Resources, Inc.	16,836	1,462,543

Noble Energy, Inc.	28,125	1,962,563

Pioneer Natural Resources Co.	25,899	1,497,480

QEP Resources	55,227	1,603,240

Range Resources Corp.	37,956	1,283,292

Southwestern Energy Co.(b)	42,099	1,377,479

		19,042,530

Oil & Gas Refining & Marketing–0.6%
Sunoco, Inc.	53,006	1,785,242

Tesoro Corp.	150,874	1,694,315

Valero Energy Corp.	103,154	1,626,739

		5,106,296

Oil & Gas Storage & Transportation–0.6%
El Paso Corp.	146,352	1,666,949

Spectra Energy Corp.	85,558	1,740,250

Williams Cos., Inc. (The)	86,636	1,570,711

		4,977,910

Other Diversified Financial Services–0.6%
Bank of America Corp.	117,303	1,460,422

Citigroup, Inc.(b)	462,783	1,721,553

JPMorgan Chase & Co.	47,364	1,722,155

		4,904,130

Packaged Foods & Meats–2.8%
Campbell Soup Co.	49,952	1,861,212

ConAgra Foods, Inc.	74,318	1,604,526

Dean Foods Co.(b)	171,829	1,757,811

General Mills, Inc.	48,151	1,741,140

Hershey Co. (The)	36,951	1,717,113

HJ Heinz Co.	40,123	1,855,288

Hormel Foods Corp.	44,027	1,899,765

JM Smucker Co. (The)	29,882	1,747,499

Kellogg Co.	34,068	1,692,498

Kraft Foods, Inc. (Class A)	61,837	1,852,018

McCormick & Co., Inc.	45,775	1,825,049

Mead Johnson Nutrition Co.	34,118	1,780,618

Sara Lee Corp.	125,558	1,813,058

Tyson Foods, Inc. (Class A)	101,296	1,659,228

		24,806,823

Paper Packaging–0.4%
Bemis Co., Inc.	63,228	1,825,393

Sealed Air Corp.	86,234	1,768,659

		3,594,052

Paper Products–0.4%
International Paper Co.	72,123	1,475,637

MeadWestvaco Corp.	76,242	1,659,026

		3,134,663

Personal Products–0.4%
Avon Products, Inc.	64,570	1,878,987

Estee Lauder Cos., Inc. (The) (Class A)	30,959	1,735,871

		3,614,858

Pharmaceuticals–2.3%
Abbott Laboratories	38,050	1,877,387

Allergan, Inc.	30,287	1,860,227

Bristol-Myers Squibb Co.	71,983	1,877,317

Eli Lilly & Co.	53,618	1,799,420

Forest Laboratories, Inc.(b)	67,975	1,855,038

Johnson & Johnson	31,357	1,787,976

King Pharmaceuticals, Inc.(b)	227,979	1,985,697

Merck & Co., Inc.	52,025	1,829,199

Mylan, Inc.(b)	99,611	1,709,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Pharmaceuticals–(continued)

Pfizer, Inc.(c)	122,008	$1,943,587

Watson Pharmaceuticals, Inc.(b)	42,166	1,816,090

		20,341,263

Photographic Products–0.1%
Eastman Kodak Co.(b)	346,870	1,210,576

Property & Casualty Insurance–1.6%
ACE Ltd. (Switzerland)	33,725	1,803,276

Allstate Corp. (The)	60,764	1,677,086

Berkshire Hathaway, Inc. (Class B)(b)	23,216	1,828,957

Chubb Corp.	35,033	1,931,019

Cincinnati Financial Corp.	65,597	1,750,128

Progressive Corp. (The)	92,097	1,823,521

Travelers Cos., Inc. (The)	36,138	1,770,039

XL Group PLC (Cayman Islands)	103,154	1,847,488

		14,431,514

Publishing–0.8%
Gannett Co., Inc.	111,456	1,347,503

McGraw-Hill Cos., Inc. (The)	61,652	1,704,678

Meredith Corp.	52,496	1,536,033

New York Times Co. (The) (Class A)(b)	189,750	1,362,405

Washington Post Co. (The) (Class B)	4,052	1,459,652

		7,410,271

Railroads–0.6%
CSX Corp.	33,770	1,684,785

Norfolk Southern Corp.	31,404	1,685,767

Union Pacific Corp.	24,299	1,772,369

		5,142,921

Real Estate Services–0.2%
CB Richard Ellis Group, Inc. (Class A)(b)	119,263	1,958,298

Regional Banks–2.0%
BB&T Corp.	62,757	1,388,185

Fifth Third Bancorp	136,653	1,510,016

First Horizon National Corp.(b)	154,774	1,560,122

Huntington Bancshares, Inc.	306,736	1,622,633

KeyCorp	221,715	1,634,039

M&T Bank Corp.	20,457	1,751,937

Marshall & Ilsley Corp.	235,501	1,542,532

PNC Financial Services Group, Inc.	29,559	1,506,327

Regions Financial Corp.	259,546	1,668,881

SunTrust Banks, Inc.	70,829	1,592,944

Zions BanCorp.	77,386	1,426,224

		17,203,840

REIT–Diversified–0.2%
Vornado Realty Trust	23,377	1,894,940

Research & Consulting Services–0.4%
Dun & Bradstreet Corp.	25,340	1,669,906

Equifax, Inc.	61,225	1,804,301

		3,474,207

Residential REIT’s–0.6%
Apartment Investment & Management Co.	83,404	1,704,778

AvalonBay Communities, Inc.	17,843	1,877,440

Equity Residential	40,553	1,858,544

		5,440,762

Restaurants–0.8%
Darden Restaurants, Inc.	41,721	1,721,408

McDonald’s Corp.	26,555	1,940,108

Starbucks Corp.	65,993	1,517,179

Yum! Brands, Inc.	43,675	1,821,248

		6,999,943

Retail REIT’s–0.4%
Kimco Realty Corp.	122,330	1,823,940

Simon Property Group, Inc.	20,755	1,877,290

		3,701,230

Semiconductor Equipment–0.9%
Applied Materials, Inc.	139,112	1,445,374

KLA-Tencor Corp.	60,251	1,687,630

MEMC Electronic Materials, Inc.(b)	157,801	1,623,772

Novellus Systems, Inc.(b)	65,251	1,520,348

Teradyne, Inc.(b)	157,267	1,412,258

		7,689,382

Semiconductors–2.3%
Advanced Micro Devices, Inc.(b)	210,165	1,181,127

Altera Corp.	71,484	1,763,510

Analog Devices, Inc.	60,804	1,695,216

Broadcom Corp. (Class A)	52,407	1,570,638

Intel Corp.(c)	86,677	1,535,916

Linear Technology Corp.	62,885	1,801,655

LSI Corp.(b)	352,136	1,415,587

Microchip Technology, Inc.	62,483	1,730,154

Micron Technology, Inc.(b)	185,575	1,199,742

National Semiconductor Corp.	125,985	1,588,671

Nvidia Corp.(b)	150,874	1,407,654

Texas Instruments, Inc.	72,917	1,679,279

Xilinx, Inc.	69,244	1,672,243

		20,241,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Soft Drinks–0.9%
Coca-Cola Co. (The)	35,475	$1,983,762

Coca-Cola Enterprises, Inc.	68,629	1,953,181

Dr Pepper Snapple Group, Inc.	48,887	1,800,019

PepsiCo, Inc.	28,959	1,858,589

		7,595,551

Specialized Consumer Services–0.2%
H&R Block, Inc.	117,452	1,509,258

Specialized Finance–0.9%
CME Group, Inc.	6,041	1,498,651

IntercontinentalExchange, Inc.(b)	15,189	1,451,461

Moody’s Corp.	87,950	1,859,263

NASDAQ OMX Group, Inc. (The)(b)	96,805	1,733,778

NYSE Euronext	62,189	1,725,123

		8,268,276

Specialized REIT’s–1.3%
HCP, Inc.	56,716	1,997,538

Health Care REIT, Inc.	42,828	1,967,518

Host Hotels & Resorts, Inc.	119,648	1,570,978

Plum Creek Timber Co., Inc.	49,752	1,714,951

Public Storage	19,779	1,938,738

Ventas, Inc.	37,458	1,892,004

		11,081,727

Specialty Chemicals–0.8%
Airgas, Inc.	29,104	1,915,043

Ecolab, Inc.	39,483	1,871,494

International Flavors & Fragrances, Inc.	39,933	1,824,539

Sigma-Aldrich Corp.	34,842	1,852,549

		7,463,625

Specialty Stores–0.7%
CarMax, Inc.(b)	81,263	1,619,572

Office Depot, Inc.(b)	358,254	1,221,646

Staples, Inc.	84,429	1,500,303

Tiffany & Co.	41,758	1,654,870

		5,996,391

Steel–1.0%
AK Steel Holding Corp.	133,507	1,700,879

Allegheny Technologies, Inc.	35,638	1,451,179

Cliffs Natural Resources, Inc.	33,008	2,019,760

Nucor Corp.	44,727	1,645,059

United States Steel Corp.	42,749	1,817,260

		8,634,137

Systems Software–1.7%
BMC Software, Inc.(b)	49,211	1,774,549

CA, Inc.	92,280	1,661,963

McAfee, Inc.(b)	56,371	2,652,256

Microsoft Corp.(c)	70,186	1,647,967

Novell, Inc.(b)	303,228	1,704,141

Oracle Corp.	79,988	1,750,138

Red Hat, Inc.(b)	58,137	2,008,633

Symantec Corp.(b)	122,410	1,668,448

		14,868,095

Thrifts & Mortgage Finance–0.4%
Hudson City Bancorp, Inc.	138,696	1,598,472

People’s United Financial, Inc.	127,631	1,623,466

		3,221,938

Tires & Rubber–0.2%
Goodyear Tire & Rubber Co. (The)(b)	154,774	1,430,112

Tobacco–0.9%
Altria Group, Inc.	92,695	2,068,952

Lorillard, Inc.	24,746	1,880,944

Philip Morris International, Inc.	40,420	2,079,205

Reynolds American, Inc.	35,172	1,918,281

		7,947,382

Trading Companies & Distributors–0.4%
Fastenal Co.	33,943	1,536,600

WW Grainger, Inc.	17,141	1,813,346

		3,349,946

Trucking–0.2%
Ryder System, Inc.	41,711	1,600,451

Wireless Telecommunication Services–0.6%
American Tower Corp. (Class A)(b)	41,174	1,929,414

MetroPCS Communications, Inc.(b)	203,704	1,821,114

Sprint Nextel Corp.(b)	404,304	1,649,560

		5,400,088

Total Common Stocks & Other Equity Interests (Cost $501,263,855)		863,332,926

Money Market Funds–0.3%
Liquid Assets Portfolio–Institutional Class(d)	1,265,412	1,265,412

Premier Portfolio–Institutional Class(d)	1,265,412	1,265,412

Total Money Market Funds (Cost $2,530,824)		2,530,824

TOTAL INVESTMENTS–98.5% (Cost $503,794,679)		865,863,750

OTHER ASSETS LESS LIABILITIES–1.5%		12,966,044

NET ASSETS–100.0%		$878,829,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Equally-Weighted S&P 500 Fund

Investment Abbreviation:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $501,263,855)	$863,332,926

Investments in affiliated money market funds, at value and cost	2,530,824

Total investments, at value (Cost $503,794,679)	865,863,750

Receivable for:
Investments sold	13,496,767

Fund shares sold	521,654

Dividends and interest	2,909,338

Variation margin	17,240

Other assets	48,380

Total assets	882,857,129

Liabilities:
Payable for:
Investments purchased	1,699,418

Fund shares reacquired	1,361,366

Accrued fees to affiliates	618,011

Accrued other operating expenses	273,341

Trustee deferred compensation and retirement plans	75,199

Total liabilities	4,027,335

Net assets applicable to shares outstanding	$878,829,794

Net assets consist of:
Shares of beneficial interest	$638,591,202

Undistributed net investment income	12,316,840

Undistributed net realized gain (loss)	(133,846,609)

Unrealized appreciation	361,768,361

$878,829,794

Net Assets:
Class A	$556,910,191

Class B	$110,366,765

Class C	$55,797,027

Class R	$204,519

Class Y	$155,551,292

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	22,048,729

Class B	4,406,588

Class C	2,297,409

Class R	8,135

Class Y	6,107,679

Class A:
Net asset value per share	$25.26

Maximum offering price per share,
(Net asset value of $25.26 divided by 94.50%)	$26.73

Class B:
Net asset value and offering price per share	$25.05

Class C:
Net asset value and offering price per share	$24.29

Class R:
Net asset value and offering price per share	$25.14

Class Y:
Net asset value and offering price per share	$25.47

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the two months ended August 31, 2010 and year ended June 30, 2010

	Two months ended	Year ended
	August 31, 2010	June 30, 2010

Investment income:
Dividends	$3,832,728	$17,517,448

Dividends from affiliated money market funds	2,161	7,167

Total investment income	3,834,889	17,524,615

Expenses:
Advisory fees	187,051	1,160,602

Administrative services fees	42,646	732,675

Custodian fees	3,325	53,455

Distribution fees:
Class A	245,033	1,447,735

Class B	204,473	1,578,036

Class C	99,275	607,434

Class R	177	780

Transfer agent fees — A, B, C and Y	256,576	1,461,104

Trustees’ and officers’ fees and benefits	2,900	36,350

Reports to shareholder fees	99,364	—

Other	38,618	326,617

Total expenses	1,179,438	7,404,788

Less: Fees waived	(1,073)	(6,210)

Net expenses	1,178,365	7,398,578

Net investment income	2,656,524	10,126,037

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,531,575	69,477,978

Futures contracts	(278,760)	1,760,195

	2,252,815	71,238,173

Change in net unrealized appreciation (depreciation) of:
Investment securities	13,486,531	121,796,309

Futures contracts	432,539	(840,332)

	13,919,070	120,955,977

Net realized and unrealized gain	16,171,885	192,194,150

Net increase in net assets resulting from operations	$18,828,409	$202,320,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the two months ended August 31, 2010 and the years ended June 30, 2010 and 2009

	Two months ended	Year ended	Year ended
	August 31, 2010	June 30, 2010	June 30, 2009

Operations:
Net investment income	$2,656,524	$10,126,037	$15,015,212

Net realized gain (loss)	2,252,815	71,238,173	(194,994,133)

Change in net unrealized appreciation (depreciation)	13,919,070	120,955,977	(228,731,855)

Net increase (decrease) in net assets resulting from operations	18,828,409	202,320,187	(408,710,776)

Distributions to shareholders from net investment income:
Class A	—	(5,859,977)	(9,686,685)

Class B	—	(1,053,529)	(1,212,927)

Class C	—	(469,837)	(457,070)

Class R	—	(1,726)	(1,244)

Class Y	—	(1,887,353)	(4,307,220)

Total Distributions from net investment income	—	(9,272,422)	(15,665,146)

Distributions to shareholders from net realized gains:
Class A	—	—	(80,882,027)

Class B	—	—	(31,786,758)

Class C	—	—	(8,825,968)

Class R	—	—	(11,021)

Class Y	—	—	(30,237,030)

Total Distributions from net realized gains	—	—	(151,742,804)

Net increase (decrease) in net assets resulting from share transactions	(19,801,062)	(155,254,964)	(173,859,398)

Net increase (decrease) in net assets	(972,653)	37,792,801	(749,978,124)

Net Assets:
Beginning of period	879,802,447	842,009,646	1,591,987,770

End of period (Includes undistributed net investment income of $12,316,840, $9,670,755 and $9,344,620, respectively)	$878,829,794	$879,802,447	$842,009,646

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On August 31, 2010, the Fund’s fiscal year-end changed from June 30 to August 31.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Equally-Weighted S&P 500 Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A and Class W shares received Class A shares of the Fund; holders of the Acquired Fund’s Class B, Class C and Class R shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class Y shares of the Fund. Information for the Acquired Fund’s — Class W and Class I shares prior to the Reorganization is included with Class A and Class Y shares, respectively, throughout this report.
  The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class R and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”).

21        Invesco Equally-Weighted S&P 500 Fund

Class B shares and Class C shares are sold with a CDSC. Class R and Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

22        Invesco Equally-Weighted S&P 500 Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

  Prior to the Reorganization, the Acquired Fund paid at advisory fee of $1,067,650 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

23        Invesco Equally-Weighted S&P 500 Fund

  The Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 0.75%, 1.50%, 1.50%, 1.00% and 0.50% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the fiscal year under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period July 1, 2010 to August 31, 2010, the Adviser waived advisory fees of $1,073. For the year ended June 30, 2010, MSIA waived advisory fees of $6,210.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $711,767 to Morgan Stanley Services Company, Inc. For the period July 1, 2010 to August 31, 2010 and the year ended June 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  Also, the Trust has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $1,423,943 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer Agent. For the period July 1, 2010 to August 31, 2010 and the year ended June 30, 2010, the expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares and (4) Class R — up to 0.50% of the average daily net assets of Class R shares .
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $3,359,427 to MSDI.
  For the period July 1, 2010 to August 31, 2010 and the year ended June 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period July 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $1,924 in front-end sales commissions from the sale of Class A shares and $1,039, $12,502 and $706 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period June 1, 2010 to June 30, 2010, IDI advised the Fund that IDI retained $1,217 in front-end sales commissions from the sale of Class A shares and $0, $7,613 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period July 1, 2009 to May 31, 2010, MSDI retained $125,669 in front-end sales commissions from the sale of Class A shares and $19,413, $149,206 and $4,799 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs

24        Invesco Equally-Weighted S&P 500 Fund

reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period July 1, 2010 to August 31, 2010, there were no significant transfers between Level 1 and Level 2.

	Level 1	Level 2	Level 3	Total

Equity Securities	$865,863,750	$—	$—	$865,863,750

Futures*	(300,710)	—	—	(300,710)

Total Investments	$865,563,040	$—	$—	$865,563,040

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Equity risk
Futures contracts(a)	—	$(300,710)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the two months ended August 31, 2010 and the year ended June 30, 2010, respectively.

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Two months ended	Year ended
	August 31, 2010	June 30, 2010
	Futures*	Futures*

Realized Gain (Loss)
Equity risk	$(278,760)	$1,760,195

Change in Unrealized Appreciation (Depreciation)
Equity risk	432,539	(840,332)

Total	$153,779	$919,863

*	The average value of futures outstanding for the two months ended August 31, 2010 and year ended June 30, 2010 were $11,558,970 and $7,468,474, respectively.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

S&P 500 E-Mini	330	September-2010/Long	$17,296,950	$(300,710)

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

25        Invesco Equally-Weighted S&P 500 Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the two months ended August 31, 2010 and the Years Ended June 30, 2010 and 2009:

	August 31,	June 30,
	2010	2010	2009

Ordinary income	$—	$9,272,422	$15,850,578

Long-term capital gain	—	—	151,557,372

Total distributions	$—	$9,272,422	$167,407,950

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$12,234,015

Net unrealized appreciation — investments	320,762,474

Temporary book/tax differences	(75,199)

Capital loss carryforward	(92,682,698)

Shares of beneficial interest	638,591,202

Total net assets	$878,829,794

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $2,248,161 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2016	$22,990,899

August 31, 2017	69,691,799

Total capital loss carryforward	$92,682,698

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the two months ended August 31, 2010 was $3,713,112 and $27,147,141, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$339,816,871

Aggregate unrealized (depreciation) of investment securities	(19,054,397)

Net unrealized appreciation of investment securities	$320,762,474

Cost of investments for tax purposes is $545,101,276.

26        Invesco Equally-Weighted S&P 500 Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of sales adjustments on real estate investment trusts, on August 31, 2010, undistributed net investment income was decreased by $10,439 and undistributed net realized gain (loss) was increased by $10,439. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Two months ended		Years ended June 30,
	August 31, 2010(a)		2010		2009
	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Sold	169,578	$4,450,136	2,724,971	$69,929,082	3,346,719	$70,520,141

Conversion from Class B	226,963	5,965,412	129,389	3,510,993	286,924	6,105,494

Reinvestment of dividends and distributions	—	—	224,579	5,695,319	5,234,182	88,562,343

Redeemed	(686,526)	(17,839,000)	(4,918,358)	(123,914,889)	(8,642,625)	(182,921,358)

Net increase (decrease) — Class A	(289,985)	(7,423,452)	(1,839,419)	(44,779,495)	225,200	(17,733,380)

Class B
Sold	12,287	319,874	175,476	4,444,539	384,883	8,289,012

Conversion to Class A	(228,827)	(5,965,412)	(130,102)	(3,510,993)	(288,462)	(6,105,494)

Reinvestment of dividends and distributions	—	—	40,171	1,015,527	1,888,263	31,987,183

Redeemed	(203,247)	(5,282,607)	(2,996,031)	(75,680,661)	(4,912,016)	(106,937,915)

Net increase (decrease) — Class B	(419,787)	(10,928,145)	(2,910,486)	(73,731,588)	(2,927,332)	(72,767,214)

Class C
Sold	17,659	446,294	186,847	4,577,184	279,958	5,793,644

Reinvestment of dividends and distributions	—	—	18,629	456,604	555,627	9,134,509

Redeemed	(90,618)	(2,278,711)	(479,138)	(11,635,394)	(934,237)	(20,232,820)

Net increase (decrease) — Class C	(72,959)	(1,832,417)	(273,662)	(6,601,606)	(98,652)	(5,304,667)

Class R
Sold	384	9,924	5,381	137,925	10	200

Reinvestment of dividends and distributions	—	—	31	792	725	12,265

Redeemed	(685)	(17,703)	(630)	(17,386)	—	—

Net increase (decrease) — Class R	(301)	(7,779)	4,782	121,331	735	12,465

Class Y
Sold	249,691	6,529,012	549,168	13,969,777	670,632	15,381,741

Reinvestment of dividends and distributions	—	—	73,263	1,869,683	2,025,936	34,461,165

Redeemed	(233,702)	(6,138,281)	(1,835,049)	(46,103,066)	(5,843,447)	(127,909,508)

Net increase (decrease) — Class Y	15,989	390,731	(1,212,618)	(30,263,606)	(3,146,879)	(78,066,602)

Net increase in (decrease) in share activity	(767,043)	$(19,801,062)	(6,231,403)	$(155,254,964)	(5,946,928)	$(173,859,398)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 80% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

27        Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Two months ended		Year ended June 30,
	August 31, 2010		2010	2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$24.74		$20.14	$33.39		$45.39		$40.04		$37.58

Income (loss) from investment operations:
Net investment income(a)	0.08		0.30	0.37		0.48		0.45		0.39

Net realized and unrealized gain (loss)	0.44		4.56	(9.39)		(7.81)		7.54		3.79

Total income (loss) from investment operations	0.52		4.86	(9.02)		(7.33)		7.99		4.18

Less dividends and distributions from:
Net investment income	—		(0.26)	(0.46)		(0.48)		(0.40)		(0.36)

Net realized gain	—		—	(3.77)		(4.19)		(2.24)		(1.36)

Total dividends and distributions	—		(0.26)	(4.23)		(4.67)		(2.64)		(1.72)

Net asset value, end of period	$25.26		$24.74	$20.14		$33.39		$45.39		$40.04

Total return(b)	2.10%		24.08%	(24.61)%		(17.31)%		20.44%		11.22%

Net assets, end of period, (000’s)	$556,910		$552,673	$486,937		$799,622		$1,070,820		$850,678

Ratios to average net assets:
Total expenses	0.65	%(c)	0.64%	0.75	%(d)	0.62	%(d)	0.62	%(d)	0.63%

Net investment income	1.81	%(c)	1.17%	1.62	%(d)	1.22	%(d)	1.05	%(d)	0.98%

Rebate from affiliates	—		—	0.00	%(e)	0.00	%(e)	0.00	%(e)	—

Supplemental data:
Portfolio turnover(f)	0	%(g)	24%	39%		25%		14%		16%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $577,013.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(g)	Amount is less than 0.5%.

28        Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Financial Highlights—(continued)

	Class B
	Two months ended		Year ended June 30,
	August 31, 2010		2010	2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$24.56		$20.08	$33.02		$44.85		$39.57		$37.10

Income (loss) from investment operations:
Net investment income(a)	0.05		0.10	0.20		0.18		0.12		0.09

Net realized and unrealized gain (loss)	0.44		4.54	(9.22)		(7.74)		7.45		3.74

Total income (loss) from investment operations	0.49		4.64	(9.02)		(7.56)		7.57		3.83

Less dividends and distributions from:
Net investment income	—		(0.16)	(0.15)		(0.08)		(0.05)		0.00

Net realized gain	—		—	(3.77)		(4.19)		(2.24)		(1.36)

Total dividends and distributions	—		(0.16)	(3.92)		(4.27)		(2.29)		(1.36)

Net asset value, end of period	$25.05		$24.56	$20.08		$33.02		$44.85		$39.57

Total return(b)	2.00%		23.09%	(25.14)%		(17.96)%		19.54%		10.38%

Net assets, end of period, (000’s)	$110,367		$118,559	$155,328		$352,174		$630,489		$674,371

Ratios to average net assets:
Total expenses	1.40	%(c)	1.39%	1.50	%(d)	1.37	%(d)	1.38	%(d)	1.38%

Net investment income	1.06	%(c)	0.42%	0.87	%(d)	0.47	%(d)	0.29	%(d)	0.23%

Rebate from affiliates	—		—	0.00	%(e)	0.00	%(e)	0.00	%(e)	—

Supplemental data:
Portfolio turnover(f)	0	%(g)	24%	39%		25%		14%		16%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $120,375.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(g)	Amount is less than 0.5%

29        Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Financial Highlights—(continued)

	Class C
	Two months ended		Year ended June 30,
	August 31, 2010		2010	2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$23.82		$19.49	$32.33		$44.08		$38.97		$36.60

Income (loss) from investment operations:
Net investment income(a)	0.04		0.10	0.19		0.19		0.14		0.11

Net realized and unrealized gain (loss)	0.43		4.42	(9.06)		(7.58)		7.33		3.69

Total income (loss) from investment operations	0.47		4.52	(8.87)		(7.39)		7.47		3.80

Less dividends and distributions from:
Net investment income	—		(0.19)	(0.20)		(0.17)		(0.12)		(0.07)

Net realized gain	—		—	(3.77)		(4.19)		(2.24)		(1.36)

Total dividends and distributions	—		(0.19)	(3.97)		(4.36)		(2.36)		(1.43)

Net asset value, end of period	$24.29		$23.82	$19.49		$32.33		$44.08		$38.97

Total return(b)	1.97%		23.15%	(25.17)%		(17.89)%		19.53%		10.44%

Net assets, end of period, (000’s)	$55,797		$56,462	$51,534		$88,658		$124,080		$101,809

Ratios to average net assets:
Total expenses	1.40	%(c)	1.39%	1.50	%(d)	1.35	%(d)	1.34	%(d)	1.33%

Net investment income	1.06	%(c)	0.42%	0.87	%(d)	0.49	%(d)	0.33	%(d)	0.28%

Rebate from affiliates	—		—	0.00	%(e)	0.00	%(e)	0.00	%(e)	—

Supplemental data:
Portfolio turnover(f)	0	%(g)	24%	39%		25%		14%		16%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $58,444.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(g)	Amount is less than 0.5%.

30        Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Financial Highlights—(continued)

	Class R
	Two months ended		Year ended June 30,
	August 31, 2010		2010	2009		2008(a)

Selected per share data:
Net asset value, beginning of period	$24.63		$20.10	$33.36		$34.26

Income (loss) from investment operations:
Net investment income(b)	0.07		0.23	0.30		0.09

Net realized and unrealized gain (loss)	0.44		4.56	(9.35)		(0.99)

Total income (loss) from investment operations	0.51		4.79	(9.05)		(0.90)

Less dividends and distributions from:
Net investment income	—		(0.26)	(0.44)		—

Net realized gain	—		—	(3.77)		—

Total dividends and distributions	—		(0.26)	(4.21)		—

Net asset value, end of period	$25.14		$24.63	$20.10		$33.36

Total return(c)	2.07%		23.78%	(24.78)%		(2.63)%

Net assets, end of period, (000’s)	$205		$208	$73		$97

Ratios to average net assets:
Total expenses	0.90	%(d)	0.89%	1.00	%(e)	0.86	%(e)(f)

Net investment income	1.56	%(d)	0.92%	1.37	%(e)	0.98	%(e)(f)

Rebate from affiliates	—		—	0.00	%(g)	0.00	%(f)(g)

Supplemental data:
Portfolio turnover(h)	0	%(i)	24%	39%		25%

(a)	Commencement date of March 31, 2008 for Class R shares.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $208.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(f)	Annualized.
(g)	Amount is less than 0.005%.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(i)	Amount is less than 0.5%

31        Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Financial Highlights—(continued)

	Class Y
	Two months ended		Year ended June 30,
	August 31, 2010		2010	2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$24.94		$20.27	$33.62		$45.68		$40.28		$37.77

Income (loss) from investment operations:
Net investment income(a)	0.09		0.36	0.43		0.59		0.56		0.49

Net realized and unrealized gain (loss)	0.44		4.59	(9.46)		(7.87)		7.58		3.81

Total income (loss) from investment operations	0.53		4.95	(9.03)		(7.28)		8.14		4.30

Less dividends and distributions from:
Net investment income	—		(0.28)	(0.55)		(0.59)		(0.50)		(0.43)

Net realized gain	—		—	(3.77)		(4.19)		(2.24)		(1.36)

Total dividends and distributions	—		(0.28)	(4.32)		(4.78)		(2.74)		(1.79)

Net asset value, end of period	$25.47		$24.94	$20.27		$33.62		$45.68		$40.28

Total return(b)	2.12%		24.39%	(24.41)%		(17.11)%		20.72%		11.49%

Net assets, end of period, (000’s)	$155,551		$151,901	$148,051		$351,338		$537,295		$508,494

Ratios to average net assets:
Total expenses	0.40	%(c)	0.39%	0.50	%(d)	0.37	%(d)	0.38	%(d)	0.38%

Net investment income	2.06	%(c)	1.42%	1.87	%(d)	1.47	%(d)	1.29	%(d)	1.23%

Rebate from affiliates	—		—	0.00	%(e)	0.00	%(e)	0.00	%(e)	—

Supplemental data:
Portfolio turnover(f)	0	%(g)	24%	39%		25%		14%		16%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $161,615.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(g)	Amount is less than 0.5%.

NOTE 12—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

32        Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period ended August 31, 2010 and the year ended June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by other independent auditors whose report dated August 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

33        Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$974.20	$2.94	$1,022.23	$3.01	0.59%

B	1,000.00	970.60	6.66	1,018.45	6.82	1.34

C	1,000.00	970.40	6.66	1,018.45	6.82	1.34

R	1,000.00	973.30	4.18	1,020.97	4.28	0.84

Y	1,000.00	975.50	1.69	1,023.49	1.73	0.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

34        Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Agreements With Invesco Advisers, Inc. And Its Affiliates

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Equally-Weighted S&P 500 Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed the information provided differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco

35        Invesco Equally-Weighted S&P 500 Fund

Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

36        Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-EWSP-AR-1	Invesco Distributors, Inc.

Invesco Fundamental Value Fund
Annual Report to Shareholders    August 31, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
23	Auditor's Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
28	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our
June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen
Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco Fundamental Value Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Fundamental Value Fund

Management’s Discussion of Fund Performance

Performance summary
For the 11 months ended August 31, 2010, Invesco Fundamental Value Fund underperformed the Russell 1000 Value Index, the Fund’s benchmark. As the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary reason the Fund underperformed its benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 9/30/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.52%

Class B Shares	-3.70

Class C Shares	-4.20

Class Y Shares	-3.30

Russell 1000 Value Index▼ (Broad Market/Style-Specific Index)	1.06

Lipper Large-Cap Value Funds Index▼ (Peer Group Index)	-0.65

▼	Lipper Inc.

How we invest
We call our investment philosophy value with a catalyst. We believe that undervalued companies which are experiencing positive changes (i.e., catalysts) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the under-valuation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
At the beginning of the 11-month period covered by this report, riskier assets were outperforming securities considered safe havens, like U.S. Treasuries. This continued through the middle of April 2010. However, renewed credit problems in Europe and the market correction that occurred in May, June and into August, created a more uncertain environment which prompted many investors to favor safety over risk. Although recent market volatility created challenges, it also created some investment opportunities, as companies with positive fundamentals became more attractively valued. Also, despite the market finishing lower at the end of the reporting period, there were also a number of positives, including improved market liquidity, lean corporate infrastructures and merger and acquisition activity.
     An overweight allocation to consumer discretionary was one of the largest contributors to performance of the Fund, as media stocks performed well within this sector due to an increase in advertising revenue over the reporting period.
     Stock selection in the energy sector was the largest relative detractor during the reporting period. The Fund had most of its energy sector exposure in exploration and production companies. We had exposure to British Petroleum and Anadarko Petroleum. Each company was negatively affected by the oil spill in the Gulf of Mexico. During the period we eliminated our position in British Petroleum and significantly reduced our exposure to Anadarko Petroleum.
     Stock selection in the financials sector also was a detractor from Fund performance. In general, we focused on what we believed were lower risk financial companies with stronger balance sheets and less credit risk given the systemic risk in most financial stocks. However, the

Portfolio Composition
By sector

Financials	19.1%

Health Care	16.4

Consumer Discretionary	12.5

Energy	11.8

Information Technology	10.8

Industrials	10.1

Consumer Staples	8.5

Utilities	6.5

Telecommunication Services	2.3

Materials	0.7

Money Market Funds
Plus Other Assets Less Liabilities	1.3

Top 10 Equity Holdings*

1.	JP Morgan Chase & Co.	4.6%

2.	Marsh & McLennan Cos., Inc.	3.6

3.	General Electric Co.	3.2

4.	Viacom, Inc.	3.1

5.	Time Warner Cable, Inc.	3.1

6.	Occidental Petroleum Corp.	2.8

7.	Kraft Foods, Inc.	2.6

8.	American Electric Power Co., Inc.	2.5

9.	eBay, Inc.	2.4

10.	Time Warner, Inc.	2.3

Total Net Assets	$38.9 million

Total Number of Holdings*	66
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Fundamental Value Fund

Fund had no exposure to REITs (real estate investment trusts), which performed well throughout the period. The Fund’s lack of exposure to REITs was based on our concern that valuations were high and that the commercial real estate market had weakened.
     Finally, technology stocks adversely affected relative performance. The Fund was overweight this sector versus the Russell 1000 Value Index and was adversely affected by exposure to stocks in the hardware and equipment industry. Notably detracting from Fund performance was Hewlett-Packard, as the stock sold off significantly on the announcement that the CEO was leaving.
     Equity markets experienced a strong recovery during the period covered by this report. We believe that market volatility and the market correction that began in the second quarter of 2010 have created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals could be reflected in those companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Fundamental Value Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Fundamental Value Fund. He joined Invesco in 2010. Mr. Bastian earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan. He is a member of the CFA Institute and the Houston Society of Financial Analysts.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco Fundamental Value Fund. He joined Invesco in 2010. Mr. Laskin earned a B.A. in history from Swarthmore College and an M.B.A. and M.A. from the Wharton School and Lauder Institute, respectively, of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco Fundamental Value Fund. She joined Invesco in 2010. Ms. Maly earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management. She is a member of the Houston Society of Financial Analysts.
Sergio Marcheli
Portfolio manager, is manager of Invesco Fundamental Value Fund. He joined Invesco in 2010. Mr. Marcheli earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Fundamental Value Fund. He joined Invesco in 2010. Mr. Roeder earned a B.S. in accounting from Clemson University and an M.B.A. in economics and finance from the University of Chicago Graduate School of Business. He is a member of the CFA Institute and the Houston Society of Financial Analysts. He is also a Certified Public Accountant.

5	Invesco Fundamental Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes since Inception
Fund data from 10/29/02, index data from 10/31/02

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Fundamental Value Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (10/29/02)		4.96%

5	Years	-1.39

1	Year	-3.52

Class B Shares

Inception (10/29/02)		5.48%

5	Years	-0.47

1	Year	-2.96

Class C Shares

Inception (10/29/02)		4.95%

5	Years	-1.01

1	Year	0.34

Class Y Shares

Inception (10/29/02)		5.97%

5	Years	-0.05

1	Year	2.31
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Fundamental Value Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Fundamental Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (10/29/02)		4.94%

5	Years	-0.90

1	Year	8.57

Class B Shares

Inception (10/29/02)		5.48%

5	Years	0.03

1	Year	9.98

Class C Shares

Inception (10/29/02)		4.94%

5	Years	-0.52

1	Year	13.00

Class Y Shares

Inception (10/29/02)		5.97%

5	Years	0.47

1	Year	15.33
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 1.65%, 1.57%, 2.40% and 1.40%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 1.70%, 1.62%, 2.45% and 1.45%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The
CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Fundamental Value Fund

Invesco Fundamental Value Fund’s investment objective is to provide total return.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed income securities, including credit risk and interest rate risk, and common stocks.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	All fixed income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

■	Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. In addition, the Fund’s investments in foreign issuers generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.

■	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions.

■	REITs (real estate investment trusts) are susceptible to risk associated with the ownership of real estate and the real estate industry in general. In addition, REITs depend on specialized management skills, may not be diversified, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Investments in REITs may involve duplication of management fees and certain other expenses.

■	Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks can continue to be undervalued for long periods of time and may not ever realize their full value.

About indexes used in this report
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	FVFAX
Class B Shares	FVFBX
Class C Shares	FVFCX
Class Y Shares	FVFDX

8	Invesco Fundamental Value Fund

Schedule of Investments(a)

August 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–88.2%
Asset Management & Custody Banks–0.7%
State Street Corp.	7,855	$275,553

Cable & Satellite–3.1%
Time Warner Cable, Inc.	23,471	1,211,338

Communications Equipment–2.1%
Cisco Systems, Inc.(b)	41,126	824,576

Computer Hardware–3.0%
Dell, Inc.(b)	31,550	371,344

Hewlett-Packard Co.	20,478	787,993

		1,159,337

Consumer Electronics–1.4%
Sony Corp. (ADR) (Japan)	19,895	556,861

Diversified Banks–1.1%
Wells Fargo & Co.	17,579	413,985

Diversified Chemicals–0.8%
Dow Chemical Co. (The)	12,624	307,647

Drug Retail–1.1%
Walgreen Co.	16,472	442,767

Electric Utilities–4.4%
American Electric Power Co., Inc.	27,953	989,816

Entergy Corp.	4,663	367,631

FirstEnergy Corp.	9,847	359,711

		1,717,158

Food Distributors–1.3%
Sysco Corp.	17,860	490,971

Health Care Distributors–0.8%
Cardinal Health, Inc.	10,848	325,006

Health Care Equipment–1.6%
Covidien PLC (Ireland)	17,725	626,402

Home Improvement Retail–2.0%
Home Depot, Inc.	28,481	792,057

Human Resource & Employment Services–0.8%
Manpower, Inc.	7,574	321,895

Hypermarkets & Super Centers–2.2%
Wal-Mart Stores, Inc.	17,393	872,085

Industrial Conglomerates–6.0%
General Electric Co.	86,508	1,252,636

Siemens AG (ADR) (Germany)	4,511	408,381

Tyco International Ltd. (Switzerland)	18,422	686,772

		2,347,789

Industrial Machinery–1.6%
Dover Corp.	14,026	627,804

Insurance Brokers–3.6%
Marsh & McLennan Cos., Inc.	58,529	1,388,308

Integrated Oil & Gas–7.2%
Exxon Mobil Corp.	9,164	542,142

Hess Corp.	5,768	289,842

Occidental Petroleum Corp.	14,990	1,095,469

Royal Dutch Shell PLC (ADR) (United Kingdom)	16,512	875,962

		2,803,415

Internet Software & Services–2.4%
eBay, Inc.(b)	39,630	921,001

Investment Banking & Brokerage–1.4%
Charles Schwab Corp. (The)	43,601	556,349

Managed Health Care–1.2%
UnitedHealth Group, Inc.	14,682	465,713

Movies & Entertainment–5.4%
Time Warner, Inc.	30,180	904,796

Viacom, Inc. (Class B)	38,640	1,214,069

		2,118,865

Office Services & Supplies–1.1%
Avery Dennison Corp.	12,997	422,662

Oil & Gas Equipment & Services–1.3%
Schlumberger Ltd. (Netherlands Antilles)	9,126	486,690

Oil & Gas Exploration & Production–3.0%
Anadarko Petroleum Corp.	15,506	713,121

Devon Energy Corp.	7,667	462,167

		1,175,288

Other Diversified Financial Services–7.5%
Bank of America Corp.	58,071	722,984

Citigroup, Inc.(b)	107,916	401,448

JPMorgan Chase & Co.	49,109	1,785,603

		2,910,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Fundamental Value Fund

	Shares	Value

Packaged Foods & Meats–2.6%
Kraft Foods, Inc. (Class A)	33,757	$1,011,022

Personal Products–1.2%
Avon Products, Inc.	16,489	479,830

Pharmaceuticals–7.9%
Abbott Laboratories	6,882	339,558

Bayer AG (ADR) (Germany)	9,688	592,872

Bristol-Myers Squibb Co.	32,009	834,795

Merck & Co., Inc.	9,887	347,627

Pfizer, Inc.	23,284	370,914

Roche Holding AG (ADR) (Switzerland)	16,946	576,565

		3,062,331

Property & Casualty Insurance–1.2%
Chubb Corp.	8,308	457,937

Regional Banks–3.7%
BB&T Corp.	10,567	233,742

Fifth Third Bancorp	36,188	399,878

PNC Financial Services Group, Inc.	15,666	798,339

		1,431,959

Semiconductors–1.2%
Intel Corp.	25,247	447,377

Wireless Telecommunication Services–2.3%
Vodafone Group PLC (ADR) (United Kingdom)	36,630	885,713

Total Common Stocks & Other Equity Interests (Cost $33,719,787)		34,337,726

	Principal
	Amount
Convertible Bonds–7.4%
Advertising–0.4%
Interpublic Group of Cos., Inc., 4.25%, 03/15/23	$146,000	154,395

Biotechnology–2.5%
Amgen, Inc., 0.375%, 02/01/13(c)	500,000	498,750

Amgen, Inc., 0.375%, 02/01/13	500,000	498,750

		997,500

Communications Equipment–1.2%
JDS Uniphase Corp., 1.00%, 05/15/26(c)	500,000	459,375

Computer Storage & Peripherals–0.7%
SanDisk Corp., 1.00%, 05/15/13	293,000	270,292

Construction & Farm Machinery & Heavy Trucks–0.1%
Navistar International Corp., 3.00%, 10/15/14	39,000	42,754

Health Care Services–0.7%
Omnicare, Inc., (Series OCR), 3.25%, 12/15/35	334,000	279,725

Life Sciences Tools & Services–1.1%
Life Technologies Corp., 1.50%, 02/15/24	400,000	442,000

Oil & Gas Equipment & Services–0.4%
Helix Energy Solutions Group, Inc., 3.25%, 12/15/25	163,000	149,145

Semiconductors–0.3%
Micron Technology, Inc., 1.875%, 06/01/14	122,000	105,683

Total Convertible Bonds (Cost $2,816,335)		2,900,869

	Shares
Convertible Preferred Stocks–3.1%
Electric Utilities–2.1%
CenterPoint Energy, Inc., 3.07%, Pfd.	28,000	808,920

Health Care Facilities–0.5%
HealthSouth Corp., 6.50%, Pfd.(c)	250	198,188

Office Services & Supplies–0.5%
Avery Dennison Corp., 7.88%, Pfd.	5,325	205,012

Total Convertible Preferred Stocks (Cost $1,146,894)		1,212,120

Money Market Funds–1.5%
Liquid Assets Portfolio–Institutional Class(d)	286,663	286,663

Premier Portfolio–Institutional Class(d)	286,663	286,663

Total Money Market Funds (Cost $573,326)		573,326

TOTAL INVESTMENTS (Cost $38,256,342)–100.2%		39,024,041

OTHER ASSETS LESS LIABILITIES–(0.2)%		(69,354)

NET ASSETs–100.0%		$38,954,687

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $1,156,313 which represented 3.0% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Fundamental Value Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $37,683,016)	$38,450,715

Investments in affiliated money market funds, at value and cost	573,326

Total investments, at value (Cost $38,256,342)	39,024,041

Receivable for:
Dividends and interest	111,959

Fund shares sold	4,240

Fund expenses absorbed	7,723

Other assets	28,512

Total assets	39,176,475

Liabilities:
Payable for:
Fund shares reacquired	154,895

Accrued fees to affiliates	19,777

Accrued other operating expenses	47,116

Total liabilities	221,788

Net assets applicable to shares outstanding	$38,954,687

Net assets consist of:
Shares of beneficial interest	$41,409,053

Undistributed net investment income	263,939

Undistributed net realized gain (loss)	(3,486,004)

Unrealized appreciation	767,699

$38,954,687

Net Assets:
Class A	$12,509,021

Class B	$23,064,530

Class C	$3,094,554

Class Y	$286,582

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	1,358,514

Class B	2,526,106

Class C	340,945

Class Y	31,127

Class A:
Net asset value per share	$9.21

Maximum offering price per share, (net asset value of $9.21 divided by 94.50%)	$9.75

Class B:
Net asset value and offering price per share	$9.13

Class C:
Net asset value and offering price per share	$9.08

Class Y:
Net asset value and offering price per share	$9.21

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Fundamental Value Fund

Statement of Operations

For the eleven months ended August 31, 2010 and the year ended September 30, 2009

	Eleven
	months ended	Year ended
	August 31,	September 30,
	2010	2009
Investment income:
Dividends (net of $12,287 and $32,019 foreign withholding tax, respectively)	$871,401	$1,210,459

Interest	69,331	84,061

Dividends from affiliated money market funds	536	19,289

Total investment income	941,268	1,313,809

Expenses
Advisory fees	286,921	305,704

Administrative services fees	38,375	36,502

Custodian fees	5,206	10,795

Distribution fees:
Class A	36,419	35,074

Class B	67,523	48,117

Class C	32,633	35,189

Transfer agent fees	72,606	90,348

Trustees’ and officers’ fees and benefits	1,681	2,422

Professional fees	78,362	80,854

Reports to shareholder fees	34,501	45,650

Other	22,755	67,090

Total expenses	676,982	757,745

Less: Fees waived	(1,237)	(2,278)

Net expenses	675,745	755,467

Net investment income	265,523	558,342

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,607,749	(5,791,381)

Investment in affiliates	—	(123,733)

Futures contracts	—	(222)

Forward foreign currency contracts	—	(5,893)

Foreign currency translation	—	7,961

	2,607,749	(5,913,268)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(4,161,805)	686,085

Future contracts	—	(12,666)

Foreign currency translation	—	4

	(4,161,805)	673,423

Net realized and unrealized gain (loss)	(1,554,056)	(5,239,845)

Net increase (decrease) in net assets resulting from operations	$(1,288,533)	$(4,681,503)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Fundamental Value Fund

Statements of Changes in Net Assets

For the period October 1, 2009 through August 31, 2010 and the years ended September 30, 2009 and 2008

	For the eleven	For the	For the
	months ended	year ended	year ended
	August 31,	September 30,	September 30,
	2010	2009	2008

Operations:
Net investment income	$265,523	$558,342	$910,539

Net realized gain (loss)	2,607,749	(5,913,268)	2,709,560

Change in net unrealized appreciation (depreciation)	(4,161,805)	673,423	(17,972,524)

Net increase (decrease) in net assets resulting from operations	(1,288,533)	(4,681,503)	(14,352,425)

Distributions to shareholders from net investment income:
Class A shares	(182,411)	(305,854)	(351,043)

Class B shares	(362,022)	(651,479)	(861,972)

Class C shares	(15,905)	(52,518)	(36,509)

Class Y shares	(4,507)	(5,596)	(8,309)

Total Distributions from net investment income	(564,845)	(1,015,447)	(1,257,833)

Distributions to shareholders from net realized gains:
Class A shares	—	(817,700)	(2,169,807)

Class B shares	—	(1,623,014)	(4,808,062)

Class C shares	—	(214,173)	(503,923)

Class Y shares	—	(13,107)	(41,521)

Total Distributions from net realized gains	—	(2,667,994)	(7,523,313)

Net increase (decrease) from in net assets resulting from share transactions	(8,552,702)	(6,377,388)	(15,350,664)

Net increase (decrease) in net assets	(10,406,080)	(14,742,332)	(38,484,235)

Net Assets:
Beginning of year	49,360,767	64,103,099	102,587,334

End of year (includes undistributed net investment income of $263,939, $563,261 and $1,007,830, respectively)	$38,954,687	$49,360,767	$64,103,099

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Fundamental Value Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On August 31, 2010, the Fund’s fiscal year changed from September 30 to August 31.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Fundamental Value Fund (the “Acquired Fund”), as a diversified, open-end management investment company. The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to provide total return.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

13        Invesco Fundamental Value Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be

14        Invesco Fundamental Value Fund

evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
I.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.67%

Over $500 million	0.62%

  Prior to the Reorganization, the Acquired Fund paid at advisory fee of $215,842 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

15        Invesco Fundamental Value Fund

  Effective on the date of Reorganization, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.65%, 2.40%, 2.40% and 1.40%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the period October 1, 2009 to August 31, 2010, the Adviser and MSIA waived advisory fees of $1,237.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $25,772 to Morgan Stanley Services Company, Inc. For the period October 1, 2009 to August 31, 2010 and the year ended September 30, 2009, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, the Trust has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $54,469 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the period October 1, 2009 to August 31, 2010 and the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. For the year ended August 31, 2010, the distribution fee was accrued for Class B shares at an annual rate of 0.27%.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. MSDI had agreed to waive the 12b-1 fee on Class B shares to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis.
  For the period October 1, 2009 to August 31, 2010 and the year ended September 30, 2009, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period October 1, 2009 to August 31, 2010, IDI advised the Fund that IDI retained $114 in front-end sales commissions from the sale of Class A shares and $0, $1,426 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs

16        Invesco Fundamental Value Fund

reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$33,946,627	$2,176,545	$—	$36,123,172

Corporate Debt Securities	—	2,900,869	—	2,900,869

Total Investments	$33,946,627	$5,077,414	$—	$39,024,041

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the eleven months Ended August 31, 2010 and Year Ended September 30, 2009:

	August 31,	September 30,	September 30,
	2010	2009	2008

Ordinary income	$564,845	$1,015,494	$1,257,833

Long-term capital gain	—	2,667,947	7,523,313

Total distributions	$564,845	$3,683,441	$8,781,146

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$264,341

Net unrealized appreciation — investments	734,426

Temporary book/tax differences	(402)

Capital loss carryforward	(3,452,731)

Shares of beneficial interest	41,409,053

Total net assets	$38,954,687

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

17        Invesco Fundamental Value Fund

  The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2017	$920,802

August 31, 2018	2,531,929

Total capital loss carryforward	$3,452,731

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the eleven months ended August 31, 2010 was $7,263,456 and $14,895,007, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,647,310

Aggregate unrealized (depreciation) of investment securities	(2,912,884)

Net unrealized appreciation of investment securities	$734,426

Cost of investments for tax purposes is $38,289,615.

NOTE 8—Share Information

	Summary of Share Activity

	For the eleven
	months ended		For the years ended September 30,
	August 31, 2010(a)		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount

Class A Shares
Sold	1,357,993	$12,990,847	285,610	$2,306,144	247,998	$3,207,911

Reinvestment of dividends and distributions	18,337	179,701	144,994	1,113,553	179,633	2,263,375

Redeemed	(1,613,951)	(15,317,124)	(597,635)	(4,710,120)	(774,513)	(9,596,253)

Net increase (decrease) — Class A	(237,621)	(2,146,576)	(167,031)	(1,290,423)	(346,882)	(4,124,967)

Class B Shares
Sold	1,300,362	12,184,831	291,917	2,294,118	152,455	1,817,366

Reinvestment of dividends and distributions	36,383	354,006	293,648	2,237,597	412,580	5,165,500

Redeemed	(1,918,187)	(18,352,790)	(1,177,436)	(9,357,976)	(1,410,144)	(16,848,366)

Net increase (decrease) — Class B	(581,442)	(5,813,953)	(591,871)	(4,826,261)	(845,109)	(9,865,500)

Class C Shares
Sold	28,761	284,911	62,444	497,765	28,400	339,178

Reinvestment of dividends and distributions	1,585	15,389	34,579	263,144	40,469	505,864

Redeemed	(100,487)	(984,950)	(128,874)	(994,683)	(91,505)	(1,096,654)

Net increase (decrease) — Class C	(70,141)	(684,650)	(31,851)	(233,774)	(22,636)	(251,612)

Class Y Shares
Sold	15,486	155,453	3,307	26,642	—	—

Reinvestment of dividends and distributions	461	4,507	2,438	18,703	3,479	43,796

Redeemed	(6,676)	(67,483)	(10,444)	(72,275)	(81,944)	(1,152,381)

Net increase (decrease) — Class Y	9,271	92,477	(4,699)	(26,930)	(78,465)	(1,108,585)

Net increase in (decrease) in share activity	(879,933)	$(8,552,702)	(795,452)	$(6,377,388)	(1,293,092)	$(15,350,664)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Effective November 30, 2010, all Invesco Funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

18        Invesco Fundamental Value Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	For the eleven
	months ended
	August 31,		For the year ended September 30,
	2010		2009		2008		2007		2006	2005

Selected per share data:
Net asset value, beginning of period	$9.66		$10.85		$14.25		$14.29		$14.32	$13.10

Income (loss) from investment operations:
Net investment income(a)	0.06		0.10		0.13		0.17		0.15	0.13

Net realized and unrealized gain (loss)	(0.39)		(0.66)		(2.24)		1.43		1.29	2.14

Total income (loss) from investment operations	(0.33)		(0.56)		(2.11)		1.60		1.44	2.27

Less dividends and distributions from:
Net investment income	(0.12)		(0.17)		(0.18)		(0.16)		(0.12)	(0.11)

Net realized gain	—		(0.46)		(1.11)		(1.48)		(1.35)	(0.94)

Total dividends and distributions	(0.12)		(0.63)		(1.29)		(1.64)		(1.47)	(1.05)

Net asset value, end of period	$9.21		$9.66		$10.85		$14.25		$14.29	$14.32

Total return(b)	(3.52)%		(3.61)%		(16.08)%		11.81%		10.95%	17.99%

Net assets, end of period(c)	$12,509		$15,418		$19,137		$30,067		$36,955	$36,759

Ratios to average net assets:
Total expenses

With fee waivers and/or expense reimbursements	1.51	%(d)(e)	1.65	%(e)	1.38	%(e)	1.30	%(e)	1.34%	1.36%

Net investment income	0.69	%(d)(e)	1.23	%(e)	1.09	%(e)	1.24	%(e)	1.06%	0.93%

Rebate from affiliates	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	—	—

Supplemental Data:
Portfolio turnover(g)	16%		57%		16%		25%		28%	37%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Net assets, end of period, is stated in thousands.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $15,872.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

19        Invesco Fundamental Value Fund

NOTE 9—Financial Highlights—(continued)

	Class B Shares
	For the eleven
	months ended
	August 31,		For the year ended September 30,
	2010		2009		2008		2007		2006	2005

Selected per share data:
Net asset value, beginning of period	$9.60		$10.79		$14.19		$14.23		$14.17	$12.98

Income (loss) from investment operations:
Net investment income(a)	0.06		0.11		0.14		0.19		0.16	0.03

Net realized and unrealized gain (loss)	(0.41)		(0.65)		(2.23)		1.42		1.29	2.13

Total income (loss) from investment operations	(0.35)		(0.54)		(2.09)		1.61		1.45	2.16

Less dividends and distributions from:
Net investment income	(0.12)		(0.19)		(0.20)		(0.17)		(0.04)	(0.03)

Net realized gain	—		(0.46)		(1.11)		(1.48)		(1.35)	(0.94)

Total dividends and distributions	(0.12)		(0.65)		(1.31)		(1.65)		(1.39)	(0.97)

Net asset value, end of period	$9.13		$9.60		$10.79		$14.19		$14.23	$14.17

Total return(b)	(3.70)%		(3.47)%		(16.03)%		11.98%		11.07%	17.27%

Net assets, end of period(c)	$23,065		$29,818		$39,935		$64,470		$59,807	$67,448

Ratios to average net assets:
Total expenses

With fee waivers and/or expense reimbursements	1.54	%(d)(e)	1.57	%(e)	1.28	%(e)	1.20	%(e)	1.19%	2.03%

Net investment income	0.66	%(d)(e)	1.31	%(e)	1.19	%(e)	1.34	%(e)	1.21%	0.26%

Rebate from affiliates	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	—	—

Supplemental data:
Portfolio turnover(g)	16%		57%		16%		25%		28%	37%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Net assets, end of period, is stated in thousands.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $26,925.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

20        Invesco Fundamental Value Fund

NOTE 9—Financial Highlights—(continued)

	Class C Shares
	For the eleven
	months ended
	August 31,		For the year ended September 30,
	2010		2009		2008		2007		2006	2005

Selected per share data:
Net asset value, beginning of period	$9.52		$10.71		$14.07		$14.13		$14.19	$12.99

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.01)		0.04		0.04		0.07		0.05	0.04

Net realized and unrealized gain (loss)	(0.39)		(0.66)		(2.21)		1.41		1.27	2.13

Total income (loss) from investment operations	(0.40)		(0.62)		(2.17)		1.48		1.32	2.17

Less dividends and distributions from:
Net investment income	(0.04)		(0.11)		(0.08)		(0.06)		(0.03)	(0.03)

Net realized gain	—		(0.46)		(1.11)		(1.48)		(1.35)	(0.94)

Total dividends and distributions	(0.04)		(0.57)		(1.19)		(1.54)		(1.38)	(0.97)

Net asset value, end of period	$9.08		$9.52		$10.71		$14.07		$14.13	$14.19

Total return(b)	(4.20)%		(4.39)%		(16.64)%		11.03%		10.08%	17.29%

Net assets, end of period(c)	$3,095		$3,914		$4,743		$6,551		$7,195	$6,024

Ratios to average net assets:
Total expenses

With fee waivers and/or expense reimbursements	2.26	%(d)(e)	2.40	%(e)	2.11	%(e)	2.02	%(e)	2.05%	1.98%

Net investment income (loss)	(0.06	)%(d)(e)	0.48	%(e)	0.36	%(e)	0.52	%(e)	0.35%	0.31%

Rebate from affiliates	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	—	—

Supplemental data:
Portfolio turnover(g)	16%		57%		16%		25%		28%	37%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Net assets, end of period, is stated in thousands.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $3,556.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

21        Invesco Fundamental Value Fund

NOTE 9—Financial Highlights—(continued)

	Class Y Shares
	For the eleven
	months
	ended
	August 31,		For the year ended September 30,
	2010		2009		2008		2007		2006	2005

Selected per share data:
Net asset value, beginning of period	$9.66		$10.86		$14.28		$14.31		$14.34	$13.13

Income (loss) from investment operations:
Net investment income(a)	0.09		0.12		0.17		0.21		0.18	0.16

Net realized and unrealized gain (loss)	(0.40)		(0.66)		(2.26)		1.43		1.29	2.15

Total income (loss) from investment operations	(0.31)		(0.54)		(2.09)		1.64		1.47	2.31

Less dividends and distributions from:
Net investment income	(0.14)		(0.20)		(0.22)		(0.19)		(0.15)	(0.16)

Net realized gain	—		(0.46)		(1.11)		(1.48)		(1.35)	(0.94)

Total dividends and distributions	(0.14)		(0.66)		(1.33)		(1.67)		(1.50)	(1.10)

Net asset value, end of period	$9.21		$9.66		$10.86		$14.28		$14.31	$14.34

Total return(b)	(3.30)%		(3.40)%		(15.92)%		12.12%		11.17%	18.31%

Net assets, end of period(c)	$287		$211		$288		$1,499		$1,565	$1,548

Ratios to average net assets:
Total expenses

With fee waivers and/or expense reimbursements	1.26	%(d)(e)	1.40	%(e)	1.13	%(e)	1.06	%(e)	1.10%	1.11%

Net investment income	0.94	%(d)(e)	1.48	%(e)	1.34	%(e)	1.48	%(e)	1.30%	1.18%

Rebate from affiliates	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	—	—

Supplemental data:
Portfolio turnover(g)	16%		57%		16%		25%		28%	37%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Net assets, end of period, is stated in thousands.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $306.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

NOTE 10—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

22        Invesco Fundamental Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Fundamental Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Fundamental Value Fund (formerly known as Morgan Stanley Fundamental Value Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, the statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 25, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

23        Invesco Fundamental Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$932.20	$6.92	$1,018.05	$7.22	1.42%

B	1,000.00	930.70	7.15	1,017.80	7.48	1.47

C	1,000.00	928.40	10.55	1,014.27	11.02	2.17

Y	1,000.00	933.10	5.70	1,019.31	5.96	1.17

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco Fundamental Value Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Fundamental Value Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed the information provided differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

25        Invesco Fundamental Value Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Fundamental Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Fundamental Value Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Fundamental Value Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	2,698,724	89,898	176,589	0

28        Invesco Fundamental Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-FVAL-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Large Cap Relative Value Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
20	Auditor’s Report
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Agreements
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Large Cap Relative Value Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Large Cap Relative Value Fund

Management’s Discussion of Fund Performance

Performance summary
For the eight months ended August 31, 2010, Invesco Large Cap Relative Value Fund underperformed the Russell 1000 Value Index, the Fund’s benchmark. As the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary reason the Fund underperformed its benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 12/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.53%

Class B Shares*	-7.06

Class C Shares*	-7.06

Class Y Shares	-6.41

Russell 1000 Value Index▼ (Broad Market/Style-Specific Index)	-3.03

Lipper Large-Cap Value Funds Index▼ (Peer Group Index)	-5.40

▼Lipper Inc.

*Share class incepted during the reporting period. For a detailed explanation of Fund performance see page 7.

How we invest
We call our investment philosophy value with a catalyst. We believe that undervalued companies which are experiencing positive changes (i.e., catalysts) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the under-valuation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value-to-
sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
At the beginning of the eight-month period covered by this report, riskier assets were outperforming securities considered safe havens, like U.S. Treasuries. This continued through the middle of April 2010. However, renewed credit problems in Europe and the market correction that occurred in May, June and into August, created a more uncertain environment which prompted many investors to favor safety over risk. Although recent market volatility created challenges, it also created some investment opportunities, as companies with positive fundamentals became more attractively valued. Also, despite the market finishing lower at the reporting period end, there were also a number of positives, including improved market liquidity, lean corporate infrastructures and merger and acquisition activity.
     An overweight allocation to the consumer discretionary sector was one of the largest contributors to performance of the Fund, as media stocks performed well due to an increase in advertising revenue over the reporting period.
     Stock selection in the health care sector was also one of the contributors to Fund performance. Notably, Genzyme’s stock price rose on the announcement from Sanofi-Aventis of their interest in

Portfolio Composition
By sector

Financials	20.1%

Energy	12.0

Health Care	11.4

Consumer Discretionary	11.3

Information Technology	10.8

Consumer Staples	10.5

Industrials	9.6

Utilities	4.6

Telecommunication Services	2.9

Materials	1.7

Money Market Funds Plus Other Assets Less Liabilities	5.1

Top 10 Equity Holdings*

1.	JPMorgan Chase & Co.	4.6%

2.	Marsh & McLennan Cos., Inc.	3.3

3.	General Electric Co.	3.2

4.	Viacom, Inc.	2.8

5.	eBay, Inc.	2.6

6.	Kraft Foods, Inc.	2.3

7.	American Electric Power Co., Inc.	2.3

8.	Occidental Petroleum Corp.	2.2

9.	Bank of America Corp.	2.1

10.	Wal-Mart Stores, Inc.	2.0

Total Net Assets	$225.8 million

Total Number of Holdings*	78
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Large Cap Relative Value Fund

acquiring Genzyme. We sold Genzyme on the acquisition announcement and resulting run-up in stock price.
     The information technology sector was the largest relative detractor from performance during the reporting period. The Fund was overweight the sector versus the Russell 1000 Value Index and was adversely affected by exposure to stocks in the hardware and equipment industry. Notably detracting from Fund performance was Hewlett-Packard, as the stock sold off significantly on the announcement that the CEO was leaving.
     Stock selection in the financials sector also detracted from Fund performance. In general, we focused on what we believed were lower risk financial companies with stronger balance sheets and less credit risk given the systemic risk in most financial stocks. However, the Fund had no exposure to REITs (real estate investment trusts), which performed well throughout the period. The Fund’s lack of exposure to REITs was based on our concern that valuations were high and that the commercial real estate market had weakened.
     Finally, stock selection in the energy sector also detracted from Fund performance. The Fund had most of its energy sector exposure in exploration and production companies. We had exposure to BP and Anadarko Petroleum. Each company was negatively affected by the oil spill in the Gulf of Mexico. During the period we eliminated our position in BP and significantly reduced our exposure to Anadarko Petroleum.
     Equity markets experienced a strong recovery during the period covered by this report. We believe that market volatility and the market correction that began in the second quarter of 2010 have created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals could be reflected in those companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Large Cap Relative Value Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is manager of Invesco Large Cap Relative Value Fund. He joined Invesco in 2010. Mr. Bastian earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan. He is a member of the CFA Institute and the Houston Society of Financial Analysts.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco Large Cap Relative Value Fund. He joined Invesco in 2010. Mr. Laskin earned a B.A. in history from Swarthmore College and an M.B.A. and M.A. from the Wharton School and Lauder Institute, respectively, of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco Large Cap Relative Value Fund. She joined Invesco in 2010. Ms. Maly earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management. She is a member of the Houston Society of Financial Analysts.
Sergio Marcheli
Portfolio manager, is manager of Invesco Large Cap Relative Value Fund. He joined Invesco in 2010. Mr. Marcheli earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Large Cap Relative Value Fund. He joined Invesco in 2010. Mr. Roeder earned a B.S. in accounting from Clemson University and an M.B.A. in economics and finance from the University of Chicago Graduate School of Business. He is a member of the CFA Institute and the Houston Society of Financial Analysts. He is also a Certified Public Accountant.

5	Invesco Large Cap Relative Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Fund and index data from 1/31/90
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Index data from 12/31/95, Fund data from 1/2/96

Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Class Y shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class Y shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s
Class A shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class A shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.

6	Invesco Large Cap Relative Value Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable
sales charges

Class A Shares

Inception (1/2/96)	5.99%

10 Years	1.18

5 Years	-1.72

1 Year	-3.51

Class B Shares

10 Years	1.15%

5 Years	-1.69

1 Year	-3.77

Class C Shares

10 Years	0.99%

5 Years	-1.35

1 Year	0.23

Class Y Shares

Inception (1/31/90)	8.18%

10 Years	2.00

5 Years	-0.35

1 Year	2.30

Effective June 1, 2010, Class I and Class P shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class Y and Class A shares, respectively, of Invesco Large Cap Relative Value Fund. Returns shown above for Class Y and Class A shares are blended returns of the predecessor fund and Invesco Large Cap Relative Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class B and Class C shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class P shares restated to reflect the higher 12b-1 fees applicable to Class B and Class C shares, respectively. Class B and Class C shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class P shares was January 2, 1996.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (1/2/96)	5.91%

10 Years	1.95

5 Years	-1.35

1 Year	8.14

Class B Shares

10 Years	1.91%

5 Years	-1.33

1 Year	8.51

Class C Shares

10 Years	1.76%

5 Years	-0.99

1 Year	12.51

Class Y Shares

Inception (1/31/90)	8.13%

10 Years	2.78

5 Years	0.00

1 Year	14.69

value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.96%, 1.71%, 1.71% and 0.71%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.01%, 1.76%, 1.76% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Large Cap Relative Value Fund

Invesco Large Cap Relative Value Fund’s investment objective is to seek high total return by investing primarily in equity securities that the Adviser believes to be undervalued relative to the stock market in general at the time of purchase.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	REITs are susceptible to risk associated with the ownership of real estate and the real estate industry in general. In addition, REITs depends on specialized management skills, may not be diversified, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Investments in REITs may involve duplication of management fees and certain other expenses.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.
■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

■	Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks can continue to be undervalued for long periods of time and may not ever realize their full value.

About indexes used in this report
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IVABX
Class B Shares	IVAHX
Class C Shares	IVAKX
Class Y Shares	MSIVX

8	Invesco Large Cap Relative Value Fund

Schedule of Investments(a)

August 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–94.9%
Air Freight & Logistics–0.5%
FedEx Corp.	14,793	$1,154,594

Apparel Retail–0.5%
Gap, Inc. (The)	65,324	1,103,322

Asset Management & Custody Banks–1.2%
Janus Capital Group, Inc.	61,726	560,472

State Street Corp.	64,372	2,258,170

		2,818,642

Automobile Manufacturers–0.6%
Ford Motor Co.(b)	127,027	1,434,135

Cable & Satellite–2.8%
Comcast Corp. (Class A)	210,183	3,598,333

Time Warner Cable, Inc.	52,945	2,732,491

		6,330,824

Communications Equipment–1.2%
Cisco Systems, Inc.(b)	133,735	2,681,387

Computer Hardware–2.6%
Dell, Inc.(b)	193,898	2,282,180

Hewlett-Packard Co.	93,219	3,587,067

		5,869,247

Consumer Electronics–1.0%
Sony Corp. (ADR) (Japan)	83,634	2,340,916

Data Processing & Outsourced Services–1.1%
Western Union Co. (The)	156,240	2,449,843

Diversified Banks–1.4%
US Bancorp	63,264	1,315,891

Wells Fargo & Co.	81,295	1,914,497

		3,230,388

Diversified Chemicals–1.6%
Dow Chemical Co. (The)	73,378	1,788,222

PPG Industries, Inc.	29,084	1,914,600

		3,702,822

Diversified Support Services–0.6%
Cintas Corp.	50,068	1,276,233

Drug Retail–1.2%
Walgreen Co.	104,399	2,806,245

Electric Utilities–4.6%
American Electric Power Co., Inc.	146,034	5,171,064

Edison International	41,700	1,407,375

Entergy Corp.	24,306	1,916,285

FirstEnergy Corp.	52,125	1,904,126

		10,398,850

Food Distributors–1.0%
Sysco Corp.	81,758	2,247,527

Health Care Distributors–0.6%
Cardinal Health, Inc.	45,584	1,365,697

Health Care Equipment–1.1%
Covidien PLC (Ireland)	70,622	2,495,782

Home Improvement Retail–1.3%
Home Depot, Inc.	104,203	2,897,885

Human Resource & Employment Services–0.9%
Manpower, Inc.	28,134	1,195,695

Robert Half International, Inc.	43,583	940,521

		2,136,216

Hypermarkets & Super Centers–2.0%
Wal-Mart Stores, Inc.	89,831	4,504,126

Industrial Conglomerates–5.5%
General Electric Co.	498,622	7,220,047

Siemens AG (ADR) (Germany)	19,232	1,741,073

Tyco International Ltd. (Switzerland)	93,405	3,482,138

		12,443,258

Industrial Machinery–1.5%
Dover Corp.	38,502	1,723,350

Ingersoll-Rand PLC (Ireland)	50,491	1,642,472

		3,365,822

Insurance Brokers–3.3%
Marsh & McLennan Cos., Inc.	313,700	7,440,964

Integrated Oil & Gas–7.4%
ConocoPhillips	49,535	2,597,120

Exxon Mobil Corp.	37,669	2,228,498

Hess Corp.	54,029	2,714,957

Occidental Petroleum Corp.	68,244	4,987,272

Royal Dutch Shell PLC (ADR) (United Kingdom)	77,770	4,125,698

		16,653,545

Integrated Telecommunication Services–1.1%
Verizon Communications, Inc.	82,008	2,420,056

Internet Software & Services–3.6%
eBay, Inc.(b)	252,136	5,859,640

Yahoo!, Inc.(b)	178,347	2,332,779

		8,192,419

Investment Banking & Brokerage–1.8%
Charles Schwab Corp. (The)	224,158	2,860,256

Morgan Stanley	46,874	1,157,319

		4,017,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Large Cap Relative Value Fund

	Shares	Value

IT Consulting & Other Services–1.0%
Amdocs Ltd.(b)	83,721	$2,196,002

Life & Health Insurance–0.7%
Principal Financial Group, Inc.	67,435	1,554,377

Managed Health Care–1.8%
UnitedHealth Group, Inc.	131,172	4,160,776

Motorcycle Manufacturers–0.4%
Harley-Davidson, Inc.	32,878	799,593

Movies & Entertainment–4.7%
Time Warner, Inc.	142,690	4,277,846

Viacom, Inc. (Class B)	202,166	6,352,056

		10,629,902

Office Services & Supplies–0.6%
Avery Dennison Corp.	40,244	1,308,735

Oil & Gas Equipment & Services–1.5%
Cameron International Corp.(b)	19,898	731,849

Schlumberger Ltd. (Netherlands Antilles)	47,816	2,550,027

		3,281,876

Oil & Gas Exploration & Production–3.2%
Anadarko Petroleum Corp.	78,960	3,631,370

Devon Energy Corp.	35,199	2,121,796

Noble Energy, Inc.	19,691	1,374,038

		7,127,204

Other Diversified Financial Services–7.7%
Bank of America Corp.	373,544	4,650,623

Citigroup, Inc.(b)	590,850	2,197,962

JPMorgan Chase & Co.	288,487	10,489,387

		17,337,972

Packaged Foods & Meats–3.6%
Kraft Foods, Inc. (Class A)	172,897	5,178,265

Unilever N.V. (NY Registered Shares) (Netherlands)	108,180	2,898,142

		8,076,407

Personal Products–1.1%
Avon Products, Inc.	83,127	2,418,996

Pharmaceuticals–7.9%
Abbott Laboratories	35,856	1,769,135

Bayer AG (ADR) (Germany)	38,030	2,327,303

Bristol-Myers Squibb Co.	167,443	4,366,913

Merck & Co., Inc.	103,185	3,627,985

Pfizer, Inc.	212,474	3,384,711

Roche Holding AG (ADR) (Switzerland)	66,375	2,258,323

		17,734,370

Property & Casualty Insurance–1.1%
Chubb Corp.	45,676	2,517,661

Regional Banks–2.8%
BB&T Corp.	55,690	1,231,863

Fifth Third Bancorp	102,432	1,131,873

PNC Financial Services Group, Inc.	79,283	4,040,262

		6,403,998

Semiconductor Equipment–0.3%
Lam Research Corp.(b)	20,047	723,897

Semiconductors–1.0%
Intel Corp.	130,743	2,316,766

Soft Drinks–1.6%
Coca-Cola Co. (The)	34,369	1,921,915

Coca-Cola Enterprises, Inc.	60,151	1,711,897

		3,633,812

Wireless Telecommunication Services–1.9%
Vodafone Group PLC (ADR) (United Kingdom)	174,136	4,210,609

Total Common Stocks & Other Equity Interests (Cost $236,021,523)		214,211,273

Money Market Funds–4.8%
Liquid Assets Portfolio–Institutional Class(c)	5,451,329	5,451,329

Premier Portfolio–Institutional Class(c)	5,451,329	5,451,329

Total Money Market Funds (Cost $10,902,658)		10,902,658

TOTAL INVESTMENTS-99.7% (Cost $246,924,181)		225,113,931

OTHER ASSETS LESS LIABILITIES–0.3%		652,020

NET ASSETS–100.0%		$225,765,951

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Large Cap Relative Value Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $236,021,523)	$214,211,273

Investments in affiliated money market funds, at value and cost	10,902,658

Total investments, at value (Cost $246,924,181)	225,113,931

Receivables for:
Investments sold	309,588

Fund shares sold	135,328

Dividends	523,177

Other assets	57,188

Total assets	226,139,212

Liabilities:
Payables for:
Investments purchased	190,870

Fund shares reacquired	47,069

Accrued fees to affiliates	99,033

Accrued other operating expenses	36,289

Total liabilities	373,261

Net assets applicable to shares outstanding	$225,765,951

Net assets consist of:
Shares of beneficial interest	$264,164,381

Undistributed net investment income	516,935

Undistributed net realized gain (loss)	(17,105,115)

Unrealized appreciation (depreciation)	(21,810,250)

$225,765,951

Net Assets:
Class A	$35,441,853

Class B	$9,788

Class C	$9,791

Class Y	$190,304,519

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	3,978,085

Class B	1,101

Class C	1,101

Class Y	21,342,130

Class A:
Net asset value per share	$8.91

Maximum offering price per share
(Net asset value of $8.91 divided by 94.50%)	$9.43

Class B:
Net asset value and offering price per share	$8.89

Class C:
Net asset value and offering price per share	$8.89

Class Y:
Net asset value and offering price per share	$8.92

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Large Cap Relative Value Fund

Statement of Operations

For the period January 1, 2010 through August 31, 2010 and the year ended December 31, 2009

	Eight months
	ended	Year ended
	August 31,	December 31,
	2010	2009

Investment income:
Dividends (net of foreign withholding taxes of $10,760 and $240, respectively)	$3,617,333	$5,192,648

Dividends from affiliated money market funds	3,299	37,182

Total investment income	3,620,632	5,229,830

Expenses:
Advisory fees	839,717	1,094,569

Administrative services fees	113,241	181,617

Custodian fees	8,010	23,270

Distribution fees:
Class A	82,284	99,319

Class B	25	—

Class C	30	—

Transfer agent fees — A, B, C and Y	211,282	166,330

Trustees’ and officers’ fees and benefits	4,897	7,997

Other	77,210	135,753

Total expenses	1,336,696	1,708,855

Less: Fees waived	(89,588)	(36,041)

Net expenses	1,247,108	1,672,814

Net investment income	2,373,524	3,557,016

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	13,747,427	(7,646,679)

Foreign currencies	—	(1,608)

Foreign currency contracts	—	(804)

	13,747,427	(7,649,091)

Change in net unrealized appreciation (depreciation) of investment securities	(32,466,179)	58,943,307

Net realized and unrealized gain (loss)	(18,718,752)	51,294,216

Net increase (decrease) in net assets resulting from operations	$(16,345,228)	$54,851,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Large Cap Relative Value Fund

Statement of Changes in Net Assets

For the period January 1, 2010 through August 31, 2010 and years ended December 31, 2009 and 2008

	Eight
	months ended	Year ended	Year ended
	August 31,	December 31,	December 31,
	2010	2009	2008

Operations:
Net investment income	$2,373,524	$3,557,016	$4,841,723

Net realized gain (loss)	13,747,427	(7,649,091)	(13,816,204)

Change in net unrealized appreciation (depreciation)	(32,466,179)	58,943,307	(81,221,714)

Net increase (decrease) in net assets resulting from operations	(16,345,228)	54,851,232	(90,196,195)

Distributions to shareholders from net investment income:
Class A	(302,493)	(540,679)	(751,903)

Class B	(29)	—	—

Class C	(29)	—	—

Class Y	(1,543,619)	(3,012,868)	(4,045,874)

Total distributions from net investment income	(1,846,170)	(3,553,547)	(4,797,777)

Distributions to shareholders from net realized gains:
Class A	—	—	(205,494)

Class Y	—	—	(1,014,350)

Total distributions from net realized gains	—	—	(1,219,844)

Share transactions–net:
Class A	(11,653,435)	6,292,646	995,628

Class B	10,029	—	—

Class C	10,278	—	—

Class Y	(8,569,624)	21,688,989	(6,971,865)

Net increase (decrease) in net assets resulting from share transactions	(20,202,752)	27,981,635	(5,976,237)

Net increase (decrease) in net assets	(38,394,150)	79,279,320	(102,190,053)

Net assets:
Beginning of year	264,160,101	184,880,781	287,070,834

End of year (includes undistributed net investment income of $516,935, $(10,419) and $22,177, respectively)	$225,765,951	$264,160,101	$184,880,781

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Large Cap Relative Value Fund is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On August 31, 2010, the Fund’s fiscal year-end changed from December 31 to August 31.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Large Cap Relative Value Fund (the “Acquired Fund”), an investment portfolio of Morgan Stanley Institutional Fund Inc. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class P and Class I shares received Class A and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class P and Class I shares prior to the Reorganization is included with Class A and Class Y shares, respectively, throughout this report.

13        Invesco Large Cap Relative Value Fund

  The Fund’s investment objective is to seek high total return by investing primarily in equity securities that the Adviser believes to be undervalued relative to the stock market in general at the time of purchase.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in

14        Invesco Large Cap Relative Value Fund

the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $541,712 to Morgan Stanley Investment Management Inc. (“MSIM”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 0.95%, 1.70%, 1.70% and 0.70%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to June 1, 2010, MSIM had voluntarily agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver of Class I and Class P shares to 0.70% and 0.95%, respectively, of the Acquired Fund’s average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market

15        Invesco Large Cap Relative Value Fund

funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the period January 1, 2010 to August 31, 2010, the Adviser and MSIM waived advisory fees of $1,417 and $88,171, respectively. For the year ended December 31, 2009, MSIM waived advisory fees of $36,041.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $91,733 to MSIM and JPMorgan Investor Services Co. For the period January 1, 2010 to August 31, 2010 and the year ended December 31, 2009, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $145,415 to Morgan Stanley Services Company Inc., which served as the Acquired Fund’s transfer agent. For the period January 1, 2010 to August 31, 2010 and the year ended December 31, 2009, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distribution Inc. (“MSDI”) to serve as the distributor for the Class I and Class P shares. Pursuant to such agreements, for the period January 1, 2010 to August 31, 2010 the Acquired Fund paid $43,225 to MSDI.
  For the period January 1, 2010 to August 31, 2010 and the year ended December 31, 2009, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $22 in front-end sales commissions from the sale of Class A shares and $0, $0 and $73 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period January 1, 2010 to August 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$220,528,305	$4,585,626	$—	$225,113,931

16        Invesco Large Cap Relative Value Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period January 1, 2010 to August 31, 2010 and the years ended December 31, 2009 and 2008:

	2010	2009	2008

Ordinary income	$1,846,170	$3,553,547	$4,797,777

Long-term capital gain	—	—	1,219,844

Total distributions	$1,846,170	$3,553,547	$6,017,621

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$516,935

Net unrealized appreciation (depreciation) — investments	(21,808,166)

Capital loss carryforward	(17,107,199)

Shares of beneficial interest	264,164,381

Total net assets	$225,765,951

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $13,741,318 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2017	$17,107,199

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

17        Invesco Large Cap Relative Value Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period January 1, 2010 to August 31, 2010 was $60,459,985 and $83,571,662, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,214,118

Aggregate unrealized (depreciation) of investment securities	(27,022,284)

Net unrealized appreciation (depreciation) of investment securities	$(21,808,166)

Cost of investments for tax purposes is $246,922,097.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on August 31, 2010, undistributed net realized gain (loss) was increased by $23,591,242 and shares of beneficial interest decreased by $23,591,242. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity

	Eight months ended		Years ended December 31,
	August 31, 2010(a)		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	436,507	$4,252,649	1,123,981	$8,975,796	841,574	$7,908,399

Class B(b)	1,098	10,000	—	—	—	—

Class C(b)	1,902	17,622	—	—	—	—

Class Y	3,039,187	29,758,628	8,322,250	66,094,588	3,121,756	32,040,380

Issued as reinvestment of dividends:
Class A	15,960	143,795	66,694	538,599	100,860	953,017

Class B(b)	3	29	—	—	—	—

Class C(b)	3	29	—	—	—	—

Class Y	82,064	740,212	371,731	3,003,453	528,952	5,041,743

Reacquired:
Class A	(1,702,393)	(16,049,879)	(405,848)	(3,221,749)	(742,491)	(7,865,788)

Class C(b)	(804)	(7,373)	—	—	—	—

Class Y	(4,072,356)	(39,068,464)	(5,510,984)	(47,409,052)	(4,503,187)	(44,053,988)

Net increase (decrease) in share activity	(2,198,829)	$(20,202,752)	3,967,824	$27,981,635	(652,536)	$(5,976,237)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 95% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

18        Invesco Large Cap Relative Value Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

													Ratio of		Ratio of
			Net gains										expenses		expenses		Ratio of
			(losses) on										to average		to average net		expenses		Ratio of net
	Net asset		securities		Dividends	Distributions							net assets		assets without		to average net		investment
	value,	Net	(both	Total from	from net	from net				Net asset		Net assets,	with fee waivers		fee waivers		assets excluding		income
	beginning	investment	realized and	investment	investment	realized	Total	Redemption		value, end	Total	end of period	and/or expenses		and/or expenses		non operating		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	Fees		of period	Return(b)	(000s omitted)	absorbed		absorbed		expenses		net assets		turnover(c)

Class A
Eight months ended 08/31/10	$9.59	$0.07	$(0.69)	$(0.62)	$(0.06)	$—	$(0.06)	$—		$8.91	(6.53)%	$35,442	0.91	%(d)	0.96	%(d)	—%		1.14	%(d)	24%
Year ended 12/31/09	7.84	0.11	1.75	1.86	(0.11)	—	(0.11)	0.00	(e)	9.59	24.00 (f)	50,149	0.94	(g)	0.95	(g)	0.94	(g)	1.36	(g)(h)	59
Year ended 12/31/08	11.85	0.18	(3.96)	(3.78)	(0.18)	(0.05)	(0.23)	0.00	(e)	7.84	(32.21)	34,856	0.92	(g)	0.92	(g)	0.92	(g)	1.81	(g)	50
Year ended 12/31/07	12.18	0.19	0.15	0.34	(0.18)	(0.49)	(0.67)	0.00	(e)	11.85	2.72	50,287	0.92	(g)	0.92	(g)	0.92	(g)	1.48	(g)	31
Year ended 12/31/06	11.09	0.17	1.61	1.78	(0.17)	(0.52)	(0.69)	0.00	(e)	12.18	16.38	63,300	0.93		0.93		0.93		1.44		33
Year ended 12/31/05	10.51	0.12	0.91	1.03	(0.12)	(0.33)	(0.45)	—		11.09	9.81	101,499	0.93		0.93		0.93		1.10		46

Class B
Eight months ended 08/31/10(i)	9.11	0.01	(0.20)	(0.19)	(0.03)	—	(0.03)	—		8.89	(2.13)	10	1.62	(d)	1.62	(d)	—		0.43	(d)	24

Class C
Eight months ended 08/31/10(i)	9.11	0.01	(0.20)	(0.19)	(0.03)	—	(0.03)	—		8.89	(2.13)	10	1.62	(d)	1.62	(d)	—		0.43	(d)	24

Class Y
Eight months ended 08/31/10	9.60	0.09	(0.70)	(0.61)	(0.07)	—	(0.07)	—		8.92	(6.41)	190,305	0.66	(d)	0.71	(d)	—		1.39	(d)	24
Year ended 12/31/09	7.85	0.13	1.75	1.88	(0.13)	—	(0.13)	0.00	(e)	9.60	24.28 (f)	214,011	0.69	(g)	0.70	(g)	0.69	(g)	1.61	(g)(h)	59
Year ended 12/31/08	11.86	0.21	(3.96)	(3.75)	(0.21)	(0.05)	(0.26)	0.00	(e)	7.85	(32.01)	150,025	0.67	(g)	0.67	(g)	0.67	(g)	2.06	(g)	50
Year ended 12/31/07	12.20	0.21	0.16	0.37	(0.22)	(0.49)	(0.71)	0.00	(e)	11.86	2.90	236,784	0.67	(g)	0.67	(g)	0.67	(g)	1.71	(g)	31
Year ended 12/31/06	11.10	0.20	1.62	1.82	(0.20)	(0.52)	(0.72)	0.00	(e)	12.20	16.47	211,904	0.68		0.68		0.68		1.71		33
Year ended 12/31/05	10.52	0.15	0.90	1.05	(0.14)	(0.33)	(0.47)	—		11.10	10.07	102,973	0.68		0.68		0.68		1.36		46

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $49,438, $10, $12 and $215,879 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	Amount is less than $0.005 per share.
(f)	Performance was positively impacted by approximately 0.26% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A and Class Y shares would have been approximately 23.74% and 24.02%, respectively.
(g)	The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is 0.01%, 0.01% and less than 0.005% for the years ended December 31, 2009, 2008 and 2007, respectively.
(h)	Ratio of net investment income to average net assets without fee waivers and/or expenses absorbed was 1.35% and 1.60% for the year ended December 31, 2009 for Class A and Class Y shares, respectively.
(i)	Commencement date of June 1, 2010.

NOTE 11—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

19        Invesco Large Cap Relative Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Large Cap Relative Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Large Cap Relative Value Fund (formerly known as Morgan Stanley Large Cap Relative Value Fund, an investment portfolio of Morgan Stanley Institutional Fund, Inc.; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, the statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 25, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

20        Invesco Large Cap Relative Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2,3]	Ratio
A	$1,000.00	$928.00	$4.37	$1,020.67	$4.58	0.90%

B	1,000.00	978.70	4.04	1,017.04	8.24	1.62

C	1,000.00	978.70	4.04	1,017.04	8.24	1.62

Y	1,000.00	929.10	3.16	1,021.93	3.31	0.65

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010 (as of close of business June 1, 2010 through August 31, 2010 for the Class B and Class C shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class B and Class C shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 92 (as of close of business June 1, 2010 through August 31, 2010)/365. Because the Class B and Class C shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class B and Class C shares of the Fund and other funds because such data is based on a full six month period.

21        Invesco Large Cap Relative Value Fund

Approval of Investment Advisory and Sub-Advisory Agreements With Invesco Advisers, Inc. and Its Affiliates

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Large Cap Relative Value Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services.

22        Invesco Large Cap Relative Value Fund

The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

23        Invesco Large Cap Relative Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco Large Cap Relative Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-LCRV-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders                                     August 31, 2010

Invesco New York Tax-Free Income Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
25	Auditor’s Report
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Agreements
29	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
      First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
      Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
      And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
      Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
      If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
      I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco New York Tax-Free Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
      To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
      We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
      It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
      As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco New York Tax-Free Income Fund

Management’s Discussion of Fund Performance

Performance summary
All share classes of Invesco New York Tax-Free Income Fund posted positive returns during the eight-month reporting period ended August 31, 2010. The Fund’s Class A shares, at net asset value (NAV), outperformed both the Fund’s broad market and style-specific benchmark, the Barclays Capital New York Exempt Index, and the Fund’s peer group index, the Lipper New York Municipal Debt Funds Index. The Fund’s focus on the long-end of the yield curve and overweight positions in lower quality securities as well as non-rated issues were the main contributors to relative outperformance at NAV versus the Barclays Capital New York Exempt Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 12/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.52%

Class B Shares	7.52

Class C Shares	7.20

Class Y Shares	7.74

Barclays Capital New York Exempt Index▼ (Broad Market/Style-Specific Index)	6.65

Lipper New York Municipal Debt Funds Index■ (Peer Group Index)	7.12

▼	Invesco, IDC via FactSet; ■Lipper Inc.

How we invest
The Fund will normally invest at least 80% of its assets in securities that pay interest exempt from federal, New York state and New York City income taxes or other local income taxes. We generally invest the Fund’s assets in investment grade, New York municipal obligations. These municipal obligations will have the following ratings at the time of purchase:
■	Municipal bonds–within the four highest grades by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Ratings Group (S&P), or Fitch Ratings (Fitch)

■	Municipal notes–within the two highest grades or, if not rated, have outstanding bonds within the four highest grades by Moody’s, S&P or Fitch
■	Municipal commercial paper–within the highest grade by Moody’s, S&P or Fitch We may also invest in unrated securities, which we judge to be of comparable quality to the securities described above. Additionally, we may invest up to 5% of the Fund’s net assets in municipal obligations rated below investment grade (commonly known as junk bonds) or, if unrated, of comparable quality based on our determination.
      We buy and sell New York municipal securities with a view toward seeking a high level of current income exempt from federal and New York state and New York city income taxes or other local income taxes. In selecting securities for purchase and sale, we use our research capabilities to identify and monitor investment opportunities. In conducting research and analysis, we consider a number of factors, including general market and economic conditions and credit and interest rate risk.
     Portfolio securities are typically sold when our assessment of any of these factors materially change. Measures of interest rate risk that we evaluate include duration, coupon, maturity and call protection. Measures of credit risk evaluated include individual issuer analysis, sector weightings, geographic distribution and quality spreads.

Market conditions and your Fund
Market conditions during the eight-month period covered in this report were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and most of the developed world, a gradual and somewhat lackluster economic recovery continued, with central banks keeping interest rates at extremely low levels, and few of them withdrawing their quantitative easing measures. This has helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for

Portfolio Composition†
By credit quality, based on total investments

AAA	13.7%

AA+	4.6

AA	9.2

AA-	13.8

A+	13.4

A	4.2

A-	0.8

BBB+	9.0

BBB	7.6

BBB-	5.6

BB+	3.8

BB-	0.5

N/A	13.0

Non-Rated	1.8

Cash	-1.0

Top 10 Holdings*

1.	New York State Dormitory Authority – Cornell University	7.0%

2.	New York State Dormitory Authority – State University	3.2

3.	Puerto Rico Highway & Transportation Authority	3.1

4.	New York City Transitional Finance Authority	3.0

5.	New York City Health & Hospital Corp.	3.0

6.	New York City Industrial Development Agency	2.9

7.	New York State Dormitory Authority – Suffolk County	2.8

8.	City of New York	2.4

9.	Long Island Power Authority	2.3

10.	New York City Housing Development Corp.	2.0

Total Net Assets	$72.2 million

Total Number of Holdings*	97

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

†	Source: Standard and Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit www.standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.

*	Excluding cash equivalent holdings.

4	Invesco New York Tax-Free Income Fund

Greece and other southern euro zone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment continued to weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.7% in the second quarter of 2010. In the first quarter, real GDP increased 3.7%.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy: “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 Consequently, it was widely expected that the Fed would continue to keep rates low for an extended period.
     Sector performance was driven by credit quality spread tightening largely a result of continued flows into the municipal market combined with less tax-exempt issuance. As a result, BBB-rated and lower credit quality bonds outperformed. Fund flows continued to remain strong after a record 2009. In addition, the new issuance during the reporting period was about 1.5% ahead of last year’s pace: at $261.0 billion versus 257.3 billion.3 However, approximately 30% of supply since the beginning of the year was in the form of taxable Build America Bonds.3
     Historically, the state of New York has benefited from its broad-based and wealthy economy. However, the economic slowdown and concerns on Wall Street, as well as the volatility in the financial markets posed challenges for the state and its financial position. Like many states, New York is currently looking for solutions to compensate for declines in revenues, particularly falling personal income taxes.
     The Fund generated positive absolute returns for the period. In terms of yield curve positioning, an overweight to the long-end of the curve contributed to relative returns versus the Barclays Capital New York Exempt Index as this part of the curve generated the highest returns over the reporting period.
     As discussed earlier, during the reporting period lower rated tax-exempt bonds experienced significant price increases relative to high quality issues. An overweight exposure to BBB and non-rated bonds was a positive contributor to relative and absolute returns.
     At a sector level, the Fund’s underweight position in the tax-supported sector, specifically local general obligation bonds, and, to a lesser extent, the dedicated tax sector, was the primary performance detractor on a relative basis. At the industry level, we were overweight hospital revenue bonds, which contributed to positive relative returns. However, we continued to monitor the health care sector in light of recent health care reform, and we continued to diversify out of the sector by selling weaker issuers on analyst recommendations, including swapping deep discount hospital bonds for new issue higher coupon bonds and university revenue bonds.
     Our overweight exposure to industrial development revenue/pollution control revenue bonds over the reporting period also contributed to relative performance. However, our underweight in the transportation sector dampened relative returns.
     We use inverse floating rate securities in Invesco New York Tax-Free Income Fund to help manage duration, yield curve exposure and credit exposure, and to potentially enhance yield. Over the reporting period, the exposure to inverse floating rate securities within the fund contributed positively to the Fund return.
     Thank you for investing in Invesco New York Tax-Free Income Fund and for sharing our long-term investment horizon.
1	Bureau of Economic Analysis

2	U.S. Federal Reserve

3	Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Mark Paris
Portfolio manager, is manager of Invesco New York Tax-Free Income Fund. Mr. Paris joined Invesco in 2010. He earned a B.B.A. in finance from the City University of New York.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco New York Tax-Free Income Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Julius Williams
Portfolio manager, is manager of Invesco New York Tax-Free Income Fund. Mr. Williams joined Invesco in 2010. Mr.
Williams earned a B.A. in economics and sociology and an M.E. in educational psychology from the University of Virginia.

5	Invesco New York Tax-Free Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 4/25/85, index data from 4/30/85

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Perfor-
mance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco New York Tax-Free Income Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)	4.66%

10 Years	4.99

5 Years	3.88

1 Year	6.25

Class B Shares

Inception (4/25/85)	6.49%

10 Years	5.16

5 Years	4.63

1 Year	6.53

Class C Shares

Inception (7/28/97)	4.43%

10 Years	4.85

5 Years	4.33

1 Year	9.91

Class Y Shares

Inception (7/28/97)	5.20%

10 Years	5.62

5 Years	5.15

1 Year	11.76
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco New York Tax-Free Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco New York Tax-Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.90%, 0.89%, 1.40% and 0.65%, respectively.1 The total annual Fund

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (7/28/97)	4.42%

10 Years	4.89

5 Years	3.23

1 Year	6.44

Class B Shares

Inception (4/25/85)	6.38%

10 Years	5.05

5 Years	4.01

1 Year	6.75

Class C Shares

Inception (7/28/97)	4.20%

10 Years	4.75

5 Years	3.67

1 Year	10.17

Class Y Shares

Inception (7/28/97)	4.97%

10 Years	5.51

5 Years	4.51

1 Year	12.03
operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.13%, 1.12%, 1.63% and 0.88%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
[1]	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information

7	Invesco New York Tax-Free Income Fund

Invesco New York Tax-Free Income Fund’s investment objective is to provide a high level of current income exempt from federal, New York state and New York city income tax or other local income taxes, consistent with the preservation of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund.

Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leases and installment purchase or conditional sale contract (which may provide for title to be leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain non-appropriation for the issuance of debt. Certain lease obligations contain non-appropriation clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing non-appropriation clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including deposition of the property.

■	The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of the uses of the project to pay for the facilities. This could cause a decline in the Fund’s value.

■	The inverse floating rate municipal obligations in which the fund may invest include derivative instruments such as residual interest bonds (RIBs) or tender option bonds (TOBs). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third-party investors, and inverse floating residual interests, which are purchased by the Fund. There short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the fund is paid the residual cash flow from the bond held by the special purpose trust.

■	The Fund may invest up to 20% of its total assets in securities subject to the federal alternative minimum tax.

About indexes used in this report
■	The Barclays Capital New York Exempt Index an unmanaged index that tracks the performance of New York issued municipal bonds rated at least Baa or BBB by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively and with maturities of 2 years or greater.

■	The Lipper New York Municipal Debt Fund Index is an unmanaged index considered representative of New York municipal debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	NYFAX
Class B Shares	NYFBX
Class C Shares	NYFCX
Class Y Shares	NYFDX

8	Invesco New York Tax-Free Income Fund

Schedule of Investments

August 31, 2010

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–(106.6%)
Guam–(0.4%)
Guam Power Authority, Ser 2010 A	5.50%	10/01/40	$185	$185,944

Territory of Guam Section 30, Ser A	5.625%	12/01/29	135	143,540

				329,484

New York–(96.7%)
Albany County Airport Authority, Ser 2010 A (AGM Insd)(a)	5.00%	12/15/25	500	550,785

Brooklyn Arena Local Development Corp., Ser 2009(b)	0.00	07/15/34	1,510	346,273

Brooklyn Arena Local Development Corp., Ser 2009	6.25%	07/15/40	200	214,656

Brooklyn Arena Local Development Corp., Ser 2009	6.375%	07/15/43	200	214,804

Chautauqua County Industrial Development Agency, Dunkirk Power Project	5.875%	04/01/42	425	444,129

City of New York, Ser 2008 F1	5.50%	11/15/28	750	865,687

City of New York, Subser 1993 A-10(c)(d)(e)	0.24%	08/01/16	180	180,000

City of New York, Subser 2005 E-2(c)(d)(e)	0.25%	08/01/34	600	600,000

City of New York, Subser 2006 I-8(c)(d)(e)	0.25%	04/01/36	1,700	1,700,000

City of New York, Subser 2008 G-1	6.25%	12/15/35	400	477,064

City of New York, Subser 2008 I-1	5.00%	02/01/25	405	456,054

City of New York, Subser 2009 I-1	5.25%	04/01/32	900	1,002,807

City of Troy Capital Resource Corp., Rensselaer Polytechnic Ser 2010 A	5.00%	09/01/30	500	524,060

County of Nassau, Ser 2009 (AGC Insd)(a)	5.00%	10/01/27	675	766,962

Essex County Industrial Development Agency, Ser A (AMT)	5.20%	12/01/23	500	500,415

Long Island Power Authority, Ser 2000 A (AGM Insd)(a)(b)	0.00%	06/01/18	2,000	1,653,500

Long Island Power Authority, Ser 2003 C (CIFG Insd)(a)	5.25%	09/01/29	405	479,702

Madison County Industrial Development Agency, Colgate University Project Ser 2003 B	5.00%	07/01/33	1,000	1,028,510

Metropolitan Transportation Authority, Dedicated Tax Refg Ser 2002 A (AGM Insd)(a)	5.25%	11/15/24	500	539,665

Metropolitan Transportation Authority, Dedicated Tax Ser 2009 B	5.00%	11/15/34	500	539,760

Metropolitan Transportation Authority, Ser 2009 B	5.25%	11/15/27	615	711,094

Nassau County Industrial Development Agency, Ser A	5.875%	01/01/18	500	511,510

Nassau County Tobacco Settlement Corp., Ser 2006	5.25%	06/01/26	1,000	955,540

New York City Health & Hospital Corp., Health Ser 2003 A (AMBAC Insd)(a)	5.25%	02/15/22	2,000	2,159,380

New York City Housing Development Corp., East Midtown Project Ser 1978	6.50%	11/15/18	1,327	1,331,223

New York City Housing Development Corp., Ruppert Project Project Ser 1978	6.50%	11/15/18	1,384	1,457,947

New York City Industrial Development Agency, 7 World Trade Center, LLC Ser 2005 A	6.25%	03/01/15	425	426,551

New York City Industrial Development Agency, Airis JFK I LLC Ser 2001 A (AMT)	5.50%	07/01/28	1,000	905,790

New York City Industrial Development Agency, IAC/Interactive Corp., Ser 2005	5.00%	09/01/35	625	588,475

New York City Industrial Development Agency, New York Stock Exchange Refg Ser 2009	5.00%	05/01/25	500	548,185

New York City Industrial Development Agency, Polytechnic University Refg Ser 2007 (ACA Insd)(a)	5.25%	11/01/37	500	486,560

New York City Industrial Development Agency, Queens Baseball Stadium Ser 2006 (AMBAC Insd)(a)	5.00%	01/01/46	1,250	1,172,337

New York City Industrial Development Agency, Staten Island University Hospital	6.375%	07/01/31	420	424,683

New York City Industrial Development Agency, Terminal One Group Association Ser 2005 (AMT)	5.50%	01/01/24	2,000	2,085,100

New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Ser 2009 FF	5.50%	06/15/40	1,000	1,139,990

New York City Transitional Finance Authority, 2010 Subser A-1(f)	5.00%	05/01/30	1,965	2,199,187

New York City Transitional Finance Authority, Building Aid, Ser 2009 S-3	5.25%	01/15/27	500	565,525

New York City Transitional Finance Authority, Building Aid, Ser 2009 S-3	5.25%	01/15/39	500	545,745

New York City Transitional Finance Authority, Ser 2009 2	6.00%	07/15/33	350	410,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco New York Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

New York City Transitional Finance Authority, Ser 2009 S-5	5.00%	01/15/31	$595	$635,859

New York Counties Tobacco Trust IV, Ser 2005 A	5.00%	06/01/45	1,000	753,730

New York Liberty Development Corp., Ser 2010 3	6.375%	07/15/49	500	537,350

New York Mortgage Agency, Homeowner Ser 143 (AMT)	4.90%	10/01/37	975	976,043

New York State Dormitory Authority, Brooklyn Law School Ser 2009	5.75%	07/01/33	660	729,934

New York State Dormitory Authority, Catholic Health Long Island–St Francis Hospital Ser 2004	5.00%	07/01/27	1,000	1,020,890

New York State Dormitory Authority, Cornell University–Ser 2009 A(f)	5.00%	07/01/35	4,725	5,053,340

New York State Dormitory Authority, Court Facilities Lease Ser 2005 A (AMBAC Insd)(a)	5.50%	05/15/27	710	860,200

New York State Dormitory Authority, Court Facilities Lease Ser 2005 A (AMBAC Insd)(a)	5.50%	05/15/31	555	649,861

New York State Dormitory Authority, Fordham University Ser 2008 B (AGC Insd)(a)	5.00%	07/01/33	500	537,665

New York State Dormitory Authority, Manhattan College Ser 2007 A (RADIAN Insd)(a)	5.00%	07/01/41	400	394,400

New York State Dormitory Authority, Manhattan Marymount 2009	5.25%	07/01/29	500	519,475

New York State Dormitory Authority, Mental Health Services Facilities Improvement Ser A (AGM Insd)(a)	5.00%	02/15/27	500	546,465

New York State Dormitory Authority, Montefiore Hospital–FHA Insured Mtge Ser 2004 (NATL-RE & FGIC Insd)(a)	5.00%	08/01/29	1,000	1,037,620

New York State Dormitory Authority, New York School District Ser 2008 D (AGC Insd)(a)	5.75%	10/01/24	500	585,890

New York State Dormitory Authority, New York School District Ser 2009 C (AGC Insd)(a)	5.00%	10/01/24	500	568,330

New York State Dormitory Authority, New York University Ser 1 (CR) (BHAC & AMBAC Insd)(a)	5.50%	07/01/31	680	820,189

New York State Dormitory Authority, New York University Ser 2008	5.00%	07/01/38	660	703,289

New York State Dormitory Authority, North Shore Long Island Jewish, Ser 2009 A	5.50%	05/01/37	500	528,900

New York State Dormitory Authority, Orange Regional Medical Center Ser 2008	6.125%	12/01/29	500	517,770

New York State Dormitory Authority, School District Ser 2002 C (NATL-RE Insd)(a)	5.25%	04/01/21	1,000	1,085,450

New York State Dormitory Authority, School District Ser 2002 E (NATL-RE Insd)(a)	5.50%	10/01/17	1,000	1,081,880

New York State Dormitory Authority, St Francis College Ser 2010	5.00%	10/01/40	350	356,934

New York State Dormitory Authority, St Josephs College Ser 2010	5.25%	07/01/35	500	517,440

New York State Dormitory Authority, State University Ser 1993 A	5.25%	05/15/15	2,000	2,292,500

New York State Dormitory Authority, Suffolk County Judicial Ser 1986 (ETM)	7.375%	07/01/16	1,665	1,990,524

New York State Dormitory Authority, Winthrop South Nassau University Health Ser 2003 B	5.50%	07/01/23	750	774,022

New York State Energy Research & Development Authority, Ser 1991 B(c)(d)(g)	13.076%	07/01/26	700	702,968

New York State Environmental Facilities Corp., Ser 2010 C	5.00%	10/15/39	400	438,536

New York State Environmental Facilities Corp., State Clean Water and Drinking Water, Ser 2005 B	5.50%	04/15/35	310	387,178

New York State Environmental Facilities Corp., State Clean Water and Drinking Water, Ser 2009 A(f)	5.13%	06/15/38	900	985,878

New York State Thruway Authority, Ser 2007 H (NATL-RE & FGIC Insd)(a)	5.00%	01/01/29	1,000	1,074,470

New York State Thruway Authority, Ser 2009 B	5.00%	04/01/29	500	551,860

New York State Urban Development Corp., Service Contract Ref Ser 2008 B	5.25%	01/01/24	750	843,585

North Syracuse Central School District, Onondaga County Ref Ser 2009 A (NATL-RE & FGIC Insd)(a)	5.00%	06/15/23	935	1,105,058

Oneida County Industrial Development Agency, St. Elizabeth Medical Center, Ser A	5.875%	12/01/29	425	425,081

Onondaga Civic Development Corp., Le Moyne College Project Ser 2010	5.375%	07/01/40	440	453,006

Seneca County Industrial Development Agency, Seneca Meadows, Inc. Ser 2008 (AMT)(h)	6.625%	10/01/35	350	354,564

Suffolk County Industrial Development Agency, Jeffersons Ferry Ser 2006	5.00%	11/01/28	1,000	970,880

Town of Hempstead Local Development Corp., Molloy College, Ser 2009	5.75%	07/01/39	545	584,720

Triborough Bridge & Tunnel Authority, Ser 2008	4.75%	11/15/29	200	215,836

Triborough Bridge & Tunnel Authority, Ser 2008	5.00%	11/15/37	500	534,385

Trust for Cultural Resources, Carnegie Hall Ser A	5.00%	12/01/39	350	369,061

TSASC, Inc., Tobacco Settlement Ser 2006-1	5.125%	06/01/42	475	384,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco New York Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

United Nations Development Corp., Ser 2009 A	5.00%	07/01/26	$810	$898,023

Westchester Tobacco Asset Securitization, Ser 2005	5.125%	06/01/45	1,000	763,840

				69,829,891

Puerto Rico–(8.2%)
Puerto Rico Commonwealth Infrastructure Financing Authority, Ser 2005 C (AMBAC Insd)(a)	5.50%	07/01/27	275	304,788

Puerto Rico Electric Power Authority, Ser 2007 TT	5.00%	07/01/37	1,000	1,024,930

Puerto Rico Electric Power Authority, Ser WW	5.25%	07/01/33	500	524,495

Puerto Rico Highway & Transportation Authority, Refg Ser 1993 X	5.50%	07/01/15	2,000	2,219,140

Puerto Rico Infrastructure Financing Authority, Ser 2000 A(i)	5.375%	10/01/10	1,000	1,014,320

Puerto Rico Sales Tax Financing Corp., Ser 2009 A(i)	5.00%	08/01/39	345	360,076

Puerto Rico Sales Tax Financing Corp., Ser 2010 A(b)	0.00%	08/01/34	1,000	239,770

Puerto Rico Sales Tax Financing Corp., Ser 2010 A	5.375%	08/01/39	215	227,105

				5,914,624

Virgin Islands–(1.3%)
Virgin Islands Public Finance Authority, Matching Fund Loan Diago A	6.625%	10/01/29	345	391,140

Virgin Islands Public Finance Authority, Matching Fund Loan Note-Senior Lien A	5.00%	10/01/29	500	516,380

				907,520

TOTAL INVESTMENTS–106.6% (Cost $72,170,313)				76,981,519

OTHER ASSETS LESS LIABILITIES–0.4%				316,396

Floating Rate Note and Dealer Trusts Obligations Related to Securities Held–(7.0)
Notes with interest rates of 0.31% at 08/31/10 and contractual maturities of collateral ranging from 05/01/28 to 06/15/38 (See Note 1I)(j)				(5,065,000)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS–100.0%				$72,232,915

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Assurance Corp.
AMT	– Alternative Minimum Tax
BHAC	– Berkshire Hathaway Assurance Corp.
CIFG	– CIFG Assurance North America, Inc.
CR	– Custodial Receipts
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Co.
FHA	– Federal Housing Administration
NATL-RE	– National Public Finance Guarantee Corp.

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Capital appreciation bond.
(c)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(d)	Security is considered a cash equivalent.
(e)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(f)	Underlying security related to Special Purpose Trusts entered into by the Fund (See Note 1I).
(g)	Current coupon rate for inverse floating rate municipal obligations (See Note 9). This rate resets periodically as the auction rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $702,968 which represents 1.0% of net assets applicable to common shareholders.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $354,564 which represented 0.5% of the Fund’s Net Assets.
(i)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(j)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at August 31, 2010. At August 31, 2010, the Fund’s investments with a value of $8,238,405 are held by the Dealer Trusts and serve as collateral for the $5,065,000 in floating rate note and dealer trust obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco New York Tax-Free Income Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $72,170,313)	$76,981,519

Receivable for:
Fund shares sold	31,079

Interest	781,700

Fund expenses absorbed	7,584

Other Assets	5,565

Total assets	77,807,447

Liabilities:
Floating rate note and dealer trusts obligations	5,065,000

Payable for:
Fund shares reacquired	105,586

Amount due to custodian	265,946

Dividends	6,820

Accrued fees to affiliates	25,918

Accrued other operating expenses	39,688

Trustee deferred compensation and retirement plans	65,574

Total liabilities	5,574,532

Net assets applicable to shares outstanding	$72,232,915

Net assets consist of:
Shares of beneficial interest	$68,120,430

Undistributed net investment income	240,927

Undistributed net realized gain (loss)	(939,648)

Unrealized appreciation	4,811,206

$72,232,915

Net Assets:
Class A	$46,528,379

Class B	$14,952,387

Class C	$3,808,569

Class Y	$6,943,580

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	4,149,865

Class B	1,342,776

Class C	342,497

Class Y	626,115

Class A:
Net asset value per share	$11.21

Maximum offering price per share, (Net asset value of $11.21 divided by 94.50%)	$11.86

Class B:
Net asset value and offering price per share	$11.14

Class C:
Net asset value and offering price per share	$11.12

Class Y:
Net asset value and offering price per share	$11.09

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco New York Tax-Free Income Fund

Statement of Operations

For the period January 1, 2010 through August 31, 2010 and the year ended December 31, 2009

	Eight months ended	Year ended
	August 31,	December 31,
	2010	2009

Investment income:
Interest	$2,506,944	$3,861,491

Expenses
Advisory fees	217,704	324,540

Administrative services fees	35,507	55,241

Custodian fees	2,038	2,163

Distribution fees:
Class A	76,708	111,849

Class B	33,897	57,069

Class C	16,000	23,472

Transfer agent fees	19,750	29,814

Trustees’ and officers’ fees and benefits	17,623	8,662

Professional fees	43,126	101,626

Reports to shareholder fees	27,475	42,341

Interest and residual trust expenses	31,889	12,104

Other	17,213	30,996

Total expenses	538,930	799,877

Less: Fees waived	(78,878)	(167,803)

Net expenses	460,052	632,074

Net investment income	2,046,892	3,229,417

Realized and unrealized gain (loss):
Investment securities	366,947	(1,208,689)

Futures contracts	—	252,326

	366,947	(956,363)

Change in unrealized appreciation (depreciation) on:
Investment securities	2,704,990	8,273,640

Futures contracts	—	(389,001)

	2,704,990	7,884,639

Net realized and unrealized gain	3,071,937	6,928,276

Net increase in net assets resulting from operations	$5,118,829	$10,157,693

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco New York Tax-Free Income Fund

Statements of Changes in Net Assets

For the period ended January 1, 2010 through August 31, 2010 and the years ended December 31, 2009 and 2008, respectively.

	Eight Months Ended	Year ended	Year ended
	August 31,	December 31,	December 31,
	2010	2009	2008

Operations:
Net investment income	$2,046,892	$3,229,417	$3,461,845

Net realized gain (loss)	366,947	(956,363)	1,788,426

Change in net unrealized appreciation (depreciation)	2,704,990	7,884,639	(8,753,239)

Net increase (decrease) in net assets resulting from operations	5,118,829	10,157,693	(3,502,968)

Distributions to shareholders from net investment income:
Class A shares	(1,348,666)	(2,069,014)	(2,147,722)

Class B shares	(399,841)	(691,933)	(726,603)

Class C shares	(82,371)	(128,410)	(113,961)

Class Y shares	(186,410)	(305,375)	(449,044)

Total Dividends	(2,017,288)	(3,194,732)	(3,437,330)

Distributions to shareholders from net realized gains:
Class A shares	—	(999,885)	(562,640)

Class B shares	—	(334,293)	(189,157)

Class C shares	—	(72,059)	(33,640)

Class Y shares	—	(139,005)	(97,233)

Total Distributions from net realized gains	—	(1,545,242)	(882,670)

Net increase (decrease) from in net assets resulting from share transactions	(1,215,025)	(1,870,657)	(4,956,603)

Net increase (decrease) in net assets	1,886,516	3,547,062	(12,779,571)

Net Assets:
Beginning of year	70,346,399	66,799,337	79,578,908

End of year (Includes undistributed net investment income of $240,927, $212,455 and $191,563, respectively)	$72,232,915	$70,346,399	$66,799,337

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco New York Tax-Free Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On August 31, 2010, the Fund’s fiscal year-end changed from December 31 to August 31.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley New York Tax-Free Income Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to provide as high a level of current income exempt from federal and California income tax, as is consistent with the preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

14        Invesco New York Tax-Free Income Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

15        Invesco New York Tax-Free Income Fund

I.	Floating Rate Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Special Purpose Trusts established by a Broker Dealer (“Dealer Trusts”) fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund may enter into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating rate note and dealer trust obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption “Interest and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the eight months ended August 31, 2010 were $4,993,333 and 0.96%, respectively.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets.

Average Net Assets	Rate

First $500 million	0.47%

Over $500 million	0.445%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $135,466 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.90%, 1.40%, 1.40% and 0.65% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay

16        Invesco New York Tax-Free Income Fund

because of an expense offset arrangement. Unless the Board of Trustees and the Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, MSIA and Morgan Stanley Services Company Inc. (“MSSC”) had voluntarily agreed to cap the Acquired Fund’s operating expenses at 0.65% of the average daily net assets of the Acquired Fund.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For period January 1, 2010 to August 31, 2010, the Adviser and MSIA waived advisory fees of $29,770 and $49,108, respectively. For the year ended December 31, 2009, MSIA waived advisory fees of $146,552.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $22,904 to MSSC. For the period January 1, 2010 to August 31, 2010 and the year ended December 31, 2009, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, the Trust has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $11,653 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For period January 1, 2010 to August 31, 2010 and the year ended December 31, 2009, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, for the period January 1, 2010 to August 31, 2010 the Acquired Fund paid $14,447 to MSDI.
  For the period January 1, 2010 to August 31, 2010 and the year ended December 31, 2009, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees. For the year ended December 31, 2009, MSDI waived $21,251.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $901 in front-end sales commissions from the sale of Class A shares and $5, $418 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period January 1 to May 31, 2010, MSDI retained $4,825 in front-end sales commissions from the sale of Class A shares and $58, $254 and $2,696 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the year ended December 31, 2009, MSDI retained $19,797 in front-end sales commissions from the sale of Class A shares and $94, $5,033 and $56 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

17        Invesco New York Tax-Free Income Fund

  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$76,981,519	$—	$76,981,519

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period Ended August 31, 2010 and Years Ended December 31, 2009 and 2008:

	August 31,	December 31,	December 31,
	2010	2009	2008

Tax-exempt income	$2,017,288	$3,194,706	$3,436,931

Ordinary income	—	617,351	35,803

Long-term capital gain	—	927,917	847,266

Total distributions	$2,017,288	$4,739,974	$4,320,000

Tax Components of Net Assets at Period-End:

August 31,
2010

Undistributed tax-exempt income	$87,745

Net unrealized appreciation — investments	5,044,874

Temporary book/tax differences	(65,575)

Capital loss carryforward	(954,559)

Shares of beneficial interest	68,120,430

Total net assets	$72,232,915

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization and tender option bonds.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $231,342 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2017	$954,559

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

18        Invesco New York Tax-Free Income Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended August 31, 2010 was $12,754,345 and $15,256,672, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,819,986

Aggregate unrealized (depreciation) of investment securities	(775,112)

Net unrealized appreciation of investment securities	$5,044,874

Cost of investments for tax purposes is $71,936,645.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization on August 31, 2010, undistributed net investment income was decreased by $1,132 and undistributed net realized gain (loss) was increased by $1,132. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity

	Eight months ended		Year ended		Year ended
	August 31, 2010(a)		December 31, 2009		December 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Sold	720,511	$7,840,290	109,018	$1,153,786	186,121	$2,035,163

Reinvestment of dividends and distributions	110,526	1,198,724	279,522	2,897,033	242,197	2,524,353

Redeemed	(950,248)	(10,394,840)	(470,342)	(4,909,047)	(525,591)	(5,551,683)

Net increase (decrease)	(119,211)	(1,355,826)	(81,802)	(858,228)	(97,273)	(992,167)

Class B
Sold	665,555	7,245,923	104,467	1,087,201	113,003	1,167,995

Reinvestment of dividends and distributions	31,379	337,366	92,244	949,194	78,843	816,229

Redeemed	(759,706)	(8,197,338)	(249,422)	(2,589,834)	(325,269)	(3,410,069)

Net increase (decrease)	(62,772)	(614,049)	(52,711)	(553,439)	(133,423)	(1,425,845)

Class C
Sold	77,020	836,095	60,818	625,415	13,198	140,328

Reinvestment of dividends and distributions	6,819	73,317	18,265	187,685	11,658	120,716

Redeemed	(52,507)	(564,116)	(24,224)	(252,825)	(31,379)	(312,781)

Net increase (decrease)	31,332	345,296	54,859	560,275	(6,523)	(51,737)

Class Y
Sold	113,389	1,243,241	27,511	284,961	15,372	165,878

Reinvestment of dividends and distributions	14,831	159,082	37,684	386,211	49,704	514,638

Redeemed	(92,217)	(992,769)	(164,291)	(1,690,437)	(313,472)	(3,167,370)

Net increase (decrease)	36,003	409,554	(99,096)	(1,019,265)	(248,396)	(2,486,854)

Net increase (decrease) in share activity	(114,648)	$(1,215,025)	(178,750)	$(1,870,657)	(485,615)	$(4,956,603)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

19        Invesco New York Tax-Free Income Fund

NOTE 10—Purposes and Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
  The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
  In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
  The Fund may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

20        Invesco New York Tax-Free Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Eight months ended
	August 31,		Year ended December 31,
	2010		2009	2008	2007	2006	2005

Selected per share data:
Net asset value, beginning of period	$10.73		$9.92	$11.03	$11.29	$11.31	$11.67

Income (loss) from investment operations:
Net investment income	0.32		0.49	0.49	0.50	0.49	0.52

Net realized and unrealized gain (loss)	0.48		1.04	(0.99)	(0.26)	0.03	(0.17)

Total income (loss) from investment operations	0.80		1.53	(0.50)	0.24	0.52	0.35

Less dividends and distributions from:
Net investment income	(0.32)		(0.48)	(0.48)	(0.49)	(0.48)	(0.51)

Net realized gain	—		(0.24)	(0.13)	(0.01)	(0.06)	(0.20)

Total dividends and distributions	(0.32)		(0.72)	(0.61)	(0.50)	(0.54)	(0.71)

Net asset value, end of period	$11.21		$10.73	$9.92	$11.03	$11.29	$11.31

Total return(a)	7.55%		15.91%	(4.63)%	2.33%	4.63%	3.10%

Net assets, end of period, (000’s omitted)	$46,528		$45,803	$43,152	$49,048	$57,776	$63,437

Ratios to average net assets:
Total expenses
With fee waivers and/or expense reimbursements	0.97	%(b)	0.92%	0.91%	1.00%	0.91%	0.90%

Without fee waivers and/or expense reimbursements	1.14	%(b)	1.13%	1.06%	1.16%	1.03%	1.00%

With fee waivers and/or expense reimbursements, exclusive of interest and residual trust expense	0.90	%(b)	0.90%	0.91%	0.90%	0.91%	0.90%

Net investment income	4.44	%(b)	4.67%	4.58%	4.49%	4.32%	4.37%

Supplemental data:
Portfolio turnover(c)	19%		41%	9%	4%	12%	15%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Ratios are annualized and based on average daily net assets (000’s omitted) of $46,088.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

21        Invesco New York Tax-Free Income Fund

NOTE 11—Financial Highlights—(continued)

	Class B
	Eight months ended
	August 31,		Year ended December 31,
	2010		2009	2008	2007	2006	2005

Selected per share data:
Net asset value, beginning of period	$10.65		$9.85	$10.95	$11.21	$11.24	$11.59

Income (loss) from investment operations:
Net investment income	0.31		0.49	0.49	0.51	0.51	0.48

Net realized and unrealized gain (loss)	0.48		1.03	(0.98)	(0.26)	0.02	(0.15)

Total income (loss) from investment operations	0.79		1.52	(0.49)	0.25	0.53	0.33

Less dividends and distributions from:
Net investment income	(0.30)		(0.48)	(0.48)	(0.50)	(0.50)	(0.48)

Net realized gain	—		(0.24)	(0.13)	(0.01)	(0.06)	(0.20)

Total dividends and distributions	(0.30)		(0.72)	(0.61)	(0.51)	(0.56)	(0.68)

Net asset value, end of period	$11.14		$10.65	$9.85	$10.95	$11.21	$11.24

Total return(a)	7.55%		15.90%	(4.60)%	2.36%	4.84%	2.93%

Net assets, end of period, (000’s omitted)	$14,952		$14,970	$14,360	$17,424	$22,629	$26,952

Ratios to average net assets:
Total expenses
With fee waivers and/or expense reimbursements	1.08	%(b)	0.91%	0.90%	0.87%	0.72%	1.21%

Without fee waivers and/or expense reimbursements	1.25	%(b)	1.26%	1.05%	1.03%	0.84%	1.31%

With fee waivers and/or expense reimbursements, exclusive of interest and residual trust expense	1.01	%(b)	0.89%	0.90%	0.77%	0.72%	1.21%

Net investment income	4.33	%(b)	4.68%	4.59%	4.62%	4.51%	4.06%

Supplemental data:
Portfolio turnover(c)	19%		41%	9%	4%	12%	15%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Ratios are annualized and based on average daily net assets (000’s omitted) of $14,223.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

22        Invesco New York Tax-Free Income Fund

NOTE 11—Financial Highlights—(continued)

	Class C
	Eight months ended
	August 31,		Year ended December 31,
	2010		2009	2008	2007	2006	2005

Selected per share data:
Net asset value, beginning of period	$10.64		$9.86	$10.96	$11.22	$11.25	$11.60

Income (loss) from investment operations:
Net investment income	0.28		0.43	0.43	0.44	0.43	0.45

Net realized and unrealized gain (loss)	0.48		1.02	(0.97)	(0.26)	0.03	(0.16)

Total income (loss) from investment operations	0.76		1.45	(0.54)	0.18	0.46	0.29

Less dividends and distributions from:
Net investment income	(0.28)		(0.43)	(0.43)	(0.43)	(0.43)	(0.44)

Net realized gain	—		(0.24)	(0.13)	(0.01)	(0.06)	(0.20)

Total dividends and distributions	(0.28)		(0.67)	(0.56)	(0.44)	(0.49)	(0.64)

Net asset value, end of period	$11.12		$10.64	$9.86	$10.96	$11.22	$11.25

Total return(a)	7.23%		15.09%	(5.07)%	1.80%	4.11%	2.51%

Net assets, end of period, (000’s omitted)	$3,809		$3,311	$2,526	$2,881	$2,832	$4,152

Ratios to average net assets:
Total expenses
With fee waivers and/or expense reimbursements	1.47	%(b)	1.42%	1.41%	1.51%	1.41%	1.41%

Without fee waivers and/or expense reimbursements	1.64	%(b)	1.63%	1.56%	1.67%	1.53%	1.51%

With fee waivers and/or expense reimbursements, exclusive of interest and residual trust expense	1.40	%(b)	1.40%	1.41%	1.41%	1.41%	1.41%

Net investment income	3.94	%(b)	4.17%	4.08%	3.98%	3.82%	3.86%

Supplemental data:
Portfolio turnover(c)	19%		41%	9%	4%	12%	15%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Ratios are annualized and based on average daily net assets (000’s omitted) of $3,204.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

23        Invesco New York Tax-Free Income Fund

NOTE 11—Financial Highlights—(continued)

	Class Y
	Eight months ended
	August 31,		Year ended December 31,
	2010		2009	2008	2007	2006	2005

Selected per share data:
Net asset value, beginning of period	$10.61		$9.81	$10.91	$11.16	$11.19	$11.55

Income (loss) from investment operations:
Net investment income	0.34		0.51	0.51	0.52	0.51	0.53

Net realized and unrealized gain (loss)	0.47		1.03	(0.97)	(0.25)	0.03	(0.16)

Total income (loss) from investment operations	0.81		1.54	(0.46)	0.27	0.54	0.37

Less dividends and distributions from:
Net investment income	(0.33)		(0.50)	(0.51)	(0.51)	(0.51)	(0.53)

Net realized gain	—		(0.24)	(0.13)	(0.01)	(0.06)	(0.20)

Total dividends and distributions	(0.33)		(0.74)	(0.64)	(0.52)	(0.57)	(0.73)

Net asset value, end of period	$11.09		$10.61	$9.81	$10.91	$11.16	$11.19

Total return(a)	7.78%		16.22%	(4.40)%	2.56%	4.89%	3.27%

Net assets, end of period, (000’s omitted)	$6,944		$6,262	$6,761	$10,226	$10,824	$9,483

Ratios to average net assets:
Total expenses
With fee waivers and/or expense reimbursements	0.72	%(b)	0.67%	0.66%	0.76%	0.66%	0.66%

Without fee waivers and/or expense reimbursements	0.89	%(b)	0.88%	0.81%	0.92%	0.78%	0.76%

With fee waivers and/or expense reimbursements, exclusive of interest and residual trust expense	0.65	%(b)	0.65%	0.66%	0.66%	0.66%	0.66%

Net investment income	4.69	%(b)	4.92%	4.83%	4.73%	4.57%	4.61%

Supplemental data:
Portfolio turnover(c)	19%		41%	9%	4%	12%	15%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Ratios are annualized and based on average daily net assets (000’s omitted) of $6,060.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

NOTE 12—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

24        Invesco New York Tax-Free Income Fund

NOTE 11—Financial Highlights—(continued)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco New York Tax-Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco New York Tax-Free Income Fund (formerly known as Morgan Stanley New York Tax-Free Income Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, the statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 25, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

25        Invesco New York Tax-Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 1, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,058.00	$4.67	$1,020.67	$4.58	0.90%

B	1,000.00	1,057.90	5.45	1,019.91	5.35	1.05

C	1,000.00	1,055.60	7.25	1,018.15	7.12	1.40

Y	1,000.00	1,059.70	3.37	1,021.93	3.31	0.65

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26        Invesco New York Tax-Free Income Fund

Approval of Investment Advisory and Sub-Advisory Agreements with Invesco Advisers, Inc. and Its Affiliates

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco New York Tax-Free Income Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco

27        Invesco New York Tax-Free Income Fund

Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

28        Invesco New York Tax-Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its eight months ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the eight months ended August 31, 2010.

29        Invesco New York Tax-Free Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-NYTFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco S&P 500 Index Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
19	Financial Statements
21	Notes to Financial Statements
28	Financial Highlights
32	Auditor's Report
33	Fund Expenses
34	Approval of Investment Advisory and Sub-Advisory Agreements
36	Tax Information
37	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco S&P 500 Index Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco S&P 500 Index Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley S&P 500 Index Fund was reorganized into Invesco S&P 500 Index Fund. Effective June 25, 2010, Glen Murphy, Daniel Tsai, and Anne Unflat managed the Fund. Effective August 20, 2010, Anthony Munchak and Francis Orlando were added to the team. A listing of your Fund’s managers appears later in this report.
     For the fiscal year ended August 31, 2010, Class A shares of Invesco S&P 500 Index Fund at net asset value (NAV) performed in line with the S&P 500 Index and the Lipper S&P 500 Index Objective Funds Index. The Fund seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the S&P 500 Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.45%

Class B Shares	3.68

Class C Shares	3.71

Class Y Shares	4.72

S&P 500 Index▼ (Broad Market/Style-Specific Index)	4.93

Lipper S&P 500 Objective Funds Index▼ (Peer Group Index)	4.67

▼	Lipper Inc.

How we invest
The Fund will normally invest at least 80 percent of its assets in common stocks of companies included in the S&P 500 Index. The Fund’s assets are managed by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents five percent of the S&P 500 Index, the Fund typically will invest the same percentage of the Fund’s assets in that stock. The S&P 500 Index is a well known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Fund may invest in foreign companies, including those that are in emerging market countries, that are included in the S&P 500 Index. Buy and sell decisions for the Fund are a function of changes in the S&P 500 Index rather than independent decisions made by the investment team.

Market conditions and your Fund
Over the past year investors have been optimistic about the prospect of an improving economy given accommodative monetary policy, fiscal stimulus and increased strength in the manufacturing sector. Sentiment turned pessimistic when there was little good news to counter the seeds of economic troubles planted in the first quarter of 2010 that were already weighing heavily on the market. Within the U.S., waning consumer confidence, worsening employment outlook and continued pressures in the financial sector confirmed to most that economic growth was stalling. Internationally, concerns sprang from news of slowing economic growth in China and ongoing concerns about debt burdens in the southern eurozone, despite support from their northern peers. With little good news to support the market, steady gains became steep losses.
     At the beginning of the 12-month period covered by this report, riskier assets were outperforming securities considered safe havens, like U.S. Treasury securities. This trend continued through the middle of April 2010. However, renewed credit problems overseas and the market corrections that occurred in May, June and August created a more uncertain environment, which prompted many investors to favor safety over risk.
     The Fund stayed true to its process by maintaining the same proportion to all constituents of the S&P 500 Index as the index itself. On an absolute basis, all sectors in the Fund, except financials, posted positive returns during the fiscal year. The sectors that contributed most to overall Fund performance were the consumer discretionary, consumer staples, information technology and industrial sectors. The financials sector was the primary detractor at the sector level.
     Within the consumer discretionary sector, Procter & Gamble, Coca-Cola and McDonalds were top contributors. Procter & Gamble is focused on providing consumer packaged goods. The company’s products are sold in more than 180 countries primarily through mass merchandisers, grocery stores, membership club stores, drug stores and neighborhood stores, which serve many

Portfolio Composition
By sector

Information Technology	18.1%

Financials	15.8

Consumer Staples	11.7

Health Care	11.6

Energy	10.8

Industrials	10.5

Consumer Discretionary	10.2

Utilities	3.8

Materials	3.6

Telecommunication Services	3.2

Money Market Funds
Plus Other Assets Less Liabilities	0.7

Top 10 Equity Holdings*

1.	Exxon Mobil Corp.	3.2%

2.	Apple, Inc.	2.3

3.	Microsoft Corp.	1.9

4.	Procter & Gamble Co. (The)	1.8

5.	AT&T, Inc.	1.7

6.	International Business Machines Corp.	1.6

7.	Johnson & Johnson	1.6

8.	General Electric Co.	1.6

9.	Chevron Corp.	1.6

10.	JPMorgan Chase & Co.	1.5

Total Net Assets	$489.8 million

Total Number of Holdings*	500
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco S&P 500 Index Fund

consumers in developing markets. Sales to Wal-Mart and its affiliates represented approximately 16% of Procter & Gamble’s total revenue for the year ended June 30, 2010. In October 2009, Warner Chilcott (not a fund holding) completed the acquisition of Procter & Gamble’s global branded prescription pharmaceutical business. In July 2010, Sara Lee completed the sale of its air care business to Procter & Gamble.
     Detracting from performance were several financial sector companies, including Wells Fargo, JP Morgan Chase and Bank of America.
     As part of implementing the Fund’s strategy, the Fund may use derivatives, such as futures contracts to better manage our market exposure. The use of derivatives during the period was successful.
     While the global economy appeared more stable entering 2010 than it did the prior year, forecasting the future direction of the economy remained highly challenging. The bursting of the U.S. housing bubble, rising unemployment and rising taxation could impede future economic growth, while massive fiscal and monetary stimulus could promote economic growth.
     During the fiscal year, we were cautiously optimistic about the prospects for equities. In a world of moderate but positive economic growth, low inflation and prolonged government liquidity support, we believe equities can achieve gains. Further, valuations remained reasonable by historic standards, especially after the pullback during the second quarter of 2010.
     We welcome new investors who joined the Fund during the fiscal year and would like to thank all of our shareholders for your investment in Invesco S&P 500 Index Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.

Anthony Munchak
Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000. Mr. Munchak earned a B.S. and M.S. in finance from Boston College and an M.B.A. from Bentley College.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1995. Mr. Murphy earned a B.B.A. from the University of Massachusetts and an M.S. in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1987. Mr. Orlando earned a B.A. in business administration from Merrimack College and an M.B.A. from Boston University.
Daniel Tsai
Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000. Mr. Tsai earned a B.S. in mechanical engineering from National Taiwan University and an M.S. in mechanical engineering from the University of Michigan. He also earned an M.S. in computer science from Wayne State University.
Anne Unflat
Portfolio manager, is manager of Invesco S&P 500 Index Fund. She joined Invesco in 1988. Ms. Unflat graduated magna cum laude from Queens College with a B.A. in economics. She earned an M.B.A. in finance from St. John’s University.

5	Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes Since Inception
Fund data from 9/26/97, index data from 9/30/97

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco S&P 500 Index Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (9/26/97)		1.55%

10	Years	-2.90

5	Years	-2.45

1	Year	-1.34

Class B Shares

Inception (9/26/97)		1.51%

10	Years	-2.95

5	Years	-2.47

1	Year	-1.32

Class C Shares

Inception (9/26/97)		1.23%

10	Years	-3.08

5	Years	-2.07

1	Year	2.71

Class Y Shares

Inception (9/26/97)		2.23%

10	Years	-2.12

5	Years	-1.10

1	Year	4.72
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (9/26/97)		1.40%

10	Years	-2.68

5	Years	-2.34

1	Year	7.67

Class B Shares

Inception (9/26/97)		1.37%

10	Years	-2.73

5	Years	-2.35

1	Year	8.11

Class C Shares

Inception (9/26/97)		1.09%

10	Years	-2.86

5	Years	-1.96

1	Year	12.10

Class Y Shares

Inception (9/26/97)		2.09%

10	Years	-1.90

5	Years	-0.99

1	Year	14.15
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 0.65%, 1.40%, 1.40% and 0.40%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 0.70%, 1.45%, 1.45% and 0.45%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500 Composite Stock Price Index.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	In general, prices of equity securities are more volatile than those of fixed income securities. Prices of equity securities will rise and fall in response to events that affect entire financial markets or industries and to events that affect particular issuers. Investing in convertible securities may subject the portfolio to the risks associated with both fixed income securities and common stocks.

■	The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares.
The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of the purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the index are valued.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 objective funds tracked by Lipper.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	SPIAX
Class B Shares	SPIBX
Class C Shares	SPICX
Class Y Shares	SPIDX

8	Invesco S&P 500 Index Fund

Schedule of Investments(a)

August 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–99.3%
Advertising–0.2%
Interpublic Group of Cos., Inc.(b)	25,027	$213,480

Omnicom Group, Inc.	15,700	549,657

		763,137

Aerospace & Defense–2.7%
Boeing Co. (The)	38,824	2,373,311

General Dynamics Corp.	19,729	1,102,259

Goodrich Corp.	6,390	437,587

Honeywell International, Inc.	39,189	1,531,898

ITT Corp.	9,361	397,843

L-3 Communications Holdings, Inc.	5,893	392,474

Lockheed Martin Corp.	15,939	1,108,079

Northrop Grumman Corp.	15,405	833,719

Precision Castparts Corp.	7,272	823,045

Raytheon Co.	19,490	856,001

Rockwell Collins, Inc.	8,087	436,132

United Technologies Corp.	47,725	3,112,147

		13,404,495

Agricultural Products–0.2%
Archer-Daniels-Midland Co.	32,890	1,012,354

Air Freight & Logistics–1.1%
C.H. Robinson Worldwide, Inc.	8,534	554,624

Expeditors International of Washington, Inc.	10,888	431,056

FedEx Corp.	16,019	1,250,283

United Parcel Service, Inc. (Class B)	50,661	3,232,172

		5,468,135

Airlines–0.1%
Southwest Airlines Co.	38,076	420,740

Aluminum–0.1%
Alcoa, Inc.	52,224	533,207

Apparel Retail–0.5%
Abercrombie & Fitch Co. (Class A)	4,543	157,188

Gap, Inc. (The)	22,960	387,795

Limited Brands, Inc.	13,805	325,798

Ross Stores, Inc.	6,251	310,237

TJX Cos., Inc.	20,867	828,211

Urban Outfitters, Inc.(b)	6,657	201,840

		2,211,069

Apparel, Accessories & Luxury Goods–0.2%
Coach, Inc.	15,605	559,283

Polo Ralph Lauren Corp.	3,363	254,714

VF Corp.	4,537	320,403

		1,134,400

Application Software–0.6%
Adobe Systems, Inc.(b)	26,926	747,466

Autodesk, Inc.(b)	11,735	325,646

Citrix Systems, Inc.(b)	9,480	549,271

Compuware Corp.(b)	11,509	82,635

Intuit, Inc.(b)	16,066	687,625

Salesforce.com, Inc.(b)	5,757	632,579

		3,025,222

Asset Management & Custody Banks–1.2%
Ameriprise Financial, Inc.	13,081	570,070

Bank of New York Mellon Corp. (The)	62,040	1,505,711

Federated Investors, Inc. (Class B)	4,573	95,347

Franklin Resources, Inc.	7,603	733,765

Invesco Ltd.	23,895	432,499

Janus Capital Group, Inc.	9,373	85,107

Legg Mason, Inc.	7,954	201,475

Northern Trust Corp.	12,369	570,706

State Street Corp.	25,661	900,188

T. Rowe Price Group, Inc.	13,276	581,223

		5,676,091

Auto Parts & Equipment–0.2%
Johnson Controls, Inc.	34,407	912,818

Automobile Manufacturers–0.4%
Ford Motor Co.(b)	174,243	1,967,203

Automotive Retail–0.2%
AutoNation, Inc.(b)	3,984	89,959

AutoZone, Inc.(b)	1,489	312,362

O’Reilly Automotive, Inc.(b)	7,064	333,915

		736,236

Biotechnology–1.4%
Amgen, Inc.(b)	48,997	2,500,807

Biogen Idec, Inc.(b)	12,372	665,614

Celgene Corp.(b)	23,571	1,214,378

Cephalon, Inc.(b)	3,858	218,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco S&P 500 Index Fund

	Shares	Value

Biotechnology–(continued)

Genzyme Corp.(b)	13,650	$957,001

Gilead Sciences, Inc.(b)	42,895	1,366,635

		6,922,836

Brewers–0.1%
Molson Coors Brewing Co. (Class B)	8,107	353,141

Broadcasting–0.2%
CBS Corp. (Class B)	34,778	480,632

Discovery Communications, Inc. (Class A)(b)	14,541	548,923

		1,029,555

Building Products–0.0%
Masco Corp.	18,346	192,450

Cable & Satellite–1.1%
Comcast Corp. (Class A)	144,323	2,470,810

DirecTV (Class A)(b)	46,483	1,762,635

Scripps Networks Interactive, Inc. (Class A)	4,627	185,913

Time Warner Cable, Inc.	18,106	934,451

		5,353,809

Casinos & Gaming–0.1%
International Game Technology	15,247	222,606

Wynn Resorts Ltd.	3,535	284,957

		507,563

Coal & Consumable Fuels–0.2%
Consol Energy, Inc.	11,544	371,717

Massey Energy Co.	5,220	150,075

Peabody Energy Corp.	13,748	588,414

		1,110,206

Commercial Printing–0.0%
RR Donnelley & Sons Co.	10,551	159,795

Communications Equipment–2.5%
Cisco Systems, Inc.(b)	292,120	5,857,006

Corning, Inc.	79,831	1,251,750

Harris Corp.	6,635	279,134

JDS Uniphase Corp.(b)	11,484	105,538

Juniper Networks, Inc.(b)	26,911	731,979

Motorola, Inc.(b)	118,875	895,129

QUALCOMM, Inc.	83,903	3,214,324

Tellabs, Inc.	19,705	139,906

		12,474,766

Computer & Electronics Retail–0.2%
Best Buy Co., Inc.	17,695	555,446

GameStop Corp. (Class A)(b)	7,846	140,679

RadioShack Corp.	6,401	118,290

		814,415

Computer Hardware–5.2%
Apple, Inc.(b)	46,542	11,326,927

Dell, Inc.(b)	88,136	1,037,361

Hewlett-Packard Co.	119,407	4,594,781

International Business Machines Corp.	65,591	8,082,779

Teradata Corp.(b)	8,487	277,864

		25,319,712

Computer Storage & Peripherals–0.7%
EMC Corp.(b)	105,142	1,917,790

Lexmark International, Inc.(b)	4,032	141,080

NetApp, Inc.(b)	17,627	712,836

QLogic Corp.(b)	5,672	84,484

SanDisk Corp.(b)	11,762	390,969

Western Digital Corp.(b)	11,721	283,062

		3,530,221

Construction & Engineering–0.2%
Fluor Corp.	9,110	406,852

Jacobs Engineering Group, Inc.(b)	6,382	221,328

Quanta Services, Inc.(b)	10,787	193,519

		821,699

Construction & Farm Machinery & Heavy Trucks–1.0%
Caterpillar, Inc.	32,108	2,092,157

Cummins, Inc.	10,258	763,298

Deere & Co.	21,729	1,374,794

PACCAR, Inc.	18,663	764,996

		4,995,245

Construction Materials–0.1%
Vulcan Materials Co.	6,523	239,785

Consumer Electronics–0.0%
Harman International Industries, Inc.(b)	3,560	110,965

Consumer Finance–0.8%
American Express Co.	61,442	2,449,693

Capital One Financial Corp.	23,350	884,031

Discover Financial Services	27,816	403,610

SLM Corp.(b)	24,845	274,537

		4,011,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco S&P 500 Index Fund

	Shares	Value

Data Processing & Outsourced Services–1.2%
Automatic Data Processing, Inc.	25,727	$993,319

Computer Sciences Corp.	7,888	314,021

Fidelity National Information Services, Inc.	13,065	337,600

Fiserv, Inc.(b)	7,835	391,985

Mastercard, Inc. (Class A)	4,948	981,485

Paychex, Inc.	16,452	409,490

Total System Services, Inc.	10,093	143,321

Visa, Inc. (Class A)	23,148	1,596,749

Western Union Co. (The)	34,379	539,063

		5,707,033

Department Stores–0.4%
JC Penney Co., Inc.	12,082	241,640

Kohl’s Corp.(b)	15,749	739,888

Macy’s, Inc.	21,589	419,690

Nordstrom, Inc.	8,467	244,866

Sears Holdings Corp.(b)	2,439	150,974

		1,797,058

Distillers & Vintners–0.1%
Brown-Forman Corp. (Class B)	5,522	338,444

Constellation Brands, Inc.(b)	9,799	163,251

		501,695

Distributors–0.1%
Genuine Parts Co.	8,160	342,149

Diversified Banks–1.8%
Comerica, Inc.	8,983	309,105

US Bancorp	98,047	2,039,377

Wells Fargo & Co.	266,494	6,275,934

		8,624,416

Diversified Chemicals–0.9%
Dow Chemical Co. (The)	59,071	1,439,560

Eastman Chemical Co.	3,711	228,412

EI Du Pont de Nemours & Co.	46,342	1,889,364

FMC Corp.	3,727	232,118

PPG Industries, Inc.	8,457	556,724

		4,346,178

Diversified Metals & Mining–0.4%
Freeport-McMoRan Copper & Gold, Inc.	24,127	1,736,662

Titanium Metals Corp.(b)	4,342	78,677

		1,815,339

Diversified Support Services–0.1%
Cintas Corp.	6,721	171,319

Iron Mountain, Inc.	9,226	187,103

		358,422

Drug Retail–0.7%
CVS Caremark Corp.	69,607	1,879,389

Walgreen Co.	50,045	1,345,210

		3,224,599

Education Services–0.1%
Apollo Group, Inc. (Class A)(b)	6,424	272,891

DeVry, Inc.	3,162	120,504

		393,395

Electric Utilities–2.1%
Allegheny Energy, Inc.	8,628	194,561

American Electric Power Co., Inc.	24,493	867,297

Duke Energy Corp.	67,165	1,154,566

Edison International	16,664	562,410

Entergy Corp.	9,667	762,146

Exelon Corp.	33,787	1,375,807

FirstEnergy Corp.	15,591	569,539

NextEra Energy, Inc.	21,209	1,139,560

Northeast Utilities	8,966	259,745

Pepco Holdings, Inc.	11,416	204,917

Pinnacle West Capital Corp.	5,509	219,534

PPL Corp.	23,967	650,944

Progress Energy, Inc.	14,688	630,262

Southern Co.	42,174	1,547,364

		10,138,652

Electrical Components & Equipment–0.5%
Emerson Electric Co.	38,523	1,797,098

First Solar, Inc.(b)	2,511	321,031

Rockwell Automation, Inc.	7,293	372,964

		2,491,093

Electronic Components–0.1%
Amphenol Corp. (Class A)	8,851	360,413

Electronic Equipment & Instruments–0.1%
Agilent Technologies, Inc.(b)	17,802	480,120

FLIR Systems, Inc.(b)	7,873	197,770

		677,890

Electronic Manufacturing Services–0.0%
Jabil Circuit, Inc.	9,901	101,485

Molex, Inc.	6,942	122,527

		224,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco S&P 500 Index Fund

	Shares	Value

Environmental & Facilities Services–0.3%
Republic Services, Inc.	16,600	$488,538

Stericycle, Inc.(b)	4,355	285,253

Waste Management, Inc.	24,705	817,488

		1,591,279

Fertilizers & Agricultural Chemicals–0.4%
CF Industries Holdings, Inc.	3,640	336,700

Monsanto Co.	27,904	1,469,146

		1,805,846

Food–Retail–0.3%
Kroger Co. (The)	33,053	652,136

Safeway, Inc.	19,876	373,669

SUPERVALU, Inc.	10,854	105,501

Whole Foods Market, Inc.(b)	8,727	303,612

		1,434,918

Food Distributors–0.2%
Sysco Corp.	30,258	831,792

Footwear–0.3%
NIKE, Inc. (Class B)	19,874	1,391,180

Forest Products–0.0%
Weyerhaeuser Co.	10,822	169,905

Gas Utilities–0.1%
EQT Corp.	7,358	239,871

Nicor, Inc.	2,282	96,506

		336,377

General Merchandise Stores–0.5%
Big Lots, Inc.(b)	4,133	129,198

Family Dollar Stores, Inc.	6,908	295,593

Target Corp.	37,669	1,927,146

		2,351,937

Gold–0.3%
Newmont Mining Corp.	25,128	1,540,849

Health Care Distributors–0.4%
AmerisourceBergen Corp.	14,450	394,196

Cardinal Health, Inc.	18,519	554,829

McKesson Corp.	13,881	805,792

Patterson Cos., Inc.	4,811	121,670

		1,876,487

Health Care Equipment–1.6%
Baxter International, Inc.	30,507	1,298,378

Becton Dickinson and Co.	11,933	813,711

Boston Scientific Corp.(b)	77,558	402,526

C.R. Bard, Inc.	4,906	376,928

CareFusion Corp.(b)	9,063	195,580

Hospira, Inc.(b)	8,534	438,306

Intuitive Surgical, Inc.(b)	2,001	530,325

Medtronic, Inc.	56,342	1,773,646

St Jude Medical, Inc.(b)	16,714	577,803

Stryker Corp.	14,406	622,195

Varian Medical Systems, Inc.(b)	6,304	335,625

Zimmer Holdings, Inc.(b)	10,372	489,247

		7,854,270

Health Care Facilities–0.0%
Tenet Healthcare Corp.(b)	22,288	87,369

Health Care Services–0.7%
Cerner Corp(b)	3,448	251,187

DaVita, Inc.(b)	5,270	340,547

Express Scripts, Inc.(b)	28,034	1,194,249

Laboratory Corp. of America Holdings(b)	5,275	383,071

Medco Health Solutions, Inc.(b)	22,180	964,386

Quest Diagnostics, Inc.	7,730	336,255

		3,469,695

Health Care Supplies–0.0%
DENTSPLY International, Inc.	7,485	208,233

Home Building–0.1%
DR Horton, Inc.	14,159	145,271

Lennar Corp. (Class A)	8,368	110,207

Pulte Group, Inc.(b)	16,242	130,423

		385,901

Home Entertainment Software–0.1%
Electronic Arts, Inc.(b)	16,768	255,544

Home Furnishings–0.0%
Leggett & Platt, Inc.	7,573	145,174

Home Improvement Retail–0.9%
Home Depot, Inc.	85,948	2,390,214

Lowe’s Cos., Inc.	73,101	1,483,950

Sherwin-Williams Co. (The)	4,707	331,279

		4,205,443

Homefurnishing Retail–0.1%
Bed Bath & Beyond, Inc.(b)	13,465	484,336

Hotels, Resorts & Cruise Lines–0.4%
Carnival Corp. (Units)	22,142	690,388

Marriott International, Inc. (Class A)	13,122	420,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco S&P 500 Index Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–(continued)

Starwood Hotels & Resorts Worldwide, Inc.	9,677	$452,206

Wyndham Worldwide Corp.	9,176	212,791

		1,775,420

Household Appliances–0.2%
Snap-On, Inc.	2,943	121,340

Stanley Black & Decker, Inc.	8,245	442,262

Whirlpool Corp.	3,854	285,812

		849,414

Household Products–2.5%
Clorox Co.	7,203	466,899

Colgate-Palmolive Co.	25,085	1,852,276

Kimberly-Clark Corp.	21,173	1,363,541

Procter & Gamble Co. (The)	147,304	8,789,630

		12,472,346

Housewares & Specialties–0.1%
Fortune Brands, Inc.	7,820	350,258

Newell Rubbermaid, Inc.	14,229	213,719

		563,977

Human Resource & Employment Services–0.1%
Monster Worldwide, Inc.(b)	6,440	71,033

Robert Half International, Inc.	7,673	165,584

		236,617

Hypermarkets & Super Centers–1.3%
Costco Wholesale Corp.	22,554	1,275,429

Wal-Mart Stores, Inc.	106,257	5,327,726

		6,603,155

Independent Power Producers & Energy Traders–0.2%
AES Corp. (The)(b)	34,173	349,931

Constellation Energy Group, Inc.	10,315	302,539

NRG Energy, Inc.(b)	13,059	265,359

		917,829

Industrial Conglomerates–2.4%
3M Co.	36,472	2,864,876

General Electric Co.(c)	546,095	7,907,456

Textron, Inc.	13,979	238,621

Tyco International Ltd. (Luxembourg)	26,103	973,120

		11,984,073

Industrial Gases–0.4%
Air Products & Chemicals, Inc.	10,860	803,966

Praxair, Inc.	15,648	1,346,197

		2,150,163

Industrial Machinery–0.8%
Danaher Corp.	26,900	977,277

Dover Corp.	9,540	427,010

Eaton Corp.	8,524	592,248

Flowserve Corp.	2,851	254,822

Illinois Tool Works, Inc.	19,789	816,494

Pall Corp.	5,955	203,602

Parker Hannifin Corp.	8,278	489,727

Roper Industries, Inc.	4,842	281,223

		4,042,403

Industrial REIT’s–0.1%
ProLogis	24,375	264,469

Insurance Brokers–0.2%
AON Corp.	13,780	499,387

Marsh & McLennan Cos., Inc.	27,683	656,641

		1,156,028

Integrated Oil & Gas–6.6%
Chevron Corp.	102,740	7,619,198

ConocoPhillips	76,125	3,991,234

Exxon Mobil Corp.	261,480	15,469,157

Hess Corp.	14,946	751,036

Marathon Oil Corp.	36,289	1,106,452

Murphy Oil Corp.	9,782	523,924

Occidental Petroleum Corp.	41,541	3,035,816

		32,496,817

Integrated Telecommunication Services–2.9%
AT&T, Inc.	302,240	8,169,547

CenturyTel, Inc.	15,365	555,599

Frontier Communications Corp.	50,680	391,756

Qwest Communications International, Inc.	76,372	431,502

Verizon Communications, Inc.	144,585	4,266,703

Windstream Corp.	24,709	285,018

		14,100,125

Internet Retail–0.6%
Amazon.com, Inc.(b)	17,552	2,191,016

Expedia, Inc.	10,604	242,407

Priceline.com, Inc.(b)	2,422	705,965

		3,139,388

Internet Software & Services–1.7%
Akamai Technologies, Inc.(b)	9,250	426,148

eBay, Inc.(b)	58,159	1,351,615

Google, Inc. (Class A)(b)	12,379	5,570,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco S&P 500 Index Fund

	Shares	Value

Internet Software & Services–(continued)

VeriSign, Inc.(b)	9,309	$271,171

Yahoo!, Inc.(b)	60,217	787,638

		8,407,370

Investment Banking & Brokerage–1.3%
Charles Schwab Corp. (The)	50,057	638,728

E*Trade Financial Corp.(b)	10,127	125,676

Goldman Sachs Group, Inc. (The)	26,331	3,605,767

Morgan Stanley	71,496	1,765,236

		6,135,407

IT Consulting & Other Services–0.2%
Cognizant Technology Solutions Corp. (Class A)(b)	15,314	882,163

SAIC, Inc.(b)	14,965	222,679

		1,104,842

Leisure Products–0.1%
Hasbro, Inc.	6,692	270,089

Mattel, Inc.	18,655	391,569

		661,658

Life & Health Insurance–1.1%
Aflac, Inc.	24,016	1,134,756

Lincoln National Corp.	15,471	361,403

MetLife, Inc.	45,785	1,721,516

Principal Financial Group, Inc.	16,353	376,937

Prudential Financial, Inc.	23,834	1,205,285

Torchmark Corp.	4,244	209,441

Unum Group	17,023	341,311

		5,350,649

Life Sciences Tools & Services–0.3%
Life Technologies Corp.(b)	9,324	398,788

PerkinElmer, Inc.	6,002	126,102

Thermo Fisher Scientific, Inc.(b)	20,991	884,141

Waters Corp.(b)	4,793	290,072

		1,699,103

Managed Health Care–0.9%
Aetna, Inc.	21,732	580,679

CIGNA Corp.	14,151	455,945

Coventry Health Care, Inc.(b)	7,566	146,402

Humana, Inc.(b)	8,661	413,909

UnitedHealth Group, Inc.	58,139	1,844,169

WellPoint, Inc.(b)	20,445	1,015,708

		4,456,812

Metal & Glass Containers–0.1%
Ball Corp.	4,760	266,941

Owens-Illinois, Inc.(b)	8,485	212,634

Pactiv Corp.(b)	6,796	218,016

		697,591

Motorcycle Manufacturers–0.1%
Harley-Davidson, Inc.	12,042	292,861

Movies & Entertainment–1.5%
News Corp. (Class A)	115,279	1,449,057

Time Warner, Inc.	58,295	1,747,684

Viacom, Inc. (Class B)	31,066	976,094

Walt Disney Co. (The)	100,178	3,264,801

		7,437,636

Multi-line Insurance–0.4%
American International Group, Inc.(b)	6,908	234,388

Assurant, Inc.	5,687	207,917

Genworth Financial, Inc. (Class A)(b)	25,015	270,913

Hartford Financial Services Group, Inc.	22,714	457,914

Loews Corp.	17,980	631,817

		1,802,949

Multi-Sector Holdings–0.0%
Leucadia National Corp.(b)	9,692	206,924

Multi-Utilities–1.5%
Ameren Corp.	12,187	342,089

Centerpoint Energy, Inc.	21,298	314,997

CMS Energy Corp.	11,758	205,765

Consolidated Edison, Inc.	14,422	685,478

Dominion Resources, Inc.	30,487	1,303,624

DTE Energy Co.	8,567	401,364

Integrys Energy Group, Inc.	3,954	191,571

NiSource, Inc.	14,190	246,055

Oneok, Inc.	5,396	231,542

PG&E Corp.	19,044	890,498

Public Service Enterprise Group, Inc.	25,879	827,093

SCANA Corp.	5,770	225,203

Sempra Energy	12,660	644,647

TECO Energy, Inc.	10,940	184,667

Wisconsin Energy Corp.	5,954	331,876

Xcel Energy, Inc.	23,505	524,397

		7,550,866

Office Electronics–0.1%
Xerox Corp.	70,536	595,324

Office REIT’s–0.1%
Boston Properties, Inc.	7,110	578,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco S&P 500 Index Fund

	Shares	Value

Office Services & Supplies–0.1%
Avery Dennison Corp.	5,614	$182,567

Pitney Bowes, Inc.	10,614	204,214

		386,781

Oil & Gas Drilling–0.2%
Diamond Offshore Drilling, Inc.	3,559	207,062

Helmerich & Payne, Inc.	5,366	198,757

Nabors Industries Ltd. (Bermuda)(b)	14,588	228,740

Rowan Cos., Inc.(b)	5,824	149,735

		784,294

Oil & Gas Equipment & Services–1.5%
Baker Hughes, Inc.	21,944	824,655

Cameron International Corp.(b)	12,489	459,345

FMC Technologies, Inc.(b)	6,201	383,532

Halliburton Co.	46,303	1,306,208

National Oilwell Varco, Inc.	21,431	805,591

Schlumberger Ltd. (Netherlands Antilles)	69,864	3,725,836

		7,505,167

Oil & Gas Exploration & Production–1.7%
Anadarko Petroleum Corp.	25,304	1,163,731

Apache Corp.	18,427	1,655,666

Cabot Oil & Gas Corp.	5,270	146,717

Chesapeake Energy Corp.	33,293	688,499

Denbury Resources, Inc.(b)	20,420	300,991

Devon Energy Corp.	22,857	1,377,820

EOG Resources, Inc.	12,948	1,124,793

Noble Energy, Inc.	8,894	620,623

Pioneer Natural Resources Co.	5,903	341,311

QEP Resources	8,919	258,919

Range Resources Corp.	8,193	277,005

Southwestern Energy Co.(b)	17,707	579,373

		8,535,448

Oil & Gas Refining & Marketing–0.2%
Sunoco, Inc.	6,147	207,031

Tesoro Corp.	7,223	81,114

Valero Energy Corp.	28,923	456,116

		744,261

Oil & Gas Storage & Transportation–0.3%
El Paso Corp.	35,995	409,983

Spectra Energy Corp.	33,143	674,129

Williams Cos., Inc. (The)	29,884	541,797

		1,625,909

Other Diversified Financial Services–3.7%
Bank of America Corp.	513,177	6,389,053

Citigroup, Inc.(b)	1,156,194	4,301,042

JPMorgan Chase & Co.	203,506	7,399,478

		18,089,573

Packaged Foods & Meats–1.8%
Campbell Soup Co.	9,553	355,945

ConAgra Foods, Inc.	22,789	492,015

Dean Foods Co.(b)	9,257	94,699

General Mills, Inc.	33,939	1,227,234

Hershey Co. (The)	8,534	396,575

HJ Heinz Co.	16,174	747,886

Hormel Foods Corp.	3,547	153,053

JM Smucker Co. (The)	6,071	355,032

Kellogg Co.	13,045	648,076

Kraft Foods, Inc. (Class A)	89,177	2,670,851

McCormick & Co., Inc.	6,775	270,119

Mead Johnson Nutrition Co.	10,460	545,907

Sara Lee Corp.	33,822	488,390

Tyson Foods, Inc. (Class A)	15,617	255,806

		8,701,588

Paper Packaging–0.1%
Bemis Co., Inc.	5,542	159,998

Sealed Air Corp.	8,196	168,100

		328,098

Paper Products–0.1%
International Paper Co.	22,330	456,872

MeadWestvaco Corp.	8,695	189,203

		646,075

Personal Products–0.2%
Avon Products, Inc.	21,911	637,610

Estee Lauder Cos., Inc. (The) (Class A)	6,100	342,027

		979,637

Pharmaceuticals–6.2%
Abbott Laboratories	78,952	3,895,492

Allergan, Inc.	15,728	966,014

Bristol-Myers Squibb Co.	87,959	2,293,971

Eli Lilly & Co.	51,904	1,741,898

Forest Laboratories, Inc.(b)	14,605	398,570

Johnson & Johnson	141,072	8,043,925

King Pharmaceuticals, Inc.(b)	12,767	111,201

Merck & Co., Inc.	159,495	5,607,844

Mylan, Inc.(b)	15,796	271,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco S&P 500 Index Fund

	Shares	Value

Pharmaceuticals–(continued)

Pfizer, Inc.	412,576	$6,572,336

Watson Pharmaceuticals, Inc.(b)	5,440	234,301

		30,136,611

Photographic Products–0.0%
Eastman Kodak Co.(b)	13,742	47,960

Property & Casualty Insurance–2.4%
ACE Ltd. (Switzerland)	17,214	920,433

Allstate Corp. (The)	27,513	759,359

Berkshire Hathaway, Inc. (Class B)(b)	84,670	6,670,303

Chubb Corp.	16,713	921,220

Cincinnati Financial Corp.	8,381	223,605

Progressive Corp. (The)	34,290	678,942

Travelers Cos., Inc. (The)	24,038	1,177,381

XL Group PLC (Cayman Islands)	17,496	313,353

		11,664,596

Publishing–0.2%
Gannett Co., Inc.	12,181	147,268

McGraw-Hill Cos., Inc. (The)	16,137	446,188

Meredith Corp.	1,835	53,692

New York Times Co. (The) (Class A)(b)	5,932	42,592

Washington Post Co. (The) (Class B)	318	114,553

		804,293

Railroads–0.8%
CSX Corp.	19,908	993,210

Norfolk Southern Corp.	18,927	1,016,001

Union Pacific Corp.	25,887	1,888,198

		3,897,409

Real Estate Services–0.0%
CB Richard Ellis Group, Inc. (Class A)(b)	13,825	227,007

Regional Banks–1.0%
BB&T Corp.	35,399	783,026

Fifth Third Bancorp	40,654	449,227

First Horizon National Corp.(b)	11,691	117,845

Huntington Bancshares, Inc.	36,651	193,884

KeyCorp	44,967	331,407

M&T Bank Corp.	4,228	362,086

Marshall & Ilsley Corp.	26,968	176,640

PNC Financial Services Group, Inc.	26,906	1,371,130

Regions Financial Corp.	64,240	413,063

SunTrust Banks, Inc.	25,567	575,002

Zions BanCorp.	8,789	161,981

		4,935,291

REIT–Diversified–0.1%
Vornado Realty Trust	8,133	659,261

Research & Consulting Services–0.1%
Dun & Bradstreet Corp.	2,552	168,177

Equifax, Inc.	6,466	190,553

		358,730

Residential REIT’s–0.3%
Apartment Investment & Management Co.	5,951	121,638

AvalonBay Communities, Inc.	4,268	449,079

Equity Residential	14,472	663,252

		1,233,969

Restaurants–1.3%
Darden Restaurants, Inc.	7,190	296,659

McDonald’s Corp.	55,025	4,020,126

Starbucks Corp.	38,110	876,149

Yum! Brands, Inc.	23,908	996,964

		6,189,898

Retail REIT’s–0.3%
Kimco Realty Corp.	20,746	309,323

Simon Property Group, Inc.	14,970	1,354,036

		1,663,359

Semiconductor Equipment–0.3%
Applied Materials, Inc.	68,706	713,855

KLA-Tencor Corp.	8,650	242,287

MEMC Electronic Materials, Inc.(b)	11,631	119,683

Novellus Systems, Inc.(b)	4,956	115,475

Teradyne, Inc.(b)	9,190	82,526

		1,273,826

Semiconductors–2.0%
Advanced Micro Devices, Inc.(b)	28,931	162,592

Altera Corp.	15,429	380,633

Analog Devices, Inc.	15,241	424,919

Broadcom Corp. (Class A)	22,089	662,007

Intel Corp.	284,594	5,043,006

Linear Technology Corp.	11,463	328,415

LSI Corp.(b)	33,431	134,393

Microchip Technology, Inc.	9,469	262,197

Micron Technology, Inc.(b)	43,695	282,488

National Semiconductor Corp.	12,175	153,527

Nvidia Corp.(b)	29,267	273,061

Texas Instruments, Inc.	62,515	1,439,720

Xilinx, Inc.	13,238	319,698

		9,866,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco S&P 500 Index Fund

	Shares	Value

Soft Drinks–2.6%
Coca-Cola Co. (The)	118,003	$6,598,728

Coca-Cola Enterprises, Inc.	16,637	473,489

Dr Pepper Snapple Group, Inc.	12,565	462,643

PepsiCo, Inc.	82,489	5,294,144

		12,829,004

Specialized Consumer Services–0.0%
H&R Block, Inc.	16,839	216,381

Specialized Finance–0.4%
CME Group, Inc.	3,359	833,301

IntercontinentalExchange, Inc.(b)	3,809	363,988

Moody’s Corp.	10,057	212,605

NASDAQ OMX Group, Inc. (The)(b)	7,455	133,519

NYSE Euronext	13,349	370,301

		1,913,714

Specialized REIT’s–0.5%
HCP, Inc.	15,859	558,554

Health Care REIT, Inc.	6,334	290,984

Host Hotels & Resorts, Inc.	33,666	442,034

Plum Creek Timber Co., Inc.	8,380	288,859

Public Storage	6,948	681,043

Ventas, Inc.	8,059	407,060

		2,668,534

Specialty Chemicals–0.3%
Airgas, Inc.	4,294	282,545

Ecolab, Inc.	11,935	565,719

International Flavors & Fragrances, Inc.	4,086	186,689

Sigma-Aldrich Corp.	6,191	329,176

		1,364,129

Specialty Stores–0.2%
CarMax, Inc.(b)	11,411	227,421

Office Depot, Inc.(b)	14,091	48,050

Staples, Inc.	37,333	663,408

Tiffany & Co.	6,494	257,357

		1,196,236

Steel–0.3%
AK Steel Holding Corp.	5,586	71,166

Allegheny Technologies, Inc.	5,088	207,183

Cliffs Natural Resources, Inc.	6,926	423,802

Nucor Corp.	16,118	592,820

United States Steel Corp.	7,333	311,726

		1,606,697

Systems Software–3.2%
BMC Software, Inc.(b)	9,257	333,807

CA, Inc.	19,975	359,750

McAfee, Inc.(b)	8,014	377,059

Microsoft Corp.	389,989	9,156,942

Novell, Inc.(b)	17,895	100,570

Oracle Corp.	200,243	4,381,317

Red Hat, Inc.(b)	9,632	332,785

Symantec Corp.(b)	40,862	556,949

		15,599,179

Thrifts & Mortgage Finance–0.1%
Hudson City Bancorp, Inc.	24,240	279,366

People’s United Financial, Inc.	19,167	243,804

		523,170

Tires & Rubber–0.0%
Goodyear Tire & Rubber Co. (The)(b)	12,424	114,798

Tobacco–1.7%
Altria Group, Inc.	106,521	2,377,549

Lorillard, Inc.	7,848	596,526

Philip Morris International, Inc.	94,721	4,872,448

Reynolds American, Inc.	8,600	469,044

		8,315,567

Trading Companies & Distributors–0.1%
Fastenal Co.	6,708	303,671

WW Grainger, Inc.	3,184	336,836

		640,507

Trucking–0.0%
Ryder System, Inc.	2,689	103,177

Wireless Telecommunication Services–0.4%
American Tower Corp. (Class A)(b)	20,634	966,909

MetroPCS Communications, Inc.(b)	13,368	119,510

Sprint Nextel Corp.(b)	152,476	622,102

		1,708,521

Total Common Stocks & Other Equity Interests (Cost $490,050,906)		486,458,301

Money Market Funds–0.7%
Liquid Assets Portfolio–Institutional Class(d)	1,565,248	1,565,248

Premier Portfolio–Institutional Class(d)	1,565,248	1,565,248

Total Money Market Funds (Cost $3,130,496)		3,130,496

TOTAL INVESTMENTS–100.0% (Cost $493,181,402)		489,588,797

OTHER ASSETS LESS LIABILITIES–0.0%		197,383

NET ASSETS–100.0%		$489,786,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco S&P 500 Index Fund

Investment Abbreviation:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See NOTE 1I and NOTE 4.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $490,050,906)	$486,458,301

Investments in affiliated money market funds, at value and cost	3,130,496

Total investments, at value (Cost $493,181,402)	489,588,797

Receivable for:
Dividends	1,520,992

Variation margin	14,697

Fund shares sold	214,660

Other Assets	25,028

Total assets	491,364,174

Liabilities:
Payable for:
Fund shares reacquired	1,138,399

Accrued fees to affiliates	358,973

Accrued other operating expenses	80,622

Total liabilities	1,577,994

Net assets applicable to shares outstanding	$489,786,180

Net assets consist of:
Shares of beneficial interest	$570,528,158

Undistributed net investment income	5,387,726

Undistributed net realized gain (loss)	(82,460,143)

Unrealized appreciation (depreciation)	(3,669,561)

$489,786,180

Net Assets:
Class A	$335,583,039

Class B	$64,101,932

Class C	$66,933,274

Class Y	$23,167,935

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	29,533,624

Class B	5,774,365

Class C	6,092,333

Class Y	2,017,695

Class A:
Net asset value per share	$11.36

Maximum offering price per share,
(Net asset value of $11.36 divided by 94.50%)	$12.02

Class B:
Net asset value and offering price per share	$11.10

Class C:
Net asset value and offering price per share	$10.99

Class Y:
Net asset value and offering price per share	$11.48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco S&P 500 Index Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Dividends	$11,511,468

Dividends from affiliated money market funds	1,766

Total investment income	11,513,234

Expenses
Advisory fees	668,657

Administrative services fees	379,042

Custodian fees	28,678

Distribution fees:

Class A	912,431

Class B	919,427

Class C	755,185

Transfer agent fees	950,650

Trustees’ and officers’ fees and benefits	36,956

Other	361,676

Total expenses	5,012,702

Less: Fees waived	(523,795)

Net expenses	4,488,907

Net investment income	7,024,327

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,829,899)

Futures contracts	242,810

(2,587,089)

Change in net unrealized appreciation (depreciation) of:
Investment securities	23,647,586

Futures contracts	(317,913)

23,329,673

Net realized and unrealized gain	20,742,584

Net increase in net assets resulting from operations	$27,766,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended August 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$7,024,327	$10,052,427

Net realized gain (loss)	(2,587,089)	(36,570,308)

Change in net unrealized appreciation (depreciation)	23,329,673	(146,799,390)

Net increase (decrease) in net assets resulting from operations	27,766,911	(173,317,271)

Distributions to shareholders from net investment income:
Class A shares	(7,210,852)	(7,399,930)

Class B shares	(1,207,325)	(1,543,020)

Class C shares	(1,049,628)	(998,587)

Class Y shares	(532,217)	(558,487)

Total distributions from net investment income	(10,000,022)	(10,500,024)

Net decrease from transactions in shares of beneficial interest	(84,953,972)	(98,923,340)

Net decrease in net assets	(67,187,083)	(282,740,635)

Net assets:
Beginning of year	556,973,263	839,713,898

End of year (includes undistributed net investment income of $5,387,492 and $8,473,456, respectively)	$489,786,180	$556,973,263

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley S&P 500 Index Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

21        Invesco S&P 500 Index Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

22        Invesco S&P 500 Index Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

  Prior to the Reorganization, the Acquired Fund paid at advisory fee of $512,574 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective at the date of Reorganization, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 0.65%, 1.40%, 1.40% and 0.40%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Prior to the Reorganization, MSIA had voluntarily agreed to cap operating expenses (except for brokerage and 12b-1 fees) by assuming the Acquired Fund’s “other expenses” and/or waiving the Acquired Fund’s advisory fees, and Morgan Stanly Services Company Inc. (the “Administrator”) had agreed to waive the Acquired Fund’s administrative fees, to the extent such operating expenses exceed 0.34% of the average daily net assets of the Acquired Fund on an annualized basis.

23        Invesco S&P 500 Index Fund

  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended August 31, 2010, the Adviser and MSIA waived advisory fees of $1,057 and $522,738, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $341,615 to Morgan Stanley Services Company, Inc. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, the Trust has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $751,575 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $2,009,749 to MSDI.
  For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $4,074 in front-end sales commissions from the sale of Class A shares and $28, $29,438 and $1,212 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period September 1, 2009 to May 31, 2010, MSDI retained $63,474 in front-end sales commissions from the sale of Class A shares and $10,258, $79,703 and $6,643 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$489,588,797	$—	$—	$489,588,797

Futures*	(76,956)	—	—	(76,956)

Total Investments	$489,511,841	$—	$—	$489,511,841

*	Unrealized appreciation (depreciation).

24        Invesco S&P 500 Index Fund

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Equity risk
Futures contracts(a)	$—	$(76,956)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Equity risk	$242,810

Change in Unrealized Appreciation (Depreciation)
Equity risk	(317,913)

Total	$(75,103)

*	The average value of futures outstanding during the period was $4,879,547.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

S&P 500 E-Mini	88	September 2010	$4,612,520	$(76,956)

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

25        Invesco S&P 500 Index Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$10,000,022	$10,500,024

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$5,307,916

Net unrealized appreciation (depreciation) — investments	(32,328,582)

Post-October deferrals	(1,256,773)

Capital loss carryforward	(52,464,539)

Shares of beneficial interest	570,528,158

Total net assets	$489,786,180

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2012	$20,294,770

August 31, 2017	12,322,416

August 31, 2018	19,847,353

Total capital loss carryforward	$52,464,539

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $40,437,527 and $125,287,807, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$99,368,475

Aggregate unrealized (depreciation) of investment securities	(131,697,057)

Net unrealized appreciation (depreciation) of investment securities	$(32,328,582)

Cost of investments for tax purposes is $521,917,379.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trust investments, on August 31, 2010, undistributed net investment income was decreased by $110,035, undistributed net realized gain (loss) was increased by $107,240 and shares of beneficial interest increased by $2,795. This reclassification had no effect on the net assets of the Fund.

26        Invesco S&P 500 Index Fund

NOTE 10—Share Information

	Summary of Share Activity

	For the years ended August 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Class A
Sold	3,738,277	$44,680,433	6,646,915	$64,439,524

Conversion from Class B	645,541	7,705,077	436,272	4,262,377

Reinvestment of dividends	588,507	7,062,080	788,953	7,274,152

Redeemed	(6,942,030)	(82,784,512)	(8,240,060)	(80,705,634)

Net increase (decrease) — Class A	(1,969,705)	(23,336,922)	(367,920)	(4,729,581)

Class B
Sold	156,856	1,823,526	616,503	5,827,518

Conversion to Class A	(660,060)	(7,705,077)	(446,198)	(4,262,377)

Reinvestment of dividends	97,614	1,150,870	164,097	1,485,074

Redeemed	(3,997,776)	(46,771,647)	(6,211,635)	(59,812,812)

Net increase (decrease) — Class B	(4,403,366)	(51,502,328)	(5,877,233)	(56,762,597)

Class C
Sold	324,099	3,728,918	838,920	7,834,836

Reinvestment of dividends	87,603	1,022,327	108,883	976,681

Redeemed	(1,229,575)	(14,262,349)	(1,767,363)	(16,865,136)

Net increase (decrease) — Class C	(817,873)	(9,511,104)	(819,560)	(8,053,619)

Class Y
Sold	164,078	1,976,792	382,657	3,893,883

Reinvestment of dividends	43,861	531,151	59,756	555,732

Redeemed	(257,580)	(3,111,561)	(3,630,056)	(33,827,158)

Net increase (decrease) — Class Y	(49,641)	(603,618)	(3,187,643)	(29,377,543)

Net increase (decrease) in share activity	(7,240,585)	$(84,953,972)	(10,252,356)	$(98,923,340)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

27        Invesco S&P 500 Index Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$11.09		$13.94		$16.01		$14.17		$13.27

Income (loss) from investment operations:
Net investment income(a)	0.18		0.21		0.23		0.21		0.18

Net realized and unrealized gain (loss)	0.33		(2.83)		(2.05)		1.85		0.91

Total income (loss) from investment operations	0.51		(2.62)		(1.82)		2.06		1.09

Less dividends from net investment income	(0.24)		(0.23)		(0.25)		(0.22)		(0.19)

Net asset value, end of period	$11.36		$11.09		$13.94		$16.01		$14.17

Total return(b)	4.44%		(18.43)%		(11.55)%		14.60%		8.24%

Net assets, end of period, in millions(c)	$335,583		$349		$444		$521		$452

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.60	%(d)	0.59	%(e)	0.59	%(e)	0.58	%(e)	0.62%

Without fee waivers and/or expense reimbursements	0.69	%(d)	0.74	%(e)	0.66	%(e)	0.65	%(e)	0.66%

Ratio of net investment income to average net assets	1.47	%(d)	2.11	%(e)(f)	1.50	%(e)(f)	1.37	%(e)(f)	1.32	%(f)

Rebate from affiliates	—		0.00	%(g)	0.00	%(g)	0.00	%(g)	—

Supplemental data:
Portfolio turnover(h)	7%		7%		10%		3%		4%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Net assets, end of period, for the year ended August 31, 2010 is stated in thousands.
(d)	Ratios are based on average daily net assets (000’s omitted) of $365,074.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(f)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 1.96%, 1.43%, 1.30% and 1.28% for the years ended August 31, 2009 through August 31, 2006, respectively.
(g)	Amount is less than 0.005%.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

28        Invesco S&P 500 Index Fund

NOTE 11—Financial Highlights—(continued)

	Class B
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$10.83		$13.54		$15.52		$13.72		$12.83

Income (loss) from investment operations:
Net investment income(a)	0.08		0.13		0.11		0.09		0.07

Net realized and unrealized gain (loss)	0.33		(2.73)		(1.99)		1.79		0.87

Total income (loss) from investment operations	0.41		(2.60)		(1.88)		1.88		0.94

Less dividends from net investment income	(0.14)		(0.11)		(0.10)		(0.08)		(0.05)

Net asset value, end of period	$11.10		$10.83		$13.54		$15.52		$13.72

Total return(b)	3.68%		(19.06)%		(12.20)%		13.76%		7.35%

Net assets, end of period, in millions(c)	$64,102		$110		$217		$377		$534

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.35	%(d)	1.34	%(e)	1.34	%(e)	1.34	%(e)	1.38%

Without fee waivers and/or expense reimbursements	1.44	%(d)	1.49	%(e)	1.41	%(e)	1.41	%(e)	1.42%

Ratio of net investment income to average net assets	0.72	%(d)	1.36	%(e)(f)	0.75	%(e)(f)	0.61	%(e)(f)	0.56	%(f)

Rebate from affiliates	—		0.00	%(g)	0.00	%(g)	0.00	%(g)	—

Supplemental data:
Portfolio turnover(h)	7%		7%		10%		3%		4%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Net assets, end of period, for the year ended August 31, 2010 is stated in thousands.
(d)	Ratios are based on average daily net assets (000’s omitted) of $92,032.
(e)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(f)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 1.21%, 0.68%, 0.54% and 0.52% for the years ended August 31, 2009 through August 31, 2006, respectively.
(g)	Amount is less than 0.005%.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

29        Invesco S&P 500 Index Fund

NOTE 11—Financial Highlights—(continued)

	Class C
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$10.74		$13.46		$15.46		$13.70		$12.83

Income (loss) from investment operations:
Net investment income(a)	0.08		0.13		0.11		0.09		0.08

Net realized and unrealized gain (loss)	0.33		(2.72)		(1.98)		1.78		0.87

Total income (loss) from investment operations	0.41		(2.59)		(1.87)		1.87		0.95

Less dividends from net investment income	(0.16)		(0.13)		(0.13)		(0.11)		(0.08)

Net asset value, end of period	$10.99		$10.74		$13.46		$15.46		$13.70

Total return(b)	3.71%		(19.01)%		(12.21)%		13.68%		7.45%

Net assets, end of period, in millions(c)	$66,933		$74		$104		$132		$132

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.35	%(d)	1.34	%(e)	1.33	%(e)	1.33	%(e)	1.34%

Without fee waivers and/or expense reimbursements	1.44	%(d)	1.49	%(e)	1.40	%(e)	1.40	%(e)	1.38%

Ratio of net investment income to average net assets	0.72	%(d)	1.36	%(e)(f)	0.76	%(e)(f)	0.62	%(e)(f)	0.60	%(f)

Rebate from affiliates	—		0.00	%(g)	0.00	%(g)	0.00	%(g)	—

Supplemental data:
Portfolio turnover(h)	7%		7%		10%		3%		4%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Net assets, end of period, for the year ended August 31, 2010 is stated in thousands.
(d)	Ratios are based on average daily net assets (000’s omitted) of $75,542.
(e)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(f)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 1.21%, 0.69%, 0.55% and 0.56% for the years ended August 31, 2009 through August 31, 2006, respectively.
(g)	Amount is less than 0.005%.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

30        Invesco S&P 500 Index Fund

NOTE 11—Financial Highlights—(continued)

	Class Y
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$11.20		$14.09		$16.17		$14.31		$13.40

Income (loss) from investment operations:
Net investment income(a)	0.21		0.25		0.27		0.25		0.21

Net realized and unrealized gain (loss)	0.33		(2.87)		(2.06)		1.86		0.92

Total income (loss) from investment operations	0.54		(2.62)		(1.79)		2.11		1.13

Less dividends from net investment income	(0.26)		(0.27)		(0.29)		(0.25)		(0.22)

Net asset value, end of period	$11.48		$11.20		$14.09		$16.17		$14.31

Total return(b)	4.72%		(18.22)%		(11.28)%		14.86%		8.46%

Net assets, end of period, in millions(c)	$23,168		$23		$74		$96		$99

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.35	%(d)	0.34	%(e)	0.34	%(e)	0.34	%(e)	0.38%

Without fee waivers and/or expense reimbursements	0.44	%(d)	0.49	%(e)	0.41	%(e)	0.41	%(e)	0.42%

Ratio of net investment income to average net assets	1.72	%(d)	2.36	%(e)(f)	1.75	%(e)(f)	1.61	%(e)(f)	1.56	%(f)

Rebate from affiliates	—		0.00	%(g)	0.00	%(g)	0.00	%(g)	—

Supplemental data:
Portfolio turnover(h)	7%		7%		10%		3%		4%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)	Net assets, end of period, for the year ended August 31, 2010 is stated in thousands.
(d)	Ratios are based on average daily net assets (000’s omitted) of $24,567.
(e)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(f)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 2.21%, 1.68%, 1.54% and 1.52% for the years ended August 31, 2009 through August 31, 2006, respectively.
(g)	Amount is less than 0.005%.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

NOTE 12—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

31        Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco S&P 500 Index Fund (formerly known as Morgan Stanley S&P 500 Index Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

32        Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$957.00	$2.91	$1,022.23	$3.01	0.59%

B	1,000.00	953.60	6.60	1,018.45	6.82	1.34

C	1,000.00	954.00	6.60	1,018.45	6.82	1.34

I	1,000.00	958.30	1.68	1,023.49	1.73	0.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

33        Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco S&P 500 Index Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

34        Invesco S&P 500 Index Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

35        Invesco S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

36        Invesco S&P 500 Index Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley S&P 500 Index Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	22,428,761	1,138,106	2,501,091	0

37        Invesco S&P 500 Index Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-SPI-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees
		Billed Applicable		Percentage of Fees
		to Non-Audit		Billed Applicable to
		Services Provided		Non-Audit Services
	Fees Billed for	for fiscal year end		Provided for fiscal
	Services Rendered	2010 Pursuant to	Fees Billed for	year end 2009
	to the Registrant	Waiver of Pre-	Services Rendered	Pursuant to Waiver
	for fiscal year end	Approval	to the Registrant for	of Pre-Approval
	2010	Requirement(1)	fiscal year end 2009	Requirement(1)

Audit Fees	$557,050	N/A	$296,296	N/A
Audit-Related Fees(2)	$0	0%	$6,000	0%
Tax Fees(3)	$121,874	0%	$59,206	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$678,924	0%	$361,502	0%
PWC billed the Registrant aggregate non-audit fees of $121,874 for the fiscal year ended 2010, and $65,206 for the fiscal year ended 2009, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related Fees for the fiscal year ended August 31, 2009 includes fees billed for completing agreed-upon procedures related to fund mergers.

(3)	Tax fees for the fiscal year end August 31, 2010 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end August 31, 2009 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco	Billed Applicable to	and Invesco	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 2010 That	Provided for fiscal	year end 2009 That	Provided for fiscal
	Were Required	year end 2010	Were Required	year end 2009
	to be Pre-Approved	Pursuant to Waiver	to be Pre-Approved	Pursuant to Waiver
	by the Registrant’s	of Pre-Approval	by the Registrant’s	of Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2010, and $0 for the fiscal year ended 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of September 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant:	AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: November 8, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: November 8, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: November 8, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.